As Filed with the Securities and Exchange Commission on May 1, 2017

REGISTRATION NO. 333-74844

811-05846

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 42

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 137

DELAWARE LIFE VARIABLE ACCOUNT F

(Exact Name of Registrant)

DELAWARE LIFE INSURANCE COMPANY

(Name of Depositor)

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (844) 448-3519

Michael S. Bloom, Senior Vice President and General Counsel

Delaware Life Insurance Company

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☑	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (date) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Flexible Premium Deferred Variable Annuity Contracts.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

MAY 1, 2017

MASTERS FLEX PROSPECTUS

Delaware Life Insurance Company and Delaware Life Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals. The contracts and certificates described in this Prospectus are no longer available for sale. You may choose among a number of variable investment options and, when available, fixed interest options. Currently no fixed interest options are available other than those included in our dollar-cost averaging program. (See “Other Programs.”) The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the “Funds”):

Large-Cap Equity Funds

Rational Dividend Capture VA Fund

Columbia Variable Portfolio - Large Cap Growth Fund, Class 2

Fidelity® Contrafund® Portfolio, Service Class 2 (of Variable Insurance Products Fund II)

Franklin Mutual Shares VIP Fund, Class 2

Invesco V.I. Comstock Fund, Series II

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2

Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC

MFS® Core Equity Portfolio, Service Class

MFS® Growth Series, Service Class

MFS® Research Series, Service Class

MFS® Value Series, Service Class

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio, Class II

Oppenheimer Capital Appreciation Fund/VA, Service Shares

Putnam VT Equity Income Fund, Class IB

Variable Portfolio - Loomis Sayles Growth Fund, Class 2

Mid-Cap Equity Funds

Fidelity® Mid Cap Portfolio, Service Class 2 (of Variable Insurance Products Fund III)

Invesco V.I. American Value Fund, Series II

Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC

MFS® Mid Cap Growth Series, Service Class

MFS® Mid Cap Value Portfolio, Service Class

Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio, Class II

Small/Mid-Cap Equity Fund

AB Small/Mid Cap Value Portfolio, Class B

Small-Cap Equity Funds

Rational Insider Buying VA Fund

Franklin Small Cap Value VIP Fund, Class 2

MFS® Blended Research Small Cap Equity Portfolio, Service Class

MFS® New Discovery Series, Service Class

MFS® New Discovery Value Portfolio, Service Class

International/Global Equity Funds

AB International Growth Portfolio, Class B

Columbia Variable Portfolio - Select International Equity Fund, Class 2

First Eagle Overseas Variable Fund

Invesco V.I. International Growth Fund, Series II

MFS® International Growth Portfolio, Service Class

MFS® International Value Portfolio, Service Class

MFS® Research International Portfolio, Service Class

Oppenheimer Global Fund/VA, Service Shares

PIMCO StocksPLUS® Global Portfolio, Advisor Class

Templeton Growth VIP Fund, Class 2

Emerging Markets Equity Funds

Lazard Retirement Emerging Markets Equity Portfolio, Service Class

MFS® Emerging Markets Equity Portfolio, Service Class

Specialty Sector Equity Fund

MFS® Utilities Series, Service Class

Specialty Sector Commodity Fund

PIMCO CommodityRealReturn® Strategy Portfolio, Administrative Class

Real Estate Equity Fund

MFS® Global Real Estate Portfolio, Service Class

Asset Allocation Funds

AB Balanced Wealth Strategy Portfolio, Class B

AB Dynamic Asset Allocation Portfolio, Class B

BlackRock Global Allocation V.I. Fund, Class III

Fidelity® Balanced Portfolio, Service Class 2 (of Variable Insurance Products Fund III)

Franklin Income VIP Fund, Class 2

Invesco V.I. Equity and Income Fund, Series II

MFS® Conservative Allocation Portfolio, Service Class

MFS® Global Tactical Allocation Portfolio, Service Class

MFS® Growth Allocation Portfolio, Service Class

MFS® Moderate Allocation Portfolio, Service Class

MFS® Total Return Series, Service Class

PIMCO All Asset Portfolio, Administrative Class

PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class

Putnam VT Absolute Return 500 Fund, Class IB

Target Date Funds

Fidelity® Freedom 2015 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)

Fidelity® Freedom 2020 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)

Money Market Fund

MFS® U.S. Government Money Market Portfolio, Service Class

Global Bond Fund

Templeton Global Bond VIP Fund, Class 4

Short-Term Bond Fund

MFS® Limited Maturity Portfolio, Service Class

Intermediate-Term Bond Funds

JPMorgan Insurance Trust Core Bond Portfolio, Class 2

MFS® Corporate Bond Portfolio, Service Class

MFS® Government Securities Portfolio, Service Class

MFS® Total Return Bond Series, Service Class

Inflation Adjusted Bond Fund

MFS® Inflation-Adjusted Bond Portfolio, Service Class

Multi-Sector Bond Fund

Franklin Strategic Income VIP Fund, Class 2

High Yield Bond Fund

MFS® High Yield Portfolio, Service Class

Emerging Markets Bond Fund

PIMCO Emerging Markets Bond Portfolio, Administrative Class

Not all Funds may be available as an investment option under your Contract. Please see “Variable Account Options: The Funds.”

We have filed a Statement of Additional Information dated May 1, 2017 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 72 of this Prospectus. You may obtain a copy without charge by writing to us at our Service Address or by telephoning (877) 253-2323. In addition, you can inspect and copy all of our filings at the SEC’s public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also has a website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

Any reference in this Prospectus to receipt by us means receipt at our Service Address: DELAWARE LIFE INSURANCE COMPANY, P.O. Box 758581, Topeka, KS 66675-8581.

Overnight Mailing Service Address:	Delaware Life Insurance Company Mail Zone 581 5801 S.W. 6th Avenue Topeka, KS 66636

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the capitalized terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these capitalized terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a capitalized term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Masters Flex Contract provides a number of important benefits for your retirement planning. You are eligible to purchase a Contract if you are age 85 or younger on the Open Date. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing the optional death benefit, at an additional cost, if you are younger than age 75 on the Open Date.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or the maximum annual Individual Retirement Annuity contribution, unless we waive these limits. You can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments. However, we reserve the right to require that each additional Purchase Payment be at least $1,000. We will not accept, without our prior approval, a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million. These general requirements for Purchase Payments apply even if you elect an optional living benefit. In addition, there are other restrictions on the frequency of Purchase Payments that apply depending upon which optional living benefit you selected. Any Purchase Payments received under an optional living benefit with such restrictions will be deemed “not in Good Order” and returned to you.

Variable Account Options: The Funds

You can allocate your Purchase Payments among the Sub-Accounts investing in a number of Fund options. You may also transfer among the Funds and, if available, the Fixed Account Options. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money.

The Fixed Account Options: The Guarantee Periods

From time to time, we make Fixed Account options available. When we do, you can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the available Guarantee Periods. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate required by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted. On May 4, 2009, we stopped accepting any investments (Purchase Payments, transfers, renewals) into any Guarantee Periods, other than in connection with our dollar-cost averaging program.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year, or if your Account Value is $100,000 or more on your Account Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.30% of the average daily value of the Contract invested in the Variable Account. If you purchased your Contract prior to March 5, 2007 and you were age 76 years or older on the Open Date, we deduct this charge at an annual rate of 1.50% of the average daily value of the Contract invested in the Variable Account.

We also deduct an administrative charge at an annual rate of 0.15% of the average daily value and a distribution fee at an annual rate of 0.20% of the average daily value of the Contract invested in the Variable Account.

We may assess a withdrawal charge on certain amounts that you withdraw during the first four Account Years after your Issue Date. The withdrawal charge (also known as a “contingent deferred sales charge”) starts at 8% in the first Account Year and declines to 0% after four complete Account Years.

Currently, you can transfer your Account Value among the underlying Funds free of charge. However, we reserve the right to impose a charge of up to $15 per transfer. We limit the number of your Fund transfers to 12 per year. (See “Transfer Privilege.”)

If you elect the optional death benefit, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account at an annual rate of 0.40% of the average daily value of your Contract.

If you elect the optional living benefit, we will assess a periodic charge. The annual amount of the charge in no case exceeds 1.30% of the highest benefit base during the Account Year.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefits

At issue, you may choose to participate in the optional living benefit available under your Contract. Income Riser offers a guaranteed withdrawal benefit with an opportunity for a bonus to be added to your benefit base if you defer taking withdrawals during a specified time period under your Contract.

Income Riser is available only if you are age 85 or younger on the Open Date. If you purchase Income Riser, your investment choices are limited to the Designated Funds. In addition, a change of ownership may also terminate Income Riser. Under Income Riser, you may make Purchase Payments only during your first Account Year. Any Purchase Payments received after your first Account Anniversary will be deemed “not in Good Order” and returned to you. Income Riser allows you to “step-up” your guaranteed amount on an annual basis, if eligible. Income Riser may not be available in all states.

In addition to the currently available optional living benefit listed above, twelve other optional living benefits were previously available. Although these optional living benefits are no longer being issued, they are still in force under many Contracts that are already outstanding. Each of these optional living benefits is discussed in a separate Appendix at the end of this prospectus:

Appendix E - Secured Returns for Life	Appendix K - Income ON Demand II
Appendix F - Secured Returns	Appendix L - Income ON Demand II Plus
Appendix G - Secured Returns 2	Appendix M - Retirement Income Escalator II
Appendix H - Secured Returns for Life Plus	Appendix N - Income ON Demand II Escalator
Appendix I - Retirement Income Escalator	Appendix O - Retirement Asset Protector
Appendix J - Income ON Demand	Appendix P - Income ON Demand III Escalator

Purchase Payments allocated to investment options other than the Designated Funds will only terminate the optional living benefit. Withdrawals taken in excess of allowable amounts, or withdrawals taken prior to certain dates, may severely decrease your Account Value or cause your Contract and your living benefit to terminate without value.

You may terminate an optional living benefit at any time. In addition, your optional living benefit will terminate if you annuitize or if you transfer any portion of your Account Value to an investment option other than one of the Designated Funds. In certain circumstances, a change of ownership may also terminate your living benefit. Upon termination, all benefits and fees associated with the optional living benefit will cease. Once terminated, a living benefit may not be reinstated.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments on a fixed or variable basis. If you choose to receive any part of your annuity payments on a variable basis, the dollar amount of the payments may fluctuate with the performance of the underlying Funds. Subject to the Maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment option.

During the Income Phase, we will deduct total insurance charges at an annual rate of 1.65% of your average daily Annuity Unit values. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or optional death benefit. The 1.65% insurance charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Open Date and whether you choose the basic death benefit or, for a fee, the optional death benefit. If you are 85 or younger on your Open Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your Surrender Value, all calculated as of your Death Benefit Date. If you are 86 or older on your Open Date, the basic death benefit is equal to the Surrender Value. If you are younger than age 75 on the Open Date, you may purchase the Maximum Anniversary Account Value (“MAV”) optional death benefit which pays the greater of the basic death benefit and the highest Account Value on any Account Anniversary (adjusted for withdrawals) prior to age 81. You must make your election before your Issue Date. Your death benefit election may not be changed after your Issue Date.

Withdrawals, Withdrawal Charges and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. During the first four Account Years, this “free withdrawal amount” is equal to 10% of the amount of all Purchase Payments made minus all withdrawals that were subject to withdrawal charges taken during the current Account Year. All other Purchase Payments withdrawn will be subject to a withdrawal charge. For details on how to calculate withdrawal charges, please see “Withdrawal Charge”

and “APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT.” After the end of the fourth Account Year, any amount you withdraw is free of withdrawal charges. In addition to the withdrawal charge, amounts you withdraw, transfer or annuitize from the Fixed Account before your Guarantee Period has ended may also be subject to a Market Value Adjustment. (See “Market Value Adjustment.”) You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a “free look” provision. If you cancel your Contract within 10 days after receiving it (or later, if allowed by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request in Good Order. (This amount may be more or less than the original Purchase Payment.) In states requiring return of Purchase Payments, you will receive the greater of (1) your Surrender Value as of the day we receive your cancellation request or (2) your total Purchase Payments made as of that date. We will only deduct a withdrawal charge or a Market Value Adjustment when the returned amount is based on Surrender Value.

Tax Provisions

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as ordinary income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59 1⁄2 when you take money out, you may be charged a 10% federal tax penalty on taxable amounts.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at a lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at our Service Address:

Delaware Life Insurance Company
P.O. Box 758581

Topeka, KS 66675-8581
Toll Free (877) 253-2323
www.delawarelife.com/contact-us/

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.1

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn):	8%	[2]

Number of Account Years Since Issue Date	0 - 1	1 - 2	2 - 3	3 - 4	4 or more

Withdrawal Charge	8%	8%	7%	6%	0%

Maximum Fee Per Transfer (currently $0):	$15

Premium Taxes (as a percentage of Account Value or total Purchase Payments):	0% - 3.5%	[3]

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$50	[4]

Variable Account Annual Expenses

(as a percentage of net Variable Account assets)5

Mortality and Expense Risk Charge:	1.30%[6]
Administrative Expense Charge:	0.15%
Distribution Fee:	0.20%

Total Variable Account Annual Expenses (without optional benefits):	1.65%

Charges for Optional Death Benefits

Death Benefit[7]	Fee as a % of Variable Account Value
Maximum Anniversary Account Value (“MAV”)	0.40%

Death Benefits Previously Available[8]	Fee as a % of Variable Account Value
5% Premium Roll-Up	0.20%
Earnings Enhancement Benefit Premier	0.25%
Earnings Enhancement Benefit Premier with MAV	0.40%
Earnings Enhancement Benefit Premier with 5% Roll-Up	0.40%
Earnings Enhancement Benefit Premier Plus	0.40%
Maximum Annual Charge for an Optional Death Benefit (as a percentage of Variable Account Value):	0.40%

Charges for Optional Living Benefits

Living Benefit[9]	Maximum Annual Fee
Income Riser Living Benefit (as a percentage of the highest Withdrawal Benefit Base[11] during the Account Year):	1.30%	[10]

Living Benefits Previously Available[13]	Maximum Annual Fee
Secured Returns Living Benefit (as a percentage of average daily net assets):	0.40%
Secured Returns for Life Plus, Secured Returns for Life or Secured Returns 2 Living Benefits (as a percentage of the highest Account Value during the Account Year):	0.50%[14]
Retirement Income Escalator Living Benefit (as a percentage of the highest Withdrawal Benefit Base[11] during the Account Year):	0.95%[14]
Income ON Demand Living Benefit (as a percentage of the highest Income Benefit Base[15] during the Account Year):	0.85%[14]
Income ON Demand II Living Benefit (as a percentage of the highest Fee Base[12] during the Account Year):	0.85%[14]
Income ON Demand II Plus Living Benefit (as a percentage of the highest Fee Base[12] during the Account Year):	1.15%[14]
Retirement Income Escalator II Living Benefit (as a percentage of the highest Withdrawal Benefit Base[11] during the Account Year):	1.15%[14]
Income ON Demand II Escalator Living Benefit (as a percentage of the highest Fee Base[12] during the Account Year):	1.15%[14]
Retirement Asset Protector Living Benefit (as a percentage of the highest Retirement Asset Protector Benefit Base[16] during the Account Year):	0.75%[14]
Income ON Demand III Escalator Living Benefit (as a percentage of the highest Fee Base[12] during the Account Year):	1.30%[14]
Maximum Annual Charge for an Optional Living Benefit (as a percentage of highest applicable fee base during the Account Year):	1.30%

Total Variable Account Annual Expenses (1.65%) plus Maximum Charges for an Optional Death Benefit (0.40%) and an Optional Living Benefit (1.30%):	3.35%[17]

The table below shows the minimum and maximum total operating expenses charged by the Funds for the year ended December 31, 2016.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.70%	1.86%

The expenses shown, which include any acquired fund fees and expenses, are those incurred for the year ended December 31, 2016, and were provided by the Funds. We have not independently verified the accuracy of the Fund expense information. Current or future expenses may be greater or less than those shown. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the Fund prospectuses.

[1]	The fee tables apply to the Accumulation Phase of the Contract and reflect the maximum charges unless otherwise noted. (See “Contract Charges.”) During the Income Phase, the fees will be different than the Total Variable Account Annual Expenses described in the fee table. After you annuitize, we will deduct total insurance charges at an annual rate of 1.65% of your average daily Annuity Unit values; we will no longer deduct a mortality and expense risk charge or the charges for any optional living benefit or any optional death benefit. The 1.65% insurance charge, which includes the administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

[2]	A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after four complete Account Years, all withdrawals taken are free of any withdrawal charges. (See “Withdrawal Charge.”)

[3]	The premium tax rate and base vary by your state of residence and the type of Contract you own. We may deduct premium taxes from Account Value upon full surrender (including surrender for the death benefit) or annuitization. (See “Premium Taxes.”)

[4]	The Annual Account Fee is waived if 100% of your Account Value has been allocated to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See “Account Fee.”)

[5]	All of the Variable Account Annual Expenses, except for the charges for optional living benefits, are assessed as a percentage of average daily net Variable Account assets. The charge for each optional living benefit is assessed on a quarterly basis.

[6]	For Contracts purchased prior to March 5, 2007, the rate of this charge is 1.50% if you were age 76 or older on the Contract’s Open Date. In that case, the rate for “Total Variable Account Annual Expenses (without optional benefits)” would be 1.85%.

[7]	The MAV optional death benefit is described under “DEATH BENEFIT.” It is currently available only if you are younger than age 75 on the Open Date. For Contracts purchased prior to August 17, 2009, the MAV death benefit was available to Owners younger than age 80 on the Open Date, at a cost of 0.20% of average daily net assets of the Variable Account Value.

[8]	The previously available death benefits are described in “APPENDIX C - PREVIOUSLY AVAILABLE OPTIONAL DEATH BENEFITS AND EXAMPLES.”

[9]	As discussed under “OPTIONAL LIVING BENEFIT: INCOME RISER,” if you elect to increase or renew certain benefits under Income Riser, we have the right to increase the rate of the charge to what we are then charging on newly issued optional living benefits of the same type or to a rate based on then-current market conditions.

[10]	The charge shown is assessed and deducted quarterly based upon the applicable fee base, taken on the last day of each Account Quarter. Your actual charges may be less than the maximum stated above. (See “Cost of SIR.”)

[11]	The Withdrawal Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “OPTIONAL LIVING BENEFIT: INCOME RISER,” “APPENDIX I - RETIREMENT INCOME ESCALATOR,” and “APPENDIX M - RETIREMENT INCOME ESCALATOR II.”)

[12]	The Fee Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “APPENDIX K - Income ON Demand II,” “APPENDIX L - Income ON Demand II Plus,” “APPENDIX N - Income ON Demand II Escalator” and “APPENDIX P - Income ON Demand II Escalator.”)

[13]	The previously available optional living benefits are described in Appendices E through P. If you elect to increase certain benefits under any of the living benefits other than Secured Returns, we have the right to increase the rate of the charge based on then-current market conditions. (See the “Step-Up” section in Appendices E, G through P.) Under these outstanding Contracts, you were permitted to select only one optional living benefit.

[14]	The charges shown are assessed and deducted quarterly based upon the applicable fee base, taken on the last day of each Account Quarter. Your actual charges may be less than the maximum stated above. (See Appendices E, G through P.) For Contracts purchased prior to February 17, 2009, the Maximum Annual Fees for Retirement Income Escalator II, Income ON Demand II Escalator, and Retirement Asset Protector were initially set at 1.00%, 1.00%, and 0.35%, respectively. Those fees will not change on those earlier Contracts, unless the Owner consents in writing to the higher fees as described under “Step-Up” section in Appendices M through O.

[15]	The Income Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “APPENDIX J - Income ON Demand.”)

[16]	The Retirement Asset Protector Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “APPENDIX O - RETIREMENT ASSET PROTECTOR.”)

[17]	This amount assumes that MAV (0.40%) was selected and that the Income Riser Living Benefit with joint-life coverage (1.30%) was also selected (in addition to the 1.30% Mortality and Expense Risk Charge, the 0.15% Administrative Expense Charge, and the 0.20% Distribution Fee). It also assumes that the living benefit’s initial fee base is equal to the initial Purchase Payment. If the fee base changes, the charge for your optional living benefit and your Total Variable Account Annual Expenses would be higher or lower.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract combines the features producing the highest maximum charges, including the MAV optional death benefit and the optional living benefit with joint-life coverage. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the Annual Account Fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,248	$2,235	$2,725	$5,601

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$530	$1,614	$2,725	$5,601

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$530	$1,614	$2,725	$5,601

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

For information concerning compensation paid for the sale of the Contracts, see “DISTRIBUTION OF THE CONTRACT.”

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus as “APPENDIX R - CONDENSED FINANCIAL INFORMATION.”

THE ANNUITY CONTRACT

Delaware Life Insurance Company and Delaware Life Variable Account F (the “Variable Account”) offer the Contract to groups and individuals for use in connection with their retirement plans. Annuities are long-term investment vehicles designed for retirement planning, and are not suitable for short-term investing or speculation. Persons wishing to employ such strategies should not purchase a Contract. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as “Participants” and we address all Participants as “you”; we use the term “Contracts” to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as “your” Account or a “Participant Account.”

Your Contract provides certain features that may benefit you in retirement planning.

•	It has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make annuity payments based on the amount you have accumulated. Annuity payments can be fixed or variable. When you choose variable options, you assume the investment risk. When you choose fixed options, we assume the investment risk.

•	It also has tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

•	It provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing the optional death benefit for an additional charge.

•	If you so elect, during the Income Phase, it provides annuity payments to you or someone else for life or for another period that you choose.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all other Contracts as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

You may submit transaction requests or otherwise communicate with us in writing or by telephone. All materials mailed to us, including Purchase Payments, must be sent to our Service Address. For all telephone communications, you must call (877) 253-2323. In addition, the authorized registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing or by telephone.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them, in Good Order, at our Service Address or at (877) 253-2323. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m., Eastern Time.

Certain methods of contacting us, such as by telephone, may be unavailable or delayed. Any telephone system (including yours, ours, and your registered representative’s) can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request in writing to our Service Address.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

Electronic Account Information

During the Accumulation Phase, instead of receiving paper copies, Contract Owners may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format. To enroll in this optional electronic delivery service Contract Owners must register and log on to our Internet customer website via www.delawarelife.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our Service Address or by telephone at (877) 253-2323.

DELAWARE LIFE INSURANCE COMPANY

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. We have a life insurance company subsidiary that is licensed to do business in New York. Our main administrative office address is 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

The immediate parent company of Delaware Life Insurance Company is Delaware Life Holdings, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Delaware Life Holdings, LLC is ultimately controlled by Mark R. Walter.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. The assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct. All obligations arising under a Contract, including the promise to make annuity payments, and the optional living benefit and death benefit guarantees, are general corporate obligations of the Company and, as such, are subject to the claims of the Company’s creditors.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefits, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Not all investment options are available under all Contracts. Please refer to “APPENDIX D - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS” for more information. Currently, you may select from the following investment options:

Large-Cap Equity Funds

Rational Dividend Capture VA Fund3,11

Columbia Variable Portfolio - Large Cap Growth Fund, Class 2

Fidelity® Contrafund® Portfolio, Service Class 2 (of Variable Insurance Products Fund II)1,5

Franklin Mutual Shares VIP Fund, Class 2

Invesco V.I. Comstock Fund, Series II

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 21

Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC

MFS® Core Equity Portfolio, Service Class

MFS® Growth Series, Service Class

MFS® Research Series, Service Class

MFS® Value Series, Service Class

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio, Class II1,8

Oppenheimer Capital Appreciation Fund/VA - Service Shares

Putnam VT Equity Income Fund, Class IB1

Variable Portfolio - Loomis Sayles Growth Fund, Class 2

Mid-Cap Equity Funds

Fidelity® Mid Cap Portfolio, Service Class 2 (of Variable Insurance Products Fund III)5

Invesco V.I. American Value Fund, Series II1

Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC

MFS® Mid Cap Growth Series, Service Class1

MFS® Mid Cap Value Portfolio, Service Class1

Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio, Class II1,9

Small/Mid-Cap Equity Fund

AB Small/Mid Cap Value Portfolio, Class B1

Small-Cap Equity Funds

Rational Insider Buying VA Fund3,12

Franklin Small Cap Value VIP Fund, Class 2

MFS® Blended Research Small Cap Equity Portfolio, Service Class

MFS® New Discovery Series, Service Class1

MFS® New Discovery Value Portfolio, Service Class1

International/Global Equity Funds

AB International Growth Portfolio, Class B1

Columbia Variable Portfolio - Select International Equity Fund, Class 2

First Eagle Overseas Variable Fund4

Invesco V.I. International Growth Fund, Series II1

MFS® International Growth Portfolio, Service Class

MFS® International Value Portfolio, Service Class

MFS® Research International Portfolio, Service Class

Oppenheimer Global Fund/VA, Service Shares

PIMCO StocksPLUS® Global Portfolio, Advisor Class1,10

Templeton Growth VIP Fund, Class 2

Emerging Markets Equity Funds

Lazard Retirement Emerging Markets Equity Portfolio, Service Class1

MFS® Emerging Markets Equity Portfolio, Service Class

Specialty Sector Equity Fund

MFS® Utilities Series, Service Class

Specialty Sector Commodity Fund

PIMCO CommodityRealReturn® Strategy Portfolio, Administrative Class

Real Estate Equity Fund

MFS® Global Real Estate Portfolio, Service Class

Asset Allocation Funds

AB Balanced Wealth Strategy Portfolio, Class B1

AB Dynamic Asset Allocation Portfolio, Class B1,7

BlackRock Global Allocation V.I. Fund, Class III1

Fidelity® Balanced Portfolio, Service Class 2 (of Variable Insurance Products Fund III)5

Franklin Income VIP Fund, Class 2

Invesco V.I. Equity and Income Fund, Series II1

MFS® Conservative Allocation Portfolio, Service Class1,2

MFS® Global Tactical Allocation Portfolio, Service Class1,7

MFS® Growth Allocation Portfolio, Service Class1,2

MFS® Moderate Allocation Portfolio, Service Class1,2

MFS® Total Return Series, Service Class

PIMCO All Asset Portfolio, Administrative Class2

PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class1,2,7

Putnam VT Absolute Return 500 Fund, Class IB1

Target Date Funds

Fidelity® Freedom 2015 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)2,5

Fidelity® Freedom 2020 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)2,5

Money Market Fund

MFS® U.S. Government Money Market Portfolio, Service Class6

Global Bond Fund

Templeton Global Bond VIP Fund, Class 41

Short-Term Bond Fund

MFS® Limited Maturity Portfolio, Service Class1

Intermediate-Term Bond Funds

JPMorgan Insurance Trust Core Bond Portfolio, Class 21

MFS® Corporate Bond Portfolio, Service Class

MFS® Government Securities Portfolio, Service Class

MFS® Total Return Bond Series, Service Class1

Inflation Adjusted Bond Fund

MFS® Inflation-Adjusted Bond Portfolio, Service Class1

Multi-Sector Bond Fund

Franklin Strategic Income VIP Fund, Class 2

High Yield Bond Fund

MFS® High Yield Portfolio, Service Class

Emerging Markets Bond Fund

PIMCO Emerging Markets Bond Portfolio, Administrative Class

[1]	Not available if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

[2]	This Fund is a fund-of-funds, which invests substantially all of its assets in shares of other mutual funds. This Fund may be more expensive than other Funds available under your Contract, as a fund-of-funds indirectly pays a portion of the management fees and other expenses incurred by the underlying mutual funds in which it invests. As a result, you will bear, directly, the expenses of the Fund and, indirectly, a portion of the expenses of the underlying funds. These expenses reduce the investment returns of both the Fund and the underlying funds.

[3]	Only available if you purchased your Contract through a Huntington Bank representative. These Funds do not have different share classes.

[4]	First Eagle Overseas Variable Fund does not have different share classes.

[5]	In marketing materials and other documents, the Fidelity® funds may be referred to as follows: Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Balanced Portfolio, Fidelity® VIP Freedom 2015 Portfolio, and Fidelity® VIP Freedom 2020 Portfolio.

[6]	There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may become low and possibly negative.

[7]	This Fund employs a managed volatility strategy.

[8]	Formerly known as Universal Institutional Funds, Inc. Growth Portfolio.

[9]	Formerly known as Universal Institutional Funds, Inc. Mid Cap Growth Portfolio.

[10]	Formerly known as PIMCO Global Dividend Portfolio.

[11]	Formerly known as Catalyst Dividend Capture VA Fund.

[12]	Formerly known as Catalyst Insider Buying VA Fund.

AllianceBernstein L.P. advises the AB Variable Products Series Fund, Inc. Portfolios. BlackRock Advisors, LLC advises BlackRock Global Allocation V.I. Fund (sub-advised by BlackRock Investment Management, LLC). Columbia Management Investment Advisers, LLC advises the Columbia Variable Portfolios (Variable Portfolio - Loomis Sayles Growth Fund sub-advised by Loomis, Sayles & Company). Fidelity Management & Research Company advises the Fidelity® VIP Portfolios; Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio (sub-advised by FMR Co. Inc. and other investment advisers), and Fidelity® VIP Balanced Portfolio (sub-advised by Fidelity Investments Money Management, Inc., FMR Co. Inc. and other investment advisers). First Eagle Investment Management, LLC advises the First Eagle Overseas Variable Fund. FMR Co., Inc. advises the Fidelity® VIP Freedom Portfolios. Franklin Advisers, Inc. advises the Franklin Income VIP Fund, Franklin Strategic Income VIP Fund, and Templeton Global Bond VIP Fund. Franklin Advisory Services, LLC advises the Franklin Small Cap Value VIP Fund.

Franklin Mutual Advisers, LLC advises the Franklin Mutual Shares VIP Fund. Invesco Advisers, Inc. advises the Invesco Funds. J.P. Morgan Investment Management Inc. advises the JPMorgan Portfolios. Lazard Asset Management LLC advises the Lazard Retirement Emerging Markets Equity Portfolio. Lord, Abbett & Co. LLC advises the Lord Abbett Portfolios. Massachusetts Financial Services Company advises the MFS® Portfolios and the MFS® Series. Morgan Stanley Investment Management Inc. advises the Morgan Stanley Variable Insurance Fund, Inc. Portfolios. OFI Global Asset Management, Inc. advises the Oppenheimer Funds (sub-advised by OppenheimerFunds, Inc.). Pacific Investment Management Company LLC advises the PIMCO Portfolios, including PIMCO All Asset Portfolio (sub-advised by Research Affiliates, LLC). Putnam Investment Management, LLC advises the Putnam Funds. Rational Advisors Inc. advises the Rational VA Funds (Rational Dividend VA Capture Fund sub-advised by PVG Asset Management Corporation). Templeton Global Advisors Limited advises the Templeton Growth VIP Fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as each Fund’s Statement of Additional Information, may be obtained without charge from our website, www.delawarelife.com, or by calling us at (877) 253-2323 or by writing to Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

As described in more detail in the Fund prospectuses, certain Funds may employ managed volatility or hedging strategies intended to reduce overall volatility and provide for downside protection during downward movements in equity markets. These hedging strategies could limit the Fund’s upside participation in rising equity markets relative to other Funds with substantially similar investment objectives and policies that do not use such strategies. Investing in such Funds may, however, be helpful in a declining market, because the hedging strategy will reduce your equity exposure under such circumstances, and your Account Value may decline less than would have been the case if you had not invested in Funds with a managed volatility or hedging strategy. In addition, the cost of these strategies may have a negative impact on performance. There is no guarantee that a Fund employing a managed volatility or hedging strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters.

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund’s portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

Selection of Funds

The Funds offered through the Contract are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract Owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds you have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Contracts. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliates(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, the Company or the principal underwriter of the Contracts may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and brokerage expenses of the Fund) deducted from certain Fund assets attributable to the Contract for providing distribution and shareholder support services to some investment options.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company (referred to as the “general account”) other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account. These general account assets are available to support our insurance and annuity obligations other than those funded by the Variable Account. Any guarantees under the Contract that exceed your Variable Account Value, such as those with any optional living benefit and any death benefit, are paid from our general account (and not the Variable Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Variable Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the general account. The general account is subject to claims of creditors made on the assets of the Company.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

Guarantee Periods

You may elect one or more Guarantee Periods from those we make available from time to time. When available, we may offer Guarantee Periods of different durations; however, we may stop offering some or all Guarantee Periods at any time. Once we stop offering a Guarantee Period of a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. In such event, Guarantee Periods already in existence will be unaffected, although any renewals thereof will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time. At any time, we can reverse our decision to exercise this right.

Effective May 4, 2009, we stopped accepting any additional amounts for allocation to certain Guarantee Periods, regardless of when the Contract was issued. Under this change, all Guarantee Periods were closed to new amounts from:

•	initial or subsequent Purchase Payments you may make, except for Purchase Payments that you allocate to our dollar-cost averaging program;

•	transfers of Account Value into a Guarantee Period from any other Guarantee Period or Sub-Account;

•	renewals at the end of an existing Guarantee Period; and

•	any other source.

Any of your Account Value held in a Guarantee Period on May 4, 2009 was not immediately affected by our closing the Guarantee Periods to new amounts. However, at the end of such Guarantee Period, we automatically transfer all of your Account Value remaining therein to the Money Market Sub-Account, if you have not by that time requested that we transfer all of such amounts to any other Sub-Account(s).

Because we are not currently offering new Guarantee Periods in connection with our Secured Future Program, that program is no longer available to those who are not already participating in it. (See “Secured Future Program” under “Other Programs.”)

Guaranteed Interest Rates

We determine Guaranteed Interest Rates at our discretion. Our determination will be influenced by the interest rates we earn on our fixed income investments as well as other factors, including regulatory and tax requirements, sales commissions, administrative expenses, general economic trends and competitive factors. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.

We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early Withdrawals

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity option, may be subject to a Market Value Adjustment, which could increase the value of your Account. (See “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”)

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Purchase Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the “Covered Person” dies before the Annuity Commencement Date.

Issuing Your Contract

We “open” the Contract on the Business Day when we receive your Application at our Service Address. We refer to this date as the “Open Date.” We “issue” your Contract on the day we apply your initial Purchase Payment, when your Application is “in Good Order.” An Application is in Good Order when we have received all the information necessary to complete it. We refer to this date as the “Issue Date.”

We determine your eligibility for purchasing a Contract and your eligibility for electing the optional death benefit and the optional living benefit based upon the ages of all Owners and Annuitants on the Open Date.

We will credit your initial Purchase Payment to your Account within two Business Days of receiving your completed Application, in Good Order. If your Application is not in Good Order, we will notify you. If we do not have the necessary information to complete the Application within five Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is in Good Order. Once the Application is in Good Order , we will then apply the Purchase Payment within two Business Days.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary. However, we will not accept an initial Purchase Payment of less than $10,000 or the maximum annual Individual Retirement Annuity (“IRA”) contribution, unless we waive these limits. Although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, unless we have given our prior approval, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million. We reserve the right to refuse Purchase Payments received more than five years after your Issue Date or after your 70th birthday, whichever is later. We will notify you of any change in writing prior to its effectiveness. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase. Additional restrictions may apply if you purchased an optional living benefit. If you are participating in an optional living benefit, you may be limited in the timing of additional Purchase Payments depending upon which optional living benefit you selected. (See “OPTIONAL LIVING BENEFIT - INCOME RISER” and Appendices  E - P.)

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available. However, we reserve the right to limit any allocation to a Guarantee Period to at least $1,000. We will notify you of any change in writing prior to its effectiveness.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. You may change the allocation factors for future Purchase Payments by sending us notice of the change as required. We will use your new allocation factors for Purchase Payments we receive with or after we have received notice of the change until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments. (See “Premium Taxes.”) In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the two components of your Contract: the Variable Account portion (“Variable Account Value”) and the Fixed Account portion (“Fixed Account Value”). These two components are calculated separately, as described under “Variable Account Value” and “Fixed Account Value.”

Variable Account Value

Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is generally 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a “Valuation Period.” On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account’s assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account’s Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for certain optional benefits.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates. Guarantee Periods may not always be available for allocation. (See “FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS.”)

Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.

Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your Maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. Renewals are only available if we are currently offering Fixed Account options on the Renewal Date. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

•	written notice from you electing a different Guarantee Period from among those we then offer, or

•	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract. (See “Transfer Privilege.”)

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the Money Market Sub-Account.

These automatic transfers of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under “Transfer Privilege.”

Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase of your Account Value, depending on interest rates at the time. (See “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”)

Transfer Privilege

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

•	you may not make more than 12 transfers in any Account Year;

•	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

•	at least 30 days must elapse between transfers to and from Guarantee Periods;

•	at least 6 days must elapse between transfers to and from the Sub-Accounts;

•	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

•	we impose additional restrictions on market timers, which are further described below. (See “Short-Term Trading.”)

These restrictions do not apply to transfers made under any optional program. (See “Other Programs.”) Additional restrictions apply to transfers made under any of the optional living benefits.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. We will notify you of any change in writing prior to its effectiveness. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described under “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.” Under current law, there is no tax liability for transfers.

Requests for Transfers

You, your authorized registered representative of the broker-dealer of record, or another authorized third party may request transfers in writing or by telephone.

If a written or telephone transfer request as described above is received in Good Order before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be priced that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us by telephone are genuine. These procedures may require any person requesting a transfer by telephone to provide personal identifying information. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

We reserve the right to deny any and all transfer requests made by telephone and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in Good Order or if it does not comply with the terms of our short-term trading policy or the trading policy of a fund involved in the transfer. If a telephone transfer request is denied, we will immediately notify you and your authorized registered representative.

We also reserve the right to suspend, modify, restrict, or terminate the telephone transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.

A transfer request will be priced at the Variable Accumulation Unit value next determined at the close of the Business Day if we receive your transfer request, in Good Order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, the transfer request will be priced on the next Business Day.

Certain transfer requests may result in the modification or cancellation of one or more of the Contract’s optional programs or features that require, or are based on, specific allocations among the available Sub-Accounts or Guarantee Periods as described more particularly elsewhere in this Prospectus (and in the Appendices hereto).

No more than one transfer request of Account Values may be made on the same Business Day regardless of whether the request is made by you, your authorized registered representative, or another authorized third party, and regardless of whether the request is submitted in writing or by telephone. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in Good Order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).

You, your authorized registered representative, or another authorized third party may cancel a transfer request by contacting us by telephone at (877) 253-2323 before the end of the Business Day during which the transfer request was submitted.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Participants. Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to limit the number and frequency of transfers of Account Value. The Company also reserves the right to charge a fee for transfers to discourage frequent trading. In no event will the total charge assessed in connection with a transfer, that includes this fee as well as any charge that we may assess on a permitted transfer of Account Value among Sub-Accounts (see “Permitted Transfers,” above), exceed the maximum fee per transfer presented in the table of “Contract Owner Transaction Expenses” under “FEES AND EXPENSES” in this Prospectus.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges (including transfers to and from the Fixed Account) more narrowly than the policies described under “Permitted Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed) and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Account Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant’s value in the Sub-Account. In the last situation, we will not transfer any of the Sub-Account value. Instead, we will deem the request not in Good Order and immediately notify you.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund, in the following instances:

•	when a new broker of record is designated for the Contract;

•	when the Participant changes;

•	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

•	when necessary in our view to avoid hardship to a Participant; or

•	when underlying Funds are dissolved, merged, or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks. The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Funds’ Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund’s shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund’s Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

In certain situations, we may reduce or waive the withdrawal charge or the annual Account Fee, credit additional amounts, grant special Guaranteed Interest Rates, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, certain sales of larger-sized Contracts (generally, Contracts that have our approval to exceed $2 million in Account Value), and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”

If your Purchase Payments or Account Value exceeds $1 million on your Account Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Account Anniversary during the Accumulation Phase. This credit will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts. It also immediately increases your Account Value and, as a result, other values may be affected. For example:

•	An increase in your Account Value may also result in your Account Value becoming the greatest amount payable under the basic death benefit.

•	If you are participating in an optional living benefit, the increase in your Account Value may cause a step-up of your Withdrawal Benefit Base.

This credit is paid out of our general account and is the result of cost savings that we expect on Contracts over $1 million.

Other Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 transfers per year allowed under the section entitled “Transfer Privilege.” If you have elected to participate in an optional living benefit, certain restrictions may affect the operation or availability of these programs as discussed in more detail under each specific program below. You may terminate your participation in any of these programs at any time by written notice to us or by other means approved by us.

Dollar-Cost Averaging (“DCA”) Program

You may elect to participate in the DCA program, at no extra charge, when you make any Purchase Payment to your Account prior to your Maximum Annuity Commencement Date. If you have elected an optional living benefit, your ability to make Purchase Payments into the DCA program may be limited. Please see “OPTIONAL LIVING BENEFIT - INCOME RISER” and Appendices E - P.

The DCA program allows you to invest gradually over time by allocating all or a portion of your Purchase Payment to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.) At regular time intervals, we will automatically transfer the same amount to one or more Sub-Accounts that you choose. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Amounts invested in a Sub-Account may not be transferred to a Guarantee Period made available in connection with this program. If you elected to participate in the DCA program when you purchased your Contract, then all future Purchase Payments will be allocated to the DCA program, unless you specify otherwise.

No Market Value Adjustment will apply to amounts automatically transferred from the Fixed Account under the DCA program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new DCA program and may be subject to the $1,000 minimum investment limit.

The main objective of the DCA program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, the DCA program allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. The DCA program allows you to take advantage of market fluctuations. However, it is important to understand that the DCA program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the DCA program.

Asset Allocation

One or more asset allocation models may be available in connection with the Contract, at no extra charge. You may elect to participate in an asset allocation model at any time prior to your Maximum Annuity Commencement Date as long as we are still offering asset allocation models. Asset allocation is the process of investing in different asset classes, such as equity funds, fixed income funds, and money market funds, depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

We have no discretionary authority or control over your investment decisions. We do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

Our asset allocation program consists of one or more asset allocation models that we may make available from time to time. You may participate in only one model at a time. Each such asset allocation model represents a combination of Sub-Accounts with a different level of risk. Any asset allocation models, as well as the terms and conditions of this asset allocation program, are fully described in a separate brochure. You may request a copy of this brochure by calling us at (877) 253-2323. We may add or delete such models in the future.

Our asset allocation models are “static.” That is to say, if you elect an asset allocation model, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose. While we will not alter the Sub-Account allocation percentages used in any asset allocation model, your asset allocation model and allocation weightings could be affected by mergers, liquidations, fund substitutions, or closures.

You will not be provided with information regarding the periodic updates to models that we may offer to new Contract purchasers. Any new models will only be offered to Contracts opened on or after the date the new model goes into effect or to Contract Owners who elect an asset allocation model on or after that date. Contract Owners who have elected an existing asset allocation model will remain in that existing model and we will continue to rebalance their percentage allocations among the Sub-Accounts in that existing model. However, such Contract Owners may make an independent decision to change their asset allocations at any time. Investment alternatives, other than these asset allocation models, are available that may enable you to invest your Account Value with similar risk and return characteristics. You should consult your financial adviser periodically to consider whether any model you have selected is still appropriate for you.

Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program at any time prior to your Maximum Annuity Commencement Date. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. Under the Interest Out Program, we automatically pay you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You are responsible for and may have to adjust the amount and timing of your systematic withdrawals to comply with amounts you are allowed to withdraw under an optional living benefit. (See “OPTIONAL LIVING BENEFIT - INCOME RISER” and Appendices E - P.) Withdrawals may significantly reduce the death benefit amount under your Contract. (See “Calculating the Death Benefit.”)

You may change or stop either program at any time, by written notice to us or other means approved by us.

Portfolio Rebalancing Program

You may select our Portfolio Rebalancing Program at any time prior to your Maximum Annuity Commencement Date. Under this program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis. If you are participating in an optional living benefit, then, on a quarterly basis, we will automatically transfer your Account Value among the Designated Funds you have selected to maintain the percentage allocations you have chosen. (See “DESIGNATED FUNDS” and “BUILD YOUR OWN PORTFOLIO.”) No transfers to or from any Guarantee Period are permitted while this program is in effect.

Secured Future Program

You may only elect to participate in the Secured Future Program on or before your Issue Date. We divide your initial Purchase Payment between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the initial Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen. Your Secured Future Program terminates at the end of the Guarantee Period and is not renewable into a new Guarantee Period. The Secured Future Program is not available when Guarantee Periods are not being offered. (See “THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS.”)

Travel Assistance Program

On January 11, 2010, we exercised our right to discontinue offering this program to new Contract purchasers. We sent Owners written notice of our decision to discontinue offering the program. If your Contract had an Open Date before January 11, 2010, you were automatically enrolled in this program on your Open Date, if it had been approved in your state and by the firm through whom you purchased your Contract, unless you instructed us otherwise. The program will remain in effect for you, unless your Contract terminates, you change ownership of your Contract, or you instruct us to cancel your participation in the program. There is no charge for this program.

This program may provide some or all of the following services, provided by a third party we designate, when the person covered is 100 miles or more away from home:

•	Referral to an English-speaking doctor or hospital for medical consultation and evaluation

•	Hospital admission guarantee, assuming the covered person has applicable health coverage

•	Emergency evacuation, if necessary

•	Critical care monitoring of attending doctor/hospital

•	Medically supervised repatriation, if the person covered requires assistance returning home after hospitalization

•	Assistance in filling prescriptions, if required

•	Receipt and transmission of necessary emergency messages

•	Telephone counseling and referrals if the person covered experiences emotional trauma

•	Transportation to join a covered person who was traveling alone and will be hospitalized more than seven days

•	Transportation home for minor children left unattended by the covered person’s illness or injury

•	Legal and interpreter referrals

•	Return of mortal remains

The “person covered” is:

•	The Owner as identified in the Contract, if the Contract is owned by one or more individuals; or

•	The Annuitant as identified in the Contract, if the Contract is owned by a non-natural entity.

WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Service Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge. (See “Withdrawal Charge.”) Withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment. (See “Market Value Adjustment.”) Upon request, we will notify you of the amount we would pay in the event of a full withdrawal. Withdrawals also may have adverse federal income tax consequences including a 10% penalty tax. (See “TAX PROVISIONS.”) You should carefully consider these tax consequences before requesting a cash withdrawal.

Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows:

•	first we determine your Account Value based on any Fixed Account Value and on the price next determined for each Sub-Account at the end of the Valuation Period during which we receive your withdrawal request;

•	we then deduct the Account Fee, if applicable;

•	we calculate and then add the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally,

•	we calculate and deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, cancellation of all rights and privileges under your Contract, and your optional living benefit will end.

Partial Withdrawals

When you request a partial withdrawal, you can ask to have any applicable charges deducted either from:

•	the amount of your partial withdrawal request (thereby reducing the amount you are to receive); or

•	your Account Value (thereby reducing your Account Value by the amount of your partial withdrawal request plus any applicable withdrawal charges).

If you make no specification, we will process your withdrawal request using the first option above. Please note: Under either option any applicable taxes will be deducted from the amount you receive.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro-rata, based on your Account Value at the end of the Valuation Period during which we receive your request. If you have elected “Build Your Own Portfolio,” withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds.

Withdrawals may significantly reduce any death benefit and/or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional living benefits and the death benefits that appear elsewhere in this Prospectus (and in the Appendices hereto) for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal (i.e., a surrender of your Contract).

Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, in Good Order, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

•	when the New York Stock Exchange is closed (except weekends and holidays) or when the SEC determines trading on the New York Stock Exchange is restricted;

•	when the SEC determines that an emergency exists and that it is not reasonably practical (i) to dispose of securities held in the Variable Account or (ii) to determine the value of the net assets of the Variable Account;

•	when an SEC order permits us to defer payment for the protection of Participants; or

•	when mandated by applicable law.

If, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the corresponding Sub-Account until the Fund is liquidated. We also may defer payment of amounts you withdraw from the Fixed Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a Purchase Payment and/or block a Contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See “Tax-Sheltered Annuities” under “TAX PROVISIONS.”)

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we call the “free withdrawal amount,” before incurring the withdrawal charge.

The “free withdrawal amount” is equal to 10% of the amount of all Purchase Payments you have made minus all withdrawals that were not subject to withdrawal charges taken during the current Account Year. The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount is subject to the withdrawal charge. In no event will a withdrawal charge be based on an amount more than the total Purchase Payments not previously withdrawn. After the fourth Account Anniversary, any amount you withdraw is free of withdrawal charges.

The “free withdrawal amount” that you do not use in an Account Year is not cumulative. In other words, it will not be carried forward or available for use in future Account Years.

For an example of how we calculate the “free withdrawal amount,” see “APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT.”

Order of Withdrawal

Each time you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. If the amount you withdraw is in excess of your free withdrawal amount, then that excess may be subject to a withdrawal charge. We will withdraw the excess, in order, from your oldest remaining Purchase Payment to your most recent Purchase Payment. Each time you make a withdrawal, we will follow this procedure until all of your Purchase Payments have been withdrawn. Once all Purchase Payments are withdrawn, the balance withdrawn (which would include the 0.15% credit described under “Mortality and Expense Risk Charge”) is not subject to a withdrawal charge. After the fourth Account Anniversary, amounts withdrawn are not subject to withdrawal charges.

Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the amount you withdraw by a percentage. As set forth below, the percentage decreases according to the number of complete Account Years since your Issue Date. After your fourth Account Anniversary, any amount you withdraw is free of withdrawal charges. The withdrawal charge scale is as follows:

Number of Account Years Since Your Issue Date	Withdrawal Charge
0 - 1	8%
1 - 2	8%
2 - 3	7%
3 - 4	6%
4 or more	0%

The withdrawal charge will never be greater than 8% of an amount equal to your Account Value minus your “free withdrawal amount.” You may want to consider deferring a withdrawal because withdrawal charges decline the longer your Contract is in effect.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see “APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT.”

Types of Withdrawals not Subject to Withdrawal Charge

Nursing Home Waiver

We will waive the withdrawal charge for a full withdrawal if:

•	the nursing home waiver is approved in the state of issue;

•	at least one year has passed since your Issue Date;

•	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and

•	your confinement to an eligible nursing home began after your Issue Date.

An “eligible nursing home” means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine. To find out where the nursing home waiver is approved, you can call us at (877) 253-2323.

Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

Other Withdrawals

We do not impose withdrawal charges:

•	when you annuitize your Contract;

•	on amounts we pay as a death benefit, except under the Cash Surrender method;

•	on amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account; or

•	on any amounts transferred as part of an optional program. (See “Other Programs.”)

Market Value Adjustment

Market Value Adjustments only apply to Contracts investing in the Fixed Account and are only applicable to Contracts that have allocated money to the Fixed Account Guarantee Period options that we make available from time to time.

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is, to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal in duration to the number of complete years remaining in your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is lower than your Guaranteed Interest Rate, the Market Value Adjustment is likely increase your Account Value.

Effective March 19, 2012, we have amended your Contract or Certificate by limiting (i.e., putting a “floor” on) any downward Market Value Adjustment that might be applied after March 19, 2012, to withdrawals or transfers out of a Guarantee Period. The “floor” ensures that, if you withdraw or transfer money from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period, we will not apply a Market Value Adjustment that would reduce the amount withdrawn before the deduction of any applicable Contract charges. We will, however, continue to apply any positive Market Value Adjustment that would increase the amount withdrawn.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

(1 + I	)	N/12	-	1
1 + J + b

where:

	I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

	J	is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

	N	is the number of complete months remaining in your Guarantee Period; and

	b	is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The “b” factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and/or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see “APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT.”

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct an annual Account Fee of $50 from your Account Value to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro-rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:

•	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

•	your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account Value, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro-rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this charge is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value. During the Income Phase, this charge is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this charge is deducted at an annual effective rate equal to 0.20% of your average daily Variable Account Value. During the Income Phase, this fee is included as part of the total insurance charges deducted from Annuity Unit values. This fee is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from these charges. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.30% of your average daily Variable Account Value.

We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to: (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract’s Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefits and any optional living benefits will exceed the amount of the charges we deduct for those optional benefits; and (4) the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

For Contracts purchased prior to March 5, 2007, the rate of the mortality and expense risk charge is 1.50% (rather than 1.30%), if you were age 76 or older on the Contract’s Open Date. During the Income Phase, we will deduct total insurance charges at an annual rate of 1.65% of your average daily Annuity Unit values, regardless of your age on the Open Date. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or optional death benefit. The 1.65% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

Charges for Optional Benefits

You may only elect the currently available optional living benefit. If you elect the optional living benefit, we will deduct a charge from your Account Value on the last valuation day of each Account Quarter during the Accumulation Phase. The maximum amount of the charge is shown in the following chart. (The chart shows the charge for the optional living benefit that is currently being offered. For more information about this charge, as well as the charges for forms of optional living benefits that are no longer being offered but remain in force under currently outstanding Contracts, please see “FEES AND EXPENSES.”)

Living Benefit	Maximum Charge per Account Year
Income Riser	1.30% of the highest Withdrawal Benefit Base during the Account Year[1]

[1]	The Withdrawal Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.

If you elect the MAV optional death benefit, during the Accumulation Phase, we will deduct a daily charge at an effective annual rate of 0.40% of your average daily Variable Account Value. For more information about this charge, as well as the charges for optional death benefits that are no longer being offered but remain in force under currently outstanding Contracts, please see “FEES AND EXPENSES.” For more information about the calculation of this charge, please see “Variable Accumulation Unit Value” under “Variable Account Value.”

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses and Restrictions

There are fees and expenses deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Participants. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

OPTIONAL LIVING BENEFIT: INCOME RISER

Currently, you may elect to participate in Income Riser (“SIR”) on or before your Issue Date. SIR provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under SIR, the larger the guaranteed Annual Withdrawal Amount. To describe how SIR works, we use the following definitions:

Annual Withdrawal Amount:	The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Early Withdrawal:	Any withdrawal taken prior to your SIR Coverage Date.

Excess Withdrawal:	Any withdrawal taken after your SIR Coverage Date that exceeds your Annual Withdrawal Amount (or your Yearly Required Minimum Distribution Amount, if greater).

Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount.

SIR Bonus Base:	The amount on which bonuses are calculated. The SIR Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your SIR Coverage Date or any Excess Withdrawals. (See “Excess Withdrawals” under “Withdrawals Under SIR.”)

SIR Bonus Period:	A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” SIR (described below) during the SIR Bonus Period, the SIR Bonus Period is extended to ten years from the date of the step-up.

SIR Coverage Date:	Your Issue Date if you are at least age 59 at issue; otherwise, the first Account Anniversary after you attain age 59.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “SIR Fee.” (See “Cost of SIR.”)

You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under SIR with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

SIR may not be appropriate for all investors. Before purchasing SIR, you should carefully consider the following:

SIR may be appropriate for you if you are an investor who:

•	wants an opportunity for annual income to increase as you grow older.
•	wants a guaranteed stream of income for life without annuitizing, beginning on or after your SIR Coverage Date.
•	wants the option of joint-life coverage.
•	can defer withdrawals during your early Account Years to increase your benefit in later years.

SIR may be inappropriate for you if you are an investor who:

•	anticipates the need for Excess Withdrawals or Early Withdrawals.
•	wants to invest in funds other than a Designated Fund.
•	wants single-life coverage on a co-owned Contract.

SIR is inappropriate if you are an investor who:

•	wants to make additional Purchase Payments after the first Account Year.
•	is actively invested in contributory plans, because SIR prohibits any Purchase Payments after the first Account Anniversary.

You may combine SIR with the MAV optional death benefit. Upon annuitization, SIR and the MAV optional death benefit, if elected, automatically terminate.

You may elect to participate in SIR, provided that:

•	neither the oldest Participant nor the oldest Annuitant has attained age 86 on or before the date we receive your application (in the case of a non-natural Participant, the oldest Annuitant has not attained age 86 on or before that date);

•	you limit the allocation of your Purchase Payments and Account Value to the Designated Funds that we make available with SIR; and

•	you do not elect any other optional living benefit available under your Contract.

SIR allows you to withdraw a guaranteed amount of money each year, beginning on your SIR Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected). Your right to take withdrawals under SIR continues regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. After your SIR Coverage Date, the amount you can withdraw, in any one year, can be 4%, 5%, or 6% of your Withdrawal Benefit Base, depending upon your age (or the younger spouse’s age in case of joint-life coverage) on the date of your first withdrawal.

In addition, if you make no withdrawals in an Account Year during your SIR Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your SIR Bonus Base (6% if you purchased your Contract prior to February 8, 2010, or the date SIR with a 7% bonus became available in your state). The SIR Bonus Period is a 10-year period commencing on your Issue Date. The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under SIR”), provided that the step-up occurs during the SIR Bonus Period.

If you are participating in SIR, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in SIR, all of your Account Value must be invested in one or more of the Designated Funds at all times during the term of SIR. (The “term” of SIR is for life, unless your Withdrawal Benefit Base is reduced to zero or SIR is terminated or cancelled as described under “Cancellation of SIR,” “Depleting Your Account Value,” and

“Annuitization Under SIR.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS.”

Under SIR, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under SIR with Single-Life Coverage,” and “Death of Participant Under SIR with Joint-Life Coverage.”

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	increased by any applicable bonuses;

•	increased by any step-ups as described under “Step-Up Under SIR”;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

•	decreased following any Early Withdrawals you take as described under “Early Withdrawals”; and

•	decreased following any Excess Withdrawals you take as described under “Excess Withdrawals”.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is first determined when you make your first withdrawal after your SIR Coverage Date and then on each subsequent Account Anniversary. Your Annual Withdrawal Amount is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. The Lifetime Withdrawal Percentage depends upon your age at the time you make your first withdrawal after your SIR Coverage Date as shown in the table below.

Your Age on the Date of the First Withdrawal After Your SIR Coverage Date*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 79	5%
80 or older	6%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

Your Lifetime Withdrawal Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above. (See “Step-Up Under SIR.”) An increase in the Lifetime Withdrawal Percentage will increase your Annual Withdrawal Amount.

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by Excess Withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How SIR Works

Each Account Year, beginning on your SIR Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.

If you defer taking any withdrawals in an Account Year during the SIR Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your SIR Bonus Base (6% if you purchased your Contract prior to February 8, 2010, or the date SIR with a 7% bonus became available in your state). However, if this amount is less than the amount you will receive under a step-up, the Withdrawal Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under SIR.” In the case of a fee increase, we will notify you in writing, in advance of your Account Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under SIR.”) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under SIR.” Note also that investing in any Fund, other than a Designated Fund, will cancel SIR, as described under “Cancellation of SIR.”

Here is an example of how SIR works.

Assume that you purchased a Contract with an initial Purchase Payment of $100,000. Assume also that you are age 65 when your Contract is issued and that you elected to participate in SIR with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your SIR Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your SIR Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. During the SIR Bonus Period, your Withdrawal Benefit Base will increase by 7% of your SIR Bonus Base each Account Year in which you do not take a withdrawal. By deferring your withdrawals during a SIR Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the SIR Bonus period is over, you will no longer be eligible for the 7% bonus each year and it may be in your interest to take the full Annual Withdrawal Amount each year. However, any withdrawal will reduce your Account Value as well as your chances of a higher Annual Withdrawal Amount through step-up. When to take withdrawals will depend upon your own situation. You should discuss your living benefit options with your financial adviser. (For convenience, assume that the investment performance of your underlying investments equals or offsets all Contract expenses. Therefore, your Account Value remains constant throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your SIR Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new SIR Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your SIR Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$100,000	$107,000	$100,000	$5,350	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal when you are age 71 in Account Year 7. Using the above chart, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	$0
5	$125,000	$142,500	$125,000	$7,125	$0
6	$125,000	$151,250	$125,000	$7,563	$0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you defer taking a withdrawal. Your Withdrawal Benefit Base will increase by $8,750 which is 7% of your SIR Bonus Base ($125,000). Your new Annual Withdrawal Amount will be set equal to $8,438, which is 5% of your new Withdrawal Benefit Base ($168,750), as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the SIR Bonus Period, as your SIR Bonus Period ends 10 years after the previous step-up.

11	$100,562	$168,750	$125,000	$8,438	$8,438
12	$92,124	$168,750	$125,000	$8,438	$8,438
13	$83,686	$168,750	$125,000	$8,438	$8,438
14	$75,248	$168,750	$125,000	$8,438	$0
15	$75,248	$168,750	$125,000	$8,438	$8,438

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount during the SIR Bonus Period due to the bonus and the potential for step-ups. In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

Withdrawals Under SIR

Withdrawals After the SIR Coverage Date

Starting on your SIR Coverage Date and continuing to your Annuity Commencement Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your

Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charge”);

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Tax Issues Under SIR”); and

•	your Annual Withdrawal Amount.

The previous example shows withdrawals taken after your SIR Coverage Date. Because they do not exceed your Annual Withdrawal Amount (or your Required Minimum Distribution amount, if higher), the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. The withdrawals in the above example are not subject to any withdrawal charges because they do not exceed any of the following:

•	your free withdrawal amount permitted under this Contract,

•	your Yearly Required Minimum Distribution Amount, or

•	your Annual Withdrawal Amount.

If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

Excess Withdrawals

If you take an Excess Withdrawal, your SIR Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulas:

Your new SIR Bonus Base	=	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA

Where:

	BB	=	Your SIR Bonus Base immediately prior to the Excess Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

	AWA	=	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your SIR Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual

Withdrawal Amount. After your second withdrawal, your SIR Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new SIR Bonus Base	=	$125,000	x	$121,000 - $6,000
				$121,000 - ($8,000 - $4,000)

	=	$125,000	x	$115,000
				$117,000

	=	$125,000	x	0.982906

	=	$122,863

Your new Withdrawal Benefit Base	=	$160,000	x	$121,000 - $6,000
				$121,000 - ($8,000 - $4,000)

	=	$160,000	x	$115,000
				$117,000

	=	$160,000	x	0.982906

	=	$157,265

Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base, or $7,863.

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your SIR Bonus Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your SIR Coverage Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and your SIR Bonus Base and your Withdrawal Benefit Base will be reduced using the following formulas:

Your new SIR Bonus Base	=	BB x	(	AV - WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Where:

	BB	=	Your SIR Bonus Base immediately prior to the Early Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Assume that you purchase a Contract with an initial Purchase Payment of $100,000. Assume also that you are age 45 when your Contract is issued and that you elected to participate in SIR with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your SIR Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 7% of your SIR Bonus Base each year in which you do not take a withdrawal. Your SIR Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59). Any withdrawals you take prior to that time will be Early Withdrawals.

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore, we will step-up your Withdrawal Benefit Base and your SIR Bonus Base to $125,000.

Assume that, in Account Year 7, your Account Value has grown to $130,000 and you withdraw $10,000. Because you are age 51 (and younger than age 59), this is an Early Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$100,000	$107,000	$100,000	$0	$0
3	$125,000	$125,000	$125,000	$0	$0
4	$125,000	$133,750	$125,000	$0	$0
5	$125,000	$142,500	$125,000	$0	$0
6	$125,000	$151,250	$125,000	$0	$0
7	$130,000	$160,000	$125,000	$0	$10,000

At this point, your SIR Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new SIR Bonus Base	=	$125,000	x	$130,000 - $10,000
				$130,000

	=	$125,000	x	$120,000
				$130,000

	=	$125,000	x	0.92308

	=	$115,385

Your new Withdrawal Benefit Base	=	$160,000	x	$130,000 - $10,000
				$130,000

	=	$160,000	x	$120,000
				$130,000

	=	$160,000	x	0.92308

	=	$147,693

Your Annual Withdrawal Amount will still be $0 because you have not reached your SIR Coverage Date.

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

You should be aware that Early Withdrawals could severely reduce, and even terminate, your benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under SIR, any withdrawal before you reach age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Excess Withdrawal or an Early Withdrawal, then your Withdrawal Benefit Base and the SIR Bonus Base will each also be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with SIR, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will end, but your right to receive an annual withdrawal amount will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of SIR

If you elect SIR, we will deduct a quarterly fee from your Account Value (“SIR Fee”). The SIR Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The SIR Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.2750% of your Withdrawal Benefit Base on the last day of the Account Quarter if you elected single-life coverage (0.3250% for joint-life coverage). The maximum SIR Fee you can pay in any one Account Year is equal to 1.10% of the highest Withdrawal Benefit Base at any point in that Account Year if you elected single-life coverage (1.30% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the SIR Fee on newly issued Contracts.

Your SIR Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your SIR Fee.

•	If you make a withdrawal before your SIR Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your SIR Fee.

However, on each Account Anniversary, we determine whether favorable investment performance of the Designated Funds may cause the Withdrawal Benefit Base to increase as described under “Step-Up Under SIR.” If your Withdrawal Benefit Base increases because of favorable investment performance, your SIR Fee will also increase because it is recalculated on each Account Anniversary based upon your highest Withdrawal Benefit Base during that Account Year.

We will continue to deduct the SIR Fee until you annuitize your Contract, your Account Value reduces to zero, or your SIR is terminated or cancelled as described under “Cancellation of SIR”.

We reserve the right to make special offers from time to time. Specifically, we reserve the right to waive the SIR Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.

Step-Up Under SIR

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your SIR Bonus Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•	Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•	Your Account Value must be greater than your current Withdrawal Benefit Base (increased by any applicable 7% or 6% bonus during the SIR Bonus Period).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the SIR Fee on newly issued Contracts. If we are no longer issuing Contracts with SIR, then the percentage rate we use to calculate your SIR Fee will be set based upon current market conditions at that time.

•	If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your SIR Fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base and your SIR Bonus Base.

•	If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your SIR Fee and step-up your Withdrawal Benefit Base and SIR Bonus Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Withdrawal Benefit Base and SIR Bonus Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Withdrawal Benefit Base and SIR Bonus Base to an amount equal to the Account Value, if such amount exceeds your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases). If the step-up occurs during the SIR Bonus Period, your SIR Bonus Period will renew for another 10-year period commencing at the time of step-up.

If your Lifetime Withdrawal Percentage has already been determined and your age at the time of step-up coincides with a higher percentage as shown in the table below, your Lifetime Withdrawal Percentage will increase. After the step-up, your Annual Withdrawal Amount will be your Lifetime Withdrawal Percentage multiplied by your new Withdrawal Benefit Base as follows:

Your Age at Step-up*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 79	5%
80 or older	6%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

After a step-up, your Annual Withdrawal Amount will be equal to your new Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Here is an example of how we calculate a step-up under SIR:

Assume that you purchased a Contract with an initial Purchase Payment of $100,000. Assume also that you are age 65 when your Contract is issued and that you elected to participate in SIR with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Assume that no withdrawals are taken and, therefore, your Withdrawal Benefit Base will increase annually by 7% of your SIR Bonus Base during your SIR Bonus Period. Assume further that no additional Purchase Payments are made, and, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your SIR Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0
4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	0

Going forward, your new SIR Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your SIR Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up).

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

The above example assumes that you are age 65 at issue, so that your Lifetime Withdrawal Percentage is 5%. Assume instead you are age 79 at issue and have attained age 80 on your first Account Anniversary. When your Withdrawal Benefit Base steps-up to $125,000, your new Lifetime Withdrawal Percentage is 6% since you had attained age 80 by your first Account Anniversary. Your Annual Withdrawal Amount is now $7,500.

Joint-Life Coverage

On the Issue Date, you have the option of electing SIR with single-life coverage or, for a higher SIR Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while SIR is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while SIR is in effect. Whereas single-life coverage provides annual withdrawals under SIR only until any Participant dies, joint-life coverage provides annual withdrawals under SIR for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, including SIR, ends. To take annual withdrawals under SIR’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Participant Under SIR with Joint-Life Coverage.”

If you have elected joint-life coverage, the SIR Coverage Date will be your Issue Date if the younger spouse is at least age 59 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59 if the younger spouse is less than age 59 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, Early Withdrawals will be determined based upon this definition of your SIR Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the SIR Coverage Date, as shown in the table below.

Age of Younger Spouse on Date of the First Withdrawal After Your SIR Coverage Date	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 79	5%
80 or older	6%

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Once your Annual Withdrawal Amount is calculated, the Lifetime Withdrawal Percentage will not change except if a step-up occurs as described under “Step-Up Under SIR.” The Lifetime Withdrawal Percentage will then be reset, if higher, to the percentage for then attained age of the younger spouse.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, SIR benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as SIR is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under SIR can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of SIR

Should you decide that SIR is no longer appropriate for you, you may cancel SIR at any time. Upon cancellation, all benefits and charges under SIR shall cease. Once cancelled, SIR cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” SIR will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

SIR will also be cancelled for any of the following:

•	upon a termination of the Contract;

•	upon annuitization*; or

•	your Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*	Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. (See “Selection of Annuity Commencement Date.”)

A change of ownership of the Contract may also cancel your benefits under SIR.

Death of Participant Under SIR with Single-Life Coverage

If you selected single-life coverage, SIR terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract.

Note that single-life coverage may be inappropriate on a co-owned Contract, because the living benefit will end on the death of any Participant. Note also that Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance”) or any living benefit under the Contract. Co-owners who are not spouses should, therefore, discuss with their financial adviser whether a living benefit is appropriate for them.

Death of Participant Under SIR with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in SIR, the provisions of the section titled “Death of Participant Under SIR with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, SIR will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the SIR Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

•	the Withdrawal Benefit Base and the SIR Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under SIR”);

•	if withdrawals under SIR have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the SIR Coverage Date;

•	if withdrawals under SIR have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Participant; and

•	the SIR Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including SIR, will terminate.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under SIR

Under the terms of SIR, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)	annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value.”

Tax Issues Under SIR

Certain state and federal income tax provisions may be important to you in connection with a living benefit. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit, such as SIR, might increase the taxable portion of any withdrawal you make from the Contract. It is not clear whether withdrawals after the Coverage Date while the Contract value is greater than zero will be taxed as withdrawals or as annuity payments. This is significant for Non-Qualified Contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat such payments as withdrawals for tax purposes. We intend to treat payments pursuant to SIR after the Contract value becomes zero as annuity payments for tax purposes.

You may not elect a Living Benefit with an inherited Non-Qualified Contract or beneficiary IRA Contract.

If your Contract is a Qualified Contract, then the retirement plan governing that Qualified Contract may be subject to certain required minimum distribution (RMD) provisions imposed by the Internal Revenue Code (the “Code”) and Internal Revenue Service (“IRS”) regulations (collectively, the “Federal Tax Laws”). These RMD provisions require that an amount be distributed from the retirement plan each year, beginning generally in the calendar year in which you attain age 70 1⁄2. Your failure to withdraw your yearly RMD amount from your retirement plan could result in adverse tax treatment. Because for certain retirement plans we do not know what assets are held by the plan, we have assumed for all plans that the Qualified Contract (i.e., your Contract) is the only asset, and we determine a yearly RMD amount taking into account only your Contract (“Yearly RMD Amount”).

When you elect to participate in SIR, we will inform you that you may withdraw amounts up to your Yearly RMD Amount each year without reducing your Withdrawal Benefit Base. To assist you in complying with the RMD requirements, in January of each year, we will notify you of your calculated Yearly RMD Amount and inform you that you may withdraw amounts up to your Yearly RMD Amount each Account Year without reducing your Withdrawal Benefit Base.

To the extent that the Yearly RMD Amount attributable to your Contract exceeds the Annual Withdrawal Amount permitted each year under SIR, we currently are waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in SIR, then we will reduce your Account Value dollar-for-dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under SIR will be reduced, dollar-for-dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or SIR Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

•	you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in your receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS.”

DESIGNATED FUNDS

To participate in an optional living benefit, all of your Account Value must be invested only in Designated Funds at all times during the term of your optional living benefit.

For Contracts participating in SIR with a 7% bonus, the only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Models	Funds
Build Your Own Portfolio	AB Dynamic Asset Allocation Portfolio, Class B
Blended Model	MFS® Conservative Allocation Portfolio, Service Class
MFS® Global Tactical Allocation Portfolio, Service Class
Dollar-Cost Averaging Program Options	MFS® Moderate Allocation Portfolio, Service Class
6-Month DCA Guarantee Option	PIMCO All Asset Portfolio, Administrative Class
12-Month DCA Guarantee Option	PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class
Putnam VT Absolute Return 500 Fund, Class IB

For all other Contracts participating in a living benefit including SIR with a 6% bonus, the only Funds, dollar-cost averaging programs, and asset allocation models that are deemed to be Designated Funds are:

Asset Allocation Models	Funds (continued)
90/10 Masters Model[1,2]	Fidelity® Freedom 2015 Portfolio, Service Class 2
80/20 Masters Model[2,3]	(of Variable Insurance Products Fund IV)
Build Your Own Portfolio	Fidelity® - Freedom 2020 Portfolio, Service Class 2
Blended Model[2]	(of Variable Insurance Products Fund IV)
Invesco V.I. Equity and Income Fund, Series II2
Dollar-Cost Averaging Program Options	MFS® Conservative Allocation Portfolio, Service Class[2]
6-Month DCA Guarantee Option 12-Month DCA Guarantee Option	MFS® Global Tactical Allocation Portfolio, Service Class
MFS® Growth Allocation Portfolio, Service Class[2]
Funds	MFS® Moderate Allocation Portfolio, Service Class[2]
AB Balanced Wealth Strategy Fund, Class B2	MFS® Total Return Series, Service Class
AB Dynamic Asset Allocation Portfolio, Class B2 BlackRock Global Allocation V.I. Fund, Class III[2]	PIMCO All Asset Portfolio, Administrative Class PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class[2] Putnam VT Absolute Return 500 Fund, Class IB2
Fidelity® Balanced Portfolio, Service Class 2 (of Variable Insurance Products Fund III)

[1]	Not available to Contracts purchased on or after February 17, 2009.

[2]	Not available if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

[3]	Not available to Contracts purchased on or after August 17, 2009.

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our “build your own portfolio” program. That portfolio model and the “build your own portfolio” program are described in “BUILD YOUR OWN PORTFOLIO” and in “APPENDIX Q - BUILD YOUR OWN PORTFOLIO.”

If you elected to participate in Income ON Demand II (“IOD II”), Income ON Demand II Escalator (“IOD II Escalator”), Income ON Demand II Plus (“IOD II Plus”), Retirement Income Escalator II (“RIE II”), Income ON Demand III Escalator (“IOD III Escalator”), or Income Riser (“SIR”) and are invested in more than one Designated Fund, we will automatically transfer assets among your Designated Funds to maintain the percentage allocation you selected. We will make these transfers on a quarterly basis.

If you purchased Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income ON Demand (“IOD”), Retirement Income Escalator (“RIE”), or Retirement Asset Protector, and you are invested in more than one Designated Fund, we will not automatically transfer your assets among your Designated Funds to maintain the percentage allocation you selected, unless you have instructed us to do so.

We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund. Written notice will be provided to Contract Owners whenever a fund is no longer considered to be a Designated Fund. If you are invested in a Designated Fund at the time we declare the Fund to no longer be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a living benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction. If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into one or more of the current Designated Fund(s) if you want to make subsequent Purchase Payments or any additional transfers. (Note that this restriction does not apply to automatic portfolio rebalancing. Likewise, if you are participating in a DCA program and one of the funds receiving transfers under the DCA program is declared no longer to be a Designated Fund, then your Account Value can remain invested in that Fund until the end of your DCA Period. However, before you make any subsequent Purchase Payments, you must first transfer all your Account Value from that Fund into one or more of the current Designated Funds and provide us with new allocation instructions for your DCA program.) We also reserve the right to close Funds only to new Contracts. We will, however, revise the Prospectus to give notice to prospective investors of the closing of any Fund. If a Designated Fund is closed only to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.

Note that, on IOD, IOD II, IOD II Plus, IOD II Escalator, RIE, RIE II, IOD III Escalator, and SIR, we have reserved the right to allow step-ups only if your Account Value is invested in a Fund that has been declared by us to be a Designated Fund. In such case, if you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you will have to transfer into a current Designated Fund before a step-up can occur. If you decide not to transfer into a current Designated Fund and forgo step-up, then your living benefit will continue with all of the benefits except for step-up.

BUILD YOUR OWN PORTFOLIO

Among the choices of Designated Funds is a selection of funds (“portfolio model”) that you design yourself using certain broad guidelines that we provide. To “build your own portfolio,” you pick funds from the asset classes available at that time. Altogether you may not choose more than 18 funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the asset classes altogether must total 100%. A chart showing the Funds available in each asset class and the percentage range assigned to each asset class is included in Appendix Q.

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See “Transfer Privilege,” “Short-Term Trading,” and “Funds’ Trading Policies.”) Withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds. Any additional Purchase Payments will be allocated proportionally to your current Fund selection. At any time you can change your Fund selection by providing new allocation instructions. Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the Funds over the prior quarter.

Under the terms of the living benefits, however, there are certain limits on the times when you can make additional Purchase Payments.

If at any time, a fund is closed to new business, no new payments or transfers into the fund will be permitted. However, portfolio rebalancing of the fund will continue. To make a payment into your portfolio model after a fund within the model has been closed, you must redesign your portfolio model without the closed fund. Your entire Account Value will then be reallocated to your new portfolio model. Likewise, if you are participating in a DCA program and one of the Funds in this portfolio model receiving transfers under the DCA program is declared to no longer be part of the portfolio model, then the program will run through to completion. However, before you make any subsequent Purchase Payments, you must first either (a) reallocate your total Account Value among funds that comply with the current Build Your Own Portfolio categories or (b) transfer your total Account Value to Designated Funds other than the Build Your Own Portfolio model. You must also provide us with new allocation instructions for your DCA program.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we will pay the death benefit to the surviving Participant, if any, or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

The death benefit proceeds will remain invested in the Sub-Accounts in accordance with the allocations made by the Contract Owner until the Beneficiary has provided us with Due Proof of Death in Good Order. Once we have received Due Proof of Death, then investments in the Variable Account may be reallocated in accordance with the Beneficiary’s instructions.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary’s election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Open Date, the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)	your total Adjusted Purchase Payments (Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal)) as of the Death Benefit Date. (See “Calculating the Death Benefit.”) Because of the way that Adjusted Purchase Payments are computed, when the Account Value is less than the Adjusted Purchase Payments, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

If you were 86 or older on your Open Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit

You may enhance the “basic death benefit” by electing the optional death benefit known as the Maximum Anniversary Account Value (“MAV”). You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit. (For a description of the charge, see “Charges for Optional Benefits.”) The optional death benefit is available only if you are younger than age 75 on the Open Date. The optional death benefit election may not be changed after the Contract’s Issue Date. The optional death benefit will be adjusted for all partial withdrawals as described in this Prospectus under the heading “Calculating the Death Benefit.”

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional death benefit to you. Please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” for more information regarding tax issues that you should consider before electing this optional benefit.

Under MAV, the death benefit will be the greater of:

•	the amount payable under the basic death benefit above, or

•	your highest Account Value on any Account Anniversary before the Covered Person’s 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted highest Account Value, the current Account Value will become the new highest Anniversary Account Value.

Spousal Continuance

Under an individually-owned Contract, if you are the Covered Person and your spouse is the sole Beneficiary, upon your death, your spouse may elect to continue the Contract by becoming the new Participant and new Covered Person, rather than receive the death benefit amount. Under a co-owned Contract, if you and your spouse are the Covered Persons and sole Beneficiaries, then upon the death of either you or your spouse, the surviving spouse may continue the Contract as the sole Participant and sole Covered Person. In either case, we will not pay a death benefit, but the Contract’s Account Value will be set to equal the death benefit amount. (See “The Basic Death Benefit” or, if applicable, the “Optional Death Benefit.”) If you are participating in a living benefit and you have joint-life coverage, then your surviving spouse may continue the Contract and the living benefit. If you are participating in a living benefit and you have single-life coverage, then your surviving spouse can continue the Contract, but the living benefit will terminate and no optional living benefit will be available to your surviving spouse. (See “Death of Participant - Single-Life Coverage.”)

All Contract provisions, including, if elected, the optional death benefit (subject to the optional death benefit age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse’s age on the original effective date of the Contract will be used. Upon surrender or annuitization, this increased amount will not be treated as premium, but will be treated as income. If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of “The Basic Death Benefit” or the optional death benefits, each partial withdrawal will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See “The Basic Death Benefit.”) A withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

Rather than receiving the death benefit, the Beneficiary may elect to annuitize, to defer annuitization, or to continue the Contract. In such case, if the death benefit amount payable under the Contract is greater than your Account Value we will increase the Account Value to equal the death benefit amount. Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). If a surviving spouse, as the named Beneficiary, elects to continue the Contract after the Covered Person’s death, the surviving spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period, if we are then currently offering Fixed Account options.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under “The Income Phase - Annuity Provisions.”

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at Service Address a completed election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your surviving spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us written notice in a form acceptable to us. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law. We can defer payment of the death benefit to the extent permitted under the Investment Company Act of 1940. (See “Payment of Death Benefit.”)

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see “Spousal Continuance.” If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s Annuity Commencement Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your Beneficiary, or your Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which you or your Beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within seven days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described under the Annuity Option you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant’s death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”) You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”)

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the “Payee.” If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payments.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

•	The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.

•	The latest possible Annuity Commencement Date is the first day of the month following the Annuitant’s 95th birthday (“Maximum Annuity Commencement Date”). If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

•	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date by sending us written notice, in a form acceptable to us, with the following additional limitations:

•	We must receive your notice, in Good Order, at least 30 days before the current Annuity Commencement Date.

•	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1⁄2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1⁄2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Note that if the Annuitant dies prior to the end of the first month after the Annuity Commencement Date, only one annuity payment will be made.

Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant’s estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate of 3%; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the last survivor dies. There is no provision for continuance of any payments to a Beneficiary.

Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate of 3%. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8, and 9-year period certain options are not available during your first four Account Years unless (a) you or your Beneficiary are selecting this Annuity Option to be used as the method of payment for the death benefit and (b) your Beneficiary’s life expectancy on the date of the first payment exceeds the selected period.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain, except as otherwise provided under your applicable living benefit.

You must specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations. If, however, a portion of your Account Value was allocated to a Guarantee Period at the time of annuitization, that portion will be exchanged for Annuity Units and allocated among the Sub-Accounts you select at annuitization or, if you make no such selection, then in proportion to the Sub-Accounts you were invested in prior to annuitization.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Option may not be changed once annuity payments begin.

Amount of Annuity Payments

Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

•	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

•	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in an addition or no change.

•	We deduct any applicable premium tax or similar tax if not previously deducted.

Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account’s Variable Accumulation Units for Annuity Units upon which we will assess annual insurance charges of 1.65% of your average daily Annuity Unit values. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the “annuity payment rates” in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. (See “Annuity Payment Rates.”)

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests a transfer among Sub-Accounts). However, the dollar amount of the next Variable Annuity payment, which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit value for the Valuation Period ending just before the date of the payment, will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

After you annuitize, we will deduct total insurance charges at an annual rate of 1.65% of your average daily Annuity Unit values. We will no longer deduct the mortality and expense risk charge or the charges for any optional living benefit or optional death benefit. The 1.65% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable “annuity payment rates.” These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. (See “Annuity Payment Rates.”)

Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment, except as otherwise provided under your applicable living benefit.

Transfer of Variable Annuity Units

During the Income Phase, the Annuitant may transfer Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. Any such transfers may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds’ Trading Policies”). The applicability of the Funds’ Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this Prospectus under “Funds’ Trading Policies.” For the reasons discussed there, you should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

During the Income Phase, the Annuitant, the authorized representative of the broker-dealer of record, or another authorized third party may request transfers by telephone, or in writing by submitting the request to our Service Address, stating the number of Annuity Units in the Sub-Account he or she wishes to transfer and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the transfer would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the transfer request.

Before transferring Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only transfers among Sub-Accounts. No transfers to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account fee from Fixed Annuity payments.

Annuity Payment Rates

Annuity payment rates are the rates we use to determine the dollar amount of an annuity payment under each Annuity Option. The Contract contains annuity payment rate schedules for each Annuity Option described in this Prospectus. These schedules show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change. (See “Modification.”)

The annuity payment rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the annuity payment rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person’s death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued.

Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification, in Good Order. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Participant. The amount payable on the death of the new Participant will be the Surrender Value.

Voting of Fund Shares

To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract in which the Owner has reserved this right. During the Income Phase, the Payee (that is, the Annuitant or Beneficiary entitled to receive benefits) is the person having the right to give voting instructions.

Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. Each such person is permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Sub-Account. We calculate this value based on the number of Variable Accumulation Units or Variable Annuity Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit or Variable Annuity Unit on that date. We count fractional votes.

We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.

Note: Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular retirement plan and under the Investment Company Act of 1940. Employees who contribute to retirement plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such retirement plans may also provide the additional extent, if any, to which an Owner shall follow voting instructions of persons with rights under those plans. If no voting instructions are received from any such person with respect to a particular Contract, the Owner may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges and federal taxes on withdrawals), minimum distributions, death benefit payments, transfers (excluding dollar-cost averaging transfers) and living benefit credits or refunds. Such confirmations will be sent within two business days after the transaction occurs.

In addition, within five business days after each calendar quarter, we will send you, by regular U.S. mail, a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, step-ups credited on living benefits, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the Funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and reports on our website.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. You will receive notice of any such Fund changes that affect your Contract by a supplement to this Prospectus.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this Prospectus to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract. Any changes we make by splitting or combining Variable Accumulation Unit values must comply with federal securities laws and regulations.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification is consistent with federal securities laws and regulations and: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”);

(4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may supplement this Prospectus to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any two or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may supplement this Prospectus and make appropriate endorsement to the Contract as necessary to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Service Address within 10 days or longer if allowed by your state after it was delivered to you. State law may also allow you to return the Contract to your sales representative. (Information about your right to return period can be found on the first page of your Contract or prominently displayed in an endorsement to your Contract. You can also obtain information about your right to return period by contacting your sales representative.) When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires return of Purchase Payments, we will return the greater of (1) your Surrender Value or (2) the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within seven days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.

TAX PROVISIONS

This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your Contract is called a “Qualified Contract.” If your annuity is independent of any formal retirement or pension plan, it is termed a “Non-Qualified Contract.” The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

U.S. Federal Income Tax Provisions

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax provisions affecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Provisions.”

Taxation of Non-Qualified Contracts

Deductibility of Purchase Payments. For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts. Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase an annuity should be based on the assumption that the purchase of an annuity is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts. The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

Annuity Payments. A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

Penalty Tax on Certain Withdrawals. A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1⁄2, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a qualified tax professional with regard to exceptions from the penalty tax.

Taxation of Death Benefit Proceeds. Death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the contract is not affected by the Participant’s or Annuitant’s death, i.e., the investment in the contract must still be determined by reference to the Participant’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a qualified tax professional as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment.

Taxation of Qualified Contracts

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax- deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Pension and Profit-Sharing Plans. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self- employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities (“TSA”).

Effective October 1, 2008, we stopped issuing any new TSAs, including Texas Optional Retirement Program annuities. We no longer accept any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations are generally effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan. You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when you attain age 59 1⁄2, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10% federal income tax penalty, in addition to any applicable

Contract withdrawal charge. Under certain circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses. A financial hardship withdrawal may not be repaid once it is taken.

The IRS’s TSA regulations provide that TSA financial hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans. Specifically, if you have not terminated your employment or reached age 59 1⁄2, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need. An immediate and heavy financial need may arise only from:

•	deductible medical expenses incurred by you, your spouse, or your dependents;

•	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;

•	costs related to the purchase of your principal residence (not including mortgage payments);

•	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;

•	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or

•	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit. And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit. And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

TSAs, like IRAs, are subject to required minimum distributions under the Code. TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the “pre-1987 balance”) needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the TSA regulations and the applicable TSA plan. Your TSA employer also may need to agree in writing to your transfer/exchange request.

Individual Retirement Accounts and Annuities. Individual Retirement Accounts and Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1⁄2, unless an exception applies. The Internal

Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Roth Individual Retirement Arrangements. Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion. Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1⁄2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Distributions and Withdrawals from Qualified Contracts. In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1⁄2, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

•	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

•	any required minimum distribution; or

•	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

Withholding. In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a non-surviving-spouse Beneficiary may elect a direct rollover only in a so-called inherited IRA. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Impact of Optional Death Benefits and Optional Living Benefits

For a further discussion, please refer to “Tax Issues Under SIR.”

Qualified Contracts. If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1⁄2 or, for non-IRAs, the date of retirement instead of age 70 1⁄2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations.

The IRS’s RMD regulations provide that the annual RMD amount is to be calculated based on the Contract’s Account Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract (such as optional death and living benefits) which is also calculated as of 12/31. When we notify you yearly of the RMD amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD amount. Because of the above actuarial present value requirements, your initial election of a Contract’s optional benefit could cause your RMD amount to be higher than it would be without such an election. Additionally, if your RMD amount exceeds your guaranteed withdrawal amount under an optional benefit, you will have to withdraw more than the guaranteed withdrawal amount to avoid the imposition of a 50% excise tax, causing a reset of your guaranteed withdrawal amount. Prior to electing to participate in any optional benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on your yearly RMD amounts.

You may take an RMD amount calculated for a particular Individual Retirement Annuity from that Annuity or from another IRA of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If you are subject to the RMD requirements while you are enrolled in the AB Plan under any optional living benefit, any RMD amount that you take from the Contract will reduce the amount of the benefit under the AB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

If you are subject to the RMD requirements while you are enrolled in the WB Plan under any optional living benefit, and any RMD amount that you take from the Contract ever exceeds the maximum amount that you may withdraw under the terms of the WB Plan, the additional withdrawal amount will reduce the amount of the benefit available under the WB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

Participants in 403(b) plans who are under age 59 1⁄2, are subject to withdrawal restrictions under the Internal Revenue Code that may prevent them from being able to make any withdrawals under the WB Plan while they remain under age 59 1⁄2.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you convert such a traditional Annuity or Account to a Roth IRA (see “Roth Individual Retirement Arrangements”), the IRS’s rules for determining the amount of your taxable income at the time of conversion include an amount based on the RMD actuarial present value requirements discussed above. Thus, your election of a Contract’s optional benefit could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

For Qualified Contracts issued other than as Individual Retirement Annuities, (1) we do not calculate your annual RMD amount nor do we notify you of such amount and (2) you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used by the trustee or custodian in the Account’s RMD calculations.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and your information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional benefit. If this were to occur, election of an optional benefit could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional benefit (or, if applicable, prior to renewing your participation in any optional living benefit), you should consult with a qualified tax professional as to the meaning of “cash value.”

Definition of Spouse Under Federal Law

The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a qualified tax professional for more information on this subject.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Please consult an estate planning adviser for more information.

Generation-skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Please consult a qualified tax professional for more information.

American Taxpayer Relief Act of 2012

The American Taxpayer Relief Act of 2012 (ATRA) permanently extended the laws governing estate taxes, gift taxes and generation skipping transfer taxes that were put in place by the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (TRA 2010), with one notable exception - the top estate tax, gift tax and generation skipping tax rate increases from 35% to 40%.

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a qualified tax professional for more information.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Puerto Rico Tax Provisions

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended and Section 1031.01 of the 2011 Internal Revenue Code for a New Puerto Rico, as amended (collectively the “Puerto Rico Code”). Under the current provisions of the Puerto Rico Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

The provisions of the Puerto Rico Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code. See the applicable text of this Prospectus under the heading “U.S. Federal Income Tax Provisions” dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under “TAX PROVISIONS,” see “Pre-Distribution Taxation of Contracts,” “Distributions and Withdrawals from Non-Qualified Contracts,” “Withholding” and “Non-Qualified Contracts.” You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We have engaged se2, llc (“se²”), an affiliate of the Company and a leading third-party provider of contract administration services for many other life insurance companies, to administer the Contracts. Administrative functions performed by se² include maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers, Death Benefits and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services. The compensation paid to se² is based on the number of Contracts to which they provide these administrative services.

Business Disruption and Cyber Security Risks

We rely heavily on technology to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware, software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract value. For instance, systems failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Participant or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.00% of Purchase Payments, and 1.25% annually of the Participant’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensation, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Contracts or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” During 2014, 2015, and 2016, respectively, approximately $50,147,698, $44,578,515, and $39,451,133 in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Contracts described in this Prospectus.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits. In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC’s website (www.sec.gov).

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March 1st in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the State of Delaware and the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Such insurance holding company legislation protects the Company’s ability to pay all guaranteed contract benefits, including any optional living benefits and death benefits. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable. A state’s assessment on insurers in connection with the state guaranty fund would not affect the Company’s obligation to pay guaranteed contract benefits, including any optional living benefits and death benefits. If an assessment were so large as to affect the Company’s own ability to meet its obligations, then the provisions to excuse, defer, or offset such assessment would allow the Company to pay guaranteed contract benefits.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

The Company, like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, Delaware Life Insurance Company believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2016 are also included in the SAI.

APPENDIX A - GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT QUARTER: A three-month period, with the first Account Quarter beginning on your Issue Date.

ACCOUNT VALUE: The Variable Account Value, if any, plus the Fixed Account Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Covered Person and all Owners are still alive) during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in “Calculating the Death Benefit.”

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant. The Annuitant becomes the Payee on the Annuity Commencement Date.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the “designated beneficiary” for purposes of Section 72(s) of the Code in the event of the Participant’s death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant on or after the Annuity Commencement Date.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY (“WE”, “US” “DELAWARE LIFE”): Delaware Life Insurance Company.

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. The Participant/Owner is the Covered Person unless there is a non-natural Owner, such as a trust, in which case the Annuitant is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person’s death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary’s election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DESIGNATED FUNDS: The limited investment options you can choose if you are participating in a living benefit.

DUE PROOF OF DEATH: Receipt by the Company of (1) an original certified copy of an official death certificate or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, and (2) any other information or documentation required by the Company that is necessary to make payment (e.g., taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GOOD ORDER: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to surrender your Contract, a fund transfer request, or a death benefit claim must be in good order.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the “Date of Coverage” in the Contract.

MAXIMUM ANNUITY COMMENCEMENT DATE: The first day of the month following the youngest Annuitant’s 95th birthday.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater than, less than, or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant’s interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The Business Day your Application is received by the Company at its Service Address. The ages of all Owners and Annuitants on the Open Date determines your eligibility for purchasing a Contract and for electing the optional death benefit and the optional living benefit.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes (1) an Annuitant or (2) a Beneficiary who becomes entitled to benefits upon the death of the Participant, or upon the death of the Annuitant on or after the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SERVICE ADDRESS: P.O. Box 758581, Topeka, KS 66675-8581 or such other address as we may hereafter specify to you by written notice.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full withdrawal (or surrender) of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms “you” and “your” refer to “Owner,” “Participant,” and/or “Covered Person” as those terms are identified in the Contract.

*	You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

	Account Year	Hypothetical Account Value	Free Withdrawal Amount	Purchase Payment Amount Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	$41,000	$4,000	$37,000	8.00%	$2,960
	2	$44,200	$4,000	$40,000	8.00%	$3,200
(b)	3	$47,700	$4,000	$40,000	7.00%	$2,800
	4	$51,500	$4,000	$40,000	6.00%	$2,400
(c)	5	$55,600	$55,600	$0	0.00%	$0
	6	$60,000	$60,000	$0	0.00%	$0

(a)	The free withdrawal amount in any year is equal to 10% of all of the Purchase Payments you have made. In Account Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $37,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $4,000.

(b)	In Account Year 3, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The Account Value minus the free withdrawal amount is $47,700 minus $4,000, which equals $43,700; however, the amount subject to a withdrawal charge is capped at the amount of your remaining Purchase Payments. Therefore, the amount subject to a withdrawal charge is $40,000, which is the amount of your remaining Purchase Payments.

(c)	In Account Year 5, you have passed your fourth Account Anniversary, so no withdrawal charges apply to any withdrawals you make.

Partial Withdrawal:

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there is a series of four partial withdrawals made during the fourth Account Year of $3,000, $8,000, $12,000, and $22,000.

Account Year	Hypothetical Account Value Before Withdrawal	Free Withdrawal Amount Before Withdrawal	Amount of Withdrawal	Amount of Withdrawal Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount	Remaining Free Withdrawal Amount After Withdrawal	Hypothetical Account Value after Withdrawal
1	$41,000	$4,000	$0	$0	8.00%	$0	$4,000	$41,000
2	$44,200	$4,000	$0	$0	8.00%	$0	$4,000	$44,200
3	$47,700	$4,000	$0	$0	7.00%	$0	$4,000	$47,700
(a) 4	$48,200	$4,000	$3,000	$0	6.00%	$0	$1,000	$45,200
(b) 4	$46,000	$1,000	$8,000	$7,000	6.00%	$420	$0	$38,000
(c) 4	$38,250	$0	$12,000	$12,000	6.00%	$720	$0	$26,250
(d) 4	$26,650	$0	$22,000	$21,000	6.00%	$1,260	$0	$4,650

Totals			$45,000	$40,000	6.00%	$2,400	$0	$4,650

(a)	In Account Year 4, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The partial withdrawal amount of $3,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)	Since a partial withdrawal of $3,000 was taken, the remaining free withdrawal amount in Account Year 4 is $4,000 - $3,000 = $1,000. Therefore, $1,000 of the $8,000 withdrawal is not subject to a withdrawal charge, and $7,000 is subject to a withdrawal charge. Of the $11,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $7,000 has been from Purchase Payments. Therefore, the amount of remaining Purchase Payments is $33,000.

(c)	Since $4,000 of the two prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account year 4 is $4,000 - $4,000 = $0. Therefore, the entire $12,000 withdrawal is subject to a withdrawal charge. Of the $23,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $19,000 has been from Purchase Payments. Therefore, the amount of remaining Purchase Payments is $21,000.

(d)	Since $4,000 of the three prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $4,000 - $4,000 = $0. The amount of Purchase Payments remaining before this withdrawal is $21,000. Therefore, $21,000 of the $22,000 withdrawal is taken from Purchase Payments and is subject to a withdrawal charge, and $1,000 of the withdrawal is taken from earnings and is not subject to a withdrawal charge. Of the $45,000 withdrawn to date, $4,000 has been from the free withdrawal amount, $40,000 has been from Purchase Payments, and $1,000 has been from earnings. The amount of remaining Purchase Payments is now equal to $0. Note that if the $4,650 remaining balance was withdrawn, it would all be from earnings and not subject to a withdrawal charge. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full withdrawal in Account Year 4 in the example above.

Part 2 - Fixed Account - Examples of the Market Value Adjustment (“MVA”)

The MVA Factor is:

(1 + I	)	N/12	- 1
1 + J + b

These examples assume the following:

(1)	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

(2)	The date of surrender is 2 years from the Expiration Date (N = 24).

(3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.

(4)	The interest earned in the current Account Year is $674.16.

(5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.

(6)	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor	=	(1 + I )	N/12	- 1
		1 + J + b

	=	(1 + .06)	24/12	- 1
		1 + .05

	=	(1.010)	[2]	- 1

	=	1.019 - 1

	=	.019

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge. For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19. $25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C - PREVIOUSLY AVAILABLE OPTIONAL DEATH BENEFITS AND EXAMPLES

5% PREMIUM ROLL-UP (“5% ROLL-UP”) DEATH BENEFIT

Under the 5% Roll-Up, the death benefit will be the greater of:

•	the amount payable under the basic death benefit, or

•	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this death benefit, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

•	the first day of the month following your 80th birthday, or

•	the day the death benefit amount under this death benefit equals twice the sum of your Adjusted Purchase Payments.

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts. No withdrawals are made. The Owner dies in the eighth Account Year. The Account Value on the Death Benefit Date is $135,000, and the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-Up Value*	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

*	The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $100,000 = $200,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $150,000 just prior to a $30,000 withdrawal. The Owner dies in the eighth Account Year. The Account Value on the Death Benefit Date is $90,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$90,000
Cash Surrender Value*	=	$89,950
Total of Adjusted Purchase Payments**	=	$80,000
5% Premium Roll-Up Value***	=	$112,000
The Death Benefit Amount would therefore	=	$112,000

*	Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”
**	Adjusted Purchase Payments can be calculated as follows: Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($120,000 ÷ $150,000) = $80,000.
***	The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $80,000 = $160,000.

EARNINGS ENHANCEMENT BENEFIT PREMIER (“EEB PREMIER”) DEATH BENEFIT

If you elected EEB Premier, your death benefit will be the amount payable under the basic death benefit, PLUS the “EEB Premier amount.” Calculated as of the Death Benefit Date, the “EEB Premier amount” is determined as follows:

•	If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made within the twelve months prior to your death but not within your first Account Year.

•	If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

- PLUS -

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$35,000
45% of the above amount	=	$15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$15,750

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier amount = $135,000 + $15,750 = $150,750.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the owner’s 70th birthday and death occurs in year 7.

The Death Benefit Amount will be the greatest of:
Account Value	=	$115,000
Cash Surrender Value*	=	$115,000
Total of Adjusted Purchase Payments**	=	$85,185
The Death Benefit Amount would therefore	=	$115,000

- PLUS -

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$29,815
45% of the above amount	=	$13,417
Cap of 100% of Adjusted Purchase Payments	=	$85,185
The lesser of the above two amounts = the EEB Premier amount	=	$13,417

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier amount = $115,000 + $13,417 = $128,417.

*	Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”
**	Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($115,000 ÷ $135,000) = $85,185.

EARNINGS ENHANCEMENT BENEFIT PREMIER PLUS (“EEB PREMIER PLUS”) DEATH BENEFIT

If you elected EEB Premier Plus, your death benefit will be the amount payable under the basic death benefit, PLUS the “EEB Premier Plus amount.” Calculated as of the Death Benefit Date, the “EEB Premier Plus amount” is determined as follows:

•	If you are 69 or younger on your Open Date, the “EEB Premier Plus amount” will be 75% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 150% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made within the 12 months prior to your death but not within your first Account Year.

•	If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier Plus amount” will be 35% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 60% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier Plus amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier Plus amount.”

Example:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

- PLUS -

The EEB Premier Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$35,000
75% of the above amount	=	$26,250
Cap of 150% of Adjusted Purchase Payments	=	$150,000
The lesser of the above two amounts = the EEB Premier Plus amount	=	$26,250

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier Plus amount = $135,000 + $26,250 = $161,250.

*	Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

EARNINGS ENHANCEMENT BENEFIT PREMIER WITH MAV (“EEB PREMIER WITH MAV”) DEATH BENEFIT

If you elected EEB Premier with MAV, your death benefit will be the amount payable under the MAV death benefit PLUS the “EEB Premier amount.” Calculated as of your Death Benefit Date, the “EEB Premier amount” is as follows:

•	If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year.

•	If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”

Example:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $140,000. Assume death occurs in Account Year 7. In addition, this Contract was issued prior to the owner’s 70th birthday. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

- PLUS -

The EEB Premier amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$35,000
45% of the above amount	=	$15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$15,750

The total Death Benefit would be the amount paid on the MAV death benefit plus the EEB Premier amount = $140,000 + $15,750 = $155,750.

*	Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

EARNINGS ENHANCEMENT BENEFIT PREMIER WITH 5% ROLL-UP (“EEB PREMIER WITH 5% ROLL-UP”) DEATH BENEFIT

If you elected EEB Premier with 5% Roll-Up, your death benefit will be the amount payable under the 5% Roll-Up death benefit PLUS the “EEB Premier amount.” Calculated as of your Death Benefit Date, the “EEB Premier amount” is determined as follows:

•	If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year.

•	If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”

Example:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

- PLUS -

The EEB Premier amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$35,000
45% of the above amount	=	$15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$15,750

The total Death Benefit would be the amount paid on the 5% Roll-Up death benefit plus the EEB Premier amount = $140,000 + $15,750 = $155,750.

*	Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

APPENDIX D - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The current available variable investment options are those listed on the cover page of the prospectus.

If you purchased your Contract before February 2, 2004, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

International/Global Equity Fund

MFS® Global Growth Portfolio, Service Class

Real Estate Equity Fund

MFS® Global Real Estate Portfolio, Initial Class

Multi-Sector Bond Fund

MFS® Strategic Income Portfolio, Service Class

Massachusetts Financial Services Company advises the MFS® Portfolios.

If you purchased your Contract before March 5, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds

Columbia Variable Portfolio - Large Cap Growth Fund Class 11

MFS® Massachusetts Investors Growth Stock Portfolio, Service Class

MFS® Blended Research® Core Equity Portfolio, Service Class

Variable Portfolio - Loomis Sayles Growth Fund, Class 11

International/Global Equity Fund

MFS® Global Research Portfolio, Service Class

Small-Cap Equity Fund

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares

[1]	Only available if you purchased your Contract through a Bank of America representative.

Columbia Management Investment Advisers, LLC, advises the Columbia Variable Portfolios (Variable Portfolio - Loomis Sayles Growth Fund sub-advised by Loomis, Sayles & Company). Massachusetts Financial Services Company advises the MFS® Portfolios. OFI Global Asset Management, Inc. advises the Oppenheimer Main Street Small Cap Fund®/VA (sub-advised by OppenheimerFunds, Inc.).

If you purchased your Contract from a Bank of America representative before April 22, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Mid-Cap Equity Fund

Wanger Select2

Small-Cap Equity Funds

Wanger USA2

Columbia Variable Portfolio - Small Cap Value Fund, Class 2

[2]	These funds do not have different share classes.

Columbia Management Investment Advisers, LLC, advises the Columbia Variable Portfolio - Small Cap Value Fund. Columbia Wanger Asset Management, LLC advises Wanger USA and Wanger Select.

If you purchased your Contract before March 10, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Fund

MFS® Value Series, Initial Class

International/Global Equity Fund

Templeton Foreign VIP Fund, Class 2

Emerging Markets Equity Fund

Templeton Developing Markets VIP Fund, Class 2

Mid-Cap Equity Fund

MFS® Mid Cap Value Portfolio, Initial Class

Short-Term Bond Fund

MFS® Limited Maturity Portfolio, Initial Class

Massachusetts Financial Services Company, advises the MFS® Portfolios and the MFS® Series. Templeton Asset Management Ltd. advises the Templeton Developing Markets VIP Fund. Templeton Investment Counsel, LLC advises the Templeton Foreign VIP Fund.

If you purchased your Contract before October 20, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Fund

Oppenheimer Main Street Fund®/VA, Service Shares

International/Global Equity Fund

AB International Value Portfolio, Class B2

Target Date Fund

Fidelity® Freedom 2010 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)1

Intermediate-Term Bond Fund

PIMCO Total Return Portfolio, Administrative Class

Inflation-Protected Bond Fund

PIMCO Real Return Portfolio, Administrative Class

[1]	This is a Fund of Funds option and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds.
[2]	Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

AllianceBernstein L.P. advises the AB International Value Portfolio. FMR Co., Inc. advises the Fidelity® Freedom 2010 Portfolio (of Variable Insurance Products Fund IV). Pacific Investment Management Company LLC advises the PIMCO Portfolios. OFI Global Asset Management, Inc. advises the Oppenheimer Main Street Fund®/VA (sub-advised by OppenheimerFunds, Inc.).

If you purchased your Contract before February 17, 2009, you may make subsequent Purchase Payments and transfers into the following investment option that was available for investment prior to that date:

Asset Allocation Fund

Franklin Founding Funds Allocation VIP Fund, Class 23

[3]	This is a Fund of Funds option and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds. Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

Franklin Templeton Services, LLC administers the Franklin Founding Funds Allocation VIP Fund (with the following advising the underlying portfolios of the fund: Franklin Advisers, Inc. advising the Franklin Income VIP Fund, Franklin Mutual Advisers, LLC advising the Franklin Mutual Shares VIP Fund and Templeton Global Advisers Limited advising the Templeton Growth VIP Fund).

If you purchased your Contract before August 17, 2009, you may make subsequent Purchase Payments and transfers into the following investment option that was available for investment prior to that date:

Asset Allocation Fund

Oppenheimer Conservative Balanced Fund/VA, Service Shares

OFI Global Asset Management, Inc. advises the Oppenheimer Conservative Balanced Fund/VA (sub-advised by OppenheimerFunds, Inc.).

APPENDIX E - SECURED RETURNS FOR LIFE

The following information applies to your Contract if you elected to participate in Secured Returns for Life (“Secured Returns for Life,” “Benefit,” or “the rider”) and did not replace it with Secured Returns for Life Plus, which was available for such replacements for a limited period of time beginning in April 2006. Secured Returns for Life is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns for Life to new Owners, renewals are no longer available.

Secured Returns for Life guarantees a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals) during the accumulation period, regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit (“AB”) Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life. Upon annuitization, Secured Returns for Life and any elected optional death benefit automatically terminate. (You should note that the benefit does not, in all cases, guarantee payments “for Life.” Certain actions you take may reduce, and even terminate, your benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.)

We use the following definitions to describe how Secured Returns for Life works:

AB Plan Maturity Date:	The date when the AB Plan matures which is on the 10th Account Anniversary, or if you elect to “step-up” your guaranteed values under the rider, 10 years from the date of the most recent step-up.

Guaranteed Living Benefit Amount (the “GLB amount”):	The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the GLB Base, Lifetime Income Base, and RGLB amount on the date you elect the WB Plan.

Guaranteed Living Benefit Base (the “GLB Base”):	A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:	A value equal to the RGLB amount on the later of the date you elect to participate in the WB Plan if you are age 60 or older and the first Account Anniversary after your 59th birthday. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:	The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Participant on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest co-owner will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

Remaining Guaranteed Living Benefit (the “RGLB amount”):	If you elect the WB Plan, the minimum amount guaranteed under the Plan. The RGLB amount equals the GLB amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, and partial withdrawals.

To participate in Secured Returns for Life, all of your Account Value must be invested in a Designated Fund at all times during the term of the GMAB Maturity Date. See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

When you elected to participate in Secured Returns for Life, you were automatically enrolled in the AB Plan. At any time, you may elect instead, to receive your benefit under the WB Plan, provided that you make the election prior to the earliest of the Contract’s Maximum Annuity Commencement Date, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit (“AB”) Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described in this Appendix under “Step -Up”) and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Account Anniversary will be reduced depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage added to the GLB amount
1 - 2	100%
3 - 5	85%
6 - 8	70%
9 - 10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly decrease, and even terminate, the total Secured Returns for Life Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life. For examples of how we calculate benefits under the AB Plan, see Examples 1 through 3 in this Appendix.

If you die while participating in the AB Plan, all benefits and charges under Secured Returns for Life will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, your surviving spouse has two options under the Contract.

•	Your spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

•	Your surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the Maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Guaranteed Minimum Withdrawal Benefit (“WB”) Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount, even if your Account Value becomes zero. Each Account Year, during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Account Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described under “Withdrawals Under Secured Returns for Life.”

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Account Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Account Year after your first Account Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Account Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed under “Withdrawals Under Secured Returns for Life.”

Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described under Guaranteed Minimum Accumulation Benefit (“AB”) Plan. Your GLB Base also is set equal to the RGLB amount on the date you elect to participate in the WB Plan. This value is used to determine your Maximum WB Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

•	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

•	your first Account Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Account Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See “Withdrawals Under Secured Returns for Life.”)

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your RGLB amount, your GLB Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawals under the WB Plan as shown in the above chart or your most recent “Step-Up Date,” described in this Appendix under “Step-Up.”

Under the WB Plan, after your fourth Account Anniversary, you may not make any additional Purchase Payments unless your benefit under the rider has been cancelled, terminated, or revoked. For examples of how we calculate benefits under the WB Plan, see Examples 4, 5, and 6 in this Appendix.

If you die while participating in the WB Plan, your Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to your spouse. All other benefits under the WB Plan will continue, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

Cost of Secured Returns for Life

Unlike other Contract charges, the charge for Secured Returns for Life will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value.” Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 7 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement.

We will continue to deduct this charge until:

•	you annuitize; or

•	under the provisions of Secured Returns for Life;

•	your benefit matures;

•	your benefit is revoked; or

•	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge until the 7th Account Anniversary.

Withdrawals Under Secured Returns for Life

All withdrawals under Secured Returns for Life are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the Prospectus to which this

Appendix is attached.) In addition, any withdrawals you take under Secured Returns for Life will reduce the value of your benefit under the rider. Such withdrawals affect your benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount withdrawn.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your benefits under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal
Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Account Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

•	your previous RGLB amount, reduced dollar for dollar by the amount of the withdrawal, and

•	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

•	your previous GLB Base reduced dollar for dollar by the amount of the excess withdrawal, and

•	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and, instead, you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Account Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:

•	your previous Lifetime Income Base reduced dollar for dollar by the amount of the excess withdrawal, and

•	the Account Value after the withdrawal.

A new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent “Step-Up Date,” if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Account Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

•	A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce and even terminate your Secured Returns for Life Benefits, including reducing your Account Value to zero and thereby terminating your Contract without value.

•	If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will terminate and your Contract will terminate without value.

•	If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)	You could choose to receive the Maximum WB for Life Amount, if any, until an Owner dies. In that case, after the death of an Owner, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

(2)	You (or your beneficiary if an Owner has died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 10, 11, and 12 in this Appendix.

Annuitization Under the WB Plan

Under the WB Plan, if your RGLB Amount and your Account Value are greater than zero on the Maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the Maximum Annuity Commencement Date, you may elect to:

•	annuitize your Contract;

•	surrender your Contract;

•	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

•	receive the Maximum WB for Life Amount each year until an Owner dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the Death Benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we will automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain.

Cancellation and Revocation of Secured Returns for Life

Transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached. If, however, you transfer some or all of your Account Value out of the Designated Fund, Secured Returns for Life will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns for Life will be cancelled. An assignment of ownership of the Contract will also cancel Secured Returns for Life.

Once Secured Returns for Life has been cancelled, it cannot be reinstated. After cancellation, you will continue to pay the annual charge for Secured Returns for Life until your 7th Account Anniversary.

Any time after your 7th Account Anniversary, you may revoke Secured Returns for Life. Once revoked, Secured Returns for Life may not be reinstated. After Secured Returns for Life has been revoked, all benefits and charges will end.

Step-Up

On or after your third Account Anniversary, you may elect to increase your guaranteed amount to your then current Account Value (“step-up”). Currently, this step-up election may be made on any day after your third Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the third or any subsequent Account Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in Good Order (the “Step-Up Date”), we will increase your GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current GLB amount, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on that date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current GLB Base and the current Lifetime Income Base, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Delaware Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefit under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life charge, i.e. the “AB Plan Maturity Date”). If you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Examples 13, 14, and 15 in this Appendix.)

Following your step-up election, the rider fee will be changed to an amount that may be higher than your current fee as set forth above. The rider fee after the step-up will be set by us, based upon current market conditions, at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your Maximum Annuity Commencement Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 14 in this Appendix.)

If your benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described under “Guaranteed Minimum Withdrawal Benefit (“WB”) Plan.” (See Examples 14 and 15 in this Appendix.)

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, subsequent Purchase Payments after a step-up will increase, on a dollar for dollar basis, the RGLB amount, the GLB Base, and the Lifetime Income Base. After your fourth Account Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount
1	10/02/10 - 10/01/11	100%
2	10/02/11 - 10/01/12	100%
3	10/02/12 - 10/01/13	85%
4	10/02/13 - 10/01/14	85%
5	10/02/14 - 10/01/15	85%
6	10/02/15 - 10/01/16	70%
7	10/02/16 - 10/01/17	70%
8	10/02/17 - 10/01/18	70%
9	10/02/18 - 10/01/19	60%
10	10/02/19 - 10/01/20	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2015, would be guaranteed whereas 85% of a subsequent Purchase Payment made on October 1, 2015, would be guaranteed. It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Refund of Secured Returns for Life Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life rider charges will be made if you change from the AB Plan to the WB Plan.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns for Life. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base or Lifetime Income Base if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that:

•	you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the GLB Base, Lifetime Income Base, or all of these amounts, per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally (see “Withdrawals Under Secured Returns for Life”).

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU PURCHASED A CONTRACT ON JANUARY 1, 2006 WITH AN INITIAL PURCHASE PAYMENT OF $100,000 AND YOU ELECTED SECURED RETURNS FOR LIFE. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

•	Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.

•	Assume that on January 1, 2016, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.

•	Because your Account Value is less than your GLB amount by $15,000 [$100,000 - $85,000], an amount equal to $15,000 will be deposited into your Contract.

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments.

•	Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.

•	On June 1, 2010, you make an additional $80,000 Purchase Payment.

•	Because the subsequent Purchase Payment was made in the fifth Account Year, we guarantee the return of 85% of that Purchase Payment, or $68,000. On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

•	Assume that on January 1, 2016, your Account Value is $150,000. Assume that your total rider charges to date are $6,725.

•	Because your Account Value is less than your GLB amount by $18,000 [$168,000 - $150,000], an amount equal to $18,000 will be deposited into your Contract.

EXAMPLE 3: Calculation of Benefits under AB Plan with Subsequent Purchase Payment; Refund Applies.

•	Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.

•	On June 1, 2010, you make an additional $80,000 Purchase Payment.

•	Because the subsequent Purchase Payment was made in the fifth Account Year, we guarantee the return of 85% of that Purchase Payment, or $68,000. On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

•	Assume that on January 1, 2016, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.

•	Because your Account Value is greater than your GLB amount by $32,000 [$200,000 - $168,000], your Contract will be credited with an amount equal to the rider charges you have paid [$7,500], increasing your Account Value to $207,500.

EXAMPLE 4: Calculation of Benefits under WB Plan; Lifetime Withdrawals.

•	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.

•	On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].

•	On December 31, 2006, after your first systematic withdrawal of $4,000:

•	Your Account Value is reduced by the amount of the withdrawal [$4,000].

•	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.

•	Assume you take only annual systematic withdrawals of $4,000 for a total of 20 years. Assume you make no subsequent Purchase Payments. Assume that, because of poor investment performance of your Designated Fund, your Account Value equals zero. On December 31, 2025:

•	Your Account Value equals zero.

•	Your GLB amount, reduced by the amount of the total withdrawal, is $20,000 [$100,000-($4,000 x 20)].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.

•	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until an Owner dies or

(2)	withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

•	Assume you elect to take annual payments of your Maximum WB for Life Amount. On December 31, 2030, when your GLB amount is reduced to zero:

•	Your Account Value equals zero.

•	Your GLB amount equals zero.

•	Your GLB Base equals zero because your GLB amount equals zero.

•	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.

You will continue to receive $4,000 per year as long as you are alive.

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

•	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.

•	On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.

•	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].

•	On December 31, 2006, after your first systematic withdrawal of $5,000, your Maximum WB Amount:

•	Your Account Value is reduced by the amount of the withdrawal [$5,000].

•	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.

•	Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2008, you celebrate your 59th birthday. On January 1, 2009:

•	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].

•	Your GLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.

•	Your Lifetime Income Base is set at $85,000 [an amount equal to the GLB amount on your first Account Anniversary after your 59th birthday].

•	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].

•	Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2028:

•	Your Account Value equals zero.

•	Your GLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 - ($3,400 x 20)].

•	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Account Year.

•	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Account Year.

•	Assume you elect to take annual payments of your Maximum WB for Life Amount until your GLB amount is reduced to zero in 2033.

•	Your Account Value equals zero.

•	Your GLB amount equals zero.

•	Your GLB Base equals zero because your GLB amount equals zero.

•	Your Lifetime Income Base is still $85,000 because you did not withdraw more than your Maximum WB for Life Amount.

You will continue to receive $3,400 per year as long as you are alive.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

•	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.

•	On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].

•	On December 31, 2006, after your first systematic withdrawal of $4,000:

•	Your Account Value is reduced by the amount of the withdrawal [$4,000].

•	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.

•	Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Account Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2009:

•	Your Account Value equals $130,000 [$80,000 + $50,000].

•	Your GLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].

•	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.

•	Your Maximum WB Amount is $7,500 [5% of your new GLB Base].

•	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.

•	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base].

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

•	Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

•	Your Account Value equals zero.

•	Your GLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 - ($6,000 x 20)].

•	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until an Owner dies or

(2)	withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

•	Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000 until your GLB amount is reduced to zero in 2032.

•	Your Account Value equals zero.

•	Your GLB amount equals zero.

•	Your GLB Base equals zero because your GLB amount equals zero.

•	Your Lifetime Income Base is still $150,000 because you did not withdraw more than your Maximum WB for Life Amount.

You will continue to receive $6,000 per year as long as you are alive.

EXAMPLE 7: Calculation of Explicit Rider Charges.

•	Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

•	On March 31, 2006, your Account Value before the charge for Secured Returns for Life is taken is $101,196.79. The charge deducted on March 31, 2006 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2006 is $101,070.29 ($101,196.79 - $126.50).

•	On June 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $102,307.23. The fee deducted on June 30, 2006 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2006 is $102,179.35 ($102,307.23 - $127.88).

•	On September 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $103,443.69. The fee deducted on September 30, 2006 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2006 is $103,314.39 ($103,443.69 - $129.30).

•	This pattern continues until the maturity date for your Benefit of January 1, 2016. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life charges that have been made. Note that if Secured Returns for Life was revoked or cancelled before the maturity date for your Benefit of January 1, 2016, then no Secured Returns for Life credit will be made to your Account.

EXAMPLE 8: Withdrawals under the AB Plan; low investment performance.

•	Assume that you did not elect the WB plan at any time.

•	Assume that on January 1, 2007, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.

•	On January 1, 2007, your GLB amount will be reset to $90,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $100,000 x [$99,000 ÷ $110,000].

•	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016 is $87,000. Assume that your total rider charges to date are $4,710.

•	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

•	Assume that you did not elect the WB Plan at any time.

•	On June 1, 2010, you make an additional $80,000 Purchase Payment.

•	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

•	Assume that, on June 1, 2012, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.

•	On June 1, 2012, your GLB amount is reset to $140,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [$200,000 ÷ $240,000].

•	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016, is $125,000. Assume that your total rider charges to date are $7,200.

•	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Poor Investment Performance.

•	Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].

•	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $93,000:

•	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•	Your Lifetime Income Base is reduced to $93,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($5,000 - $4,000)] and (2) your new Account Value [$93,000]].

•	Your Maximum WB for Life Amount is $3,720 [4% of your new Lifetime Income Base].

•	Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 16 years. Because of poor investment performance of your Designated Fund, your Account Value decreases to $3,330. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is now $3,330. Your Maximum WB for Life Amount is now 4% of $3,330 or $133.

•	Assume your Designated Fund earns -2% in Account Year 17, and that you take another $5,000 withdrawal. On December 31, 2022:

•	Your Account Value is zero.

•	Your GLB amount is $15,000 [$100,000 - ($5,000 x 17)].

•	Your GLB Base is still $100,000 because you withdrew no more than the Maximum WB Amount.

•	Your Lifetime Income Base is zero [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$3,330 - ($5,000 - $133)] and (2) your new Account Value [$0]].

•	Your Maximum WB Amount is still $5,000 [5% of your GLB Base].

•	Your Maximum WB for Life Amount equals zero [4% of your new Lifetime Income Base].

Even though your Contract has terminated because your Account Value has reduced to zero, we will pay you the Maximum WB Amount of $5,000 per year for three more years, until your GLB amount is reduced to zero.

EXAMPLE 11: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Positive Investment Performance.

•	Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had positive investment performance, gaining 2% a year over the course of the Contract. On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].

•	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $97,000:

•	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000 - $5,000].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•	Your Lifetime Income Base is reduced to $97,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($5,000 - $4,000)] and (2) your new Account Value [$97,000]].

•	Your Maximum WB for Life Amount is $3,880 [4% of your new Lifetime Income Base].

•	Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 19 years. Your GLB amount has been reduced to $5,000 [$100,000 - ($5,000 x 19)]. Because of good investment performance of your Designated Fund, your Account Value is now $31,478. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is also now $31,478. Your Maximum WB for Life Amount is now 4% of $31,478, or $1,259.

•	Assume your Designated Fund earns 2% in Account Year 20, and that you take another $5,000 withdrawal. On December 31, 2025:

•	Your Account Value is $27,108.

•	Your GLB amount is zero [$5,000 remaining - $5,000 withdrawal].

•	Your GLB Base is zero because your GLB amount is equal to zero.

•	Your Lifetime Income Base is $27,108 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$31,478 - ($5,000 - $1,259)] and (2) your new Account Value [$27,108]].

•	Your Maximum WB for Life Amount equals $1,084 [4% of your new Lifetime Income Base of $27,108].

Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. If your Account Value is reduced to zero by a withdrawal that does not exceed you Maximum WB for Life Amount, we will continue to pay your then current Maximum WB for Life Amount each year as long as you are alive. If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount, your Lifetime Income Base will be reduced to zero, your Maximum WB for Life Amount will become zero, and no more benefits will be paid.

EXAMPLE 12: Withdrawals under WB Plan Exceeding Maximum WB Amount.

•	Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].

•	On December 31, 2006, after you take a withdrawal of $6,000, your Account Value is $92,000:

•	Your GLB amount is reduced to $92,000 [the lesser of (1) your current GLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].

•	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].

•	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].

•	Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

•	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base of $92,000].

•	Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Fund, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304.

•	Assume your Designated Fund earns -2% in Account Year 14, and that you take another $6,000 withdrawal. On December 31, 2022:

•	Your Account Value is $1,457 [$7,609 x (1 - 0.02) - $6,000].

•	Your GLB amount is $1,457 [the lesser of (1) your current GLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].

•	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 - ($6,000 - $380)] and (2) your new Account Value ($1,457)].

•	Your Maximum WB Amount equals $73 [5% of your new Lifetime Income Base].

•	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].

•	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base of $1,457].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your GLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die, or

(2)	withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your GLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your GLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 13: Step-up elected under AB Plan.

•	Assume that you did not elect the WB plan at any time. Assume that your Account Value was $150,000 on January 1, 2009. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up.

•	Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up). Assume that on January 1, 2019, your Account Value is $130,000. Assume that your total rider charges to date are $8,875.

•	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 14: Step-up elected under WB Plan.

•	Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].

•	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:

•	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

•	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2008:

•	Your Account Value is $103,184.

•	Your GLB amount is $85,000 [$100,000 - ($5,000 x 3)].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

Because your Account Value is greater than your GLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your GLB amount, your GLB Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2009*:

•	Your Account Value is $103,184.

•	Your GLB amount is $103,184.

•	Your GLB Base is $103,184.

•	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].

•	Your Lifetime Income Base is $103,184.

•	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].

*	Note: Assume instead that you elected to step-up sometime in 2009 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount would apply so that you could withdraw an additional $159 without exceeding your maximum amounts.

EXAMPLE 15: Subsequent Purchase Payments after Step-up under the AB Plan; Refund Applies.

•	Assume that you did not elect the WB plan at any time. Assume that your Account Value was $150,000 on January 1, 2009. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up. Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up).

•	On June 1, 2010, you make an additional $80,000 Purchase Payment.

•	On June 1, 2010, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has been less than two years since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

•	Assume that on January 1, 2019 (your Maturity Date), your Account Value is $280,000. Assume that your total rider charges to date are $13,850.

•	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $293,850.

APPENDIX F - SECURED RETURNS

The optional living benefit Secured Returns (“Benefit” or “the rider”) was available for all Contracts purchased prior to September 7, 2004 and certain contracts purchased on or after that date. The following information applies to your Contract if you elected to participate in Secured Returns and did not replace it with Secured Returns 2, which was available for such replacements for a limited period of time. Secured Returns is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns to new Owners, renewals are no longer available.

Secured Returns guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. Upon annuitization, the Benefit and any optional death benefit automatically terminate.

To participate in Secured Returns, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until your guaranteed amount is reduced to zero. See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

If you elected to participate in Secured Returns with the basic death benefit, we assess your Contract an annual charge of 0.40% of your average daily net assets. If you elected Secured Returns with the EEB Premier rider, we assess your Contract an annual charge of 0.65% of your average daily net assets. We will continue to deduct this annual charge until you annuitize or your Secured Returns expires or is revoked. Cancellation of the Benefit (caused by a transfer out of the Designated Fund or a Purchase Payment allocation to a non-Designated Fund) may not terminate the annual charge.

Any time after your 7th Account Anniversary, you may revoke Secured Returns. Once revoked, the Benefit may not be reinstated. After the Benefit has been revoked, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elected the Benefit in combination with the EEB Premier rider, that optional death benefit rider will not be revoked and the charge of the rider (0.25% of your average daily Account Value) will continue.

Transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached. If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, Secured Returns will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns will be cancelled.

Once the Benefit has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary. After your 7th Account Anniversary, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elected the Benefit in combination with the EEB Premier rider, that optional death benefit rider will not be cancelled and the cost of such rider (0.25% of your average daily Account Value) will remain.

If you elected Secured Returns, you may choose to receive your Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit (“AB”) Plan or the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan. You are automatically enrolled in the AB Plan at the time you elect Secured Returns. Any time prior to your 81st birthday, you may elect instead to receive your Benefit under the WB Plan. There is no waiting period for participation in the WB Plan, but you must make your election prior to your 10th Account Anniversary or annuitization, whichever is earlier. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under Secured Returns are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached.) In addition, if you have elected Secured Returns, but have not yet elected to participate in the

WB Plan, any withdrawals you make will reduce your GLB amount proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under Secured Returns, see Examples 5 through 8 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit (“AB”) Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your Guaranteed Living Benefit Amount (“GLB amount”) over your Account Value after the application of any other Contract transactions. Any such amount will be allocated to the Designated Fund in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage Guaranteed
1 - 2	100%
3 - 5	85%
6 - 8	70%
9 - 10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in this Appendix. Note that the timing and amount of subsequent Purchase Payments may affect the total Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 5 and 7 in this Appendix.)

If you die while the AB Plan is still in force, all benefits and charges under Secured Returns will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract. If such election is made, the same Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse’s 81st birthday, and your 10th Account Anniversary. If your surviving spouse does not elect the WB Plan, the AB Plan will continue. In such case, the benefits under AB Plan will be determined according to the original 10-year period. In all cases, the GLB amount will not reset upon your death.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, you may withdraw up to a set dollar amount from your Account Value each year during which the WB Plan is in effect, until your remaining GLB amount equals zero. This set dollar amount, or “maximum WB amount,” is equal to 7% of the GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns Benefits if your Account Value is less than the remaining GLB amount. In addition, the value you will receive upon a full withdrawal, or “surrender” of your Contract, will be your Contract’s Surrender Value and not the remaining GLB amount. Any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Account Anniversary, you may not make any additional Purchase Payments if you have elected the WB Plan. For examples of how we calculate benefits under the WB Plan, see Examples 3 and 4 in this Appendix.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce your remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, your remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 6 in this Appendix.)

The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

If you die while the WB Plan is in force and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your remaining GLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount. In other words, we will not reduce your remaining GLB amount if a Yearly RMD Amount exceeds either your Maximum WB Amount, provided that:

•	you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the remaining GLB amount per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Maximum WB Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU SELECTED SECURED RETURNS ON OR BEFORE YOUR ISSUE DATE.

Examples 1 through 4 demonstrate how we calculate your Secured Returns Benefit assuming you make no subsequent Purchase Payments and you make no withdrawals other than those satisfying the maximum WB amount under the WB Plan. Examples 1 and 2 show your benefit under the AB Plan, and Examples 3 and 4 show your benefit under the WB Plan. Examples 5 through 8 demonstrate how withdrawals and subsequent Purchase Payments affect your Secured Returns Benefit. Examples 5 and 7 show how withdrawals affect your benefits under the AB Plan. Example 6 shows the effect of withdrawing more than the maximum WB amount under the WB Plan in any one Account Year. Examples 7 and 8 show the effects of making subsequent Purchase Payments.

EXAMPLE 1: Low investment performance; no WB election.

•	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.

•	Assume that on January 1, 2013, your Account Value is $85,000. On that date, your Account Value will be increased by $15,000 ($100,000 - $85,000).

EXAMPLE 2: High investment performance; no WB election

•	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance.

•	Assume that on January 1, 2013, your Account Value is $200,000. Because your Account Value is greater that the GLB amount of $100,000, your Account Value will not be increased.

EXAMPLE 3: Low investment performance; WB election

•	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

•	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

•	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $80,000. These withdrawals continue for seven more years.

•	On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $0. These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 15, after the final withdrawal of $2,000 has been taken. At that time, the Benefit terminates.

EXAMPLE 4: High investment performance; WB election

•	Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

•	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

•	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $90,000. These withdrawals continue for seven more years.

•	On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $50,000. These withdrawals continue for 5 more years.

•	On December 31, 2016, the remaining GLB amount equals $2,000 ($37,000 - ($7,000 x 5 years)). Assume the Account Value equals $30,000.

•	Assume that, on December 31, 2017, you withdraw the remaining $2,000 to exhaust the remaining GLB amount. Secured Returns thus terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 5: Withdrawals under the AB Plan

•	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Your GLB amount is $100,000.

•	Assume that on January 1, 2004, your Account Value is $110,000 and you withdraw 10% of your Account Value (or $11,000). Your GLB amount will be reset to $90,000, i.e., the previous GLB amount ($100,000) reduced proportional to the amount of Account Value withdrawn (10%), or $100,000 - (10% of $100,000).

•	Assume you make no more withdrawals or Purchase Payments and that your Account Value, on January 1, 2013, is $85,000. Your Account Value will be increased by $5,000 ($90,000 - $85,000).

EXAMPLE 6: Withdrawals under the WB Plan

•	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB Plan at issue. Your maximum WB amount would be $7,000 (i.e., 7% of the $100,000).

•	Assume that, on January 1, 2004, your Account Value is $95,000. Assume that no withdrawals have been made. Your remaining GLB amount is still $100,000 and your maximum WB amount is still $7,000.

•	Assume that, on September 3, 2004, your Account Value is $93,000 and you withdraw $5,000. Your Account Value is thus reduced to $88,000, and your remaining GLB amount is reduced to $95,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

•	Assume that, on January 4, 2005, your Account Value is $85,000 and you withdraw another $5,000. Your Account Value is thus reduced to $80,000. This is now a new Account Year, so the maximum WB amount has not yet been exceeded. Your remaining GLB amount is reduced to $90,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

•	Assume that, on November 4, 2005, your Account Value is $79,000 and you withdraw another $5,000. Your Account Value is thus reduced to $74,000. Your total withdrawals for the current Account Year equal $10,000 ($5,000 + $5,000), a total of $3,000 in excess of your maximum WB amount. Your remaining GLB amount is thus reduced to $74,000; i.e., the lesser of your Account Value ($74,000) and your previous remaining GLB amount reduced dollar for dollar by the withdrawal ($90,000 - $5,000). Your maximum WB amount is reduced so that the date on which the remaining GLB amount expires will be the same date it would have expired had the maximum WB been withdrawn every year, i.e., ($90,000 - $2,000) ÷ $7000 = 12.57 years. Thus the maximum WB amount will become $5,887 ($74,000 ÷ 12.57).

EXAMPLE 7: Withdrawals with subsequent Purchase Payments under the AB Plan

•	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB Plan at any time.

•	On June 1, 2007, you make a subsequent Purchase Payment of $100,000. Your GLB amount is now $185,000, i.e., ($100,000 x 100%) + ($100,000 x 85%).

•	Assume that, on June 1, 2009, your Account Value is $240,000 and you withdraw $40,000. Your Account Value is reduced to $200,000. Your GLB amount is reset to $154,167, i.e., the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $185,000 x ($200,000 ÷ $240,000). Assume you make no more withdrawals or subsequent Purchase Payments.

•	Assume that, on January 1, 2013, your Account Value is $125,000. On that date, your Account Value will be increased by $29,167 ($154,167 - $125,000).

EXAMPLE 8: Withdrawals with subsequent Purchase Payments under the WB Plan

•	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

•	On January 1, 2004, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

•	Assume that, on January 6, 2004, you make an additional Purchase Payment of $50,000. Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000). Your maximum WB amount is reset to $10,500 ($7,000 + (7% x $50,000)). Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

•	Assume that, on January 1, 2005, you withdraw the maximum WB amount of $10,500 and your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that no additional subsequent Purchase Payments are made and the maximum WB amount is withdrawn annually.

•	Assume that, on January 1, 2013, your Account Value equals $0. Your remaining GLB amount will be $48,500, i.e., ($132,500 - ($10,500 x 8 years). Withdrawals will continue until the remaining GLB amount is reduced to zero.

APPENDIX G - SECURED RETURNS 2

The following information applies to your Contract if you elected to participate in Secured Returns 2 (“Benefit,” “Secured Returns 2” or “the rider”) and did not replace it with Secured Returns for Life, which was available for such replacements for a limited period of time beginning in November 2005. Secured Returns 2 is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns 2 to new Owners, renewals are no longer available.

Secured Returns 2 guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements. The amount guaranteed can be greater than or less than your Account Value. All Benefits and charges under Secured Returns 2 terminate upon annuitization.

Secured Returns 2 is available only if you are age 84 or younger on the Open Date. If you choose to participate in the Benefit, you must make your election no later than your Issue Date. You may combine the Benefit with any optional death benefit other than the EEB Premier Plus. Upon annuitization, Secured Returns 2 and any elected optional death benefit automatically terminate.

To participate in Secured Returns 2, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the guaranteed amount is reduced to zero. See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Unlike other Contract charges, the charge for Secured Returns 2 will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value.” Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year is equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 12 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement. We will continue to deduct this charge until you annuitize or your Secured Returns 2 Benefit expires or is revoked. Cancellation of the Benefit (caused by a transfer out of a Designated Fund or a Purchase Payment allocation to a non-Designated Fund) will not terminate the charge, until the 7th Account Anniversary. Any time after your 7th Account Anniversary, you may revoke Secured Returns 2. Once revoked, Secured Returns 2 may not be reinstated. After Secured Returns 2 has been revoked, all benefits and charges will end.

Transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached. If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, Secured Returns 2 will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns 2 will be cancelled. Once the Benefit has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary.

If you elect Secured Returns 2, you may choose to receive your Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit (“AB”) Plan or the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan.

If you elect Secured Returns 2, you are automatically enrolled in the AB Plan. After your first Account Anniversary, you may elect instead to receive your Benefit under the WB Plan, provided that you make the election prior to the earliest of your 81st birthday, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under Secured Returns 2 are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this

Appendix is attached.) In addition, if you have elected Secured Returns 2, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your Guaranteed Living Benefit Amount (“GLB amount”) proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under Secured Returns 2, see Examples 6, 7, 8, 9 and 11 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit (“AB”) Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions. Any such amount will be allocated to the Designated Fund in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage guaranteed
1 - 2	100%
3 - 5	85%
6 - 8	70%
9 - 10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1, 2, and 3 in this Appendix. Note that the timing and amount of subsequent Purchase Payments may affect the total Secured Returns 2 Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

If your Contract remains in the AB Plan until it “matures” on the later of your 10th Account Anniversary or 10 years from your most recent Step-Up Date, and the Account Value is greater than or equal to the GLB amount on the “maturity date,” then we will refund the charges you have paid for Secured Returns 2 (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such “maturity date.” No refund of Secured Returns 2 charges will be made if you change from the AB Plan to the WB Plan.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 6 and 9 in this Appendix.)

If you die while participating in the AB Plan, all benefits and charges under Secured Returns 2 will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract. If such election is made, the same Secured Returns 2 Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse’s 81st birthday, and the date the AB Plan is scheduled to “mature”. If your surviving spouse does not elect the WB Plan, the AB Plan will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached.) In all cases, the GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, you may withdraw up to a set dollar amount from your Account Value each year during which the WB Plan is in effect, until your remaining GLB amount equals zero. Once the remaining GLB amount is reduced to zero, the Secured Returns 2 Benefit will expire and no new Purchase Payments will be accepted into the WB Plan. This set dollar amount, or “maximum WB amount,” is equal to 7% of the remaining GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns 2 Benefits if your Account Value is less than your remaining GLB amount. In all cases, the value you will receive upon a full withdrawal, or “surrender” of your Contract, will be your Contract’s Surrender Value and not the remaining GLB amount. Provided any remaining GLB amount is not reduced to zero, any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Account Anniversary, you may not make any additional Purchase Payments unless your WB Plan has expired.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce the remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, the remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 7 in this Appendix.)

The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns 2 benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

For examples of how we calculate benefits under the WB Plan, see Examples 4 and 5 in this Appendix.

If you die while participating in the WB Plan and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns 2 will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) In such case, the remaining GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value. In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

After your fifth Account Anniversary, you may elect to increase (“step-up”) your GLB amount or remaining GLB amount to your then current Account Value. Currently, this step-up election may be made on any day after your fifth Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the fifth or any subsequent Account Anniversary.) On the day we receive your step-up election notice in Good Order (the “Step-Up Date”), we will increase your GLB or remaining GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up your GLB or remaining GLB amount, at least 5 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up the GLB or remaining GLB amount if the current Account Value is greater than the current GLB or remaining GLB amount. If you are in the AB Plan, you must be less than age 85 on the Step-Up Date. If you are in the WB Plan, you must be less than age 81 on the Step-Up Date.

Following your step-up election, the rider fee may be changed to an amount that may be higher than your current Secured Returns 2 fee as discussed above. The rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you are participating in the AB Plan and you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. Without a step-up, your benefit under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns 2 rider charges). After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date. (See Example 2 in this Appendix.)

If you have been receiving benefits under the WB Plan, a step-up may change your “maximum WB amount.” After the step up, your “maximum WB amount” will become the greater of the current “maximum WB amount” and 7% of your new remaining GLB amount. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new “maximum WB amount.” (See Example 8 in this Appendix.)

At the time of a step-up, if your benefit is under the AB Plan, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described above.

Because Purchase Payments, under the WB Plan, are not allowed after your fourth Account Anniversary, you must be participating in the AB Plan to make any subsequent Purchase Payments after a Step-Up. After your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount will increase by the following percentages:

Step-Up Year	Payments Made Between	Percentage Guaranteed
1	10/02/10 - 10/01/11	100%
2	10/02/11 - 10/01/12	100%
3	10/02/12 - 10/01/13	85%
4	10/02/13 - 10/01/14	85%
5	10/02/14 - 10/01/15	85%
6	10/02/15 - 10/01/16	70%
7	10/02/16 - 10/01/17	70%
8	10/02/17 - 10/01/18	70%
9	10/02/18 - 10/01/19	60%
10	10/02/19 - 10/01/20	60%

Thus, a subsequent Purchase Payment made on October 2, 2015, will provide only a 70% guarantee whereas a subsequent Purchase Payment made on October 1, 2015, will provide an 85% guarantee. (See Example 10 in this Appendix.) It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns 2. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns 2 as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your remaining GLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount. In other words, we will not reduce your remaining GLB amount if a Yearly RMD Amount exceeds either your Maximum WB Amount, provided that:

•	you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the remaining GLB amount per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Maximum WB Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU ELECTED SECURED RETURNS 2 ON JANUARY 1, 2005 WITH AN INITIAL PURCHASE PAYMENT OF $100,000. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Low investment performance; no WB election.

•	Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance. Since your Account Value was below the GLB amount of $100,000 from January 1, 2010 through January 1, 2015, the step-up feature is not available.

•	Assume that on January 1, 2015, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.

•	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($100,000 - $85,000).

EXAMPLE 2: Low investment performance; no WB election; step-up elected.

•	Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance. However, assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

•	Your new GMAB rider maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020, your Account Value is $130,000. Assume that your total rider charges to date are $10,125.

•	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 3: High investment performance; no WB election; refund applies.

•	Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance. Assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you do not elect to step-up.

•	Assume that on January 1, 2015, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.

•	Because your Account Value is greater than the GLB amount of $100,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $207,500.

EXAMPLE 4: Low investment performance; WB election.

•	Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

•	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

•	On December 31, 2007, your remaining GLB amount will be $86,000. Assume that, on this date, your Account Value is $80,000. The $7,000 withdrawals continue for seven more years. Assume that from January 1, 2010 through December 31, 2014, your Account Value is less than your remaining GLB amount. Therefore, the step-up feature is not available.

•	On December 31, 2014, your remaining GLB amount will be $37,000. Assume that, on this date, your Account Value is $0.

•	These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 2020. At that time, Secured Returns 2 terminates.

EXAMPLE 5: High investment performance; WB election; step-up elected.

•	Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

•	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $95,000.

•	On December 31, 2007, your remaining GLB amount will be $86,000. Assume that, on this date, your Account Value is $90,000. The $7,000 withdrawals continue for two more years. Assume that on January 1, 2010, your Account Value is $80,000 and your remaining GLB amount is $72,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $80,000. Assume you elect to step-up. Your maximum WB amount is calculated as 7% of $80,000 = $5,600. However, since this is less than your current maximum WB amount of $7,000, your maximum WB amount will remain at $7,000.

•	Assume you continue to withdraw $7,000 per year for four more years. On December 31, 2013, your remaining GLB amount will be $52,000. Assume that, on this date, your Account Value is $56,000.

•	These $7,000 withdrawals continue. On December 31, 2020, the remaining GLB amount equals $3,000. Assume that, on this date, your Account Value equals $20,000.

•	Assume that you withdraw $3,000 on February 12, 2021. At this time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 6: Withdrawals under the AB Plan; low investment performance.

•	Assume that you did not elect the WB plan at any time.

•	Assume that on January 1, 2006, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.

•	On January 1, 2006, your GLB amount will be reset to $90,000 (the previous GLB amount reduced proportional to the amount of Account Value withdrawn).

•	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015 is $87,000. Assume that your total rider charges to date are $4,710.

•	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 7: Withdrawals under the WB Plan; low investment performance.

•	Assume that you elect the WB plan at the beginning of your second Account Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount). However, assume no withdrawals are made. On July 1, 2006, assume that your Account Value is $95,000. The remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

•	Assume that you make a withdrawal of $5,000 on September 3, 2006. Your remaining GLB amount is now $95,000. Assume that your Account Value is now $88,000.

•	Assume that you make another withdrawal of $5,000 on April 5, 2007. This is now a new Account Year, so the maximum WB amount has not been exceeded yet. Your remaining GLB amount is now $90,000. Assume that your Account Value is now $80,000.

•	Assume that you make another withdrawal of $5,000 on September 18, 2007. Your total withdrawals in the current Account Year are now $10,000 and exceed the WB maximum of $7,000. Assume that your Account Value is $79,000 just before the withdrawal and $74,000 just after the withdrawal.

•	Because your withdrawals exceeded the maximum WB amount, your remaining GLB amount is reduced to the lesser of your previous remaining GLB amount reduced dollar for dollar for the withdrawal ($90,000 - $5,000), and your current Account Value ($74,000). Therefore, your new remaining GLB amount is $74,000. Your maximum WB amount is reduced so that the date on which the remaining GLB expires will be the same date it would have expired had the maximum WB been withdrawn every year (i.e., ($90,000 - $2,000) ÷ $7,000 = 12.57 years). Thus the new maximum WB amount becomes $5,887 ($74,000 ÷ 12.57).

EXAMPLE 8: Withdrawals under the WB Plan; high investment performance; step-up elected.

•	Assume that you elect the WB plan at the beginning of your second Account Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount). However, assume you make no withdrawals. On February 1, 2010, assume that your Account Value is $124,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $124,000. Assume that you do not step-up. Your remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

•	Assume that on March 3, 2010, your Account Value is now $125,000. You now make a withdrawal of $5,000. Your remaining GLB amount is now $95,000. Your Account Value is now $120,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $120,000. Assume that you do step-up. Your maximum WB amount is calculated as 7% of $120,000 = $8,400. Since this is greater than your current maximum WB amount of $7,000, your maximum WB amount increases to $8,400.

•	Assume that you wish to make another withdrawal on October 5, 2010. Because you have already withdrawn $5,000 in the current Account Year, you can withdraw $3,400 ($8,400 - $5,000) without exceeding your WB maximum. Assume that you withdraw this $3,400. Your remaining GLB amount is now $116,600 ($120,000 - $3,400). Assume that your Account Value is now $118,000.

•	On January 2, 2011 you begin a new Account Year. Therefore, you can withdraw $8,400 in this new Account Year without exceeding your WB maximum. Assume that you do withdraw $8,400 in this Account Year. On December 31, 2011, the remaining GLB amount equals $108,200. Assume that, on this date, your Account Value equals $110,000.

•	Assume that you continue to withdraw $8,400 each Account Year. On December 31, 2023, the remaining GLB amount equals $7,400. Assume that, on this date, your Account Value equals $30,000.

•	Assume that you withdraw $7,400 on March 12, 2024. At that time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

•	Assume that you did not elect the WB Plan at any time.

•	On June 1, 2010, you make an additional $80,000 Purchase Payment.

•	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

•	Assume that, on June 1, 2011, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.

•	On June 1, 2011, your GLB amount is reset to $140,000. This equals the previous remaining GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [1 - (40,000 ÷ 240,000)].

•	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015, is $125,000. Assume that your total rider charges to date are $6,670.

•	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Step-up and Subsequent Purchase Payments under the AB Plan; high investment performance; step-up elected; refund applies.

•	Assume that you did not elect the WB Plan at any time and that your Designated Fund had high investment performance. Assume that your Account Value is $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

•	On June 1, 2011, you make an additional $80,000 Purchase Payment.

•	On June 1, 2011, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has only been one year since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

•	Your new AB Plan maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020 your Account Value is $280,000. Assume that your total rider charges to date are $15,130.

•	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $295,130.

EXAMPLE 11: Withdrawals with Subsequent Purchase Payments under the WB Plan.

•	Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount or $7,000).

•	On January 1, 2007, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

•	On January 6, 2007, you make an additional Purchase Payment of $50,000.

•	Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000).

•	Your maximum WB amount is reset to $10,500 [$7,000 + (7% x $50,000)].

•	Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

•	On January 1, 2008, your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that you make no additional Purchase Payments and the maximum WB amount is withdrawn annually.

•	Assume that on January 1, 2016, your Account Value is $0. Your remaining GLB amount will be $48,500 [$132,500 - ($10,500 x 8 years)]. Withdrawals of $10,500 will continue until the remaining GLB amount runs out in year 2020. At that time, the Secured Returns 2 terminates.

EXAMPLE 12: Calculation of explicit rider charges.

•	Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the first ten years. Also assume that you do not elect to step-up at any time.

•	On March 31, 2005, your Account Value before the charge for Secured Returns 2 is taken is $101,196.79. The charge deducted on March 31, 2005 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2005 is $101,070.29 ($101,196.79 - $126.50).

•	On June 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $102,307.23. The fee deducted on June 30, 2005 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2005 is $102,179.35 ($102,307.23 - $127.88).

•	On September 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $103,443.69. The fee deducted on September 30, 2005 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2005 is $103,314.39 ($103,443.69 - $129.30).

•	This pattern continues until the maturity date for your Benefit of January 1, 2015. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns 2 charges that have been made. Note that if Secured Returns 2 was revoked or cancelled before the maturity date for your Benefit of January 1, 2015, then no Secured Returns 2 credit will be made to your Account.

APPENDIX H - SECURED RETURNS FOR LIFE PLUSSM

The optional living benefit known as Secured Returns for Life Plus (“Secured Returns for Life Plus,” “Benefit,” or “the rider”) was available for Contracts purchased on or after April 11, 2006, and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in Secured Returns for Life Plus. Secured Returns for Life Plus is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns for Life Plus to new Owners, renewals are no longer available.

Secured Returns for Life Plus provides a guarantee of a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals), during the accumulation period regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit (“AB”) Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life. (You should note that the Benefit does not, in all cases, guarantee payments “for Life.” Certain actions you take may reduce, and even terminate, your Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.)

In addition, Secured Returns for Life Plus includes a bonus feature (called the “Plus 5 Program”) that may increase the guaranteed amount under the WB Plan provided no withdrawals are taken during an Account Year. These bonuses will not increase your guaranteed amount under the AB Plan. We will, however, keep track of any bonuses while you are in the AB Plan and apply them to the WB Plan, if and when you transfer into the WB Plan. The bonuses under the Plus 5 Program are discussed further in this Appendix under “Plus 5 Program.”

We use the following definitions to describe how Secured Returns for Life Plus works:

AB Plan Maturity Date:	The date when the AB Plan matures. If you are younger than 85 on the Issue Date, your AB Plan Maturity Date is the later of your 10th Account Anniversary or 10 years from the date of your last step-up. (See “Step-Up.”) If you are 85 on the Issue Date, your AB Plan Maturity Date is your Maximum Annuity Commencement Date.

Plus 5 Period:	The period of time equal in length to the first 10 Account Years; or, if less than 10 years, the period of time up to the Account Year in which the oldest Participant attains age 80.

Bonus Base:	An amount that is equal to the initial Purchase Payment on the date the Contract is issued, and later is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals made during the Plus 5 Period.

Guaranteed Living Benefit Amount (the “GLB amount”):	The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the RGLB amount on the date you elect the WB Plan.

Remaining Guaranteed Living Benefit Amount (the “RGLB amount”):	The minimum amount guaranteed if you elected the WB Plan. The RGLB amount equals the GLB amount plus any accrued bonus amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals.

Guaranteed Living Benefit Base (the “GLB Base”):	A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:	A value equal to the RGLB amount on the WB Plan election date, if you are age 60 or older on said date. A value equal to the RGLB amount on the Account Anniversary on or immediately following your 59th birthday, if you are less than age 60 on the WB Plan election date. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:	The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Participant on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest Participant will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

You and Your:	Under this optional living benefit, the terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant as described under “Death of Participant Under the AB Plan” and “Death of Participant Under the WB Plan.” In the case of a non-natural Participant, these terms refer to the oldest Annuitant.

We also use the following acronyms when discussing the features of Secured Returns for Life Plus:

WB Plan	Guaranteed Minimum Withdrawal Benefit Plan

AB Plan	Guaranteed Minimum Accumulation Benefit Plan

GLB Amount	Guaranteed Living Benefit Amount

RGLB Amount	Remaining Guaranteed Living Benefit Amount

Maximum WB Amount	Maximum Guaranteed Minimum Withdrawal Benefit Amount

Maximum WB for Life Amount	Maximum Guaranteed Minimum Withdrawal Benefit for Life Amount

To participate in Secured Returns for Life Plus, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the RGLB amount is reduced to zero and the Lifetime Income Base is zero. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

When you elected to participate in Secured Returns for Life Plus, you are automatically enrolled in the AB Plan. At any time, you may elect instead to receive your benefits under the WB Plan, provided that you make the election prior to the earliest of the date your AB Plan matures, the Contract’s Maximum Annuity Commencement Date, and the date you annuitize. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit (“AB”) Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount and your Bonus Base are equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described in this Appendix under “Step-Up”) and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Account Anniversary will be reduced depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage added to the GLB amount and to the Bonus Base
1 - 2	100%
3 - 5	85%
6 - 8	70%
9 - 10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns for Life Plus Benefit. In particular, Purchase Payments made after the second Account Year may significantly reduce the value of this Benefit to you.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life Plus. (See “Refund of Secured Returns for Life Plus Charges Under the AB Plan” in this Appendix.) For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in this Appendix.

Guaranteed Minimum Withdrawal Benefit (“WB”) Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount even if your Account Value becomes zero. Each Account Year during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Account Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described in this Appendix under “Withdrawals Under Secured Returns for Life Plus.”

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Account Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Account Year after your first Account Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Account Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed in this Appendix under “Withdrawals Under Secured Returns for Life Plus.”

Your Guaranteed Living Benefit Base is also set equal to the RGLB amount on the date you elect to participate in the Guaranteed Minimum Withdrawal Benefit Plan. Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described above under “Guaranteed Minimum Accumulation Benefit (“AB”) Plan” plus any accrued bonuses. This value is used to determine your Maximum WB for Life Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

•	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

•	your first Account Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Account Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See “Withdrawals Under Secured Returns for Life Plus” in this Appendix.)

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawal under the WB Plan as shown in the above chart or your most recent “Step-Up Date,” described in this Appendix under “Step-Up.” Under the WB Plan, after your fourth Account Anniversary, you may not make any additional Purchase Payments unless your Benefit under the rider has been cancelled, terminated, or revoked. After the fourth Account Anniversary, any Purchase Payments you submit while participating in the WB Plan will be returned to you.

For examples of how we calculate benefits under the WB Plan, see Examples 5 and 6 in this Appendix.

Plus 5 Program

The Plus 5 Program gives you the opportunity to increase your Secured Returns for Life Plus Benefit if you defer taking withdrawals. That is to say, if you have selected the Benefit and you do not take any withdrawals in the early Account Years, you will be able to take larger withdrawals in the later Account Years. Under Secured Returns for Life Plus, the Plus 5 Program is automatically available to you during your first 10 Account Years (the “Plus 5 Period”). However, if you are 70 or older on the Issue Date, the Plus 5 Period ends on your 80th birthday. Under the Plus 5 Program, if you do not take any withdrawals during any one or more Account Years, we will automatically calculate a bonus based upon your initial Purchase Payment (the “Bonus Base”) and adjusted for additional Purchase Payments, step-ups, and partial withdrawals. Although we calculate the amount of your bonus each year regardless of whether you are participating in the AB Plan or the WB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan, as follows:

•

Assume you are participating in the AB Plan. Under this Plan, you only have the potential for increasing the amount of your withdrawals in later Account Years. For each year you do not take a withdrawal during the Plus 5 Period, we will calculate a bonus equal to 5% of your Bonus Base and add it to an existing accrued bonus amount. The bonuses you earn will accumulate but will not increase your Account Value, your GLB amount, or any guarantee payments you receive under the AB Plan. If you choose to switch to the WB Plan, that potential for larger withdrawals will be realized. When you switch to the WB Plan, we will set your RGLB amount to equal your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan.

•	Assume you are participating in the WB Plan. Under this Plan, the potential for larger withdrawals will be realized. Each year you do not take a withdrawal during the Plus 5 Period, we will not only calculate a bonus equal to 5% of your Bonus Base, but we will add that bonus to your RGLB amount on your Account Anniversary (prior to calculating your new GLB Base or Lifetime Income Base). In this way, your withdrawals under the WB Plan will be larger in the later years than they would have been without the Plus 5 Program. Each time we add a bonus to the RGLB amount, we will also recalculate your GLB Base and Lifetime Income Base as described below.

After the addition of any bonus, your new GLB Base will be the greater of:

•	your GLB Base prior to the addition of the amount of any bonus, and

•	your RGLB amount after the addition of any applicable bonus.

If your age is within our age limitations, we will calculate a new Lifetime Income Base. Your new Lifetime Income Base will be equal to the greater of:

•	your Lifetime Income Base prior to the addition of the bonus amount, and

•	the lesser of:

•	your RGLB amount after the addition of the bonus amount, and

•	your previous Lifetime Income Base plus the addition of any bonus amount.

While you are participating in the AB Plan during the Plus 5 Period, any bonuses that apply to your Contract will only accumulate and will not increase your GLB amount or any guarantee payments you receive under the AB Plan. However, for each Account Year that you do not take a withdrawal during the Plus 5 Period, the bonus will be calculated and added to the existing accrued bonus amount. Before taking a withdrawal during the Plus 5 Period, you should carefully consider the negative effect this will have on your Plus 5 bonuses.

When and if you elect to participate in the WB Plan, your RGLB amount is set equal to your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan. Your accrued bonus amount will then be set at zero. Any future bonus amounts, if applicable, while you are participating in the WB Plan, will be added each year, as described above.

Bonuses under the Plus 5 Program do not increase your Account Value; you can benefit from any such bonus only if you choose the WB Plan.

Cost of Secured Returns for Life Plus

Unlike other Contract charges, the charge for Secured Returns for Life Plus will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value” in the prospectus to which this Appendix is attached. Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life Plus is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.125%. (See Example 18 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement. The maximum charge you can pay for Secured Returns for Life Plus in any one Account Year is equal to 0.50% of the highest Account Value at any point in that Account Year.

We will continue to deduct this charge until:

•	you annuitize or

•	under the provisions of Secured Returns for Life Plus:

•	your Benefit matures;

•	your Benefit is revoked (see “Revocation of Secured Returns for Life Plus” in this Appendix); or

•	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge, until the 7th Account Anniversary. (See “Cancellation of Secured Returns for Life Plus” in this Appendix.)

Withdrawals Under Secured Returns for Life Plus

All withdrawals under Secured Returns for Life Plus are subject to withdrawal charges if they are in excess of your annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached) In addition, any withdrawals you take under Secured Returns for Life Plus may reduce the value of your Benefit under the rider. Such withdrawals affect your Benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount of the withdrawal.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your Benefit under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal
Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your Benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

You should be aware that, if your Account Value is less than the amount of your Benefit at the time a withdrawal is taken, your GLB amount will be reduced by an amount equal to or more than the amount withdrawn. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Secured Returns for Life Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

We will also proportionally reduce your Bonus Base and any accrued bonuses using a similar calculation. (See Example 3 in this Appendix.) However, as discussed in detail in this Appendix under “Plus 5 Program,” even though the Bonus Base and accrued bonuses are calculated while you are in the AB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of the withdrawal, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Account Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. You should be aware that, if you withdraw more than your Maximum WB Amount at time when your Account Value is less than the amount of your Benefit, your RGLB amount will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Secured Returns for Life Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

•	your previous RGLB amount, reduced by the amount of the withdrawal, and

•	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

•	your previous GLB Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and

•	your Account Value after the withdrawal.

Your new Bonus Base will be the lesser of:

•	your previous Bonus Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and

•	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your Benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of such withdrawals, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Account Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:

•	your previous Lifetime Income Base reduced by the amount of the withdrawal in excess of the Maximum WB for Life Amount, and

•	the Account Value after the withdrawal.

Your new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent “Step-Up Date,” if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Account Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

•	A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce and even terminate your Secured Returns for Life Plus Benefits, including reducing your Account Value to zero and thereby terminating your Contract without value.

•	If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will terminate and your Contract will terminate without value.

•	If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)	You could choose to receive the Maximum WB for Life Amount, if any, until you die. In that case, after your death, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero; or

(2)	You (or your beneficiary if you have died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 5 through 7 and Examples 11 and 12 in this Appendix.

Annuitization Under the WB Plan

Under the WB Plan, if your Account Value is greater than zero on the Maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the Maximum Annuity Commencement Date you may elect to:

•	annuitize the Contract as described under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached;

•	surrender your Contract;

•	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

•	receive the Maximum WB for Life Amount each year until a Participant dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the death benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we may automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain. Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

Cancellation of Secured Returns for Life Plus

Transfers among the Designated Funds are permitted as described in the prospectus to which this Appendix is attached under “Transfer Privilege.” If, however, you transfer some or all of your Account Value out of the Designated Funds, the Secured Returns for Life Plus benefits will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns for Life Plus benefits will be cancelled. A change of ownership of the Contract may also cancel Secured Returns for Life Plus.

Once Secured Returns for Life Plus has been cancelled, it cannot be reinstated. After cancellation of the benefits, you will continue to pay the annual charge for Secured Returns for Life Plus until your 7th Account Anniversary.

Revocation of Secured Returns for Life Plus

Any time after your 7th Account Anniversary, you may revoke Secured Returns for Life Plus. Once revoked, Secured Returns for Life Plus may not be reinstated. After Secured Returns for Life Plus has been revoked, all benefits and charges will end.

Step-Up

On or after your first Account Anniversary, you may elect to increase your guaranteed amount to your then current Account Value. Currently, this step-up election may be made on any day after your first Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the first or any subsequent Account Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in Good Order (the “Step-Up Date”), we will increase your GLB amount and Bonus Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current GLB amount, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your Bonus Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current GLB Base and greater than the current Lifetime Income Base, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Delaware Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefits under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life Plus charge, i.e. the “AB Plan Maturity Date”). If you elect to step-up your GLB amount, the term of your benefits under the AB Plan will change. After you make a step-up election, your benefits under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Example 4 in this Appendix.) Accrued bonus amounts after step-up under the AB Plan will be equal to the greater of:

•	the accrued bonus amount before step-up less the difference between the GLB amount after and before step-up, and

•	zero.

Thus, a step-up while the AB Plan is in effect will cause a reduction in the amount of any accrued bonuses.

Following your step-up election, the rider fee will be changed to an amount equal to the Secured Returns for Life Plus fee charged on newly issued Contracts at that time. This fee may be higher than your current fee as set forth in this Appendix under “Cost of Secured Returns for Life Plus.” If we are no longer issuing new Contracts with the Secured Returns for Life Plus Rider, then the rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your Maximum Annuity Commencement Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 8 in this Appendix.)

If your Benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described in this Appendix under “Guaranteed Minimum Withdrawal Benefit (‘WB’) Plan”. (See Example 16 in this Appendix.)

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, any subsequent Purchase Payment will increase, by the full amount of the payment, the RGLB amount, the GLB Base, the Bonus Base, and the Lifetime Income Base, if applicable. After your fourth Account Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount and the Bonus Base under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2010, and elected to step-up your Contract on October 1, 2015. Under the AB Plan that you have elected, your Benefit matures on October 1, 2025. For any subsequent Purchase Payments you make into this Contract, your GLB amount and your Bonus Base would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount and the Bonus Base
1	10/02/15 - 10/01/16	100%
2	10/02/16 - 10/01/17	100%
3	10/02/17 - 10/01/18	85%
4	10/02/18 - 10/01/19	85%
5	10/02/19 - 10/01/20	85%
6	10/02/20 - 10/01/21	70%
7	10/02/21 - 10/01/22	70%
8	10/02/22 - 10/01/23	70%
9	10/02/23 - 10/01/24	60%
10	10/02/24 - 10/01/25	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2020 would be guaranteed, whereas 85% of a subsequent Purchase Payment made on October 1, 2020 would be guaranteed. It may be to your disadvantage to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Refund of Secured Returns for Life Plus Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life Plus (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life Plus charges will be made if you change from the AB Plan to the WB Plan.

Death of Participant Under the AB Plan

If any Participant dies while participating in the AB Plan, all benefits and charges under Secured Returns for Life Plus will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, the surviving spouse has three options under the Contract.

(1)	The spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached.) The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

(2)	The surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the Maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

(3)	The surviving spouse can elect to participate in a new Secured Returns for Life Plus rider on the original Contract (assuming that the rider is available to new Participants at the time of election and the surviving spouse meets certain eligibility requirements) and, thus, be eligible to receive lifetime withdrawal benefits. If the surviving spouse makes such election: (a) the rider charge will be equal to the rider charge on newly issued Contracts; (b) the GLB amount and the Bonus Base will be equal to the Account Value after the death benefit has been credited; and (c) the spouse will be enrolled in the AB Plan. If the spouse elects to switch to the WB Plan, the GLB Base and the RGLB amount will be the GLB amount on the date the spouse elected to participate in the WB Plan. The Lifetime Income Base will be the RGLB amount on:

•	the date the surviving spouse elected to participate in the WB Plan, if the spouse is age 60 or older on that date, or

•	the Account Anniversary after the surviving spouse reaches age 59, if the spouse is 59 or younger on the date of the WB Plan election.

If the Contract is not continued by the surviving spouse following a Participant’s death while participating in the AB Plan, the Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Death of Participant Under the WB Plan

If any Participant dies while participating in the WB Plan, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If the surviving spouse is the sole Beneficiary and elects to continue the Contract, the spouse has two additional options under the Contract:

(1)	The surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to the spouse. All other benefits under the WB Plan will continue, for the surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached) The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

(2)	The surviving spouse can elect to participate in a new Secured Returns for Life Plus benefit on the original contract (subject to the terms and conditions described above under “Death of Participant Under the AB Plan”) and, thus, be eligible to receive lifetime withdrawal benefits.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns for Life Plus. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life Plus as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base, Lifetime Income Base, or Bonus Base, if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that:

•	you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the GLB Base, Lifetime Income Base, Bonus Base, or all of these amounts, per the terms of the rider regarding Excess Withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount, Bonus Base and any accrued bonus amounts proportionally (see “Withdrawals Under Secured Returns for Life Plus” in this Appendix).

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU ELECTED SECURED RETURNS FOR LIFE PLUS ON JANUARY 1, 2007 WITH AN INITIAL PURCHASE PAYMENT OF $100,000. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

•	Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that you remain in the AB plan until it “matures” on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $50,000 ($5,000 per year for ten years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $88,000. Since your Account Value is less than your GLB amount by $12,000, an amount equal to $12,000 will be deposited into your Contract ($100,000 - $88,000).

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments; Refund Applies.

•	Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that on May 20, 2009, you make a Purchase Payment of $80,000. Since you are in your third Account Year, your GLB amount is increased by 85% of this Purchase Payment. Therefore, your new GLB amount is $168,000 (old GLB amount of $100,000 plus 85% of $80,000). Your new Bonus Base is also $168,000 (old Bonus Base of $100,000 plus 85% of $80,000). Your accrued bonus amount remains at $10,000.

•	Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $18,400, which equals $8,400 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $168,000.

•	Assume that you remain in the AB Plan until it “matures” on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $77,200 ($5,000 per year for two years plus $8,400 per year for eight years). Since your rider “matured” in the AB Plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $200,000. Assume that the total rider charges you paid were $8,375.

•	Because your Account Value is greater than your GLB amount ($200,000 vs. $168,000), your Contract will be credited with an amount equal to the rider charges you have paid ($8,375), increasing your Account Value to $208,375.

EXAMPLE 3: Withdrawals under AB Plan.

•	Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that on March 10, 2009 (in your third Account Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 ÷ $80,000) = $8,750.

•	Assume that you take no more withdrawals in your third Account Year. Therefore, on January 1, 2010, your GLB amount remains at $87,500, and your Bonus Base also remains at $87,500. Since you made a withdrawal in your third Account Year, you do not accrue a bonus amount in that Account Year. Therefore, your accrued bonus amount remains at $8,750.

•	Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $13,125, which equals $4,375 (5% of the Bonus Base) plus your previous accrued bonus amount of $8,750. Since no withdrawals were been taken, your GLB amount and your Bonus Base both remain at $87,500.

•	Assume that you remain in the AB plan until it “matures” on January 1, 2017. Assume that you take no more withdrawals from your contract. Your accrued bonus amount is $39,375 ($8,750 total for the first two years plus $4,375 per year for seven years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $80,000. Since your Account Value is less than your GLB amount by $7,500, an amount equal to $7,500 will be deposited into your Contract ($87,500 - $80,000).

EXAMPLE 4: Step-up elected under AB Plan.

•	Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that on January 1, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan “maturity date” is now January 1, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

•	Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

•	Assume that you remain in the AB plan until it “matures” on January 1, 2020. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $41,300 ($5,900 per year for seven years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2020 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

•	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually.

•	On January 1, 2007:

•	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.

•	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].

•	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

•	On December 31, 2007, after your first systematic withdrawal of $5,000, your Maximum WB Amount:

•	Your Account Value is reduced by the amount of the withdrawal [$5,000].

•	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.

•	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2009, you celebrate your 59th birthday. On January 1, 2010:

•	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].

•	Your RGLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.

•	Your Lifetime Income Base is set at $85,000 [an amount equal to the RGLB amount on your first Account Anniversary after your 59th birthday].

•	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].

•	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

•	Your Account Value equals zero.

•	Your RGLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 – ($3,400 x 20)]

•	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Account Year.

•	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Account Year.

•	Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or

(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

•	Assume you elect to take annual payments of your Maximum WB for Life Amount. Therefore you will continue to receive $3,400 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $5,000 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

•	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.

•	On January 1, 2007:

•	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].

•	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

•	On December 31, 2007, after your first systematic withdrawal of $4,000:

•	Your Account Value is reduced by the amount of the withdrawal [$4,000].

•	Your RGLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.

•	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Account Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2010:

•	Your RGLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].

•	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.

•	Your Maximum WB Amount is $7,500 [5% of your new GLB Base]

•	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.

•	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base]

•	Your Bonus Base, increased by the subsequent Purchase Payment, is $150,000.

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

•	Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2030:

•	Your Account Value equals zero.

•	Your RGLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 – ($6,000 x 20)].

•	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.

•	Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or

(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

•	Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000. Therefore, you will continue to receive $6,000 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $7,500 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 7: Withdrawals under WB Plan Exceeding Maximum WB Amount.

•	Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2007. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2007:

•	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].

•	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

•	On December 31, 2007, after you take a withdrawal of $6,000, your Account Value is $92,000:

•	Your RGLB amount is reduced to $92,000 [the lesser of (1) your current RGLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].

•	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].

•	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].

•	Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

•	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base].

•	Your Bonus Base is reduced to $92,000 [the lesser of (1) your current Bonus Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].

•	Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Fund, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your RGLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

•	Assume your fund earns -2% in Account Year 14, and that you take another $6,000 withdrawal. On December 31, 2020:

•	Your Account Value is $1,457.

•	Your RGLB amount is $1,457 [the lesser of (1) your current RGLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].

•	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 – ($6,000 - $380)] and (2) your new Account Value [$1,457]].

•	Your Maximum WB Amount equals $73 [5% of your new GLB Base].

•	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].

•	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your RGLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or

(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your RGLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your RGLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 8: Step-up elected under WB Plan.

•	Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2007:

•	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].

•	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

•	On December 31, 2007, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:

•	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

•	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2009:

•	Your Account Value is $103,184.

•	Your RGLB amount is $85,000 [$100,000 - ($5,000 x 3)].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

•	Your Bonus Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

Because your Account Value is greater than your RGLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2010*:

•	Your Account Value is $103,184.

•	Your RGLB amount is $103,184.

•	Your GLB Base is $103,184.

•	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].

•	Your Lifetime Income Base is $103,184.

•	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].

•	Your Bonus Base is $103,184.

*	Note: Assume instead that you elected to step-up sometime in 2010 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount of $5,159 would apply so that you could withdraw an additional $159 during the remainder of 2010 without exceeding your maximum amounts.

EXAMPLE 9: WB election at issue; withdrawals not taken immediately.

•	Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•	Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and

(ii)	your new RGLB amount of $105,000.

Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250. Your LIB will now become the greater of:

(i)	your old LIB of $100,000, and

(ii)	the lesser of:

(a) your new RGLB amount of $105,000, and

(b) your old LIB of $100,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•	Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and

(ii)	your new RGLB amount of $110,000.

Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500. Your LIB will now become the greater of:

(i)	your old LIB of $105,000, and

(ii)	the lesser of:

(a) your new RGLB amount of $110,000, and

(b) your old LIB of $105,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500. Your Bonus Base remains at $100,000.

•	Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,500 in your third Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $110,000 - $5,500, or $104,500. Your GLB Base will remain at $110,000, so your Maximum WB Amount will remain at 5% of $110,000, or $5,500. Your LIB will also remain at $110,000, so your Maximum WB for Life Amount will remain at 5% of $110,000, or $5,500.

•	Assume that you remain alive and that you continue to make withdrawals of $5,500 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your LIB is still $110,000. Therefore, you can continue to receive $5,500 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 10: WB election at issue; subsequent Purchase Payments made; withdrawals not taken immediately.

•	Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•	Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and

(ii)	your new RGLB amount of $105,000.

Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250. Your LIB will now become the greater of:

(i)	your old LIB of $100,000, and

(ii)	the lesser of:

(a) your new RGLB amount of $105,000, and

(b) your old LIB of $100,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•	Assume that you make a Purchase Payment of $60,000 in your second Account Year. Your RGLB amount, GLB Base, LIB, and Bonus Base are all increased by the amount of the Purchase Payment. Therefore, your RGLB amount, GLB Base, and LIB are all now equal to $105,000 plus $60,000 = $165,000. Your Bonus Base is now equal to $100,000 plus $60,000 = $160,000.

•	Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $8,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $173,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $165,000, and

(ii)	your new RGLB amount of $173,000.

Therefore, your GLB Base is now $173,000, and your new Maximum WB Amount is 5% of $173,000, or $8,650. Your LIB will now become the greater of:

(i)	your old LIB of $165,000, and

(ii)	the lesser of:

(a) your new RGLB amount of $173,000, and

(b) your old LIB of $165,000 plus the bonus amount of $8,000.

Therefore, your LIB is now $173,000, and your new Maximum WB for Life Amount is 5% of $173,000, or $8,650. Your Bonus Base remains at $160,000.

•	Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $8,650 in your third Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $173,000 - $8,650, or $164,350. Your GLB Base will remain at $173,000, so your Maximum WB Amount will remain at 5% of $173,000, or $8,650. Your LIB will also remain at $173,000, so your Maximum WB for Life Amount will remain at 5% of $173,000, or $8,650. Your Bonus Base will remain at $160,000.

•	Assume that you remain alive and that you continue to make withdrawals of $8,650 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $173,000. Therefore, you can continue to receive $8,650 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 11: WB election at issue; withdrawals taken.

•	Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•	Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and

(ii)	your new RGLB amount of $105,000

Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250. Your LIB will now become the greater of:

(i)	your old LIB of $100,000, and

(ii)	the lesser of:

(a) your new RGLB amount of $105,000, and

(b) your old LIB of $100,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•	Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,250 in your second Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $105,000 - $5,250, or $99,750. Your GLB Base will remain at $105,000, so your Maximum WB Amount will remain at 5% of $105,000, or $5,250. Your LIB will also remain at $105,000, so your Maximum WB for Life Amount will remain at 5% of $105,000, or $5,250. Since your withdrawal did not exceed your Maximum WB Amount, your Bonus Base will remain at $100,000.

•	Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $104,750. Your GLB Base will now become the greater of:

(i) your old GLB Base of $105,000, and

(ii) your new RGLB amount of $104,750.

Therefore, your GLB Base remains at $105,000, and your Maximum WB Amount remains at 5% of $105,000, or $5,250. Your LIB will now become the greater of:

(i)	your old LIB of $105,000, and

(ii)	the lesser of:

(a) your new RGLB amount of $104,750, and

(b) your old LIB of $105,000 plus the bonus amount of $5,000.

Therefore, your LIB remains at $105,000, and your Maximum WB for Life Amount remains at 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•	Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $109,750. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and

(ii)	your new RGLB amount of $109,750.

Therefore, your GLB Base is now $109,750, and your new Maximum WB Amount is 5% of $109,750, or $5,487. Your LIB will now become the greater of:

(i)	your old LIB of $105,000, and

(ii)	the lesser of:

(a) your new RGLB amount of $109,750, and

(b) your old LIB of $105,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $109,750, and your new Maximum WB for Life Amount is 5% of $109,750, or $5,487. Your Bonus Base remains at $100,000.

•	Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,487 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $5,487 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $109,750. Therefore, you can continue to receive $5,487 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 12: WB election at issue; Excess Withdrawal taken.

•	Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•	Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and

(ii)	your new RGLB amount of $105,000.

Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250. Your LIB will now become the greater of:

(i)	your old LIB of $100,000, and

(ii)	the lesser of:

(a) your new RGLB amount of $105,000, and

(b) your old LIB of $100,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•	Assume that you take a withdrawal of $6,000 in your second Account Year. This withdrawal exceeds both your Maximum WB Amount and your Maximum WB for Life Amount of $5,250. Assume that your Account Value equals $90,000 after you make this withdrawal. Your RGLB amount will be reduced to the lesser of:

(i)	your old RGLB amount of $105,000 minus the $6,000 withdrawal, and

(ii)	your Account Value of $90,000.

Therefore, your new RGLB amount is $90,000.

Your GLB Base will be reduced to the lesser of:

(i)	your old GLB Base of $105,000 minus the $750 excess withdrawal, and

(ii)	your Account Value of $90,000.

Therefore, your new GLB Base is $90,000. Your new Maximum WB Amount is 5% of $90,000, or $4,500. Your Bonus Base will be reduced to the lesser of:

(i)	your old Bonus Base of $100,000 minus the $750 excess withdrawal, and

(ii)	your Account Value of $90,000.

Therefore, your new Bonus Base is $90,000.

Your LIB will be reduced to the lesser of:

(i)	your old LIB of $105,000 minus the $750 excess withdrawal, and

(ii)	your Account Value of $90,000.

Therefore, your new LIB is $90,000. Your new Maximum WB for Life Amount is 5% of $90,000, or $4,500.

•	Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $94,500. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $90,000, and

(ii)	your new RGLB amount of $94,500.

Therefore, your GLB Base is now $94,500, and your new Maximum WB Amount is 5% of $94,500, or $4,725.

Your LIB will now become the greater of:

(i)	your old LIB of $90,000, and

(ii)	the lesser of:

(a) your new RGLB amount of $94,500, and

(b) your old LIB of $90,000 plus the bonus amount of $4,500.

Therefore, your LIB is now $94,500, and your new Maximum WB for Life Amount is 5% of $94,500, or $4,725. Your Bonus Base remains at $90,000.

•	Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $99,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $94,500, and

(ii)	your new RGLB amount of $99,000.

Therefore, your GLB Base is now $99,000, and your new Maximum WB Amount is 5% of $99,000, or $4,950.

Your LIB will now become the greater of:

(i)	your old LIB of $94,500, and

(ii)	the lesser of:

(a) your new RGLB amount of $99,000, and

(b) your old LIB of $94,500 plus the bonus amount of $4,500.

Therefore, your LIB is now $99,000, and your new Maximum WB for Life Amount is 5% of $99,000, or $4,950. Your Bonus Base remains at $90,000.

•	Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $4,950 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $4,950 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $99,000. Therefore, you can continue to receive $4,950 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 13: WB election at issue; withdrawals not taken immediately; Step-up elected.

•	Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•	Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and

(ii)	your new RGLB amount of $105,000.

Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.

Your LIB will now become the greater of:

(i)	your old LIB of $100,000, and

(ii)	the lesser of:

(a) your new RGLB amount of $105,000, and

(b) your old LIB of $100,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•	Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and

(ii)	your new RGLB amount of $110,000.

Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.

Your LIB will now become the greater of:

(i)	your old LIB of $105,000, and

(ii)	the lesser of:

(a) your new RGLB amount of $110,000, and

(b) your old LIB of $105,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500. Your Bonus Base remains at $100,000.

•	Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $115,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $110,000, and

(ii)	your new RGLB amount of $115,000.

Therefore, your GLB Base is now $115,000, and your new Maximum WB Amount is 5% of $115,000, or $5,750.

Your LIB will now become the greater of:

(i)	your old LIB of $115,000, and

(ii)	the lesser of:

(a) your new RGLB amount of $115,000, and

(b) your old LIB of $110,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $115,000, and your new Maximum WB for Life Amount is 5% of $115,000, or $5,750. Your Bonus Base remains at $100,000.

•	Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than both the GLB Base and the LIB, you may step up your WB plan guarantees. Assume that you do elect to step up. Your RGLB amount, your GLB Base, your LIB and your Bonus Base are all now equal to $118,000. Your new Maximum WB Amount is 5% of $118,000, or $5,900. Your new Maximum WB for Life Amount is 5% of $118,000, or $5,900.

•	Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $123,900. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $118,000, and

(ii)	your new RGLB amount of $123,900.

Therefore, your GLB Base is now $123,900, and your new Maximum WB Amount is 5% of $123,900, or $6,195.

Your LIB will now become the greater of:

(i)	your old LIB of $118,000, and

(ii)	the lesser of:

(a) your new RGLB amount of $123,900, and

(b) your old LIB of $118,000 plus the bonus amount of $5,900.

Therefore, your LIB is now $123,900, and your new Maximum WB for Life Amount is 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

•	Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,195 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $123,900 - $6,195, or $117,705. Your GLB Base will remain at $123,900, so your Maximum WB Amount will remain at 5% of $123,900, or $6,195. Your LIB will also remain at $123,900, so your Maximum WB for Life Amount will remain at 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

•	Assume that you remain alive and that you continue to make withdrawals of $6,195 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $123,900. Therefore, you can continue to receive $6,195 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 14: Switch from AB to WB; No withdrawals under the AB Plan.

•	Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that while you are in your fourth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $100,000 plus your accrued bonus amount of $15,000, for a total of $115,000. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $115,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,750. Your Maximum WB for Life Amount equals 5% of your LIB, or $5,750. Your Bonus Base remains at $100,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

•	Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $120,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $115,000, and

(ii)	your new RGLB amount of $120,000.

Therefore, your GLB Base is now $120,000, and your new Maximum WB Amount is 5% of $120,000, or $6,000.

Your LIB will now become the greater of:

(i)	your old LIB of $115,000, and

(ii)	the lesser of:

(a) your new RGLB amount of $120,000, and

(b) your old LIB of $115,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $120,000, and your new Maximum WB for Life Amount is 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

•	Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,000 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $120,000 - $6,000, or $114,000. Your GLB Base will remain at $120,000, so your Maximum WB Amount will remain at 5% of $120,000, or $6,000. Your LIB will also remain at $120,000, so your Maximum WB for Life Amount will remain at 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

•	Assume that you remain alive and that you continue to make withdrawals of $6,000 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $120,000. Therefore, you can continue to receive $6,000 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 15: Switch from AB to WB; Withdrawals under the AB Plan.

•	Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that on March 10, 2009 (in your third Account Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn.

Therefore, your new GLB amount is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 ÷ $80,000) = $8,750

•	Assume that while you are in your fourth Account Year, you switch to the WB plan. Your RGLB amount is now equal to your old GLB amount of $87,500 plus your accrued bonus amount of $8,750, for a total of $96,250. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $96,250. Your Maximum WB Amount equals 5% of your GLB Base, or $4,812. Your Maximum WB for Life Amount equals 5% of your LIB, or $4,812. Your Bonus Base remains at $87,500. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

•	Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,375, which equals 5% of the Bonus Base. Your new RGLB amount is now $100,625. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $96,250, and

(ii)	your new RGLB amount of $100,625.

Therefore, your GLB Base is now $100,625, and your new Maximum WB Amount is 5% of $100,625, or $5,031.

Your LIB will now become the greater of:

(i)	your old LIB of $96,250, and

(ii)	the lesser of:

(a) your new RGLB amount of $100,625, and

(b) your old LIB of $96,250 plus the bonus amount of $4,375.

Therefore, your LIB is now $100,625, and your new Maximum WB for Life Amount is 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

•	Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,031 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $100,625 - $5,031, or $95,594. Your GLB Base will remain at $100,625, so your Maximum WB Amount will remain at 5% of $100,625, or $5,031. Your LIB will also remain at $100,625, so your Maximum WB for Life Amount will remain at 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

•	Assume that you remain alive and that you continue to make withdrawals of $5,031 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $100,625. Therefore, you can continue to receive $5,031 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 16: Switch from AB to WB; Step-up while in AB Plan.

•	Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan “maturity date” is now January 2, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

•	Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

•	Assume that while you are in your fifth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $118,000 plus your accrued bonus amount of $5,900, for a total of $123,900. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $123,900. Your Maximum WB Amount equals 5% of your GLB Base, or $6,195. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,195. Your Bonus Base remains at $118,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

•	Assume that you take no withdrawals in your fifth Account Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $129,800. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $123,900, and

(ii)	your new RGLB amount of $129,800.

Therefore, your GLB Base is now $129,800, and your new Maximum WB Amount is 5% of $129,800, or $6,490.

Your LIB will now become the greater of:

(i)	your old LIB of $123,900, and

(ii)	the lesser of:

(a) your new RGLB amount of $129,800, and

(b) your old LIB of $123,900 plus the bonus amount of $5,900.

Therefore, your LIB is now $129,800, and your new Maximum WB for Life Amount is 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

•	Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,490 in your sixth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $129,800 - $6,490, or $123,310. Your GLB Base will remain at $129,800, so your Maximum WB Amount will remain at 5% of $129,800, or $6,490. Your LIB will also remain at $129,800, so your Maximum WB for Life Amount will remain at 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

•	Assume that you remain alive and that you continue to make withdrawals of $6,490 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $129,800. Therefore, you can continue to receive $6,490 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if Account Value drops to zero, the Contract terminates.

EXAMPLE 17: Switch from AB to WB; Step-up while in AB Plan.

•	Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that on January 2, 2010 your Account Value is $112,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $112,000. Assume that you do elect to step up. Your GLB amount is now equal to $112,000. Also, your Bonus Base is now equal to $112,000. Your AB plan “maturity date” is now January 2, 2020. Since your new GLB amount of $112,000 is less than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, less your new GLB amount of $112,000. Therefore, your new accrued bonus amount is $3,000.

•	Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $8,600, which equals $5,600 (5% of the Bonus Base) plus your previous accrued bonus amount of $3,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $112,000.

•	Assume that while you are in your fifth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $112,000 plus your accrued bonus amount of $8,600, for a total of $120,600. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $120,600. Your Maximum WB Amount equals 5% of your GLB Base, or $6,030. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,030. Your Bonus Base remains at $112,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

•	Assume that you take no withdrawals in your fifth Account Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,600, which equals 5% of the Bonus Base. Your new RGLB amount is now $126,200. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $120,600, and

(ii)	your new RGLB amount of $126,200.

Therefore, your GLB Base is now $126,200, and your new Maximum WB Amount is 5% of $126,200, or $6,310.

Your LIB will now become the greater of:

(i)	your old LIB of $120,600, and

(ii)	the lesser of:

(a) your new RGLB amount of $126,200, and

(b) your old LIB of $120,600 plus the bonus amount of $5,600.

Therefore, your LIB is now $126,200, and your new Maximum WB for Life Amount is 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

•	Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,310 in your sixth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $126,200 - $6,310, or $119,890. Your GLB Base will remain at $126,200, so your Maximum WB Amount will remain at 5% of $126,200, or $6,310. Your LIB will also remain at $126,200, so your Maximum WB for Life Amount will remain at 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

•	Assume that you remain alive and that you continue to make withdrawals of $6,310 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $126,200. Therefore, you can continue to receive $6,310 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if the Account Value drops to zero, the Contract terminates.

EXAMPLE 18: Calculation of Explicit Rider Charges.

•	Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

•	On March 31, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $101,196.79. The charge deducted on March 31, 2007 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2007 is $101,070.29 ($101,196.79 - $126.50).

•	On June 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $102,307.23. The fee deducted on June 30, 2007 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2007 is $102,179.35 ($102,307.23 - $127.88).

•	On September 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $103,443.69. The fee deducted on September 30, 2007 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2007 is $103,314.39 ($103,443.69 - $129.30).

•	This pattern continues until the maturity date for your Benefit of January 1, 2017. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life Plus charges that have been made. Note that if Secured Returns for Life Plus was revoked or cancelled before the maturity date for your Benefit of January 1, 2017, then no Secured Returns for Life Plus credit will be made to your Account.

EXAMPLE 19: One Year Step-up elected under AB Plan.

•	Assume that you are age 65 at issue. Assume that you elect the AB plan. Your Guaranteed Living Benefit amount (“GLB amount”) at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that on January 1, 2008 your Account Value is $118,000. Since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan Maturity Date is now January 1, 2018. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $5,000, your new accrued bonus amount is set equal to $0.

•	Assume that you remain in the AB plan until it “matures” on January 1, 2018. Assume that you have taken no withdrawals since your Contract was issued. Your accrued bonus amount is $53,100 ($5,900 per year for nine years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2018 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

APPENDIX I - RETIREMENT INCOME ESCALATORSM

The optional living benefit known as Retirement Income Escalator (“RIE” or “the rider”) was available for all Contracts purchased on or after May 5, 2008 and prior to October 20, 2008 and certain contracts purchased on or after October 20, 2008. The following information applies to your Contract if you elected to participate in RIE. RIE is no longer available for sale on new Contracts.

RIE provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under RIE, the larger the guaranteed annual income amount. To describe how RIE works, we use the following definitions:

RIE Coverage Date:	Your Issue Date if you are at least age 59 1⁄2 at issue; otherwise, the first Account Anniversary after you attain age 59 1⁄2.

Annual Withdrawal Amount:	The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount. The percentage will be 5%, 6%, or 7% depending upon your age on your first withdrawal under the Contract after your RIE Coverage Date. Once determined, the percentage is set for the life of your RIE.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “RIE Fee” (see “Cost of RIE”).

RIE Bonus Period:	A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” your RIE (described below) during the RIE Bonus Period, the RIE Bonus Period is extended to ten years from the date of the step-up.

Bonus Base:	The amount on which bonuses are calculated. The Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE Coverage Date or any excess withdrawals (see “Excess Withdrawals” under “Withdrawals Under RIE”).

You and Your:	The terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under RIE with Single-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest Annuitant.

Upon annuitization, RIE and any elected optional death benefit automatically terminate.

RIE allows you to withdraw a guaranteed amount of money each year, beginning on your RIE Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected). Your right to take withdrawals under RIE continues regardless of the investment performance of a Designated Fund, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is 5%, 6% or 7% of your Withdrawal Benefit Base, depending upon your age on the date of your first withdrawal after your RIE Coverage Date.

In addition, if you make no withdrawals in an Account Year during your RIE Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your Bonus Base. The RIE Bonus Period is a 10-year period commencing on your Issue Date. The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under RIE” in this Appendix), provided that the step up occurs prior to the conclusion of the current 10-year period.

If you are participating in RIE, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in RIE, all of your Account Value must be invested in a Designated Fund at all times during the term of RIE. (The “term” of RIE is for life, unless your Withdrawal Benefit Base is reduced to zero or your RIE is terminated or cancelled as described in this Appendix under “Cancellation of RIE,” “Depleting Your Account Value,” and “Annuitization Under RIE.”) See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Under RIE, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under RIE with Single-Life Coverage,” and “Death of Participant Under RIE with Joint-Life Coverage” in this Appendix.

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	decreased following any withdrawals you take prior to your RIE Coverage Date;

•	decreased following any withdrawals you take after your RIE Coverage Date, if such withdrawal is in excess of the Annual Withdrawal Amount at the time of the withdrawal;

•	increased by any applicable bonuses;

•	increased by any step-ups as described under “Step-Up Under RIE”; and

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is calculated when you make your first withdrawal after your RIE Coverage Date. It is a set percentage of your Withdrawal Benefit Base. This percentage, known as the Lifetime Withdrawal Percentage, is determined based upon your age at that time, as follows:

Your Age on the Date of the First Withdrawal After Your RIE Coverage Date*	Lifetime Withdrawal Percentage
59 1⁄2 - 69	5%
70 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE. Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Therefore, if your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by excess withdrawals (described under “Withdrawals under RIE”) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How RIE Works

Each Account Year, beginning on your RIE Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.

If you defer taking any withdrawals in an Account Year during the RIE Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your Bonus Base, thereby increasing your Annual Withdrawal Amount. In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under RIE.” Note also that investing in any Fund, other than a Designated Fund, will cancel RIE, as described in this Appendix under “Cancellation of RIE.”

Here is an example of how RIE works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 1⁄2 prior to your Issue Date, your RIE Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. During the RIE Bonus Period, your Withdrawal Benefit Base will increase by 7% of your Bonus Base each Account Year in which you do not take a withdrawal. By deferring your withdrawals during a RIE Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the RIE Bonus Period, you will still be eligible to take your Annual Withdrawal Amount each year and to step-up your Withdrawal Benefit Base. However, you will no longer be eligible for the 7% bonus each year. (For convenience, assume that the investment performance on your underlying investments remains constant throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0

Assume you take your first withdrawal when you are age 66 in Account Year 7. Using the above chart, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you decide to defer taking a withdrawal. Your Withdrawal Benefit Base will increase by 7% of your Bonus Base. Your new Annual Withdrawal Amount will be set equal to 5% of your new Withdrawal Benefit Base, as shown below:

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the Bonus Period, as your RIE Bonus Period ends 10 years after the previous step-up.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
11	$100,563	$168,750	$125,000	$8,438	$8,438
12	$92,125	$168,750	$125,000	$8,438	$8,438
13	$83,688	$168,750	$125,000	$8,438	$8,438
14	$75,250	$168,750	$125,000	$8,438	$0
15	$75,250	$168,750	$125,000	$8,438	$8,438

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount due to the bonus and the potential for step-ups. Therefore, not taking income in one or more years will mean that the Participant will take income in fewer years, but will be entitled to more income in those years.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

In general the Company’s risk is greater when the Participant takes the Annual Withdrawal Amount each year beginning on the RIE Coverage Date.

Withdrawals Under RIE

Withdrawals After the RIE Coverage Date

Starting on your RIE Coverage Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached);

•	your yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix); and

•	your Annual Withdrawal Amount.

Above is an example of withdrawals taken after your RIE Coverage Date. Because they do not exceed your Annual Withdrawal Amount, the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. Because the withdrawals in the example do not exceed your free withdrawal amount permitted under this Contract, your Required Minimum Distribution Amount, or your Annual Withdrawal Amount, they are not subject to any withdrawal charges. If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

Excess Withdrawals

If you take a withdrawal that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if higher), your Withdrawal Benefit Base and your Bonus Base will be reduced proportionately by the excess amount of the withdrawal. In other words, after an “excess withdrawal,” your Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulas:

Your new Bonus Base	=	A x	(	C	)
D - E

Your new Withdrawal Benefit Base	=	B x	(	C	)
D - E

Where:

	A	=	Your Bonus Base immediately prior to the excess withdrawal.

	B	=	Your Withdrawal Benefit Base immediately prior to the excess withdrawal.

	C	=	Your Account Value immediately after the excess withdrawal.

	D	=	Your Account Value immediately prior to the excess withdrawal.

	E	=	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount. After your second withdrawal, your Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new Bonus Base	=	125,000	x	121,000 - 6,000
				121,000 - (8,000 - 4,000)

	=	125,000	x	115,000
				117,000

	=	125,000	x	0.98291

	=	122,863

Your new Withdrawal Benefit Base	=	160,000	x	121,000 - 6,000
				121,000 -(8,000 -4,000)

	=	160,000	x	115,000
				117,000

	=	160,000	x	0.98291

	=	157,265

Going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base or $7,863.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an excess withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your Bonus Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, excess withdrawals taken in a down market could severely reduce, and even terminate, your RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.

Withdrawals Prior to the RIE Coverage Date (Early Withdrawals)

Withdrawals taken prior to your RIE Coverage Date are subject to withdrawal charges, to the extent such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. In addition, all withdrawals taken prior to your RIE Coverage Date, including any “free withdrawal amounts,” will be treated as “early withdrawals” and your Bonus Base and your Withdrawal Benefit Base will be reduced proportionately to the amount of the withdrawal. In other words, your Bonus Base and your Withdrawal Benefit Base will be reduced by the following formulas:

Your new Bonus Base	=	W x	(	Y	)
Z

Your new Withdrawal Benefit Base	=	X x	(	Y	)
Z

Where:

	W	=	Your Bonus Base immediately prior to the early withdrawal.

	X	=	Your Withdrawal Benefit Base immediately prior to the early withdrawal.

	Y	=	Your Account Value immediately after the early withdrawal.

	Z	=	Your Account Value immediately prior to the early withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the number shown in the example could be different.) Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 7% of your Bonus Base each year in which you do not take a withdrawal. Your RIE Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59 1⁄2). Any withdrawals, including any “free withdrawal amount,” you take prior to that time will be “early withdrawals.”

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increase the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000.

Assume that, in your Account Year 7, you withdraw $10,000. Because you are age 51 (and younger than age 59 1⁄2), this is an early withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	0
2	$100,000	$107,000	$100,000	$0	0
3	$125,000	$125,000	$125,000	$0	0
4	$125,000	$133,750	$125,000	$0	0
5	$125,000	$142,500	$125,000	$0	0
6	$125,000	$151,250	$125,000	$0	0
7	$125,000	$160,000	$125,000	$0	$10,000

At this point, your Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new Bonus Base	=	125,000	x	125,000 - 10,000
				125,000

	=	125,000	x	115,000
				125,000

	=	125,000	x	0.92000

	=	115,000

Your new Withdrawal Benefit Base	=	160,000	x	125,000 - 10,000
				125,000

	=	160,000	x	115,000
				125,000

	=	160,000	x	0.92000

	=	147,200

Your Annual Withdrawal Amount will still be $0 because your have not reached your RIE Coverage Date.

You should be aware that early withdrawals could severely reduce, and even terminate, your RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your RIE, any withdrawal before you reach age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an “excess withdrawal” or an “early withdrawal” (as described above), then your Withdrawal Benefit Base will also be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with RIE, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will therefore end, but your RIE will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of RIE

If you elected RIE, we deduct a quarterly fee from your Account Value (“RIE Fee”). The RIE Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.1875% of your Withdrawal Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2375% for joint-life coverage). The maximum RIE Fee you can pay in any one Account Year is equal to 0.75% of the highest Withdrawal Benefit Base at any point in that Account Year, if you elected single-life coverage (0.95% for joint-life coverage).

Your RIE Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your RIE Fee.

•	If you make a withdrawal before your RIE Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE Fee.

The investment performance of the Designated Funds will not affect your RIE Fee during an Account Year. However, as explained in this Appendix under “Step-Up Under RIE,” favorable investment performance may cause the Withdrawal Benefit Base to increase on an Account Anniversary. That would also increase your RIE Fee.

We will continue to deduct the RIE Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE is terminated or cancelled as described under “Cancellation of RIE” in this Appendix.

We reserve the right to make special offers from time to time. Specifically, we reserve the right to waive the RIE Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.

Step-Up Under RIE

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Maximum Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your Bonus Base each to equal your Account Value, provided that certain requirements are satisfied. First, you must meet certain eligibility requirements:

•	Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•	Your Account Value must be greater than your current Withdrawal Benefit Base, adjusted for any 7% bonus increases.

Note that we have reserved the right to add another requirement for eligibility. We have reserved the right to only allow step-ups if your money is invested in a Fund that is a Designated Fund for newly issued contracts. (See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached)

If you satisfy the eligibility requirements, then we consider whether market conditions have caused us to increase the percentage used to calculate the RIE Fee on newly issued Contracts. If we are no longer issuing Contracts with the RIE rider then the percentage we use to calculate your RIE Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

•	If we have not had to increase the percentage as described above, the percentage we use to calculate your RIE fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base.

•	If we have had to increase the percentage as described above, we offer you the opportunity to step-up at the higher percentage. In this case, your prior written consent is required to accept the higher percentage used to calculate your RIE Fee and step-up your Withdrawal Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under your RIE will also be suspended. You may thereafter submit an election form to us, however, to consent to the higher percentage and reactivate subsequent automatic step-ups.

After a step-up, your Annual Withdrawal Amount will be equal to your new Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Here is an example of how we calculate a step-up under RIE:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0
4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	0

Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up).

Joint-Life Coverage

On the Issue Date, you had the option of electing RIE with single-life coverage or, for a higher RIE Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while RIE is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while RIE is in effect. Whereas single-life coverage provides annual withdrawals under RIE only until any Participant dies, joint-life coverage provides annual withdrawals under RIE for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, (including RIE) ends. To take annual withdrawals under RIE’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Participant Under RIE with Joint-Life Coverage” in this Appendix.

If you elected joint-life coverage, the RIE Coverage Date will be your Issue Date if the younger spouse is at least age 59 1⁄2 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59 1⁄2 if the younger spouse is less than age 59 1⁄2 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, “early withdrawals” will be determined based upon this definition of your RIE Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE Coverage Date, as follows:

Age of Younger Spouse on Date of the First Withdrawal After Your RIE Coverage Date	Lifetime Withdrawal Percentage
59 1⁄2 - 69	5%
70 - 79	6%
80 - or older	7%

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE. Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, RIE benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as RIE is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under RIE can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of RIE

Should you decide that RIE is no longer appropriate for you, you may cancel RIE at any time. Upon cancellation, all benefits and charges under RIE shall cease. Once cancelled, RIE cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in this prospectus to which this Appendix is attached, RIE will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel your benefits under RIE.

Death of Participant Under RIE with Single-Life Coverage

If you selected single-life coverage, RIE terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new RIE rider on the original Contract (assuming that at the time of election RIE is available to new Participants and your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

•	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount; and

•	the new RIE Fee will be set by us based on market conditions at the time and may be higher than the current RIE Fee.

Death of Participant Under RIE with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in RIE, the provisions of the section in this Appendix titled “Death of Participant Under RIE with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, RIE will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the RIE Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

•	the Withdrawal Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under RIE” in this Appendix);

•	if withdrawals under RIE have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE Coverage Date;

•	if withdrawals under RIE have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Participant; and

•	the RIE Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including RIE, will terminate.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under RIE

Under the terms of RIE, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)	annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), and your Withdrawal Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as RIE. When you elect to participate in the Retirement Income Escalator Benefit, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the RIE Benefit, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the RIE Benefit, we reduce your Account Value dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under the RIE Benefit will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

•	you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the Annual Withdrawal Amount, Withdrawal Benefit Base or Bonus Base per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Annual Withdrawal Amount. (See “Withdrawals under RIE” in this Appendix) Notice will be given to Contract Owners before we exercise this right.

For further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX J - Income ON Demand®

The optional living benefit known as Income ON Demand (“Income ON Demand,” “Benefit,” or “the rider”) was available for all Contracts purchased on or after March 5, 2007 and prior to October 20, 2008 and certain contracts purchased on or after October 20, 2008. The following information applies to your Contract if you elected to participate in Income ON Demand. Income ON Demand is no longer available for sale on new Contracts.

To describe how Income ON Demand works, we use the following definitions:

Income ON Demand Coverage Date:	Your Issue Date if you are at least age 55 at issue, otherwise the first Account Anniversary following your 55th birthday.

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary beginning on the Income ON Demand Coverage Date; it is equal to 5% of your Income Benefit Base on the date of crediting.

Stored Income Balance:	The amount you may withdraw at any time after age 59 1⁄2 without reducing the Benefit.

Income Benefit Base:	The amount used to calculate your Annual Income Amount and your “Income ON Demand Fee” (see “Cost of Income ON Demand”).

You and Your:	The terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant, as described under the sections entitled “Death of Participant Under Income ON Demand with Single-Life Coverage” and “Death of Participant Under Income ON Demand with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest Annuitant.

Upon annuitization, Income ON Demand and any elected optional death benefit automatically terminate.

Income ON Demand allows you to withdraw a guaranteed amount each year, beginning at age 59 1⁄2, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given year will be stored in the Stored Income Balance and can be withdrawn at any time in the future. The amount you can withdraw each year can be increased or decreased as described below under “Determining Your Stored Income Balance.”

In addition, if you make no withdrawals during the first 10 Account Years, regardless of your age on the Issue Date, we will credit to your Account Value an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. If you are participating in Income ON Demand, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under Income ON Demand with Single-Life Coverage” and “Death of Participant Under Income ON Demand with Joint-Life Coverage.”

To participate in Income ON Demand, all of your Account Value must be invested in a Designated Fund at all times during the term of Income ON Demand. (The term of Income ON Demand is for life, unless your Income Benefit Base is reduced to zero or Income ON Demand is terminated or cancelled as described in this Appendix under “Cancellation of Income ON Demand,” “Depleting Your Account Value,” and “Annuitization Under Income ON Demand.”) See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	decreased following any withdrawals you take prior to becoming age 59 1⁄2;

•	decreased following any withdrawals you take after becoming age 59 1⁄2, if such withdrawal is in excess of the Stored Income Balance at the time of the withdrawal;

•	increased by any step-ups as described under “Step-Up Under Income ON Demand” in this Appendix;

•	increased to the extent you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described in this Appendix under “How Income ON Demand Works”; and

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Stored Income Balance

On the Income ON Demand Coverage Date, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). After the initial Stored Income Balance has been set, your Stored Income Balance:

•	increases by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date,

•	increases on each Account Anniversary by the amount of your Annual Income Amount determined on that Anniversary,

•	decreases by the amount of any withdrawals you take, and

•	decreases by the amount you use in exercising your “one-time” option to increase your Income Benefit Base (described below under “How Income ON Demand Works”).

How Income ON Demand Works

Under the terms of Income ON Demand, you can take withdrawals up to the amount of your Stored Income Balance at any time, subject to the terms and conditions discussed below. If your Account Value is reduced to zero(other than as a result of an “early withdrawal” or an “excess withdrawal”), as long as your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die. Although your Stored Income Balance will begin accumulating on the Income ON Demand Coverage Date, you may not begin withdrawing your Stored Income Balance until you are (or, for joint-life coverage, the younger spouse is) at least age 59 1⁄2 without reducing your Income Benefit Base. You can continue to withdraw your Stored Income Balance until your Annuity Commencement Date.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total Income ON Demand Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under Income ON Demand” and “Tenth-Year Credit.” Note also that investing in any Fund, other than a Designated Fund, will cancel Income ON Demand as described under “Cancellation of Income ON Demand” in this Appendix.

Your Stored Income Balance can be used in two ways. You can withdraw all or a portion of your Stored Income Balance through partial withdrawals, or you can use all or a portion of your Stored Income Balance to effect a “one-time” increase of your Income Benefit Base.

Withdrawals from your Stored Income Balance can be taken at any time after age 59 1⁄2 without affecting your Income Benefit Base. If, at any time after age 59 1⁄2 and prior to your Annuity Commencement Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn, and

•	the withdrawal will not be subject to surrender charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. This option may be exercised only once and must occur prior to your Annuity Commencement Date and prior to the later of your tenth Account Anniversary and the Account Anniversary following your 65th birthday. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of Stored Income Balance used will be added to your Income Benefit Base; and

•	your Annual Income Amount will be reset on your next Account Anniversary to equal 5% of the then Income Benefit Base.

After you exercise this “one-time” option, your new Annual Income Amount will be added to your Stored Income Balance on each Account Anniversary, unless and until there is another occurrence (as noted in this section) that changes your Annual Income Amount.

Here is an example of how Income ON Demand works.

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in Income ON Demand. Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)
1	$5,000	→	$5,000
2	$5,000	→	$10,000
3	$5,000	→	$15,000
4	$5,000	→	$20,000
5	$5,000	→	$25,000
6	$5,000	→	$30,000
7	$5,000	→	$35,000
8	$5,000	→	$40,000
9	$5,000	→	$45,000
10	$5,000	→	$50,000

Assume that, immediately prior to your tenth Account Anniversary, you decide to use the full amount of your Stored Income Balance ($50,000) to increase your Income Benefit Base. Your Income Benefit Base will be increased to $150,000. Your Annual Income Amount will be $7,500 (5% of your Income Benefit Base). Therefore $7,500 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)
11	$7,500	→	$7,500
12	$7,500	→	$15,000
13	$7,500	→	$22,500
14	$7,500	→	$30,000
15	$7,500	→	$37,500

Assume instead that you decide to take a lump sum withdrawal of $50,000, thus depleting your Stored Income Balance. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$5,000	→	$5,000
12	$5,000	→	$10,000
13	$5,000	→	$15,000
14	$5,000	→	$20,000
15	$5,000	→	$25,000

Withdrawals Under Income ON Demand

Withdrawals After Age 59 1⁄2

Starting at age 59 1⁄2, you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. Withdrawals taken after you reach age 59 1⁄2 are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract,

•	your Stored Income Balance, or

•	your yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Provisions”).

Here is an example of a partial withdrawal that does not exceed your Stored Income Balance.

Using the facts of the first example, assume that, immediately prior to your tenth Account Anniversary, you decide to take a lump sum withdrawal of $30,000 from the $50,000 in your Stored Income Balance, thus reducing your Stored Income Balance to $20,000. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount will remain at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$5,000	→	$25,000
12	$5,000	→	$30,000
13	$5,000	→	$35,000
14	$5,000	→	$40,000
15	$5,000	→	$45,000

Excess Withdrawals

If you take a withdrawal that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if higher), your Income Benefit Base will be reset to equal the lesser of:

•	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

•	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of a withdrawal that exceeds your Stored Income Balance, thus reducing future Annual Income Amounts even if the market has performed well.

Using the facts of the first example, assume that, immediately prior to your tenth Account Anniversary, you decide to take a lump sum payment of $60,000 thus exceeding your Stored Income Balance of $50,000. Assume also that your Account Value immediately prior to the withdrawal is $120,000. Your Income Benefit Base will be reset to the lesser of (a) your old Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 - ($60,000 - $50,000) = $90,000)] or (b) your new Account Value after the withdrawal ($120,000 - $60,000 = $60,000) or $60,000. Your new Annual Income Amount will be $3,000 (5% of your Income Benefit Base). Therefore $3,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$3,000	→	$3,000
12	$3,000	→	$6,000
13	$3,000	→	$9,000
14	$3,000	→	$12,000
15	$3,000	→	$15,000

Excess withdrawals taken in a down market could even more severely reduce, and even terminate, your benefits under Income ON Demand, including reducing your Account Value to zero and thereby terminating your Contract without value. Here is an example of an excess withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value:

Using the facts of the preceding example, assume that your Account Value immediately prior to the withdrawal is $80,000. Your Income Benefit Base will be reset to equal the lesser of (a) your previous Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 - ($60,000 - $50,000) = $90,000)] and (b) your Account Value immediately after the withdrawal ($80,000 - $60,000 = $20,000) or $20,000. Your new Annual Income Amount will be $1,000 (5% of your Income Benefit Base). Therefore, only $1,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$1,000	→	$1,000
12	$1,000	→	$2,000
13	$1,000	→	$3,000
14	$1,000	→	$4,000
15	$1,000	→	$5,000

Withdrawals Prior to Age 59 1⁄2 (Early Withdrawals)

All withdrawals taken before age 59 1⁄2, including any “free withdrawal amounts,” will be considered “early withdrawals” and the Income Benefit Base will be reset to equal the lesser of:

•	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

•	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, withdrawals prior to age 59 1⁄2 will also be subject to withdrawal charges, to the extent such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early withdrawals could severely reduce, and even terminate, your benefits under Income ON Demand, including reducing your Account Value to zero and thereby terminating your Contract without value. Here is an example of an early withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value.

Assume that you are age 50 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in Income ON Demand. Your Income Benefit Base is set equal to your initial Purchase Payment on your Issue Date ($100,000), but benefits under Income ON Demand do not begin to accrue until the first Account Anniversary after your 55th birthday (your Income ON Demand Coverage Date). Assume also that poor investment performance of your underlying funds has reduced your Account Value to $85,000 by the end of your second Account Year. At that time, you decide to withdraw $5,000, further reducing your Account Value to $80,000. Your Income Benefit Base will be reset to $80,000 which is the lesser of (1) your previous Income Benefit Base reduced by the amount of the withdrawal in excess of the Stored Income Balance ($100,000 - $5,000 = $95,000) and (2) your Account Value immediately after the withdrawal ($85,000 - $5,000 = $80,000). Assuming you take no additional withdrawals prior to your Income ON Demand Coverage Date, your Annual Income Amount will be $4,000 (5% of your Income Benefit Base.)

Year	Income Benefit Base	Annual Income Amount		Stored Income Balance
	(beginning of Account Year)	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)
1	$100,000	$0	→	$0
2	$100,000	$0	→	$0
3	$80,000	$0	→	$0
4	$80,000	$0	→	$0
5	$80,000	$0	→	$0
6	$80,000	$4,000	→	$4,000
7	$80,000	$4,000	→	$8,000
8	$80,000	$4,000	→	$12,000
9	$80,000	$4,000	→	$16,000
10	$80,000	$4,000	→	$20,000

In addition to reducing your benefits under Income ON Demand, any withdrawal before age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an “excess withdrawal” or an “early withdrawal” (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with Income ON Demand, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Income Benefit Base will not be reduced. Your Contract will therefore end, but Income ON Demand will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive annual payments. These payments will be equal to 5% of the amount of your Income Benefit Base, as determined on that day and increased (if you choose) by any remaining Stored Income Balance as described below. These payments will begin on the first Account Anniversary after your Account Value goes to zero and continue for as long as you live. If you elected joint-life coverage, the payments will continue until the death of both you and your spouse as described in this Appendix under “Death of Participant Under Income ON Demand with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	taking a lump sum withdrawal of your remaining Stored Income Balance,

(b)	using the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”), if you have not already exercised this one-time option as described in this Appendix under “How Income ON Demand Works,” or

(c)	using a combination of (a) and (b).

Because the Contract has ended, a lump sum withdrawal will not be subject to any withdrawal charges. You should be aware, however, that a lump sum withdrawal could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of Income ON Demand

If you elected Income ON Demand, we will deduct a quarterly fee from your Account Value (“Income ON Demand Fee”). The Income ON Demand Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Income Benefit Base. This percentage rate will equal 0.1625% of your Income Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2125% for joint-life coverage). The maximum Income ON Demand Fee you can pay in any one Account Year is equal to 0.65% of the highest Income Benefit Base at any point in that Account Year, if you elected single-life coverage (0.85% for joint-life coverage).

Your Income ON Demand Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Income Benefit Base and thus your Income ON Demand Fee.

•	If you take advantage of the one-time option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base and thus your Income ON Demand Fee.

•	If you make a withdrawal prior to age 59 1⁄2 or a withdrawal in excess of your Stored Income Balance, you will decrease your Income Benefit Base and thus your Income ON Demand Fee.

The investment performance of the Designated Funds will not affect your Income ON Demand Fee during an Account Year. However, as stated in this Appendix under “Step-Up Under Income ON Demand,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary. That would also increase your Income ON Demand Fee.

We will continue to deduct the Income ON Demand Fee until you annuitize your Contract, your Account Value reduces to zero, or your Income ON Demand Benefit is cancelled as described under “Cancellation of Income ON Demand” in this Appendix.

Tenth-Year Credit

If you make no withdrawals during your first ten Account Years, on your tenth Account Anniversary, we will credit your Account Value with an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. Your Income Benefit Base will not change. This tenth-year credit will be allocated to the Designated Fund in which you are invested at the time.

Step-Up Under Income ON Demand

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Maximum Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•	Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•	Your Account Value less your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Income ON Demand Coverage Date and therefore do not yet have a Stored Income Balance, your Account Value must only be greater than your current Income Benefit Base.)

If you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the Income ON Demand Fee on newly issued Contracts. If we are no longer issuing Contracts with the Income ON Demand rider then the percentage rate we use to calculate your Income ON Demand Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

•	If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your Income ON Demand Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

•	If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your Income ON Demand Fee and step-up Income ON Demand. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under Income ON Demand will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, the step-up will increase your Income Benefit Base to an amount equal to your Account Value less your Stored Income Balance. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Joint-Life Coverage

On the Issue Date, you had the option of electing Income ON Demand with single-life coverage or, for a higher Income ON Demand Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while Income ON Demand is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while Income ON

Demand is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under Income ON Demand with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Income On Demand Coverage Date will be your Issue Date if the younger spouse is at least age 55 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 55 if the younger spouse is less than age 55 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) On the Income On Demand Coverage Date, your Annual Income Amount will be calculated and begin accumulating. If withdrawals of the Stored Income Balance are taken before the date the younger spouse attains (or would have attained) age 59 1⁄2, the withdrawal will be considered an “early withdrawal,” and the Income Benefit Base will be reduced.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, the Income ON Demand benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as Income ON Demand is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of Income ON Demand

Should you decide that Income ON Demand is no longer appropriate for you, you may cancel it at any time. Upon cancellation, all benefits and charges under Income ON Demand shall cease. Once cancelled, the Rider cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, Income ON Demand will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel Income ON Demand.

Death of Participant Under Income ON Demand with Single-Life Coverage

If you selected single-life coverage, Income ON Demand terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new Income ON Demand Rider on the original Contract (assuming that, at the time of such election, Income ON Demand is available to new Participants and your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

•	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

•	the new Income ON Demand Fee will be set by us based on market conditions at the time and may be higher than the current Income ON Demand Fee;

•	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited; and

•	the new Stored Income Balance will be reset to zero.

Death of Participant Under Income ON Demand with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in Income ON Demand, the provisions of the section in this Appendix titled “Death of Participant Under Income ON Demand with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, Income ON Demand will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance will remain unchanged;

•	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under Income ON Demand” in this Appendix);

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

•	the Income ON Demand fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including Income ON Demand, terminates.

If you purchased joint life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under Income ON Demand

Under the terms of Income ON Demand, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater),

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)	(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Income ON Demand. When you elect to participate in Income ON Demand, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefits under Income ON Demand, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under Income ON Demand as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in Income ON Demand, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•	you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD Amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), we reserve the right, in our sole discretion, to reduce your Stored Income Balance and your Income Benefit Base, or both of these amounts, per the terms of the Income ON Demand Rider regarding excess withdrawals (see “Withdrawals Under Income ON Demand”), when a Yearly RMD Amount withdrawn from your Contract exceeds your Stored Income Balance. Notice will be given to Contract Owners before we exercise this right.

For further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX K -

Income ON Demand® II

The optional living benefit known as Income ON Demand II (“IOD II” or “the rider”) was available for Contracts purchased on or after October 20, 2008 and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in IOD II. IOD II is no longer available for sale on new Contracts.

To describe how IOD II works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to 5% of your Income Benefit Base on the date of crediting.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your “IOD II Fee” (see “Cost of IOD II”).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under IOD II with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, IOD II and any elected optional death benefit automatically terminate.

IOD II allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given Account Year will remain in the Stored Income Balance and can be withdrawn at any time in the future.

If you are participating in IOD II, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in IOD II, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II. (The term of IOD II is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II are terminated or cancelled as described in this Appendix under “Cancellation of IOD II,” “Depleting Your Account Value,” and “Annuitization Under IOD II.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are shown in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II with Single-Life Coverage” and “Death of Participant Under IOD II with Joint-Life Coverage.”

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD II” in this Appendix;

•	increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD II Works” in this Appendix;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

•	increased by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date;

•	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

•	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

•	decreased to $0 if you take an Excess Withdrawal;

•	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

•	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described under “How IOD II Works”).

How IOD II Works

Under the terms of IOD II, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn; and

•	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

•	your new Annual Income Amount on your next Account Anniversary will equal 5% of your new Income Benefit Base.

Here is an example of how IOD II works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (5% of your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under IOD II.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II as described under “Cancellation of IOD II” in this Appendix.

Withdrawals Under IOD II

Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	your Stored Income Balance; or

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Provisions”).

Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - SB

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	SB	=	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that, due to poor investment performance during the fifth Account Year, your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$50,000	$0
6	$40,000	$61,538	$3,077	$0	$3,077
7	$40,000	$61,538	$3,077	$0	$6,154
8	$40,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 - $50,000)	=	$61,538
$90,000 - $25,000

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulas:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance	=	SB x	(	AV - WD	)
AV

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB	=	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD II, any withdrawal before age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to 5% of the amount of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD II

If you elected IOD II, we will deduct a quarterly fee from your Account Value (“IOD II Fee”). The IOD II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.1625 % of your Fee Base on that day, if you elected single-life coverage (0.2125% for joint-life coverage). On an annual basis, the IOD II Fee is equal to 0.65% of your Fee Base if you elected single-life coverage (0.85% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV

Where:

	Fee Base	=	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD	=	The amount of the Early/Excess Withdrawal.

	SB	=	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Fee.

•	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Fee.

In addition, on your Account Anniversary, the IOD II Fee may also change if we increase the percentage used to calculate the IOD II Fee as described below under “Step-Up Under IOD II.”

The investment performance of the Designated Funds will not affect your IOD II Fee during an Account Year. However, as stated below under “Step-Up Under IOD II,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Fee.

We will continue to deduct the IOD II Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II are cancelled as described under “Cancellation of IOD II” in this Appendix.

Step-Up Under IOD II

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•	Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•	Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II, then the percentage rate we use to calculate your IOD II Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

•	If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

•	If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Here are examples of how step-up works under a few different circumstances:

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. Your Stored Income Balance at the end of the fourth Account Quarter is $5,000. The highest adjusted quarterly value is $113,000. Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000
Stored Income Balance at end of fourth quarter		$5,000
Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment. Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000
Stored Income Balance at end of fourth quarter		$7,500 (initial $5,000 plus 5% x $50,000)
Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000
Stored Income Balance at end of fourth quarter		$1,000 (initial $5,000 less $4,000 withdrawal)
Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base as described in this Appendix under “Excess Withdrawals.” All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000
Stored Income Balance at end of fourth quarter		$0
Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1)	Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	-	$5,000	=	$108,000

(2)	Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 - $40,000)	=	$67,787
					$99,000 - $5,000

	The total adjustment	=	$113,000	-	$67,787	=	$45,213

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II with single-life coverage or, for a higher IOD II Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Stored Income Period will begin on your Issue Date if the younger spouse is at least age 50 on the Issue Date. Otherwise it will begin on the first Account Anniversary after the younger spouse attains (or would have attained) age 50. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59 at issue. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II

Should you decide that IOD II is no longer appropriate for you, you may cancel IOD II at any time. Upon cancellation, all benefits and charges under IOD II shall cease. Once cancelled, IOD II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, IOD II will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II will also be cancelled for any of the following:

•	upon a termination of the Contract;

•	upon annuitization*; or

•	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*	Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change of ownership may also cancel your benefits under IOD II.

Death of Participant Under IOD II with Single-Life Coverage

If you elected single-life coverage, IOD II terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance.

Death of Participant Under IOD II with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II, the provisions of the section titled “Death of Participant Under IOD II with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance will remain unchanged;

•	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II”);

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

•	the percentage rate of the IOD II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II, terminates.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II

Under the terms of IOD II, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)	(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II. When you elect to participate in IOD II, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD II, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•	you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX L - Income ON Demand® II Plus

The optional living benefit known as Income ON Demand II Plus (“IOD II Plus” or “the rider”) was available for Contracts purchased on or after October 20, 2008 and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in IOD II Plus. IOD II Plus is no longer available for sale on new Contracts.

Income ON Demand II Plus provides an annual income guarantee for life. In early years, you can increase your guarantee if you defer withdrawals. In later years, you can store the annual guarantee amounts not withdrawn. To describe how IOD II Plus works, we use the following definitions:

Annual Income Amount:	An amount equal to your current Income Benefit Base multiplied by 5%, calculated on each Account Anniversary.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that (a) when added to all prior withdrawals taken in that Account Year, exceeds the Annual Income Amount (or your Required Minimum Distribution Amount, if greater) while in the IOD II Plus Bonus Period or (b) exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) while in the Stored Income Period.

Fee Base:	The amount used to calculate your “IOD II Plus Fee” (see “Cost of IOD II Plus”).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Plus.

IOD II Plus Bonus Base:	The amount on which bonuses are calculated. The IOD II Plus Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced for any Early Withdrawals or any Excess Withdrawals.

IOD II Plus Bonus Period:	A ten-year period commencing on the Issue Date. If you “step-up” IOD II Plus, (described below) during the IOD II Plus Bonus Period, the IOD II Plus Bonus Period is extended to ten years from the date of the step-up.

Stored Income Balance:	The amount you may withdraw at any time during your Stored Income Period and after your First Withdrawal Date without reducing your benefits under IOD II Plus.

Stored Income Period:	A period beginning on the latest of your first Account Anniversary, the end of your IOD II Plus Bonus Period, or the first Account Anniversary following your 50th birthday, and ending on your Annuity Commencement Date.

You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under IOD II Plus with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, IOD II Plus and any elected optional death benefit automatically terminate.

IOD II Plus allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the

Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. If you make no withdrawals (including Required Minimum Distribution Amounts) in an Account Year during your IOD II Plus Bonus Period, we will increase your Income Benefit Base by an amount equal to 7% of your IOD II Plus Bonus Base.

You may choose to end the current Bonus Period at any time as long as you are at least age 50. The Stored Income Period will begin on the first Account Anniversary following your election. You can elect to end the Bonus Period by notifying us by written request, mailed to our Service Address.

After your IOD II Plus Bonus Period ends and your Stored Income Period begins, we will not increase your Income Benefit Base by an amount equal to 7% of your IOD II Plus Bonus Base. Instead, your Annual Income Amount will be added each year to your Stored Income Balance.

If you are participating in IOD II Plus, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in IOD II Plus, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Plus. (The term of IOD II Plus is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Plus are terminated or cancelled as described in this Appendix under “Cancellation of IOD II Plus,” “Depleting Your Account Value,” and “Annuitization Under IOD II Plus.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as shown in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II Plus with Single-Life Coverage” and “Death of Participant Under IOD II Plus with Joint-Life Coverage.”

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	increased on each Account Anniversary by any applicable bonus amount during the IOD II Plus Bonus Period;

•	increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD II Plus” in this Appendix;

•	increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD II Plus Works” in this Appendix;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

•	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

•	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

•	decreased to $0 if you take an Excess Withdrawal;

•	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

•	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD II Plus Works”).

How IOD II Plus Works

During the IOD II Plus Bonus Period

During the IOD II Plus Bonus Period, in each year that you do not take a withdrawal, your Income Benefit Base will be increased by an amount equal to 7% of your IOD II Plus Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Income Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under IOD II Plus.” In the case of a fee increase, we will notify you in writing, in advance of your Contract Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under IOD II Plus” in this Appendix.) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Income Amount, during this period, is not cumulative. Any unused portion of your Annual Income Amount in any Account Year, during the IOD II Plus Bonus Period cannot be applied to a future year.

During each Account Year, beginning on your First Withdrawal Date, you can take withdrawals totaling up to the amount of your Annual Income Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

During the Stored Income Period

During the Stored Income Period on each Account Anniversary, your Annual Income Amount is added to your Stored Income Balance. You can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero(other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn; and

•	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

•	your new Annual Income Amount on your next Account Anniversary will equal 5% of your new Income Benefit Base.

Here is an example of how IOD II Plus works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. You decide to remain in the IOD II Plus Bonus Period for two years. The IOD II Plus Bonus Base is $100,000 for year one and year two. The bonus amount is 7% of the IOD II Plus Bonus Base. You wait until your third Account Year before you begin your Stored Income Period. At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year, except for the bonus which occurs at the end of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance
1	$100,000	$100,000	$5,000	$7,000	$0
2	$100,000	$107,000	$5,350	$7,000	$0
3	$100,000	$114,000	$5,700	n/a	$5,700
4	$100,000	$114,000	$5,700	n/a	$11,400

During your fifth Account Year, you use the full amount of your Stored Income Balance ($17,100) to increase your Income Benefit Base thereby reducing your Stored Income balance to $0. On your next Account Anniversary, your Income Benefit Base of $114,000 will be increased to $131,100 and your Annual Income Amount will be $6,555 (5% of your Income Benefit Base). Therefore $6,555 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance
5	$100,000	$114,000	$5,700	n/a	$17,100
6	$100,000	$131,100	$6,555	n/a	$6,555
7	$100,000	$131,100	$6,555	n/a	$13,110
8	$100,000	$131,100	$6,555	n/a	$19,665

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $17,100, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $114,000 and your Annual Income Amount remains at $5,700 (5% of your Income Benefit Base). Therefore $5,700 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$114,000	$5,700	$17,100	$0
6	$82,900	$114,000	$5,700	$0	$5,700
7	$82,900	$114,000	$5,700	$0	$11,400
8	$82,900	$114,000	$5,700	$0	$17,100

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under IOD II Plus.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II Plus as described under “Cancellation of IOD II Plus” in this Appendix.

Withdrawals Under IOD II Plus

Withdrawals After Your First Withdrawal Date

Your First Withdrawal Date may occur during either your IOD II Plus Bonus Period or your Stored Income Period. If your First Withdrawal Date occurs during the IOD II Plus Bonus Period, you may take withdrawals up to your Annual Income Amount each year without reducing your future Annual Income Amount. Each withdrawal will reduce your Annual Income Amount for that year by the full amount of that withdrawal. You will not be eligible for a 7% bonus during any Account Year in which you have taken a withdrawal. If your First Withdrawal Date occurs during your Stored Income Period, withdrawals, up to the amount of your Stored Income Balance, will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	either your Annual Income Amount (during the IOD II Plus Bonus Period) or your Stored Income Balance (during the Stored Income Period); or

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Provisions”).

Excess Withdrawals

An Excess Withdrawal can occur during the IOD II Plus Bonus Period or the Stored Income Period. During the IOD II Plus Bonus Period, if you take an Excess Withdrawal, both your Income Benefit Base and your IOD II Plus Bonus Base will be reduced according to the following formulas:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - AIA

Your new IOD II Plus Bonus Base	=	BB x	(	AV - WD	)
AV - AIA

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	BB	=	Your IOD II Plus Bonus Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	AIA	=	Your remaining Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Account Year.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

During the Stored Income Period, if you take an Excess Withdrawal, your Stored Income Balance will be reduced to zero. In addition, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - SB

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	SB	=	Your Stored Income Balance immediately prior to the Excess Withdrawal (or your Required Minimum Distribution Amount, if greater).

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated on your next Account Anniversary based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year, your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $62,551 as shown below and your new Annual Income Amount will be 5% of your new Income Benefit base ($3,128). The Annual Withdrawal Amount of $3,128 will be added to your Stored Income Balance.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$114,000	$5,700	$50,000	$0
6	$50,000	$62,551	$3,128	$0	$3,128
7	$50,000	$62,551	$3,128	$0	$6,2561
8	$50,000	$62,551	$3,128	$0	$9,384

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$114,000 x	($90,000 - $50,000)	=	$62,551
$90,000 - $17,100

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

An Early Withdrawal can occur during the IOD II Plus Bonus Period or the Stored Income Period. Any withdrawals, including any “free withdrawal amounts,” taken before the First Withdrawal Date are Early Withdrawals. If an Early Withdrawal occurs during your IOD II Plus Bonus Period, your Annual Income Amount will be reduced by the full amount of the withdrawal. In addition, your IOD II Plus Bonus Base will be reduced according to the following formula:

Your new IOD II Plus Bonus Base	=	BB x	(	AV - WD	)
AV

If the Early Withdrawal occurs during the Stored Income Period, your Stored Income Balance will be reduced using the following formula:

Your new Stored Income Balance	=	SB x	(	AV - WD	)
AV

In either the IOD II Plus Bonus Period or Stored Income Period, your new Income Benefit Base will equal:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Early Withdrawal.

	BB	=	Your IOD II Plus Bonus Base immediately prior to the Early Withdrawal.

	SB	=	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD II Plus, any withdrawal before your First Withdrawal Date could have state and federal income tax liability. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance (if any), your IOD II Plus Bonus Base (if any), and your Income Benefit Base will all be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II Plus, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end, but you will be entitled to receive annual payments as follows.

If you were in the IOD II Plus Bonus Period on the day the Account Value was reduced to zero, regardless of your age, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base each year for as long as you live.

If you were in the Stored Income Period on the day the Account Value was reduced to zero, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II Plus with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD II Plus

If you elected IOD II Plus, we will deduct a quarterly fee from your Account Value (“IOD II Plus Fee”). The IOD II Plus Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2375 % of your Fee Base on that day, if you elected single-life coverage (0.2875% for joint-life coverage). On an annual basis, the IOD II Plus Fee is equal to 0.95% of your Fee Base if you elected single-life coverage (1.15% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. During the IOD II Plus Bonus Period, your new Fee Base will be reset to equal your Income Benefit Base, if your Income Benefit Base is higher than your current Fee Base. During the Stored Income Period, your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Plus Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Plus Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your IOD II Plus Bonus Period, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV - AIA

If you take an Excess Withdrawal during your Stored Income Period, your IOD II Plus Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your IOD II Plus Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV

Where:

	Fee Base	=	Your IOD II Plus Fee Base immediately prior to the Early/Excess Withdrawal.

	WD	=	The amount of the Early/Excess Withdrawal.

	SB	=	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AIA	=	Your Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Account Year.

	AV	=	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment ($100,000) on your Issue Date. Your IOD II Plus Bonus Base is equal to your initial Purchase Payment ($100,000). At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). You wait until your third Account Year before you elect to begin your Stored Income Period. During the IOD II Plus Bonus Period, in years that withdrawals are not taken, your Income Benefit Base increases by 7% of your IOD II Plus Bonus Base (assuming no step-up). At the beginning of your Stored Income Period, Year 3, your Annual Income Amount has increased to $5,700. All values are shown as of the beginning of the Account Year unless otherwise stated.

During the IOD II Plus Bonus Period (Account Years 1and 2), the Fee Base is set equal to your Income Benefit Base. During the Stored Income Period, the Fee Base is reset at the beginning of the Account Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Account Year 4, the Fee Base is set equal to the Income Benefit Base ($114,000) plus the Stored Income Balance ($11,400) less your Annual Income Amount ($5,700) if that amount ($119,700) is greater than the previous Fee Base ($114,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$0	$0	$0	$100,000
2	$107,000	$5,350	$0	$0	$0	$107,000
3	$114,000	$5,700	$5,700	$0	$5,700	$114,000
4	$114,000	$5,700	$11,400	$0	$11,400	$119,700

Assume, instead, that in your fourth Account Year you take an $11,400 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($114,000) plus your Stored Income Balance ($0) less your Annual Income Amount ($5,700) is less than the current Fee Base ($119,700), so there is no change to the Fee Base as shown below. In Account Year 7, the Fee Base is reset. Your Income Benefit Base ($114,000) plus your Stored Income Balance ($17,100) less your Annual income Amount ($5,700), results in an amount of $125,400, an amount that is greater than the previous Fee Base ($119,700).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$114,000	$5,700	$11,400	$11,400	$0	$119,700
5	$114,000	$5,700	$5,700	$0	$5,700	$119,700
6	$114,000	$5,700	$11,400	$0	$11,400	$119,700
7	$114,000	$5,700	$17,100	$0	$17,100	$125,400

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Plus Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Plus Fee.

•	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Plus Fee.

In addition, on your Account Anniversary, the IOD II Plus Fee may also change, if we increase the percentage used to calculate the IOD II Plus Fee as described below under “Step-Up Under IOD II Plus.”

The investment performance of the Designated Funds will not affect your IOD II Plus Fee during an Account Year. However, as stated below under “Step-Up Under IOD II Plus,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Plus Fee.

We will continue to deduct the IOD II Plus Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Plus are cancelled as described under “Cancellation of IOD II Plus” in this Appendix.

Step-Up Under IOD II Plus

You can step-up your Income Benefit Base and IOD II Plus Bonus Base each Account Anniversary prior to your Annuity Commencement Date, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•	Your Account Value less your Stored Income Balance (if any) must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•	If your Contract is in the Stored Income Period, your highest quarter-end Account Value (adjusted for subsequent Purchase Payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base.

•	If your Contract has not started the Stored Income Period, your Highest Quarterly Value during the most recent Account Year must be greater than your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II Plus, then the percentage rate we use to calculate your IOD II Plus Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

•	If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Plus Fee will remain unchanged and we will automatically step-up your Income Benefit Base and your IOD II Plus Bonus Base (if applicable).

•	If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Plus Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up prior to the Stored Income Period, we will increase your Income Benefit Base and your IOD II Plus Bonus Base each to an amount equal to the highest adjusted quarterly Account Value, if such amount exceeds your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period). If the step-up occurred during the IOD II Plus Bonus Period, your IOD II Plus Bonus Period will be renewed for another 10-year period.
At the time of step-up during the Stored Income Period, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Below are examples of how step-up works under a few different circumstances.

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Plus with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base and your IOD II Plus Bonus Base are equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). The example assumes you are in the IOD II Plus Bonus Period.

In each of the five examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $113,000. Both your new Income Benefit Base and IOD II Plus Bonus Base are set to equal $113,000 since that amount exceeds your previous Income Benefit Base increased by 7% of your IOD II Plus Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000
Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$113,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$5,650	$113,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$113,000

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value, your Income Benefit Base, and your IOD II Plus Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up and assumes that you are in the IOD II Plus Bonus Period:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000
Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$163,500	Highest Quarterly Value (after adjustments).
New Annual Income Amount =	$8,150	$163,500 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$163,000

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up and assumes you are in the IOD II Plus Bonus Period:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000
Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$109,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$5,450	$109,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$109,000

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Annual Income Amount, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base and your IOD II Plus Bonus Base as described under “Excess Withdrawals” in this Appendix. All previous quarterly Account Values are first reduced by the amount of the Annual Income Amount less any prior withdrawals taken in that Account Year and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.) The example assumes you are in the IOD II Plus Bonus Period.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000
Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$68,000

(1)	Reduce the end of First Quarter Account Value by the Annual Income Amount less any prior withdrawals taken in that Account Year	=	$113,000	-	$5,000		=	$108,000

(2)	Adjust the Account Value for the first Account Quarter	=	$108,000 x	(	$99,000 - $40,000	)	=	$67,787
					$99,000 - $5,000
	The total adjustment	=	$113,000	-	$67,787		=	$45,213

Using the facts of the above example where no withdrawals or additional premiums have taken place, assume that for Account Year 2 you have elected to begin the Stored Income Period. As stated in the above example the Income Benefit Base is $113,000 beginning of Account Year 2. Your Annual Income Amount is $5,650 (5% of your Income Benefit Base). Because you have elected to begin the Stored Income Period, your Stored Income Balance is initially equal to your Annual Income Amount ($5,650).

The Account Values on each of your four Account Quarters for Account Year 2 are $105,000, $111,000, $116,000, and $120,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $120,000. Your new Income Benefit Base is set to equal $114,350 ($120,000 - $5,650) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
End of First Quarter	$105,000	n/a	$105,000	$113,000
End of Second Quarter	$111,000	n/a	$111,000	$113,000
End of Third Quarter	$116,000	n/a	$116,000	$113,000
End of Fourth Quarter (before step-up)	$120,000	n/a	$120,000	$113,000
Highest Quarterly Value (after adjustments)			$120,000
Stored Income Balance at end of fourth quarter		$5,650
Step-up comparison	Is ($120,000 - $5,650) greater than $113,000? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$114,350	Highest Quarterly Value (after adjustments) less the Stored Income Balance
New Annual Income Amount =	$5,718	$114,350 x 5%
New Stored Income Balance =	$11,367
New IOD II Plus Bonus Base =	n/a	No longer applicable for the Stored Income Period

Please note: The end of the fourth Account Quarter and the Contract Anniversary are the same day. We only make the distinction to separate values before and after step-up.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II Plus with single-life coverage or, for a higher IOD II Plus Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II Plus is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II Plus is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II Plus with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the IOD II Plus Bonus Period and the Stored Income Period are determined based on the age of the younger spouse if the younger spouse attains (or would have attained) age 50. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) On the first day of the Stored Income Period, your Annual Income Amount will be added to your Stored Income Balance. The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59 at issue. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Plus continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II Plus

Should you decide that IOD II Plus is no longer appropriate for you, you may cancel IOD II Plus at any time. Upon cancellation, all benefits and charges under IOD II Plus shall cease. Once cancelled, IOD II Plus cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, IOD II Plus will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II Plus will also be cancelled for any of the following:

•	upon a termination of the Contract;

•	upon annuitization*; or

•	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*	Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change of ownership may also cancel your benefits under IOD II Plus.

Death of Participant Under IOD II Plus with Single-Life Coverage

If you elected single-life coverage, IOD II Plus terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance, if any.

Death of Participant Under IOD II Plus with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II Plus, the provisions of the section titled “Death of Participant Under IOD II Plus with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II Plus will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance, if any, will remain unchanged;

•	the Income Benefit Base and the IOD II Plus Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II Plus” in this Appendix);

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

•	the percentage rate of the IOD II Plus Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II Plus, terminates.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II Plus

Under the terms of IOD II Plus, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive the greater of your Cash Surrender Value or your Stored Income Balance, if any;

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)	(a) receive the remaining Stored Income Balance, if any, in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II Plus. When you elect to participate in IOD II Plus, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II Plus as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD II Plus, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•	you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX M -

RETIREMENT INCOME ESCALATORSM II

The optional living benefit known as Retirement Income Escalator II (“RIE II”) was available on Contracts purchased on or after October 20, 2008, and prior to August 17, 2009, and on certain limited Contracts purchased on or after August 17, 2009. If you elected to participate in RIE II, the following information applies to your Contract. RIE II is no longer available for sale on new Contracts.

If you purchased your Contract prior to February 17, 2009, and elected to participate in RIE II, your Lifetime Withdrawal Percentage (defined below) is different from the Lifetime Withdrawal Percentage available on Contracts purchased on or after that date. (See “Determining Your Annual Withdrawal Amount,” “Step-Up Under RIE II,” and “Joint-Life Coverage” in this Appendix.) In addition, unless you “step-up” as described under “Step-Up Under RIE II,” the fee charged for your RIE II is lower than the fee charged on Contracts purchased on or after February 17, 2009. (See “Cost of RIE II” in this Appendix.)

RIE II provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under RIE II, the larger the guaranteed Annual Withdrawal Amount. To describe how RIE II works, we use the following definitions:

Annual Withdrawal Amount:	The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Early Withdrawal:	Any withdrawal taken prior to your RIE II Coverage Date.

Excess Withdrawal:	Any withdrawal taken after your RIE II Coverage Date that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if greater).

Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount.

RIE II Bonus Base:	The amount on which bonuses are calculated. The RIE II Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE II Coverage Date or any Excess Withdrawals (see “Excess Withdrawals” under “Withdrawals Under RIE II”).

RIE II Bonus Period:	A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” RIE II (described below) during the RIE II Bonus Period, the RIE II Bonus Period is extended to ten years from the date of the step-up.

RIE II Coverage Date:	Your Issue Date if you are at least age 59 at issue; otherwise, the first Account Anniversary after you attain age 59.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “RIE II Fee” (see “Cost of RIE II”).

You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under RIE II with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, RIE II and any elected optional death benefit automatically terminate.

RIE II allows you to withdraw a guaranteed amount of money each year, beginning on your RIE II Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the

Participant’s spouse if joint-life coverage is elected). Your right to take withdrawals under RIE II continues regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. After your RIE II Coverage Date, the amount you can withdraw, in any one year, can be 4%, 5%, 6%, or 7% of your Withdrawal Benefit Base, depending upon your age (or the younger spouse’s age in case of joint-life coverage) on the date of your first withdrawal.

In addition, if you make no withdrawals in an Account Year during your RIE II Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your RIE II Bonus Base. The RIE II Bonus Period is a 10-year period commencing on your Issue Date. The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under RIE II” in this Appendix), provided that the step-up occurs during the RIE II Bonus Period.

If you are participating in RIE II, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submitted will be returned to you.

To participate in RIE II, all of your Account Value must be invested in one or more of the Designated Funds at all times during the term of RIE II. (The “term” of RIE II is for life, unless your Withdrawal Benefit Base is reduced to zero or RIE II is terminated or cancelled as described under “Cancellation of RIE II,” “Depleting Your Account Value,” and “Annuitization Under RIE II” in this Appendix.) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Under RIE II, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under RIE II with Single-Life Coverage,” and “Death of Participant Under RIE II with Joint-Life Coverage” in this Appendix.

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	increased by any applicable bonuses;

•	increased by any step-ups as described under “Step-Up Under RIE II” in this Appendix;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

•	decreased following any Early Withdrawals you take as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take as described under “Excess Withdrawals” in this Appendix.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is first determined when you make your first withdrawal after your RIE II Coverage Date and then on each subsequent Account Anniversary. Your Annual Withdrawal Amount is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. The Lifetime Withdrawal Percentage depends upon your age at the time you make your first withdrawal after your RIE II Coverage Date as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Your Age on the Date of the First Withdrawal After Your RIE II Coverage Date*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Your Age on the Date of the First Withdrawal After Your RIE II Coverage Date*	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Your Lifetime Withdrawal Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the tables above. (See “Step-Up Under RIE II” in this Appendix.) An increase in the Lifetime Withdrawal Percentage will increase your Annual Withdrawal Amount.

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by Excess Withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How RIE II Works

Each Account Year, beginning on your RIE II Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.

If you defer taking any withdrawals in an Account Year during the RIE II Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your RIE II Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Withdrawal Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under RIE II.” In the case of a fee increase, we will notify you in writing, in advance of your Contract Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under RIE II” in this Appendix.) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under RIE II” in this Appendix. Note also that investing in any Fund, other than a Designated Fund, will cancel RIE II, as described under “Cancellation of RIE II” in this Appendix.

Here is an example of how RIE II works. This example assumes that your Contract was purchased on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your RIE II Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. During the RIE II Bonus Period, your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each Account Year in which you do not take a withdrawal. By deferring your withdrawals during a RIE II Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the RIE II Bonus Period, you will still be eligible to take your Annual Withdrawal Amount each year and to step-up your Withdrawal Benefit Base. However, you will no longer be eligible for the 7% bonus each year. (For convenience, assume that the investment performance on your underlying investments remains constant throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base. Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your RIE II Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new RIE II Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your RIE II Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$100,000	$107,000	$100,000	$5,350	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal when you are age 71 in Account Year 7. Using the chart on the previous page, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	$0
5	$125,000	$142,500	$125,000	$7,125	$0
6	$125,000	$151,250	$125,000	$7,563	$0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you defer taking a withdrawal. Your Withdrawal Benefit Base will increase by $8,750 which is 7% of your RIE II Bonus Base ($125,000). Your new Annual Withdrawal Amount will be set equal to $8,438, which is 5% of your new Withdrawal Benefit Base ($168,750), as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the RIE II Bonus Period, as your RIE II Bonus Period ends 10 years after the previous step-up.

11	$100,563	$168,750	$125,000	$8,438	$8,438
12	$92,125	$168,750	$125,000	$8,438	$8,438
13	$83,688	$168,750	$125,000	$8,438	$8,438
14	$75,250	$168,750	$125,000	$8,438	$0
15	$75,250	$168,750	$125,000	$8,438	$8,438

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount during the RIE II Bonus Period due to the bonus and the potential for step-ups. In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

Withdrawals Under RIE II

Withdrawals After the RIE II Coverage Date

Starting on your RIE II Coverage Date and continuing to your Annuity Commencement Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached);

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix); and

•	your Annual Withdrawal Amount.

The previous example shows withdrawals taken after your RIE II Coverage Date. Because they do not exceed your Annual Withdrawal Amount (or your Required Minimum Distribution amount, if higher), the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. The withdrawals in the above example are not subject to any withdrawal charges because they do not exceed any of the following:

•	your free withdrawal amount permitted under this Contract,

•	your Required Minimum Distribution Amount, or

•	your Annual Withdrawal Amount.

If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

Excess Withdrawals

If you take an Excess Withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulas:

Your new RIE II Bonus Base	=	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA

Where:

	BB	=	Your RIE II Bonus Base immediately prior to the Excess Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

	AWA	=	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your RIE II Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount. After your second withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new RIE II Bonus Base	=	$125,000	x	$121,000 - $6,000
				$121,000 - ($8,000 - $4,000)

	=	$125,000	x	$115,000
				$117,000

	=	$125,000	x	0.98291

	=	$122,863

Your new Withdrawal Benefit Base	=	$160,000	x	$121,000 - $6,000
				$121,000 - ($8,000 - $4,000)

	=	$160,000	x	$115,000
				$117,000

	=	$160,000	x	0.98291

	=	$157,265

Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base, or $7,863.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your RIE II Bonus Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your RIE II Coverage Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced using the following formulas:

Your new RIE II Bonus Base	=	BB x	(	AV - WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Where:

	BB	=	Your RIE II Bonus Base immediately prior to the Early Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each year in which you do not take a withdrawal. Your RIE II Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59). Any withdrawals you take prior to that time will be Early Withdrawals.

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base. Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your RIE II Bonus Base to $125,000.

Assume that, in your Account Year 7, you withdraw $10,000. Because you are age 51 (and younger than age 59), this is an Early Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$100,000	$107,000	$100,000	$0	$0
3	$125,000	$125,000	$125,000	$0	$0
4	$125,000	$133,750	$125,000	$0	$0
5	$125,000	$142,500	$125,000	$0	$0
6	$125,000	$151,250	$125,000	$0	$0
7	$125,000	$160,000	$125,000	$0	$10,000

At this point, your RIE II Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new RIE II Bonus Base	=	$125,000	x	$125,000 - $10,000
				$125,000

	=	$125,000	x	$115,000
				$125,000

	=	$125,000	x	0.92000

	=	$115,000

Your new Withdrawal Benefit Base	=	$160,000	x	$125,000 - $10,000
				$125,000

	=	$160,000	x	$115,000
				$125,000

	=	$160,000	x	0.92000

	=	$147,200

Your Annual Withdrawal Amount will still be $0 because you have not reached your RIE II Coverage Date.

You should be aware that Early Withdrawals could severely reduce, and even terminate, your benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under RIE II, any withdrawal before you reach age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Excess Withdrawal or an Early Withdrawal, then your Withdrawal Benefit Base and the RIE II Bonus Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as benefits available with RIE II, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will end, but your right to receive an annual withdrawal amount will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of RIE II

If you elect RIE II, we will deduct a quarterly fee from your Account Value (“RIE II Fee”). The RIE II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE II Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.2375% of your Withdrawal Benefit Base on the last day of the Account Quarter if you elected single-life coverage (0.2875% for joint-life coverage). The maximum RIE II Fee you can pay in any one Account Year is equal to 0.95% of the highest Withdrawal Benefit Base at any point in that Account Year if you elected single-life coverage (1.15% for joint-life coverage).

If you purchased your Contract prior to February 17, 2009, your cost for RIE II was initially, on an annual basis, 0.80% of the highest Withdrawal Benefit Base for single-life coverage (1.00% for joint-life coverage). Your cost for RIE II will not increase unless:

•	you decide to step-up your Withdrawal Benefit Base, as described below under “Step-Up Under RIE II,” and

•	you consent in writing, at the time of step-up, to accept an increase in your RIE II Fee to 0.95% for single-life coverage (1.15% for joint-life coverage).

If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

Your RIE II Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your RIE II Fee.

•	If you make a withdrawal before your RIE II Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE II Fee.

However, on each Account Anniversary, we determine whether favorable investment performance of the Designated Funds may cause the Withdrawal Benefit Base to increase as described below under “Step-Up Under RIE II.” If your Withdrawal Benefit Base increases because of favorable investment performance, your RIE II fee will also increase because it is recalculated on each Account Anniversary based upon your highest Withdrawal Benefit Base during that Account Year.

We will continue to deduct the RIE II Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE II is terminated or cancelled as described under “Cancellation of RIE II” in this Appendix.

Step-Up Under RIE II

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•	Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•	Your highest quarter-end Account Value (adjusted for subsequent Purchase Payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) must be greater than your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the RIE II Fee.

•	If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your RIE II Fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base

•	If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your RIE II Fee and step-up your Withdrawal Benefit Base and RIE II Bonus Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Withdrawal Benefit Base and RIE II Bonus Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Withdrawal Benefit Base and RIE II Bonus Base to an amount equal to the Highest Quarterly Value, if such amount exceeds your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases). If the step-up occurs during the RIE II Bonus Period, your RIE II Bonus Period will renew for another 10-year period commencing at the time of step-up.

If your Lifetime Withdrawal Percentage has already been determined and your age at the time of step-up coincides with a higher percentage as shown in the applicable table below, your Lifetime Withdrawal Percentage will increase. After the step-up, your Annual Withdrawal Amount will be your Lifetime Withdrawal Percentage multiplied by your new Withdrawal Benefit Base. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Here are examples of how step-up works under a few different circumstances. In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made. All four examples assume that the Contract was purchased on or after February 17, 2009.

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in RIE II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each equal to your initial Purchase Payment. Your Annual Withdrawal Amount is $5,000 (5% of your Withdrawal Benefit Base).

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $113,000. Your new Withdrawal Benefit Base is set to equal to $113,000 since that amount exceeds your previous Withdrawal Benefit Base increased by 7% of your RIE II Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000
Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$113,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,650	$113,000 x 5%
New RIE II Bonus Base =	$113,000

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value, your Withdrawal Benefit Base, and your RIE II Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the first Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000
Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$163,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$8,150	$163,000 x 5%
New RIE II Bonus Base =	$163,000

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000
Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$109,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,450	$109,000 x 5%
New RIE II Bonus Base =	$109,000

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Annual Withdrawal Amount, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Withdrawal Benefit Base and your RIE II Bonus Base as described under “Excess Withdrawals” in this Appendix. All previous quarter-end Account Values are first reduced by the Annual Withdrawal Amount less any prior withdrawals taken in that Account Year and then adjusted in the same proportion that the Withdrawal Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000
Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$68,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$3,400	$68,000 x 5%
New RIE II Bonus Base =	$68,000

(1)	Reduce the end of First Quarter Account Value by the Annual Withdrawal Amount less any prior withdrawals taken in that Account Year	=	$113,000	-	$5,000		= $	108,000

(2)	Adjust the Account Value for the first Account Quarter	=	$108,000 x		($99,000 - $40,000	)	= $	67,787
					$99,000 - $5,000

	The total adjustment	=	$113,000	-	$67,787		= $	45,213

All of the above examples assume that you are age 65 at issue, so your Lifetime Withdrawal Percentage is 5%. Assume instead you are age 74 at issue and have attained age 75 on your first Account Anniversary. Follow the first example where no withdrawals were taken and no additional Purchase Payments were made. When your Withdrawal Benefit Base steps-up to $113,000, your new Lifetime Withdrawal Percentage is 6% since you had attained age 75 by your first Account Anniversary. Your Annual Withdrawal Amount is now $6,780.

Joint-Life Coverage

On the Issue Date, you have the option of electing RIE II with single-life coverage or, for a higher RIE II Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while RIE II is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while RIE II is in effect. Whereas single-life coverage provides annual withdrawals under RIE II only until any Participant dies, joint-life coverage provides annual withdrawals under RIE II for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, including RIE II, ends. To take annual withdrawals under RIE II’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Participant Under RIE II with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the RIE II Coverage Date will be your Issue Date if the younger spouse is at least age 59 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59 if the younger spouse is less than age 59 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, Early Withdrawals will be determined based upon this definition of your RIE II Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE II Coverage Date, as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Age of Younger Spouse on Date of the First Withdrawal After Your RIE II Coverage Date	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Age of Younger Spouse on Date of First Withdrawal After Your RIE II Coverage Date	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Once your Annual Withdrawal Amount is calculated, the Lifetime Withdrawal Percentage will not change except if a step-up occurs as described under “Step-Up Under RIE II” in this Appendix. The Lifetime Withdrawal Percentage will then be reset, if higher, to the percentage for then attained age of the younger spouse.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, RIE II benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as RIE II is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under RIE II can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of RIE II

Should you decide that RIE II is no longer appropriate for you, you may cancel RIE II at any time. Upon cancellation, all benefits and charges under RIE II shall cease. Once cancelled, RIE II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, RIE II will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

RIE II will also be cancelled for any of the following:

•	upon a termination of the Contract;

•	upon annuitization*; or

•	your Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*	Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change of ownership of the Contract may also cancel your benefits under RIE II.

Death of Participant Under RIE II with Single-Life Coverage

If you selected single-life coverage, RIE II terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract.

Death of Participant Under RIE II with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in RIE II, the provisions of the section titled “Death of Participant Under RIE II with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, RIE II will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the RIE II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

•	the Withdrawal Benefit Base and the RIE II Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under RIE II” in this Appendix);

•	if withdrawals under RIE II have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE II Coverage Date;

•	if withdrawals under RIE II have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Participant; and

•	the RIE II Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including RIE II, will terminate.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under RIE II

Under the terms of RIE II, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)	annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as RIE II. If you elected to participate in RIE II, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under RIE II, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in RIE II, we reduce your Account Value dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under RIE II will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

•	you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Withdrawal Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX N - Income ON Demand® II Escalator

The optional living benefit known as Income ON Demand II Escalator (“IOD II Escalator”) was available on Contracts purchased on or after October 20, 2008, and prior to August 17, 2009, and on certain limited Contracts purchased on or after August 17, 2009. If you elected to participate in IOD II Escalator, the following information applies to your Contract. IOD II Escalator is no longer available for sale on new Contracts.

If you purchased your Contract prior to February 17, 2009, and elected to participate in IOD II Escalator, your Lifetime Income Percentage (defined below) is different from the Lifetime Income Percentage available on Contracts purchased on or after that date. (See “Determining Your Annual Income Amount,” “Step-Up Under IOD II Escalator,” and “Joint-Life Coverage” in this Appendix.) In addition, unless you “step-up” as described under “Step-Up Under IOD II Escalator,” the fee charged for IOD II Escalator is lower than the fee charged on Contracts purchased on or after February 17, 2009. (See “Cost of IOD II Escalator” in this Appendix.)

To describe how IOD II Escalator works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your “IOD II Escalator Fee” (see “Cost of IOD II Escalator”).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Escalator.

Lifetime Income Percentage:	The percentage used to calculate your Annual Income Amount.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II Escalator.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under IOD II Escalator with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, IOD II Escalator and any elected optional death benefit automatically terminate.

IOD II Escalator allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The guaranteed annual amount you can withdraw, in any one year, can be 4%, 5%, 6%, or 7% of your Income Benefit Base depending upon your age. Any amount that you do not withdraw in a given year will remain in the Stored Income Balance and can be withdrawn at any time in the future.

If you are participating in IOD II Escalator, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in IOD II Escalator, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Escalator. (The term of IOD II Escalator is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Escalator are terminated or cancelled as described under “Cancellation of IOD II Escalator,” “Depleting Your Account Value,” and “Annuitization Under IOD II Escalator” in this Appendix.) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You also had the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II Escalator with Single-Life Coverage” and “Death of Participant Under IOD II Escalator with Joint-Life Coverage” in this Appendix.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	increased on each Account Anniversary by any step-ups as described in this Appendix under “Step-Up Under IOD II Escalator”;

•	increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described below under “How IOD II Escalator Works”;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Annual Income Amount

Your Annual Income Amount is first determined at the beginning of your Stored Income Period and then on each subsequent Account Anniversary. Your Annual Income Amount is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage. The Lifetime Income Percentage depends upon your age at the beginning of your Stored Income Period as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
50 - 69	5%
70 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Your Lifetime Income Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the tables above. (See “Step-Up Under IOD II Escalator” in this Appendix.) An increase in the Lifetime Income Percentage will increase your Annual Income Amount.

Your Annual Income Amount will also change with any change to your Income Benefit Base as described above under “Determining Your Income Benefit Base.”

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (your Lifetime Income Percentage multiplied by your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

•	increased by your Lifetime Income Percentage multiplied by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

•	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

•	decreased to $0 if you take an Excess Withdrawal;

•	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

•	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD II Escalator Works”).

How IOD II Escalator Works

Under the terms of IOD II Escalator, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. IOD II Escalator also provides the opportunity to increase your Annual Income Amount if your Lifetime Income Percentage increases as you grow older. (Your Lifetime Income Percentage will only increase if you step-up after you reach certain specified ages.) If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn; and

•	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

•	your new Annual Income Amount on your next Account Anniversary will equal your Lifetime Income Percentage multiplied by your new Income Benefit Base.

Here is an example of how IOD II Escalator works. These examples assume that your Contract was purchased on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further below under “Withdrawals Under IOD II Escalator.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II Escalator as described under “Cancellation of IOD II Escalator” in this Appendix.

Withdrawals Under IOD II Escalator

Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the previous example.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	your Stored Income Balance; or

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix).

Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - SB

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	SB	=	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal:

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$50,000	$0
6	$50,000	$61,538	$3,077	$0	$3,077
7	$50,000	$61,538	$3,077	$0	$6,154
8	$50,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 - $50,000)	=	$61,538
$90,000 - $25,000

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulas:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance	=	SB x	(	AV - WD	)
AV

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB	=	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD II Escalator, any withdrawal before your First Withdrawal Date could have state and federal income tax liability. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II Escalator, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to your Lifetime Income Percentage multiplied by your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II Escalator with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD II Escalator

If you elect IOD II Escalator, we will deduct a quarterly fee from your Account Value (“IOD II Escalator Fee”). The IOD II Escalator Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2375 % of your Fee Base on that day, if you elected single-life coverage (0.2875% for joint-life coverage). On an annual basis, the IOD II Escalator Fee is equal to 0.95% of your Fee Base if you elected single-life coverage (1.15% for joint-life coverage).

If you purchased your Contract prior to February 17, 2009, your cost for IOD II Escalator was initially, on an annual basis, 0.80% of the highest Fee Base for single-life coverage (1.00% for joint-life coverage). Your cost for IOD II Escalator will not increase unless:

•	you decide to step-up your Income Benefit Base, as described in this Appendix under “Step-Up Under IOD II Escalator,” and

•	you consent in writing, at the time of step-up, to accept an increase in your IOD II Escalator Fee to 0.95% for single-life coverage (1.15% for joint-life coverage).

If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount (if any) for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Escalator Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Escalator Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV -WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV

Where:

	Fee Base	=	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD	=	The amount of the Early/Excess Withdrawal.

	SB	=	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described under “Determining Your Income Benefit Base” in this Appendix. Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base. The following examples assume that you purchased your Contract on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are as of the beginning of the Account Year unless otherwise stated.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Escalator Fee will not change during an Account Year, unless you take one of two specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Escalator Fee.

•	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Escalator Fee.

In addition, on your Account Anniversary, the IOD II Escalator Fee may also change, if we increase the percentage used to calculate the IOD II Escalator Fee as described below under “Step-Up Under IOD II Escalator.”

The investment performance of the Designated Funds will not affect your IOD II Escalator Fee during an Account Year. However, as stated below under “Step-Up Under IOD II Escalator,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Escalator Fee.

We will continue to deduct the IOD II Escalator Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Escalator are cancelled as described under “Cancellation of IOD II Escalator” in this Appendix.

Step-Up Under IOD II Escalator

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•	Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•	Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Escalator Fee.

•	If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Escalator Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

•	If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Escalator Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if any, provided that such amount exceeds your current Income Benefit Base.

Your Lifetime Income Percentage will increase if your age at the time of step-up coincides with a higher percentage as shown below. After the step-up, your Annual Income Amount will be your Lifetime Income Percentage multiplied by your new Income Benefit Base. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage
50 - 69	5%
70 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Here are examples of how step-up works under a few different circumstances. All four examples assume that the Contract was purchased on or after February 17, 2009.

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Escalator with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. Your Stored Income Balance at the end of the fourth Account Quarter is $5,000. The highest adjusted quarterly value is $113,000. Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000
Stored Income Balance at end of fourth quarter		$5,000
Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment. Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000
Stored Income Balance at end of fourth quarter		$7,500 (initial $5,000 plus 5% x $50,000)
Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000
Stored Income Balance at end of fourth quarter		$1,000 (initial $5,000 less $4,000 withdrawal)
Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base as described in this Appendix under “Excess Withdrawals.” All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000
Stored Income Balance at end of fourth quarter		$0
Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1)	Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	-	$5,000	= $	108,000

(2)	Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 - $40,000)	= $	67,787
					$99,000 - $5,000

	The total adjustment	=	$113,000	-	$67,787	= $	45,213

All of the above examples assume that you are age 65 at issue, so your Lifetime Income Percentage is set to 5%. Assume instead you are age 74 at issue and have attained age 75 on your first Account Anniversary. Follow the first example where no withdrawals were taken and no additional Purchase Payments were made. When your Income Benefit Base steps-up to $108,000, your new Lifetime Income Percentage is 6% since you are now age 75. Your Annual Income Amount is now $6,480, and your Stored Income Balance becomes $11,480.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II Escalator with single-life coverage or, for a higher IOD II Escalator Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary Beneficiary on the Issue Date and remains the sole primary Beneficiary while IOD II Escalator is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II Escalator is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II Escalator with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Stored Income Period will be your Issue Date if the younger spouse is at least age 50. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 50 if the younger spouse is less than age 50 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59. The Lifetime Income Percentage will be based on the age of the younger spouse, as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Age of Younger Spouse at Step-up	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Age Younger Spouse at Step-up	Lifetime Income Percentage
50 - 69	5%
70 - 79	6%
80 or older	7%

The Lifetime Income Percentage may increase, in the future, if the age of the younger spouse at time of step-up coincides with a higher percentage as shown in the applicable table above.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Escalator continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to accumulate income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II Escalator

Should you decide that IOD II Escalator is no longer appropriate for you, you may cancel IOD II Escalator at any time. Upon cancellation, all benefits and charges under IOD II Escalator shall cease. Once cancelled, IOD II Escalator cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, IOD II Escalator will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II Escalator will also be cancelled for any of the following:

•	upon a termination of the Contract;

•	upon annuitization*; or

•	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*	Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change of ownership may also cancel your benefits under IOD II Escalator.

Death of Participant Under IOD II Escalator with Single-Life Coverage

If you elected single-life coverage, IOD II Escalator terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance.

Death of Participant Under IOD II Escalator with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II Escalator, the provisions of the section above titled “Death of Participant Under IOD II Escalator with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II Escalator will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance will remain unchanged;

•	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II Escalator” in this Appendix);

•	if the Stored Income Period has not yet begun, the Lifetime Income Percentage will be determined when the Stored Income Period begins (i.e., on the first Account Anniversary following the date the younger spouse attains (or would have attained) age 50);

•	if the Stored Income Period has already begun, the Lifetime Income Percentage will be the Lifetime Income Percentage that applied to the Contract prior to the death of the Participant;

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by the Lifetime Income Percentage; and

•	the percentage rate of the IOD II Escalator Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II Escalator, terminates.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II Escalator

Under the terms of IOD II Escalator, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)	(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than the Lifetime Income Percentage multiplied by your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II Escalator. If you elected to participate in IOD II Escalator, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II Escalator, as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD II Escalator, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•	you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX O - RETIREMENT ASSET PROTECTORSM

The optional living benefit known as Retirement Asset Protector was available on Contracts purchased on or after March 5, 2007 and prior to August 17, 2009. If you elected to participate in Retirement Asset Protector, the following information applies to your Contract. Retirement Asset Protector is no longer available for sale on new Contracts, and therefore, renewals of the benefit are no longer available.

If you purchased your Contract prior to February 17, 2009, and elected to participate in Retirement Asset Protector, the fee charged for your living benefit is lower than the fee charged on Contracts purchased on or after that date. (See “Cost of Retirement Asset Protector.”) Your fee will not increase unless you elect to “step-up” as described under “Step-Up Under Retirement Asset Protector,” and you consent in writing to accept the higher fee.

To describe how Retirement Asset Protector works, we use the following definitions:

Retirement Asset Protector Benefit Base:	An amount equal to the sum of all Purchase Payments made during the first year following your Issue Date, decreased by any partial withdrawals taken and increased by any step-ups as described under “Step-Up Under Retirement Asset Protector.”

GMAB Maturity Date:	The date when Retirement Asset Protector matures. If you are younger than 85 on the Issue Date, your GMAB Maturity Date is the later of your 10th Account Anniversary or 10 years from the date of your most recent step-up. (See “Step-Up Under Retirement Asset Protector.”) If you are 85 on the Issue Date, your GMAB Maturity Date is your Maximum Annuity Commencement Date.

You and Your:	Under Retirement Asset Protector, the terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant as described under “Death of Participant Under Retirement Asset Protector.” In the case of a non-natural Participant, these terms refer to the oldest Annuitant.

Retirement Asset Protector guarantees a return of the greater of:

•	the excess of your Retirement Asset Protector Benefit Base over your Account Value or

•	your total fees paid for Retirement Asset Protector (“Retirement Asset Protector Fees”),

regardless of the investment performance of the Designated Funds, provided that you have reached the GMAB Maturity Date.

If you are participating in Retirement Asset Protector, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in Retirement Asset Protector, all of your Account Value must be invested in a Designated Fund at all times during the term of the GMAB Maturity Date. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Cost of Retirement Asset Protector

If you elected Retirement Asset Protector, we will deduct a quarterly fee from your Account Value (“Retirement Asset Protector Fee” or “rider fee”). The Retirement Asset Protector Fee will be taken as a specific deduction from your

Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Retirement Asset Protector Benefit Base. This percentage rate will equal 0.1875% of your Retirement Asset Protector Benefit Base on the last day of the Account Quarter. The maximum Retirement Asset Protector Fee you can pay in any one Account Year is equal to 0.75% of the highest Retirement Asset Protector Benefit Base at any point in that Account Year.

If you purchased your Contract prior to February 17, 2009, your cost for Retirement Asset Protector was initially, on an annual basis, 0.35% of your Retirement Asset Protector Benefit Base. The cost of your benefit will not increase unless, at time of step-up, you consent in writing to accept this higher fee of 0.75%. If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

Your Retirement Asset Protector Fee will not change, unless you take one of these specific actions:

•	If you made an additional Purchase Payment during your first Account Year, you will increase your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

•	If you make a partial withdrawal, you will decrease your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

•	If you elect to “step-up” your Retirement Asset Protector Benefit Base, your Retirement Asset Protector Fee will increase.

The investment performance of the Designated Funds will not affect your Retirement Asset Protector Fee unless you elect a step-up of your Retirement Asset Protector Benefit Base.

We will continue to deduct the Retirement Asset Protector Fee until:

•	you annuitize your Contract;

•	Retirement Asset Protector matures on the GMAB Maturity Date;

•	your Retirement Asset Protector benefit is cancelled as described in this Appendix under “Cancellation of Retirement Asset Protector;” or

•	your Account Value is reduced to zero.

How Retirement Asset Protector Works

On the GMAB Maturity Date, we will credit your Account Value with an amount equal to the greater of:

(a)	any excess of your Retirement Asset Protector Benefit Base over your Account Value after adjusting for any Contract charges; and

(b)	the total amount of Retirement Asset Protector Fees paid between the Issue Date and the GMAB Maturity Date.

We determine the value of (b) in two steps.

(1)	As described above under “Cost of Retirement Asset Protector,” each quarter between the Issue Date and the GMAB Maturity Date we calculate the Retirement Asset Protector Fee by multiplying your Retirement Asset Protector Benefit Base on the last valuation day of that quarter by the applicable percentage rate.

(2)	We then sum each quarterly amount calculated in (1) to determine the total amount of Retirement Asset Protector Fees paid.

In the situation where you purchased your Contract on or after February 17, 2009, and do not make additional Purchase Payments or partial withdrawals and you do not “step-up,” you can expect the total fees paid to equal 7.50% of your initial Purchase Payment. In other words, because Retirement Asset Protector matures in 10 years, we multiply 0.1875% times 40 quarters (four quarters per year for 10 years) to obtain the percentage (7.50%) needed to determine the total amount of the fees to be paid. If you make additional Purchase Payments, you “step-up,” or the percentage rate used to calculate the Retirement Asset Protector Fee is changed at the time of “step-up,” the total amount of fees will be higher.

The greater of the two amounts will be allocated to the Designated Fund in which you are invested at that time. Here is an example of how we calculate benefits under Retirement Asset Protector:

•	Assume that you purchased a Contract on March 7, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

•	Assume you make an additional Purchase Payment of $50,000 on April 7, 2007, thus increasing your Retirement Asset Protector Benefit Base to $150,000.

•	Assume you make no withdrawals or additional Purchase Payments and you do not step-up prior to the GMAB Maturity Date on March 7, 2017.

•	Assume that, because of poor investment performance, your Account Value on March 7, 2017 is $135,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $15,000 ($150,000 - $135,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of the Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Inception Date ($150,000 x 40) times one quarter of the annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $5,250. Therefore, we will credit $15,000 to your Account Value.

•	Assume instead that, because of better investment performance, your Account Value on March 7, 2017, is $155,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, your Account Value will be credited with the total amount of Retirement Asset Protector Fees paid. In this case, the amount will be $5,250.

Withdrawals Under Retirement Asset Protector

All withdrawals you take, including any free withdrawal amounts or Required Minimum Distribution Amounts, will reduce the dollar value of the Retirement Asset Protector Benefit Base proportionally to the amount withdrawn. For example, after a partial withdrawal, the new Retirement Asset Protector Benefit Base will equal:

Retirement Asset Protector Benefit Base immediately before partial withdrawal	X	Account Value immediately after partial withdrawal
Account Value immediately before partial withdrawal

You should be aware that, if you take a withdrawal when your Account Value is less than your Retirement Asset Protector Benefit Base, the withdrawal may reduce the value of your Benefit Base by an amount greater than the amount of the withdrawal. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Retirement Asset Protector, including reducing your Account Value to zero and thereby terminating your Contract without value.

Here is an example of how we handle withdrawals under Retirement Asset Protector:

•	Assume that you purchased a Contract on March 7, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

•	Assume that, on March 10, 2009, your Account Value is $80,000. Assume further that you take a withdrawal of $10,000 on that date, thus reducing your Account Value to $70,000. Your Retirement Asset Protector Benefit Base is reduced proportionally to the amount withdrawn. Therefore your new Retirement Asset Protector Benefit Base is $100,000 x ($70,000 ÷ $80,000), or $87,500.

•	Assume you make no additional withdrawals and you do not step-up prior to the GMAB Maturity Date on March 7, 2017.

•	Assume that, because of investment performance, your Account Value on March 7, 2017 is $80,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $7,500 ($87,500 - $80,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of your Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Issue Date [($100,000 x 8) + ($87,500 x 32)] times one quarter of your annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $3,150. Therefore, we will credit $7,500 to your Account Value.

Step-Up Under Retirement Asset Protector

On or after your first Account Anniversary, you may elect to increase your Retirement Asset Protector Benefit Base to your then current Account Value. The step-up election may be made on any day on or after your first Account Anniversary. (We reserve the right, in our sole discretion, to require step-up elections to occur only on Account Anniversaries.)

If you are participating in Retirement Asset Protector, on the day we receive your step-up election notice in Good Order (the “Step-Up Date”), we will increase your Retirement Asset Protector Benefit Base to an amount equal to your Account Value if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current Retirement Asset Protector Benefit Base, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own that have been issued by Delaware Life or its affiliates.

Under Retirement Asset Protector, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, then we will automatically extend your Annuity Commencement Date to equal your GMAB Maturity Date.

Without a step-up, your benefit under Retirement Asset Protector will “mature” on your 10th Account Anniversary. If you elect to step-up your Retirement Asset Protector Benefit Base, your benefit under Retirement Asset Protector will mature 10 years from the most recent Step-Up Date. In either case, on the day your Retirement Asset Protector benefit matures (the “GMAB Maturity Date”), we will credit the greater of:

•	any excess of your Retirement Asset Protector Benefit Base over your Account Value, or

•	the total amount of fees you paid for Retirement Asset Protector.

•	Assume that you purchased a Contract on March 7, 2008 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

•	Assume that, on March 7, 2009, your Account Value is $118,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, you elect to step-up to a new ten-year period with a new Retirement Asset Protector Benefit Base of $118,000. Your new GMAB Maturity Date will be March 7, 2019.

•	Assume you make no withdrawals prior to the GMAB Maturity Date on March 7, 2019.

•	Assume that your Account Value on March 7, 2019 is $108,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $10,000 ($118,000 -$108,000). Your total Retirement Asset Protector Fee is equal to the sum of all fees applied prior to the step-up plus the sum of all fees applied after the step-up.

The sum of all fees applied prior to the step-up are equal to the sum of the value of the Benefit Bases prior to the step-up multiplied by the quarterly fee percentage applicable prior to the step-up [($100,000 x 4) x (0.35% ÷ 4)]. Similarly, the sum of all fees applied after the step-up are equal to the sum of the value of the Benefit Bases after the step-up multiplied by the quarterly fee percentage applicable after the step-up [($118,000 x 40) x (0.75% ÷ 4)].

In this case, the total amount of rider fees paid is $9,200. Therefore, we will credit $10,000 to your Account Value.

We reserve the right to discontinue offering the step-up provision of Retirement Asset Protector if we determine that, based upon market conditions at the time of the step-up, we can no longer offer Retirement Asset Protector to new Contracts at the current percentage rate used to calculate the Retirement Asset Protector Fee as set forth in this Appendix under “Cost of Retirement Asset Protector.” In that case, we will send notification that the step-up provision under your Contract has been discontinued unless you elect to begin a new step-up provision at the higher percentage rate. Your written consent is required to accept the higher percentage rate and continue to step-up.

Cancellation of Retirement Asset Protector

You may cancel Retirement Asset Protector at any time. Upon cancellation, all benefits and charges under the benefit shall cease. Once cancelled, Retirement Asset Protector cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, Retirement Asset Protector will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into any investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel the Benefit.

Death of Participant Under Retirement Asset Protector

If the Participant dies while participating in Retirement Asset Protector, all benefits and charges under the benefit will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. The surviving spouse can automatically continue Retirement Asset Protector even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached.) The GMAB Maturity Date does not change.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Retirement Asset Protector. If you withdraw all or a portion of your retirement plan’s Yearly RMD Amount from the your Qualified Contract while participating in Retirement Asset Protector, we reduce your Account Value by the amount of the withdrawal and your Retirement Asset Protector Benefit Base proportionally (see “Withdrawals Under Retirement Asset Protector” in this Appendix).

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX P - INCOME ON DEMAND® III ESCALATOR

The optional living benefit known as Income ON Demand III Escalator (“IOD III Escalator”) was available on Contracts purchased on or after August 17, 2009 and prior to February 8, 2010. If you elected to participate in IOD III Escalator, the following information applies to your Contract. IOD III Escalator is no longer available for sale on new Contracts. To describe how IOD III Escalator works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Yearly Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your “IOD III Escalator Fee” (see “Cost of IOD III Escalator” in this Appendix).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD III Escalator.

Lifetime Income Percentage:	The percentage used to calculate your Annual Income Amount.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD III Escalator.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described in this Appendix under “Death of Participant Under IOD III Escalator with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, IOD III Escalator and the MAV optional death benefit, if elected, automatically terminate.

IOD III Escalator allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The guaranteed annual amount you can withdraw, in any one year, can be 4%, 5%, or 6% of your Income Benefit Base depending upon your age. Under IOD III Escalator, if you forgo withdrawing all or any part of your Annual Income Amount in any one year, that amount will be stored or banked in the Stored Income Balance for use in later years. In any future year, you may take more than your Annual Income Amount by drawing from that amount which you have stored or banked. Thus, in future years, you can take your full Annual Income Amount plus all or a portion of that amount which you have stored or banked.

If you are participating in IOD III Escalator, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

If you are participating in IOD III Escalator, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD III Escalator. (The term of IOD III Escalator is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD III Escalator are terminated or cancelled as described in this Appendix under “Cancellation of IOD III Escalator,” “Depleting Your Account Value,” and “Annuitization Under IOD III Escalator.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You had the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD III Escalator with Single-Life Coverage” and “Death of Participant Under IOD III Escalator with Joint-Life Coverage” in this Appendix.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD III Escalator” in this Appendix;

•	increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD III Escalator Works” in this Appendix;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Annual Income Amount

Your Annual Income Amount is first determined at the beginning of your Stored Income Period and then on each subsequent Account Anniversary. Your Annual Income Amount is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage. The Lifetime Income Percentage depends upon your age at the beginning of your Stored Income Period as shown in the table below.

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
50 - 64	4%
65 - 79	5%
80 or older	6%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described in this Appendix under “Joint-Life Coverage.”

Your Lifetime Income Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above. (See “Step-Up Under IOD III Escalator” in this Appendix) An increase in the Lifetime Income Percentage will increase your Annual Income Amount.

Your Annual Income Amount will also change with any change to your Income Benefit Base as described under “Determining Your Income Benefit Base” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (your Lifetime Income Percentage multiplied by your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

•	increased by your Lifetime Income Percentage multiplied by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

•	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

•	decreased to $0 if you take an Excess Withdrawal;

•	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

•	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD III Escalator Works”).

How IOD III Escalator Works

Under the terms of IOD III Escalator, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. IOD III Escalator also provides the opportunity to increase your Annual Income Amount if your Lifetime Income Percentage increases as you grow older. (Your Lifetime Income Percentage will only increase if you step-up after you reach certain specified ages.) If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn; and

•	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

•	your new Annual Income Amount on your next Account Anniversary will equal your Lifetime Income Percentage multiplied by your new Income Benefit Base.

Here is an example of how IOD III Escalator works.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD III Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further below under “Withdrawals Under IOD III Escalator.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund will cancel IOD III Escalator as described in this Appendix under “Cancellation of IOD III Escalator.”

Withdrawals Under IOD III Escalator

Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the previous example.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	your Stored Income Balance; or

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix).

Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - SB

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	SB	=	Your Stored Income Balance (or your Yearly Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal:

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$50,000	$0
6	$40,000	$61,538	$3,077	$0	$3,077
7	$40,000	$61,538	$3,077	$0	$6,154
8	$40,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 - $50,000)	=	$61,538
$90,000 - $25,000

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulas:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance	=	SB x	(	AV - WD	)
AV

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB	=	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD III Escalator, any withdrawal before your First Withdrawal Date could have state and federal income tax liability. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD III Escalator, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to your Lifetime Income Percentage multiplied by your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD III Escalator with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to certain state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD III Escalator

If you elected IOD III Escalator, we will deduct a quarterly fee from your Account Value (“IOD III Escalator Fee”). The IOD III Escalator Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2750 % of your Fee Base on that day, if you elected single-life coverage (0.3250% for joint-life coverage). On an annual basis, the IOD III Escalator Fee is equal to 1.10% of your Fee Base if you elected single-life coverage (1.30% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD III Escalator Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount (if any) for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD III Escalator Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD III Escalator Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV

Where:

	Fee Base	=	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD	=	The amount of the Early/Excess Withdrawal.

	SB	=	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD III Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year except as otherwise stated.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	StoredIncome Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD III Escalator Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD III Escalator Fee.

•	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD III Escalator Fee.

In addition, on your Account Anniversary, the IOD III Escalator Fee may also change, if we increase the percentage used to calculate the IOD III Escalator Fee as described below under “Step-Up Under IOD III Escalator.”

The investment performance of the Designated Funds will not affect your IOD III Escalator Fee during an Account Year. However, as stated below under “Step-Up Under IOD III Escalator,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD III Escalator Fee.

We will continue to deduct the IOD III Escalator Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD III Escalator are cancelled as described under “Cancellation of IOD III Escalator” in this Appendix.

Step-Up Under IOD III Escalator

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•	Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•	Your Account Value minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD III Escalator Fee on newly issued Contracts. Since we are no longer issuing Contracts with IOD III Escalator, the percentage rate we use to calculate your IOD III Escalator Fee will be set based upon current market conditions at that time.

•	If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD III Escalator Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

•	If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD III Escalator Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to your Account Value less your Stored Income Balance, if any, provided that such amount exceeds your current Income Benefit Base. Here is an example of how step-up works under IOD III Escalator:

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD III Escalator with single-life coverage and do not take any withdrawals. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

Assume that your Account Value grows to $103,000 by the end of Account Year 1. Because your Account Value minus your Stored Income Balance ($103,000 - $5,000) is less than your current Income Benefit Base, you will not step-up.

Assume further that your Account Value grows to $113,000 by the end of Account Year 2. Because your Account Value minus your Stored Income Balance ($113,000 - $10,000) is greater than your current Income Benefit Base ($100,000), you will step-up. Your new Income Benefit Base will equal your Account Value minus your Stored Income Balance ($103,000). Your new Annual Income Amount will be $5,150 (5% of your new Income Benefit Base).

Assume further that your Account Value grows to $125,150 by the end of Account Year 3. Because your Account Value minus your Stored Income Balance ($125,150 - $15,150) is greater than your current Income Benefit Base ($103,000), you will step-up again. Your new Income Benefit Base will equal your Account Value minus your Stored Income Balance ($110,000). Your new Annual Income Amount will be $5,500 (5% of your new Income Benefit Base).

Account Year	Account Value End of Year	Stored Income Balance Beginning of Year	Income Benefit Base End of Year	Annual Income Amount End of Year	Withdrawals
1	$103,000	$5,000	$100,000	$5,000	0
2	$113,000	$10,000	$103,000	$5,150	0
3	$125,150	$15,150	$110,000	$5,500	0

Your Lifetime Income Percentage will increase if your age at the time of step-up coincides with a higher percentage as shown below. After the step-up, your Annual Income Amount will be your Lifetime Income Percentage multiplied by your new Income Benefit Base. Your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage
50 - 64	4%
65 - 79	5%
80 or older	6%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described below under “Joint-Life Coverage.”

The above example assumes that you are age 65 at issue, so your Lifetime Income Percentage is set to 5%. Assume instead you are age 77 at issue and have attained age 80 by the end of Account Year 3. When your Income Benefit Base steps-up to $110,000 your new Lifetime Income Percentage is 6% since you are now age 80. Your Annual Income Amount is now $6,600 and your Stored Income Balance becomes $21,750 at the beginning of Account Year 4.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD III Escalator with single-life coverage or, for a higher IOD III Escalator Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary Beneficiary on the Issue Date and remains the sole primary Beneficiary while IOD III Escalator is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD III Escalator is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD III Escalator with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Stored Income Period will be your Issue Date if the younger spouse is at least age 50. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 50 if the younger spouse is less than age 50 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59. The Lifetime Income Percentage will be based on the age of the younger spouse, as shown in the table below.

Age of Younger Spouse at Step-up	Lifetime Income Percentage
50 - 64	4%
65 - 79	5%
80 or older	6%

The Lifetime Income Percentage may increase, in the future, if the age of the younger spouse at time of step-up coincides with a higher percentage as shown in the above table.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD III Escalator continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

Cancellation of IOD III Escalator

Should you decide that IOD III Escalator is no longer appropriate for you, you may cancel IOD III Escalator at any time. Upon cancellation, all benefits and charges under IOD III Escalator shall cease. Once cancelled, IOD III Escalator cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, IOD III Escalator will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD III Escalator will also be cancelled for any of the following:

•	upon a termination of the Contract;

•	upon annuitization*; or

•	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*	Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change of ownership may also cancel your benefits under IOD III Escalator.

Death of Participant Under IOD III Escalator with Single-Life Coverage

If you elected single-life coverage, IOD III Escalator terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance.

Note that single-life coverage may be inappropriate on a co-owned Contract, because all living benefits will end on the death of any Participant. Note also that Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance” in the prospectus to which this Appendix is attached) or any living benefits under the Contract.

Death of Participant Under IOD III Escalator with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD III Escalator, the provisions of the section above titled “Death of Participant Under IOD III Escalator with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD III Escalator will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance will remain unchanged;

•	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD III Escalator” in this Appendix);

•	if the Stored Income Period has not yet begun, the Lifetime Income Percentage will be determined when the Stored Income Period begins (i.e., on the first Account Anniversary following the date the younger spouse attains (or would have attained) age 50);

•	if the Stored Income Period has already begun, the Lifetime Income Percentage will be the Lifetime Income Percentage that applied to the Contract prior to the death of the Participant;

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by the Lifetime Income Percentage; and

•	the percentage rate of the IOD III Escalator Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD III Escalator, terminates.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD III Escalator

Under the terms of IOD III Escalator, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)	(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than the Lifetime Income Percentage multiplied by your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD III Escalator. If you elected to participate in IOD III Escalator, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD III Escalator as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD III Escalator, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•	you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX Q - BUILD YOUR OWN PORTFOLIO

This Appendix sets forth the Funds and percentage limits that constitute the “build your own portfolio” program. This program is more fully described under “BUILD YOUR OWN PORTFOLIO” in the Prospectus. Briefly, if you comply with this program, the portfolio you build will satisfy the Designated Funds requirement under certain optional living benefits. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled. . . . For Contracts with the Income Riser with 7% bonus, the following is the Build Your Own Portfolio model that applies to your Contract.

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® Total Return Bond Series	PIMCO Global Multi-Asset Managed Allocation Portfolio	AB Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Government Securities Portfolio	MFS® Global Tactical Allocation Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio
MFS® Corporate Bond Portfolio	MFS® Conservative Allocation Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Oppenheimer Capital Appreciation Fund/VA	MFS® Global Real Estate Portfolio
MFS® U.S. Government Money Market Portfolio	MFS® Moderate Allocation Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® Limited Maturity Portfolio	AB Dynamic Asset Allocation Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Series	MFS® International Value Portfolio	MFS® Emerging Markets Equity Portfolio
MFS® Inflation - Adjusted Bond Portfolio	PIMCO All Asset Portfolio	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Core Equity Portfolio	MFS® Research International Portfolio	MFS® High Yield Portfolio
JPMorgan Insurance Trust Core Bond Portfolio	Putnam VT Absolute Return 500 Fund	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Growth VIP Fund	Lazard Retirement Emerging Markets Equity Portfolio
		MFS® Growth Allocation Portfolio	Rational Dividend Capture VA Fund[1]	First Eagle Overseas Variable Fund	Templeton Global Bond VIP Fund
		BlackRock Global Allocation V.I. Fund	MFS® Mid Cap Value Portfolio	Oppenheimer Global Fund/VA
			JPMorgan Insurance Trust U.S. Equity Portfolio	Columbia Variable Portfolio - Select International Equity Fund
			Putnam VT Equity Income Fund	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)
MFS® International Growth Portfolio
MFS® Growth Series
Variable Portfolio - Loomis Sayles Growth Fund

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
Columbia Variable Portfolio - Large Cap Growth Fund
Rational Insider Buying VA Fund[1]
MFS® Mid Cap Growth Series
Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio
Invesco V.I. American Value Fund
AB International Growth Portfolio
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)
MFS® New Discovery Value Portfolio
MFS® New Discovery Series
AB Small/Mid Cap Value Portfolio
Invesco V.I. International Growth Fund
PIMCO StocksPLUS® Global Portfolio
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio
[1]	Only available if you purchased your Contract through a Huntington Bank representative.

For all Contracts purchased on or after August 17, 2009, and before February 8, 2010, including Contracts with SIR with a 6% bonus, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	20% to 70%	0% to 50%	0% to 30%	0% to 10%
MFS® Total Return Bond Series	AB Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Government Securities Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio
MFS® Corporate Bond Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Oppenheimer Capital Appreciation Fund/VA	MFS® Global Real Estate Portfolio
MFS® U.S. Government Money Market Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® Limited Maturity Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Series	MFS® International Value Portfolio	MFS® Emerging Markets Equity Portfolio
MFS® Inflation-Adjusted Bond Portfolio	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Core Equity Portfolio	MFS® Research International Portfolio	MFS® High Yield Portfolio
JPMorgan Insurance Trust Core Bond Portfolio	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Growth VIP Fund	Lazard Retirement Emerging Markets Equity Portfolio
	MFS® Conservative Allocation Portfolio	Rational Dividend Capture VA Fund[1]	First Eagle Overseas Variable Fund	PIMCO All Asset Portfolio
	MFS® Moderate Allocation Portfolio	MFS® Mid Cap Value Portfolio	Oppenheimer Global Fund/VA	Templeton Global Bond VIP Fund
	MFS® Growth Allocation Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	Columbia Variable Portfolio - Select International Equity Fund
	BlackRock Global Allocation V.I. Fund	Putnam VT Equity Income Fund	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)
	PIMCO Global Multi-Asset Managed Allocation Portfolio		MFS® International Growth Portfolio
	MFS® Global Tactical Allocation Portfolio		MFS® Growth Series
	AB Dynamic Asset Allocation Portfolio		Variable Portfolio - Loomis Sayles Growth Fund
	Putnam VT Absolute Return 500 Fund		Columbia Variable Portfolio - Large Cap Growth Fund
Rational Insider Buying VA Fund[1]
MFS® Mid Cap Growth Series
Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio
Invesco V.I. American Value Fund
AB International Growth Portfolio

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	20% to 70%	0% to 50%	0% to 30%	0% to 10%
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)
MFS® New Discovery Value Portfolio
MFS® New Discovery Series
AB Small/Mid Cap Value Portfolio
Invesco V.I. International Growth Fund
PIMCO StocksPLUS® Global Portfolio
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio
[1]	Only available if you purchased your Contract through a Huntington Bank representative.

For Contracts purchased after February 16, 2009, and prior to August 17, 2009, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	0% to 70%	0% to 70%	0% to 30%	0% to 10%
MFS® Total Return Bond Series	AB Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Government Securities Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio
MFS® Corporate Bond Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Oppenheimer Capital Appreciation Fund/VA	MFS® Global Real Estate Portfolio
MFS® U.S. Government Money Market Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® Limited Maturity Portfolio	Oppenheimer Conservative Balanced Fund/VA	MFS® Utilities Series	MFS® International Value Portfolio	MFS® Emerging Markets Equity Portfolio
MFS® Inflation - Adjusted Bond Portfolio	Invesco V.I. Equity and Income Fund	MFS® Core Equity Portfolio	MFS® Research International Portfolio	MFS® High Yield Portfolio
JPMorgan Insurance Trust Core Bond Portfolio	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Growth VIP Fund	Lazard Retirement Emerging Markets Equity Portfolio
	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	Rational Dividend Capture VA Fund[1]	First Eagle Overseas Variable Fund	PIMCO All Asset Portfolio
	MFS® Conservative Allocation Portfolio	MFS® Mid Cap Value Portfolio	Oppenheimer Global Fund/VA	Templeton Global Bond VIP Fund
	MFS® Moderate Allocation Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	Columbia Variable Portfolio - Select International Equity Fund
	MFS® Growth Allocation Portfolio	Putnam VT Equity Income Fund	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)
	BlackRock Global Allocation V.I. Fund		MFS® International Growth Portfolio
	PIMCO Global Multi-Asset Managed Allocation Portfolio		MFS® Growth Series
	MFS® Global Tactical Allocation Portfolio		Variable Portfolio - Loomis Sayles Growth Fund
	AB Dynamic Asset Allocation Portfolio		Columbia Variable Portfolio - Large Cap Growth Fund
	Putnam VT Absolute Return 500 Fund		Rational Insider Buying VA Fund[1]
MFS® Mid Cap Growth Series

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	0% to 70%	0% to 70%	0% to 30%	0% to 10%
Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio
Invesco V.I. American Value Fund
AB International Growth Portfolio
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)
MFS® New Discovery Value Portfolio
MFS® New Discovery Series
AB Small/Mid Cap Value Portfolio
Invesco V.I. International Growth Fund
PIMCO StocksPLUS® Global Portfolio
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio
[1]	Only available if you purchased your Contract through a Huntington Bank representative.

For Contracts purchased prior to February 17, 2009, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
25% to 80%	0% to 75%	0% to 75%	0% to 30%	0% to 10%
PIMCO Total Return Portfolio[7]	AB Balanced Wealth Strategy Portfolio[8]	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Total Return Bond Series[8]	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	MFS® High Yield Portfolio[8]
MFS® Government Securities Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Oppenheimer Capital Appreciation Fund/VA	PIMCO Emerging Markets Bond Portfolio
MFS® Corporate Bond Portfolio	Franklin Founding Funds Allocation VIP Fund[8]	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	MFS® Global Real Estate Portfolio
PIMCO Real Return Portfolio[7]	MFS® Total Return Series	MFS® Utilities Series	Oppenheimer Main Street Small Cap Fund/VA2	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® U.S. Government Money Market Portfolio	Oppenheimer Conservative Balanced Fund/VA	MFS® Blended Research® Core Equity Portfolio[2]	MFS® New Discovery Series	Templeton Developing Markets VIP Fund[6]
MFS® Limited Maturity Portfolio[8]	Invesco V.I. Equity and Income Fund[8]	MFS® Global Research Portfolio[2]	MFS® Mass Investors Growth Stock Portfolio[2]	MFS® Emerging Markets Equity Portfolio
MFS® Inflation-Adjusted Bond Portfolio[8]	Fidelity® Freedom 2010 Portfolio (of Variable Insurance Products Fund IV)[7]	MFS® Core Equity Portfolio	MFS® International Value Portfolio	MFS® Strategic Income Portfolio[1]
JPMorgan Insurance Trust Core Bond Portfolio[8]	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Foreign VIP Fund[6]	Lazard Retirement Emerging Markets Equity Portfolio[8]
	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	Oppenheimer Main St. Fund®/VA7	MFS® Research International Portfolio	PIMCO All Asset Portfolio
	MFS® Conservative Allocation Portfolio[8]	Rational Dividend Capture VA Fund[5]	Templeton Growth VIP Fund	Templeton Global Bond VIP Fund[8]
	MFS® Moderate Allocation Portfolio[8]	MFS® Mid Cap Value Portfolio[8]	First Eagle Overseas Variable Fund
	MFS® Growth Allocation Portfolio[8]	JPMorgan Insurance Trust U.S. Equity Portfolio[8]	Oppenheimer Global Fund/VA
	BlackRock Global Allocation V.I. Fund[8]	Putnam VT Equity Income Fund[8]	Columbia Variable Portfolio - Select International Equity Fund
	PIMCO Global Multi-Asset Managed Allocation Portfolio[8]		Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)
	MFS® Global Tactical Allocation Portfolio		Wanger USA[3]
	AB Dynamic Asset Allocation Portfolio[8]		Wanger Select[3]

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
25% to 80%	0% to 75%	0% to 75%	0% to 30%	0% to 10%
	Putnam VT Absolute Return 500 Fund[8]		Columbia Variable Portfolio - Small Cap Value Fund[3]
MFS® International Growth Portfolio
MFS® Growth Series
Variable Portfolio - Loomis Sayles Growth Fund[4]
Columbia Variable Portfolio - Large Cap Growth Fund[4]
MFS® Global Growth Portfolio[1]
Rational Insider Buying VA Fund[5]
MFS® Mid Cap Growth Series[8]
Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio[8]
Invesco V.I. American Value Fund[8]
AB International Growth Portfolio[8]
AB International Value Portfolio[7,8]
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund IV)[8]
MFS® New Discovery Value Portfolio[8]
AB Small/Mid Cap Value Portfolio[8]
Invesco V.I. International Growth Fund[8]
PIMCO StocksPLUS® Global Portfolio[8]
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio[8]
[1]	Only available if you purchased your Contract before February 2, 2004.

[2]	Only available if you purchased your Contract before March 5, 2007.

[3]	Only available if you purchased your Contract through a Bank of America representative before April 22, 2007.

[4]	Only B Class shares available if you purchased your Contract on or after March 5, 2007. Only A Class shares available if you purchased your Contract through Bank of America representative before March 5, 2007.

[5]	Only available if you purchased your Contract through a Huntington Bank representative.

[6]	Only available if you purchased your Contract before March 10, 2008.

[7]	Only available if you purchased your Contract before October 20, 2008.

[8]	Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

APPENDIX R - CONDENSED FINANCIAL INFORMATION

The following information for Masters Flex should be read in conjunction with the Variable Account’s financial statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown. Calculated unit values are provided for portfolios with zero accumulated units at year end.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
AB Dynamic Asset Allocation Portfolio, Class B	01	2016	10.9325	11.1141	1,279,211
	01	2015	11.2623	10.9325	1,398,701
	01	2014	10.9889	11.2623	1,594,435
	01	2013	9.9821	10.9889	1,499,014
	01	2012	9.3981	9.9821	251,645
	01	2011	10.0000	9.3981	35,337

	02	2016	10.8290	10.9865	81,958
	02	2015	11.1785	10.8290	99,213
	02	2014	10.9294	11.1785	93,568
	02	2013	9.9482	10.9294	88,397
	02	2012	9.3854	9.9482	31,379
	02	2011	10.0000	9.3854	29,739

	03	2016	10.8034	10.9549	0
	03	2015	11.1577	10.8034	0
	03	2014	10.9146	11.1577	4,320
	03	2013	9.9398	10.9146	4,383
	03	2012	9.3822	9.9398	0
	03	2011	10.0000	9.3822	0

	04	2016	10.7264	10.8601	337,659
	04	2015	11.0951	10.7264	435,369
	04	2014	10.8700	11.0951	499,643
	04	2013	9.9144	10.8700	430,381
	04	2012	9.3727	9.9144	65,655
	04	2011	10.0000	9.3727	519

	05	2016	10.7008	10.8287	0
	05	2015	11.0743	10.7008	7,094
	05	2014	10.8552	11.0743	0
	05	2013	9.9060	10.8552	0
	05	2012	9.3695	9.9060	0
	05	2011	10.0000	9.3695	0

	06	2016	10.6245	10.7350	0
	06	2015	11.0122	10.6245	0
	06	2014	10.8109	11.0122	0
	06	2013	9.8807	10.8109	0
	06	2012	9.3600	9.8807	0
	06	2011	10.0000	9.3600	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2016	10.5992	10.7040	0
	07	2015	10.9916	10.5992	0
	07	2014	10.7962	10.9916	0
	07	2013	9.8722	10.7962	0
	07	2012	9.3568	9.8722	0
	07	2011	10.0000	9.3568	0
	08	2016	10.4983	10.5805	0
	08	2015	10.9093	10.4983	0
	08	2014	10.7373	10.9093	0
	08	2013	9.8386	10.7373	0
	08	2012	9.3441	9.8386	0
	08	2011	10.0000	9.3441	0

AB International Growth Portfolio, Class B	01	2016	8.3737	7.6534	215,691
	01	2015	8.7035	8.3737	233,005
	01	2014	8.9765	8.7035	268,551
	01	2013	8.0542	8.9765	320,945
	01	2012	7.1071	8.0542	338,063
	01	2011	8.6073	7.1071	413,315
	01	2010	7.7716	8.6073	381,556
	01	2009	5.6752	7.7716	300,021
	01	2008	10.0000	5.6752	98,827

	02	2016	8.2415	7.5171	40,873
	02	2015	8.5835	8.2415	34,021
	02	2014	8.8708	8.5835	43,144
	02	2013	7.9756	8.8708	54,321
	02	2012	7.0522	7.9756	69,042
	02	2011	8.5581	7.0522	68,273
	02	2010	7.7429	8.5581	68,088
	02	2009	5.6658	7.7429	75,109
	02	2008	10.0000	5.6658	53,740

	03	2016	8.2089	7.4836	468
	03	2015	8.5538	8.2089	426
	03	2014	8.8447	8.5538	424
	03	2013	7.9561	8.8447	414
	03	2012	7.0386	7.9561	423
	03	2011	8.5459	7.0386	445
	03	2010	7.7358	8.5459	372
	03	2009	5.6634	7.7358	395
	03	2008	10.0000	5.6634	0

	04	2016	8.1110	7.3831	44,658
	04	2015	8.4649	8.1110	42,911
	04	2014	8.7662	8.4649	44,574
	04	2013	7.8976	8.7662	53,557
	04	2012	6.9975	7.8976	74,189
	04	2011	8.5091	6.9975	80,335
	04	2010	7.7143	8.5091	67,408
	04	2009	5.6564	7.7143	32,890
	04	2008	10.0000	5.6564	7,294

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2016	8.0787	7.3499	0
	05	2015	8.4355	8.0787	0
	05	2014	8.7402	8.4355	0
	05	2013	7.8782	8.7402	0
	05	2012	6.9839	7.8782	0
	05	2011	8.4969	6.9839	0
	05	2010	7.7072	8.4969	0
	05	2009	5.6540	7.7072	0
	05	2008	10.0000	5.6540	0

	06	2016	7.9825	7.2512	0
	06	2015	8.3478	7.9825	0
	06	2014	8.6626	8.3478	0
	06	2013	7.8202	8.6626	0
	06	2012	6.9432	7.8202	0
	06	2011	8.4604	6.9432	0
	06	2010	7.6858	8.4604	0
	06	2009	5.6470	7.6858	0
	06	2008	10.0000	5.6470	0

	07	2016	7.9507	7.2186	0
	07	2015	8.3187	7.9507	0
	07	2014	8.6368	8.3187	0
	07	2013	7.8010	8.6368	0
	07	2012	6.9297	7.8010	188
	07	2011	8.4482	6.9297	192
	07	2010	7.6787	8.4482	166
	07	2009	5.6446	7.6787	166
	07	2008	10.0000	5.6446	181

	08	2016	7.8244	7.0894	0
	08	2015	8.2034	7.8244	0
	08	2014	8.5346	8.2034	0
	08	2013	7.7244	8.5346	0
	08	2012	6.8758	7.7244	0
	08	2011	8.3997	6.8758	0
	08	2010	7.6502	8.3997	0
	08	2009	5.6352	7.6502	0
	08	2008	10.0000	5.6352	0

AB Small/Mid Cap Value Portfolio, Class B	01	2016	16.4336	20.1696	98,269
	01	2015	17.7182	16.4336	117,921
	01	2014	16.5361	17.7182	133,842
	01	2013	12.2159	16.5361	154,802
	01	2012	10.4853	12.2159	41,044
	01	2011	10.0000	10.4853	121

	02	2016	16.2908	19.9537	32,768
	02	2015	17.6001	16.2908	21,915
	02	2014	16.4594	17.6001	22,470
	02	2013	12.1840	16.4594	20,448
	02	2012	10.4793	12.1840	15,154
	02	2011	10.0000	10.4793	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2016	16.2555	19.9003	0
	03	2015	17.5708	16.2555	0
	03	2014	16.4403	17.5708	0
	03	2013	12.1760	16.4403	0
	03	2012	10.4779	12.1760	0
	03	2011	10.0000	10.4779	0

	04	2016	16.1491	19.7397	11,032
	04	2015	17.4826	16.1491	12,630
	04	2014	16.3829	17.4826	21,792
	04	2013	12.1521	16.3829	42,770
	04	2012	10.4734	12.1521	0
	04	2011	10.0000	10.4734	0

	05	2016	16.1137	19.6865	0
	05	2015	17.4532	16.1137	0
	05	2014	16.3637	17.4532	0
	05	2013	12.1441	16.3637	0
	05	2012	10.4719	12.1441	0
	05	2011	10.0000	10.4719	0

	06	2016	16.0083	19.5277	191
	06	2015	17.3656	16.0083	0
	06	2014	16.3066	17.3656	0
	06	2013	12.1202	16.3066	0
	06	2012	10.4674	12.1202	0
	06	2011	10.0000	10.4674	0

	07	2016	15.9732	19.4750	0
	07	2015	17.3364	15.9732	0
	07	2014	16.2875	17.3364	0
	07	2013	12.1123	16.2875	0
	07	2012	10.4659	12.1123	0
	07	2011	10.0000	10.4659	0

	08	2016	15.8337	19.2654	0
	08	2015	17.2203	15.8337	0
	08	2014	16.2115	17.2203	0
	08	2013	12.0804	16.2115	0
	08	2012	10.4599	12.0804	0
	08	2011	10.0000	10.4599	0

AB Balanced Wealth Strategy Portfolio, Class B	01	2016	12.9083	13.2594	1,088,839
	01	2015	12.9572	12.9083	1,125,129
	01	2014	12.3001	12.9572	1,309,516
	01	2013	10.7561	12.3001	1,584,521
	01	2012	9.6471	10.7561	1,736,421
	01	2011	10.1178	9.6471	1,881,783
	01	2010	9.3270	10.1178	2,050,087
	01	2009	7.6202	9.3270	1,784,489
	01	2008	10.0000	7.6202	508,051

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2016	12.7045	13.0236	218,537
	02	2015	12.7786	12.7045	267,151
	02	2014	12.1553	12.7786	302,148
	02	2013	10.6511	12.1553	256,494
	02	2012	9.5725	10.6511	336,328
	02	2011	10.0600	9.5725	373,813
	02	2010	9.2927	10.0600	435,327
	02	2009	7.6076	9.2927	526,947
	02	2008	10.0000	7.6076	302,611

	03	2016	12.6542	12.9654	537
	03	2015	12.7345	12.6542	3,908
	03	2014	12.1195	12.7345	4,435
	03	2013	10.6251	12.1195	5,003
	03	2012	9.5540	10.6251	5,655
	03	2011	10.0457	9.5540	5,787
	03	2010	9.2841	10.0457	6,871
	03	2009	7.6045	9.2841	11,870
	03	2008	10.0000	7.6045	0

	04	2016	12.5036	12.7914	85,660
	04	2015	12.6022	12.5036	102,758
	04	2014	12.0119	12.6022	124,124
	04	2013	10.5470	12.0119	154,737
	04	2012	9.4984	10.5470	164,245
	04	2011	10.0025	9.4984	162,046
	04	2010	9.2584	10.0025	165,497
	04	2009	7.5950	9.2584	92,095
	04	2008	10.0000	7.5950	2,449

	05	2016	12.4537	12.7339	0
	05	2015	12.5583	12.4537	1,534
	05	2014	11.9763	12.5583	0
	05	2013	10.5211	11.9763	0
	05	2012	9.4799	10.5211	0
	05	2011	9.9881	9.4799	0
	05	2010	9.2498	9.9881	0
	05	2009	7.5919	9.2498	0
	05	2008	10.0000	7.5919	0

	06	2016	12.3054	12.5630	3,924
	06	2015	12.4278	12.3054	3,912
	06	2014	11.8700	12.4278	4,454
	06	2013	10.4437	11.8700	4,874
	06	2012	9.4247	10.4437	0
	06	2011	9.9452	9.4247	0
	06	2010	9.2242	9.9452	0
	06	2009	7.5824	9.2242	0
	06	2008	10.0000	7.5824	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2016	12.2564	12.5066	0
	07	2015	12.3846	12.2564	0
	07	2014	11.8348	12.3846	0
	07	2013	10.4180	11.8348	0
	07	2012	9.4064	10.4180	0
	07	2011	9.9309	9.4064	0
	07	2010	9.2156	9.9309	0
	07	2009	7.5793	9.2156	0
	07	2008	10.0000	7.5793	0

	08	2016	12.0618	12.2829	0
	08	2015	12.2130	12.0618	0
	08	2014	11.6947	12.2130	0
	08	2013	10.3158	11.6947	0
	08	2012	9.3333	10.3158	0
	08	2011	9.8738	9.3333	0
	08	2010	9.1815	9.8738	0
	08	2009	7.5667	9.1815	0
	08	2008	10.0000	7.5667	0

AB International Value Portfolio, Class B	01	2016	7.2448	7.0684	1,643,005
	01	2015	7.1935	7.2448	1,756,328
	01	2014	7.8194	7.1935	2,101,914
	01	2013	6.4781	7.8194	2,321,059
	01	2012	5.7685	6.4781	2,983,793
	01	2011	7.2804	5.7685	3,546,247
	01	2010	7.0973	7.2804	3,508,578
	01	2009	5.3710	7.0973	3,683,874
	01	2008	10.0000	5.3710	4,086,605

	02	2016	7.1303	6.9426	892,473
	02	2015	7.0943	7.1303	943,223
	02	2014	7.7273	7.0943	1,144,687
	02	2013	6.4149	7.7273	1,315,871
	02	2012	5.7239	6.4149	1,709,740
	02	2011	7.2388	5.7239	2,013,385
	02	2010	7.0711	7.2388	1,977,577
	02	2009	5.3621	7.0711	2,018,201
	02	2008	10.0000	5.3621	2,140,685

	03	2016	7.1021	6.9115	5,739
	03	2015	7.0698	7.1021	8,474
	03	2014	7.7045	7.0698	10,275
	03	2013	6.3992	7.7045	8,703
	03	2012	5.7128	6.3992	10,622
	03	2011	7.2284	5.7128	11,455
	03	2010	7.0646	7.2284	13,964
	03	2009	5.3598	7.0646	18,076
	03	2008	10.0000	5.3598	22,855

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2016	7.0174	6.8187	125,648
	04	2015	6.9963	7.0174	128,444
	04	2014	7.6361	6.9963	156,334
	04	2013	6.3521	7.6361	166,081
	04	2012	5.6795	6.3521	178,771
	04	2011	7.1973	5.6795	220,860
	04	2010	7.0450	7.1973	235,379
	04	2009	5.3532	7.0450	239,763
	04	2008	10.0000	5.3532	261,208

	05	2016	6.9895	6.7881	0
	05	2015	6.9720	6.9895	0
	05	2014	7.6135	6.9720	0
	05	2013	6.3365	7.6135	0
	05	2012	5.6685	6.3365	0
	05	2011	7.1870	5.6685	0
	05	2010	7.0384	7.1870	0
	05	2009	5.3509	7.0384	0
	05	2008	10.0000	5.3509	0

	06	2016	6.9062	6.6969	0
	06	2015	6.8995	6.9062	0
	06	2014	7.5459	6.8995	0
	06	2013	6.2898	7.5459	345
	06	2012	5.6354	6.2898	406
	06	2011	7.1561	5.6354	407
	06	2010	7.0189	7.1561	335
	06	2009	5.3443	7.0189	1,892
	06	2008	10.0000	5.3443	3,189

	07	2016	6.8786	6.6668	0
	07	2015	6.8755	6.8786	0
	07	2014	7.5235	6.8755	0
	07	2013	6.2744	7.5235	1,240
	07	2012	5.6245	6.2744	1,598
	07	2011	7.1458	5.6245	1,599
	07	2010	7.0124	7.1458	2,940
	07	2009	5.3420	7.0124	6,685
	07	2008	10.0000	5.3420	1,618

	08	2016	6.7694	6.5475	0
	08	2015	6.7801	6.7694	0
	08	2014	7.4344	6.7801	0
	08	2013	6.2128	7.4344	0
	08	2012	5.5807	6.2128	0
	08	2011	7.1047	5.5807	0
	08	2010	6.9864	7.1047	0
	08	2009	5.3331	6.9864	0
	08	2008	10.0000	5.3331	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
BlackRock Global Allocation V.I. Fund, Class III	01	2016	14.5561	14.8607	9,913,152
	01	2015	14.9499	14.5561	11,180,936
	01	2014	14.9126	14.9499	12,921,646
	01	2013	13.2523	14.9126	16,504,124
	01	2012	12.2544	13.2523	19,140,072
	01	2011	12.9302	12.2544	20,564,795
	01	2010	11.9778	12.9302	20,347,531
	01	2009	10.0720	11.9778	14,489,451
	01	2008	10.0000	10.0720	758,602

	02	2016	14.3442	14.6145	1,986,862
	02	2015	14.7623	14.3442	2,229,630
	02	2014	14.7555	14.7623	2,472,429
	02	2013	13.1394	14.7555	2,946,131
	02	2012	12.1749	13.1394	3,568,719
	02	2011	12.8725	12.1749	3,913,986
	02	2010	11.9487	12.8725	3,821,727
	02	2009	10.0679	11.9487	3,506,196
	02	2008	10.0000	10.0679	220,728

	03	2016	14.2919	14.5538	11,767
	03	2015	14.7159	14.2919	15,767
	03	2014	14.7166	14.7159	20,585
	03	2013	13.1114	14.7166	24,000
	03	2012	12.1552	13.1114	20,363
	03	2011	12.8581	12.1552	20,303
	03	2010	11.9414	12.8581	19,479
	03	2009	10.0669	11.9414	25,661
	03	2008	10.0000	10.0669	0

	04	2016	14.1350	14.3721	1,305,413
	04	2015	14.5768	14.1350	1,444,292
	04	2014	14.5998	14.5768	1,703,000
	04	2013	13.0273	14.5998	2,301,902
	04	2012	12.0958	13.0273	2,485,428
	04	2011	12.8149	12.0958	2,494,209
	04	2010	11.9195	12.8149	2,383,570
	04	2009	10.0639	11.9195	1,190,736
	04	2008	10.0000	10.0639	34,766

	05	2016	14.0831	14.3120	9,728
	05	2015	14.5307	14.0831	11,840
	05	2014	14.5611	14.5307	9,303
	05	2013	12.9994	14.5611	9,623
	05	2012	12.0761	12.9994	0
	05	2011	12.8005	12.0761	664
	05	2010	11.9122	12.8005	636
	05	2009	10.0629	11.9122	41,023
	05	2008	10.0000	10.0629	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2016	13.9285	14.1332	5,704
	06	2015	14.3932	13.9285	5,457
	06	2014	14.4455	14.3932	5,555
	06	2013	12.9160	14.4455	19,559
	06	2012	12.0171	12.9160	10,439
	06	2011	12.7575	12.0171	3,922
	06	2010	11.8904	12.7575	4,821
	06	2009	10.0598	11.8904	1,811
	06	2008	10.0000	10.0598	0

	07	2016	13.8773	14.0741	0
	07	2015	14.3477	13.8773	0
	07	2014	14.4071	14.3477	0
	07	2013	12.8883	14.4071	0
	07	2012	11.9975	12.8883	1,579
	07	2011	12.7432	11.9975	0
	07	2010	11.8831	12.7432	40
	07	2009	10.0588	11.8831	68
	07	2008	10.0000	10.0588	0

	08	2016	13.6742	13.8397	0
	08	2015	14.1667	13.6742	0
	08	2014	14.2545	14.1667	0
	08	2013	12.7779	14.2545	0
	08	2012	11.9192	12.7779	0
	08	2011	12.6860	11.9192	0
	08	2010	11.8540	12.6860	0
	08	2009	10.0547	11.8540	0
	08	2008	10.0000	10.0547	0

Variable Portfolio - Loomis Sayles Growth Fund, Class 1	01	2016	17.8578	10.4358	0
	01	2015	17.7713	17.8578	0
	01	2014	16.5136	17.7713	0
	01	2013	12.3786	16.5136	427
	01	2012	11.2149	12.3786	427
	01	2011	11.7119	11.2149	427
	01	2010	9.7971	11.7119	428
	01	2009	7.8645	9.7971	0
	01	2008	13.2067	7.8645	0
	01	2007	11.4316	13.2067	0

	02	2016	17.4696	10.4215	0
	02	2015	17.4205	17.4696	0
	02	2014	16.2206	17.4205	0
	02	2013	12.1837	16.2206	0
	02	2012	11.0610	12.1837	0
	02	2011	11.5747	11.0610	0
	02	2010	9.7020	11.5747	9,047
	02	2009	7.8041	9.7020	9,964
	02	2008	13.1322	7.8041	16,229
	02	2007	11.3903	13.1322	8,149

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2016	17.3743	10.4180	0
	03	2015	17.3342	17.3743	0
	03	2014	16.1485	17.3342	0
	03	2013	12.1357	16.1485	0
	03	2012	11.0230	12.1357	0
	03	2011	11.5408	11.0230	0
	03	2010	9.6785	11.5408	0
	03	2009	7.7891	9.6785	0
	03	2008	13.1136	7.7891	0
	03	2007	11.3800	13.1136	0

	04	2016	17.0894	10.4073	0
	04	2015	17.0761	17.0894	0
	04	2014	15.9324	17.0761	0
	04	2013	11.9917	15.9324	0
	04	2012	10.9090	11.9917	0
	04	2011	11.4389	10.9090	0
	04	2010	9.6078	11.4389	0
	04	2009	7.7441	9.6078	0
	04	2008	13.0579	7.7441	0
	04	2007	11.3491	13.0579	0

	05	2016	16.9954	10.4037	0
	05	2015	16.9909	16.9954	0
	05	2014	15.8610	16.9909	0
	05	2013	11.9441	15.8610	0
	05	2012	10.8713	11.9441	0
	05	2011	11.4051	10.8713	0
	05	2010	9.5843	11.4051	0
	05	2009	7.7291	9.5843	0
	05	2008	13.0393	7.7291	0
	05	2007	11.3388	13.0393	0

	06	2016	16.7167	10.3930	0
	06	2015	16.7379	16.7167	0
	06	2014	15.6488	16.7379	0
	06	2013	11.8023	15.6488	0
	06	2012	10.7588	11.8023	0
	06	2011	11.3044	10.7588	0
	06	2010	9.5142	11.3044	0
	06	2009	7.6844	9.5142	0
	06	2008	12.9839	7.6844	0
	06	2007	11.3080	12.9839	0

	07	2016	16.6248	10.3895	0
	07	2015	16.6544	16.6248	0
	07	2014	15.5787	16.6544	0
	07	2013	11.7555	15.5787	0
	07	2012	10.7216	11.7555	0
	07	2011	11.2710	10.7216	0
	07	2010	9.4910	11.2710	0
	07	2009	7.6695	9.4910	0
	07	2008	12.9655	7.6695	0
	07	2007	11.2978	12.9655	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2016	16.2616	10.3752	0
	08	2015	16.3239	16.2616	0
	08	2014	15.3009	16.3239	0
	08	2013	11.5695	15.3009	0
	08	2012	10.5737	11.5695	0
	08	2011	11.1383	10.5737	0
	08	2010	9.3984	11.1383	0
	08	2009	7.6103	9.3984	0
	08	2008	12.8919	7.6103	0
	08	2007	11.2568	12.8919	0

Variable Portfolio - Loomis Sayles Growth Fund, Class 2	01	2016	15.6245	10.4197	600,241
	01	2015	15.5937	15.6245	453,839
	01	2014	14.5240	15.5937	551,369
	01	2013	10.9138	14.5240	608,426
	01	2012	9.9163	10.9138	775,956
	01	2011	10.3762	9.9163	828,625
	01	2010	8.7001	10.3762	886,118
	01	2009	7.0027	8.7001	890,876
	01	2008	11.7878	7.0027	537,847
	01	2007	10.0000	11.7878	228,203

	02	2016	15.3460	10.4054	194,826
	02	2015	15.3470	15.3460	170,122
	02	2014	14.3233	15.3470	222,881
	02	2013	10.7850	14.3233	256,751
	02	2012	9.8193	10.7850	388,307
	02	2011	10.2956	9.8193	419,009
	02	2010	8.6501	10.2956	466,960
	02	2009	6.9766	8.6501	468,202
	02	2008	11.7680	6.9766	229,876
	02	2007	10.0000	11.7680	97,722

	03	2016	15.2774	10.4019	7,329
	03	2015	15.2861	15.2774	4,817
	03	2014	14.2738	15.2861	4,899
	03	2013	10.7531	14.2738	5,210
	03	2012	9.7953	10.7531	3,268
	03	2011	10.2756	9.7953	4,033
	03	2010	8.6377	10.2756	7,137
	03	2009	6.9702	8.6377	7,139
	03	2008	11.7631	6.9702	7,533
	03	2007	10.0000	11.7631	5,975

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2016	15.0719	10.3912	132,108
	04	2015	15.1037	15.0719	111,387
	04	2014	14.1250	15.1037	125,221
	04	2013	10.6574	14.1250	117,992
	04	2012	9.7231	10.6574	139,469
	04	2011	10.2155	9.7231	233,021
	04	2010	8.6003	10.2155	223,702
	04	2009	6.9506	8.6003	206,476
	04	2008	11.7482	6.9506	188,130
	04	2007	10.0000	11.7482	21,507

	05	2016	15.0040	10.3876	0
	05	2015	15.0434	15.0040	0
	05	2014	14.0758	15.0434	0
	05	2013	10.6257	14.0758	0
	05	2012	9.6991	10.6257	0
	05	2011	10.1955	9.6991	0
	05	2010	8.5879	10.1955	0
	05	2009	6.9442	8.5879	0
	05	2008	11.7433	6.9442	0
	05	2007	10.0000	11.7433	0

	06	2016	14.8023	10.3770	2,351
	06	2015	14.8639	14.8023	2,114
	06	2014	13.9292	14.8639	5,127
	06	2013	10.5311	13.9292	9,919
	06	2012	9.6276	10.5311	2,528
	06	2011	10.1358	9.6276	8,109
	06	2010	8.5507	10.1358	2,116
	06	2009	6.9247	8.5507	2,116
	06	2008	11.7285	6.9247	0
	06	2007	10.0000	11.7285	0

	07	2016	14.7357	10.3734	0
	07	2015	14.8045	14.7357	0
	07	2014	13.8807	14.8045	0
	07	2013	10.4998	13.8807	0
	07	2012	9.6039	10.4998	2,569
	07	2011	10.1160	9.6039	7,366
	07	2010	8.5384	10.1160	7,268
	07	2009	6.9182	8.5384	10,571
	07	2008	11.7235	6.9182	0
	07	2007	10.0000	11.7235	0

	08	2016	14.4716	10.3592	0
	08	2015	14.5690	14.4716	0
	08	2014	13.6878	14.5690	0
	08	2013	10.3751	13.6878	0
	08	2012	9.5094	10.3751	0
	08	2011	10.0370	9.5094	0
	08	2010	8.4890	10.0370	0
	08	2009	6.8924	8.4890	0
	08	2008	11.7038	6.8924	0
	08	2007	10.0000	11.7038	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Columbia Variable Portfolio - Small Cap Value Fund, Class 2	01	2016	16.0724	20.9828	563
	01	2015	17.4442	16.0724	768
	01	2014	17.2118	17.4442	757
	01	2013	13.0561	17.2118	751
	01	2012	11.9333	13.0561	862
	01	2011	12.9257	11.9333	851
	01	2010	10.3921	12.9257	833
	01	2009	8.4535	10.3921	953
	01	2008	11.9645	8.4535	956
	01	2007	12.4883	11.9645	962

	02	2016	15.7231	20.4850	636
	02	2015	17.0999	15.7231	321
	02	2014	16.9065	17.0999	320
	02	2013	12.8506	16.9065	320
	02	2012	11.7696	12.8506	320
	02	2011	12.7743	11.7696	320
	02	2010	10.2913	12.7743	188
	02	2009	8.3885	10.2913	0
	02	2008	11.8970	8.3885	0
	02	2007	12.4433	11.8970	0

	03	2016	15.6372	20.3628	0
	03	2015	17.0151	15.6372	0
	03	2014	16.8312	17.0151	0
	03	2013	12.7999	16.8312	0
	03	2012	11.7291	12.7999	0
	03	2011	12.7368	11.7291	0
	03	2010	10.2663	12.7368	0
	03	2009	8.3725	10.2663	0
	03	2008	11.8802	8.3725	0
	03	2007	12.4321	11.8802	0

	04	2016	15.3808	19.9982	0
	04	2015	16.7617	15.3808	0
	04	2014	16.6060	16.7617	0
	04	2013	12.6480	16.6060	0
	04	2012	11.6078	12.6480	0
	04	2011	12.6244	11.6078	0
	04	2010	10.1913	12.6244	0
	04	2009	8.3240	10.1913	0
	04	2008	11.8297	8.3240	0
	04	2007	12.3983	11.8297	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2016	15.2962	19.8781	0
	05	2015	16.6781	15.2962	0
	05	2014	16.5316	16.6781	0
	05	2013	12.5978	16.5316	0
	05	2012	11.5676	12.5978	0
	05	2011	12.5871	11.5676	0
	05	2010	10.1664	12.5871	0
	05	2009	8.3079	10.1664	0
	05	2008	11.8129	8.3079	0
	05	2007	12.3871	11.8129	0

	06	2016	15.0453	19.5220	0
	06	2015	16.4297	15.0453	0
	06	2014	16.3104	16.4297	0
	06	2013	12.4482	16.3104	0
	06	2012	11.4479	12.4482	0
	06	2011	12.4759	11.4479	0
	06	2010	10.0921	12.4759	0
	06	2009	8.2598	10.0921	0
	06	2008	11.7626	8.2598	0
	06	2007	12.3534	11.7626	0

	07	2016	14.9626	19.4048	0
	07	2015	16.3477	14.9626	0
	07	2014	16.2373	16.3477	0
	07	2013	12.3988	16.2373	0
	07	2012	11.4083	12.3988	0
	07	2011	12.4391	11.4083	0
	07	2010	10.0674	12.4391	0
	07	2009	8.2439	10.0674	0
	07	2008	11.7459	8.2439	0
	07	2007	12.3422	11.7459	0

	08	2016	14.6357	18.9420	0
	08	2015	16.0233	14.6357	0
	08	2014	15.9478	16.0233	0
	08	2013	12.2026	15.9478	0
	08	2012	11.2510	12.2026	0
	08	2011	12.2926	11.2510	0
	08	2010	9.9692	12.2926	0
	08	2009	8.1802	9.9692	0
	08	2008	11.6793	8.1802	0
	08	2007	12.2975	11.6793	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Columbia Variable Portfolio - Large Cap Growth Fund, Class 1	01	2016	17.7677	10.4482	2,835
	01	2015	17.7915	17.7677	2,477
	01	2014	16.5870	17.7915	2,621
	01	2013	11.8408	16.5870	2,840
	01	2012	10.8099	11.8408	3,484
	01	2011	12.4799	10.8099	3,532
	01	2010	10.8073	12.4799	3,338
	01	2009	8.6479	10.8073	4,382
	01	2008	15.5825	8.6479	4,522
	01	2007	13.2834	15.5825	4,363

	02	2016	17.3815	10.4339	1,364
	02	2015	17.4403	17.3815	0
	02	2014	16.2928	17.4403	0
	02	2013	11.6544	16.2928	0
	02	2012	10.6616	11.6544	0
	02	2011	12.3337	10.6616	0
	02	2010	10.7024	12.3337	0
	02	2009	8.5815	10.7024	0
	02	2008	15.4946	8.5815	0
	02	2007	13.2355	15.4946	0

	03	2016	17.2867	10.4303	0
	03	2015	17.3540	17.2867	0
	03	2014	16.2203	17.3540	0
	03	2013	11.6084	16.2203	0
	03	2012	10.6250	11.6084	0
	03	2011	12.2975	10.6250	0
	03	2010	10.6765	12.2975	0
	03	2009	8.5650	10.6765	0
	03	2008	15.4727	8.5650	0
	03	2007	13.2236	15.4727	0

	04	2016	17.0031	10.4196	0
	04	2015	17.0955	17.0031	0
	04	2014	16.0032	17.0955	0
	04	2013	11.4706	16.0032	0
	04	2012	10.5150	11.4706	0
	04	2011	12.1890	10.5150	0
	04	2010	10.5984	12.1890	0
	04	2009	8.5155	10.5984	0
	04	2008	15.4070	8.5155	0
	04	2007	13.1877	15.4070	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2016	16.9096	10.4161	0
	05	2015	17.0101	16.9096	0
	05	2014	15.9315	17.0101	0
	05	2013	11.4250	15.9315	0
	05	2012	10.4786	11.4250	0
	05	2011	12.1530	10.4786	0
	05	2010	10.5725	12.1530	0
	05	2009	8.4990	10.5725	0
	05	2008	15.3851	8.4990	0
	05	2007	13.1757	15.3851	0

	06	2016	16.6322	10.4054	0
	06	2015	16.7568	16.6322	0
	06	2014	15.7183	16.7568	0
	06	2013	11.2894	15.7183	0
	06	2012	10.3702	11.2894	0
	06	2011	12.0456	10.3702	0
	06	2010	10.4952	12.0456	0
	06	2009	8.4498	10.4952	0
	06	2008	15.3197	8.4498	0
	06	2007	13.1400	15.3197	0

	07	2016	16.5408	10.4018	0
	07	2015	16.6732	16.5408	0
	07	2014	15.6479	16.6732	0
	07	2013	11.2446	15.6479	0
	07	2012	10.3343	11.2446	0
	07	2011	12.0101	10.3343	0
	07	2010	10.4696	12.0101	0
	07	2009	8.4335	10.4696	0
	07	2008	15.2979	8.4335	0
	07	2007	13.1280	15.2979	0

	08	2016	16.1794	10.3875	0
	08	2015	16.3423	16.1794	0
	08	2014	15.3688	16.3423	0
	08	2013	11.0667	15.3688	0
	08	2012	10.1918	11.0667	0
	08	2011	11.8686	10.1918	0
	08	2010	10.3675	11.8686	0
	08	2009	8.3683	10.3675	0
	08	2008	15.2111	8.3683	0
	08	2007	13.0804	15.2111	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Columbia Variable Portfolio - Large Cap Growth Fund, Class 2	01	2016	13.5703	10.4325	2,118,671
	01	2015	13.6264	13.5703	1,764,091
	01	2014	12.7317	13.6264	2,109,072
	01	2013	9.1163	12.7317	2,671,400
	01	2012	8.3422	9.1163	3,730,171
	01	2011	9.6511	8.3422	4,360,227
	01	2010	8.3782	9.6511	4,669,809
	01	2009	6.7183	8.3782	5,298,308
	01	2008	12.1483	6.7183	5,385,431
	01	2007	10.0000	12.1483	2,016,682

	02	2016	13.3283	10.4183	1,259,112
	02	2015	13.4107	13.3283	1,053,774
	02	2014	12.5557	13.4107	1,241,472
	02	2013	9.0086	12.5557	1,515,769
	02	2012	8.2606	9.0086	2,148,919
	02	2011	9.5761	8.2606	2,485,972
	02	2010	8.3300	9.5761	2,708,868
	02	2009	6.6933	8.3300	3,056,176
	02	2008	12.1279	6.6933	3,236,267
	02	2007	10.0000	12.1279	1,279,732

	03	2016	13.2687	10.4148	9,671
	03	2015	13.3575	13.2687	10,771
	03	2014	12.5123	13.3575	13,780
	03	2013	8.9820	12.5123	15,975
	03	2012	8.2404	8.9820	27,868
	03	2011	9.5575	8.2404	28,132
	03	2010	8.3181	9.5575	40,150
	03	2009	6.6871	8.3181	45,324
	03	2008	12.1228	6.6871	51,787
	03	2007	10.0000	12.1228	40,874

	04	2016	13.0902	10.4040	227,738
	04	2015	13.1981	13.0902	188,372
	04	2014	12.3819	13.1981	240,839
	04	2013	8.9020	12.3819	304,604
	04	2012	8.1796	8.9020	377,076
	04	2011	9.5015	8.1796	419,544
	04	2010	8.2821	9.5015	431,716
	04	2009	6.6684	8.2821	446,937
	04	2008	12.1075	6.6684	488,257
	04	2007	10.0000	12.1075	296,692

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2016	13.0313	10.4005	1,712
	05	2015	13.1453	13.0313	1,287
	05	2014	12.3387	13.1453	1,338
	05	2013	8.8755	12.3387	1,428
	05	2012	8.1594	8.8755	1,728
	05	2011	9.4829	8.1594	1,731
	05	2010	8.2701	9.4829	1,601
	05	2009	6.6621	8.2701	1,666
	05	2008	12.1024	6.6621	1,651
	05	2007	10.0000	12.1024	1,339

	06	2016	12.8560	10.3898	0
	06	2015	12.9884	12.8560	0
	06	2014	12.2101	12.9884	273
	06	2013	8.7965	12.2101	0
	06	2012	8.0992	8.7965	0
	06	2011	9.4274	8.0992	369
	06	2010	8.2343	9.4274	395
	06	2009	6.6435	8.2343	1,577
	06	2008	12.0871	6.6435	3,007
	06	2007	10.0000	12.0871	1,068

	07	2016	12.7981	10.3862	0
	07	2015	12.9365	12.7981	0
	07	2014	12.1676	12.9365	0
	07	2013	8.7703	12.1676	701
	07	2012	8.0793	8.7703	858
	07	2011	9.4090	8.0793	829
	07	2010	8.2224	9.4090	1,862
	07	2009	6.6372	8.2224	4,301
	07	2008	12.0821	6.6372	2,328
	07	2007	10.0000	12.0821	1,159

	08	2016	12.5686	10.3720	0
	08	2015	12.7307	12.5686	0
	08	2014	11.9985	12.7307	0
	08	2013	8.6662	11.9985	0
	08	2012	7.9998	8.6662	0
	08	2011	9.3355	7.9998	0
	08	2010	8.1748	9.3355	0
	08	2009	6.6124	8.1748	0
	08	2008	12.0617	6.6124	0
	08	2007	10.0000	12.0617	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Columbia Variable Portfolio-Select International Equity Fund, Class 2	01	2016	13.5693	9.6972	178,254
	01	2015	13.8014	13.5693	140,587
	01	2014	14.7861	13.8014	164,942
	01	2013	12.4873	14.7861	181,204
	01	2012	10.7955	12.4873	210,255
	01	2011	13.0960	10.7955	273,037
	01	2010	11.7079	13.0960	288,356
	01	2009	8.6297	11.7079	314,802
	01	2008	17.0348	8.6297	335,712
	01	2007	14.4741	17.0348	136,978

	02	2016	13.2744	9.6839	61,156
	02	2015	13.5289	13.2744	51,461
	02	2014	14.5238	13.5289	61,835
	02	2013	12.2907	14.5238	98,241
	02	2012	10.6474	12.2907	129,882
	02	2011	12.9426	10.6474	159,508
	02	2010	11.5943	12.9426	153,556
	02	2009	8.5634	11.5943	184,182
	02	2008	16.9386	8.5634	164,115
	02	2007	14.4219	16.9386	83,588

	03	2016	13.2019	9.6806	0
	03	2015	13.4619	13.2019	0
	03	2014	14.4592	13.4619	0
	03	2013	12.2422	14.4592	0
	03	2012	10.6108	12.2422	0
	03	2011	12.9047	10.6108	0
	03	2010	11.5662	12.9047	0
	03	2009	8.5469	11.5662	0
	03	2008	16.9148	8.5469	417
	03	2007	14.4089	16.9148	0

	04	2016	12.9854	9.6707	18,142
	04	2015	13.2614	12.9854	21,595
	04	2014	14.2657	13.2614	24,479
	04	2013	12.0969	14.2657	27,750
	04	2012	10.5010	12.0969	37,352
	04	2011	12.7908	10.5010	43,912
	04	2010	11.4816	12.7908	49,595
	04	2009	8.4975	11.4816	39,527
	04	2008	16.8428	8.4975	42,448
	04	2007	14.3698	16.8428	68,625

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2016	12.9140	9.6674	1,883
	05	2015	13.1952	12.9140	1,296
	05	2014	14.2018	13.1952	1,333
	05	2013	12.0489	14.2018	1,256
	05	2012	10.4647	12.0489	1,279
	05	2011	12.7530	10.4647	1,354
	05	2010	11.4536	12.7530	1,193
	05	2009	8.4811	11.4536	1,209
	05	2008	16.8189	8.4811	1,316
	05	2007	14.3568	16.8189	976

	06	2016	12.7021	9.6574	0
	06	2015	12.9987	12.7021	0
	06	2014	14.0117	12.9987	0
	06	2013	11.9059	14.0117	0
	06	2012	10.3564	11.9059	0
	06	2011	12.6404	10.3564	0
	06	2010	11.3699	12.6404	0
	06	2009	8.4320	11.3699	0
	06	2008	16.7474	8.4320	0
	06	2007	14.3178	16.7474	592

	07	2016	12.6323	9.6541	0
	07	2015	12.9338	12.6323	0
	07	2014	13.9489	12.9338	0
	07	2013	11.8586	13.9489	0
	07	2012	10.3206	11.8586	0
	07	2011	12.6031	10.3206	0
	07	2010	11.3421	12.6031	41
	07	2009	8.4157	11.3421	73
	07	2008	16.7236	8.4157	0
	07	2007	14.3048	16.7236	1,094

	08	2016	12.3563	9.6409	0
	08	2015	12.6771	12.3563	0
	08	2014	13.7002	12.6771	0
	08	2013	11.6709	13.7002	0
	08	2012	10.1782	11.6709	0
	08	2011	12.4547	10.1782	0
	08	2010	11.2315	12.4547	0
	08	2009	8.3507	11.2315	0
	08	2008	16.6287	8.3507	0
	08	2007	14.2529	16.6287	0

Fidelity Balanced Portfolio, Service Class 2	01	2016	14.6561	15.4203	1,513,637
	01	2015	14.8485	14.6561	1,713,093
	01	2014	13.7227	14.8485	1,751,908
	01	2013	11.6973	13.7227	1,716,530
	01	2012	10.3593	11.6973	1,710,308
	01	2011	10.9517	10.3593	1,790,461
	01	2010	9.4562	10.9517	1,710,582
	01	2009	6.9510	9.4562	1,524,224
	01	2008	10.7334	6.9510	897,597
	01	2007	10.0000	10.7334	281,053

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2016	14.3949	15.1146	297,919
	02	2015	14.6135	14.3949	313,939
	02	2014	13.5331	14.6135	325,716
	02	2013	11.5592	13.5331	330,934
	02	2012	10.2579	11.5592	389,406
	02	2011	10.8666	10.2579	507,476
	02	2010	9.4019	10.8666	504,773
	02	2009	6.9252	9.4019	584,400
	02	2008	10.7154	6.9252	319,013
	02	2007	10.0000	10.7154	120,380

	03	2016	14.3305	15.0394	4,910
	03	2015	14.5556	14.3305	6,238
	03	2014	13.4863	14.5556	7,556
	03	2013	11.5250	13.4863	19,432
	03	2012	10.2328	11.5250	22,146
	03	2011	10.8455	10.2328	22,292
	03	2010	9.3884	10.8455	22,362
	03	2009	6.9187	9.3884	22,545
	03	2008	10.7109	6.9187	19,854
	03	2007	10.0000	10.7109	0

	04	2016	14.1378	14.8145	206,494
	04	2015	14.3819	14.1378	210,917
	04	2014	13.3458	14.3819	200,074
	04	2013	11.4225	13.3458	239,994
	04	2012	10.1574	11.4225	297,082
	04	2011	10.7821	10.1574	254,298
	04	2010	9.3477	10.7821	268,478
	04	2009	6.8993	9.3477	150,578
	04	2008	10.6974	6.8993	51,261
	04	2007	10.0000	10.6974	13,862

	05	2016	14.0742	14.7402	0
	05	2015	14.3244	14.0742	0
	05	2014	13.2993	14.3244	0
	05	2013	11.3885	13.2993	0
	05	2012	10.1324	11.3885	0
	05	2011	10.7610	10.1324	0
	05	2010	9.3343	10.7610	0
	05	2009	6.8929	9.3343	0
	05	2008	10.6929	6.8929	0
	05	2007	10.0000	10.6929	0

	06	2016	13.8849	14.5197	3,378
	06	2015	14.1535	13.8849	3,478
	06	2014	13.1607	14.1535	4,159
	06	2013	11.2871	13.1607	4,398
	06	2012	10.0577	11.2871	0
	06	2011	10.6980	10.0577	0
	06	2010	9.2939	10.6980	0
	06	2009	6.8736	9.2939	0
	06	2008	10.6794	6.8736	0
	06	2007	10.0000	10.6794	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2016	13.8224	14.4470	0
	07	2015	14.0970	13.8224	0
	07	2014	13.1149	14.0970	0
	07	2013	11.2535	13.1149	0
	07	2012	10.0329	11.2535	0
	07	2011	10.6771	10.0329	0
	07	2010	9.2804	10.6771	48
	07	2009	6.8672	9.2804	88
	07	2008	10.6748	6.8672	0
	07	2007	10.0000	10.6748	0

	08	2016	13.5747	14.1590	0
	08	2015	13.8727	13.5747	0
	08	2014	12.9327	13.8727	0
	08	2013	11.1200	12.9327	0
	08	2012	9.9342	11.1200	0
	08	2011	10.5938	9.9342	0
	08	2010	9.2268	10.5938	0
	08	2009	6.8415	9.2268	0
	08	2008	10.6568	6.8415	0
	08	2007	10.0000	10.6568	0

Fidelity Contrafund Portfolio, Service Class 2	01	2016	15.5633	16.4897	3,286,876
	01	2015	15.7589	15.5633	3,717,000
	01	2014	14.3508	15.7589	4,355,740
	01	2013	11.1425	14.3508	5,443,985
	01	2012	9.7557	11.1425	7,125,305
	01	2011	10.2031	9.7557	8,183,461
	01	2010	8.8723	10.2031	8,461,697
	01	2009	6.6592	8.8723	7,985,476
	01	2008	10.0000	6.6592	3,067,926

	02	2016	15.3175	16.1963	1,264,678
	02	2015	15.5417	15.3175	1,404,433
	02	2014	14.1818	15.5417	1,601,843
	02	2013	11.0337	14.1818	1,980,421
	02	2012	9.6803	11.0337	2,628,053
	02	2011	10.1448	9.6803	2,983,137
	02	2010	8.8396	10.1448	3,185,538
	02	2009	6.6482	8.8396	3,349,786
	02	2008	10.0000	6.6482	1,213,537

	03	2016	15.2569	16.1241	19,210
	03	2015	15.4880	15.2569	25,924
	03	2014	14.1400	15.4880	27,857
	03	2013	11.0068	14.1400	35,649
	03	2012	9.6616	11.0068	55,472
	03	2011	10.1303	9.6616	63,983
	03	2010	8.8315	10.1303	66,371
	03	2009	6.6455	8.8315	70,754
	03	2008	10.0000	6.6455	19,430

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2016	15.0753	15.9077	313,428
	04	2015	15.3271	15.0753	357,388
	04	2014	14.0145	15.3271	400,419
	04	2013	10.9258	14.0145	512,584
	04	2012	9.6053	10.9258	574,326
	04	2011	10.0868	9.6053	686,154
	04	2010	8.8070	10.0868	685,832
	04	2009	6.6372	8.8070	585,288
	04	2008	10.0000	6.6372	262,361

	05	2016	15.0152	15.8362	5,277
	05	2015	15.2738	15.0152	5,638
	05	2014	13.9730	15.2738	4,687
	05	2013	10.8990	13.9730	0
	05	2012	9.5866	10.8990	0
	05	2011	10.0723	9.5866	0
	05	2010	8.7988	10.0723	0
	05	2009	6.6344	8.7988	0
	05	2008	10.0000	6.6344	12,827

	06	2016	14.8364	15.6236	14,720
	06	2015	15.1151	14.8364	14,727
	06	2014	13.8490	15.1151	11,299
	06	2013	10.8188	13.8490	12,811
	06	2012	9.5308	10.8188	5,128
	06	2011	10.0289	9.5308	3,228
	06	2010	8.7744	10.0289	0
	06	2009	6.6262	8.7744	0
	06	2008	10.0000	6.6262	0

	07	2016	14.7772	15.5533	0
	07	2015	15.0625	14.7772	0
	07	2014	13.8078	15.0625	0
	07	2013	10.7922	13.8078	0
	07	2012	9.5122	10.7922	134
	07	2011	10.0145	9.5122	139
	07	2010	8.7662	10.0145	190
	07	2009	6.6234	8.7662	237
	07	2008	10.0000	6.6234	153

	08	2016	14.5426	15.2751	0
	08	2015	14.8538	14.5426	0
	08	2014	13.6444	14.8538	0
	08	2013	10.6863	13.6444	0
	08	2012	9.4383	10.6863	0
	08	2011	9.9570	9.4383	0
	08	2010	8.7338	9.9570	0
	08	2009	6.6124	8.7338	0
	08	2008	10.0000	6.6124	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Fidelity Freedom 2010 Portfolio, Service Class 2	01	2016	14.1185	14.6118	57,012
	01	2015	14.4318	14.1185	44,200
	01	2014	14.0810	14.4318	51,618
	01	2013	12.6481	14.0810	68,133
	01	2012	11.5263	12.6481	76,848
	01	2011	11.7695	11.5263	83,847
	01	2010	10.6329	11.7695	108,184
	01	2009	8.7219	10.6329	151,612
	01	2008	11.8516	8.7219	180,405
	01	2007	11.1153	11.8516	135,266

	02	2016	13.8290	14.2831	87,160
	02	2015	14.1648	13.8290	106,809
	02	2014	13.8486	14.1648	112,795
	02	2013	12.4647	13.8486	116,427
	02	2012	11.3824	12.4647	179,516
	02	2011	11.6463	11.3824	161,253
	02	2010	10.5429	11.6463	209,738
	02	2009	8.6658	10.5429	234,191
	02	2008	11.7995	8.6658	376,011
	02	2007	11.0891	11.7995	182,075

	03	2016	13.7578	14.2023	0
	03	2015	14.0990	13.7578	0
	03	2014	13.7913	14.0990	0
	03	2013	12.4194	13.7913	0
	03	2012	11.3468	12.4194	0
	03	2011	11.6157	11.3468	0
	03	2010	10.5207	11.6157	0
	03	2009	8.6518	10.5207	0
	03	2008	11.7865	8.6518	0
	03	2007	11.0826	11.7865	0

	04	2016	13.5449	13.9611	0
	04	2015	13.9021	13.5449	0
	04	2014	13.6195	13.9021	0
	04	2013	12.2835	13.6195	635
	04	2012	11.2400	12.2835	13,210
	04	2011	11.5240	11.2400	14,209
	04	2010	10.4536	11.5240	9,501
	04	2009	8.6099	10.4536	17,934
	04	2008	11.7474	8.6099	19,051
	04	2007	11.0628	11.7474	12,036

	05	2016	13.4747	13.8816	0
	05	2015	13.8371	13.4747	0
	05	2014	13.5628	13.8371	0
	05	2013	12.2386	13.5628	0
	05	2012	11.2047	12.2386	0
	05	2011	11.4936	11.2047	0
	05	2010	10.4313	11.4936	0
	05	2009	8.5959	10.4313	0
	05	2008	11.7344	8.5959	0
	05	2007	11.0563	11.7344	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2016	13.2662	13.6459	0
	06	2015	13.6439	13.2662	0
	06	2014	13.3939	13.6439	0
	06	2013	12.1048	13.3939	0
	06	2012	11.0992	12.1048	781
	06	2011	11.4029	11.0992	1,428
	06	2010	10.3649	11.4029	1,432
	06	2009	8.5542	10.3649	1,465
	06	2008	11.6955	8.5542	723
	06	2007	11.0366	11.6955	863

	07	2016	13.1974	13.5682	0
	07	2015	13.5801	13.1974	0
	07	2014	13.3381	13.5801	0
	07	2013	12.0605	13.3381	0
	07	2012	11.0643	12.0605	0
	07	2011	11.3728	11.0643	0
	07	2010	10.3428	11.3728	0
	07	2009	8.5404	10.3428	0
	07	2008	11.6825	8.5404	0
	07	2007	11.0300	11.6825	0

	08	2016	12.9253	13.2613	0
	08	2015	13.3273	12.9253	0
	08	2014	13.1167	13.3273	0
	08	2013	11.8846	13.1167	0
	08	2012	10.9254	11.8846	0
	08	2011	11.2530	10.9254	0
	08	2010	10.2548	11.2530	0
	08	2009	8.4851	10.2548	0
	08	2008	11.6308	8.4851	0
	08	2007	11.0038	11.6308	0

Fidelity Freedom 2015 Portfolio, Service Class 2	01	2016	14.3904	14.9423	341,303
	01	2015	14.7062	14.3904	382,791
	01	2014	14.3152	14.7062	401,094
	01	2013	12.7562	14.3152	529,421
	01	2012	11.5915	12.7562	609,978
	01	2011	11.8467	11.5915	718,756
	01	2010	10.6797	11.8467	763,059
	01	2009	8.6855	10.6797	726,558
	01	2008	12.1477	8.6855	479,624
	01	2007	11.3249	12.1477	303,101

	02	2016	14.0953	14.6061	147,370
	02	2015	14.4341	14.0953	159,508
	02	2014	14.0789	14.4341	203,357
	02	2013	12.5712	14.0789	223,449
	02	2012	11.4468	12.5712	279,346
	02	2011	11.7226	11.4468	253,283
	02	2010	10.5893	11.7226	374,250
	02	2009	8.6296	10.5893	376,630
	02	2008	12.0942	8.6296	341,185
	02	2007	11.2981	12.0942	317,095

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2016	14.0227	14.5236	2,416
	03	2015	14.3671	14.0227	2,417
	03	2014	14.0207	14.3671	2,419
	03	2013	12.5255	14.0207	9,124
	03	2012	11.4110	12.5255	10,608
	03	2011	11.6919	11.4110	10,812
	03	2010	10.5670	11.6919	10,785
	03	2009	8.6158	10.5670	6,764
	03	2008	12.0809	8.6158	2,432
	03	2007	11.2915	12.0809	2,665

	04	2016	13.8057	14.2769	109,689
	04	2015	14.1664	13.8057	123,086
	04	2014	13.8461	14.1664	144,899
	04	2013	12.3885	13.8461	185,794
	04	2012	11.3036	12.3885	219,748
	04	2011	11.5995	11.3036	262,917
	04	2010	10.4996	11.5995	318,973
	04	2009	8.5740	10.4996	322,114
	04	2008	12.0408	8.5740	272,997
	04	2007	11.2714	12.0408	255,593

	05	2016	13.7341	14.1956	0
	05	2015	14.1001	13.7341	0
	05	2014	13.7884	14.1001	0
	05	2013	12.3432	13.7884	0
	05	2012	11.2680	12.3432	0
	05	2011	11.5689	11.2680	0
	05	2010	10.4772	11.5689	0
	05	2009	8.5601	10.4772	0
	05	2008	12.0275	8.5601	0
	05	2007	11.2647	12.0275	0

	06	2016	13.5217	13.9546	5,743
	06	2015	13.9033	13.5217	6,235
	06	2014	13.6167	13.9033	6,719
	06	2013	12.2082	13.6167	7,210
	06	2012	11.1620	12.2082	7,735
	06	2011	11.4776	11.1620	8,307
	06	2010	10.4105	11.4776	10,305
	06	2009	8.5186	10.4105	10,945
	06	2008	11.9876	8.5186	11,677
	06	2007	11.2447	11.9876	12,331

	07	2016	13.4515	13.8751	0
	07	2015	13.8382	13.4515	0
	07	2014	13.5599	13.8382	0
	07	2013	12.1635	13.5599	0
	07	2012	11.1268	12.1635	0
	07	2011	11.4473	11.1268	0
	07	2010	10.3883	11.4473	0
	07	2009	8.5048	10.3883	0
	07	2008	11.9744	8.5048	0
	07	2007	11.2380	11.9744	4,905

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2016	13.1742	13.5612	0
	08	2015	13.5807	13.1742	0
	08	2014	13.3349	13.5807	0
	08	2013	11.9861	13.3349	0
	08	2012	10.9872	11.9861	0
	08	2011	11.3268	10.9872	0
	08	2010	10.2999	11.3268	0
	08	2009	8.4497	10.2999	0
	08	2008	11.9214	8.4497	0
	08	2007	11.2113	11.9214	0

Fidelity Freedom 2020 Portfolio, Service Class 2	01	2016	14.4010	14.9853	489,546
	01	2015	14.7101	14.4010	540,700
	01	2014	14.2998	14.7101	604,502
	01	2013	12.5737	14.2998	720,947
	01	2012	11.3077	12.5737	720,320
	01	2011	11.6416	11.3077	844,452
	01	2010	10.3532	11.6416	935,274
	01	2009	8.1891	10.3532	978,043
	01	2008	12.3915	8.1891	898,849
	01	2007	11.4584	12.3915	840,295

	02	2016	14.1057	14.6481	228,717
	02	2015	14.4378	14.1057	248,924
	02	2014	14.0637	14.4378	269,876
	02	2013	12.3914	14.0637	340,849
	02	2012	11.1666	12.3914	439,967
	02	2011	11.5196	11.1666	523,182
	02	2010	10.2657	11.5196	575,157
	02	2009	8.1364	10.2657	620,878
	02	2008	12.3370	8.1364	720,245
	02	2007	11.4314	12.3370	642,905

	03	2016	14.0331	14.5653	3,554
	03	2015	14.3708	14.0331	3,556
	03	2014	14.0055	14.3708	3,557
	03	2013	12.3463	14.0055	7,248
	03	2012	11.1316	12.3463	7,290
	03	2011	11.4894	11.1316	7,333
	03	2010	10.2439	11.4894	7,376
	03	2009	8.1233	10.2439	5,436
	03	2008	12.3234	8.1233	3,571
	03	2007	11.4246	12.3234	3,573

	04	2016	13.8159	14.3179	77,655
	04	2015	14.1701	13.8159	96,933
	04	2014	13.8311	14.1701	145,365
	04	2013	12.2113	13.8311	153,112
	04	2012	11.0269	12.2113	190,004
	04	2011	11.3987	11.0269	197,431
	04	2010	10.1786	11.3987	256,214
	04	2009	8.0839	10.1786	247,204
	04	2008	12.2825	8.0839	169,503
	04	2007	11.4043	12.2825	159,829

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2016	13.7443	14.2364	0
	05	2015	14.1038	13.7443	0
	05	2014	13.7735	14.1038	0
	05	2013	12.1666	13.7735	0
	05	2012	10.9922	12.1666	0
	05	2011	11.3687	10.9922	0
	05	2010	10.1570	11.3687	0
	05	2009	8.0708	10.1570	0
	05	2008	12.2690	8.0708	0
	05	2007	11.3975	12.2690	0

	06	2016	13.5316	13.9947	0
	06	2015	13.9069	13.5316	0
	06	2014	13.6020	13.9069	0
	06	2013	12.0336	13.6020	0
	06	2012	10.8887	12.0336	0
	06	2011	11.2789	10.8887	0
	06	2010	10.0922	11.2789	0
	06	2009	8.0316	10.0922	6,496
	06	2008	12.2283	8.0316	6,944
	06	2007	11.3773	12.2283	7,321

	07	2016	13.4614	13.9150	0
	07	2015	13.8418	13.4614	0
	07	2014	13.5453	13.8418	0
	07	2013	11.9895	13.5453	0
	07	2012	10.8545	11.9895	0
	07	2011	11.2491	10.8545	0
	07	2010	10.0707	11.2491	0
	07	2009	8.0186	10.0707	0
	07	2008	12.2147	8.0186	4,604
	07	2007	11.3705	12.2147	4,610

	08	2016	13.1839	13.6002	0
	08	2015	13.5843	13.1839	0
	08	2014	13.3205	13.5843	0
	08	2013	11.8147	13.3205	0
	08	2012	10.7182	11.8147	0
	08	2011	11.1306	10.7182	0
	08	2010	9.9851	11.1306	0
	08	2009	7.9667	9.9851	0
	08	2008	12.1606	7.9667	0
	08	2007	11.3435	12.1606	0

Fidelity Mid Cap Portfolio, Service Class 2	01	2016	16.0606	17.6790	1,699,103
	01	2015	16.6004	16.0606	2,057,540
	01	2014	15.9187	16.6004	2,392,776
	01	2013	11.9126	15.9187	2,953,402
	01	2012	10.5737	11.9126	3,926,685
	01	2011	12.0596	10.5737	4,711,106
	01	2010	9.5369	12.0596	4,840,368
	01	2009	6.9386	9.5369	5,137,977
	01	2008	11.6826	6.9386	5,181,228
	01	2007	10.0000	11.6826	3,834,714

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2016	15.7743	17.3285	949,439
	02	2015	16.3377	15.7743	1,135,419
	02	2014	15.6988	16.3377	1,300,046
	02	2013	11.7720	15.6988	1,499,832
	02	2012	10.4702	11.7720	1,912,828
	02	2011	11.9659	10.4702	2,259,798
	02	2010	9.4821	11.9659	2,435,000
	02	2009	6.9128	9.4821	2,960,369
	02	2008	11.6630	6.9128	3,440,624
	02	2007	10.0000	11.6630	2,466,051

	03	2016	15.7038	17.2423	13,591
	03	2015	16.2730	15.7038	19,451
	03	2014	15.6445	16.2730	23,019
	03	2013	11.7372	15.6445	26,097
	03	2012	10.4447	11.7372	36,815
	03	2011	11.9427	10.4447	44,656
	03	2010	9.4685	11.9427	65,364
	03	2009	6.9064	9.4685	79,971
	03	2008	11.6582	6.9064	92,957
	03	2007	10.0000	11.6582	78,200

	04	2016	15.4926	16.9844	230,563
	04	2015	16.0788	15.4926	287,212
	04	2014	15.4815	16.0788	330,108
	04	2013	11.6327	15.4815	422,164
	04	2012	10.3676	11.6327	490,128
	04	2011	11.8728	10.3676	568,644
	04	2010	9.4275	11.8728	581,722
	04	2009	6.8870	9.4275	552,094
	04	2008	11.6434	6.8870	564,679
	04	2007	10.0000	11.6434	382,651

	05	2016	15.4228	16.8992	0
	05	2015	16.0145	15.4228	0
	05	2014	15.4276	16.0145	0
	05	2013	11.5981	15.4276	0
	05	2012	10.3421	11.5981	0
	05	2011	11.8496	10.3421	0
	05	2010	9.4139	11.8496	0
	05	2009	6.8806	9.4139	0
	05	2008	11.6385	6.8806	0
	05	2007	10.0000	11.6385	0

	06	2016	15.2154	16.6464	1,764
	06	2015	15.8234	15.2154	2,285
	06	2014	15.2668	15.8234	2,499
	06	2013	11.4949	15.2668	3,286
	06	2012	10.2659	11.4949	3,736
	06	2011	11.7803	10.2659	6,841
	06	2010	9.3731	11.7803	7,773
	06	2009	6.8613	9.3731	3,638
	06	2008	11.6238	6.8613	5,543
	06	2007	10.0000	11.6238	18,347

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2016	15.1469	16.5630	0
	07	2015	15.7602	15.1469	0
	07	2014	15.2136	15.7602	0
	07	2013	11.4607	15.2136	1,440
	07	2012	10.2406	11.4607	1,780
	07	2011	11.7572	10.2406	1,769
	07	2010	9.3596	11.7572	1,626
	07	2009	6.8549	9.3596	2,217
	07	2008	11.6189	6.8549	4,350
	07	2007	10.0000	11.6189	5,014

	08	2016	14.8755	16.2329	0
	08	2015	15.5095	14.8755	0
	08	2014	15.0023	15.5095	0
	08	2013	11.3246	15.0023	0
	08	2012	10.1399	11.3246	0
	08	2011	11.6655	10.1399	0
	08	2010	9.3055	11.6655	0
	08	2009	6.8293	9.3055	0
	08	2008	11.5993	6.8293	0
	08	2007	10.0000	11.5993	0

First Eagle Overseas Variable Fund	01	2016	13.2968	13.7535	6,490,069
	01	2015	13.2753	13.2968	7,137,034
	01	2014	13.6656	13.2753	8,471,027
	01	2013	12.2694	13.6656	9,936,587
	01	2012	10.8650	12.2694	12,104,190
	01	2011	11.7890	10.8650	13,878,387
	01	2010	10.0585	11.7890	14,460,000
	01	2009	8.5046	10.0585	12,122,140
	01	2008	10.6530	8.5046	6,316,384
	01	2007	10.0000	10.6530	2,435,813

	02	2016	13.0597	13.4809	2,244,790
	02	2015	13.0653	13.0597	2,426,235
	02	2014	13.4768	13.0653	2,792,695
	02	2013	12.1246	13.4768	3,076,351
	02	2012	10.7587	12.1246	3,611,932
	02	2011	11.6975	10.7587	4,189,409
	02	2010	10.0007	11.6975	4,425,010
	02	2009	8.4730	10.0007	4,573,218
	02	2008	10.6351	8.4730	2,379,191
	02	2007	10.0000	10.6351	1,199,632

	03	2016	13.0014	13.4138	38,208
	03	2015	13.0135	13.0014	48,698
	03	2014	13.4302	13.0135	51,985
	03	2013	12.0888	13.4302	54,237
	03	2012	10.7324	12.0888	71,015
	03	2011	11.6748	10.7324	79,029
	03	2010	9.9864	11.6748	80,623
	03	2009	8.4652	9.9864	80,308
	03	2008	10.6307	8.4652	36,579
	03	2007	10.0000	10.6307	20,102

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2016	12.8265	13.2131	711,914
	04	2015	12.8582	12.8265	802,388
	04	2014	13.2903	12.8582	964,791
	04	2013	11.9812	13.2903	1,163,311
	04	2012	10.6533	11.9812	1,274,187
	04	2011	11.6065	10.6533	1,447,810
	04	2010	9.9431	11.6065	1,415,294
	04	2009	8.4414	9.9431	894,399
	04	2008	10.6172	8.4414	442,007
	04	2007	10.0000	10.6172	165,829

	05	2016	12.7688	13.1470	4,254
	05	2015	12.8069	12.7688	4,463
	05	2014	13.2440	12.8069	4,749
	05	2013	11.9455	13.2440	6,112
	05	2012	10.6271	11.9455	5,622
	05	2011	11.5838	10.6271	7,467
	05	2010	9.9288	11.5838	7,698
	05	2009	8.4336	9.9288	4,782
	05	2008	10.6128	8.4336	17,886
	05	2007	10.0000	10.6128	5,427

	06	2016	12.5971	12.9503	1,209
	06	2015	12.6540	12.5971	1,326
	06	2014	13.1061	12.6540	1,443
	06	2013	11.8393	13.1061	1,567
	06	2012	10.5488	11.8393	1,692
	06	2011	11.5160	10.5488	1,815
	06	2010	9.8858	11.5160	5,451
	06	2009	8.4100	9.8858	2,104
	06	2008	10.5994	8.4100	0
	06	2007	10.0000	10.5994	0

	07	2016	12.5404	12.8854	0
	07	2015	12.6035	12.5404	0
	07	2014	13.0604	12.6035	0
	07	2013	11.8040	13.0604	8,848
	07	2012	10.5228	11.8040	10,287
	07	2011	11.4935	10.5228	9,665
	07	2010	9.8716	11.4935	8,912
	07	2009	8.4021	9.8716	7,191
	07	2008	10.5949	8.4021	0
	07	2007	10.0000	10.5949	0

	08	2016	12.3157	12.6286	0
	08	2015	12.4030	12.3157	0
	08	2014	12.8790	12.4030	0
	08	2013	11.6639	12.8790	0
	08	2012	10.4193	11.6639	0
	08	2011	11.4038	10.4193	0
	08	2010	9.8146	11.4038	0
	08	2009	8.3707	9.8146	0
	08	2008	10.5770	8.3707	0
	08	2007	10.0000	10.5770	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Franklin Founding Funds Allocation VIP Fund, Class 2	01	2016	12.1944	13.5740	702,542
	01	2015	13.2204	12.1944	827,633
	01	2014	13.0700	13.2204	886,164
	01	2013	10.7369	13.0700	964,960
	01	2012	9.4665	10.7369	1,207,523
	01	2011	9.7757	9.4665	1,494,411
	01	2010	9.0152	9.7757	1,655,697
	01	2009	7.0374	9.0152	1,941,438
	01	2008	10.0000	7.0374	1,446,466

	02	2016	12.0019	13.3325	440,147
	02	2015	13.0382	12.0019	500,286
	02	2014	12.9161	13.0382	517,058
	02	2013	10.6321	12.9161	648,670
	02	2012	9.3933	10.6321	742,740
	02	2011	9.7199	9.3933	842,147
	02	2010	8.9820	9.7199	855,285
	02	2009	7.0258	8.9820	1,051,461
	02	2008	10.0000	7.0258	712,555

	03	2016	11.9544	13.2730	10,792
	03	2015	12.9932	11.9544	11,411
	03	2014	12.8781	12.9932	11,630
	03	2013	10.6062	12.8781	11,675
	03	2012	9.3751	10.6062	14,760
	03	2011	9.7060	9.3751	17,121
	03	2010	8.9737	9.7060	17,196
	03	2009	7.0229	8.9737	17,356
	03	2008	10.0000	7.0229	16,804

	04	2016	11.8120	13.0948	47,083
	04	2015	12.8582	11.8120	53,775
	04	2014	12.7638	12.8582	60,862
	04	2013	10.5282	12.7638	74,984
	04	2012	9.3206	10.5282	73,020
	04	2011	9.6643	9.3206	73,916
	04	2010	8.9488	9.6643	83,394
	04	2009	7.0142	8.9488	99,677
	04	2008	10.0000	7.0142	96,386

	05	2016	11.7649	13.0360	0
	05	2015	12.8135	11.7649	1,513
	05	2014	12.7259	12.8135	0
	05	2013	10.5023	12.7259	14,496
	05	2012	9.3024	10.5023	0
	05	2011	9.6504	9.3024	0
	05	2010	8.9405	9.6504	0
	05	2009	7.0112	8.9405	0
	05	2008	10.0000	7.0112	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2016	11.6248	12.8610	5,086
	06	2015	12.6803	11.6248	5,558
	06	2014	12.6130	12.6803	5,820
	06	2013	10.4251	12.6130	6,148
	06	2012	9.2483	10.4251	0
	06	2011	9.6089	9.2483	0
	06	2010	8.9157	9.6089	0
	06	2009	7.0025	8.9157	0
	06	2008	10.0000	7.0025	0

	07	2016	11.5785	12.8032	0
	07	2015	12.6362	11.5785	0
	07	2014	12.5756	12.6362	0
	07	2013	10.3995	12.5756	0
	07	2012	9.2303	10.3995	0
	07	2011	9.5951	9.2303	0
	07	2010	8.9075	9.5951	53
	07	2009	6.9996	8.9075	92
	07	2008	10.0000	6.9996	975

	08	2016	11.3947	12.5742	0
	08	2015	12.4612	11.3947	0
	08	2014	12.4268	12.4612	0
	08	2013	10.2975	12.4268	0
	08	2012	9.1586	10.2975	0
	08	2011	9.5400	9.1586	0
	08	2010	8.8745	9.5400	0
	08	2009	6.9880	8.8745	0
	08	2008	10.0000	6.9880	0

Franklin Income VIP Fund, Class 2	01	2016	12.2388	13.7249	1,759,815
	01	2015	13.3886	12.2388	2,005,262
	01	2014	13.0126	13.3886	2,359,107
	01	2013	11.6120	13.0126	2,589,158
	01	2012	10.4816	11.6120	3,031,081
	01	2011	10.4089	10.4816	3,344,105
	01	2010	9.3931	10.4089	3,704,179
	01	2009	7.0434	9.3931	3,141,131
	01	2008	10.1815	7.0434	2,530,294
	01	2007	10.0000	10.1815	1,286,174

	02	2016	12.0207	13.4529	512,402
	02	2015	13.1768	12.0207	628,702
	02	2014	12.8329	13.1768	707,659
	02	2013	11.4749	12.8329	760,986
	02	2012	10.3791	11.4749	877,570
	02	2011	10.3281	10.3791	990,245
	02	2010	9.3391	10.3281	1,110,553
	02	2009	7.0172	9.3391	1,226,315
	02	2008	10.1644	7.0172	1,050,201
	02	2007	10.0000	10.1644	658,436

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2016	11.9670	13.3859	3,948
	03	2015	13.1246	11.9670	5,321
	03	2014	12.7885	13.1246	5,158
	03	2013	11.4410	12.7885	14,965
	03	2012	10.3537	11.4410	12,080
	03	2011	10.3080	10.3537	50,622
	03	2010	9.3257	10.3080	35,133
	03	2009	7.0107	9.3257	41,043
	03	2008	10.1602	7.0107	46,126
	03	2007	10.0000	10.1602	38,941

	04	2016	11.8061	13.1858	335,606
	04	2015	12.9680	11.8061	317,129
	04	2014	12.6553	12.9680	353,079
	04	2013	11.3393	12.6553	388,507
	04	2012	10.2775	11.3393	431,197
	04	2011	10.2478	10.2775	472,874
	04	2010	9.2854	10.2478	481,523
	04	2009	6.9911	9.2854	315,228
	04	2008	10.1473	6.9911	219,920
	04	2007	10.0000	10.1473	140,928

	05	2016	11.7529	13.1197	16,203
	05	2015	12.9162	11.7529	15,034
	05	2014	12.6112	12.9162	17,868
	05	2013	11.3055	12.6112	16,453
	05	2012	10.2521	11.3055	10,665
	05	2011	10.2277	10.2521	13,153
	05	2010	9.2719	10.2277	13,249
	05	2009	6.9846	9.2719	6,515
	05	2008	10.1430	6.9846	7,103
	05	2007	10.0000	10.1430	4,890

	06	2016	11.5949	12.9235	3,746
	06	2015	12.7621	11.5949	4,212
	06	2014	12.4798	12.7621	6,643
	06	2013	11.2049	12.4798	3,942
	06	2012	10.1766	11.2049	4,375
	06	2011	10.1679	10.1766	3,176
	06	2010	9.2319	10.1679	10,378
	06	2009	6.9650	9.2319	4,329
	06	2008	10.1302	6.9650	4,867
	06	2007	10.0000	10.1302	0

	07	2016	11.5427	12.8587	0
	07	2015	12.7111	11.5427	0
	07	2014	12.4363	12.7111	0
	07	2013	11.1716	12.4363	0
	07	2012	10.1515	11.1716	5,835
	07	2011	10.1480	10.1515	7,136
	07	2010	9.2185	10.1480	2,539
	07	2009	6.9585	9.2185	9,214
	07	2008	10.1260	6.9585	0
	07	2007	10.0000	10.1260	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2016	11.3359	12.6025	0
	08	2015	12.5090	11.3359	0
	08	2014	12.2636	12.5090	0
	08	2013	11.0390	12.2636	0
	08	2012	10.0517	11.0390	0
	08	2011	10.0688	10.0517	0
	08	2010	9.1653	10.0688	0
	08	2009	6.9325	9.1653	4,062
	08	2008	10.1089	6.9325	4,477
	08	2007	10.0000	10.1089	0

Franklin Mutual Shares VIP Fund, Class 2	01	2016	20.2825	23.1512	2,386,851
	01	2015	21.6938	20.2825	2,875,150
	01	2014	20.5912	21.6938	3,211,610
	01	2013	16.3233	20.5912	3,878,208
	01	2012	14.5290	16.3233	5,216,580
	01	2011	14.9278	14.5290	6,110,283
	01	2010	13.6500	14.9278	6,573,850
	01	2009	11.0108	13.6500	6,620,217
	01	2008	17.8027	11.0108	3,810,364
	01	2007	17.4943	17.8027	1,701,996

	02	2016	19.7359	22.4814	1,121,186
	02	2015	21.1521	19.7359	1,354,825
	02	2014	20.1180	21.1521	1,497,626
	02	2013	15.9807	20.1180	1,769,498
	02	2012	14.2532	15.9807	2,314,645
	02	2011	14.6743	14.2532	2,639,060
	02	2010	13.4455	14.6743	2,872,445
	02	2009	10.8680	13.4455	2,985,036
	02	2008	17.6078	10.8680	1,784,141
	02	2007	17.3382	17.6078	1,241,252

	03	2016	19.6020	22.3176	15,047
	03	2015	21.0193	19.6020	21,073
	03	2014	20.0018	21.0193	21,937
	03	2013	15.8965	20.0018	32,272
	03	2012	14.1853	15.8965	48,566
	03	2011	14.6118	14.1853	59,106
	03	2010	13.3950	14.6118	73,326
	03	2009	10.8327	13.3950	78,414
	03	2008	17.5595	10.8327	48,399
	03	2007	17.2995	17.5595	39,977

	04	2016	19.2031	21.8298	231,265
	04	2015	20.6231	19.2031	265,044
	04	2014	19.6549	20.6231	296,502
	04	2013	15.6447	19.6549	363,501
	04	2012	13.9822	15.6447	444,298
	04	2011	14.4246	13.9822	550,787
	04	2010	13.2437	14.4246	590,741
	04	2009	10.7267	13.2437	561,945
	04	2008	17.4146	10.7267	410,933
	04	2007	17.1832	17.4146	266,556

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2016	19.0719	21.6696	0
	05	2015	20.4927	19.0719	0
	05	2014	19.5406	20.4927	0
	05	2013	15.5617	19.5406	0
	05	2012	13.9151	15.5617	0
	05	2011	14.3627	13.9151	2,381
	05	2010	13.1936	14.3627	2,381
	05	2009	10.6916	13.1936	2,381
	05	2008	17.3665	10.6916	10,243
	05	2007	17.1446	17.3665	2,694

	06	2016	18.6837	21.1961	18,537
	06	2015	20.1064	18.6837	18,487
	06	2014	19.2017	20.1064	19,192
	06	2013	15.3152	19.2017	19,857
	06	2012	13.7158	15.3152	22,609
	06	2011	14.1787	13.7158	22,926
	06	2010	13.0446	14.1787	27,357
	06	2009	10.5870	13.0446	34,234
	06	2008	17.2232	10.5870	35,962
	06	2007	17.0293	17.2232	46,657

	07	2016	17.5772	19.9306	0
	07	2015	18.9253	17.5772	0
	07	2014	18.0830	18.9253	0
	07	2013	14.4303	18.0830	0
	07	2012	12.9300	14.4303	0
	07	2011	13.3731	12.9300	0
	07	2010	12.3097	13.3731	0
	07	2009	9.9957	12.3097	0
	07	2008	16.2696	9.9957	1,592
	07	2007	16.0947	16.2696	1,317

	08	2016	17.1278	19.3813	0
	08	2015	18.4793	17.1278	0
	08	2014	17.6930	18.4793	0
	08	2013	14.1480	17.6930	0
	08	2012	12.7032	14.1480	0
	08	2011	13.1655	12.7032	0
	08	2010	12.1434	13.1655	0
	08	2009	9.8809	12.1434	0
	08	2008	16.1158	9.8809	0
	08	2007	15.9754	16.1158	0

Franklin Small Cap Value VIP Fund, Class 2	01	2016	27.4253	35.1154	244,746
	01	2015	30.1096	27.4253	309,463
	01	2014	30.4410	30.1096	356,672
	01	2013	22.7186	30.4410	400,278
	01	2012	19.5135	22.7186	430,459
	01	2011	20.6154	19.5135	487,086
	01	2010	16.3474	20.6154	545,836
	01	2009	12.8694	16.3474	535,172
	01	2008	19.5368	12.8694	361,133
	01	2007	20.3507	19.5368	328,158

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2016	26.6861	34.0995	85,646
	02	2015	29.3578	26.6861	111,596
	02	2014	29.7415	29.3578	137,711
	02	2013	22.2418	29.7415	173,328
	02	2012	19.1431	22.2418	210,810
	02	2011	20.2653	19.1431	253,470
	02	2010	16.1024	20.2653	297,564
	02	2009	12.7024	16.1024	333,223
	02	2008	19.3228	12.7024	329,895
	02	2007	20.1692	19.3228	395,071

	03	2016	26.5051	33.8510	2,168
	03	2015	29.1735	26.5051	2,400
	03	2014	29.5697	29.1735	2,361
	03	2013	22.1245	29.5697	2,990
	03	2012	19.0519	22.1245	2,049
	03	2011	20.1789	19.0519	4,816
	03	2010	16.0420	20.1789	4,525
	03	2009	12.6612	16.0420	4,786
	03	2008	19.2699	12.6612	6,101
	03	2007	20.1241	19.2699	10,300

	04	2016	25.9656	33.1112	57,557
	04	2015	28.6235	25.9656	69,881
	04	2014	29.0569	28.6235	77,357
	04	2013	21.7741	29.0569	99,164
	04	2012	18.7791	21.7741	109,620
	04	2011	19.9204	18.7791	123,542
	04	2010	15.8607	19.9204	126,277
	04	2009	12.5373	15.8607	123,335
	04	2008	19.1108	12.5373	121,995
	04	2007	19.9889	19.1108	140,148

	05	2016	25.7882	32.8683	35
	05	2015	28.4426	25.7882	42
	05	2014	28.8879	28.4426	40
	05	2013	21.6586	28.8879	0
	05	2012	18.6890	21.6586	0
	05	2011	19.8350	18.6890	0
	05	2010	15.8008	19.8350	1,810
	05	2009	12.4963	15.8008	2,064
	05	2008	19.0582	12.4963	2,085
	05	2007	19.9440	19.0582	2,371

	06	2016	25.2633	32.1499	3,247
	06	2015	27.9064	25.2633	3,647
	06	2014	28.3869	27.9064	4,506
	06	2013	21.3155	28.3869	4,823
	06	2012	18.4213	21.3155	5,817
	06	2011	19.5809	18.4213	7,183
	06	2010	15.6222	19.5809	6,369
	06	2009	12.3741	15.6222	7,312
	06	2008	18.9008	12.3741	8,330
	06	2007	19.8099	18.9008	11,051

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2016	23.4376	29.8113	0
	07	2015	25.9029	23.4376	0
	07	2014	26.3623	25.9029	0
	07	2013	19.8054	26.3623	0
	07	2012	17.1251	19.8054	754
	07	2011	18.2123	17.1251	77
	07	2010	14.5378	18.2123	75
	07	2009	11.5210	14.5378	85
	07	2008	17.6068	11.5210	1,319
	07	2007	18.4632	17.6068	1,193

	08	2016	22.8384	28.9898	0
	08	2015	25.2925	22.8384	0
	08	2014	25.7938	25.2925	0
	08	2013	19.4180	25.7938	43
	08	2012	16.8247	19.4180	48
	08	2011	17.9295	16.8247	51
	08	2010	14.3413	17.9295	50
	08	2009	11.3886	14.3413	57
	08	2008	17.4404	11.3886	59
	08	2007	18.3263	17.4404	55

Franklin Strategic Income VIP Fund, Class 2	01	2016	13.1102	13.9176	338,192
	01	2015	13.8666	13.1102	388,457
	01	2014	13.8417	13.8666	533,757
	01	2013	13.6222	13.8417	625,089
	01	2012	12.2852	13.6222	741,448
	01	2011	12.1773	12.2852	776,336
	01	2010	11.1631	12.1773	785,280
	01	2009	9.0261	11.1631	514,651
	01	2008	10.3399	9.0261	275,400
	01	2007	10.0000	10.3399	108,339

	02	2016	12.8766	13.6418	92,782
	02	2015	13.6473	12.8766	110,751
	02	2014	13.6505	13.6473	130,203
	02	2013	13.4614	13.6505	150,940
	02	2012	12.1651	13.4614	181,344
	02	2011	12.0828	12.1651	220,091
	02	2010	11.0990	12.0828	226,528
	02	2009	8.9926	11.0990	215,495
	02	2008	10.3225	8.9926	177,611
	02	2007	10.0000	10.3225	66,440

	03	2016	12.8190	13.5739	23,542
	03	2015	13.5932	12.8190	26,361
	03	2014	13.6033	13.5932	25,937
	03	2013	13.4217	13.6033	3,760
	03	2012	12.1353	13.4217	6,703
	03	2011	12.0593	12.1353	6,705
	03	2010	11.0831	12.0593	6,918
	03	2009	8.9843	11.0831	5,033
	03	2008	10.3182	8.9843	2,218
	03	2007	10.0000	10.3182	2,870

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2016	12.6467	13.3709	85,983
	04	2015	13.4310	12.6467	98,216
	04	2014	13.4616	13.4310	113,836
	04	2013	13.3023	13.4616	130,287
	04	2012	12.0459	13.3023	138,038
	04	2011	11.9888	12.0459	140,588
	04	2010	11.0352	11.9888	161,673
	04	2009	8.9591	11.0352	64,686
	04	2008	10.3052	8.9591	34,772
	04	2007	10.0000	10.3052	35,288

	05	2016	12.5898	13.3039	0
	05	2015	13.3774	12.5898	0
	05	2014	13.4147	13.3774	0
	05	2013	13.2628	13.4147	0
	05	2012	12.0163	13.2628	12,562
	05	2011	11.9654	12.0163	0
	05	2010	11.0193	11.9654	4,203
	05	2009	8.9508	11.0193	0
	05	2008	10.3008	8.9508	0
	05	2007	10.0000	10.3008	0

	06	2016	12.4205	13.1050	1,121
	06	2015	13.2178	12.4205	1,121
	06	2014	13.2750	13.2178	2,659
	06	2013	13.1448	13.2750	1,587
	06	2012	11.9278	13.1448	1,639
	06	2011	11.8954	11.9278	1,394
	06	2010	10.9716	11.8954	894
	06	2009	8.9257	10.9716	976
	06	2008	10.2878	8.9257	0
	06	2007	10.0000	10.2878	0

	07	2016	12.3646	13.0393	0
	07	2015	13.1651	12.3646	0
	07	2014	13.2288	13.1651	0
	07	2013	13.1057	13.2288	19,697
	07	2012	11.8984	13.1057	2,131
	07	2011	11.8722	11.8984	2,159
	07	2010	10.9558	11.8722	2,134
	07	2009	8.9174	10.9558	2,132
	07	2008	10.2835	8.9174	0
	07	2007	10.0000	10.2835	0

	08	2016	12.1431	12.7795	0
	08	2015	12.9557	12.1431	0
	08	2014	13.0451	12.9557	0
	08	2013	12.9502	13.0451	0
	08	2012	11.7815	12.9502	0
	08	2011	11.7795	11.7815	0
	08	2010	10.8925	11.7795	0
	08	2009	8.8841	10.8925	0
	08	2008	10.2661	8.8841
	08	2007	10.0000	10.2661

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Rational Dividend Capture VA Fund	01	2016	13.8532	14.5741	4,547
	01	2015	14.5297	13.8532	5,991
	01	2014	13.4108	14.5297	21,463
	01	2013	11.3667	13.4108	51,164
	01	2012	10.3694	11.3667	77,964
	01	2011	9.8466	10.3694	77,596
	01	2010	8.6965	9.8466	85,158
	01	2009	7.0680	8.6965	71,580
	01	2008	9.9936	7.0680	15,153
	01	2007	10.0000	9.9936	0

	02	2016	13.6280	14.3081	2,143
	02	2015	14.3227	13.6280	2,374
	02	2014	13.2467	14.3227	2,465
	02	2013	11.2504	13.2467	7,543
	02	2012	10.2844	11.2504	8,254
	02	2011	9.7858	10.2844	8,717
	02	2010	8.6604	9.7858	9,654
	02	2009	7.0530	8.6604	10,415
	02	2008	9.9928	7.0530	6,770
	02	2007	10.0000	9.9928	0

	03	2016	13.5725	14.2426	0
	03	2015	14.2716	13.5725	0
	03	2014	13.2061	14.2716	0
	03	2013	11.2217	13.2061	1,899
	03	2012	10.2633	11.2217	2,074
	03	2011	9.7707	10.2633	2,256
	03	2010	8.6514	9.7707	2,475
	03	2009	7.0493	8.6514	2,701
	03	2008	9.9926	7.0493	495
	03	2007	10.0000	9.9926	0

	04	2016	13.4061	14.0464	0
	04	2015	14.1182	13.4061	0
	04	2014	13.0843	14.1182	0
	04	2013	11.1352	13.0843	1,036
	04	2012	10.1999	11.1352	1,059
	04	2011	9.7252	10.1999	1,079
	04	2010	8.6243	9.7252	1,170
	04	2009	7.0380	8.6243	1,151
	04	2008	9.9920	7.0380	0
	04	2007	10.0000	9.9920	0

	05	2016	13.3511	13.9816	0
	05	2015	14.0675	13.3511	0
	05	2014	13.0439	14.0675	0
	05	2013	11.1065	13.0439	0
	05	2012	10.1788	11.1065	0
	05	2011	9.7100	10.1788	0
	05	2010	8.6153	9.7100	0
	05	2009	7.0342	8.6153	0
	05	2008	9.9918	7.0342	0
	05	2007	10.0000	9.9918	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2016	13.1874	13.7891	0
	06	2015	13.9163	13.1874	0
	06	2014	12.9236	13.9163	0
	06	2013	11.0209	12.9236	0
	06	2012	10.1160	11.0209	0
	06	2011	9.6648	10.1160	0
	06	2010	8.5884	9.6648	0
	06	2009	7.0230	8.5884	0
	06	2008	9.9912	7.0230	0
	06	2007	10.0000	9.9912	0

	07	2016	13.1333	13.7255	0
	07	2015	13.8663	13.1333	0
	07	2014	12.8837	13.8663	0
	07	2013	10.9925	12.8837	0
	07	2012	10.0951	10.9925	0
	07	2011	9.6498	10.0951	0
	07	2010	8.5794	9.6498	0
	07	2009	7.0192	8.5794	0
	07	2008	9.9910	7.0192	0
	07	2007	10.0000	9.9910	0

	08	2016	12.9187	13.4736	0
	08	2015	13.6677	12.9187	0
	08	2014	12.7252	13.6677	0
	08	2013	10.8795	12.7252	0
	08	2012	10.0119	10.8795	0
	08	2011	9.5898	10.0119	0
	08	2010	8.5435	9.5898	0
	08	2009	7.0042	8.5435	0
	08	2008	9.9903	7.0042	0
	08	2007	10.0000	9.9903	0

Rational Insider Buying VA Fund	01	2016	13.2306	14.4442	7,567
	01	2015	14.4912	13.2306	10,155
	01	2014	15.0448	14.4912	32,948
	01	2013	11.5957	15.0448	68,771
	01	2012	9.6155	11.5957	106,803
	01	2011	9.8664	9.6155	129,303
	01	2010	7.7399	9.8664	135,477
	01	2009	5.9193	7.7399	94,403
	01	2008	10.2414	5.9193	24,968
	01	2007	10.0000	10.2414	0

	02	2016	13.0156	14.1805	3,247
	02	2015	14.2847	13.0156	3,707
	02	2014	14.8607	14.2847	3,734
	02	2013	11.4771	14.8607	5,873
	02	2012	9.5367	11.4771	7,019
	02	2011	9.8054	9.5367	7,982
	02	2010	7.7077	9.8054	8,052
	02	2009	5.9067	7.7077	9,656
	02	2008	10.2406	5.9067	3,981
	02	2007	10.0000	10.2406	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2016	12.9625	14.1156	0
	03	2015	14.2337	12.9625	0
	03	2014	14.8152	14.2337	0
	03	2013	11.4478	14.8152	0
	03	2012	9.5172	11.4478	0
	03	2011	9.7903	9.5172	0
	03	2010	7.6997	9.7903	0
	03	2009	5.9036	7.6997	0
	03	2008	10.2404	5.9036	0
	03	2007	10.0000	10.2404	0

	04	2016	12.8036	13.9212	0
	04	2015	14.0808	12.8036	0
	04	2014	14.6785	14.0808	0
	04	2013	11.3596	14.6785	464
	04	2012	9.4584	11.3596	3,212
	04	2011	9.7447	9.4584	3,269
	04	2010	7.6757	9.7447	3,275
	04	2009	5.8941	7.6757	3,333
	04	2008	10.2398	5.8941	0
	04	2007	10.0000	10.2398	0

	05	2016	12.7511	13.8570	0
	05	2015	14.0302	12.7511	0
	05	2014	14.6333	14.0302	0
	05	2013	11.3303	14.6333	0
	05	2012	9.4389	11.3303	0
	05	2011	9.7296	9.4389	0
	05	2010	7.6677	9.7296	0
	05	2009	5.8910	7.6677	0
	05	2008	10.2396	5.8910	0
	05	2007	10.0000	10.2396	0

	06	2016	12.5947	13.6661	0
	06	2015	13.8794	12.5947	0
	06	2014	14.4982	13.8794	0
	06	2013	11.2430	14.4982	0
	06	2012	9.3806	11.2430	0
	06	2011	9.6843	9.3806	0
	06	2010	7.6436	9.6843	0
	06	2009	5.8816	7.6436	0
	06	2008	10.2390	5.8816	0
	06	2007	10.0000	10.2390	0

	07	2016	12.5431	13.6031	0
	07	2015	13.8296	12.5431	0
	07	2014	14.4536	13.8296	0
	07	2013	11.2141	14.4536	0
	07	2012	9.3613	11.2141	0
	07	2011	9.6693	9.3613	0
	07	2010	7.6357	9.6693	0
	07	2009	5.8784	7.6357	0
	07	2008	10.2388	5.8784	0
	07	2007	10.0000	10.2388	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2016	12.3381	13.3534	0
	08	2015	13.6315	12.3381	0
	08	2014	14.2757	13.6315	0
	08	2013	11.0988	14.2757	0
	08	2012	9.2841	11.0988	0
	08	2011	9.6092	9.2841	0
	08	2010	7.6038	9.6092	0
	08	2009	5.8659	7.6038	0
	08	2008	10.2380	5.8659	0
	08	2007	10.0000	10.2380	0

Invesco V.I. Equity and Income Fund, Series II	01	2016	14.9536	16.8887	1,169,703
	01	2015	15.6079	14.9536	1,350,143
	01	2014	14.5906	15.6079	1,380,743
	01	2013	11.8791	14.5906	1,151,467
	01	2012	10.7479	11.8791	842,844
	01	2011	11.0718	10.7479	819,924
	01	2010	10.0485	11.0718	846,113
	01	2009	8.3412	10.0485	635,887
	01	2008	10.0000	8.3412	169,134

	02	2016	14.7175	16.5883	272,349
	02	2015	15.3928	14.7175	289,451
	02	2014	14.4189	15.3928	263,507
	02	2013	11.7632	14.4189	241,801
	02	2012	10.6649	11.7632	229,544
	02	2011	11.0086	10.6649	245,553
	02	2010	10.0115	11.0086	240,011
	02	2009	8.3274	10.0115	240,874
	02	2008	10.0000	8.3274	55,931

	03	2016	14.6593	16.5143	770
	03	2015	15.3397	14.6593	843
	03	2014	14.3764	15.3397	0
	03	2013	11.7345	14.3764	0
	03	2012	10.6443	11.7345	0
	03	2011	10.9929	10.6443	0
	03	2010	10.0023	10.9929	0
	03	2009	8.3240	10.0023	958
	03	2008	10.0000	8.3240	0

	04	2016	14.4847	16.2926	133,978
	04	2015	15.1803	14.4847	150,788
	04	2014	14.2488	15.1803	160,398
	04	2013	11.6482	14.2488	190,262
	04	2012	10.5823	11.6482	132,864
	04	2011	10.9456	10.5823	154,127
	04	2010	9.9745	10.9456	143,473
	04	2009	8.3136	9.9745	73,435
	04	2008	10.0000	8.3136	22,952

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2016	14.4270	16.2194	0
	05	2015	15.1276	14.4270	0
	05	2014	14.2066	15.1276	0
	05	2013	11.6196	14.2066	0
	05	2012	10.5617	11.6196	0
	05	2011	10.9299	10.5617	0
	05	2010	9.9653	10.9299	0
	05	2009	8.3102	9.9653	0
	05	2008	10.0000	8.3102	0

	06	2016	14.2552	16.0017	0
	06	2015	14.9704	14.2552	0
	06	2014	14.0805	14.9704	0
	06	2013	11.5341	14.0805	7,680
	06	2012	10.5002	11.5341	0
	06	2011	10.8829	10.5002	0
	06	2010	9.9376	10.8829	0
	06	2009	8.2999	9.9376	0
	06	2008	10.0000	8.2999	0

	07	2016	14.1984	15.9298	0
	07	2015	14.9183	14.1984	0
	07	2014	14.0387	14.9183	0
	07	2013	11.5058	14.0387	0
	07	2012	10.4798	11.5058	0
	07	2011	10.8673	10.4798	0
	07	2010	9.9284	10.8673	0
	07	2009	8.2964	9.9284	0
	07	2008	10.0000	8.2964	121

	08	2016	13.9730	15.6449	0
	08	2015	14.7116	13.9730	0
	08	2014	13.8726	14.7116	0
	08	2013	11.3929	13.8726	0
	08	2012	10.3984	11.3929	0
	08	2011	10.8049	10.3984	0
	08	2010	9.8917	10.8049	0
	08	2009	8.2826	9.8917	4,822
	08	2008	10.0000	8.2826	4,772

Invesco V.I. American Value Fund, Series II	01	2016	15.5225	17.5897	126,409
	01	2015	17.4126	15.5225	167,332
	01	2014	16.1720	17.4126	188,434
	01	2013	12.2772	16.1720	213,297
	01	2012	10.6634	12.2772	92,595
	01	2011	10.7530	10.6634	88,386
	01	2010	8.9484	10.7530	80,031
	01	2009	6.5381	8.9484	42,779
	01	2008	10.0000	6.5381	14,627

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2016	15.2774	17.2767	43,196
	02	2015	17.1726	15.2774	50,665
	02	2014	15.9816	17.1726	32,930
	02	2013	12.1574	15.9816	27,031
	02	2012	10.5809	12.1574	25,131
	02	2011	10.6916	10.5809	52,780
	02	2010	8.9154	10.6916	49,785
	02	2009	6.5273	8.9154	50,246
	02	2008	10.0000	6.5273	3,826

	03	2016	15.2169	17.1996	1,237
	03	2015	17.1133	15.2169	1,329
	03	2014	15.9345	17.1133	459
	03	2013	12.1277	15.9345	478
	03	2012	10.5605	12.1277	585
	03	2011	10.6764	10.5605	0
	03	2010	8.9072	10.6764	0
	03	2009	6.5246	8.9072	0
	03	2008	10.0000	6.5246	0

	04	2016	15.0357	16.9687	26,525
	04	2015	16.9355	15.0357	27,546
	04	2014	15.7931	16.9355	38,466
	04	2013	12.0385	15.7931	41,536
	04	2012	10.4990	12.0385	26,899
	04	2011	10.6304	10.4990	30,202
	04	2010	8.8825	10.6304	29,368
	04	2009	6.5165	8.8825	22,252
	04	2008	10.0000	6.5165	14,029

	05	2016	14.9758	16.8924	0
	05	2015	16.8766	14.9758	0
	05	2014	15.7462	16.8766	0
	05	2013	12.0089	15.7462	0
	05	2012	10.4786	12.0089	0
	05	2011	10.6152	10.4786	0
	05	2010	8.8742	10.6152	0
	05	2009	6.5138	8.8742	0
	05	2008	10.0000	6.5138	0

	06	2016	14.7974	16.6656	0
	06	2015	16.7012	14.7974	0
	06	2014	15.6065	16.7012	0
	06	2013	11.9206	15.6065	0
	06	2012	10.4175	11.9206	0
	06	2011	10.5695	10.4175	0
	06	2010	8.8496	10.5695	0
	06	2009	6.5056	8.8496	0
	06	2008	10.0000	6.5056	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2016	14.7384	16.5908	0
	07	2015	16.6432	14.7384	0
	07	2014	15.5602	16.6432	0
	07	2013	11.8913	15.5602	0
	07	2012	10.3973	11.8913	0
	07	2011	10.5543	10.3973	0
	07	2010	8.8414	10.5543	0
	07	2009	6.5029	8.8414	0
	07	2008	10.0000	6.5029	0

	08	2016	14.5044	16.2939	0
	08	2015	16.4125	14.5044	0
	08	2014	15.3760	16.4125	0
	08	2013	11.7746	15.3760	0
	08	2012	10.3164	11.7746	0
	08	2011	10.4937	10.3164	0
	08	2010	8.8086	10.4937	0
	08	2009	6.4921	8.8086	0
	08	2008	10.0000	6.4921	0

Invesco V.I. Comstock Fund, Series II	01	2016	13.3249	15.3312	648,957
	01	2015	14.4431	13.3249	778,586
	01	2014	13.4604	14.4431	914,555
	01	2013	10.0891	13.4604	933,529
	01	2012	8.6266	10.0891	763,874
	01	2011	8.9599	8.6266	841,430
	01	2010	7.8742	8.9599	932,923
	01	2009	6.2351	7.8742	817,372
	01	2008	9.8759	6.2351	622,407
	01	2007	10.0000	9.8759	402,293

	02	2016	13.0873	15.0273	221,267
	02	2015	14.2145	13.0873	285,214
	02	2014	13.2744	14.2145	305,176
	02	2013	9.9699	13.2744	365,561
	02	2012	8.5422	9.9699	342,352
	02	2011	8.8903	8.5422	344,608
	02	2010	7.8290	8.8903	428,583
	02	2009	6.2119	7.8290	378,268
	02	2008	9.8593	6.2119	322,005
	02	2007	10.0000	9.8593	185,210

	03	2016	13.0288	14.9525	6,524
	03	2015	14.1582	13.0288	7,104
	03	2014	13.2285	14.1582	13,346
	03	2013	9.9405	13.2285	16,469
	03	2012	8.5213	9.9405	11,146
	03	2011	8.8731	8.5213	11,717
	03	2010	7.8177	8.8731	11,496
	03	2009	6.2061	7.8177	14,588
	03	2008	9.8552	6.2061	10,433
	03	2007	10.0000	9.8552	5,252

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2016	12.8536	14.7288	135,282
	04	2015	13.9892	12.8536	177,785
	04	2014	13.0907	13.9892	203,534
	04	2013	9.8520	13.0907	207,908
	04	2012	8.4585	9.8520	185,678
	04	2011	8.8211	8.4585	187,712
	04	2010	7.7839	8.8211	229,229
	04	2009	6.1887	7.7839	110,741
	04	2008	9.8428	6.1887	86,868
	04	2007	10.0000	9.8428	46,416

	05	2016	12.7957	14.6550	0
	05	2015	13.9333	12.7957	0
	05	2014	13.0451	13.9333	0
	05	2013	9.8227	13.0451	0
	05	2012	8.4376	9.8227	0
	05	2011	8.8039	8.4376	0
	05	2010	7.7726	8.8039	0
	05	2009	6.1829	7.7726	0
	05	2008	9.8386	6.1829	0
	05	2007	10.0000	9.8386	0

	06	2016	12.6236	14.4357	0
	06	2015	13.7670	12.6236	0
	06	2014	12.9091	13.7670	3,781
	06	2013	9.7352	12.9091	0
	06	2012	8.3754	9.7352	445
	06	2011	8.7523	8.3754	1,638
	06	2010	7.7390	8.7523	0
	06	2009	6.1656	7.7390	0
	06	2008	9.8262	6.1656	0
	06	2007	10.0000	9.8262	0

	07	2016	12.5667	14.3633	0
	07	2015	13.7120	12.5667	0
	07	2014	12.8641	13.7120	0
	07	2013	9.7062	12.8641	2,767
	07	2012	8.3548	9.7062	3,219
	07	2011	8.7352	8.3548	3,346
	07	2010	7.7278	8.7352	3,339
	07	2009	6.1598	7.7278	0
	07	2008	9.8220	6.1598	163
	07	2007	10.0000	9.8220	0

	08	2016	12.3415	14.0770	0
	08	2015	13.4939	12.3415	0
	08	2014	12.6854	13.4939	0
	08	2013	9.5910	12.6854	0
	08	2012	8.2726	9.5910	0
	08	2011	8.6670	8.2726	0
	08	2010	7.6831	8.6670	0
	08	2009	6.1368	7.6831	0
	08	2008	9.8055	6.1368	0
	08	2007	10.0000	9.8055	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Invesco V.I. International Growth Fund, Series II	01	2016	12.7567	12.4588	39,966
	01	2015	13.3191	12.7567	41,767
	01	2014	13.5304	13.3191	25,054
	01	2013	11.5883	13.5304	14,415
	01	2012	10.2240	11.5883	6,013
	01	2011	10.0000	10.2240	0

	02	2016	12.6459	12.3254	17,707
	02	2015	13.2303	12.6459	13,127
	02	2014	13.4676	13.2303	9,776
	02	2013	11.5580	13.4676	2,783
	02	2012	10.2182	11.5580	0
	02	2011	10.0000	10.2182	454

	03	2016	12.6184	12.2924	0
	03	2015	13.2083	12.6184	0
	03	2014	13.4520	13.2083	0
	03	2013	11.5505	13.4520	0
	03	2012	10.2168	11.5505	0
	03	2011	10.0000	10.2168	0

	04	2016	12.5358	12.1932	3,006
	04	2015	13.1419	12.5358	3,090
	04	2014	13.4050	13.1419	2,125
	04	2013	11.5278	13.4050	968
	04	2012	10.2124	11.5278	0
	04	2011	10.0000	10.2124	0

	05	2016	12.5084	12.1604	0
	05	2015	13.1199	12.5084	0
	05	2014	13.3894	13.1199	0
	05	2013	11.5202	13.3894	0
	05	2012	10.2109	11.5202	0
	05	2011	10.0000	10.2109	0

	06	2016	12.4265	12.0622	0
	06	2015	13.0540	12.4265	0
	06	2014	13.3426	13.0540	0
	06	2013	11.4975	13.3426	0
	06	2012	10.2065	11.4975	0
	06	2011	10.0000	10.2065	0

	07	2016	12.3993	12.0297	0
	07	2015	13.0321	12.3993	0
	07	2014	13.3270	13.0321	0
	07	2013	11.4900	13.3270	0
	07	2012	10.2051	11.4900	0
	07	2011	10.0000	10.2051	0

	08	2016	12.2910	11.9002	0
	08	2015	12.9448	12.2910	0
	08	2014	13.2648	12.9448	0
	08	2013	11.4598	13.2648	0
	08	2012	10.1992	11.4598	0
	08	2011	10.0000	10.1992	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
JPMorgan Insurance Trust Core Bond Portfolio, Class 2	01	2016	10.2237	10.2396	1,071,351
	01	2015	10.3061	10.2237	758,184
	01	2014	10.0075	10.3061	708,273
	01	2013	10.3555	10.0075	380,117
	01	2012	10.0222	10.3555	145,072
	01	2011	10.0000	10.0222	13,251

	02	2016	10.1349	10.1299	130,656
	02	2015	10.2374	10.1349	116,064
	02	2014	9.9610	10.2374	106,429
	02	2013	10.3285	9.9610	82,381
	02	2012	10.0165	10.3285	36,937
	02	2011	10.0000	10.0165	12,748

	03	2016	10.1129	10.1028	11,500
	03	2015	10.2203	10.1129	2,272
	03	2014	9.9495	10.2203	2,272
	03	2013	10.3217	9.9495	2,272
	03	2012	10.0151	10.3217	0
	03	2011	10.0000	10.0151	0

	04	2016	10.0466	10.0213	152,150
	04	2015	10.1690	10.0466	140,527
	04	2014	9.9147	10.1690	137,928
	04	2013	10.3014	9.9147	130,767
	04	2012	10.0108	10.3014	60,456
	04	2011	10.0000	10.0108	0

	05	2016	10.0247	9.9943	0
	05	2015	10.1519	10.0247	0
	05	2014	9.9031	10.1519	0
	05	2013	10.2947	9.9031	0
	05	2012	10.0094	10.2947	0
	05	2011	10.0000	10.0094	0

	06	2016	9.9590	9.9136	273
	06	2015	10.1010	9.9590	0
	06	2014	9.8685	10.1010	0
	06	2013	10.2744	9.8685	0
	06	2012	10.0051	10.2744	0
	06	2011	10.0000	10.0051	0

	07	2016	9.9373	9.8869	0
	07	2015	10.0840	9.9373	0
	07	2014	9.8570	10.0840	0
	07	2013	10.2677	9.8570	0
	07	2012	10.0037	10.2677	49,664
	07	2011	10.0000	10.0037	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2016	9.8504	9.7805	0
	08	2015	10.0164	9.8504	0
	08	2014	9.8109	10.0164	0
	08	2013	10.2407	9.8109	0
	08	2012	9.9979	10.2407	0
	08	2011	10.0000	9.9979	0
JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2	01	2016	17.5984	19.1591	132,205
	01	2015	17.7888	17.5984	128,364
	01	2014	15.9207	17.7888	149,553
	01	2013	11.9115	15.9207	71,309
	01	2012	10.3278	11.9115	31,418
	01	2011	10.0000	10.3278	0

	02	2016	17.4455	18.9541	59.902
	02	2015	17.6703	17.4455	74,972
	02	2014	15.8468	17.6703	49,908
	02	2013	11.8804	15.8468	39,684
	02	2012	10.3219	11.8804	9,491
	02	2011	10.0000	10.3219	0

	03	2016	17.4077	18.9033	8,753
	03	2015	17.6409	17.4077	8,779
	03	2014	15.8285	17.6409	8,444
	03	2013	11.8727	15.8285	0
	03	2012	10.3204	11.8727	0
	03	2011	10.0000	10.3204	0

	04	2016	17.2937	18.7508	3,816
	04	2015	17.5522	17.2937	4,008
	04	2014	15.7731	17.5522	9,045
	04	2013	11.8493	15.7731	8,304
	04	2012	10.3160	11.8493	1,059
	04	2011	10.0000	10.3160	0

	05	2016	17.2559	18.7003	0
	05	2015	17.5228	17.2559	0
	05	2014	15.7547	17.5228	0
	05	2013	11.8416	15.7547	0
	05	2012	10.3145	11.8416	0
	05	2011	10.0000	10.3145	0

	06	2016	17.1430	18.5494	0
	06	2015	17.4349	17.1430	0
	06	2014	15.6997	17.4349	0
	06	2013	11.8183	15.6997	0
	06	2012	10.3101	11.8183	0
	06	2011	10.0000	10.3101	0

	07	2016	17.1055	18.4994	0
	07	2015	17.4056	17.1055	0
	07	2014	15.6814	17.4056	0
	07	2013	11.8105	15.6814	0
	07	2012	10.3086	11.8105	0
	07	2011	10.0000	10.3086	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2016	16.9561	18.3003	0
	08	2015	17.2890	16.9561	0
	08	2014	15.6082	17.2890	0
	08	2013	11.7795	15.6082	0
	08	2012	10.3027	11.7795	0
	08	2011	10.0000	10.3027	0
Lazard Retirement Emerging Markets Equity Portfolio, Service Class	01	2016	7.6911	9.1361	1,181,362
	01	2015	9.7821	7.6911	1,457,975
	01	2014	10.4299	9.7821	1,487,594
	01	2013	10.7384	10.4299	1,739,073
	01	2012	8.9466	10.7384	1,782,481
	01	2011	11.0933	8.9466	2,024,596
	01	2010	9.1928	11.0933	1,837,993
	01	2009	5.5031	9.1928	1,351,361
	01	2008	10.0000	5.5031	852,549

	02	2016	7.5696	8.9735	362,248
	02	2015	9.6472	7.5696	392,897
	02	2014	10.3071	9.6472	371,648
	02	2013	10.6336	10.3071	448,134
	02	2012	8.8774	10.6336	512,204
	02	2011	11.0299	8.8774	513,399
	02	2010	9.1589	11.0299	620,363
	02	2009	5.4940	9.1589	629,558
	02	2008	10.0000	5.4940	445,364

	03	2016	7.5396	8.9334	4,393
	03	2015	9.6139	7.5396	5,409
	03	2014	10.2767	9.6139	5,902
	03	2013	10.6077	10.2767	3,208
	03	2012	8.8603	10.6077	2,291
	03	2011	11.0142	8.8603	2,540
	03	2010	9.1505	11.0142	3,277
	03	2009	5.4917	9.1505	3,584
	03	2008	10.0000	5.4917	3,063

	04	2016	7.4498	8.8135	710,598
	04	2015	9.5140	7.4498	210,543
	04	2014	10.1855	9.5140	209,840
	04	2013	10.5296	10.1855	263,449
	04	2012	8.8087	10.5296	248,400
	04	2011	10.9668	8.8087	271,787
	04	2010	9.1251	10.9668	272,195
	04	2009	5.4849	9.1251	135,166
	04	2008	10.0000	5.4849	59,627

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2016	7.4201	8.7738	0
	05	2015	9.4809	7.4201	2,113
	05	2014	10.1552	9.4809	0
	05	2013	10.5037	10.1552	0
	05	2012	8.7915	10.5037	0
	05	2011	10.9511	8.7915	0
	05	2010	9.1166	10.9511	0
	05	2009	5.4826	9.1166	0
	05	2008	10.0000	5.4826	0

	06	2016	7.3317	8.6561	0
	06	2015	9.3823	7.3317	0
	06	2014	10.0651	9.3823	0
	06	2013	10.4265	10.0651	0
	06	2012	8.7404	10.4265	0
	06	2011	10.9040	8.7404	2,983
	06	2010	9.0913	10.9040	3,110
	06	2009	5.4757	9.0913	73
	06	2008	10.0000	5.4757	507

	07	2016	7.3025	8.6171	0
	07	2015	9.3497	7.3025	0
	07	2014	10.0353	9.3497	0
	07	2013	10.4009	10.0353	1,215
	07	2012	8.7234	10.4009	2,570
	07	2011	10.8884	8.7234	3,966
	07	2010	9.0829	10.8884	3,654
	07	2009	5.4735	9.0829	3,587
	07	2008	10.0000	5.4735	249

	08	2016	7.1865	8.4629	0
	08	2015	9.2201	7.1865	0
	08	2014	9.9164	9.2201	0
	08	2013	10.2988	9.9164	0
	08	2012	8.6555	10.2988	0
	08	2011	10.8258	8.6555	0
	08	2010	9.0492	10.8258	0
	08	2009	5.4643	9.0492	0
	08	2008	10.0000	5.4643	0

Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC	01	2016	20.4382	23.2659	474,096
	01	2015	21.5222	20.4382	528,956
	01	2014	20.4247	21.5222	595,011
	01	2013	15.2971	20.4247	674,025
	01	2012	14.0666	15.2971	707,273
	01	2011	14.9744	14.0666	862,779
	01	2010	12.7916	14.9744	971,833
	01	2009	10.3245	12.7916	1,010,133
	01	2008	14.7181	10.3245	666,679
	01	2007	14.0237	14.7181	480,156

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2016	19.9418	22.6546	168,880
	02	2015	21.0423	19.9418	190,302
	02	2014	20.0100	21.0423	227,192
	02	2013	15.0170	20.0100	299,157
	02	2012	13.8373	15.0170	318,816
	02	2011	14.7603	13.8373	392,066
	02	2010	12.6344	14.7603	430,127
	02	2009	10.2184	12.6344	518,750
	02	2008	14.5967	10.2184	439,935
	02	2007	13.9365	14.5967	386,078

	03	2016	19.8201	22.5049	5,096
	03	2015	20.9245	19.8201	5,628
	03	2014	19.9080	20.9245	5,819
	03	2013	14.9481	19.9080	13,086
	03	2012	13.7808	14.9481	16,179
	03	2011	14.7075	13.7808	21,763
	03	2010	12.5956	14.7075	19,158
	03	2009	10.1921	12.5956	21,382
	03	2008	14.5667	10.1921	26,029
	03	2007	13.9149	14.5667	24,320

	04	2016	19.4566	22.0584	136,528
	04	2015	20.5723	19.4566	153,002
	04	2014	19.6030	20.5723	164,708
	04	2013	14.7416	19.6030	189,098
	04	2012	13.6115	14.7416	190,196
	04	2011	14.5490	13.6115	204,667
	04	2010	12.4789	14.5490	215,926
	04	2009	10.1132	12.4789	168,926
	04	2008	14.4762	10.1132	190,339
	04	2007	13.8498	14.4762	183,587

	05	2016	19.3370	21.9115	0
	05	2015	20.4563	19.3370	0
	05	2014	19.5024	20.4563	0
	05	2013	14.6734	19.5024	1,266
	05	2012	13.5555	14.6734	1,267
	05	2011	14.4965	13.5555	1,267
	05	2010	12.4403	14.4965	1,268
	05	2009	10.0871	12.4403	1,269
	05	2008	14.4461	10.0871	1,270
	05	2007	13.8282	14.4461	1,271

	06	2016	18.9824	21.4768	2,670
	06	2015	20.1120	18.9824	2,695
	06	2014	19.2035	20.1120	2,764
	06	2013	14.4708	19.2035	8,989
	06	2012	13.3888	14.4708	4,378
	06	2011	14.3403	13.3888	4,660
	06	2010	12.3250	14.3403	6,849
	06	2009	10.0090	12.3250	11,816
	06	2008	14.3564	10.0090	12,507
	06	2007	13.7635	14.3564	22,917

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2016	18.8657	21.3338	0
	07	2015	19.9985	18.8657	0
	07	2014	19.1050	19.9985	0
	07	2013	14.4039	19.1050	0
	07	2012	13.3338	14.4039	100
	07	2011	14.2886	13.3338	99
	07	2010	12.2869	14.2886	97
	07	2009	9.9831	12.2869	101
	07	2008	14.3266	9.9831	102
	07	2007	13.7420	14.3266	0

	08	2016	18.4050	20.7703	0
	08	2015	19.5502	18.4050	0
	08	2014	18.7150	19.5502	0
	08	2013	14.1387	18.7150	0
	08	2012	13.1153	14.1387	0
	08	2011	14.0832	13.1153	0
	08	2010	12.1351	14.0832	0
	08	2009	9.8800	12.1351	0
	08	2008	14.2078	9.8800	0
	08	2007	13.6562	14.2078	0

Lord Abbett Series Fund Inc. - Growth Opportunities Portfolio, Class VC	01	2016	21.5689	21.4746	277,861
	01	2015	21.3494	21.5689	324,810
	01	2014	20.4654	21.3494	348,916
	01	2013	15.1801	20.4654	411,511
	01	2012	13.5283	15.1801	531,745
	01	2011	15.2913	13.5283	587,865
	01	2010	12.6481	15.2913	672,897
	01	2009	8.8358	12.6481	878,941
	01	2008	14.5486	8.8358	1,009,069
	01	2007	12.1980	14.5486	1,029,380

	02	2016	21.0450	20.9104	213,452
	02	2015	20.8733	21.0450	251,135
	02	2014	20.0499	20.8733	303,796
	02	2013	14.9022	20.0499	362,989
	02	2012	13.3079	14.9022	450,995
	02	2011	15.0727	13.3079	531,987
	02	2010	12.4927	15.0727	602,417
	02	2009	8.7450	12.4927	778,479
	02	2008	14.4287	8.7450	921,852
	02	2007	12.1223	14.4287	919,034

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2016	20.9164	20.7721	8,506
	03	2015	20.7563	20.9164	9,680
	03	2014	19.9477	20.7563	10,623
	03	2013	14.8337	19.9477	11,695
	03	2012	13.2535	14.8337	14,344
	03	2011	15.0188	13.2535	18,100
	03	2010	12.4543	15.0188	23,612
	03	2009	8.7225	12.4543	29,679
	03	2008	14.3990	8.7225	40,859
	03	2007	12.1035	14.3990	44,019

	04	2016	20.5329	20.3600	78,070
	04	2015	20.4070	20.5329	88,199
	04	2014	19.6420	20.4070	100,162
	04	2013	14.6288	19.6420	128,690
	04	2012	13.0905	14.6288	165,214
	04	2011	14.8569	13.0905	187,102
	04	2010	12.3389	14.8569	223,482
	04	2009	8.6550	12.3389	285,320
	04	2008	14.3095	8.6550	361,906
	04	2007	12.0468	14.3095	501,191

	05	2016	20.4066	20.2244	2,221
	05	2015	20.2918	20.4066	2,305
	05	2014	19.5411	20.2918	3,024
	05	2013	14.5611	19.5411	3,031
	05	2012	13.0367	14.5611	3,787
	05	2011	14.8033	13.0367	4,146
	05	2010	12.3007	14.8033	4,459
	05	2009	8.6326	12.3007	5,107
	05	2008	14.2798	8.6326	7,608
	05	2007	12.0280	14.2798	10,763

	06	2016	20.0323	19.8231	5,155
	06	2015	19.9503	20.0323	6,388
	06	2014	19.2417	19.9503	8,025
	06	2013	14.3600	19.2417	10,910
	06	2012	12.8764	14.3600	18,301
	06	2011	14.6437	12.8764	20,545
	06	2010	12.1868	14.6437	28,777
	06	2009	8.5657	12.1868	43,804
	06	2008	14.1911	8.5657	53,235
	06	2007	11.9717	14.1911	60,869

	07	2016	19.9092	19.6912	489
	07	2015	19.8377	19.9092	577
	07	2014	19.1430	19.8377	677
	07	2013	14.2936	19.1430	3,477
	07	2012	12.8235	14.2936	9,098
	07	2011	14.5910	12.8235	10,198
	07	2010	12.1490	14.5910	11,178
	07	2009	8.5436	12.1490	15,658
	07	2008	14.1616	8.5436	24,075
	07	2007	11.9530	14.1616	36,599

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2016	19.4230	19.1710	16
	08	2015	19.3930	19.4230	20
	08	2014	18.7522	19.3930	24
	08	2013	14.0304	18.7522	268
	08	2012	12.6134	14.0304	404
	08	2011	14.3813	12.6134	406
	08	2010	11.9990	14.3813	393
	08	2009	8.4553	11.9990	456
	08	2008	14.0442	8.4553	557
	08	2007	11.8783	14.0442	758
MFS Blended Research Core Equity Portfolio, Service Class	01	2016	25.0906	26.6940	488,575
	01	2015	25.2916	25.0906	581,838
	01	2014	22.9035	25.2916	661,656
	01	2013	17.1162	22.9035	809,846
	01	2012	15.1211	17.1162	1,060,869
	01	2011	15.1116	15.1211	1,311,612
	01	2010	13.2323	15.1116	1,758,771
	01	2009	10.7637	13.2323	2,394,402
	01	2008	16.8705	10.7637	2,914,766
	01	2007	16.2315	16.8705	3,195,279

	02	2016	24.4144	25.9218	470,917
	02	2015	24.6602	24.4144	572,588
	02	2014	22.3772	24.6602	706,630
	02	2013	16.7570	22.3772	886,757
	02	2012	14.8341	16.7570	1,167,868
	02	2011	14.8549	14.8341	1,438,721
	02	2010	13.0341	14.8549	1,812,378
	02	2009	10.6241	13.0341	2,229,845
	02	2008	16.6857	10.6241	2,592,174
	02	2007	16.0866	16.6857	2,725,037

	03	2016	24.2488	25.7329	25,216
	03	2015	24.5053	24.2488	32,822
	03	2014	22.2480	24.5053	37,340
	03	2013	16.6686	22.2480	44,534
	03	2012	14.7634	16.6686	56,001
	03	2011	14.7916	14.7634	67,533
	03	2010	12.9851	14.7916	96,009
	03	2009	10.5895	12.9851	116,372
	03	2008	16.6400	10.5895	140,303
	03	2007	16.0507	16.6400	153,482

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2016	23.7552	25.1706	185,648
	04	2015	24.0434	23.7552	232,341
	04	2014	21.8621	24.0434	273,509
	04	2013	16.4046	21.8621	375,451
	04	2012	14.5520	16.4046	471,116
	04	2011	14.6021	14.5520	550,195
	04	2010	12.8384	14.6021	705,820
	04	2009	10.4860	12.8384	896,777
	04	2008	16.5026	10.4860	1,142,270
	04	2007	15.9428	16.5026	1,429,595

	05	2016	23.5930	24.9859	5,600
	05	2015	23.8914	23.5930	6,346
	05	2014	21.7350	23.8914	8,480
	05	2013	16.3176	21.7350	9,731
	05	2012	14.4822	16.3176	11,859
	05	2011	14.5395	14.4822	14,155
	05	2010	12.7899	14.5395	16,558
	05	2009	10.4516	12.7899	18,491
	05	2008	16.4571	10.4516	24,369
	05	2007	15.9069	16.4571	27,976

	06	2016	23.1128	24.4399	14,913
	06	2015	23.4411	23.1128	16,507
	06	2014	21.3580	23.4411	56,930
	06	2013	16.0591	21.3580	70,434
	06	2012	14.2748	16.0591	94,859
	06	2011	14.3532	14.2748	105,855
	06	2010	12.6454	14.3532	140,888
	06	2009	10.3494	12.6454	163,090
	06	2008	16.3212	10.3494	184,100
	06	2007	15.8000	16.3212	208,935

	07	2016	20.9331	22.1237	1,809
	07	2015	21.2412	20.9331	2,267
	07	2014	19.3635	21.2412	2,626
	07	2013	14.5669	19.3635	16,323
	07	2012	12.9551	14.5669	41,542
	07	2011	13.0329	12.9551	44,415
	07	2010	11.4880	13.0329	53,204
	07	2009	9.4070	11.4880	66,839
	07	2008	14.8426	9.4070	95,323
	07	2007	14.3760	14.8426	140,535

	08	2016	20.3980	21.5140	307
	08	2015	20.7407	20.3980	345
	08	2014	18.9460	20.7407	386
	08	2013	14.2820	18.9460	975
	08	2012	12.7278	14.2820	1,516
	08	2011	12.8304	12.7278	1,637
	08	2010	11.3327	12.8304	1,831
	08	2009	9.2989	11.3327	2,004
	08	2008	14.7022	9.2989	2,235
	08	2007	14.2694	14.7022	3,287

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Corporate Bond Portfolio, Service Class	01	2016	16.8820	17.5970	2,039,218
	01	2015	17.2657	16.8820	2,318,716
	01	2014	16.6253	17.2657	2,480,388
	01	2013	16.9907	16.6253	2,675,289
	01	2012	15.5647	16.9907	2,186,893
	01	2011	14.8866	15.5647	2,136,109
	01	2010	13.6769	14.8866	2,164,621
	01	2009	10.8930	13.6769	1,165,307
	01	2008	12.4126	10.8930	392,181
	01	2007	12.2209	12.4126	222,993

	02	2016	16.4271	17.0880	304,731
	02	2015	16.8347	16.4271	303,945
	02	2014	16.2434	16.8347	301,614
	02	2013	16.6342	16.2434	328,661
	02	2012	15.2694	16.6342	327,100
	02	2011	14.6338	15.2694	322,785
	02	2010	13.4720	14.6338	288,349
	02	2009	10.7517	13.4720	285,902
	02	2008	12.2766	10.7517	106,134
	02	2007	12.1118	12.2766	147,994

	03	2016	16.3157	16.9634	77,076
	03	2015	16.7290	16.3157	73,811
	03	2014	16.1496	16.7290	75,016
	03	2013	16.5465	16.1496	9,809
	03	2012	15.1967	16.5465	8,163
	03	2011	14.5715	15.1967	8,571
	03	2010	13.4215	14.5715	10,494
	03	2009	10.7168	13.4215	7,531
	03	2008	12.2430	10.7168	7,176
	03	2007	12.0847	12.2430	12,777

	04	2016	15.9837	16.5928	289,375
	04	2015	16.4137	15.9837	309,677
	04	2014	15.8695	16.4137	406,091
	04	2013	16.2846	15.8695	496,903
	04	2012	14.9791	16.2846	369,557
	04	2011	14.3849	14.9791	359,463
	04	2010	13.2699	14.3849	330,152
	04	2009	10.6120	13.2699	154,570
	04	2008	12.1419	10.6120	138,219
	04	2007	12.0035	12.1419	282,919

	05	2016	15.8745	16.4711	0
	05	2015	16.3099	15.8745	0
	05	2014	15.7773	16.3099	0
	05	2013	16.1981	15.7773	0
	05	2012	14.9073	16.1981	0
	05	2011	14.3232	14.9073	0
	05	2010	13.2197	14.3232	14
	05	2009	10.5773	13.2197	191
	05	2008	12.1084	10.5773	400
	05	2007	11.9765	12.1084	569

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2016	15.5514	16.1111	8,859
	06	2015	16.0025	15.5514	9,480
	06	2014	15.5036	16.0025	8,501
	06	2013	15.9417	15.5036	5,554
	06	2012	14.6939	15.9417	7,526
	06	2011	14.1397	14.6939	7,888
	06	2010	13.0704	14.1397	24,347
	06	2009	10.4739	13.0704	2,597
	06	2008	12.0085	10.4739	4,332
	06	2007	11.8959	12.0085	22,477

	07	2016	13.8748	14.3669	1,637
	07	2015	14.2846	13.8748	1,589
	07	2014	13.8463	14.2846	1,600
	07	2013	14.2448	13.8463	77,476
	07	2012	13.1365	14.2448	15,759
	07	2011	12.6476	13.1365	11,875
	07	2010	11.6971	12.6476	17,038
	07	2009	9.3781	11.6971	27,910
	07	2008	10.7577	9.3781	35,035
	07	2007	10.6624	10.7577	88,971

	08	2016	13.5201	13.9710	0
	08	2015	13.9480	13.5201	1,661
	08	2014	13.5477	13.9480	1,859
	08	2013	13.9662	13.5477	2,018
	08	2012	12.9062	13.9662	1,887
	08	2011	12.4512	12.9062	2,065
	08	2010	11.5391	12.4512	3,316
	08	2009	9.2704	11.5391	3,515
	08	2008	10.6560	9.2704	3,704
	08	2007	10.5833	10.6560	17,207

MFS Core Equity Portfolio, Service Class	01	2016	15.3801	16.8005	537,398
	01	2015	15.7016	15.3801	624,668
	01	2014	14.3742	15.7016	668,161
	01	2013	10.8839	14.3742	843,492
	01	2012	9.5211	10.8839	1,002,792
	01	2011	9.8034	9.5211	1,022,395
	01	2010	8.5233	9.8034	932,079
	01	2009	6.5437	8.5233	983,386
	01	2008	10.8713	6.5437	553,485
	01	2007	10.0000	10.8713	288,954

	02	2016	15.1059	16.4675	193,546
	02	2015	15.4532	15.1059	215,236
	02	2014	14.1756	15.4532	221,574
	02	2013	10.7554	14.1756	245,703
	02	2012	9.4279	10.7554	282,434
	02	2011	9.7272	9.4279	298,416
	02	2010	8.4743	9.7272	288,285
	02	2009	6.5194	8.4743	331,065
	02	2008	10.8531	6.5194	239,464
	02	2007	10.0000	10.8531	131,379

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2016	15.0384	16.3855	2,865
	03	2015	15.3919	15.0384	3,027
	03	2014	14.1266	15.3919	3,070
	03	2013	10.7236	14.1266	2,397
	03	2012	9.4048	10.7236	2,669
	03	2011	9.7083	9.4048	2,744
	03	2010	8.4622	9.7083	2,679
	03	2009	6.5133	8.4622	2,782
	03	2008	10.8485	6.5133	363
	03	2007	10.0000	10.8485	775

	04	2016	14.8362	16.1404	46,090
	04	2015	15.2082	14.8362	66,520
	04	2014	13.9794	15.2082	80,817
	04	2013	10.6282	13.9794	159,905
	04	2012	9.3355	10.6282	166,056
	04	2011	9.6515	9.3355	100,718
	04	2010	8.4255	9.6515	85,155
	04	2009	6.4951	8.4255	94,551
	04	2008	10.8348	6.4951	65,946
	04	2007	10.0000	10.8348	45,392

	05	2016	14.7694	16.0595	1,116
	05	2015	15.1475	14.7694	1,141
	05	2014	13.9307	15.1475	1,172
	05	2013	10.5965	13.9307	1,268
	05	2012	9.3125	10.5965	1,446
	05	2011	9.6327	9.3125	1,526
	05	2010	8.4133	9.6327	1,567
	05	2009	6.4890	8.4133	1,638
	05	2008	10.8303	6.4890	1,731
	05	2007	10.0000	10.8303	1,492

	06	2016	14.5707	15.8192	11,709
	06	2015	14.9667	14.5707	12,209
	06	2014	13.7855	14.9667	49,094
	06	2013	10.5022	13.7855	49,364
	06	2012	9.2438	10.5022	50,263
	06	2011	9.5763	9.2438	46,770
	06	2010	8.3769	9.5763	46,820
	06	2009	6.4708	8.3769	47,102
	06	2008	10.8166	6.4708	47,053
	06	2007	10.0000	10.8166	47,052

	07	2016	14.5052	15.7401	0
	07	2015	14.9070	14.5052	0
	07	2014	13.7376	14.9070	0
	07	2013	10.4710	13.7376	0
	07	2012	9.2211	10.4710	2,569
	07	2011	9.5576	9.2211	3,843
	07	2010	8.3648	9.5576	3,846
	07	2009	6.4648	8.3648	3,916
	07	2008	10.8120	6.4648	158
	07	2007	10.0000	10.8120	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2016	14.2451	15.4263	0
	08	2015	14.6697	14.2451	0
	08	2014	13.5466	14.6697	0
	08	2013	10.3466	13.5466	0
	08	2012	9.1303	10.3466	0
	08	2011	9.4829	9.1303	0
	08	2010	8.3165	9.4829	0
	08	2009	6.4406	8.3165	0
	08	2008	10.7938	6.4406	0
	08	2007	10.0000	10.7938	0

MFS Emerging Markets Equity Portfolio, Service Class	01	2016	11.4781	12.3097	317,671
	01	2015	13.4278	11.4781	393,953
	01	2014	14.6787	13.4278	424,776
	01	2013	15.7772	14.6787	478,027
	01	2012	13.5269	15.7772	471,685
	01	2011	16.9221	13.5269	536,563
	01	2010	13.9353	16.9221	499,222
	01	2009	8.4276	13.9353	253,886
	01	2008	19.1263	8.4276	59,714
	01	2007	14.3768	19.1263	41,940

	02	2016	11.2426	12.0326	94,245
	02	2015	13.1792	11.2426	95,320
	02	2014	14.4363	13.1792	97,043
	02	2013	15.5483	14.4363	84,392
	02	2012	13.3580	15.5483	75,484
	02	2011	16.7448	13.3580	87,623
	02	2010	13.8174	16.7448	102,256
	02	2009	8.3733	13.8174	122,520
	02	2008	19.0421	8.3733	69,606
	02	2007	14.3428	19.0421	79,903

	03	2016	11.1847	11.9646	357
	03	2015	13.1180	11.1847	821
	03	2014	14.3765	13.1180	1,184
	03	2013	15.4918	14.3765	1,000
	03	2012	13.3163	15.4918	1,266
	03	2011	16.7009	13.3163	2,656
	03	2010	13.7882	16.7009	4,005
	03	2009	8.3598	13.7882	3,969
	03	2008	19.0212	8.3598	3,310
	03	2007	14.3344	19.0212	3,147

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2016	11.0116	11.7614	66,570
	04	2015	12.9348	11.0116	78,408
	04	2014	14.1975	12.9348	80,577
	04	2013	15.3224	14.1975	96,823
	04	2012	13.1909	15.3224	96,377
	04	2011	16.5691	13.1909	117,717
	04	2010	13.7003	16.5691	97,721
	04	2009	8.3193	13.7003	37,297
	04	2008	18.9581	8.3193	17,835
	04	2007	14.3089	18.9581	33,975

	05	2016	10.9544	11.6943	100
	05	2015	12.8742	10.9544	99
	05	2014	14.1383	12.8742	88
	05	2013	15.2663	14.1383	0
	05	2012	13.1494	15.2663	0
	05	2011	16.5253	13.1494	0
	05	2010	13.6711	16.5253	0
	05	2009	8.3058	13.6711	0
	05	2008	18.9372	8.3058	0
	05	2007	14.3004	18.9372	0

	06	2016	10.7848	11.4957	483
	06	2015	12.6944	10.7848	501
	06	2014	13.9622	12.6944	518
	06	2013	15.0993	13.9622	536
	06	2012	13.0256	15.0993	886
	06	2011	16.3949	13.0256	1,032
	06	2010	13.5839	16.3949	1,310
	06	2009	8.2655	13.5839	5,398
	06	2008	18.8744	8.2655	5,699
	06	2007	14.2750	18.8744	7,493

	07	2016	10.7289	11.4302	0
	07	2015	12.6350	10.7289	0
	07	2014	13.9040	12.6350	0
	07	2013	15.0440	13.9040	0
	07	2012	12.9846	15.0440	0
	07	2011	16.3516	12.9846	0
	07	2010	13.5550	16.3516	0
	07	2009	8.2521	13.5550	0
	07	2008	18.8535	8.2521	0
	07	2007	14.2665	18.8535	1,088

	08	2016	10.5076	11.1716	0
	08	2015	12.3998	10.5076	0
	08	2014	13.6732	12.3998	0
	08	2013	14.8246	13.6732	82
	08	2012	12.8216	14.8246	65
	08	2011	16.1794	12.8216	66
	08	2010	13.4397	16.1794	58
	08	2009	8.1987	13.4397	62
	08	2008	18.7701	8.1987	80
	08	2007	14.2326	18.7701	52

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Global Growth Portfolio, Service Class	01	2016	24.4462	25.4494	19,121
	01	2015	25.3182	24.4462	1,385
	01	2014	24.7399	25.3182	1,897
	01	2013	20.7996	24.7399	2,074
	01	2012	17.6999	20.7996	2,007
	01	2011	19.2816	17.6999	2,901
	01	2010	17.5773	19.2816	3,378
	01	2009	12.8178	17.5773	4,057
	01	2008	21.3906	12.8178	4,844
	01	2007	19.2426	21.3906	8,474

	02	2016	23.7873	24.7131	919
	02	2015	24.6861	23.7873	919
	02	2014	24.1714	24.6861	926
	02	2013	20.3630	24.1714	968
	02	2012	17.3639	20.3630	1,397
	02	2011	18.9541	17.3639	1,467
	02	2010	17.3139	18.9541	2,066
	02	2009	12.6514	17.3139	2,873
	02	2008	21.1564	12.6514	4,257
	02	2007	19.0708	21.1564	9,544

	03	2016	23.6260	24.5330	0
	03	2015	24.5311	23.6260	0
	03	2014	24.0318	24.5311	0
	03	2013	20.2557	24.0318	0
	03	2012	17.2812	20.2557	0
	03	2011	18.8734	17.2812	0
	03	2010	17.2489	18.8734	0
	03	2009	12.6103	17.2489	390
	03	2008	21.0984	12.6103	391
	03	2007	19.0283	21.0984	619

	04	2016	23.1451	23.9968	255
	04	2015	24.0687	23.1451	255
	04	2014	23.6149	24.0687	351
	04	2013	19.9349	23.6149	631
	04	2012	17.0337	19.9349	748
	04	2011	18.6316	17.0337	749
	04	2010	17.0540	18.6316	1,398
	04	2009	12.4870	17.0540	2,318
	04	2008	20.9243	12.4870	2,536
	04	2007	18.9003	20.9243	3,827

	05	2016	22.9870	23.8207	0
	05	2015	23.9165	22.9870	0
	05	2014	23.4776	23.9165	0
	05	2013	19.8291	23.4776	0
	05	2012	16.9520	19.8291	0
	05	2011	18.5517	16.9520	0
	05	2010	16.9896	18.5517	0
	05	2009	12.4461	16.9896	0
	05	2008	20.8665	12.4461	0
	05	2007	18.8579	20.8665	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2016	22.5191	23.3002	0
	06	2015	23.4657	22.5191	0
	06	2014	23.0704	23.4657	0
	06	2013	19.5151	23.0704	0
	06	2012	16.7092	19.5151	0
	06	2011	18.3141	16.7092	0
	06	2010	16.7976	18.3141	0
	06	2009	12.3244	16.7976	0
	06	2008	20.6944	12.3244	0
	06	2007	18.7311	20.6944	0

	07	2016	20.4939	21.1938	0
	07	2015	21.3662	20.4939	0
	07	2014	21.0170	21.3662	0
	07	2013	17.7872	21.0170	0
	07	2012	15.2376	17.7872	0
	07	2011	16.7096	15.2376	0
	07	2010	15.3339	16.7096	0
	07	2009	11.2562	15.3339	0
	07	2008	18.9104	11.2562	2,340
	07	2007	17.1252	18.9104	0

	08	2016	19.9700	20.6099	0
	08	2015	20.8627	19.9700	0
	08	2014	20.5639	20.8627	0
	08	2013	17.4393	20.5639	0
	08	2012	14.9704	17.4393	0
	08	2011	16.4502	14.9704	0
	08	2010	15.1267	16.4502	0
	08	2009	11.1269	15.1267	0
	08	2008	18.7316	11.1269	0
	08	2007	16.9983	18.7316	0

MFS Global Research Portfolio, Service Class	01	2016	20.7366	21.4571	7,226
	01	2015	21.3167	20.7366	8,478
	01	2014	21.2181	21.3167	9,618
	01	2013	17.4432	21.2181	10,881
	01	2012	15.2155	17.4432	15,802
	01	2011	16.6351	15.2155	17,738
	01	2010	15.0454	16.6351	27,472
	01	2009	11.5869	15.0454	28,663
	01	2008	18.5743	11.5869	33,050
	01	2007	16.7194	18.5743	49,739

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2016	20.1777	20.8364	6,153
	02	2015	20.7845	20.1777	12,258
	02	2014	20.7305	20.7845	12,613
	02	2013	17.0771	20.7305	13,969
	02	2012	14.9267	17.0771	20,165
	02	2011	16.3526	14.9267	23,651
	02	2010	14.8200	16.3526	33,975
	02	2009	11.4366	14.8200	42,572
	02	2008	18.3709	11.4366	45,070
	02	2007	16.5702	18.3709	45,842

	03	2016	20.0408	20.6845	0
	03	2015	20.6539	20.0408	0
	03	2014	20.6108	20.6539	0
	03	2013	16.9871	20.6108	0
	03	2012	14.8556	16.9871	0
	03	2011	16.2829	14.8556	0
	03	2010	14.7643	16.2829	0
	03	2009	11.3994	14.7643	0
	03	2008	18.3206	11.3994	2,927
	03	2007	16.5333	18.3206	3,100

	04	2016	19.6329	20.2324	6,432
	04	2015	20.2646	19.6329	6,807
	04	2014	20.2533	20.2646	6,868
	04	2013	16.7180	20.2533	3,673
	04	2012	14.6428	16.7180	2,008
	04	2011	16.0743	14.6428	11,955
	04	2010	14.5975	16.0743	13,119
	04	2009	11.2879	14.5975	3,974
	04	2008	18.1693	11.2879	6,963
	04	2007	16.4221	18.1693	12,551

	05	2016	19.4987	20.0839	0
	05	2015	20.1363	19.4987	0
	05	2014	20.1354	20.1363	0
	05	2013	16.6293	20.1354	0
	05	2012	14.5725	16.6293	0
	05	2011	16.0053	14.5725	0
	05	2010	14.5423	16.0053	16
	05	2009	11.2510	14.5423	207
	05	2008	18.1192	11.2510	434
	05	2007	16.3852	18.1192	931

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2016	19.1018	19.6450	1,496
	06	2015	19.7568	19.1018	1,445
	06	2014	19.7862	19.7568	1,443
	06	2013	16.3659	19.7862	1,458
	06	2012	14.3638	16.3659	1,522
	06	2011	15.8003	14.3638	1,687
	06	2010	14.3780	15.8003	1,647
	06	2009	11.1409	14.3780	3,920
	06	2008	17.9696	11.1409	5,965
	06	2007	16.2750	17.9696	5,788

	07	2016	17.2138	17.6942	0
	07	2015	17.8131	17.2138	0
	07	2014	17.8488	17.8131	0
	07	2013	14.7709	17.8488	0
	07	2012	12.9706	14.7709	0
	07	2011	14.2751	12.9706	0
	07	2010	12.9967	14.2751	0
	07	2009	10.0758	12.9967	0
	07	2008	16.2599	10.0758	3,505
	07	2007	14.7341	16.2599	0

	08	2016	16.7737	17.2066	0
	08	2015	17.3933	16.7737	0
	08	2014	17.4638	17.3933	0
	08	2013	14.4820	17.4638	0
	08	2012	12.7431	14.4820	0
	08	2011	14.0534	12.7431	0
	08	2010	12.8210	14.0534	0
	08	2009	9.9600	12.8210	0
	08	2008	16.1062	9.9600	0
	08	2007	14.6248	16.1062	0

MFS Global Tactical Allocation Portfolio, Service Class	01	2016	11.6232	12.1151	7,483,569
	01	2015	12.1200	11.6232	8,335,654
	01	2014	11.8212	12.1200	9,695,199
	01	2013	11.0736	11.8212	11,964,116
	01	2012	10.3056	11.0736	12,787,490
	01	2011	10.3446	10.3056	13,560,680
	01	2010	9.9880	10.3446	13,166,381
	01	2009	10.0000	9.9880	0

	02	2016	11.4813	11.9429	98,841
	02	2015	11.9965	11.4813	111,270
	02	2014	11.7246	11.9965	131,769
	02	2013	11.0055	11.7246	118,846
	02	2012	10.2632	11.0055	143,460
	02	2011	10.3230	10.2632	169,735
	02	2010	9.9874	10.3230	141,681
	02	2009	10.0000	9.9874	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2016	11.4462	11.9004	0
	03	2015	11.9659	11.4462	0
	03	2014	11.7007	11.9659	0
	03	2013	10.9885	11.7007	0
	03	2012	10.2526	10.9885	0
	03	2011	10.3176	10.2526	0
	03	2010	9.9873	10.3176	0
	03	2009	10.0000	9.9873	0

	04	2016	11.3409	11.7729	1,927,177
	04	2015	11.8740	11.3409	2,115,255
	04	2014	11.6286	11.8740	2,541,574
	04	2013	10.9376	11.6286	3,182,161
	04	2012	10.2209	10.9376	3,459,678
	04	2011	10.3014	10.2209	3,717,423
	04	2010	9.9869	10.3014	3,789,978
	04	2009	10.0000	9.9869	0

	05	2016	11.3060	11.7306	0
	05	2015	11.8435	11.3060	0
	05	2014	11.6047	11.8435	0
	05	2013	10.9207	11.6047	0
	05	2012	10.2103	10.9207	0
	05	2011	10.2960	10.2103	3,139
	05	2010	9.9867	10.2960	3,141
	05	2009	10.0000	9.9867	0

	06	2016	11.2020	11.6049	0
	06	2015	11.7525	11.2020	0
	06	2014	11.5332	11.7525	0
	06	2013	10.8701	11.5332	0
	06	2012	10.1787	10.8701	0
	06	2011	10.2798	10.1787	0
	06	2010	9.9863	10.2798	0
	06	2009	10.0000	9.9863	0

	07	2016	11.1675	11.5633	0
	07	2015	11.7224	11.1675	0
	07	2014	11.5095	11.7224	0
	07	2013	10.8533	11.5095	0
	07	2012	10.1681	10.8533	0
	07	2011	10.2744	10.1681	0
	07	2010	9.9862	10.2744	0
	07	2009	10.0000	9.9862	0

	08	2016	11.0305	11.3980	0
	08	2015	11.6023	11.0305	0
	08	2014	11.4149	11.6023	0
	08	2013	10.7862	11.4149	0
	08	2012	10.1261	10.7862	0
	08	2011	10.2528	10.1261	0
	08	2010	9.9856	10.2528	0
	08	2009	10.0000	9.9856	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Government Securities Portfolio, Service Class	01	2016	12.9206	12.7933	3,942,841
	01	2015	13.1038	12.9206	4,188,949
	01	2014	12.7294	13.1038	4,466,390
	01	2013	13.3289	12.7294	5,574,293
	01	2012	13.2529	13.3289	6,549,160
	01	2011	12.5801	13.2529	6,805,859
	01	2010	12.2410	12.5801	7,421,659
	01	2009	11.9409	12.2410	6,655,982
	01	2008	11.2118	11.9409	3,055,963
	01	2007	10.6642	11.2118	3,553,563

	02	2016	12.5724	12.4232	1,820,702
	02	2015	12.7767	12.5724	1,918,580
	02	2014	12.4369	12.7767	2,272,933
	02	2013	13.0492	12.4369	2,712,102
	02	2012	13.0014	13.0492	3,008,791
	02	2011	12.3664	13.0014	3,173,045
	02	2010	12.0576	12.3664	3,654,784
	02	2009	11.7861	12.0576	3,732,340
	02	2008	11.0889	11.7861	2,285,282
	02	2007	10.5690	11.0889	3,099,038

	03	2016	12.4871	12.3327	85,709
	03	2015	12.6965	12.4871	102,360
	03	2014	12.3651	12.6965	111,781
	03	2013	12.9805	12.3651	124,153
	03	2012	12.9395	12.9805	116,759
	03	2011	12.3138	12.9395	118,285
	03	2010	12.0124	12.3138	162,574
	03	2009	11.7478	12.0124	179,220
	03	2008	11.0585	11.7478	131,864
	03	2007	10.5454	11.0585	205,849

	04	2016	12.2330	12.0632	682,241
	04	2015	12.4572	12.2330	724,365
	04	2014	12.1506	12.4572	878,354
	04	2013	12.7749	12.1506	1,102,788
	04	2012	12.7543	12.7749	1,223,951
	04	2011	12.1560	12.7543	1,300,791
	04	2010	11.8767	12.1560	1,567,432
	04	2009	11.6329	11.8767	1,457,864
	04	2008	10.9673	11.6329	1,197,233
	04	2007	10.4745	10.9673	2,200,988

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2016	12.1494	11.9747	7,501
	05	2015	12.3784	12.1494	14,096
	05	2014	12.0800	12.3784	15,910
	05	2013	12.7071	12.0800	15,497
	05	2012	12.6931	12.7071	21,019
	05	2011	12.1039	12.6931	21,728
	05	2010	11.8318	12.1039	24,153
	05	2009	11.5949	11.8318	25,677
	05	2008	10.9370	11.5949	25,863
	05	2007	10.4510	10.9370	36,863

	06	2016	11.9021	11.7130	21,665
	06	2015	12.1451	11.9021	23,427
	06	2014	11.8704	12.1451	29,653
	06	2013	12.5059	11.8704	50,660
	06	2012	12.5113	12.5059	73,397
	06	2011	11.9488	12.5113	87,098
	06	2010	11.6981	11.9488	127,244
	06	2009	11.4815	11.6981	157,915
	06	2008	10.8467	11.4815	149,439
	06	2007	10.3806	10.8467	274,969

	07	2016	11.4621	11.2741	3,317
	07	2015	11.7020	11.4621	3,761
	07	2014	11.4432	11.7020	4,337
	07	2013	12.0620	11.4432	32,013
	07	2012	12.0734	12.0620	73,186
	07	2011	11.5365	12.0734	86,075
	07	2010	11.3002	11.5365	125,916
	07	2009	11.0966	11.3002	145,281
	07	2008	10.4885	11.0966	156,560
	07	2007	10.0430	10.4885	354,874

	08	2016	11.1691	10.9635	1,199
	08	2015	11.4262	11.1691	1,173
	08	2014	11.1965	11.4262	1,278
	08	2013	11.8261	11.1965	1,989
	08	2012	11.8617	11.8261	8,285
	08	2011	11.3573	11.8617	10,916
	08	2010	11.1475	11.3573	14,536
	08	2009	10.9691	11.1475	19,173
	08	2008	10.3892	10.9691	22,309
	08	2007	9.9685	10.3892	46,789

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS High Yield Portfolio, Service Class	01	2016	19.2204	21.4827	467,027
	01	2015	20.4469	19.2204	575,304
	01	2014	20.2762	20.4469	651,761
	01	2013	19.4315	20.2762	764,023
	01	2012	17.2515	19.4315	915,899
	01	2011	16.8880	17.2515	643,336
	01	2010	14.8827	16.8880	872,057
	01	2009	10.1078	14.8827	1,085,688
	01	2008	14.6085	10.1078	1,572,594
	01	2007	14.6264	14.6085	1,469,823

	02	2016	18.7024	20.8613	329,756
	02	2015	19.9366	18.7024	398,934
	02	2014	19.8104	19.9366	446,643
	02	2013	19.0238	19.8104	522,322
	02	2012	16.9242	19.0238	620,253
	02	2011	16.6012	16.9242	561,851
	02	2010	14.6598	16.6012	702,912
	02	2009	9.9766	14.6598	865,681
	02	2008	14.4485	9.9766	1,215,258
	02	2007	14.4958	14.4485	1,171,287

	03	2016	18.5756	20.7093	17,771
	03	2015	19.8114	18.5756	22,730
	03	2014	19.6961	19.8114	24,255
	03	2013	18.9235	19.6961	25,099
	03	2012	16.8436	18.9235	23,034
	03	2011	16.5305	16.8436	27,139
	03	2010	14.6048	16.5305	43,840
	03	2009	9.9442	14.6048	54,296
	03	2008	14.4089	9.9442	72,421
	03	2007	14.4635	14.4089	69,129

	04	2016	18.1976	20.2568	159,289
	04	2015	19.4380	18.1976	186,885
	04	2014	19.3545	19.4380	207,526
	04	2013	18.6239	19.3545	247,450
	04	2012	16.6025	18.6239	326,832
	04	2011	16.3188	16.6025	320,540
	04	2010	14.4399	16.3188	399,485
	04	2009	9.8470	14.4399	378,545
	04	2008	14.2900	9.8470	749,120
	04	2007	14.3662	14.2900	633,288

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2016	18.0733	20.1081	10,002
	05	2015	19.3151	18.0733	7,870
	05	2014	19.2419	19.3151	7,823
	05	2013	18.5251	19.2419	8,282
	05	2012	16.5228	18.5251	14,411
	05	2011	16.2488	16.5228	7,443
	05	2010	14.3853	16.2488	17,084
	05	2009	9.8148	14.3853	16,470
	05	2008	14.2506	9.8148	6,616
	05	2007	14.3340	14.2506	7,671

	06	2016	17.7055	19.6688	6,388
	06	2015	18.9511	17.7055	8,321
	06	2014	18.9083	18.9511	10,033
	06	2013	18.2318	18.9083	14,706
	06	2012	16.2863	18.2318	25,920
	06	2011	16.0407	16.2863	30,386
	06	2010	14.2228	16.0407	38,858
	06	2009	9.7188	14.2228	44,918
	06	2008	14.1329	9.7188	91,088
	06	2007	14.2376	14.1329	80,245

	07	2016	15.4507	17.1552	609
	07	2015	16.5461	15.4507	835
	07	2014	16.5172	16.5461	944
	07	2013	15.9343	16.5172	6,927
	07	2012	14.2414	15.9343	21,461
	07	2011	14.0338	14.2414	16,828
	07	2010	12.4497	14.0338	21,612
	07	2009	8.5115	12.4497	29,112
	07	2008	12.3836	8.5115	50,841
	07	2007	12.4817	12.3836	64,561

	08	2016	15.0557	16.6825	255
	08	2015	16.1562	15.0557	284
	08	2014	16.1610	16.1562	300
	08	2013	15.6227	16.1610	501
	08	2012	13.9916	15.6227	1,692
	08	2011	13.8158	13.9916	1,928
	08	2010	12.2814	13.8158	2,614
	08	2009	8.4137	12.2814	2,813
	08	2008	12.2665	8.4137	5,821
	08	2007	12.3892	12.2665	7,666

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS International Growth Portfolio, Service Class	01	2016	11.2424	11.2949	274,010
	01	2015	11.4191	11.2424	258,661
	01	2014	12.2460	11.4191	292,996
	01	2013	10.9534	12.2460	385,518
	01	2012	9.3174	10.9534	376,175
	01	2011	10.6579	9.3174	463,026
	01	2010	9.4340	10.6579	459,493
	01	2009	6.9666	9.4340	396,157
	01	2008	11.7986	6.9666	249,539
	01	2007	10.0000	11.7986	127,464

	02	2016	11.0419	11.0710	44,883
	02	2015	11.2383	11.0419	40,323
	02	2014	12.0768	11.2383	53,714
	02	2013	10.8240	12.0768	66,143
	02	2012	9.2262	10.8240	70,455
	02	2011	10.5751	9.2262	113,158
	02	2010	9.3798	10.5751	107,931
	02	2009	6.9406	9.3798	157,617
	02	2008	11.7788	6.9406	87,830
	02	2007	10.0000	11.7788	62,387

	03	2016	10.9925	11.0159	510
	03	2015	11.1938	10.9925	478
	03	2014	12.0350	11.1938	499
	03	2013	10.7920	12.0350	474
	03	2012	9.2036	10.7920	465
	03	2011	10.5545	9.2036	500
	03	2010	9.3664	10.5545	3,665
	03	2009	6.9342	9.3664	8,213
	03	2008	11.7739	6.9342	8,496
	03	2007	10.0000	11.7739	7,902

	04	2016	10.8447	10.8511	26,488
	04	2015	11.0602	10.8447	41,002
	04	2014	11.9096	11.0602	46,691
	04	2013	10.6960	11.9096	57,657
	04	2012	9.1358	10.6960	64,417
	04	2011	10.4928	9.1358	73,007
	04	2010	9.3258	10.4928	61,900
	04	2009	6.9148	9.3258	69,265
	04	2008	11.7590	6.9148	37,390
	04	2007	10.0000	11.7590	20,362

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2016	10.7959	10.7967	0
	05	2015	11.0160	10.7959	0
	05	2014	11.8681	11.0160	0
	05	2013	10.6642	11.8681	0
	05	2012	9.1133	10.6642	0
	05	2011	10.4723	9.1133	0
	05	2010	9.3123	10.4723	0
	05	2009	6.9083	9.3123	0
	05	2008	11.7541	6.9083	0
	05	2007	10.0000	11.7541	0

	06	2016	10.6507	10.6352	0
	06	2015	10.8845	10.6507	0
	06	2014	11.7445	10.8845	0
	06	2013	10.5692	11.7445	0
	06	2012	9.0461	10.5692	0
	06	2011	10.4110	9.0461	0
	06	2010	9.2721	10.4110	0
	06	2009	6.8890	9.2721	0
	06	2008	11.7392	6.8890	0
	06	2007	10.0000	11.7392	0

	07	2016	10.6027	10.5819	0
	07	2015	10.8410	10.6027	0
	07	2014	11.7035	10.8410	0
	07	2013	10.5378	11.7035	0
	07	2012	9.0238	10.5378	138
	07	2011	10.3906	9.0238	146
	07	2010	9.2586	10.3906	134
	07	2009	6.8825	9.2586	135
	07	2008	11.7343	6.8825	0
	07	2007	10.0000	11.7343	0

	08	2016	10.4127	10.3710	0
	08	2015	10.6686	10.4127	0
	08	2014	11.5410	10.6686	0
	08	2013	10.4127	11.5410	0
	08	2012	8.9350	10.4127	0
	08	2011	10.3095	8.9350	0
	08	2010	9.2052	10.3095	0
	08	2009	6.8568	9.2052	0
	08	2008	11.7145	6.8568	0
	08	2007	10.0000	11.7145	0

MFS International Value Portfolio, Service Class	01	2016	13.8734	14.1687	2,239,316
	01	2015	13.2676	13.8734	2,531,319
	01	2014	13.3391	13.2676	2,947,440
	01	2013	10.6262	13.3391	3,452,666
	01	2012	9.3205	10.6262	4,034,518
	01	2011	9.6480	9.3205	5,226,896
	01	2010	9.0180	9.6480	6,359,934
	01	2009	7.3289	9.0180	6,445,161
	01	2008	10.8913	7.3289	7,132,947
	01	2007	10.0000	10.8913	6,031,070

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2016	13.6261	13.8878	1,645,801
	02	2015	13.0576	13.6261	1,782,875
	02	2014	13.1548	13.0576	2,014,493
	02	2013	10.5007	13.1548	2,266,211
	02	2012	9.2293	10.5007	2,757,026
	02	2011	9.5731	9.2293	3,407,858
	02	2010	8.9662	9.5731	4,104,195
	02	2009	7.3016	8.9662	4,158,854
	02	2008	10.8730	7.3016	4,676,201
	02	2007	10.0000	10.8730	3,766,139

	03	2016	13.5652	13.8187	29,671
	03	2015	13.0059	13.5652	32,013
	03	2014	13.1093	13.0059	39,698
	03	2013	10.4697	13.1093	42,344
	03	2012	9.2067	10.4697	55,834
	03	2011	9.5545	9.2067	73,261
	03	2010	8.9533	9.5545	121,321
	03	2009	7.2948	8.9533	129,407
	03	2008	10.8685	7.2948	136,878
	03	2007	10.0000	10.8685	130,669

	04	2016	13.3828	13.6120	258,201
	04	2015	12.8506	13.3828	286,779
	04	2014	12.9727	12.8506	331,360
	04	2013	10.3765	12.9727	389,325
	04	2012	9.1388	10.3765	467,474
	04	2011	9.4986	9.1388	587,025
	04	2010	8.9146	9.4986	658,672
	04	2009	7.2744	8.9146	675,273
	04	2008	10.8548	7.2744	736,658
	04	2007	10.0000	10.8548	556,152

	05	2016	13.3226	13.5438	890
	05	2015	12.7993	13.3226	969
	05	2014	12.9275	12.7993	1,003
	05	2013	10.3457	12.9275	1,020
	05	2012	9.1163	10.3457	0
	05	2011	9.4800	9.1163	0
	05	2010	8.9017	9.4800	0
	05	2009	7.2676	8.9017	0
	05	2008	10.8502	7.2676	0
	05	2007	10.0000	10.8502	0

	06	2016	13.1434	13.3412	4,419
	06	2015	12.6466	13.1434	4,220
	06	2014	12.7928	12.6466	1,907
	06	2013	10.2536	12.7928	2,687
	06	2012	9.0491	10.2536	2,747
	06	2011	9.4245	9.0491	6,522
	06	2010	8.8631	9.4245	3,717
	06	2009	7.2473	8.8631	6,005
	06	2008	10.8365	7.2473	7,111
	06	2007	10.0000	10.8365	37,717

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2016	13.0842	13.2744	0
	07	2015	12.5961	13.0842	0
	07	2014	12.7482	12.5961	0
	07	2013	10.2231	12.7482	3,402
	07	2012	9.0268	10.2231	3,800
	07	2011	9.4061	9.0268	3,987
	07	2010	8.8503	9.4061	4,071
	07	2009	7.2405	8.8503	3,923
	07	2008	10.8319	7.2405	6,638
	07	2007	10.0000	10.8319	9,335

	08	2016	12.8497	13.0098	0
	08	2015	12.3957	12.8497	0
	08	2014	12.5711	12.3957	0
	08	2013	10.1017	12.5711	0
	08	2012	8.9380	10.1017	0
	08	2011	9.3326	8.9380	0
	08	2010	8.7992	9.3326	0
	08	2009	7.2134	8.7992	0
	08	2008	10.8137	7.2134	0
	08	2007	10.0000	10.8137	0

MFS Massachusetts Investors Growth Stock Portfolio, Service Class	01	2016	23.1057	24.0520	65,406
	01	2015	23.5722	23.1057	77,794
	01	2014	21.5482	23.5722	93,662
	01	2013	16.8364	21.5482	111,676
	01	2012	14.6509	16.8364	87,285
	01	2011	14.8118	14.6509	106,595
	01	2010	13.3480	14.8118	145,879
	01	2009	9.7094	13.3480	177,891
	01	2008	15.7595	9.7094	227,420
	01	2007	14.4028	15.7595	282,786

	02	2016	22.4830	23.3562	77,726
	02	2015	22.9837	22.4830	90,056
	02	2014	21.0530	22.9837	97,303
	02	2013	16.4830	21.0530	123,807
	02	2012	14.3728	16.4830	132,900
	02	2011	14.5602	14.3728	161,553
	02	2010	13.1480	14.5602	187,730
	02	2009	9.5834	13.1480	272,741
	02	2008	15.5868	9.5834	312,353
	02	2007	14.2743	15.5868	371,228

	03	2016	22.3305	23.1860	35,552
	03	2015	22.8394	22.3305	35,938
	03	2014	20.9315	22.8394	36,732
	03	2013	16.3961	20.9315	15,533
	03	2012	14.3043	16.3961	10,380
	03	2011	14.4982	14.3043	10,639
	03	2010	13.0987	14.4982	8,795
	03	2009	9.5523	13.0987	13,534
	03	2008	15.5441	9.5523	19,628
	03	2007	14.2424	15.5441	23,831

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2016	21.8761	22.6794	118,698
	04	2015	22.4090	21.8761	131,074
	04	2014	20.5685	22.4090	91,440
	04	2013	16.1365	20.5685	161,087
	04	2012	14.0995	16.1365	124,873
	04	2011	14.3125	14.0995	148,761
	04	2010	12.9507	14.3125	188,220
	04	2009	9.4589	12.9507	238,810
	04	2008	15.4158	9.4589	317,801
	04	2007	14.1466	15.4158	563,892

	05	2016	21.7266	22.5129	180
	05	2015	22.2672	21.7266	1,981
	05	2014	20.4488	22.2672	2,001
	05	2013	16.0508	20.4488	2,674
	05	2012	14.0318	16.0508	2,604
	05	2011	14.2511	14.0318	2,647
	05	2010	12.9017	14.2511	7,217
	05	2009	9.4279	12.9017	7,752
	05	2008	15.3733	9.4279	8,383
	05	2007	14.1148	15.3733	7,140

	06	2016	21.2844	22.0209	8,651
	06	2015	21.8475	21.2844	9,083
	06	2014	20.0941	21.8475	50,178
	06	2013	15.7966	20.0941	50,913
	06	2012	13.8309	15.7966	55,506
	06	2011	14.0685	13.8309	56,345
	06	2010	12.7559	14.0685	57,831
	06	2009	9.3357	12.7559	66,899
	06	2008	15.2464	9.3357	78,971
	06	2007	14.0199	15.2464	93,782

	07	2016	19.1130	19.7643	1,454
	07	2015	19.6287	19.1130	1,526
	07	2014	18.0626	19.6287	1,609
	07	2013	14.2068	18.0626	31,414
	07	2012	12.4453	14.2068	23,328
	07	2011	12.6656	12.4453	26,868
	07	2010	11.4898	12.6656	39,986
	07	2009	8.4133	11.4898	57,570
	07	2008	13.7471	8.4133	90,642
	07	2007	12.6477	13.7471	135,960

	08	2016	18.6244	19.2197	0
	08	2015	19.1661	18.6244	1,228
	08	2014	17.6731	19.1661	1,390
	08	2013	13.9289	17.6731	1,628
	08	2012	12.2270	13.9289	4,608
	08	2011	12.4689	12.2270	5,448
	08	2010	11.3345	12.4689	8,047
	08	2009	8.3166	11.3345	11,408
	08	2008	13.6171	8.3166	16,256
	08	2007	12.5540	13.6171	25,492

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS U.S. Government Money Market Portfolio, Service Class	01	2016	9.2262	9.0747	3,759,627
	01	2015	9.3809	9.2262	3,788,604
	01	2014	9.5383	9.3809	4,717,040
	01	2013	9.6983	9.5383	5,988,234
	01	2012	9.8619	9.6983	6,603,854
	01	2011	10.0269	9.8619	2,265,467
	01	2010	10.1951	10.0269	2,971,009
	01	2009	10.3662	10.1951	3,296,508
	01	2008	10.3541	10.3662	4,013,623
	01	2007	10.0669	10.3541	3,756,439

	02	2016	8.9775	8.8122	2,125,555
	02	2015	9.1467	8.9775	1,906,758
	02	2014	9.3191	9.1467	2,000,497
	02	2013	9.4948	9.3191	2,398,840
	02	2012	9.6748	9.4948	3,139,977
	02	2011	9.8566	9.6748	1,511,050
	02	2010	10.0424	9.8566	1,911,376
	02	2009	10.2317	10.0424	1,994,618
	02	2008	10.2407	10.2317	2,759,646
	02	2007	9.9771	10.2407	2,659,717

	03	2016	8.9166	8.7479	63,345
	03	2015	9.0893	8.9166	80,331
	03	2014	9.2653	9.0893	88,557
	03	2013	9.4447	9.2653	88,962
	03	2012	9.6287	9.4447	85,505
	03	2011	9.8146	9.6287	155,065
	03	2010	10.0047	9.8146	119,439
	03	2009	10.1985	10.0047	119,734
	03	2008	10.2127	10.1985	139,027
	03	2007	9.9548	10.2127	142,581

	04	2016	8.7351	8.5567	666,289
	04	2015	8.9179	8.7351	602,740
	04	2014	9.1046	8.9179	932,817
	04	2013	9.2952	9.1046	960,844
	04	2012	9.4908	9.2952	1,134,041
	04	2011	9.6889	9.4908	641,639
	04	2010	9.8917	9.6889	829,081
	04	2009	10.0987	9.8917	1,180,522
	04	2008	10.1283	10.0987	1,242,373
	04	2007	9.8878	10.1283	1,555,511

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2016	8.6755	8.4939	6,976
	05	2015	8.8615	8.6755	10,194
	05	2014	9.0516	8.8615	28,610
	05	2013	9.2458	9.0516	9,484
	05	2012	9.4453	9.2458	7,293
	05	2011	9.6473	9.4453	52,104
	05	2010	9.8543	9.6473	18,679
	05	2009	10.0657	9.8543	22,017
	05	2008	10.1004	10.0657	45,238
	05	2007	9.8656	10.1004	53,135

	06	2016	8.4989	8.3083	26,074
	06	2015	8.6945	8.4989	21,662
	06	2014	8.8946	8.6945	30,229
	06	2013	9.0994	8.8946	51,532
	06	2012	9.3100	9.0994	127,833
	06	2011	9.5237	9.3100	119,538
	06	2010	9.7430	9.5237	176,901
	06	2009	9.9672	9.7430	180,832
	06	2008	10.0170	9.9672	209,782
	06	2007	9.7992	10.0170	188,023

	07	2016	8.5465	8.3506	1,844
	07	2015	8.7477	8.5465	2,145
	07	2014	8.9536	8.7477	2,477
	07	2013	9.1644	8.9536	24,924
	07	2012	9.3814	9.1644	38,300
	07	2011	9.6016	9.3814	39,084
	07	2010	9.8277	9.6016	51,511
	07	2009	10.0591	9.8277	59,466
	07	2008	10.1144	10.0591	114,413
	07	2007	9.8997	10.1144	156,866

	08	2016	8.3280	8.1205	1,945
	08	2015	8.5415	8.3280	1,893
	08	2014	8.7605	8.5415	2,042
	08	2013	8.9852	8.7605	2,621
	08	2012	9.2168	8.9852	4,619
	08	2011	9.4525	9.2168	5,297
	08	2010	9.6949	9.4525	6,451
	08	2009	9.9435	9.6949	6,049
	08	2008	10.0188	9.9435	7,300
	08	2007	9.8262	10.0188	16,191

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Research International Portfolio, Service Class	01	2016	20.2100	19.6950	593,880
	01	2015	21.0106	20.2100	644,641
	01	2014	23.0104	21.0106	730,015
	01	2013	19.6982	23.0104	783,440
	01	2012	17.2251	19.6982	883,646
	01	2011	19.6916	17.2251	1,067,637
	01	2010	18.1458	19.6916	1,228,009
	01	2009	14.1381	18.1458	1,382,660
	01	2008	25.0452	14.1381	1,542,662
	01	2007	22.5761	25.0452	1,434,614

	02	2016	19.6653	19.1252	433,263
	02	2015	20.4860	19.6653	466,205
	02	2014	22.4817	20.4860	535,390
	02	2013	19.2848	22.4817	559,826
	02	2012	16.8981	19.2848	639,536
	02	2011	19.3572	16.8981	794,174
	02	2010	17.8739	19.3572	898,692
	02	2009	13.9546	17.8739	1,004,491
	02	2008	24.7710	13.9546	1,141,084
	02	2007	22.3747	24.7710	1,023,267

	03	2016	19.5319	18.9859	15,107
	03	2015	20.3574	19.5319	15,294
	03	2014	22.3519	20.3574	16,334
	03	2013	19.1832	22.3519	15,513
	03	2012	16.8177	19.1832	17,843
	03	2011	19.2748	16.8177	20,463
	03	2010	17.8069	19.2748	24,487
	03	2009	13.9093	17.8069	29,209
	03	2008	24.7032	13.9093	42,491
	03	2007	22.3248	24.7032	42,756

	04	2016	19.1342	18.5708	120,370
	04	2015	19.9736	19.1342	142,445
	04	2014	21.9641	19.9736	156,366
	04	2013	18.8792	21.9641	186,394
	04	2012	16.5767	18.8792	230,930
	04	2011	19.0278	16.5767	293,699
	04	2010	17.6056	19.0278	326,747
	04	2009	13.7733	17.6056	349,639
	04	2008	24.4992	13.7733	443,127
	04	2007	22.1746	24.4992	533,858

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2016	19.0036	18.4346	2,803
	05	2015	19.8473	19.0036	2,670
	05	2014	21.8364	19.8473	3,829
	05	2013	18.7791	21.8364	3,788
	05	2012	16.4973	18.7791	3,765
	05	2011	18.9462	16.4973	3,890
	05	2010	17.5391	18.9462	4,406
	05	2009	13.7282	17.5391	4,341
	05	2008	24.4317	13.7282	6,830
	05	2007	22.1248	24.4317	8,362

	06	2016	18.6167	18.0316	7,029
	06	2015	19.4731	18.6167	7,368
	06	2014	21.4576	19.4731	7,499
	06	2013	18.4816	21.4576	7,860
	06	2012	16.2610	18.4816	14,031
	06	2011	18.7035	16.2610	15,303
	06	2010	17.3409	18.7035	18,374
	06	2009	13.5939	17.3409	27,634
	06	2008	24.2300	13.5939	34,405
	06	2007	21.9761	24.2300	51,226

	07	2016	17.7123	17.1469	1,934
	07	2015	18.5366	17.7123	1,873
	07	2014	20.4361	18.5366	1,861
	07	2013	17.6108	20.4361	4,263
	07	2012	15.5027	17.6108	13,088
	07	2011	17.8405	15.5027	15,216
	07	2010	16.5492	17.8405	18,178
	07	2009	12.9799	16.5492	25,834
	07	2008	23.1475	12.9799	45,084
	07	2007	21.0050	23.1475	70,681

	08	2016	17.2595	16.6744	0
	08	2015	18.0998	17.2595	1,338
	08	2014	19.9954	18.0998	1,433
	08	2013	17.2663	19.9954	1,429
	08	2012	15.2308	17.2663	1,692
	08	2011	17.5634	15.2308	1,839
	08	2010	16.3256	17.5634	2,509
	08	2009	12.8308	16.3256	2,619
	08	2008	22.9287	12.8308	2,837
	08	2007	20.8494	22.9287	8,110

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Strategic Income Portfolio, Service Class	01	2016	16.2321	17.2416	3,857
	01	2015	16.8518	16.2321	2,727
	01	2014	16.6375	16.8518	7,164
	01	2013	16.7356	16.6375	7,640
	01	2012	15.4298	16.7356	8,733
	01	2011	15.0403	15.4298	15,532
	01	2010	13.8964	15.0403	15,929
	01	2009	11.1044	13.8964	19,798
	01	2008	13.0102	11.1044	23,328
	01	2007	12.8150	13.0102	31,038

	02	2016	15.7948	16.7430	4,202
	02	2015	16.4312	15.7948	4,884
	02	2014	16.2553	16.4312	5,087
	02	2013	16.3845	16.2553	5,129
	02	2012	15.1370	16.3845	7,268
	02	2011	14.7849	15.1370	8,155
	02	2010	13.6883	14.7849	8,487
	02	2009	10.9604	13.6883	16,010
	02	2008	12.8678	10.9604	19,737
	02	2007	12.7007	12.8678	33,249

	03	2016	15.6877	16.6210	2,926
	03	2015	16.3281	15.6877	0
	03	2014	16.1615	16.3281	0
	03	2013	16.2981	16.1615	0
	03	2012	15.0649	16.2981	0
	03	2011	14.7220	15.0649	0
	03	2010	13.6370	14.7220	0
	03	2009	10.9248	13.6370	0
	03	2008	12.8325	10.9248	0
	03	2007	12.6724	12.8325	110

	04	2016	15.3684	16.2578	4,295
	04	2015	16.0203	15.3684	664
	04	2014	15.8812	16.0203	1,620
	04	2013	16.0401	15.8812	3,194
	04	2012	14.8493	16.0401	3,198
	04	2011	14.5334	14.8493	34,627
	04	2010	13.4829	14.5334	34,100
	04	2009	10.8180	13.4829	4,314
	04	2008	12.7266	10.8180	11,566
	04	2007	12.5871	12.7266	16,984

	05	2016	15.2634	16.1384	0
	05	2015	15.9190	15.2634	0
	05	2014	15.7888	15.9190	0
	05	2013	15.9549	15.7888	0
	05	2012	14.7780	15.9549	0
	05	2011	14.4710	14.7780	0
	05	2010	13.4320	14.4710	0
	05	2009	10.7826	13.4320	0
	05	2008	12.6915	10.7826	0
	05	2007	12.5588	12.6915	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2016	14.9528	15.7858	0
	06	2015	15.6190	14.9528	0
	06	2014	15.5150	15.6190	0
	06	2013	15.7023	15.5150	0
	06	2012	14.5665	15.7023	0
	06	2011	14.2857	14.5665	0
	06	2010	13.2803	14.2857	0
	06	2009	10.6772	13.2803	0
	06	2008	12.5867	10.6772	0
	06	2007	12.4744	12.5867	12,939

	07	2016	13.5078	14.2530	0
	07	2015	14.1168	13.5078	0
	07	2014	14.0300	14.1168	0
	07	2013	14.2066	14.0300	0
	07	2012	13.1857	14.2066	0
	07	2011	12.9382	13.1857	0
	07	2010	12.0337	12.9382	0
	07	2009	9.6799	12.0337	0
	07	2008	11.4169	9.6799	0
	07	2007	11.3209	11.4169	0

	08	2016	13.1625	13.8602	0
	08	2015	13.7841	13.1625	0
	08	2014	13.7275	13.7841	0
	08	2013	13.9287	13.7275	0
	08	2012	12.9545	13.9287	0
	08	2011	12.7373	12.9545	0
	08	2010	11.8711	12.7373	0
	08	2009	9.5687	11.8711	0
	08	2008	11.3090	9.5687	0
	08	2007	11.2369	11.3090	0

MFS Total Return Series, Service Class	01	2016	11.1350	11.9167	7,628,321
	01	2015	11.3877	11.1350	8,675,823
	01	2014	10.6977	11.3877	10,219,171
	01	2013	10.0000	10.6977	12,454,046

	02	2016	11.0812	11.8350	3,240,503
	02	2015	11.3559	11.0812	3,571,016
	02	2014	10.6895	11.3559	4,140,918
	02	2013	10.0000	10.6895	5,054,506

	03	2016	11.0679	11.8148	72,755
	03	2015	11.3480	11.0679	86,298
	03	2014	10.6875	11.3480	138,140
	03	2013	10.0000	10.6875	144,928

	04	2016	11.0277	11.7538	1,335,985
	04	2015	11.3241	11.0277	1,574,204
	04	2014	10.6813	11.3241	1,747,718
	04	2013	10.0000	10.6813	2,706,718

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2016	11.0143	11.7336	2,390
	05	2015	11.3161	11.0143	2,394
	05	2014	10.6793	11.3161	2,296
	05	2013	10.0000	10.6793	2,312

	06	2016	10.9743	11.6730	107,289
	06	2015	11.2923	10.9743	117,821
	06	2014	10.6731	11.2923	133,744
	06	2013	10.0000	10.6731	185,897

	07	2016	10.9609	11.6529	20,619
	07	2015	11.2844	10.9609	21,841
	07	2014	10.6711	11.2844	23,073
	07	2013	10.0000	10.6711	59,853

	08	2016	10.9078	11.5726	0
	08	2015	11.2526	10.9078	0
	08	2014	10.6629	11.2526	0
	08	2013	10.0000	10.6629	0

MFS Growth Series, Service Class	01	2016	32.5304	32.6907	69,249
	01	2015	30.8254	32.5304	68,222
	01	2014	28.8381	30.8254	73,839
	01	2013	21.4819	28.8381	78,884
	01	2012	10.0000	21.4819	97,492

	02	2016	31.6537	31.7450	50,543
	02	2015	30.0558	31.6537	40,019
	02	2014	28.1754	30.0558	43,403
	02	2013	21.0310	28.1754	32,552
	02	2012	10.0000	21.0310	37,046

	03	2016	31.4390	31.5137	2,075
	03	2015	29.8761	31.4390	805
	03	2014	28.0127	29.8671	886
	03	2013	20.9202	28.0127	1,250
	03	2012	10.0000	20.9202	2,339

	04	2016	30.7991	30.8250	25,542
	04	2015	29.3041	30.7991	20,275
	04	2014	27.5268	29.3041	24,294
	04	2013	20.5888	27.5268	28,434
	04	2012	10.0000	20.5888	31,271

	05	2016	30.5888	30.5988	0
	05	2015	29.1188	30.5888	0
	05	2014	27.3668	29.1188	0
	05	2013	20.4796	27.3668	0
	05	2012	10.0000	20.4796	0

	06	2016	29.9662	29.9301	3,651
	06	2015	28.5699	29.9662	3,650
	06	2014	26.8921	28.5699	3,741
	06	2013	20.1552	26.8921	3,856
	06	2012	10.0000	20.1552	3,973

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2016	25.6305	25.5865	0
	07	2015	24.4487	25.6305	0
	07	2014	23.0247	24.4487	0
	07	2013	17.2655	23.0247	0
	07	2012	10.0000	17.2655	0

	08	2016	24.9753	24.8815	0
	08	2015	23.8726	24.9753	0
	08	2014	22.5282	23.8726	0
	08	2013	16.9278	22.5282	0
	08	2012	10.0000	16.9278	0

MFS Research Series, Service Class	01	2016	14.3000	15.2580	3,257,834
	01	2015	14.4630	14.3000	3,730,820
	01	2014	13.3767	14.4630	4,457,606
	01	2013	10.3037	13.3767	5,697,938
	01	2012	10.0000	10.3037	8,122,812

	02	2016	14.2096	15.1307	1,529,908
	02	2015	14.4009	14.2096	1,732,734
	02	2014	13.3464	14.4009	2,024,649
	02	2013	10.3013	13.3464	2,471,073
	02	2012	10.0000	10.3013	3,357,386

	03	2016	14.1871	15.0991	18,431
	03	2015	14.3855	14.1871	25,422
	03	2014	13.3388	14.3855	28,018
	03	2013	10.3007	13.3388	39,049
	03	2012	10.0000	10.3007	60,109

	04	2016	14.1196	15.0042	278,881
	04	2015	14.3389	14.1196	314,532
	04	2014	13.3161	14.3389	357,047
	04	2013	10.2989	13.3161	440,840
	04	2012	10.0000	10.2989	587,192

	05	2016	14.0971	14.9727	1,194
	05	2015	14.3235	14.0971	1,197
	05	2014	13.3085	14.3235	1,236
	05	2013	10.2983	13.3085	1,328
	05	2012	10.0000	10.2983	1,486

	06	2016	14.0300	14.8786	0
	06	2015	14.2771	14.0300	0
	06	2014	13.2858	14.2771	0
	06	2013	10.2965	13.2858	0
	06	2012	10.0000	10.2965	420

	07	2016	14.0076	14.8473	0
	07	2015	14.2617	14.0076	0
	07	2014	13.2782	14.2617	0
	07	2013	10.2959	13.2782	0
	07	2012	10.0000	10.2959	140

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2016	13.9186	14.7227	0
	08	2015	14.2001	13.9186	0
	08	2014	13.2479	14.2001	0
	08	2013	10.2935	13.2479	0
	08	2012	10.0000	10.2935	0

MFS Utilities Series, Service Class	01	2016	8.4702	9.2665	1,687,279
	01	2015	10.1034	8.4702	2,001,605
	01	2014	10.0000	10.1034	2,115,203

	02	2016	8.4461	9.2213	595,374
	02	2015	10.0952	8.4461	707,901
	02	2014	10.0000	10.0952	726,029

	03	2016	8.4401	9.2101	8,943
	03	2015	10.0932	8.4401	9,935
	03	2014	10.0000	10.0932	8,183

	04	2016	8.4220	9.1763	407,119
	04	2015	10.0870	8.4220	474,256
	04	2014	10.0000	10.0870	487,474

	05	2016	8.4160	9.1651	994
	05	2015	10.0850	8.4160	1,022
	05	2014	10.0000	10.0850	882

	06	2016	8.3980	9.1314	20,888
	06	2015	10.0788	8.3980	20,969
	06	2014	10.0000	10.0788	28,913

	07	2016	8.3920	9.1202	0
	07	2015	10.0768	8.3920	0
	07	2014	10.0000	10.0768	0

	08	2016	8.3680	9.0756	0
	08	2015	10.0686	8.3680	0
	08	2014	10.0000	10.0686	0

MFS Value Series, Initial Class	01	2016	14.6312	16.4172	2,820,409
	01	2015	14.9870	14.6312	3,479,712
	01	2014	13.7892	14.9870	3,947,397
	01	2013	10.3176	13.7892	4,875,148
	01	2012	10.0000	10.3176	6,192,151

	02	2016	14.5387	16.2802	2,240,953
	02	2015	14.9226	14.5387	2,778,654
	02	2014	13.7579	14.9226	3,229,891
	02	2013	10.3152	13.7579	3,945,107
	02	2012	10.0000	10.3152	5,130,877

	03	2016	14.5157	16.2463	80,411
	03	2015	14.9066	14.5157	117,397
	03	2014	13.7501	14.9066	125,106
	03	2013	10.3146	13.7501	141,498
	03	2012	10.0000	10.3146	164,675

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2016	14.4466	16.1441	583,214
	04	2015	14.8584	14.4466	692,115
	04	2014	13.7267	14.8584	805,483
	04	2013	10.3128	13.7267	1,058,476
	04	2012	10.0000	10.3128	1,400,269

	05	2016	14.4236	16.1103	9,174
	05	2015	14.8423	14.4236	14,926
	05	2014	13.7188	14.8423	17,986
	05	2013	10.3122	13.7188	18,866
	05	2012	10.0000	10.3122	22,768

	06	2016	14.3549	16.0090	36,778
	06	2015	14.7943	14.3549	41,222
	06	2014	13.6954	14.7943	53,780
	06	2013	10.3104	13.6954	79,680
	06	2012	10.0000	10.3104	128,273

	07	2016	14.3321	15.9754	3,102
	07	2015	14.7784	14.3321	4,087
	07	2014	13.6877	14.7784	4,704
	07	2013	10.3098	13.6877	34,791
	07	2012	10.0000	10.3098	79,999

	08	2016	14.2410	15.8414	241
	08	2015	14.7145	14.2410	292
	08	2014	13.6565	14.7145	331
	08	2013	10.3073	13.6565	1,462
	08	2012	10.0000	10.3073	7,544

MFS Value Series, Service Class	01	2016	14.5258	16.2542	1,903,442
	01	2015	14.9087	14.5258	2,228,621
	01	2014	13.7554	14.9087	2,644,781
	01	2013	10.3145	13.7554	262,776
	01	2012	10.0000	10.3145	352,368

	02	2016	14.4340	16.1186	799,960
	02	2015	14.8446	14.4340	920,211
	02	2014	13.7243	14.8446	1,095,526
	02	2013	10.3121	13.7243	67,024
	02	2012	10.0000	10.3121	88,845

	03	2016	14.4112	16.0850	52,544
	03	2015	14.8288	14.4112	57,925
	03	2014	13.7165	14.8288	59,534
	03	2013	10.3115	13.7165	921
	03	2012	10.0000	10.3115	1,126

	04	2016	14.3425	15.9839	308,552
	04	2015	14.7808	14.3425	311,504
	04	2014	13.6931	14.7808	399,045
	04	2013	10.3097	13.6931	29,734
	04	2012	10.0000	10.3097	45,989

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2016	14.3198	15.9503	1,251
	05	2015	14.7648	14.3198	2,684
	05	2014	13.6853	14.7648	2,705
	05	2013	10.3091	13.6853	0
	05	2012	10.0000	10.3091	0

	06	2016	14.2515	15.8500	8,519
	06	2015	14.7170	14.2515	9,241
	06	2014	13.6620	14.7170	18,663
	06	2013	10.3073	13.6620	0
	06	2012	10.0000	10.3073	0

	07	2016	14.2289	15.8167	1,641
	07	2015	14.7012	14.2289	1,818
	07	2014	13.6542	14.7012	1,868
	07	2013	10.3067	13.6542	0
	07	2012	10.0000	10.3067	0

	08	2016	14.1384	15.6841	0
	08	2015	14.6377	14.1384	1,621
	08	2014	13.6231	14.6377	1,816
	08	2013	10.3042	13.6231	0
	08	2012	10.0000	10.3042	0

MFS Blended Research Small Cap Equity Portfolio, Service Class	01	2016	14.5305	17.2324	1,237,362
	01	2015	15.4509	14.5305	1,615,164
	01	2014	14.6771	15.4509	1,869,283
	01	2013	10.2683	14.6771	2,248,378
	01	2012	9.1276	10.2683	3,266,393
	01	2011	9.7786	9.1276	3,928,708
	01	2010	8.0134	9.7786	4,206,284
	01	2009	5.9693	8.0134	5,113,170
	01	2008	9.8122	5.9693	5,916,051
	01	2007	10.0000	9.8122	3,357,669

	02	2016	14.2714	16.8907	824,381
	02	2015	15.2064	14.2714	1,048,348
	02	2014	14.4743	15.2064	1,179,457
	02	2013	10.1471	14.4743	1,394,985
	02	2012	9.0383	10.1471	1,978,492
	02	2011	9.7027	9.0383	2,342,522
	02	2010	7.9674	9.7027	2,668,357
	02	2009	5.9471	7.9674	3,220,961
	02	2008	9.7958	5.9471	3,761,551
	02	2007	10.0000	9.7958	2,130,407

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2016	14.2076	16.8067	13.573
	03	2015	15.1461	14.2076	19,685
	03	2014	14.4242	15.1461	22,588
	03	2013	10.1171	14.4242	20,454
	03	2012	9.0162	10.1171	32,881
	03	2011	9.6838	9.0162	37,955
	03	2010	7.9559	9.6838	59,828
	03	2009	5.9416	7.9559	72,714
	03	2008	9.7917	5.9416	86,187
	03	2007	10.0000	9.7917	71,318

	04	2016	14.0165	16.5552	144,282
	04	2015	14.9652	14.0165	184,743
	04	2014	14.2739	14.9652	198,913
	04	2013	10.0270	14.2739	237,060
	04	2012	8.9497	10.0270	319,274
	04	2011	9.6271	8.9497	378,716
	04	2010	7.9214	9.6271	411,581
	04	2009	5.9249	7.9214	496,608
	04	2008	9.7793	5.9249	562,183
	04	2007	10.0000	9.7793	341,408

	05	2016	13.9534	16.4723	0
	05	2015	14.9055	13.9534	0
	05	2014	14.2242	14.9055	0
	05	2013	9.9972	14.2242	0
	05	2012	8.9277	9.9972	0
	05	2011	9.6083	8.9277	0
	05	2010	7.9100	9.6083	0
	05	2009	5.9194	7.9100	0
	05	2008	9.7752	5.9194	0
	05	2007	10.0000	9.7752	0

	06	2016	13.7657	16.2258	3,391
	06	2015	14.7276	13.7657	3,331
	06	2014	14.0759	14.7276	1,122
	06	2013	9.9081	14.0759	3,951
	06	2012	8.8618	9.9081	6,041
	06	2011	9.5520	8.8618	3,223
	06	2010	7.8757	9.5520	1,946
	06	2009	5.9028	7.8757	3,393
	06	2008	9.7628	5.9028	3,215
	06	2007	10.0000	9.7628	15,708

	07	2016	13.7037	16.1445	0
	07	2015	14.6687	13.7037	0
	07	2014	14.0269	14.6687	0
	07	2013	9.8787	14.0269	1,377
	07	2012	8.8400	9.8787	1,708
	07	2011	9.5334	8.8400	1,709
	07	2010	7.8644	9.5334	2,100
	07	2009	5.8973	7.8644	3,441
	07	2008	9.7587	5.8973	4,181
	07	2007	10.0000	9.7587	4,448

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2016	13.4581	15.8227	0
	08	2015	14.4353	13.4581	0
	08	2014	13.8320	14.4353	0
	08	2013	9.7613	13.8320	0
	08	2012	8.7530	9.7613	0
	08	2011	9.4589	8.7530	0
	08	2010	7.8189	9.4589	0
	08	2009	5.8752	7.8189	0
	08	2008	9.7422	5.8752	0
	08	2007	10.0000	9.7422	0

MFS Conservative Allocation Portfolio, Service Class	01	2016	14.3258	14.7555	9,680,914
	01	2015	14.6376	14.3258	11,280,296
	01	2014	14.2543	14.6376	13,353,391
	01	2013	13.2340	14.2543	16,820,453
	01	2012	12.3783	13.2340	20,332,031
	01	2011	12.5068	12.3783	22,141,422
	01	2010	11.5980	12.5068	22,106,213
	01	2009	9.8917	11.5980	12,196,792
	01	2008	10.0000	9.8917	1,610,790

	02	2016	14.1173	14.5112	1,833,173
	02	2015	14.4540	14.1173	2,135,852
	02	2014	14.1042	14.4540	2,325,035
	02	2013	13.1213	14.1042	2,648,659
	02	2012	12.2980	13.1213	3,428,152
	02	2011	12.4509	12.2980	3,683,089
	02	2010	11.5698	12.4509	4,010,979
	02	2009	9.8878	11.5698	3,899,370
	02	2008	10.0000	9.8878	378,083

	03	2016	14.0658	14.4509	24,461
	03	2015	14.4086	14.0658	45,576
	03	2014	14.0670	14.4086	48,463
	03	2013	13.0934	14.0670	57,258
	03	2012	12.2781	13.0934	64,493
	03	2011	12.4371	12.2781	90,110
	03	2010	11.5627	12.4371	84,042
	03	2009	9.8868	11.5627	134,343
	03	2008	10.0000	9.8868	33,772

	04	2016	13.9114	14.2704	1,684,730
	04	2015	14.2723	13.9114	1,839,457
	04	2014	13.9553	14.2723	2,144,314
	04	2013	13.0093	13.9553	2,695,304
	04	2012	12.2181	13.0093	3,467,877
	04	2011	12.3952	12.2181	4,291,079
	04	2010	11.5416	12.3952	4,181,735
	04	2009	9.8838	11.5416	615,754
	04	2008	10.0000	9.8838	77,898

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2016	13.8604	14.2108	11,104
	05	2015	14.2272	13.8604	6,549
	05	2014	13.9183	14.2272	6,549
	05	2013	12.9815	13.9183	3,438
	05	2012	12.1982	12.9815	0
	05	2011	12.3814	12.1982	0
	05	2010	11.5345	12.3814	0
	05	2009	9.8828	11.5345	0
	05	2008	10.0000	9.8828	0

	06	2016	13.7082	14.0333	0
	06	2015	14.0926	13.7082	0
	06	2014	13.8078	14.0926	38,542
	06	2013	12.8982	13.8078	0
	06	2012	12.1386	12.8982	0
	06	2011	12.3397	12.1386	0
	06	2010	11.5133	12.3397	0
	06	2009	9.8798	11.5133	1,584
	06	2008	10.0000	9.8798	910

	07	2016	13.6578	13.9746	0
	07	2015	14.0480	13.6578	0
	07	2014	13.7711	14.0480	0
	07	2013	12.8705	13.7711	0
	07	2012	12.1188	12.8705	923
	07	2011	12.3259	12.1188	1,126
	07	2010	11.5063	12.3259	1,226
	07	2009	9.8788	11.5063	1,288
	07	2008	10.0000	9.8788	2,181

	08	2016	13.4580	13.7419	0
	08	2015	13.8708	13.4580	0
	08	2014	13.6253	13.8708	0
	08	2013	12.7603	13.6253	0
	08	2012	12.0398	12.7603	0
	08	2011	12.2706	12.0398	0
	08	2010	11.4781	12.2706	0
	08	2009	9.8748	11.4781	0
	08	2008	10.0000	9.8748	0

MFS Global Real Estate Portfolio, Initial Class	01	2016	23.7233	25.1844	17,609
	01	2015	23.9430	23.7233	14,850
	01	2014	21.0556	23.9430	18,546
	01	2013	20.3922	21.0556	22,894
	01	2012	15.9465	20.3922	16,277
	01	2011	17.5457	15.9465	19,001
	01	2010	15.4750	17.5457	24,250
	01	2009	12.0957	15.4750	32,930
	01	2008	22.2534	12.0957	44,321
	01	2007	26.0500	22.2534	51,360

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2016	23.0839	24.4558	11,397
	02	2015	23.3452	23.0839	12,310
	02	2014	20.5717	23.3452	11,706
	02	2013	19.9642	20.5717	15,843
	02	2012	15.6438	19.9642	18,135
	02	2011	17.2476	15.6438	28,235
	02	2010	15.2431	17.2476	32,466
	02	2009	11.9387	15.2431	39,289
	02	2008	22.0097	11.9387	49,598
	02	2007	25.8176	22.0097	59,722

	03	2016	22.9273	24.2776	3,837
	03	2015	23.1986	22.9273	4,292
	03	2014	20.4529	23.1986	4,470
	03	2013	19.8589	20.4529	5,022
	03	2012	15.5692	19.8589	1,586
	03	2011	17.1742	15.5692	2,171
	03	2010	15.1858	17.1742	3,447
	03	2009	11.9000	15.1858	5,888
	03	2008	21.9495	11.9000	6,762
	03	2007	25.7601	21.9495	6,080

	04	2016	22.4606	23.7470	11,637
	04	2015	22.7613	22.4606	23,980
	04	2014	20.0981	22.7613	24,964
	04	2013	19.5444	20.0981	28,963
	04	2012	15.3462	19.5444	40,199
	04	2011	16.9541	15.3462	52,042
	04	2010	15.0142	16.9541	61,178
	04	2009	11.7836	15.0142	60,013
	04	2008	21.7683	11.7836	91,962
	04	2007	25.5869	21.7683	128,268

	05	2016	22.3072	23.5727	88
	05	2015	22.6173	22.3072	980
	05	2014	19.9812	22.6173	969
	05	2013	19.4406	19.9812	1,293
	05	2012	15.2726	19.4406	1,078
	05	2011	16.8814	15.2726	1,253
	05	2010	14.9575	16.8814	1,212
	05	2009	11.7450	14.9575	1,453
	05	2008	21.7083	11.7450	1,550
	05	2007	25.5295	21.7083	1,399

	06	2016	21.8531	23.0576	568
	06	2015	22.1909	21.8531	992
	06	2014	19.6346	22.1909	1,022
	06	2013	19.1327	19.6346	1,574
	06	2012	15.0539	19.1327	2,803
	06	2011	16.6651	15.0539	3,531
	06	2010	14.7884	16.6651	3,831
	06	2009	11.6301	14.7884	8,442
	06	2008	21.5291	11.6301	11,423
	06	2007	25.3579	21.5291	22,303

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2016	19.7622	20.8407	140
	07	2015	20.0779	19.7622	227
	07	2014	17.7741	20.0779	271
	07	2013	17.3286	17.7741	1,725
	07	2012	13.6414	17.3286	9,202
	07	2011	15.1091	13.6414	11,699
	07	2010	13.4145	15.1091	15,057
	07	2009	10.5550	13.4145	19,358
	07	2008	19.5490	10.5550	26,779
	07	2007	23.0375	19.5490	33,473

	08	2016	19.2569	20.2663	0
	08	2015	19.6047	19.2569	0
	08	2014	17.3907	19.6047	0
	08	2013	16.9896	17.3907	0
	08	2012	13.4020	16.9896	1,120
	08	2011	14.8744	13.4020	1,684
	08	2010	13.2332	14.8744	2,124
	08	2009	10.4337	13.2332	2,234
	08	2008	19.3642	10.4337	3,892
	08	2007	22.8668	19.3642	4,635

MFS Global Real Estate Portfolio, Service Class	01	2016	16.2173	17.1785	1,073,733
	01	2015	16.4123	16.2173	1,239,351
	01	2014	14.4720	16.4123	1,427,972
	01	2013	14.0455	14.4720	1,855,417
	01	2012	11.0232	14.0455	1,854,663
	01	2011	12.1482	11.0232	2,509,683
	01	2010	10.7461	12.1482	2,989,403
	01	2009	8.4162	10.7461	3,364,018
	01	2008	15.5302	8.4162	3,886,213
	01	2007	18.2225	15.5302	2,662,025

	02	2016	15.8283	16.7323	803,072
	02	2015	16.0513	15.8283	910,138
	02	2014	14.1824	16.0513	1,046,018
	02	2013	13.7926	14.1824	1,322,883
	02	2012	10.8468	13.7926	1,376,418
	02	2011	11.9782	10.8468	1,863,559
	02	2010	10.6173	11.9782	2,147,657
	02	2009	8.3323	10.6173	2,402,720
	02	2008	15.4070	8.3323	2,793,990
	02	2007	18.1150	15.4070	1,988,626

	03	2016	15.7328	16.6230	21,146
	03	2015	15.9626	15.7328	25,595
	03	2014	14.1112	15.9626	28,689
	03	2013	13.7303	14.1112	34,303
	03	2012	10.8034	13.7303	35,776
	03	2011	11.9363	10.8034	46,962
	03	2010	10.5854	11.9363	65,495
	03	2009	8.3116	10.5854	77,135
	03	2008	15.3764	8.3116	99,599
	03	2007	18.0883	15.3764	90,182

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2016	15.4480	16.2970	212,128
	04	2015	15.6976	15.4480	236,201
	04	2014	13.8983	15.6976	277,555
	04	2013	13.5438	13.8983	365,256
	04	2012	10.6730	13.5438	365,708
	04	2011	11.8104	10.6730	486,267
	04	2010	10.4898	11.8104	566,667
	04	2009	8.2492	10.4898	640,301
	04	2008	15.2845	8.2492	792,140
	04	2007	18.0079	15.2845	731,128

	05	2016	15.3541	16.1897	3,522
	05	2015	15.6102	15.3541	3,879
	05	2014	13.8279	15.6102	5,197
	05	2013	13.4822	13.8279	8,011
	05	2012	10.6299	13.4822	5,447
	05	2011	11.7687	10.6299	7,055
	05	2010	10.4581	11.7687	7,867
	05	2009	8.2284	10.4581	8,135
	05	2008	15.2540	8.2284	11,525
	05	2007	17.9812	15.2540	11,287

	06	2016	15.0761	15.8722	10,459
	06	2015	15.3511	15.0761	11,186
	06	2014	13.6192	15.3511	11,828
	06	2013	13.2991	13.6192	20,452
	06	2012	10.5017	13.2991	27,917
	06	2011	11.6445	10.5017	35,464
	06	2010	10.3636	11.6445	49,470
	06	2009	8.1666	10.3636	57,706
	06	2008	15.1628	8.1666	69,671
	06	2007	17.9013	15.1628	67,657

	07	2016	14.9845	15.7678	1,002
	07	2015	15.2656	14.9845	1,148
	07	2014	13.5504	15.2656	1,271
	07	2013	13.2386	13.5504	8,274
	07	2012	10.4593	13.2386	8,314
	07	2011	11.6034	10.4593	21,007
	07	2010	10.3324	11.6034	23,340
	07	2009	8.1461	10.3324	28,950
	07	2008	15.1326	8.1461	39,585
	07	2007	17.8748	15.1326	44,133

	08	2016	14.6231	15.3561	32
	08	2015	14.9280	14.6231	40
	08	2014	13.2778	14.9280	46
	08	2013	12.9989	13.2778	311
	08	2012	10.2911	12.9989	456
	08	2011	11.4402	10.2911	537
	08	2010	10.2079	11.4402	535
	08	2009	8.0645	10.2079	566
	08	2008	15.0119	8.0645	657
	08	2007	17.7688	15.0119	865

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Growth Allocation Portfolio, Service Class	01	2016	18.2220	19.1649	6,814,451
	01	2015	18.4727	18.2220	7,685,952
	01	2014	17.8821	18.4727	9,120,805
	01	2013	14.8569	17.8821	11,875,464
	01	2012	13.4409	14.8569	12,957,243
	01	2011	14.2208	13.4409	14,479,438
	01	2010	12.7265	14.2208	15,104,090
	01	2009	10.2088	12.7265	12,512,503
	01	2008	10.0000	10.2088	1,116,443

	02	2016	17.9568	18.8475	2,272,245
	02	2015	18.2410	17.9568	2,625,032
	02	2014	17.6938	18.2410	3,074,682
	02	2013	14.7303	17.6938	3,896,683
	02	2012	13.3538	14.7303	4,352,916
	02	2011	14.1574	13.3538	4,484,128
	02	2010	12.6955	14.1574	4,600,008
	02	2009	10.2047	12.6955	4,203,716
	02	2008	10.0000	10.2047	627,217

	03	2016	17.8913	18.7692	58,522
	03	2015	18.1837	17.8913	47,603
	03	2014	17.6471	18.1837	5,880
	03	2013	14.6990	17.6471	5,910
	03	2012	13.3321	14.6990	12,222
	03	2011	14.1416	13.3321	12,306
	03	2010	12.6878	14.1416	12,386
	03	2009	10.2037	12.6878	24,866
	03	2008	10.0000	10.2037	52,170

	04	2016	17.6949	18.5348	649,712
	04	2015	18.0117	17.6949	748,131
	04	2014	17.5070	18.0117	853,965
	04	2013	14.6046	17.5070	1,435,543
	04	2012	13.2670	14.6046	1,553,709
	04	2011	14.0940	13.2670	1,706,806
	04	2010	12.6645	14.0940	1,825,994
	04	2009	10.2006	12.6645	1,767,202
	04	2008	10.0000	10.2006	38,126

	05	2016	17.6299	18.4573	0
	05	2015	17.9547	17.6299	0
	05	2014	17.4606	17.9547	0
	05	2013	14.5733	17.4606	0
	05	2012	13.2454	14.5733	0
	05	2011	14.0782	13.2454	0
	05	2010	12.6568	14.0782	0
	05	2009	10.1996	12.6568	0
	05	2008	10.0000	10.1996	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2016	17.4364	18.2267	2,652
	06	2015	17.7849	17.4364	2,654
	06	2014	17.3220	17.7849	2,657
	06	2013	14.4798	17.3220	2,659
	06	2012	13.1806	14.4798	0
	06	2011	14.0309	13.1806	0
	06	2010	12.6335	14.0309	4,147
	06	2009	10.1965	12.6335	4,147
	06	2008	10.0000	10.1965	0

	07	2016	17.3724	18.1502	2,908
	07	2015	17.7286	17.3724	2,911
	07	2014	17.2760	17.7286	9,055
	07	2013	14.4488	17.2760	9,131
	07	2012	13.1592	14.4488	9,454
	07	2011	14.0152	13.1592	9,824
	07	2010	12.6258	14.0152	4,054
	07	2009	10.1955	12.6258	0
	07	2008	10.0000	10.1955	0

	08	2016	17.1182	17.8483	0
	08	2015	17.5050	17.1182	0
	08	2014	17.0931	17.5050	0
	08	2013	14.3250	17.0931	0
	08	2012	13.0733	14.3250	0
	08	2011	13.9523	13.0733	0
	08	2010	12.5949	13.9523	0
	08	2009	10.1913	12.5949	0
	08	2008	10.0000	10.1913	0

MFS Inflation-Adjusted Bond Portfolio, Service Class	01	2016	11.5502	11.6301	2,216,973
	01	2015	12.3967	11.5502	2,366,133
	01	2014	12.1863	12.3967	2,794,196
	01	2013	13.0821	12.1863	3,729,510
	01	2012	12.3837	13.0821	4,613,615
	01	2011	11.2702	12.3837	4,639,072
	01	2010	10.9228	11.2702	4,581,870
	01	2009	10.2495	10.9228	2,123,120
	01	2008	10.0000	10.2495	37,337

	02	2016	11.3820	11.4374	511,769
	02	2015	12.2411	11.3820	511,075
	02	2014	12.0580	12.2411	598,761
	02	2013	12.9707	12.0580	862,388
	02	2012	12.3034	12.9707	1,061,812
	02	2011	11.2198	12.3034	1,001,310
	02	2010	10.8962	11.2198	907,248
	02	2009	10.2454	10.8962	638,383
	02	2008	10.0000	10.2454	36,135

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2016	11.3405	11.3899	23,557
	03	2015	12.2027	11.3405	23,335
	03	2014	12.0262	12.2027	23,980
	03	2013	12.9431	12.0262	19,562
	03	2012	12.2835	12.9431	19,370
	03	2011	11.2073	12.2835	18,852
	03	2010	10.8896	11.2073	16,236
	03	2009	10.2444	10.8896	11,024
	03	2008	10.0000	10.2444	0

	04	2016	11.2160	11.2477	377,456
	04	2015	12.0873	11.2160	388,886
	04	2014	11.9307	12.0873	454,150
	04	2013	12.8601	11.9307	611,227
	04	2012	12.2235	12.8601	660,848
	04	2011	11.1697	12.2235	645,980
	04	2010	10.8697	11.1697	668,132
	04	2009	10.2413	10.8697	182,103
	04	2008	10.0000	10.2413	439

	05	2016	11.1749	11.2006	0
	05	2015	12.0490	11.1749	0
	05	2014	11.8991	12.0490	0
	05	2013	12.8325	11.8991	0
	05	2012	12.2036	12.8325	0
	05	2011	11.1571	12.2036	0
	05	2010	10.8630	11.1571	0
	05	2009	10.2403	10.8630	0
	05	2008	10.0000	10.2403	0

	06	2016	11.0522	11.0607	3,432
	06	2015	11.9351	11.0522	4,172
	06	2014	11.8046	11.9351	4,064
	06	2013	12.7502	11.8046	3,977
	06	2012	12.1440	12.7502	23,370
	06	2011	11.1196	12.1440	23,637
	06	2010	10.8431	11.1196	11,493
	06	2009	10.2372	10.8431	3,062
	06	2008	10.0000	10.2372	0

	07	2016	11.0116	11.0145	0
	07	2015	11.8973	11.0116	0
	07	2014	11.7733	11.8973	0
	07	2013	12.7228	11.7733	7,099
	07	2012	12.1242	12.7228	7,255
	07	2011	11.1071	12.1242	6,273
	07	2010	10.8365	11.1071	8,561
	07	2009	10.2361	10.8365	8,155
	07	2008	10.0000	10.2361	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2016	10.8504	10.8310	0
	08	2015	11.7472	10.8504	0
	08	2014	11.6486	11.7472	0
	08	2013	12.6139	11.6486	0
	08	2012	12.0451	12.6139	0
	08	2011	11.0573	12.0451	0
	08	2010	10.8099	11.0573	0
	08	2009	10.2320	10.8099	0
	08	2008	10.0000	10.2320	0

MFS Limited Maturity Portfolio, Initial Class	01	2016	10.0886	10.0893	7,850,411
	01	2015	10.2091	10.0886	8,543,187
	01	2014	10.2977	10.2091	9,842,579
	01	2013	10.3965	10.2977	11,044,265
	01	2012	10.3398	10.3965	11,261,979
	01	2011	10.4578	10.3398	12,875,352
	01	2010	10.3826	10.4578	16,601,121
	01	2009	10.1723	10.3826	17,860,309
	01	2008	10.0000	10.1723	1,148,331

	02	2016	9.9293	9.9098	6,272,072
	02	2015	10.0684	9.9293	6,723,004
	02	2014	10.1765	10.0684	7,902,089
	02	2013	10.2950	10.1765	8,684,927
	02	2012	10.2599	10.2950	9,046,353
	02	2011	10.3981	10.2599	9,892,447
	02	2010	10.3444	10.3981	11,843,196
	02	2009	10.1555	10.3444	12,515,757
	02	2008	10.0000	10.1555	528,381

	03	2016	9.8900	9.8656	219,525
	03	2015	10.0336	9.8900	268,975
	03	2014	10.1465	10.0336	300,773
	03	2013	10.2699	10.1465	319,895
	03	2012	10.2401	10.2699	332,434
	03	2011	10.3833	10.2401	390,076
	03	2010	10.3349	10.3833	544,711
	03	2009	10.1513	10.3349	562,477
	03	2008	10.0000	10.1513	27,118

	04	2016	9.7722	9.7332	1,463,726
	04	2015	9.9294	9.7722	1,582,195
	04	2014	10.0565	9.9294	1,873,348
	04	2013	10.1944	10.0565	2,249,177
	04	2012	10.1805	10.1944	2,293,181
	04	2011	10.3386	10.1805	2,571,191
	04	2010	10.3062	10.3386	3,158,496
	04	2009	10.1387	10.3062	3,430,934
	04	2008	10.0000	10.1387	116,645

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2016	9.7333	9.6894	26,314
	05	2015	9.8948	9.7333	28,287
	05	2014	10.0266	9.8948	34,360
	05	2013	10.1694	10.0266	32,071
	05	2012	10.1606	10.1694	30,306
	05	2011	10.3238	10.1606	35,337
	05	2010	10.2967	10.3238	42,755
	05	2009	10.1345	10.2967	45,302
	05	2008	10.0000	10.1345	0

	06	2016	9.6174	9.5594	82,093
	06	2015	9.7920	9.6174	80,854
	06	2014	9.9377	9.7920	102,812
	06	2013	10.0946	9.9377	159,964
	06	2012	10.1015	10.0946	205,155
	06	2011	10.2794	10.1015	224,580
	06	2010	10.2681	10.2794	333,929
	06	2009	10.1219	10.2681	351,063
	06	2008	10.0000	10.1219	6,226

	07	2016	9.5791	9.5164	7,503
	07	2015	9.7580	9.5791	8,729
	07	2014	9.9082	9.7580	10,033
	07	2013	10.0698	9.9082	77,310
	07	2012	10.0819	10.0698	82,179
	07	2011	10.2646	10.0819	115,810
	07	2010	10.2586	10.2646	136,691
	07	2009	10.1177	10.2586	163,247
	07	2008	10.0000	10.1177	2,233

	08	2016	9.4270	9.3462	3,393
	08	2015	9.6228	9.4270	3,384
	08	2014	9.7910	9.6228	3,691
	08	2013	9.9710	9.7910	6,224
	08	2012	10.0036	9.9710	6,519
	08	2011	10.2057	10.0036	6,287
	08	2010	10.2207	10.2057	7,107
	08	2009	10.1009	10.2207	6,835
	08	2008	10.0000	10.1009	0

MFS Limited Maturity Portfolio, Service Class	01	2016	9.8863	9.8672	3,506,623
	01	2015	10.0243	9.8863	3,982,226
	01	2014	10.1430	10.0243	4,762,235
	01	2013	10.2637	10.1430	5,372,619
	01	2012	10.2315	10.2637	4,325,078
	01	2011	10.3846	10.2315	4,712,906
	01	2010	10.3358	10.3846	4,857,903
	01	2009	10.1517	10.3358	3,657,506
	01	2008	10.0000	10.1517	2,179,391

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2016	9.7303	9.6917	844,670
	02	2015	9.8862	9.7303	920,546
	02	2014	10.0236	9.8862	1,167,428
	02	2013	10.1636	10.0236	1,355,135
	02	2012	10.1525	10.1636	1,326,430
	02	2011	10.3254	10.1525	1,389,871
	02	2010	10.2977	10.3254	1,322,965
	02	2009	10.1350	10.2977	1,276,564
	02	2008	10.0000	10.1350	807,476

	03	2016	9.6917	9.6484	10,049
	03	2015	9.8520	9.6917	5,842
	03	2014	9.9941	9.8520	7,083
	03	2013	10.1388	9.9941	6,935
	03	2012	10.1329	10.1388	5,914
	03	2011	10.3106	10.1329	5,627
	03	2010	10.2882	10.3106	6,615
	03	2009	10.1308	10.2882	6,583
	03	2008	10.0000	10.1308	2,610

	04	2016	9.5764	9.5190	488,089
	04	2015	9.7497	9.5764	536,467
	04	2014	9.9054	9.7497	655,679
	04	2013	10.0643	9.9054	874,475
	04	2012	10.0739	10.0643	646,106
	04	2011	10.2663	10.0739	568,571
	04	2010	10.2597	10.2663	522,703
	04	2009	10.1182	10.2597	172,130
	04	2008	10.0000	10.1182	84,878

	05	2016	9.5382	9.4762	932
	05	2015	9.7158	9.5382	0
	05	2014	9.8760	9.7158	0
	05	2013	10.0396	9.8760	0
	05	2012	10.0543	10.0396	0
	05	2011	10.2516	10.0543	0
	05	2010	10.2502	10.2516	0
	05	2009	10.1140	10.2502	0
	05	2008	10.0000	10.1140	0

	06	2016	9.4246	9.3490	0
	06	2015	9.6148	9.4246	0
	06	2014	9.7884	9.6148	0
	06	2013	9.9657	9.7884	0
	06	2012	9.9958	9.9657	0
	06	2011	10.2075	9.9958	0
	06	2010	10.2218	10.2075	0
	06	2009	10.1015	10.2218	0
	06	2008	10.0000	10.1015	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2016	9.3870	9.3070	0
	07	2015	9.5814	9.3870	0
	07	2014	9.7594	9.5814	0
	07	2013	9.9412	9.7594	0
	07	2012	9.9763	9.9412	0
	07	2011	10.1928	9.9763	0
	07	2010	10.2124	10.1928	0
	07	2009	10.0973	10.2124	0
	07	2008	10.0000	10.0973	0

	08	2016	9.2381	9.1405	0
	08	2015	9.4486	9.2381	0
	08	2014	9.6439	9.4486	0
	08	2013	9.8437	9.6439	0
	08	2012	9.8988	9.8437	0
	08	2011	10.1343	9.8988	0
	08	2010	10.1746	10.1343	0
	08	2009	10.0805	10.1746	0
	08	2008	10.0000	10.0805	0

MFS Mid Cap Value Portfolio, Initial Class	01	2016	16.9453	19.3284	413,076
	01	2015	17.6400	16.9453	509,161
	01	2014	16.2515	17.6400	591,085
	01	2013	12.0691	16.2515	688,102
	01	2012	10.5452	12.0691	894,773
	01	2011	10.4631	10.5452	1,109,410
	01	2010	8.7109	10.4631	1,512,514
	01	2009	7.0471	8.7109	1,895,556
	01	2008	10.0000	7.0471	109,938

	02	2016	16.6777	18.9845	368,584
	02	2015	17.3969	16.6777	456,800
	02	2014	16.0602	17.3969	537,873
	02	2013	11.9513	16.0602	642,128
	02	2012	10.4637	11.9513	802,622
	02	2011	10.4034	10.4637	914,722
	02	2010	8.6788	10.4034	1,136,664
	02	2009	7.0355	8.6788	1,426,167
	02	2008	10.0000	7.0355	29,279

	03	2016	16.6117	18.8998	13,944
	03	2015	17.3368	16.6117	15,105
	03	2014	16.0129	17.3368	15,212
	03	2013	11.9221	16.0129	21,205
	03	2012	10.4435	11.9221	24,335
	03	2011	10.3885	10.4435	30,769
	03	2010	8.6708	10.3885	35,118
	03	2009	7.0326	8.6708	45,830
	03	2008	10.0000	7.0326	1,546

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2016	16.4138	18.6461	94,526
	04	2015	17.1566	16.4138	109,007
	04	2014	15.8708	17.1566	136,600
	04	2013	11.8344	15.8708	162,981
	04	2012	10.3827	11.8344	231,067
	04	2011	10.3438	10.3827	272,674
	04	2010	8.6467	10.3438	336,595
	04	2009	7.0238	8.6467	440,947
	04	2008	10.0000	7.0238	12,445

	05	2016	16.3484	18.5623	1,494
	05	2015	17.0970	16.3484	1,675
	05	2014	15.8237	17.0970	2,435
	05	2013	11.8053	15.8237	2,604
	05	2012	10.3625	11.8053	3,096
	05	2011	10.3290	10.3625	5,725
	05	2010	8.6387	10.3290	8,743
	05	2009	7.0209	8.6387	9,304
	05	2008	10.0000	7.0209	0

	06	2016	16.1537	18.3131	12,191
	06	2015	16.9193	16.1537	13,431
	06	2014	15.6833	16.9193	21,973
	06	2013	11.7185	15.6833	21,302
	06	2012	10.3021	11.7185	28,150
	06	2011	10.2845	10.3021	32,695
	06	2010	8.6147	10.2845	32,565
	06	2009	7.0121	8.6147	42,894
	06	2008	10.0000	7.0121	0

	07	2016	16.0893	18.2309	266
	07	2015	16.8605	16.0893	324
	07	2014	15.6368	16.8605	357
	07	2013	11.6897	15.6368	1,519
	07	2012	10.2821	11.6897	9,223
	07	2011	10.2698	10.2821	10,939
	07	2010	8.6068	10.2698	10,045
	07	2009	7.0092	8.6068	13,551
	07	2008	10.0000	7.0092	145

	08	2016	15.8339	17.9047	0
	08	2015	16.6268	15.8339	0
	08	2014	15.4517	16.6268	0
	08	2013	11.5750	15.4517	145
	08	2012	10.2022	11.5750	270
	08	2011	10.2108	10.2022	280
	08	2010	8.5749	10.2108	296
	08	2009	6.9975	8.5749	318
	08	2008	10.0000	6.9975	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Mid Cap Value Portfolio, Service Class	01	2016	16.5910	18.8893	511,912
	01	2015	17.3305	16.5910	600,352
	01	2014	15.9956	17.3305	664,151
	01	2013	11.9127	15.9956	814,437
	01	2012	10.4414	11.9127	929,843
	01	2011	10.3738	10.4414	957,973
	01	2010	8.6728	10.3738	870,212
	01	2009	7.0331	8.6728	691,826
	01	2008	10.0000	7.0331	164,886

	02	2016	16.3290	18.5532	93,850
	02	2015	17.0917	16.3290	111,203
	02	2014	15.8073	17.0917	109,301
	02	2013	11.7965	15.8073	132,813
	02	2012	10.3607	11.7965	197,235
	02	2011	10.3146	10.3607	243,199
	02	2010	8.6408	10.3146	242,046
	02	2009	7.0215	8.6408	252,415
	02	2008	10.0000	7.0215	74,747

	03	2016	16.2644	18.4704	995
	03	2015	17.0327	16.2644	1,123
	03	2014	15.7607	17.0327	1,320
	03	2013	11.7677	15.7607	520
	03	2012	10.3407	11.7677	601
	03	2011	10.2999	10.3407	637
	03	2010	8.6329	10.2999	653
	03	2009	7.0186	8.6329	708
	03	2008	10.0000	7.0186	0

	04	2016	16.0707	18.2225	54,165
	04	2015	16.8557	16.0707	59,817
	04	2014	15.6208	16.8557	82,690
	04	2013	11.6811	15.6208	116,109
	04	2012	10.2805	11.6811	129,965
	04	2011	10.2556	10.2805	147,946
	04	2010	8.6089	10.2556	111,339
	04	2009	7.0098	8.6089	36,671
	04	2008	10.0000	7.0098	2,932

	05	2016	16.0067	18.1406	0
	05	2015	16.7971	16.0067	0
	05	2014	15.5745	16.7971	0
	05	2013	11.6524	15.5745	0
	05	2012	10.2605	11.6524	0
	05	2011	10.2408	10.2605	0
	05	2010	8.6009	10.2408	0
	05	2009	7.0069	8.6009	0
	05	2008	10.0000	7.0069	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2016	15.8160	17.8971	0
	06	2015	16.6225	15.8160	0
	06	2014	15.4363	16.6225	0
	06	2013	11.5667	15.4363	0
	06	2012	10.2007	11.5667	0
	06	2011	10.1968	10.2007	0
	06	2010	8.5770	10.1968	0
	06	2009	6.9982	8.5770	0
	06	2008	10.0000	6.9982	0

	07	2016	15.7530	17.8167	0
	07	2015	16.5647	15.7530	0
	07	2014	15.3905	16.5647	0
	07	2013	11.5383	15.3905	0
	07	2012	10.1809	11.5383	0
	07	2011	10.1821	10.1809	0
	07	2010	8.5691	10.1821	0
	07	2009	6.9953	8.5691	0
	07	2008	10.0000	6.9953	0

	08	2016	15.5029	17.4980	0
	08	2015	16.3352	15.5029	0
	08	2014	15.2084	16.3352	0
	08	2013	11.4251	15.2084	0
	08	2012	10.1018	11.4251	0
	08	2011	10.1237	10.1018	0
	08	2010	8.5373	10.1237	0
	08	2009	6.9836	8.5373	0
	08	2008	10.0000	6.9836	0

MFS Moderate Allocation Portfolio, Service Class	01	2016	16.4927	17.1720	25,048,277
	01	2015	16.7475	16.4927	28,089,546
	01	2014	16.2115	16.7475	32,979,094
	01	2013	14.1479	16.2115	38,869,179
	01	2012	13.0319	14.1479	41,029,236
	01	2011	13.4940	13.0319	42,369,861
	01	2010	12.2696	13.4940	41,899,782
	01	2009	10.0897	12.2696	17,726,205
	01	2008	10.0000	10.0897	1,435,279

	02	2016	16.2527	16.8877	3,629,472
	02	2015	16.5374	16.2527	4,046,884
	02	2014	16.0407	16.5374	4,726,183
	02	2013	14.0275	16.0407	5,393,736
	02	2012	12.9474	14.0275	6,808,170
	02	2011	13.4338	12.9474	7,164,051
	02	2010	12.2397	13.4338	7,288,149
	02	2009	10.0856	12.2397	6,405,527
	02	2008	10.0000	10.0856	515,458

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2016	16.1934	16.8175	22,277
	03	2015	16.4855	16.1934	22,335
	03	2014	15.9984	16.4855	70,502
	03	2013	13.9976	15.9984	70,980
	03	2012	12.9264	13.9976	79,710
	03	2011	13.4188	12.9264	59,271
	03	2010	12.2323	13.4188	62,239
	03	2009	10.0846	12.2323	11,735
	03	2008	10.0000	10.0846	7,255

	04	2016	16.0156	16.6075	5,064,056
	04	2015	16.3295	16.0156	5,556,604
	04	2014	15.8714	16.3295	6,531,402
	04	2013	13.9078	15.8714	7,851,241
	04	2012	12.8633	13.9078	8,156,766
	04	2011	13.3737	12.8633	7,978,171
	04	2010	12.2099	13.3737	7,833,901
	04	2009	10.0815	12.2099	1,056,034
	04	2008	10.0000	10.0815	3,227

	05	2016	15.9568	16.5380	0
	05	2015	16.2779	15.9568	0
	05	2014	15.8293	16.2779	0
	05	2013	13.8780	15.8293	0
	05	2012	12.8423	13.8780	0
	05	2011	13.3587	12.8423	0
	05	2010	12.2024	13.3587	0
	05	2009	10.0805	12.2024	0
	05	2008	10.0000	10.0805	0

	06	2016	15.7817	16.3314	136
	06	2015	16.1239	15.7817	315
	06	2014	15.7037	16.1239	239
	06	2013	13.7889	15.7037	841
	06	2012	12.7795	13.7889	3,651
	06	2011	13.3138	12.7795	2,888
	06	2010	12.1800	13.3138	20,084
	06	2009	10.0775	12.1800	37,639
	06	2008	10.0000	10.0775	0

	07	2016	15.7237	16.2632	0
	07	2015	16.0729	15.7237	0
	07	2014	15.6620	16.0729	0
	07	2013	13.7593	15.6620	0
	07	2012	12.7587	13.7593	863
	07	2011	13.2989	12.7587	1,073
	07	2010	12.1726	13.2989	7,644
	07	2009	10.0764	12.1726	5,672
	07	2008	10.0000	10.0764	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2016	15.4936	15.9924	0
	08	2015	15.8702	15.4936	0
	08	2014	15.4961	15.8702	0
	08	2013	13.6415	15.4961	0
	08	2012	12.6755	13.6415	0
	08	2011	13.2392	12.6755	0
	08	2010	12.1427	13.2392	0
	08	2009	10.0724	12.1427	0
	08	2008	10.0000	10.0724	0

MFS New Discovery Value Portfolio, Service Class	01	2016	18.8280	23.4681	73,635
	01	2015	19.7158	18.8280	94,920
	01	2014	19.4265	19.7158	113,935
	01	2013	14.1414	19.4265	144,632
	01	2012	13.1201	14.1414	212,471
	01	2011	14.2679	13.1201	219,071
	01	2010	11.9564	14.2679	292,361
	01	2009	9.3466	11.9564	236,126
	01	2008	10.0000	9.3466	6,292

	02	2016	18.5539	23.0794	15,584
	02	2015	19.4684	18.5539	20,219
	02	2014	19.2218	19.4684	23,278
	02	2013	14.0209	19.2218	39,763
	02	2012	13.0350	14.0209	54,365
	02	2011	14.2042	13.0350	70,244
	02	2010	11.9272	14.2042	80,641
	02	2009	9.3429	11.9272	66,109
	02	2008	10.0000	9.3429	6,576

	03	2016	18.4862	22.9836	11,199
	03	2015	19.4072	18.4862	13,112
	03	2014	19.1712	19.4072	12,809
	03	2013	13.9910	19.1712	0
	03	2012	13.0139	13.9910	0
	03	2011	14.1883	13.0139	0
	03	2010	11.9200	14.1883	0
	03	2009	9.3419	11.9200	0
	03	2008	10.0000	9.3419	0

	04	2016	18.2833	22.6965	7,534
	04	2015	19.2236	18.2833	9,409
	04	2014	19.0190	19.2236	11,274
	04	2013	13.9012	19.0190	10,688
	04	2012	12.9503	13.9012	14,394
	04	2011	14.1406	12.9503	14,677
	04	2010	11.8981	14.1406	24,449
	04	2009	9.3391	11.8981	15,881
	04	2008	10.0000	9.3391	5,379

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2016	18.2161	22.6015	0
	05	2015	19.1628	18.2161	0
	05	2014	18.9685	19.1628	0
	05	2013	13.8714	18.9685	0
	05	2012	12.9291	13.8714	0
	05	2011	14.1248	12.9291	0
	05	2010	11.8908	14.1248	0
	05	2009	9.3381	11.8908	0
	05	2008	10.0000	9.3381	0

	06	2016	18.0162	22.3192	0
	06	2015	18.9816	18.0162	0
	06	2014	18.8179	18.9816	0
	06	2013	13.7823	18.8179	0
	06	2012	12.8660	13.7823	0
	06	2011	14.0773	12.8660	0
	06	2010	11.8690	14.0773	0
	06	2009	9.3353	11.8690	0
	06	2008	10.0000	9.3353	0

	07	2016	17.9500	22.2259	0
	07	2015	18.9215	17.9500	0
	07	2014	18.7679	18.9215	0
	07	2013	13.7528	18.7679	12,597
	07	2012	12.8450	13.7528	0
	07	2011	14.0615	12.8450	0
	07	2010	11.8617	14.0615	0
	07	2009	9.3343	11.8617	0
	07	2008	10.0000	9.3343	0

	08	2016	17.6873	21.8558	0
	08	2015	18.6828	17.6873	0
	08	2014	18.5692	18.6828	0
	08	2013	13.6350	18.5692	0
	08	2012	12.7612	13.6350	0
	08	2011	13.9983	12.7612	0
	08	2010	11.8327	13.9983	0
	08	2009	9.3306	11.8327	0
	08	2008	10.0000	9.3306	0

MFS Mid Cap Growth Series, Service Class	01	2016	23.4039	24.0802	282,030
	01	2015	22.7865	23.4039	319,652
	01	2014	21.3422	22.7865	390,744
	01	2013	15.8144	21.3422	465,642
	01	2012	10.0000	15.8144	627,009

	02	2016	22.7731	23.3835	141,690
	02	2015	22.2176	22.7731	154,896
	02	2014	20.8517	22.2176	194,375
	02	2013	15.4824	20.8517	246,281
	02	2012	10.0000	15.4824	351,240

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2016	22.6186	23.2131	4,572
	03	2015	22.0780	22.6186	4,391
	03	2014	20.7313	22.0780	5,201
	03	2013	15.4008	20.7313	4,978
	03	2012	10.0000	15.4008	2,808

	04	2016	22.1581	22.7057	37,205
	04	2015	21.6617	22.1581	40,374
	04	2014	20.3716	21.6617	48,279
	04	2013	15.1568	20.3716	56,966
	04	2012	10.0000	15.1568	72,530

	05	2016	22.0068	22.5391	90
	05	2015	21.5248	22.0068	981
	05	2014	20.2532	21.5248	1,039
	05	2013	15.0764	20.2532	1,061
	05	2012	10.0000	15.0764	1,094

	06	2016	21.5588	22.0464	421
	06	2015	21.1190	21.5588	1,527
	06	2014	19.9018	21.1190	1,562
	06	2013	14.8376	19.9018	1,703
	06	2012	10.0000	14.8376	2,942

	07	2016	18.2712	18.6749	153
	07	2015	17.9076	18.2712	185
	07	2014	16.8841	17.9076	227
	07	2013	12.5942	16.8841	1,730
	07	2012	10.0000	12.5942	11,038

	08	2016	17.8040	18.1602	0
	08	2015	17.4854	17.8040	0
	08	2014	16.5199	17.4854	0
	08	2013	12.3477	16.5199	0
	08	2012	10.0000	12.3477	1,526

MFS New Discovery Series, Service Class	01	2016	12.8663	13.7674	570,353
	01	2015	13.3690	12.8663	696,479
	01	2014	14.6946	13.3690	796,692
	01	2013	10.5800	14.6946	286,030
	01	2012	10.0000	10.5800	343,457

	02	2016	12.7849	13.6525	488,730
	02	2015	13.3115	12.7849	574,941
	02	2014	14.6613	13.3115	693,353
	02	2013	10.5775	14.6613	85,940
	02	2012	10.0000	10.5775	90,589

	03	2016	12.7647	13.6240	21,132
	03	2015	13.2972	12.7647	28,275
	03	2014	14.6530	13.2972	31,285
	03	2013	10.5769	14.6530	254
	03	2012	10.0000	10.5769	319

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2016	12.7039	13.5383	180,634
	04	2015	13.2542	12.7039	207,948
	04	2014	14.6280	13.2542	243,225
	04	2013	10.5751	14.6280	54,258
	04	2012	10.0000	10.5751	42,175

	05	2016	12.6837	13.5099	4,595
	05	2015	13.2399	12.6837	5,267
	05	2014	14.6197	13.2399	6,863
	05	2013	10.5744	14.6197	0
	05	2012	10.0000	10.5744	0

	06	2016	12.6233	13.4249	12,164
	06	2015	13.1970	12.6233	13,610
	06	2014	14.5947	13.1970	21,079
	06	2013	10.5726	14.5947	0
	06	2012	10.0000	10.5726	0

	07	2016	12.6032	13.3967	1,336
	07	2015	13.1828	12.6032	1,693
	07	2014	14.5864	13.1828	1,900
	07	2013	10.5720	14.5864	0
	07	2012	10.0000	10.5720	401

	08	2016	12.5230	13.2843	48
	08	2015	13.1258	12.5230	62
	08	2014	14.5532	13.1258	72
	08	2013	10.5695	14.5532	0
	08	2012	10.0000	10.5695	0

MFS Total Return Bond Series, Service Class	01	2016	10.4305	10.6697	10,224,292
	01	2015	10.6674	10.4305	10,933,881
	01	2014	10.2693	10.6674	13,417,715
	01	2013	10.5779	10.2693	17,377,744
	01	2012	10.0474	10.5779	21,100,414
	01	2011	10.0000	10.0474	1,636

	02	2016	10.3399	10.5555	1,607,400
	02	2015	10.5963	10.3399	1,725,642
	02	2014	10.2216	10.5963	2,020,707
	02	2013	10.5503	10.2216	2,490,801
	02	2012	10.0417	10.5503	3,281,076
	02	2011	10.0000	10.0417	664

	03	2016	10.3174	10.8272	108,923
	03	2015	10.5786	10.3174	105,304
	03	2014	10.2098	10.5786	107,984
	03	2013	10.5434	10.2098	110,014
	03	2012	10.0403	10.5434	117,331
	03	2011	10.0000	10.0403	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2016	10.2499	10.4423	1,748,768
	04	2015	10.5255	10.2499	1,806,160
	04	2014	10.1741	10.5255	2,156,094
	04	2013	10.5226	10.1741	2,790,794
	04	2012	10.0360	10.5226	3,278,644
	04	2011	10.0000	10.0360	6,329

	05	2016	10.2274	10.4142	0
	05	2015	10.5078	10.2274	0
	05	2014	10.1622	10.5078	0
	05	2013	10.5157	10.1622	0
	05	2012	10.0345	10.5157	0
	05	2011	10.0000	10.0345	0

	06	2016	10.1605	10.3301	4,573
	06	2015	10.4551	10.1605	5,708
	06	2014	10.1267	10.4551	5,506
	06	2013	10.4951	10.1267	11,572
	06	2012	10.0302	10.4951	15,027
	06	2011	10.0000	10.0302	0

	07	2016	10.1382	10.3023	0
	07	2015	10.4375	10.1382	0
	07	2014	10.1149	10.4375	0
	07	2013	10.4882	10.1149	0
	07	2012	10.0288	10.4882	2,565
	07	2011	10.0000	10.0288	0

	08	2016	10.0497	10.1914	0
	08	2015	10.3676	10.0497	0
	08	2014	10.0676	10.3676	0
	08	2013	10.4606	10.0676	0
	08	2012	10.0231	10.4606	0
	08	2011	10.0000	10.0231	0

Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio, Class II	01	2016	15.4027	13.8091	107,599
	01	2015	16.6590	15.4027	99,604
	01	2014	16.6323	16.6590	129,280
	01	2013	12.3005	16.6323	148,914
	01	2012	11.5292	12.3005	211,401
	01	2011	12.6283	11.5292	241,818
	01	2010	9.7074	12.6283	234,569
	01	2009	6.2721	9.7074	204,430
	01	2008	10.0000	6.2721	25,372

	02	2016	15.1594	13.5633	18,494
	02	2015	16.4293	15.1594	28,828
	02	2014	16.4364	16.4293	28,799
	02	2013	12.1803	16.4364	44,932
	02	2012	11.4400	12.1803	71,721
	02	2011	12.5561	11.4400	79,634
	02	2010	9.6716	12.5561	130,055
	02	2009	6.2617	9.6716	92,572
	02	2008	10.0000	6.2617	19,640

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2016	15.0994	13.5027	988
	03	2015	16.3726	15.0994	1,306
	03	2014	16.3880	16.3726	1,778
	03	2013	12.1506	16.3880	0
	03	2012	11.4179	12.1506	0
	03	2011	12.5383	11.4179	0
	03	2010	9.6627	12.5383	0
	03	2009	6.2591	9.6627	0
	03	2008	10.0000	6.2591	0

	04	2016	14.9196	13.3215	9,292
	04	2015	16.2024	14.9196	8,690
	04	2014	16.2426	16.2024	8,775
	04	2013	12.0613	16.2426	74,313
	04	2012	11.3514	12.0613	79,709
	04	2011	12.4843	11.3514	82,101
	04	2010	9.6359	12.4843	101,693
	04	2009	6.2513	9.6359	36,898
	04	2008	10.0000	6.2513	13,631

	05	2016	14.8601	13.2616	0
	05	2015	16.1461	14.8601	0
	05	2014	16.1944	16.1461	0
	05	2013	12.0316	16.1944	0
	05	2012	11.3294	12.0316	0
	05	2011	12.4664	11.3294	0
	05	2010	9.6269	12.4664	0
	05	2009	6.2487	9.6269	0
	05	2008	10.0000	6.2487	0

	06	2016	14.6831	13.0836	0
	06	2015	15.9783	14.6831	0
	06	2014	16.0507	15.9783	0
	06	2013	11.9431	16.0507	0
	06	2012	11.2633	11.9431	0
	06	2011	12.4128	11.2633	0
	06	2010	9.6002	12.4128	0
	06	2009	6.2409	9.6002	0
	06	2008	10.0000	6.2409	0

	07	2016	14.6246	13.0247	0
	07	2015	15.9227	14.6246	0
	07	2014	16.0030	15.9227	0
	07	2013	11.9138	16.0030	0
	07	2012	11.2414	11.9138	0
	07	2011	12.3950	11.2414	0
	07	2010	9.5913	12.3950	0
	07	2009	6.2383	9.5913	0
	07	2008	10.0000	6.2383	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2016	14.3924	12.7917	0
	08	2015	15.7020	14.3924	0
	08	2014	15.8136	15.7020	0
	08	2013	11.7969	15.8136	0
	08	2012	11.1541	11.7969	0
	08	2011	12.3238	11.1541	0
	08	2010	9.5558	12.3238	0
	08	2009	6.2279	9.5558	0
	08	2008	10.0000	6.2279	0

Oppenheimer Capital Appreciation Fund/VA - Service Shares	01	2016	23.0643	22.1327	121,067
	01	2015	22.7091	23.0643	142,003
	01	2014	20.0560	22.7091	182,352
	01	2013	15.7557	20.0560	203,243
	01	2012	14.0776	15.7557	226,584
	01	2011	14.5127	14.0776	271,025
	01	2010	13.5199	14.5127	298,798
	01	2009	9.5362	13.5199	277,688
	01	2008	17.8456	9.5362	268,286
	01	2007	15.9378	17.8456	243,266

	02	2016	22.4427	21.4923	85,546
	02	2015	22.1421	22.4427	96,314
	02	2014	19.5951	22.1421	103,247
	02	2013	15.4250	19.5951	110,660
	02	2012	13.8104	15.4250	147,645
	02	2011	14.2662	13.8104	173,357
	02	2010	13.3173	14.2662	196,670
	02	2009	9.4124	13.3173	252,236
	02	2008	17.6502	9.4124	287,166
	02	2007	15.7955	17.6502	323,006

	03	2016	22.2904	21.3358	9,537
	03	2015	22.0031	22.2904	9,443
	03	2014	19.4820	22.0031	10,266
	03	2013	15.3437	19.4820	11,376
	03	2012	13.7446	15.3437	5,735
	03	2011	14.2055	13.7446	12,214
	03	2010	13.2673	14.2055	18,581
	03	2009	9.3819	13.2673	23,740
	03	2008	17.6018	9.3819	37,080
	03	2007	15.7603	17.6018	31,849

	04	2016	21.8367	20.8694	70,907
	04	2015	21.5883	21.8367	79,157
	04	2014	19.1440	21.5883	87,389
	04	2013	15.1006	19.1440	102,515
	04	2012	13.5478	15.1006	160,844
	04	2011	14.0234	13.5478	153,761
	04	2010	13.1174	14.0234	181,889
	04	2009	9.2901	13.1174	187,222
	04	2008	17.4565	9.2901	247,067
	04	2007	15.6543	17.4565	295,400

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2016	21.6875	20.7163	197
	05	2015	21.4517	21.6875	1,991
	05	2014	19.0326	21.4517	2,062
	05	2013	15.0205	19.0326	2,254
	05	2012	13.4828	15.0205	2,188
	05	2011	13.9632	13.4828	4,783
	05	2010	13.0677	13.9632	4,787
	05	2009	9.2597	13.0677	5,237
	05	2008	17.4083	9.2597	5,553
	05	2007	15.6191	17.4083	4,750

	06	2016	21.2461	20.2635	9,494
	06	2015	21.0473	21.2461	9,824
	06	2014	18.7025	21.0473	14,217
	06	2013	14.7826	18.7025	14,210
	06	2012	13.2897	14.7826	19,133
	06	2011	13.7844	13.2897	20,264
	06	2010	12.9201	13.7844	24,026
	06	2009	9.1691	12.9201	38,812
	06	2008	17.2647	9.1691	49,318
	06	2007	15.5141	17.2647	47,012

	07	2016	18.1436	17.2956	333
	07	2015	17.9830	18.1436	372
	07	2014	15.9877	17.9830	447
	07	2013	12.6432	15.9877	3,651
	07	2012	11.3722	12.6432	22,781
	07	2011	11.8016	11.3722	25,768
	07	2010	11.0673	11.8016	35,903
	07	2009	7.8582	11.0673	44,596
	07	2008	14.8040	7.8582	60,352
	07	2007	13.3097	14.8040	68,563

	08	2016	17.6797	16.8189	0
	08	2015	17.5591	17.6797	0
	08	2014	15.6429	17.5591	0
	08	2013	12.3959	15.6429	0
	08	2012	11.1727	12.3959	3,029
	08	2011	11.6182	11.1727	4,031
	08	2010	10.9177	11.6182	5,366
	08	2009	7.7678	10.9177	5,484
	08	2008	14.6639	7.7678	10,118
	08	2007	13.2110	14.6639	12,327

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Oppenheimer Conservative Balanced Fund/VA - Service Shares	01	2016	9.5917	9.9015	497,700
	01	2015	9.6976	9.5917	225,686
	01	2014	9.1285	9.6976	252,269
	01	2013	8.2259	9.1285	291,796
	01	2012	7.4614	8.2259	345,356
	01	2011	7.5573	7.4614	381,466
	01	2010	6.8195	7.5573	483,176
	01	2009	5.7023	6.8195	453,545
	01	2008	10.2837	5.7023	156,860
	01	2007	10.0000	10.2837	40,975

	02	2016	9.4207	9.7052	93,364
	02	2015	9.5441	9.4207	118,063
	02	2014	9.0024	9.5441	180,228
	02	2013	8.1288	9.0024	174,195
	02	2012	7.3884	8.1288	218,587
	02	2011	7.4986	7.3884	253,844
	02	2010	6.7803	7.4986	272,561
	02	2009	5.6810	6.7803	272,117
	02	2008	10.2664	5.6810	98,710
	02	2007	10.0000	10.2664	39,034

	03	2016	9.3786	9.6569	5,680
	03	2015	9.5063	9.3786	10,514
	03	2014	8.9712	9.5063	11,233
	03	2013	8.1048	8.9712	12,011
	03	2012	7.3704	8.1048	12,721
	03	2011	7.4841	7.3704	12,825
	03	2010	6.7706	7.4841	14,557
	03	2009	5.6758	6.7706	15,776
	03	2008	10.2621	5.6758	6,403
	03	2007	10.0000	10.2621	0

	04	2016	9.2525	9.5125	24,231
	04	2015	9.3928	9.2525	25,552
	04	2014	8.8778	9.3928	27,646
	04	2013	8.0326	8.8778	31,128
	04	2012	7.3160	8.0326	28,355
	04	2011	7.4403	7.3160	30,123
	04	2010	6.7413	7.4403	37,911
	04	2009	5.6599	6.7413	36,178
	04	2008	10.2491	5.6599	6,375
	04	2007	10.0000	10.2491	2,943

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2016	9.2108	9.4648	0
	05	2015	9.3553	9.2108	0
	05	2014	8.8468	9.3553	0
	05	2013	8.0087	8.8468	0
	05	2012	7.2980	8.0087	0
	05	2011	7.4257	7.2980	0
	05	2010	6.7315	7.4257	0
	05	2009	5.6546	6.7315	0
	05	2008	10.2448	5.6546	0
	05	2007	10.0000	10.2448	0

	06	2016	9.0870	9.3232	0
	06	2015	9.2437	9.0870	0
	06	2014	8.7546	9.2437	0
	06	2013	7.9375	8.7546	0
	06	2012	7.2442	7.9375	0
	06	2011	7.3823	7.2442	0
	06	2010	6.7024	7.3823	0
	06	2009	5.6387	6.7024	0
	06	2008	10.2319	5.6387	0
	06	2007	10.0000	10.2319	0

	07	2016	9.0460	9.2765	0
	07	2015	9.2067	9.0460	0
	07	2014	8.7241	9.2067	0
	07	2013	7.9138	8.7241	0
	07	2012	7.2263	7.9138	0
	07	2011	7.3678	7.2263	0
	07	2010	6.6927	7.3678	0
	07	2009	5.6335	6.6927	0
	07	2008	10.2276	5.6335	0
	07	2007	10.0000	10.2276	0

	08	2016	8.8839	9.0916	0
	08	2015	9.0603	8.8839	0
	08	2014	8.6029	9.0603	0
	08	2013	7.8199	8.6029	0
	08	2012	7.1553	7.8199	0
	08	2011	7.3103	7.1553	0
	08	2010	6.6540	7.3103	0
	08	2009	5.6124	6.6540	0
	08	2008	10.2103	5.6124	0
	08	2007	10.0000	10.2103	0

Oppenheimer Global Fund/VA - Service Shares	01	2016	20.7393	20.3650	184,473
	01	2015	20.3402	20.7393	243,283
	01	2014	20.2648	20.3402	304,915
	01	2013	16.2252	20.2648	382,736
	01	2012	13.6409	16.2252	394,254
	01	2011	15.1623	13.6409	486,651
	01	2010	13.3241	15.1623	552,593
	01	2009	9.7217	13.3241	563,205
	01	2008	16.5673	9.7217	560,982
	01	2007	15.8811	16.5673	517,904

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2016	20.2355	19.8300	101,102
	02	2015	19.8866	20.2355	141,353
	02	2014	19.8533	19.8866	164,890
	02	2013	15.9282	19.8533	186,435
	02	2012	13.4186	15.9282	216,595
	02	2011	14.9455	13.4186	266,929
	02	2010	13.1604	14.9455	317,702
	02	2009	9.6218	13.1604	360,168
	02	2008	16.4308	9.6218	403,968
	02	2007	15.7824	16.4308	578,204

	03	2016	20.1120	19.6989	5,702
	03	2015	19.7752	20.1120	6,489
	03	2014	19.7521	19.7752	7,182
	03	2013	15.8550	19.7521	8,822
	03	2012	13.3638	15.8550	9,985
	03	2011	14.8920	13.3638	13,613
	03	2010	13.1199	14.8920	15,912
	03	2009	9.5971	13.1199	20,837
	03	2008	16.3969	9.5971	23,292
	03	2007	15.7579	16.3969	24,171

	04	2016	19.7432	19.3080	42,023
	04	2015	19.4424	19.7432	47,352
	04	2014	19.4495	19.4424	54,498
	04	2013	15.6360	19.4495	61,706
	04	2012	13.1995	15.6360	95,244
	04	2011	14.7315	13.1995	120,449
	04	2010	12.9984	14.7315	117,602
	04	2009	9.5228	12.9984	105,081
	04	2008	16.2951	9.5228	117,859
	04	2007	15.6842	16.2951	127,149

	05	2016	19.6218	19.1795	0
	05	2015	19.3327	19.6218	0
	05	2014	19.3497	19.3327	0
	05	2013	15.5637	19.3497	0
	05	2012	13.1452	15.5637	0
	05	2011	14.6784	13.1452	0
	05	2010	12.9582	14.6784	2,307
	05	2009	9.4982	12.9582	2,631
	05	2008	16.2613	9.4982	2,631
	05	2007	15.6597	16.2613	2,740

	06	2016	19.2620	18.7989	4,464
	06	2015	19.0073	19.2620	4,324
	06	2014	19.0532	19.0073	7,309
	06	2013	15.3487	19.0532	7,329
	06	2012	12.9836	15.3487	8,521
	06	2011	14.5202	12.9836	8,934
	06	2010	12.8382	14.5202	11,479
	06	2009	9.4247	12.8382	14,005
	06	2008	16.1602	9.4247	13,423
	06	2007	15.5865	16.1602	19,842

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2016	19.1435	18.6738	0
	07	2015	18.9001	19.1435	0
	07	2014	18.9553	18.9001	0
	07	2013	15.2777	18.9553	0
	07	2012	12.9302	15.2777	0
	07	2011	14.4678	12.9302	0
	07	2010	12.7984	14.4678	35
	07	2009	9.4003	12.7984	64
	07	2008	16.1267	9.4003	108
	07	2007	15.5621	16.1267	0

	08	2016	18.6761	18.1805	0
	08	2015	18.4764	18.6761	0
	08	2014	18.5684	18.4764	0
	08	2013	14.9965	18.5684	0
	08	2012	12.7183	14.9965	0
	08	2011	14.2599	12.7183	0
	08	2010	12.6403	14.2599	0
	08	2009	9.3032	12.6403	0
	08	2008	15.9931	9.3032	0
	08	2007	15.4650	15.9931	0

Oppenheimer Main Street Fund/VA, Service Shares	01	2016	22.5370	24.6695	2,190,005
	01	2015	22.2246	22.5370	2,652,780
	01	2014	20.4685	22.2246	3,105,210
	01	2013	15.8338	20.4685	3,852,264
	01	2012	13.8074	15.8338	4,943,438
	01	2011	14.0829	13.8074	6,372,617
	01	2010	12.3625	14.0829	8,092,748
	01	2009	9.8207	12.3625	10,081,968
	01	2008	16.2711	9.8207	12,141,827
	01	2007	15.8860	16.2711	10,594,876

	02	2016	21.9296	23.9558	1,901,602
	02	2015	21.6697	21.9296	2,299,764
	02	2014	19.9982	21.6697	2,809,066
	02	2013	15.5015	19.9982	3,472,949
	02	2012	13.5453	15.5015	4,436,227
	02	2011	13.8437	13.5453	5,455,957
	02	2010	12.1773	13.8437	6,640,027
	02	2009	9.6933	12.1773	7,831,425
	02	2008	16.0929	9.6933	9,141,911
	02	2007	15.7442	16.0929	8,045,274

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2016	21.7809	23.7812	68,579
	03	2015	21.5336	21.7809	92,359
	03	2014	19.8827	21.5336	107,799
	03	2013	15.4198	19.8827	125,298
	03	2012	13.4808	15.4198	157,272
	03	2011	13.7847	13.4808	197,045
	03	2010	12.1315	13.7847	293,875
	03	2009	9.6618	12.1315	347,149
	03	2008	16.0488	9.6618	424,694
	03	2007	15.7091	16.0488	429,927

	04	2016	21.3376	23.2616	607,091
	04	2015	21.1278	21.3376	648,443
	04	2014	19.5379	21.1278	788,052
	04	2013	15.1756	19.5379	1,064,746
	04	2012	13.2878	15.1756	1,386,363
	04	2011	13.6081	13.2878	1,657,562
	04	2010	11.9945	13.6081	2,048,311
	04	2009	9.5673	11.9945	2,518,732
	04	2008	15.9163	9.5673	3,174,578
	04	2007	15.6035	15.9163	3,511,016

	05	2016	21.1918	23.0908	12,450
	05	2015	20.9941	21.1918	14,376
	05	2014	19.4242	20.9941	19,249
	05	2013	15.0950	19.4242	20,399
	05	2012	13.2240	15.0950	25,117
	05	2011	13.5497	13.2240	30,867
	05	2010	11.9491	13.5497	35,433
	05	2009	9.5360	11.9491	39,407
	05	2008	15.8724	9.5360	52,687
	05	2007	15.5684	15.8724	57,908

	06	2016	20.7605	22.5862	34,350
	06	2015	20.5984	20.7605	38,409
	06	2014	19.0873	20.5984	76,265
	06	2013	14.8559	19.0873	108,537
	06	2012	13.0346	14.8559	160,424
	06	2011	13.3761	13.0346	186,435
	06	2010	11.8141	13.3761	264,209
	06	2009	9.4427	11.8141	308,851
	06	2008	15.7414	9.4427	363,196
	06	2007	15.4638	15.7414	410,706

	07	2016	19.2707	20.9547	4,022
	07	2015	19.1300	19.2707	5,141
	07	2014	17.7357	19.1300	6,077
	07	2013	13.8110	17.7357	39,568
	07	2012	12.1240	13.8110	82,413
	07	2011	12.4480	12.1240	99,268
	07	2010	11.0000	12.4480	116,525
	07	2009	8.7965	11.0000	150,024
	07	2008	14.6717	8.7965	218,320
	07	2007	14.4203	14.6717	292,835

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2016	18.7781	20.3773	378
	08	2015	18.6792	18.7781	445
	08	2014	17.3533	18.6792	520
	08	2013	13.5409	17.3533	2,098
	08	2012	11.9114	13.5409	3,089
	08	2011	12.2547	11.9114	3,360
	08	2010	10.8514	12.2547	3,597
	08	2009	8.6954	10.8514	3,879
	08	2008	14.5330	8.6954	4,697
	08	2007	14.3134	14.5330	6,962

Oppenheimer Main Street Small Cap Fund/VA, Service Shares	01	2016	30.7341	35.5688	24,766
	01	2015	33.2776	30.7341	26,380
	01	2014	30.3040	33.2776	28,808
	01	2013	21.9111	30.3040	36,523
	01	2012	18.9347	21.9111	45,932
	01	2011	19.7217	18.9347	57,364
	01	2010	16.2952	19.7217	72,365
	01	2009	12.1042	16.2952	86,434
	01	2008	19.8533	12.1042	104,957
	01	2007	20.4732	19.8533	129,670

	02	2016	29.9057	34.5398	36,694
	02	2015	32.4467	29.9057	43,714
	02	2014	29.6076	32.4467	50,504
	02	2013	21.4512	29.6076	63,666
	02	2012	18.5753	21.4512	79,887
	02	2011	19.3867	18.5753	74,207
	02	2010	16.0510	19.3867	86,184
	02	2009	11.9472	16.0510	103,037
	02	2008	19.6359	11.9472	108,548
	02	2007	20.2905	19.6359	144,134

	03	2016	29.7029	34.2881	1,272
	03	2015	32.2430	29.7029	1,419
	03	2014	29.4367	32.2430	1,377
	03	2013	21.3381	29.4367	1,456
	03	2012	18.4868	21.3381	1,349
	03	2011	19.3041	18.4868	1,415
	03	2010	15.9908	19.3041	1,675
	03	2009	11.9084	15.9908	2,143
	03	2008	19.5821	11.9084	2,855
	03	2007	20.2453	19.5821	5,757

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2016	29.0984	33.5389	31,834
	04	2015	31.6353	29.0984	15,882
	04	2014	28.9262	31.6353	16,134
	04	2013	21.0002	28.9262	19,440
	04	2012	18.2221	21.0002	30,062
	04	2011	19.0569	18.2221	33,262
	04	2010	15.8102	19.0569	33,742
	04	2009	11.7919	15.8102	42,749
	04	2008	19.4205	11.7919	51,533
	04	2007	20.1092	19.4205	65,290

	05	2016	28.8996	33.2927	0
	05	2015	31.4352	28.8996	0
	05	2014	28.7579	31.4352	0
	05	2013	20.8887	28.7579	0
	05	2012	18.1346	20.8887	0
	05	2011	18.9751	18.1346	0
	05	2010	15.7504	18.9751	0
	05	2009	11.7533	15.7504	0
	05	2008	19.3669	11.7533	0
	05	2007	20.0641	19.3669	0

	06	2016	28.3115	32.5652	280
	06	2015	30.8427	28.3115	566
	06	2014	28.2592	30.8427	1,242
	06	2013	20.5579	28.2592	1,248
	06	2012	17.8750	20.5579	1,382
	06	2011	18.7320	17.8750	1,437
	06	2010	15.5724	18.7320	3,438
	06	2009	11.6384	15.5724	3,038
	06	2008	19.2071	11.6384	3,960
	06	2007	19.9292	19.2071	5,740

	07	2016	25.8727	29.7448	0
	07	2015	28.2003	25.8727	0
	07	2014	25.8513	28.2003	0
	07	2013	18.8158	25.8513	0
	07	2012	16.3687	18.8158	714
	07	2011	17.1623	16.3687	0
	07	2010	14.2747	17.1623	0
	07	2009	10.6740	14.2747	0
	07	2008	17.6246	10.6740	0
	07	2007	18.2966	17.6246	1,253

	08	2016	25.2113	28.9252	0
	08	2015	27.5358	25.2113	0
	08	2014	25.2939	27.5358	0
	08	2013	18.4478	25.2939	0
	08	2012	16.0815	18.4478	0
	08	2011	16.8957	16.0815	0
	08	2010	14.0818	16.8957	0
	08	2009	10.5513	14.0818	0
	08	2008	17.4580	10.5513	0
	08	2007	18.1610	17.4580	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
PIMCO Emerging Markets Bond Portfolio, Administrative Class	01	2016	25.6377	28.5796	92,558
	01	2015	26.6669	25.6377	112,258
	01	2014	26.7075	26.6669	157,061
	01	2013	29.1897	26.7075	201,735
	01	2012	25.1746	29.1897	237,097
	01	2011	24.0717	25.1746	268,573
	01	2010	21.8200	24.0717	292,971
	01	2009	16.9892	21.8200	169,716
	01	2008	20.2273	16.9892	106,259
	01	2007	19.4368	20.2273	78,842

	02	2016	24.9547	27.7616	40,525
	02	2015	26.0094	24.9547	50,640
	02	2014	26.1021	26.0094	59,136
	02	2013	28.5862	26.1021	70,157
	02	2012	24.7046	28.5862	79,571
	02	2011	23.6704	24.7046	73,470
	02	2010	21.4999	23.6704	92,740
	02	2009	16.7741	21.4999	110,129
	02	2008	20.0120	16.7741	114,064
	02	2007	19.2694	20.0120	203,515

	03	2016	24.7873	27.5614	676
	03	2015	25.8481	24.7873	714
	03	2014	25.9534	25.8481	754
	03	2013	28.4378	25.9534	879
	03	2012	24.5889	28.4378	847
	03	2011	23.5714	24.5889	6,734
	03	2010	21.4209	23.5714	8,924
	03	2009	16.7209	21.4209	7,017
	03	2008	19.9588	16.7209	7,247
	03	2007	19.2279	19.9588	9,694

	04	2016	24.2886	26.9656	32,779
	04	2015	25.3669	24.2886	44,915
	04	2014	25.5094	25.3669	50,470
	04	2013	27.9942	25.5094	61,765
	04	2012	24.2426	27.9942	69,398
	04	2011	23.2750	24.2426	73,062
	04	2010	21.1840	23.2750	95,133
	04	2009	16.5613	21.1840	49,843
	04	2008	19.7987	16.5613	41,394
	04	2007	19.1031	19.7987	44,953

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2016	24.1246	26.7698	0
	05	2015	25.2085	24.1246	0
	05	2014	25.3630	25.2085	0
	05	2013	27.8478	25.3630	0
	05	2012	24.1283	27.8478	0
	05	2011	23.1770	24.1283	0
	05	2010	21.1056	23.1770	0
	05	2009	16.5085	21.1056	0
	05	2008	19.7456	16.5085	0
	05	2007	19.0617	19.7456	0

	06	2016	23.6392	26.1910	103
	06	2015	24.7392	23.6392	258
	06	2014	24.9290	24.7392	134
	06	2013	27.4133	24.9290	144
	06	2012	23.7884	27.4133	159
	06	2011	22.8856	23.7884	173
	06	2010	20.8721	22.8856	1,392
	06	2009	16.3509	20.8721	103
	06	2008	19.5872	16.3509	0
	06	2007	18.9380	19.5872	1,454

	07	2016	16.7087	18.5029	0
	07	2015	17.4952	16.7087	0
	07	2014	17.6384	17.4952	0
	07	2013	19.4061	17.6384	0
	07	2012	16.8487	19.4061	5,267
	07	2011	16.2174	16.8487	0
	07	2010	14.7982	16.2174	0
	07	2009	11.5986	14.7982	0
	07	2008	13.9015	11.5986	0
	07	2007	13.4476	13.9015	0

	08	2016	16.2816	17.9931	0
	08	2015	17.0829	16.2816	0
	08	2014	17.2581	17.0829	0
	08	2013	19.0266	17.2581	0
	08	2012	16.5532	19.0266	0
	08	2011	15.9656	16.5532	0
	08	2010	14.5983	15.9656	0
	08	2009	11.4653	14.5983	0
	08	2008	13.7700	11.4653	0
	08	2007	13.3478	13.7700	0

PIMCO StocksPLUS® Global Portfolio, Advisor Class	01	2016	11.3632	12.0417	9,306
	01	2015	12.6990	11.3632	9,917
	01	2014	12.7962	12.6990	9,641
	01	2013	10.9155	12.7962	577
	01	2012	10.1116	10.9155	0
	01	2011	10.0000	10.1116	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2016	11.2645	11.9127	377
	02	2015	12.6143	11.2645	397
	02	2014	12.7368	12.6143	0
	02	2013	10.8870	12.7368	0
	02	2012	10.1058	10.8870	0
	02	2011	10.0000	10.1058	0

	03	2016	11.2400	11.8808	0
	03	2015	12.5933	11.2400	0
	03	2014	12.7221	12.5933	0
	03	2013	10.8799	12.7221	0
	03	2012	10.1044	10.8799	0
	03	2011	10.0000	10.1044	0

	04	2016	11.1664	11.7850	0
	04	2015	12.5300	11.1664	0
	04	2014	12.6776	12.5300	0
	04	2013	10.8585	12.6776	0
	04	2012	10.1000	10.8585	0
	04	2011	10.0000	10.1000	0

	05	2016	11.1420	11.7532	0
	05	2015	12.5090	11.1420	0
	05	2014	12.6628	12.5090	0
	05	2013	10.8514	12.6628	0
	05	2012	10.0986	10.8514	0
	05	2011	10.0000	10.0986	0

	06	2016	11.0690	11.6583	0
	06	2015	12.4462	11.0690	0
	06	2014	12.6185	12.4462	0
	06	2013	10.8300	12.6185	0
	06	2012	10.0943	10.8300	0
	06	2011	10.0000	10.0943	0

	07	2016	11.0448	11.6269	0
	07	2015	12.4253	11.0448	0
	07	2014	12.6038	12.4253	0
	07	2013	10.8229	12.6038	0
	07	2012	10.0928	10.8229	0
	07	2011	10.0000	10.0928	0

	08	2016	10.9483	11.5017	0
	08	2015	12.3420	10.9483	0
	08	2014	12.5450	12.3420	0
	08	2013	10.7945	12.5450	0
	08	2012	10.0870	10.7945	0
	08	2011	10.0000	10.0870	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class	01	2016	11.0345	11.2779	9,737,231
	01	2015	11.2487	11.0345	11,024,375
	01	2014	10.9375	11.2487	12,811,291
	01	2013	12.0762	10.9375	18,045,188
	01	2012	11.2893	12.0762	23,895,544
	01	2011	11.6886	11.2893	25,590,331
	01	2010	10.6741	11.6886	23,129,499
	01	2009	10.0000	10.6741	726,846

	02	2016	10.8922	11.1097	248,844
	02	2015	11.1263	10.8922	280,552
	02	2014	10.8405	11.1263	301,734
	02	2013	11.9935	10.8405	561,396
	02	2012	11.2350	11.9935	828,744
	02	2011	11.6560	11.2350	951,579
	02	2010	10.6660	11.6560	665,868
	02	2009	10.0000	10.6660	244,598

	03	2016	10.8570	11.0682	3,769
	03	2015	11.0960	10.8570	3,812
	03	2014	10.8165	11.0960	4,279
	03	2013	11.9730	10.8165	14,982
	03	2012	11.2215	11.9730	22,903
	03	2011	11.6479	11.2215	20,167
	03	2010	10.6640	11.6479	20,734
	03	2009	10.0000	10.6640	2,122

	04	2016	10.7514	10.9438	2,137,269
	04	2015	11.0049	10.7514	2,409,552
	04	2014	10.7441	11.0049	2,838,953
	04	2013	11.9112	10.7441	4,012,766
	04	2012	11.1808	11.9112	4,975,848
	04	2011	11.6234	11.1808	5,360,212
	04	2010	10.6579	11.6234	4,746,833
	04	2009	10.0000	10.6579	184,399

	05	2016	10.7164	10.9026	0
	05	2015	10.9747	10.7164	0
	05	2014	10.7202	10.9747	0
	05	2013	11.8907	10.7202	0
	05	2012	11.1673	11.8907	4,489
	05	2011	11.6153	11.1673	4,771
	05	2010	10.6559	11.6153	5,082
	05	2009	10.0000	10.6559	0

	06	2016	10.6122	10.7801	1,125
	06	2015	10.8847	10.6122	1,733
	06	2014	10.6485	10.8847	2,138
	06	2013	11.8293	10.6485	2,768
	06	2012	11.1268	11.8293	7,755
	06	2011	11.5909	11.1268	5,202
	06	2010	10.6498	11.5909	3,996
	06	2009	10.0000	10.6498	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2016	10.5777	10.7395	0
	07	2015	10.8548	10.5777	0
	07	2014	10.6247	10.8548	0
	07	2013	11.8089	10.6247	0
	07	2012	11.1133	11.8089	0
	07	2011	11.5828	11.1133	0
	07	2010	10.6478	11.5828	0
	07	2009	10.0000	10.6478	0

	08	2016	10.4405	10.5785	0
	08	2015	10.7360	10.4405	0
	08	2014	10.5300	10.7360	0
	08	2013	11.7276	10.5300	0
	08	2012	11.0595	11.7276	0
	08	2011	11.5503	11.0595	0
	08	2010	10.6397	11.5503	0
	08	2009	10.0000	10.6397	0

PIMCO Real Return Portfolio, Administrative Class	01	2016	15.0671	15.5889	986,597
	01	2015	15.7460	15.0671	1,084,490
	01	2014	15.5288	15.7460	1,255,776
	01	2013	17.3926	15.5288	1,477,737
	01	2012	16.2611	17.3926	1,565,648
	01	2011	14.8041	16.2611	1,848,468
	01	2010	13.9231	14.8041	2,338,202
	01	2009	11.9571	13.9231	2,609,872
	01	2008	13.0811	11.9571	2,668,996
	01	2007	12.0194	13.0811	1,051,010

	02	2016	14.6611	15.1380	430,825
	02	2015	15.3529	14.6611	481,617
	02	2014	15.1720	15.3529	572,243
	02	2013	17.0277	15.1720	705,764
	02	2012	15.9525	17.0277	901,145
	02	2011	14.5526	15.9525	1,030,954
	02	2010	13.7145	14.5526	1,307,462
	02	2009	11.8020	13.7145	1,472,245
	02	2008	12.9378	11.8020	1,513,545
	02	2007	11.9121	12.9378	741,690

	03	2016	14.5617	15.0277	16,204
	03	2015	15.2565	14.5617	16,769
	03	2014	15.0844	15.2565	19,359
	03	2013	16.9380	15.0844	20,648
	03	2012	15.8766	16.9380	26,011
	03	2011	14.4907	15.8766	31,463
	03	2010	13.6631	14.4907	35,559
	03	2009	11.7637	13.6631	43,188
	03	2008	12.9023	11.7637	50,577
	03	2007	11.8855	12.9023	45,874

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2016	14.2653	14.6993	84,111
	04	2015	14.9689	14.2653	90,063
	04	2014	14.8228	14.9689	106,399
	04	2013	16.6698	14.8228	126,043
	04	2012	15.6493	16.6698	144,174
	04	2011	14.3051	15.6493	158,902
	04	2010	13.5087	14.3051	252,711
	04	2009	11.6486	13.5087	309,747
	04	2008	12.7958	11.6486	328,315
	04	2007	11.8056	12.7958	223,469

	05	2016	14.1679	14.5915	630
	05	2015	14.8743	14.1679	583
	05	2014	14.7367	14.8743	595
	05	2013	16.5814	14.7367	586
	05	2012	15.5743	16.5814	460
	05	2011	14.2437	15.5743	443
	05	2010	13.4577	14.2437	4,405
	05	2009	11.6105	13.4577	4,402
	05	2008	12.7605	11.6105	4,164
	05	2007	11.7790	12.7605	5,443

	06	2016	13.8795	14.2726	7,239
	06	2015	14.5940	13.8795	7,267
	06	2014	14.4810	14.5940	13,255
	06	2013	16.3188	14.4810	14,823
	06	2012	15.3513	16.3188	22,259
	06	2011	14.0613	15.3513	22,710
	06	2010	13.3057	14.0613	20,505
	06	2009	11.4970	13.3057	25,950
	06	2008	12.6551	11.4970	36,353
	06	2007	11.6998	12.6551	32,629

	07	2016	12.5407	12.8892	0
	07	2015	13.1929	12.5407	0
	07	2014	13.0975	13.1929	0
	07	2013	14.7672	13.0975	467
	07	2012	13.8988	14.7672	3,183
	07	2011	12.7374	13.8988	3,731
	07	2010	12.0591	12.7374	5,094
	07	2009	10.4252	12.0591	10,072
	07	2008	11.4812	10.4252	4,986
	07	2007	10.6200	11.4812	1,889

	08	2016	12.2201	12.5340	0
	08	2015	12.8820	12.2201	0
	08	2014	12.8151	12.8820	0
	08	2013	14.4785	12.8151	0
	08	2012	13.6551	14.4785	0
	08	2011	12.5396	13.6551	0
	08	2010	11.8962	12.5396	0
	08	2009	10.3054	11.8962	0
	08	2008	11.3727	10.3054	0
	08	2007	10.5412	11.3727	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
PIMCO Total Return Portfolio, Administrative Class	01	2016	16.0750	16.2339	3,798,559
	01	2015	16.2713	16.0750	4,012,516
	01	2014	15.8649	16.2713	4,681,474
	01	2013	16.4538	15.8649	5,648,739
	01	2012	15.2653	16.4538	6,279,656
	01	2011	14.9797	15.2653	7,637,595
	01	2010	14.0875	14.9797	9,025,663
	01	2009	12.5567	14.0875	9,090,852
	01	2008	12.1830	12.5567	8,227,463
	01	2007	11.3904	12.1830	5,531,641

	02	2016	15.6418	15.7643	2,333,099
	02	2015	15.8651	15.6418	2,469,775
	02	2014	15.5004	15.8651	2,847,028
	02	2013	16.1086	15.5004	3,297,074
	02	2012	14.9756	16.1086	3,521,017
	02	2011	14.7253	14.9756	4,240,404
	02	2010	13.8765	14.7253	5,002,384
	02	2009	12.3938	13.8765	5,284,663
	02	2008	12.0495	12.3938	4,709,659
	02	2007	11.2888	12.0495	3,931,286

	03	2016	15.5358	15.6494	52,488
	03	2015	15.7656	15.5358	55,378
	03	2014	15.4109	15.7656	58,177
	03	2013	16.0237	15.4109	71,293
	03	2012	14.9043	16.0237	55,691
	03	2011	14.6626	14.9043	73,442
	03	2010	13.8244	14.6626	109,693
	03	2009	12.3536	13.8244	122,585
	03	2008	12.0165	12.3536	156,487
	03	2007	11.2636	12.0165	196,871

	04	2016	15.2196	15.3075	506,134
	04	2015	15.4684	15.2196	516,347
	04	2014	15.1437	15.4684	612,097
	04	2013	15.7700	15.1437	719,767
	04	2012	14.6910	15.7700	715,573
	04	2011	14.4748	14.6910	857,357
	04	2010	13.6683	14.4748	1,101,499
	04	2009	12.2328	13.6683	1,116,137
	04	2008	11.9173	12.2328	1,147,060
	04	2007	11.1878	11.9173	1,024,231

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2016	15.1156	15.1952	4,270
	05	2015	15.3706	15.1156	6,947
	05	2014	15.0556	15.3706	7,899
	05	2013	15.6863	15.0556	11,947
	05	2012	14.6205	15.6863	21,426
	05	2011	14.4127	14.6205	25,119
	05	2010	13.6166	14.4127	29,138
	05	2009	12.1928	13.6166	37,486
	05	2008	11.8844	12.1928	41,948
	05	2007	11.1627	11.8844	41,756

	06	2016	14.8080	14.8631	21,263
	06	2015	15.0809	14.8080	21,660
	06	2014	14.7945	15.0809	28,267
	06	2013	15.4379	14.7945	34,822
	06	2012	14.4112	15.4379	48,216
	06	2011	14.2281	14.4112	54,104
	06	2010	13.4628	14.2281	59,639
	06	2009	12.0735	13.4628	71,280
	06	2008	11.7863	12.0735	69,834
	06	2007	11.0876	11.7863	128,460

	07	2016	13.7951	13.8394	421
	07	2015	14.0565	13.7951	479
	07	2014	13.7966	14.0565	558
	07	2013	14.4040	13.7966	7,879
	07	2012	13.4529	14.4040	36,757
	07	2011	13.2888	13.4529	38,400
	07	2010	12.5804	13.2888	46,320
	07	2009	11.2880	12.5804	56,774
	07	2008	11.0251	11.2880	52,365
	07	2007	10.3768	11.0251	106,187

	08	2016	13.4425	13.4580	0
	08	2015	13.7253	13.4425	0
	08	2014	13.4991	13.7253	0
	08	2013	14.1223	13.4991	163
	08	2012	13.2170	14.1223	2,751
	08	2011	13.0824	13.2170	3,569
	08	2010	12.4105	13.0824	4,849
	08	2009	11.1583	12.4105	4,780
	08	2008	10.9208	11.1583	7,071
	08	2007	10.2999	10.9208	16,959

PIMCO All Asset Portfolio, Administrative Class	01	2016	12.1952	13.5449	614,894
	01	2015	13.6243	12.1952	712,308
	01	2014	13.7876	13.6243	913,789
	01	2013	13.9807	13.7876	1,009,232
	01	2012	12.3679	13.9807	720,171
	01	2011	12.3338	12.3679	62,537
	01	2010	11.0889	12.3338	54,046
	01	2009	9.2741	11.0889	65,595
	01	2008	11.2055	9.2741	87,252
	01	2007	10.5185	11.2055	69,289

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2016	11.9451	13.2401	73,324
	02	2015	13.3721	11.9451	81,537
	02	2014	13.5600	13.3721	109,614
	02	2013	13.7780	13.5600	117,500
	02	2012	12.2135	13.7780	134,611
	02	2011	12.2046	12.2135	92,301
	02	2010	10.9951	12.2046	92,810
	02	2009	9.2144	10.9951	114,583
	02	2008	11.1561	9.2144	184,876
	02	2007	10.4937	11.1561	108,238

	03	2016	11.8836	13.1653	506
	03	2015	13.3101	11.8836	667
	03	2014	13.5039	13.3101	704
	03	2013	13.7279	13.5039	719
	03	2012	12.1754	13.7279	709
	03	2011	12.1726	12.1754	2,106
	03	2010	10.9719	12.1726	1,571
	03	2009	9.1996	10.9719	1,759
	03	2008	11.1439	9.1996	2,046
	03	2007	10.4875	11.1439	2,274

	04	2016	11.6998	12.9417	178,207
	04	2015	13.1242	11.6998	214,480
	04	2014	13.3358	13.1242	271,354
	04	2013	13.5778	13.3358	409,041
	04	2012	12.0608	13.5778	172,508
	04	2011	12.0766	12.0608	37,421
	04	2010	10.9020	12.0766	35,892
	04	2009	9.1550	10.9020	35,140
	04	2008	11.1069	9.1550	35,635
	04	2007	10.4688	11.1069	38,386

	05	2016	11.6391	12.8681	0
	05	2015	13.0629	11.6391	0
	05	2014	13.2802	13.0629	0
	05	2013	13.5282	13.2802	0
	05	2012	12.0229	13.5282	0
	05	2011	12.0447	12.0229	0
	05	2010	10.8788	12.0447	0
	05	2009	9.1402	10.8788	0
	05	2008	11.0946	9.1402	0
	05	2007	10.4626	11.0946	0

	06	2016	11.4590	12.6495	2,212
	06	2015	12.8805	11.4590	2,913
	06	2014	13.1149	12.8805	5,852
	06	2013	13.3803	13.1149	8,155
	06	2012	11.9098	13.3803	8,841
	06	2011	11.9497	11.9098	6,855
	06	2010	10.8095	11.9497	5,758
	06	2009	9.0959	10.8095	2,040
	06	2008	11.0578	9.0959	0
	06	2007	10.4440	11.0578	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2016	11.3996	12.5775	0
	07	2015	12.8202	11.3996	0
	07	2014	13.0602	12.8202	0
	07	2013	13.3313	13.0602	0
	07	2012	11.8723	13.3313	317
	07	2011	11.9181	11.8723	0
	07	2010	10.7864	11.9181	0
	07	2009	9.0811	10.7864	0
	07	2008	11.0456	9.0811	0
	07	2007	10.4378	11.0456	0

	08	2016	11.1645	12.2930	0
	08	2015	12.5817	11.1645	0
	08	2014	12.8435	12.5817	0
	08	2013	13.1369	12.8435	0
	08	2012	11.7233	13.1369	0
	08	2011	11.7926	11.7233	0
	08	2010	10.6947	11.7926	0
	08	2009	9.0224	10.6947	0
	08	2008	10.9967	9.0224	0
	08	2007	10.4130	10.9967	0

PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	01	2016	5.1937	5.8822	1,597,274
	01	2015	7.1082	5.1937	1,978,556
	01	2014	8.8600	7.1082	1,767,527
	01	2013	10.5613	8.8600	1,845,917
	01	2012	10.1900	10.5613	2,064,744
	01	2011	11.2077	10.1900	2,231,043
	01	2010	9.1513	11.2077	2,278,349
	01	2009	6.5744	9.1513	2,290,632
	01	2008	11.8935	6.5744	1,877,788
	01	2007	9.8134	11.8935	286,632

	02	2016	5.0872	5.7498	677,522
	02	2015	6.9766	5.0872	814,543
	02	2014	8.7138	6.9766	690,939
	02	2013	10.4081	8.7138	702,588
	02	2012	10.0628	10.4081	717,959
	02	2011	11.0903	10.0628	874,469
	02	2010	9.0738	11.0903	872,880
	02	2009	6.5320	9.0738	1,063,886
	02	2008	11.8411	6.5320	1,070,685
	02	2007	9.7902	11.8411	224,633

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2016	5.0610	5.7173	14,342
	03	2015	6.9442	5.0610	16,736
	03	2014	8.6777	6.9442	13,312
	03	2013	10.3703	8.6777	16,449
	03	2012	10.0314	10.3703	13,197
	03	2011	11.0612	10.0314	15,695
	03	2010	9.0546	11.0612	18,195
	03	2009	6.5215	9.0546	24,002
	03	2008	11.8281	6.5215	31,489
	03	2007	9.7845	11.8281	21,184

	04	2016	4.9826	5.6201	203,976
	04	2015	6.8472	4.9826	275,808
	04	2014	8.5696	6.8472	246,422
	04	2013	10.2568	8.5696	251,730
	04	2012	9.9370	10.2568	263,574
	04	2011	10.9739	9.9370	257,433
	04	2010	8.9969	10.9739	252,693
	04	2009	6.4899	8.9969	180,043
	04	2008	11.7888	6.4899	158,333
	04	2007	9.7670	11.7888	40,957

	05	2016	4.9568	5.5881	1,634
	05	2015	6.8152	4.9568	1,691
	05	2014	8.5339	6.8152	1,250
	05	2013	10.2193	8.5339	1,002
	05	2012	9.9057	10.2193	748
	05	2011	10.9449	9.9057	716
	05	2010	8.9777	10.9449	715
	05	2009	6.4794	8.9777	769
	05	2008	11.7758	6.4794	883
	05	2007	9.7612	11.7758	706

	06	2016	4.8801	5.4932	4,883
	06	2015	6.7200	4.8801	5,022
	06	2014	8.4276	6.7200	3,697
	06	2013	10.1075	8.4276	3,693
	06	2012	9.8124	10.1075	2,810
	06	2011	10.8585	9.8124	3,616
	06	2010	8.9205	10.8585	7,821
	06	2009	6.4479	8.9205	5,062
	06	2008	11.7367	6.4479	5,774
	06	2007	9.7439	11.7367	3,149

	07	2016	4.8547	5.4619	0
	07	2015	6.6886	4.8547	0
	07	2014	8.3925	6.6886	0
	07	2013	10.0705	8.3925	323
	07	2012	9.7816	10.0705	2,401
	07	2011	10.8298	9.7816	2,297
	07	2010	8.9015	10.8298	734
	07	2009	6.4375	8.9015	2,081
	07	2008	11.7237	6.4375	543
	07	2007	9.7381	11.7237	1,605

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2016	4.7546	5.3383	0
	08	2015	6.5640	4.7546	0
	08	2014	8.2532	6.5640	0
	08	2013	9.9237	8.2532	0
	08	2012	9.6587	9.9237	0
	08	2011	10.7158	9.6587	0
	08	2010	8.8257	10.7158	0
	08	2009	6.3958	8.8257	0
	08	2008	11.6718	6.3958	0
	08	2007	9.7149	11.6718	0

Putnam VT Absolute Return 500 Fund, Class IB	01	2016	10.5369	10.4354	481,045
	01	2015	10.7717	10.5369	573,803
	01	2014	10.5456	10.7717	547,289
	01	2013	10.3021	10.5456	601,915
	01	2012	10.0371	10.3021	112,406
	01	2011	10.0000	10.0371	1,094

	02	2016	10.4453	10.3237	20,959
	02	2015	10.6999	10.4453	18,214
	02	2014	10.4967	10.6999	13,106
	02	2013	10.2752	10.4967	10,307
	02	2012	10.0314	10.2752	7,915
	02	2011	10.0000	10.0314	0

	03	2016	10.4426	10.2961	0
	03	2015	10.6820	10.4426	0
	03	2014	10.4845	10.6820	0
	03	2013	10.2685	10.4845	0
	03	2012	10.0300	10.2685	0
	03	2011	10.0000	10.0300	0

	04	2016	10.3544	10.2130	47,347
	04	2015	10.6284	10.3544	54,381
	04	2014	10.4478	10.6284	47,501
	04	2013	10.2482	10.4478	102,331
	04	2012	10.0257	10.2482	13,750
	04	2011	10.0000	10.0257	11,825

	05	2016	10.3318	10.1855	4,972
	05	2015	10.6106	10.3318	5,311
	05	2014	10.4357	10.6106	5,665
	05	2013	10.2415	10.4357	7,470
	05	2012	10.0243	10.2415	0
	05	2011	10.0000	10.0243	0

	06	2016	10.2641	10.1033	0
	06	2015	10.5573	10.2641	0
	06	2014	10.3992	10.5573	0
	06	2013	10.2214	10.3992	0
	06	2012	10.0200	10.2214	0
	06	2011	10.0000	10.0200	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2016	10.2417	10.0760	0
	07	2015	10.5396	10.2417	0
	07	2014	10.3870	10.5396	0
	07	2013	10.2147	10.3870	0
	07	2012	10.0185	10.2147	0
	07	2011	10.0000	10.0185	0

	08	2016	10.1522	9.9676	0
	08	2015	10.4689	10.1522	0
	08	2014	10.3386	10.4689	0
	08	2013	10.1878	10.3386	0
	08	2012	10.0128	10.1878	0
	08	2011	10.0000	10.0128	0

Putnam VT Equity Income Fund, Class IB	01	2016	17.3023	19.3386	235,572
	01	2015	18.1447	17.3023	269,698
	01	2014	16.3758	18.1447	264,767
	01	2013	12.5743	16.3758	218,454
	01	2012	10.7174	12.5743	68,495
	01	2011	10.0000	10.7174	9,681

	02	2016	17.1520	19.1317	79,481
	02	2015	18.0238	17.1520	103,257
	02	2014	16.2998	18.0238	79,169
	02	2013	12.5415	16.2998	60,263
	02	2012	10.7113	12.5415	18,577
	02	2011	10.0000	10.7113	4,091

	03	2016	17.1148	19.0804	5,043
	03	2015	17.9937	17.1148	5,799
	03	2014	16.2809	17.9937	6,167
	03	2013	12.5333	16.2809	2,787
	03	2012	10.7098	12.5333	2,269
	03	2011	10.0000	10.7098	0

	04	2016	17.0028	18.9265	23,485
	04	2015	17.9034	17.0028	65,753
	04	2014	16.2241	17.9034	75,464
	04	2013	12.5087	16.2241	87,215
	04	2012	10.7052	12.5087	23,616
	04	2011	10.0000	10.7052	0

	05	2016	16.9656	18.8755	0
	05	2015	17.8734	16.9656	0
	05	2014	16.2051	17.8734	0
	05	2013	12.5004	16.2051	0
	05	2012	10.7037	12.5004	0
	05	2011	10.0000	10.7037	0

	06	2016	16.8545	18.7232	3,518
	06	2015	17.7836	16.8545	3,622
	06	2014	16.1485	17.7836	0
	06	2013	12.4759	16.1485	0
	06	2012	10.6991	12.4759	0
	06	2011	10.0000	10.6991	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2016	16.8177	18.6727	0
	07	2015	17.7538	16.8177	0
	07	2014	16.1296	17.7538	0
	07	2013	12.4677	16.1296	0
	07	2012	10.6975	12.4677	12,512
	07	2011	10.0000	10.6975	0

	08	2016	16.6708	18.4718	0
	08	2015	17.6348	16.6708	0
	08	2014	16.0544	17.6348	0
	08	2013	12.4349	16.0544	0
	08	2012	10.6914	12.4349	0
	08	2011	10.0000	10.6914	0

Templeton Developing Markets VIP Fund, Class 2	01	2016	10.4371	12.0553	723,905
	01	2015	13.1998	10.4371	910,530
	01	2014	14.6508	13.1998	846,611
	01	2013	15.0352	14.6508	890,061
	01	2012	13.5105	15.0352	885,701
	01	2011	16.3254	13.5105	1,087,506
	01	2010	14.1165	16.3254	1,201,521
	01	2009	8.3162	14.1165	1,376,076
	01	2008	17.8806	8.3162	2,002,953
	01	2007	14.1181	17.8806	1,372,538

	02	2016	10.2229	11.7840	562,175
	02	2015	12.9554	10.2229	672,592
	02	2014	14.4088	12.9554	625,002
	02	2013	14.8171	14.4088	632,811
	02	2012	13.3418	14.8171	609,655
	02	2011	16.1544	13.3418	709,308
	02	2010	13.9971	16.1544	763,707
	02	2009	8.2627	13.9971	855,940
	02	2008	17.8019	8.2627	1,238,670
	02	2007	14.0848	17.8019	802,925

	03	2016	10.1703	11.7174	8,026
	03	2015	12.8953	10.1703	10,869
	03	2014	14.3492	12.8953	10,429
	03	2013	14.7633	14.3492	10,297
	03	2012	13.3001	14.7633	12,388
	03	2011	16.1122	13.3001	13,280
	03	2010	13.9675	16.1122	21,427
	03	2009	8.2494	13.9675	24,605
	03	2008	17.7824	8.2494	33,103
	03	2007	14.0765	17.7824	25,497

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2016	10.0129	11.5183	74,947
	04	2015	12.7152	10.0129	98,724
	04	2014	14.1705	12.7152	96,692
	04	2013	14.6018	14.1705	98,937
	04	2012	13.1749	14.6018	104,268
	04	2011	15.9849	13.1749	119,835
	04	2010	13.8784	15.9849	122,523
	04	2009	8.2094	13.8784	144,216
	04	2008	17.7234	8.2094	202,213
	04	2007	14.0515	17.7234	138,946

	05	2016	9.9610	11.4527	800
	05	2015	12.6557	9.9610	831
	05	2014	14.1115	12.6557	711
	05	2013	14.5484	14.1115	629
	05	2012	13.1335	14.5484	535
	05	2011	15.9428	13.1335	2,463
	05	2010	13.8489	15.9428	2,415
	05	2009	8.1961	13.8489	2,439
	05	2008	17.7038	8.1961	2,580
	05	2007	14.0432	17.7038	2,401

	06	2016	9.8068	11.2582	1,756
	06	2015	12.4790	9.8068	1,771
	06	2014	13.9358	12.4790	1,625
	06	2013	14.3893	13.9358	1,690
	06	2012	13.0099	14.3893	1,528
	06	2011	15.8169	13.0099	1,784
	06	2010	13.7606	15.8169	1,829
	06	2009	8.1563	13.7606	5,546
	06	2008	17.6451	8.1563	5,357
	06	2007	14.0182	17.6451	9,512

	07	2016	9.7559	11.1941	0
	07	2015	12.4206	9.7559	0
	07	2014	13.8777	12.4206	0
	07	2013	14.3366	13.8777	662
	07	2012	12.9689	14.3366	561
	07	2011	15.7752	12.9689	559
	07	2010	13.7313	15.7752	500
	07	2009	8.1431	13.7313	525
	07	2008	17.6256	8.1431	1,394
	07	2007	14.0099	17.6256	2,712

	08	2016	9.5547	10.9408	0
	08	2015	12.1894	9.5547	0
	08	2014	13.6473	12.1894	0
	08	2013	14.1275	13.6473	0
	08	2012	12.8061	14.1275	0
	08	2011	15.6091	12.8061	0
	08	2010	13.6145	15.6091	0
	08	2009	8.0904	13.6145	0
	08	2008	17.5476	8.0904	0
	08	2007	13.9766	17.5476	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Templeton Foreign VIP Fund, Class 2	01	2016	17.9304	18.8999	1,271,708
	01	2015	19.4971	17.9304	1,505,063
	01	2014	22.3076	19.4971	1,595,344
	01	2013	18.4448	22.3076	1,617,128
	01	2012	15.8634	18.4448	1,900,093
	01	2011	18.0485	15.8634	2,368,338
	01	2010	16.9280	18.0485	2,941,252
	01	2009	12.5596	16.9280	3,688,827
	01	2008	21.4204	12.5596	4,877,844
	01	2007	18.8655	21.4204	4,946,921

	02	2016	17.4471	18.3530	1,228,275
	02	2015	19.0103	17.4471	1,469,170
	02	2014	21.7950	19.0103	1,671,887
	02	2013	18.0576	21.7950	1,711,522
	02	2012	15.5622	18.0576	2,035,882
	02	2011	17.7420	15.5622	2,501,516
	02	2010	16.6744	17.7420	2,868,694
	02	2009	12.3966	16.6744	3,293,738
	02	2008	21.1858	12.3966	4,133,237
	02	2007	18.6972	21.1858	4,142,796

	03	2016	17.3288	18.2193	69,678
	03	2015	18.8910	17.3288	89,161
	03	2014	21.6691	18.8910	93,193
	03	2013	17.9625	21.6691	89,950
	03	2012	15.4881	17.9625	94,814
	03	2011	17.6664	15.4881	114,011
	03	2010	16.6118	17.6664	152,277
	03	2009	12.3564	16.6118	175,948
	03	2008	21.1278	12.3564	231,373
	03	2007	18.6555	21.1278	238,288

	04	2016	16.9760	17.8210	476,214
	04	2015	18.5348	16.9760	537,711
	04	2014	21.2933	18.5348	598,215
	04	2013	17.6780	21.2933	690,169
	04	2012	15.2663	17.6780	815,856
	04	2011	17.4401	15.2663	987,984
	04	2010	16.4241	17.4401	1,165,724
	04	2009	12.2355	16.4241	1,369,831
	04	2008	20.9534	12.2355	1,879,885
	04	2007	18.5300	20.9534	2,299,604

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2016	16.8601	17.6903	13,775
	05	2015	18.4177	16.8601	17,647
	05	2014	21.1695	18.4177	20,755
	05	2013	17.5842	21.1695	18,428
	05	2012	15.1931	17.5842	20,550
	05	2011	17.3654	15.1931	26,006
	05	2010	16.3621	17.3654	28,325
	05	2009	12.1955	16.3621	29,655
	05	2008	20.8956	12.1955	40,143
	05	2007	18.4884	20.8956	42,340

	06	2016	16.5168	17.3036	45,882
	06	2015	18.0704	16.5168	49,268
	06	2014	20.8022	18.0704	59,113
	06	2013	17.3056	20.8022	76,712
	06	2012	14.9755	17.3056	113,809
	06	2011	17.1429	14.9755	131,978
	06	2010	16.1772	17.1429	174,592
	06	2009	12.0762	16.1772	198,267
	06	2008	20.7231	12.0762	247,859
	06	2007	18.3641	20.7231	269,464

	07	2016	16.7685	17.5584	4,410
	07	2015	18.3552	16.7685	5,414
	07	2014	21.1409	18.3552	5,773
	07	2013	17.5964	21.1409	29,221
	07	2012	15.2349	17.5964	54,872
	07	2011	17.4488	15.2349	81,640
	07	2010	16.4742	17.4488	91,796
	07	2009	12.3042	16.4742	110,787
	07	2008	21.1253	12.3042	164,714
	07	2007	18.7301	21.1253	216,098

	08	2016	16.3398	17.0744	378
	08	2015	17.9226	16.3398	428
	08	2014	20.6850	17.9226	451
	08	2013	17.2522	20.6850	1,524
	08	2012	14.9677	17.2522	4,250
	08	2011	17.1778	14.9677	4,971
	08	2010	16.2516	17.1778	5,655
	08	2009	12.1628	16.2516	7,833
	08	2008	20.9255	12.1628	11,486
	08	2007	18.5912	20.9255	12,133

Templeton Global Bond VIP Fund, Class 4	01	2016	10.3941	10.5159	89,444
	01	2015	11.0538	10.3941	111,251
	01	2014	11.0521	11.0538	207,465
	01	2013	11.0676	11.0521	155,207
	01	2012	9.7890	11.0676	110,519
	01	2011	10.0000	9.7890	1,024

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2016	10.3037	10.4033	33,491
	02	2015	10.9801	10.3037	46,753
	02	2014	11.0008	10.9801	48,087
	02	2013	11.0386	11.0008	34,607
	02	2012	9.7834	11.0386	13,910
	02	2011	10.0000	9.7834	1,205

	03	2016	10.2814	10.3755	3,661
	03	2015	10.9618	10.2814	5,712
	03	2014	10.9880	10.9618	5,691
	03	2013	11.0314	10.9880	3,051
	03	2012	9.7820	11.0314	1,301
	03	2011	10.0000	9.7820	0

	04	2016	10.2141	10.2918	24,102
	04	2015	10.9068	10.2141	23,574
	04	2014	10.9496	10.9068	23,589
	04	2013	11.0098	10.9496	11,679
	04	2012	9.7778	11.0098	41,780
	04	2011	10.0000	9.7778	0

	05	2016	10.1917	10.2640	0
	05	2015	10.8885	10.1917	0
	05	2014	10.9368	10.8885	0
	05	2013	11.0025	10.9368	0
	05	2012	9.7764	11.0025	0
	05	2011	10.0000	9.7764	0

	06	2016	10.1250	10.1812	1,279
	06	2015	10.8338	10.1250	1,280
	06	2014	10.8986	10.8338	1,812
	06	2013	10.9809	10.8986	1,813
	06	2012	9.7722	10.9809	1,814
	06	2011	10.0000	9.7722	0

	07	2016	10.1028	10.1537	0
	07	2015	10.8156	10.1028	0
	07	2014	10.8859	10.8156	0
	07	2013	10.9737	10.8859	0
	07	2012	9.7708	10.9737	0
	07	2011	10.0000	9.7708	0

	08	2016	10.0146	10.0444	0
	08	2015	10.7431	10.0146	0
	08	2014	10.8351	10.7431	0
	08	2013	10.9448	10.8351	0
	08	2012	9.7653	10.9448	0
	08	2011	10.0000	9.7653	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Templeton Growth VIP Fund, Class 2	01	2016	19.2893	20.7960	308,360
	01	2015	20.9734	19.2893	369,457
	01	2014	21.9431	20.9734	408,096
	01	2013	17.0547	21.9431	416,330
	01	2012	14.3245	17.0547	489,407
	01	2011	15.6565	14.3245	591,567
	01	2010	14.8230	15.6565	670,325
	01	2009	11.4960	14.8230	647,027
	01	2008	20.2677	11.4960	622,595
	01	2007	20.1370	20.2677	504,496

	02	2016	18.7753	20.2006	126,140
	02	2015	20.4562	18.7753	137,491
	02	2014	21.4457	20.4562	145,785
	02	2013	16.7020	21.4457	175,205
	02	2012	14.0570	16.7020	243,572
	02	2011	15.3954	14.0570	287,086
	02	2010	14.6055	15.3954	291,221
	02	2009	11.3504	14.6055	355,733
	02	2008	20.0521	11.3504	367,389
	02	2007	19.9636	20.0521	326,938

	03	2016	18.6493	20.0550	2,739
	03	2015	20.3294	18.6493	2,887
	03	2014	21.3235	20.3294	2,946
	03	2013	16.6152	21.3235	5,127
	03	2012	13.9911	16.6152	5,958
	03	2011	15.3311	13.9911	10,886
	03	2010	14.5518	15.3311	11,773
	03	2009	11.3144	14.5518	13,572
	03	2008	19.9987	11.3144	14,523
	03	2007	19.9206	19.9987	11,116

	04	2016	18.2740	19.6213	69,818
	04	2015	19.9508	18.2740	78,278
	04	2014	20.9585	19.9508	87,854
	04	2013	16.3559	20.9585	92,963
	04	2012	13.7940	16.3559	124,651
	04	2011	15.1382	13.7940	142,578
	04	2010	14.3908	15.1382	156,318
	04	2009	11.2064	14.3908	140,526
	04	2008	19.8383	11.2064	146,427
	04	2007	19.7913	19.8383	132,152

	05	2016	18.1506	19.4788	0
	05	2015	19.8262	18.1506	0
	05	2014	20.8383	19.8262	0
	05	2013	16.2704	20.8383	0
	05	2012	13.7289	16.2704	0
	05	2011	15.0745	13.7289	2,087
	05	2010	14.3375	15.0745	2,087
	05	2009	11.1706	14.3375	2,087
	05	2008	19.7851	11.1706	2,087
	05	2007	19.7484	19.7851	2,638

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2016	17.7853	19.0576	6,005
	06	2015	19.4570	17.7853	6,552
	06	2014	20.4817	19.4570	10,682
	06	2013	16.0165	20.4817	10,569
	06	2012	13.5355	16.0165	11,977
	06	2011	14.8849	13.5355	12,324
	06	2010	14.1789	14.8849	16,577
	06	2009	11.0640	14.1789	17,684
	06	2008	19.6265	11.0640	18,256
	06	2007	19.6203	19.6265	17,218

	07	2016	16.1792	17.3277	0
	07	2015	17.7090	16.1792	0
	07	2014	18.6512	17.7090	0
	07	2013	14.5925	18.6512	0
	07	2012	12.3384	14.5925	0
	07	2011	13.5754	12.3384	0
	07	2010	12.9381	13.5754	0
	07	2009	10.1009	12.9381	0
	07	2008	17.9273	10.1009	0
	07	2007	17.9308	17.9273	0

	08	2016	15.7656	16.8501	0
	08	2015	17.2916	15.7656	0
	08	2014	18.2489	17.2916	0
	08	2013	14.3070	18.2489	0
	08	2012	12.1219	14.3070	0
	08	2011	13.3645	12.1219	0
	08	2010	12.7632	13.3645	0
	08	2009	9.9848	12.7632	0
	08	2008	17.7578	9.9848	0
	08	2007	17.7979	17.7578	0

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio, Class II	01	2016	17.2332	16.6230	109,364
	01	2015	15.6493	17.2332	48,696
	01	2014	14.9986	15.6493	52,245
	01	2013	10.3234	14.9986	41,008
	01	2012	9.2040	10.3234	6,678
	01	2011	10.0000	9.2040	159

	02	2016	17.0835	16.4451	5,552
	02	2015	15.5450	17.0835	5,190
	02	2014	14.9290	15.5450	4,870
	02	2013	10.2964	14.9290	3,948
	02	2012	9.1987	10.2964	8,560
	02	2011	10.0000	9.1987	0

	03	2016	17.0464	16.4011	0
	03	2015	15.5191	17.0464	0
	03	2014	14.9117	15.5191	0
	03	2013	10.2897	14.9117	0
	03	2012	9.1974	10.2897	0
	03	2011	10.0000	9.1974	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2016	16.9348	16.2688	7,231
	04	2015	15.4411	16.9348	4,558
	04	2014	14.8595	15.4411	11,579
	04	2013	10.2694	14.8595	12,532
	04	2012	9.1935	10.2694	2,222
	04	2011	10.0000	9.1935	0

	05	2016	16.8978	16.2249	0
	05	2015	15.4153	16.8978	0
	05	2014	14.8422	15.4153	0
	05	2013	10.2627	14.8422	0
	05	2012	9.1922	10.2627	0
	05	2011	10.0000	9.1922	0

	06	2016	16.7871	16.0940	197
	06	2015	15.3378	16.7871	77
	06	2014	14.7903	15.3378	227
	06	2013	10.2425	14.7903	0
	06	2012	9.1882	10.2425	0
	06	2011	10.0000	9.1882	0

	07	2016	16.7505	16.0506	0
	07	2015	15.3121	16.7505	0
	07	2014	14.7731	15.3121	0
	07	2013	10.2357	14.7731	0
	07	2012	9.1869	10.2357	0
	07	2011	10.0000	9.1869	0

	08	2016	16.6042	15.8779	0
	08	2015	15.2095	16.6042	0
	08	2014	14.7042	15.2095	0
	08	2013	10.2088	14.7042	0
	08	2012	9.1816	10.2088	0
	08	2011	10.0000	9.1816	0

Wanger Select	01	2016	18.5631	20.6958	8,971
	01	2015	18.8277	18.5631	9,516
	01	2014	18.5605	18.8277	11,915
	01	2013	14.0228	18.5605	14,364
	01	2012	12.0375	14.0228	19,466
	01	2011	14.8679	12.0375	32,733
	01	2010	11.9440	14.8679	37,546
	01	2009	7.3076	11.9440	57,580
	01	2008	14.5887	7.3076	85,134
	01	2007	13.5609	14.5887	63,645

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2016	18.1596	20.2048	3,237
	02	2015	18.4560	18.1596	4,100
	02	2014	18.2312	18.4560	7,364
	02	2013	13.8021	18.2312	8,186
	02	2012	11.8723	13.8021	11,513
	02	2011	14.6937	11.8723	13,751
	02	2010	11.8281	14.6937	15,616
	02	2009	7.2515	11.8281	22,937
	02	2008	14.5063	7.2515	32,160
	02	2007	13.5120	14.5063	25,183

	03	2016	18.0605	20.0843	22
	03	2015	18.3646	18.0605	28
	03	2014	18.1502	18.3646	38
	03	2013	13.7477	18.1502	47
	03	2012	11.8315	13.7477	60
	03	2011	14.6507	11.8315	73
	03	2010	11.7995	14.6507	72
	03	2009	7.2376	11.7995	98
	03	2008	14.4859	7.2376	143
	03	2007	13.4999	14.4859	121

	04	2016	17.7642	19.7246	216
	04	2015	18.0910	17.7642	229
	04	2014	17.9072	18.0910	229
	04	2013	13.5844	17.9072	230
	04	2012	11.7090	13.5844	250
	04	2011	14.5213	11.7090	261
	04	2010	11.7132	14.5213	771
	04	2009	7.1957	11.7132	2,251
	04	2008	14.4243	7.1957	3,033
	04	2007	13.4632	14.4243	4,428

	05	2016	17.6666	19.6062	0
	05	2015	18.0008	17.6666	0
	05	2014	17.8270	18.0008	0
	05	2013	13.5305	17.8270	0
	05	2012	11.6685	13.5305	0
	05	2011	14.4784	11.6685	0
	05	2010	11.6846	14.4784	0
	05	2009	7.1818	11.6846	0
	05	2008	14.4038	7.1818	0
	05	2007	13.4510	14.4038	0

	06	2016	17.3768	19.2550	0
	06	2015	17.7327	17.3768	0
	06	2014	17.5884	17.7327	0
	06	2013	13.3699	17.5884	0
	06	2012	11.5478	13.3699	0
	06	2011	14.3506	11.5478	0
	06	2010	11.5992	14.3506	254
	06	2009	7.1402	11.5992	311
	06	2008	14.3426	7.1402	410
	06	2007	13.4145	14.3426	326

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2016	17.2812	19.1393	0
	07	2015	17.6441	17.2812	0
	07	2014	17.5096	17.6441	0
	07	2013	13.3168	17.5096	0
	07	2012	11.5078	13.3168	0
	07	2011	14.3082	11.5078	0
	07	2010	11.5708	14.3082	0
	07	2009	7.1264	11.5708	0
	07	2008	14.3222	7.1264	0
	07	2007	13.4023	14.3222	0

	08	2016	16.9036	18.6828	0
	08	2015	17.2940	16.9036	0
	08	2014	17.1973	17.2940	0
	08	2013	13.1060	17.1973	0
	08	2012	11.3491	13.1060	0
	08	2011	14.1397	11.3491	0
	08	2010	11.4580	14.1397	0
	08	2009	7.0714	11.4580	0
	08	2008	14.2409	7.0714	0
	08	2007	13.3537	14.2409	0

Wanger USA	01	2016	18.1909	20.3397	1,701
	01	2015	18.6095	18.1909	1,748
	01	2014	18.0578	18.6095	1,774
	01	2013	13.7271	18.0578	1,764
	01	2012	11.6306	13.7271	1,883
	01	2011	12.2533	11.6306	1,933
	01	2010	10.1001	12.2533	1,894
	01	2009	7.2204	10.1001	2,206
	01	2008	12.1732	7.2204	2,319
	01	2007	11.7456	12.1732	2,800

	02	2016	17.7956	19.8572	270
	02	2015	18.2422	17.7956	270
	02	2014	17.7374	18.2422	270
	02	2013	13.5111	17.7374	270
	02	2012	11.4710	13.5111	270
	02	2011	12.1098	11.4710	270
	02	2010	10.0021	12.1098	0
	02	2009	7.1650	10.0021	0
	02	2008	12.1044	7.1650	0
	02	2007	11.7032	12.1044	0

	03	2016	17.6984	19.7388	0
	03	2015	18.1518	17.6984	0
	03	2014	17.6585	18.1518	0
	03	2013	13.4578	17.6585	0
	03	2012	11.4315	13.4578	0
	03	2011	12.0743	11.4315	0
	03	2010	9.9778	12.0743	0
	03	2009	7.1512	9.9778	0
	03	2008	12.0874	7.1512	0
	03	2007	11.6927	12.0874	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2016	17.4081	19.3853	321
	04	2015	17.8815	17.4081	2,211
	04	2014	17.4222	17.8815	2,302
	04	2013	13.2981	17.4222	2,543
	04	2012	11.3133	13.2981	2,666
	04	2011	11.9677	11.3133	2,759
	04	2010	9.9049	11.9677	2,801
	04	2009	7.1098	9.9049	3,002
	04	2008	12.0359	7.1098	3,249
	04	2007	11.6609	12.0359	2,428

	05	2016	17.3124	19.2689	0
	05	2015	17.7923	17.3124	0
	05	2014	17.3441	17.7923	0
	05	2013	13.2452	17.3441	0
	05	2012	11.2741	13.2452	0
	05	2011	11.9323	11.2741	0
	05	2010	9.8807	11.9323	0
	05	2009	7.0961	9.8807	0
	05	2008	12.0189	7.0961	0
	05	2007	11.6503	12.0189	0

	06	2016	17.0285	18.9238	0
	06	2015	17.5273	17.0285	0
	06	2014	17.1120	17.5273	0
	06	2013	13.0880	17.1120	0
	06	2012	11.1575	13.0880	0
	06	2011	11.8270	11.1575	0
	06	2010	9.8085	11.8270	0
	06	2009	7.0550	9.8085	0
	06	2008	11.9677	7.0550	0
	06	2007	11.6187	11.9677	0

	07	2016	16.9349	18.8102	0
	07	2015	17.4398	16.9349	0
	07	2014	17.0354	17.4398	0
	07	2013	13.0361	17.0354	0
	07	2012	11.1189	13.0361	0
	07	2011	11.7921	11.1189	0
	07	2010	9.7845	11.7921	0
	07	2009	7.0414	9.7845	0
	07	2008	11.9507	7.0414	0
	07	2007	11.6081	11.9507	0

	08	2016	16.5648	18.3615	0
	08	2015	17.0937	16.5648	0
	08	2014	16.7316	17.0937	0
	08	2013	12.8298	16.7316	0
	08	2012	10.9655	12.8298	0
	08	2011	11.6532	10.9655	0
	08	2010	9.6891	11.6532	0
	08	2009	6.9870	9.6891	0
	08	2008	11.8829	6.9870	0
	08	2007	11.5660	11.8829	0

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2017 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Delaware Life Insurance Company. To receive a copy, return this request form to the address shown below or telephone (877) 253-2323.

To:	Delaware Life Insurance Company
P.O. Box 758581
Topeka, KS 66675-8581

Please send me a Statement of Additional Information for
Masters Flex
Delaware Life Variable Account F.

Name:

Address:

City:	State:	Zip Code:

Telephone:

PART B

MAY 1, 2017

MASTERS FLEX

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

DELAWARE LIFE VARIABLE ACCOUNT F

Delaware Life Insurance Company	2
Advertising and Sales Literature	2
Tax Deferred Accumulation	4
Calculations	4
Example of Net Investment Factor Calculation	4
Example of Variable Accumulation Unit Value Calculation	5
Annuity Provisions	5
Determination of Annuity Payments	5
Annuity Unit Value	6
Example of Variable Annuity Unit Calculation	6
Example of Variable Annuity Payment Calculation	6
Distribution of the Contract	7
Custodian	7
Experts	7
Financial Statements	8

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of Masters Flex (the “Contract”) issued by Delaware Life Insurance Company (the “Company” or “Delaware Life”) in connection with Delaware Life Variable Account F (the “Variable Account”) which is not included in the corresponding Prospectus dated May 1, 2017. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581, or by telephoning (877) 253-2323.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

DELAWARE LIFE INSURANCE COMPANY

Delaware Life Holdings, LLC is the Company’s corporate parent. Delaware Life Holdings, LLC is ultimately controlled by Mark R. Walter. Mr. Walter ultimately controls the Company through the following intervening companies: Delaware Life Holdings,, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, Delaware Life Equity Investors, LLC, DLICM, LLC, and DLICT, LLC. The nature of the business of Mr. Walter and these intervening companies is investing in companies engaged in the business of life insurance and annuities.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. Best’s Rating System is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company’s relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Standard & Poor’s insurance claims-paying ability rating is an opinion of an operating insurance company’s financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

Moody’s Investors Services, Inc.’s insurance claims-paying rating is a system of rating an insurance company’s financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Standard & Poor’s Index - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor’s 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor’s Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

Dow Jones Industrial Average (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

2

Morningstar, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and “style box” matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

Systematic Withdrawal Program. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. You should consult a qualified tax professional.

The Company’s and the Funds’ Customers. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

The Company’s Assets, Size. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor’s and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria.

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart. The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS
Non-Tax-Deferred Account	$16,856	$28,413	$47,893
Tax-Deferred Account	$21,589	$46,610	$100,627
Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$70,720

This illustration is hypothetical and does not represent the projected performance of the contract or any of its investment options. The illustration does not reflect the deduction of any charges or fees related to portfolio management, mortality and expense, or account administration. Taxes on earnings within an annuity are due upon withdrawal. Withdrawals may also be subject to surrender charges and, if made prior to age 59 1⁄2, a 10% federal penalty tax.

3

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract’s accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account’s investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

•	The assumed rate of earnings will be realistic.

•	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.

•	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.

•	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59 1⁄2 at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

Example of Net Investment Factor Calculation

We determine the net investment factor using the following formula:

Investment Factor	=	(	a + b	)	- d
c

where:

(a)	is the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period;

(b)	is the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period;

(c)	is the net asset value per share of the Fund share at the end of the previous Valuation Period;

(d)	is a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period.

4

Assume the following facts about a particular Variable Account at the end of the current Valuation Period:

(a)	the net asset value of a fund equals $ 18.38;

(b)	the per share amount of any dividend or capital gains distributions equal $0;

(c)	the net asset value per share of the Fund share at the end of the previous Valuation Period equals $18.32; and

(d)	the factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period equals 0.00004837.

The net investment factor is, therefore, determined as follows:

(18.38 + 0.00) - (.00004837)	=	1.00322674
18.32

Example of Variable Accumulation Unit Value Calculation

We calculate the Variable Accumulation Unit Value for any Valuation Period as follows: we multiply the Variable Accumulation Unit Value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

Assume the Variable Accumulation Unit value for the immediately preceding Valuation Period had been 14.5645672. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00321276 as shown in the calculation above. The value for the current Valuation Period would be, therefore, determined as follows:

(14.5645672 x 1.00321276)	=	14.6113597

ANNUITY PROVISIONS

Determination of Annuity Payments

On the Annuity Commencement Date, the Contract’s Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 3% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

5

Annuity Unit Value

The Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined using the following formula:

Annuity Unit Value	=	(A x B) x C

where:

A	equals the Annuity Unit value for the immediately preceding Valuation Period

B	equals the Net Investment Factor for the current Valuation Period

C	equals a factor to neutralize the assumed interest rate of 3% per year used to establish the annuity payment rates found in the Contract. (This factor is 0.99991902 for a one day Valuation Period.)

Example of Variable Annuity Unit Calculation

Assume the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00322953 as shown in the calculation above. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be determined as follows:

(12.3456789 x 1.00322953) x 0.99991902	=	12.3845466

Example of Variable Annuity Payment Calculation

The first Variable Annuity payment is determined by multiplying the Variable Accumulation Unit value for the Valuation Period (as described under “Example of Variable Accumulation Unit Calculation”) by the annuity payment rate for the age and annuity option elected.

Assume the following facts:

•	the Account value being annuitized is made up of a particular Variable Account with 8,765.4321 Variable Accumulation Units;

•	at the end of the Valuation Period immediately preceding the Annuity Commencement Date, the Variable Accumulation Unit value and the Annuity Unit value for that Variable Account are 14.5645672 and 12.3456789, respectively;

•	the annuity payment rate for the age and option elected is $6.78 per $1,000; and

•	on the day prior to the second variable annuity payment date, the Annuity Unit value is 12.3724831.

The first Variable Annuity payment would be determined as follows:

(8,765.4321 x 14.5645672) x 6.78	=	$865.57
1,000

This first Variable Annuity payment of $865.57 represents 70.1112 Variable Annuity Units, which are calculated by dividing the first Variable Annuity Payment by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the Annuity Commencement Date. In this case, $865.57 divided by 12.3456789.

Subsequent Variable Annuity payments are determined by multiplying the number of Variable Annuity Units (calculated for the first Variable Annuity payment) by the Variable Annuity Unit value at the end of the Valuation

6

Period immediately preceding the annuity payment date. Thus, the second Variable Annuity payment would be determined as follows:

70.1112 x 12.3845467	=	$868.29

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. (“Clarendon”). Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Delaware Life Insurance Company of New York, and variable life insurance contracts issued by the Company.

In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time.

Commissions will not be paid to selling agents with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2014, 2015, and 2016, were approximately $91,329,750, $83,577,578, and $76,221,651 respectively.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

EXPERTS

The statutory-basis financial statements of Delaware Life Insurance Company as of December 31, 2016 and 2015 and for the three years ended December 31, 2016 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Delaware Department of Insurance), included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The audited financial statements of Delaware Life Variable Account F as of December 31, 2016 and for the year then ended, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

7

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Delaware Life Insurance Company are included herein. The consolidated financial statements of Delaware Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Contracts and Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

8

Delaware Life

Variable Account F – Regatta

Financial Statements as of and for the Year Ended December 31, 2016 and

Report of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Holders of Delaware Life Variable Account F—Regatta:

In our opinion, for each of the sub-accounts of Delaware Life Variable Account F—Regatta indicated in the table below, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts of Delaware Life Variable Account F—Regatta as of the date indicated in the table, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Delaware Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinions.

AB VPS Balanced Wealth Strategy Portfolio (Class B) (1)	MFS VIT II Corporate Bond Portfolio S Class (1)
AB VPS Dynamic Asset Allocation Portfolio (Class B) (1)	MFS VIT II Core Equity Portfolio I Class (1)
AB VPS International Growth Portfolio (Class B) (1)	MFS VIT II Core Equity Portfolio S Class (1)
AB VPS International Value Portfolio (Class B) (1)	MFS VIT II Emerging Markets Equity Portfolio I Class (1)
AB VPS Small/Mid Cap Value Portfolio (Class B) (1)	MFS VIT II Emerging Markets Equity Portfolio S Class (1)
BlackRock Global Allocation V.I. Fund (Class III) (1)	MFS VIT II Global Governments Portfolio I Class (1)
Columbia Variable Portfolio—International Opportunities Fund Class 2 (2)	MFS VIT II Global Governments Portfolio S Class (1)
Columbia Variable Portfolio—Large Cap Growth Fund II Class 1 (2)	MFS VIT II Global Growth Portfolio I Class (1)
Columbia Variable Portfolio—Large Cap Growth Fund II Class 2 (2)	MFS VIT II Global Growth Portfolio S Class (1)
Columbia Variable Portfolio—Loomis Sayles Growth Fund II Class 2 (2)	MFS VIT II Global Research Portfolio I Class (1)
Columbia Variable Portfolio—Small Cap Value Fund Class 2 (1)	MFS VIT II Global Research Portfolio S Class (1)
Columbia Variable Portfolio—Large Cap Growth Fund Class 1 (4)	MFS VIT II Global Tactical Allocation Portfolio I Class (1)
Columbia Variable Portfolio—Large Cap Growth Fund Class 2 (4)	MFS VIT II Global Tactical Allocation Portfolio S Class (1)
Columbia Variable Portfolio—Loomis Sayles Growth Fund Class 1 (4)	MFS VIT II Government Securities Portfolio I Class (1)
Columbia Variable Portfolio—Loomis Sayles Growth Fund Class 2 (1)	MFS VIT II Government Securities Portfolio S Class (1)
Columbia Variable Portfolio—Select International Equity Fund Class 2 (4)	MFS VIT II High Yield Portfolio I Class (1)
Fidelity VIP Balanced Portfolio (Service Class 2) (1)	MFS VIT II High Yield Portfolio Service Class (1)
Fidelity VIP Contrafund Portfolio (Service Class 2) (1)	MFS VIT II International Growth Portfolio I Class (1)
Fidelity VIP Freedom 2010 Portfolio (Service Class 2) (1)	MFS VIT II International Growth Portfolio S Class (1)
Fidelity VIP Freedom 2015 Portfolio (Service Class 2) (1)	MFS VIT II International Value Portfolio I Class (1)
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) (1)	MFS VIT II International Value Portfolio S Class (1)
Fidelity VIP Mid Cap Portfolio (Service Class 2) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class (1)

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02210
T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us

First Eagle Overseas Variable Fund (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class (1)
Franklin Templeton Developing Markets VIP Fund Class 2 (1)	MFS U.S. Government Money Market Portfolio Initial Class (4)
Franklin Templeton Foreign VIP Fund Class 2 (1)	MFS VIT II Money Market Portfolio Service Class (1)
Franklin Templeton Founding Funds Allocation VIP Fund Class 2 (1)	MFS VIT II Research International Portfolio I Class (1)
Franklin Templeton Global Bond VIP Fund Class 4 (1)	MFS VIT II Research International Portfolio S Class (1)
Franklin Templeton Growth VIP Fund Class 2 (1)	MFS VIT II Strategic Income Portfolio I Class (1)
Franklin Templeton Income VIP Fund Class 2 (1)	MFS VIT II Strategic Income Portfolio S Class (1)
Franklin Templeton Income VIP Fund Class 4 (1)	MFS VIT II Technology Portfolio I Class (1)
Franklin Templeton Mutual Shares VIP Fund Class 2 (1)	MFS VIT II Technology Portfolio S Class (1)
Franklin Templeton Mutual Shares VIP Fund Class 4 (1)	MFS VIT III Blended Research Small Cap Portfolio Service Class (1)
Franklin Templeton Small Cap Value VIP Fund Class 2 (1)	MFS VIT III Conservative Allocation Portfolio Service Class (1)
Franklin Templeton Small Cap Value VIP Fund Class 4 (1)	MFS VIT III Global Real Estate Portfolio Initial Class (1)
Franklin Templeton Strategic Income VIP Fund Class 2 (1)	MFS VIT III Global Real Estate Portfolio Service Class (1)
Franklin Templeton Strategic Income VIP Fund Class 4 (1)	MFS VIT III Growth Allocation Portfolio Service Class (1)
Catalyst Dividend Capture VA Fund Sub-Account (1)	MFS VIT III Inflation Adjusted Bond Portfolio Service Class (1)
Huntington VA International Equity (3)	MFS VIT III Limited Maturity Portfolio Initial Class (1)
Catalyst Insider Buying VA Fund (1)	MFS VIT III Limited Maturity Portfolio Service Class (1)
Invesco V.I. American Value Fund Series II (1)	MFS VIT III Mid Cap Value Portfolio Initial Class (1)
Invesco V.I. Comstock Fund Series II (1)	MFS VIT III Mid Cap Value Portfolio Service Class (1)
Invesco V.I. Equity and Income Fund Series II (1)	MFS VIT III Moderate Allocation Portfolio Service Class (1)
Invesco V.I. International Growth Fund II (1)	MFS VIT III New Discovery Value Portfolio Service Class (1)
JPMorgan Insurance Trust Core Bond Portfolio (Class 2) (1)	Morgan Stanley UIF Growth Portfolio Class II (1)
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) (1)	Morgan Stanley UIF Mid Cap Growth Portfolio Class II (1)
Lazard Retirement Emerging Markets Equity Portfolio Service Class (1)	Oppenheimer Capital Appreciation Fund/VA (Service Shares) (1)
Lord Abbett Series Fund—Growth Opportunities Portfolio VC (1)	Oppenheimer Conservative Balanced Fund/VA (Service Shares) (1)
Lord Abbett Series Fund- Fundamental Equity Portfolio VC (1)	Oppenheimer Global Fund/VA (Service Shares) (1)
MFS VIT Total Return Series Initial Class (1)	Oppenheimer Main Street Fund/VA (Service Shares) (1)
MFS VIT Total Return Series Service Class (1)	Oppenheimer Main Street Small Cap Fund/VA (Service Shares) (1)
MFS VIT I Growth Series Initial Class (1)	PIMCO StocksPLUS Global Portfolio Advisor Class (1)
MFS VIT I Growth Series Service Class (1)	PIMCO VIT All Asset Portfolio Admin Class (1)
MFS VIT I Mid Cap Growth Series Initial Class (1)	PIMCO VIT All Asset Portfolio Advisor Class (1)
MFS VIT I Mid Cap Growth Series Service Class (1)	PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class (1)
MFS VIT I New Discovery Series Initial Class (1)	PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class (1)
MFS VIT I New Discovery Series Service Class (1)	PIMCO VIT Emerging Markets Bond Portfolio Admin Class (1)
MFS VIT I Total Return Bond Series Service Class (1)	PIMCO VIT Emerging Markets Bond Portfolio Advisor Clas (1)
MFS VIT I Research Series Service Class (1)	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Advisor Class (1)
MFS VIT I Utilities Series Initial Class (1)	PIMCO VIT Real Return Portfolio Admin Class (1)
MFS VIT I Utilities Series Service Class (1)	PIMCO VIT Total Return Portfolio Admin Class (1)
MFS VIT I Value Series Initial Class (1)	Putnam VT Absolute Return 500 Fund Class IB (1)

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02210
T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us

MFS VIT I Value Series Service Class (1)	Putnam VT Equity Income Fund Class IB (1)
MFS VIT II Blended Research Core Equity Portfolio I Class (1)	Wanger Select Fund (1)
MFS VIT II Blended Research Core Equity Portfolio S Class (1)	Wanger USA (1)
MFS VIT II Corporate Bond Portfolio I Class (1)	Wells Fargo VT Total Return Bond Fund Class 2 (2)

(1)	Statement of net assets as of December 31, 2016, statement of operations for the year ended December 31, 2016, and statement of changes in net assets for the years ended December 31, 2016 and 2015
(2)	Statement of operations for the period ended April 28, 2016, and statement of changes in net assets for the period ended April 28, 2016 and December 31, 2015
(3)	Statement of changes in net assets for the years ended December 31, 2016 and 2015
(4)	Statement of net assets as of December 31, 2016, Statement of operations from April 29, 2016 (commencement of operations) through December 31, 2016, and statement of changes in net assets from April 29, 2016 through December 31, 2016.

/s/ PricewaterhouseCoopers LLP

April 28, 2017

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02210
T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

		Assets				Liabilities
	Shares	Cost	Investments at fair value	Receivable from Sponsor	Total assets	Payable to Sponsor	Net Assets
AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1)	4,931,665	$58,291,794	$51,387,951	$—	$51,387,951	$—	$51,387,951
AB VPS Dynamic Asset Allocation Portfolio Class B Sub-Account (AO5)	8,286,232	92,742,338	95,788,842	—	95,788,842	—	95,788,842
AB VPS International Growth Portfolio (Class B) Sub-Account (AM2)	319,850	5,517,557	5,466,235	—	5,466,235	—	5,466,235
AB VPS International Value Portfolio (Class B) Sub-Account (A98)	2,754,402	34,579,429	36,247,936	—	36,247,936	—	36,247,936
AB VPS Small/Mid Cap Value Portfolio (Class B) Sub-Account (A74)	525,099	10,373,210	10,565,000	—	10,565,000	2,371	10,562,629
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18)	39,147,486	551,869,282	523,401,890	78,937	523,480,827	—	523,480,827
Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account (C71)	2,602	46,610	49,461	—	49,461	—	49,461
Columbia Variable Portfolio - Large Cap Growth Fund Class 1 Sub-Account (C59)	37,718	482,469	493,355	—	493,355	—	493,355
Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-Account (C60)	5,291,741	64,563,230	68,051,787	—	68,051,787	1,131	68,050,656
Columbia Variable Portfolio - Loomis Sayles Growth Fund Class 1 Sub-Account (C89)	3,410	74,364	74,841	—	74,841	—	74,841
Columbia Variable Portfolio - Loomis Sayles Growth Fund Class 2 Sub-Account (C90)	974,446	20,040,885	21,048,041	7,007	21,055,048	—	21,055,048
Columbia Variable Portfolio - Select International Equity Fund Class 2 Sub-Account (C58)	476,954	6,141,877	5,971,463	—	5,971,463	—	5,971,463
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7)	6,263,751	101,323,340	102,788,152	—	102,788,152	—	102,788,152
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	5,599,842	152,581,297	181,714,884	67,373	181,782,257	—	181,782,257
Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account (F88)	245,225	2,919,510	3,001,549	—	3,001,549	—	3,001,549
Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account (FB9)	1,230,648	14,143,071	15,173,885	—	15,173,885	—	15,173,885
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F15)	2,032,499	22,333,943	25,385,912	—	25,385,912	—	25,385,912
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41)	3,213,019	101,966,889	106,126,022	52	106,126,074	—	106,126,074
First Eagle Overseas Variable Fund Sub-Account (FE3)	12,319,722	335,610,749	313,290,532	—	313,290,532	158	313,290,374
Franklin Templeton Developing Markets VIP Fund Class 2 Sub-Account (T21)	3,621,658	30,207,081	26,655,406	—	26,655,406	583	26,654,823
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20)	7,766,937	106,103,348	105,708,012	5,492	105,713,504	—	105,713,504
Franklin Templeton Founding Funds Allocation VIP Fund Class 2 Sub-Account (FE6)	4,754,741	33,083,901	33,663,567	—	33,663,567	—	33,663,567
Franklin Templeton Global Bond VIP Fund Class 4 Sub-Account (T59)	334,310	5,935,107	5,559,572	—	5,559,572	—	5,559,572
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56)	1,555,962	19,467,359	21,316,677	337	21,317,014	—	21,317,014
Franklin Templeton Income VIP Fund Class 2 Sub-Account (F59)	5,523,877	83,897,667	84,957,229	—	84,957,229	1,640	84,955,589
Franklin Templeton Income VIP Fund Class 4 Sub-Account (FF0)	150,682	2,361,726	2,367,221	—	2,367,221	—	2,367,221
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54)	8,385,121	141,451,064	168,373,235	—	168,373,235	403	168,372,832
Franklin Templeton Mutual Shares VIP Fund Class 4 Sub-Account (FG8)	14,737	306,868	298,131	—	298,131	—	298,131
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53)	1,754,869	34,770,324	33,974,255	—	33,974,255	—	33,974,255
Franklin Templeton Small Cap Value VIP Fund Class 4 Sub-Account (FJ9)	44,454	830,981	877,516	—	877,516	—	877,516
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28)	1,807,334	21,358,325	19,230,035	—	19,230,035	—	19,230,035
Franklin Templeton Strategic Income VIP Fund Class 4 Sub-Account (FJ0)	30,202	359,681	329,206	—	329,206	—	329,206
Catalyst Dividend Capture VA Fund Sub-Account (H24)	123,173	1,528,125	1,527,346	—	1,527,346	—	1,527,346
Catalyst Insider Buying VA Fund Sub-Account (H32)	133,040	2,335,895	1,796,035	—	1,796,035	—	1,796,035
Invesco V.I. American Value Fund Series II Sub-Account (V35)	545,557	9,560,481	9,219,910	—	9,219,910	—	9,219,910
Invesco V.I. Comstock Fund Series II Sub-Account (V13)	1,741,012	30,393,423	32,417,640	—	32,417,640	—	32,417,640
Invesco V.I. Equity and Income Fund Series II Sub-Account (V11)	5,977,898	105,365,950	105,689,244	—	105,689,244	—	105,689,244
Invesco V.I. International Growth Fund II Sub-Account (AC1)	80,551	2,784,878	2,613,067	—	2,613,067	—	2,613,067
JPMorgan Insurance Trust Core Bond Portfolio (Class 2) Sub-Account (J88)	4,271,257	46,960,345	45,830,587	—	45,830,587	—	45,830,587
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) Sub-Account (J94)	438,580	11,033,992	11,727,631	—	11,727,631	—	11,727,631
Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub-Account (L11)	2,070,208	40,571,440	38,857,807	—	38,857,807	100	38,857,707

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

		Assets				Liabilities
	Shares	Cost	Investments at fair value	Receivable from Sponsor	Total assets	Payable to Sponsor	Net Assets
Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub-Account (L18)	2,213,284	$30,389,935	$26,470,878	$—	$26,470,878	$10	$26,470,868
Lord Abbett Series Fund- Fundamental Equity Portfolio VC Sub-Account (L17)	2,173,951	41,891,276	39,783,305	—	39,783,305	281	39,783,024
MFS VIT Total Return Series Initial Class Sub-Account (M07)	15,640,047	349,686,446	362,536,281	—	362,536,281	192,737	362,343,544
MFS VIT Total Return Series Service Class Sub-Account (M35)	16,998,169	375,367,827	387,728,240	14,809	387,743,049	—	387,743,049
MFS VIT I Growth Series Initial Class Sub-Account (M31)	3,188,423	99,567,597	123,583,283	45,887	123,629,170	—	123,629,170
MFS VIT I Growth Series Service Class Sub-Account (M80)	565,369	20,306,875	21,240,924	—	21,240,924	528	21,240,396
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	2,606,178	19,776,343	20,745,178	1,638	20,746,816	—	20,746,816
MFS VIT I Mid Cap Growth Series Service Class Sub-Account (M41)	3,858,931	28,729,824	29,173,522	—	29,173,522	854	29,172,668
MFS VIT I New Discovery Series Initial Class Sub-Account (M05)	2,950,098	54,231,968	47,732,584	3,225	47,735,809	—	47,735,809
MFS VIT I New Discovery Series Service Class Sub-Account (M42)	3,010,183	49,430,588	45,182,846	920	45,183,766	—	45,183,766
MFS VIT I Total Return Bond Series Service Class Sub-Account (M89)	45,008,959	594,980,172	579,265,306	72,474	579,337,780	—	579,337,780
MFS VIT I Research Series Service Class Sub-Account (M82)	5,875,168	136,906,310	151,168,076	—	151,168,076	267	151,167,809
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	4,155,561	138,555,603	111,410,588	108,436	111,519,024	—	111,519,024
MFS VIT I Utilities Series Service Class Sub-Account (M40)	2,561,499	79,305,756	67,546,731	—	67,546,731	—	67,546,731
MFS VIT I Value Series Initial Class Sub-Account (M83)	14,412,064	247,868,497	272,388,012	90,574	272,478,586	—	272,478,586
MFS VIT I Value Series Service Class Sub-Account (M08)	7,403,072	140,214,941	137,623,109	1,701	137,624,810	—	137,624,810
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6)	5,884,958	198,818,596	274,356,725	57,468	274,414,193	—	274,414,193
MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MB7)	1,646,331	55,792,606	76,159,266	12,656	76,171,922	—	76,171,922
MFS VIT II Corporate Bond Portfolio I Class Sub-Account (MC0)	5,177,705	60,930,213	58,818,728	—	58,818,728	11,139	58,807,589
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0)	13,316,068	155,072,028	149,406,279	—	149,406,279	598	149,405,681
MFS VIT II Core Equity Portfolio I Class Sub-Account (MC2)	4,501,232	75,050,195	97,541,689	76,300	97,617,989	—	97,617,989
MFS VIT II Core Equity Portfolio S Class Sub-Account (MC1)	1,750,170	34,882,181	37,576,157	6,531	37,582,688	—	37,582,688
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (MC3)	1,337,279	19,922,738	16,849,715	16,884	16,866,599	—	16,866,599
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1)	1,507,806	20,474,392	18,711,873	—	18,711,873	280	18,711,593
MFS VIT II Global Governments Portfolio I Class Sub-Account (MC4)	1,139,394	12,306,835	11,245,821	3,234	11,249,055	—	11,249,055
MFS VIT II Global Governments Portfolio S Class Sub-Account (MC5)	161,879	1,690,886	1,568,608	—	1,568,608	269	1,568,339
MFS VIT II Global Growth Portfolio I Class Sub-Account (MC6)	2,070,781	31,628,980	43,486,393	19,909	43,506,302	—	43,506,302
MFS VIT II Global Growth Portfolio S Class Sub-Account (MC7)	111,044	2,039,279	2,325,270	—	2,325,270	—	2,325,270
MFS VIT II Global Research Portfolio I Class Sub-Account (MC8)	3,380,204	57,269,686	86,837,442	74,399	86,911,841	—	86,911,841
MFS VIT II Global Research Portfolio S Class Sub-Account (MC9)	253,617	4,988,709	6,490,047	—	6,490,047	—	6,490,047
MFS VIT II Global Tactical Allocation Portfolio I Class Sub-Account (MD0)	3,419,327	49,254,686	51,426,685	—	51,426,685	17,428	51,409,257
MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account (M92)	46,397,235	673,064,903	686,215,107	—	686,215,107	1,641	686,213,466
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	7,405,138	97,924,479	92,638,271	47,066	92,685,337	—	92,685,337
MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2)	17,278,491	225,683,567	214,598,860	3,982	214,602,842	—	214,602,842
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	10,299,525	60,441,426	59,531,256	10,563	59,541,819	—	59,541,819
MFS VIT II High Yield Portfolio Service Class Sub-Account (MA3)	9,223,433	54,191,488	52,758,038	—	52,758,038	2,205	52,755,833
MFS VIT II International Growth Portfolio I Class Sub-Account (M97)	2,998,002	36,615,325	36,365,759	—	36,365,759	601	36,365,158
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	1,411,067	17,832,889	16,975,140	—	16,975,140	575	16,974,565
MFS VIT II International Value Portfolio I Class Sub-Account (M98)	1,919,236	33,452,712	43,317,165	7,676	43,324,841	—	43,324,841
MFS VIT II International Value Portfolio S Class Sub-Account (M93)	4,840,849	84,863,423	107,612,065	—	107,612,065	2,824	107,609,241
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MD6)	18,676,670	230,008,881	287,247,187	181,605	287,428,792	—	287,428,792
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3)	2,300,689	31,214,271	34,993,483	5,479	34,998,962	—	34,998,962
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8)	53,969,256	53,969,257	53,969,256	136,772	54,106,028	—	54,106,028
MFS VIT II Money Market Portfolio Service Class Sub-Account (MD9)	170,982,645	170,982,645	170,982,645	—	170,982,645	257	170,982,388
MFS VIT II Research International Portfolio I Class Sub-Account (ME2)	1,572,687	21,537,235	21,294,179	7,263	21,301,442	—	21,301,442
MFS VIT II Research International Portfolio S Class Sub-Account (ME3)	3,768,220	49,911,210	50,418,782	164	50,418,946	—	50,418,946

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

		Assets				Liabilities
	Shares	Cost	Investments at fair value	Receivable from Sponsor	Total assets	Payable to Sponsor	Net Assets
MFS VIT II Strategic Income Portfolio I Class Sub-Account (MA5)	2,918,646	$29,087,234	$28,340,056	$20,488	$28,360,544	$—	$28,360,544
MFS VIT II Strategic Income Portfolio S Class Sub-Account (MA7)	671,150	6,595,866	6,463,174	29	6,463,203	—	6,463,203
MFS VIT II Technology Portfolio I Class Sub-Account (ME4)	1,152,101	10,451,957	15,196,218	—	15,196,218	1,025	15,195,193
MFS VIT II Technology Portfolio S Class Sub-Account (MA2)	115,480	1,042,465	1,456,202	—	1,456,202	—	1,456,202
MFS VIT III Blended Research Small Cap Portfolio Service Class Sub-Account (MF3)	5,394,408	74,230,175	69,695,748	—	69,695,748	3,075	69,692,673
MFS VIT III Conservative Allocation Portfolio Service Class Sub-Account (MF5)	52,553,904	603,009,062	575,990,791	—	575,990,791	725	575,990,066
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6)	161,152	1,966,923	2,257,744	—	2,257,744	145	2,257,599
MFS VIT III Global Real Estate Portfolio Service Class Sub-Account (MF7)	4,403,625	59,123,253	69,973,605	—	69,973,605	823	69,972,782
MFS VIT III Growth Allocation Portfolio Service Class Sub-Account (MF9)	35,563,390	402,864,086	390,486,019	—	390,486,019	—	390,486,019
MFS VIT III Inflation Adjusted Bond Portfolio Service Class Sub-Account (MG1)	15,889,457	169,153,261	157,146,725	—	157,146,725	1,140	157,145,585
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2)	27,125,878	278,892,806	275,870,179	2,729	275,872,908	—	275,872,908
MFS VIT III Limited Maturity Portfolio Service Class Sub-Account (MG2)	13,981,496	143,541,136	142,052,003	—	142,052,003	837	142,051,166
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	3,852,117	33,437,763	31,934,053	—	31,934,053	1,181	31,932,872
MFS VIT III Mid Cap Value Portfolio Service Class Sub-Account (MG4)	3,578,884	31,291,130	29,418,427	—	29,418,427	—	29,418,427
MFS VIT III Moderate Allocation Portfolio Service Class Sub-Account (MG6)	129,910,222	1,576,859,721	1,590,101,119	—	1,590,101,119	5,282	1,590,095,837
MFS VIT III New Discovery Value Portfolio Service Class Sub-Account (MG7)	703,034	6,999,471	7,536,524	—	7,536,524	—	7,536,524
Morgan Stanley UIF Growth Portfolio Class II Sub-Account (V44)	236,933	6,315,242	5,605,835	—	5,605,835	—	5,605,835
Morgan Stanley UIF Mid Cap Growth Portfolio Class II Sub-Account (V43)	756,704	8,612,823	6,469,819	—	6,469,819	—	6,469,819
Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account (O19)	351,274	18,560,767	16,766,297	—	16,766,297	346	16,765,951
Oppenheimer Conservative Balanced Fund/VA (Service Shares) Sub-Account (O23)	751,075	9,688,573	11,018,271	—	11,018,271	—	11,018,271
Oppenheimer Global Fund/VA (Service Shares) Sub-Account (O20)	538,127	19,469,275	18,640,711	—	18,640,711	—	18,640,711
Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account (O21)	7,293,136	155,494,299	205,082,996	9,337	205,092,333	—	205,092,333
Oppenheimer Main Street Small Cap Fund/VA (Service Shares) Sub-Account (O04)	298,631	6,532,188	7,092,483	—	7,092,483	—	7,092,483
PIMCO StocksPLUS Global Portfolio Advisor Class Sub-Account (PH2)	39,170	385,883	313,754	—	313,754	—	313,754
PIMCO VIT All Asset Portfolio Admin Class Sub-Account (P08)	1,926,666	20,635,986	19,285,931	—	19,285,931	—	19,285,931
PIMCO VIT All Asset Portfolio Advisor Class Sub-Account (PC0)	1,697,143	18,399,430	17,175,088	—	17,175,088	—	17,175,088
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class Sub-Account (P70)	47,032	480,375	373,905	—	373,905	—	373,905
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10)	4,196,691	41,002,328	33,027,959	—	33,027,959	180	33,027,779
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8)	923,700	12,716,240	11,620,146	—	11,620,146	1,702	11,618,444
PIMCO VIT Emerging Markets Bond Portfolio Advisor Clas Sub-Account (P20)	29,416	400,879	370,047	—	370,047	—	370,047
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Advisor Class Sub-Account (PD6)	43,139,729	527,683,521	498,263,873	32,607	498,296,480	—	498,296,480
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	3,772,019	51,180,025	46,282,674	—	46,282,674	398	46,282,276
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	17,789,015	198,876,584	189,275,114	—	189,275,114	14,308	189,260,806
Putnam VT Absolute Return 500 Fund Class IB Sub-Account (PI3)	2,089,842	21,634,889	20,961,119	—	20,961,119	—	20,961,119
Putnam VT Equity Income Fund Class IB Sub-Account (P72)	602,468	13,191,096	14,212,210	—	14,212,210	—	14,212,210
Wanger Select Fund Sub-Account (W41)	16,269	375,859	310,731	—	310,731	—	310,731
Wanger USA Sub-Account (W42)	1,741	54,286	46,189	—	46,189	—	46,189

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Net Assets
AL1	3,865,256	$51,387,951	$—	$51,387,951
AO5	8,585,060	95,788,842	—	95,788,842
AM2	713,443	5,466,235	—	5,466,235
A98	5,133,617	36,247,936	—	36,247,936
A74	523,358	10,526,197	36,432	10,562,629
B18	35,145,601	523,383,009	97,818	523,480,827
C71	2,366	49,461	—	49,461
C59	47,225	493,355	—	493,355
C60	6,524,247	68,049,744	912	68,050,656
C89	7,157	74,841	—	74,841
C90	2,020,327	20,992,223	62,825	21,055,048
C58	615,937	5,971,463	—	5,971,463
FD7	6,637,474	102,788,152	—	102,788,152
F24	11,005,874	181,656,352	125,905	181,782,257
F88	207,643	3,001,549	—	3,001,549
FB9	1,020,459	15,173,885	—	15,173,885
F15	1,691,367	25,385,912	—	25,385,912
F41	6,007,337	106,112,679	13,395	106,126,074
FE3	22,736,161	313,255,192	35,182	313,290,374
T21	2,224,462	26,649,940	4,883	26,654,823
T20	5,668,828	105,650,940	62,564	105,713,504
FE6	2,475,754	33,663,567	—	33,663,567
T59	531,876	5,559,572	—	5,559,572
F56	1,040,279	21,301,076	15,938	21,317,014
F59	6,181,841	84,931,368	24,221	84,955,589
FF0	174,678	2,367,221	—	2,367,221
F54	7,296,500	168,343,937	28,895	168,372,832
FG8	17,750	298,131	—	298,131
F53	975,482	33,974,255	—	33,974,255
FJ9	44,227	877,516	—	877,516
T28	1,385,829	19,230,035	—	19,230,035
FJ0	28,744	329,206	—	329,206
H24	103,249	1,527,346	—	1,527,346

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Net Assets
H32	122,712	$1,796,035	$—	$1,796,035
V35	523,944	9,219,910	—	9,219,910
V13	2,109,158	32,417,640	—	32,417,640
V11	6,225,472	105,689,244	—	105,689,244
AC1	210,017	2,613,067	—	2,613,067
J88	4,467,729	45,830,587	—	45,830,587
J94	610,046	11,727,631	—	11,727,631
L11	4,251,904	38,855,319	2,388	38,857,707
L18	1,243,093	26,458,180	12,688	26,470,868
L17	1,720,494	39,776,524	6,500	39,783,024
M07	29,910,041	359,467,412	2,876,132	362,343,544
M35	32,522,599	387,290,033	453,016	387,743,049
M31	5,426,005	123,036,590	592,580	123,629,170
M80	863,914	21,236,776	3,620	21,240,396
MF1	2,360,839	20,695,855	50,961	20,746,816
M41	1,460,801	29,161,166	11,502	29,172,668
M05	4,550,411	47,642,327	93,482	47,735,809
M42	3,472,298	45,153,462	30,304	45,183,766
M89	54,097,481	579,250,104	87,676	579,337,780
M82	9,907,870	151,163,630	4,179	151,167,809
M44	11,888,231	110,850,533	668,491	111,519,024
M40	7,287,818	67,546,731	—	67,546,731
M83	19,203,768	271,458,109	1,020,477	272,478,586
M08	9,064,489	137,529,504	95,306	137,624,810
MB6	9,827,330	272,809,967	1,604,226	274,414,193
MB7	3,165,481	76,022,520	149,402	76,171,922
MC0	2,639,684	58,420,446	387,143	58,807,589
MA0	8,446,444	149,391,862	13,819	149,405,681
MC2	4,258,493	97,120,200	497,789	97,617,989
MC1	2,161,230	37,480,720	101,968	37,582,688
MC3	699,804	16,683,484	183,115	16,866,599

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Net Assets
MA1	1,403,830	$18,711,500	$93	$18,711,593
MC4	640,441	11,212,073	36,982	11,249,055
MC5	111,398	1,568,250	89	1,568,339
MC6	1,566,590	43,275,315	230,987	43,506,302
MC7	104,234	2,325,270	—	2,325,270
MC8	3,836,452	85,998,047	913,794	86,911,841
MC9	369,037	6,490,047	—	6,490,047
MD0	1,899,277	51,027,094	382,163	51,409,257
M92	56,171,972	686,172,244	41,222	686,213,466
M96	4,799,909	92,277,752	407,585	92,685,337
MD2	16,682,003	214,241,971	360,871	214,602,842
MA6	2,350,891	59,181,887	359,932	59,541,819
MA3	2,592,985	52,689,091	66,742	52,755,833
M97	1,863,912	36,213,351	151,807	36,365,158
MD5	1,260,948	16,974,378	187	16,974,565
M98	1,344,992	42,979,458	345,383	43,324,841
M93	7,480,028	107,586,698	22,543	107,609,241
MD6	16,970,462	285,323,319	2,105,473	287,428,792
MB3	1,833,885	34,926,605	72,357	34,998,962
MD8	4,698,353	53,100,139	1,005,889	54,106,028
MD9	18,785,298	170,902,125	80,263	170,982,388
ME2	1,315,665	21,260,683	40,759	21,301,442
ME3	2,632,854	50,400,908	18,038	50,418,946
MA5	1,449,592	28,196,318	164,226	28,360,544
MA7	369,423	6,459,143	4,060	6,463,203
ME4	1,549,172	15,086,292	108,901	15,195,193
MA2	69,292	1,456,202	—	1,456,202
MF3	4,055,584	69,673,416	19,257	69,692,673
MF5	38,928,761	575,971,287	18,779	575,990,066

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Net Assets
MF6	90,462	$2,252,543	$5,056	$2,257,599
MF7	4,098,331	69,953,347	19,435	69,972,782
MF9	20,358,832	390,486,019	—	390,486,019
MG1	13,465,623	157,083,449	62,136	157,145,585
MF2	27,490,632	275,767,574	105,334	275,872,908
MG2	14,365,301	142,035,159	16,007	142,051,166
MG3	1,665,751	31,920,122	12,750	31,932,872
MG4	1,552,431	29,418,427	—	29,418,427
MG6	92,397,930	1,589,536,977	558,860	1,590,095,837
MG7	320,776	7,536,524	—	7,536,524
V44	337,618	5,605,835	—	5,605,835
V43	468,136	6,469,819	—	6,469,819
O19	778,076	16,760,702	5,249	16,765,951
O23	1,113,958	11,018,271	—	11,018,271
O20	917,004	18,640,711	—	18,640,711
O21	8,523,438	204,961,583	130,750	205,092,333
O04	204,714	7,092,483	—	7,092,483
PH2	25,868	313,754	—	313,754
P08	1,425,955	19,285,931	—	19,285,931
PC0	1,573,134	17,175,088	—	17,175,088
P70	71,096	373,905	—	373,905
P10	5,613,985	33,025,021	2,758	33,027,779
PK8	419,882	11,591,357	27,087	11,618,444
P20	32,472	370,047	—	370,047
PD6	43,988,744	498,249,602	46,878	498,296,480
P06	2,992,479	46,234,194	48,082	46,282,276
P07	11,732,629	189,107,097	153,709	189,260,806
PI3	2,003,188	20,961,119	—	20,961,119
P72	734,547	14,212,210	—	14,212,210
W41	15,020	310,731	—	310,731
W42	2,292	46,189	—	46,189

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	AL1	AO5	AM2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,004,185	$574,140	$—
Expenses:
Mortality and expense risk charges	(708,329)	(1,201,397)	(75,305)
Distribution and administration charges	(203,784)	(385,006)	(22,561)

Net investment income (loss)	92,072	(1,012,263)	(97,866)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(334,379)	1,519,270	122,251
Realized gain distributions	3,717,335	22,280	—

Net realized gains (losses)	3,382,956	1,541,550	122,251

Net change in unrealized appreciation (depreciation)	(1,857,572)	1,126,567	(521,205)

Net realized and change in unrealized gains (losses)	1,525,384	2,668,117	(398,954)

Increase (decrease) in net assets from operations	$1,617,456	$1,655,854	$(496,820)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	A98	A74	B18
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$397,059	$31,323	$6,436,263
Expenses:
Mortality and expense risk charges	(514,425)	(95,432)	(7,046,295)
Distribution and administration charges	(121,234)	(30,182)	(2,023,469)

Net investment income (loss)	(238,600)	(94,291)	(2,633,501)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	68,410	(714,149)	(3,610,770)
Realized gain distributions	—	515,007	—

Net realized gains (losses)	68,410	(199,142)	(3,610,770)

Net change in unrealized appreciation (depreciation)	(958,522)	1,701,594	17,488,056

Net realized and change in unrealized gains (losses)	(890,112)	1,502,452	13,877,286

Increase (decrease) in net assets from operations	$(1,128,712)	$1,408,161	$11,243,785

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	C65	C61	C62
	Sub-Account[1]	Sub-Account[2]	Sub-Account[3]
Income:
Dividend income	$49,627	$—	$—
Expenses:
Mortality and expense risk charges	(26,828)	(827)	(314,081)
Distribution and administration charges	(8,027)	(235)	(73,186)

Net investment income (loss)	14,772	(1,062)	(387,267)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	419,173	(65,181)	(11,194,604)
Realized gain distributions	—	83,563	16,560,010

Net realized gains (losses)	419,173	18,382	5,365,406

Net change in unrealized appreciation (depreciation)	(789,644)	(5,992)	(10,365,643)

Net realized and change in unrealized gains (losses)	(370,471)	12,390	(5,000,237)

Increase (decrease) in net assets from operations	$(355,699)	$11,328	$(5,387,504)

[1]	Columbia Variable Portfolio—International Opportunities Fund Class 2 Sub-Account (C65) was liquidated and merged into a new Sub-Account during 2016 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2016. See Note 1 for additional information around merged Sub-Accounts.
[2]	Columbia Variable Portfolio—Large Cap Growth Fund II Class 1 Sub-Account (C61) was liquidated and merged into a new Sub-Account during 2016 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2016. See Note 1 for additional information around merged Sub-Accounts.
[3]	Columbia Variable Portfolio—Large Cap Growth Fund II Class 2 Sub-Account (C62) was liquidated and merged into a new Sub-Account during 2016 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2016. See Note 1 for additional information around merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	C64	C71	C59
	Sub-Account[4]	Sub-Account	Sub-Account
Income:
Dividend income	$42,544	$161	$—
Expenses:
Mortality and expense risk charges	(98,946)	(543)	(3,785)
Distribution and administration charges	(27,626)	(145)	(1,169)

Net investment income (loss)	(84,028)	(527)	(4,954)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(10,207,054)	514	8,708
Realized gain distributions	9,323,221	4,084	—

Net realized gains (losses)	(883,833)	4,598	8,708

Net change in unrealized appreciation (depreciation)	805,825	8,282	10,886

Net realized and change in unrealized gains (losses)	(78,008)	12,880	19,594

Increase (decrease) in net assets from operations	$(162,036)	$12,353	$14,640

[4]	Columbia Variable Portfolio - Loomis Sayles Growth Fund II Class 2 Sub-Account (C64) was liquidated and merged into a new Sub-Account during 2016 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2016. See Note 1 for additional information around merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	C60	C89	C90
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$—
Expenses:
Mortality and expense risk charges	(657,394)	(446)	(198,364)
Distribution and administration charges	(152,356)	(127)	(55,735)

Net investment income (loss)	(809,750)	(573)	(254,099)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	404,036	1,848	242,448
Realized gain distributions	—	—	—

Net realized gains (losses)	404,036	1,848	242,448

Net change in unrealized appreciation (depreciation)	3,488,557	477	1,007,156

Net realized and change in unrealized gains (losses)	3,892,593	2,325	1,249,604

Increase (decrease) in net assets from operations	$3,082,843	$1,752	$995,505

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	C58	FD7	F24
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$68,078	$1,203,771	$1,098,351
Expenses:
Mortality and expense risk charges	(54,201)	(1,324,945)	(2,475,674)
Distribution and administration charges	(16,159)	(389,220)	(644,122)

Net investment income (loss)	(2,282)	(510,394)	(2,021,445)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(23,703)	972,462	14,208,592
Realized gain distributions	—	2,743,883	15,640,555

Net realized gains (losses)	(23,703)	3,716,345	29,849,147

Net change in unrealized appreciation (depreciation)	(170,414)	2,191,658	(16,883,252)

Net realized and change in unrealized gains (losses)	(194,117)	5,908,003	12,965,895

Increase (decrease) in net assets from operations	$(196,399)	$5,397,609	$10,944,450

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	F88	FB9	F15
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$37,984	$191,760	$322,754
Expenses:
Mortality and expense risk charges	(46,188)	(220,990)	(356,547)
Distribution and administration charges	(6,832)	(59,105)	(86,545)

Net investment income (loss)	(15,036)	(88,335)	(120,338)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	77,271	599,902	1,491,964
Realized gain distributions	70,035	488,575	890,478

Net realized gains (losses)	147,306	1,088,477	2,382,442

Net change in unrealized appreciation (depreciation)	(26,722)	(407,679)	(1,247,476)

Net realized and change in unrealized gains (losses)	120,584	680,798	1,134,966

Increase (decrease) in net assets from operations	$105,548	$592,463	$1,014,628

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	F41	FE3	T21
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$318,674	$1,766,015	$230,470
Expenses:
Mortality and expense risk charges	(1,477,908)	(4,221,311)	(391,533)
Distribution and administration charges	(370,207)	(1,130,183)	(83,510)

Net investment income (loss)	(1,529,441)	(3,585,479)	(244,573)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,167,559	451,065	(3,194,842)
Realized gain distributions	7,184,016	6,109,456	—

Net realized gains (losses)	8,351,575	6,560,521	(3,194,842)

Net change in unrealized appreciation (depreciation)	3,762,368	8,789,342	7,571,150

Net realized and change in unrealized gains (losses)	12,113,943	15,349,863	4,376,308

Increase (decrease) in net assets from operations	$10,584,502	$11,764,384	$4,131,735

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	T20	FE6	T59
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,229,189	$1,380,470	$—
Expenses:
Mortality and expense risk charges	(1,554,115)	(467,168)	(76,063)
Distribution and administration charges	(387,097)	(106,067)	(26,139)

Net investment income (loss)	287,977	807,235	(102,202)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,675,798	284,228	(379,138)
Realized gain distributions	1,996,639	1,168,562	4,862

Net realized gains (losses)	3,672,437	1,452,790	(374,276)

Net change in unrealized appreciation (depreciation)	1,420,627	1,437,883	513,513

Net realized and change in unrealized gains (losses)	5,093,064	2,890,673	139,237

Increase (decrease) in net assets from operations	$5,381,041	$3,697,908	$37,035

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	F56	F59	FF0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$447,871	$4,293,725	$112,504
Expenses:
Mortality and expense risk charges	(288,988)	(1,115,275)	(29,070)
Distribution and administration charges	(76,679)	(308,551)	(9,177)

Net investment income (loss)	82,204	2,869,899	74,257

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	984,144	(58,600)	(11,606)
Realized gain distributions	861,391	—	—

Net realized gains (losses)	1,845,535	(58,600)	(11,606)

Net change in unrealized appreciation (depreciation)	(315,112)	7,041,316	208,664

Net realized and change in unrealized gains (losses)	1,530,423	6,982,716	197,058

Increase (decrease) in net assets from operations	$1,612,627	$9,852,615	$271,315

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	F54	FG8	F53
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,483,580	$5,977	$278,082
Expenses:
Mortality and expense risk charges	(2,343,328)	(3,782)	(430,562)
Distribution and administration charges	(567,685)	(1,175)	(124,867)

Net investment income (loss)	572,567	1,020	(277,347)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	13,659,094	4,703	624,375
Realized gain distributions	14,350,744	26,622	5,110,370

Net realized gains (losses)	28,009,838	31,325	5,734,745

Net change in unrealized appreciation (depreciation)	(5,435,431)	12,209	2,859,711

Net realized and change in unrealized gains (losses)	22,574,407	43,534	8,594,456

Increase (decrease) in net assets from operations	$23,146,974	$44,554	$8,317,109

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	FJ9	T28	FJ0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4,991	$698,282	$9,935
Expenses:
Mortality and expense risk charges	(8,761)	(255,485)	(3,643)
Distribution and administration charges	(3,186)	(77,245)	(1,099)

Net investment income (loss)	(6,956)	365,552	5,193

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(14,739)	(900,842)	(17,573)
Realized gain distributions	105,858	—	—

Net realized gains (losses)	91,119	(900,842)	(17,573)

Net change in unrealized appreciation (depreciation)	104,434	1,731,018	31,075

Net realized and change in unrealized gains (losses)	195,553	830,176	13,502

Increase (decrease) in net assets from operations	$188,597	$1,195,728	$18,695

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	H24	H32	V35
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$80,229	$12,060	$11,097
Expenses:
Mortality and expense risk charges	(20,370)	(22,332)	(121,923)
Distribution and administration charges	(6,670)	(7,177)	(35,364)

Net investment income (loss)	53,189	(17,449)	(146,190)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	75,287	(101,755)	(437,104)
Realized gain distributions	—	558,912	538,596

Net realized gains (losses)	75,287	457,157	101,492

Net change in unrealized appreciation (depreciation)	(29,483)	(273,095)	1,234,575

Net realized and change in unrealized gains (losses)	45,804	184,062	1,336,067

Increase (decrease) in net assets from operations	$98,993	$166,613	$1,189,877

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	V13	V11	AC1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$410,111	$1,697,677	$31,650
Expenses:
Mortality and expense risk charges	(412,457)	(1,302,359)	(36,795)
Distribution and administration charges	(113,789)	(379,540)	(9,641)

Net investment income (loss)	(116,135)	15,778	(14,786)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,824,524	1,886,664	(65,048)
Realized gain distributions	2,465,449	3,281,246	—

Net realized gains (losses)	4,289,973	5,167,910	(65,048)

Net change in unrealized appreciation (depreciation)	159,653	7,625,769	4,148

Net realized and change in unrealized gains (losses)	4,449,626	12,793,679	(60,900)

Increase (decrease) in net assets from operations	$4,333,491	$12,809,457	$(75,686)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	J88	J94	L11
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,092,825	$83,736	$401,851
Expenses:
Mortality and expense risk charges	(546,848)	(140,493)	(508,607)
Distribution and administration charges	(165,372)	(35,829)	(147,072)

Net investment income (loss)	380,605	(92,586)	(253,828)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(102,727)	(173,167)	(2,096,961)
Realized gain distributions	—	415,180	—

Net realized gains (losses)	(102,727)	242,013	(2,096,961)

Net change in unrealized appreciation (depreciation)	(436,319)	748,115	9,394,975

Net realized and change in unrealized gains (losses)	(539,046)	990,128	7,298,014

Increase (decrease) in net assets from operations	$(158,441)	$897,542	$7,044,186

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	L18	L17	M07
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$442,818	$10,639,896
Expenses:
Mortality and expense risk charges	(390,633)	(530,645)	(4,579,219)
Distribution and administration charges	(106,042)	(153,265)	(600,526)

Net investment income (loss)	(496,675)	(241,092)	5,460,151

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(692,997)	(382,217)	2,164,056
Realized gain distributions	164,959	731,432	11,961,939

Net realized gains (losses)	(528,038)	349,215	14,125,995

Net change in unrealized appreciation (depreciation)	850,645	5,101,914	7,308,505

Net realized and change in unrealized gains (losses)	322,607	5,451,129	21,434,500

Increase (decrease) in net assets from operations	$(174,068)	$5,210,037	$26,894,651

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	M35	M31	M80
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$10,795,418	$56,254	$—
Expenses:
Mortality and expense risk charges	(5,321,974)	(1,601,017)	(268,625)
Distribution and administration charges	(1,407,713)	(235,469)	(65,401)

Net investment income (loss)	4,065,731	(1,780,232)	(334,026)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,370,769	5,314,702	651,543
Realized gain distributions	13,327,045	7,673,806	1,257,067

Net realized gains (losses)	16,697,814	12,988,508	1,908,610

Net change in unrealized appreciation (depreciation)	7,066,409	(10,067,507)	(1,478,730)

Net realized and change in unrealized gains (losses)	23,764,223	2,921,001	429,880

Increase (decrease) in net assets from operations	$27,829,954	$1,140,769	$95,854

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MF1	M41	M05
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$—
Expenses:
Mortality and expense risk charges	(264,989)	(417,584)	(598,903)
Distribution and administration charges	(44,841)	(100,521)	(97,854)

Net investment income (loss)	(309,830)	(518,105)	(696,757)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	828,949	1,373,059	(3,008,573)
Realized gain distributions	1,661,175	2,573,448	2,126,719

Net realized gains (losses)	2,490,124	3,946,507	(881,854)

Net change in unrealized appreciation (depreciation)	(1,522,725)	(2,573,970)	4,864,638

Net realized and change in unrealized gains (losses)	967,399	1,372,537	3,982,784

Increase (decrease) in net assets from operations	$657,569	$854,432	$3,286,027

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	M42	M89	M82
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$19,297,718	$804,773
Expenses:
Mortality and expense risk charges	(642,360)	(7,398,486)	(2,120,243)
Distribution and administration charges	(161,555)	(2,226,652)	(509,862)

Net investment income (loss)	(803,915)	9,672,580	(1,825,332)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(4,313,519)	(1,031,005)	5,634,322
Realized gain distributions	2,151,256	—	15,823,336

Net realized gains (losses)	(2,162,263)	(1,031,005)	21,457,658

Net change in unrealized appreciation (depreciation)	6,103,751	6,247,595	(9,398,261)

Net realized and change in unrealized gains (losses)	3,941,488	5,216,590	12,059,397

Increase (decrease) in net assets from operations	$3,137,573	$14,889,170	$10,234,065

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	M44	M40	M83
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4,478,211	$2,583,585	$5,822,386
Expenses:
Mortality and expense risk charges	(1,452,736)	(934,547)	(3,748,464)
Distribution and administration charges	(220,735)	(270,773)	(779,644)

Net investment income (loss)	2,804,740	1,378,265	1,294,278

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(6,033,606)	(6,677,153)	9,715,753
Realized gain distributions	2,642,174	1,640,903	22,489,689

Net realized gains (losses)	(3,391,432)	(5,036,250)	32,205,442

Net change in unrealized appreciation (depreciation)	11,624,905	10,466,083	(1,151,397)

Net realized and change in unrealized gains (losses)	8,233,473	5,429,833	31,054,045

Increase (decrease) in net assets from operations	$11,038,213	$6,808,098	$32,348,323

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	M08	MB6	MB7
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,617,750	$3,934,701	$1,008,263
Expenses:
Mortality and expense risk charges	(1,856,595)	(3,441,620)	(1,113,515)
Distribution and administration charges	(477,404)	(492,140)	(265,933)

Net investment income (loss)	283,751	941	(371,185)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,886,596)	17,033,920	11,093,254
Realized gain distributions	11,558,567	28,569,309	8,352,831

Net realized gains (losses)	9,671,971	45,603,229	19,446,085

Net change in unrealized appreciation (depreciation)	5,888,527	(27,555,311)	(14,268,007)

Net realized and change in unrealized gains (losses)	15,560,498	18,047,918	5,178,078

Increase (decrease) in net assets from operations	$15,844,249	$18,048,859	$4,806,893

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MC0	MA0	MC2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,554,065	$5,980,171	$725,148
Expenses:
Mortality and expense risk charges	(776,989)	(1,937,780)	(1,206,766)
Distribution and administration charges	(123,685)	(554,321)	(182,435)

Net investment income (loss)	1,653,391	3,488,070	(664,053)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	372,331	(1,548,560)	3,312,825
Realized gain distributions	108,517	271,679	7,783,583

Net realized gains (losses)	480,848	(1,276,881)	11,096,408

Net change in unrealized appreciation (depreciation)	934,333	4,340,005	(1,536,661)

Net realized and change in unrealized gains (losses)	1,415,181	3,063,124	9,559,747

Increase (decrease) in net assets from operations	$3,068,572	$6,551,194	$8,895,694

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MC1	MC3	MA1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$182,608	$107,466	$72,648
Expenses:
Mortality and expense risk charges	(502,478)	(214,028)	(252,170)
Distribution and administration charges	(139,464)	(33,584)	(70,052)

Net investment income (loss)	(459,334)	(140,146)	(249,574)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,919,405	(876,812)	(939,995)
Realized gain distributions	3,114,162	—	—

Net realized gains (losses)	6,033,567	(876,812)	(939,995)

Net change in unrealized appreciation (depreciation)	(2,234,719)	2,294,519	2,603,467

Net realized and change in unrealized gains (losses)	3,798,848	1,417,707	1,663,472

Increase (decrease) in net assets from operations	$3,339,514	$1,277,561	$1,413,898

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MC4	MC5	MC6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$264,142
Expenses:
Mortality and expense risk charges	(156,017)	(22,225)	(573,190)
Distribution and administration charges	(21,917)	(4,216)	(75,967)

Net investment income (loss)	(177,934)	(26,441)	(385,015)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(39,356)	(9,928)	2,961,744
Realized gain distributions	—	—	2,227,339

Net realized gains (losses)	(39,356)	(9,928)	5,189,083

Net change in unrealized appreciation (depreciation)	122,435	17,206	(2,718,191)

Net realized and change in unrealized gains (losses)	83,079	7,278	2,470,892

Increase (decrease) in net assets from operations	$(94,855)	$(19,163)	$2,085,877

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MC7	MC8	MC9
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$8,417	$993,460	$57,311
Expenses:
Mortality and expense risk charges	(27,608)	(1,101,843)	(88,679)
Distribution and administration charges	(9,092)	(150,831)	(17,833)

Net investment income (loss)	(28,283)	(259,214)	(49,201)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	100,940	4,121,138	382,008
Realized gain distributions	117,701	—	—

Net realized gains (losses)	218,641	4,121,138	382,008

Net change in unrealized appreciation (depreciation)	(111,293)	(519,176)	(107,094)

Net realized and change in unrealized gains (losses)	107,348	3,601,962	274,914

Increase (decrease) in net assets from operations	$79,065	$3,342,748	$225,713

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MD0	M92	M96
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$2,665,279
Expenses:
Mortality and expense risk charges	(677,926)	(8,631,923)	(1,243,467)
Distribution and administration charges	(93,989)	(2,720,018)	(180,519)

Net investment income (loss)	(771,915)	(11,351,941)	1,241,293

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	330,921	5,309,975	(129,437)
Realized gain distributions	2,858,821	38,463,245	—

Net realized gains (losses)	3,189,742	43,773,220	(129,437)

Net change in unrealized appreciation (depreciation)	149,062	(1,178,737)	(1,271,728)

Net realized and change in unrealized gains (losses)	3,338,804	42,594,483	(1,401,165)

Increase (decrease) in net assets from operations	$2,566,889	$31,242,542	$(159,872)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MD2	MA6	MA3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$5,407,355	$4,040,086	$3,602,063
Expenses:
Mortality and expense risk charges	(2,965,370)	(765,259)	(757,823)
Distribution and administration charges	(778,658)	(111,308)	(199,316)

Net investment income (loss)	1,663,327	3,163,519	2,644,924

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,005,404)	205,543	(822,955)
Realized gain distributions	—	—	—

Net realized gains (losses)	(2,005,404)	205,543	(822,955)

Net change in unrealized appreciation (depreciation)	(1,322,009)	3,781,611	4,428,188

Net realized and change in unrealized gains (losses)	(3,327,413)	3,987,154	3,605,233

Increase (decrease) in net assets from operations	$(1,664,086)	$7,150,673	$6,250,157

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	M97	MD5	M98
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$436,484	$157,317	$607,447
Expenses:
Mortality and expense risk charges	(476,641)	(230,017)	(566,776)
Distribution and administration charges	(77,064)	(57,844)	(85,772)

Net investment income (loss)	(117,221)	(130,544)	(45,101)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	715,947	188,260	1,638,215
Realized gain distributions	1,912,593	907,110	1,025,565

Net realized gains (losses)	2,628,540	1,095,370	2,663,780

Net change in unrealized appreciation (depreciation)	(2,097,320)	(798,922)	(1,456,014)

Net realized and change in unrealized gains (losses)	531,220	296,448	1,207,766

Increase (decrease) in net assets from operations	$413,999	$165,904	$1,162,665

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	M93	MD6	MB3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,254,006	$1,777,258	$140,291
Expenses:
Mortality and expense risk charges	(1,537,721)	(3,757,353)	(487,626)
Distribution and administration charges	(340,319)	(529,241)	(125,491)

Net investment income (loss)	(624,034)	(2,509,336)	(472,826)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	12,352,643	18,165,806	2,481,329
Realized gain distributions	2,535,449	34,296,145	4,244,257

Net realized gains (losses)	14,888,092	52,461,951	6,725,586

Net change in unrealized appreciation (depreciation)	(11,780,960)	(36,262,994)	(4,795,557)

Net realized and change in unrealized gains (losses)	3,107,132	16,198,957	1,930,029

Increase (decrease) in net assets from operations	$2,483,098	$13,689,621	$1,457,203

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MD8	MD9	ME2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4,862	$13,991	$356,587
Expenses:
Mortality and expense risk charges	(727,556)	(2,424,717)	(277,094)
Distribution and administration charges	(97,478)	(654,528)	(49,634)

Net investment income (loss)	(820,172)	(3,065,254)	29,859

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2)	(2)	(848,042)
Realized gain distributions	—	—	—

Net realized gains (losses)	(2)	(2)	(848,042)

Net change in unrealized appreciation (depreciation)	1	2	243,582

Net realized and change in unrealized gains (losses)	(1)	—	(604,460)

Increase (decrease) in net assets from operations	$(820,173)	$(3,065,254)	$(574,601)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	ME3	MA5	MA7
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$706,688	$902,136	$186,934
Expenses:
Mortality and expense risk charges	(720,250)	(372,946)	(92,189)
Distribution and administration charges	(176,687)	(59,563)	(16,178)

Net investment income (loss)	(190,249)	469,627	78,567

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,096,230	(115,537)	11,588
Realized gain distributions	—	—	—

Net realized gains (losses)	1,096,230	(115,537)	11,588

Net change in unrealized appreciation (depreciation)	(2,445,157)	1,598,069	313,014

Net realized and change in unrealized gains (losses)	(1,348,927)	1,482,532	324,602

Increase (decrease) in net assets from operations	$(1,539,176)	$1,952,159	$403,169

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	ME4	MA2	MF3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$669,006
Expenses:
Mortality and expense risk charges	(188,753)	(17,888)	(993,937)
Distribution and administration charges	(31,491)	(4,423)	(227,949)

Net investment income (loss)	(220,244)	(22,311)	(552,880)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,226,351	50,848	(122,590)
Realized gain distributions	398,532	36,801	7,530,944

Net realized gains (losses)	1,624,883	87,649	7,408,354

Net change in unrealized appreciation (depreciation)	(372,620)	8,684	5,471,530

Net realized and change in unrealized gains (losses)	1,252,263	96,333	12,879,884

Increase (decrease) in net assets from operations	$1,032,019	$74,022	$12,327,004

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MF5	MF6	MF7
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$15,089,343	$61,008	$1,429,030
Expenses:
Mortality and expense risk charges	(7,832,763)	(30,811)	(993,847)
Distribution and administration charges	(2,301,211)	(10,973)	(241,471)

Net investment income (loss)	4,955,369	19,224	193,712

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,685,991)	206,910	4,754,770
Realized gain distributions	21,006,264	41,761	1,127,428

Net realized gains (losses)	19,320,273	248,671	5,882,198

Net change in unrealized appreciation (depreciation)	(4,992,585)	(144,290)	(1,627,156)

Net realized and change in unrealized gains (losses)	14,327,688	104,381	4,255,042

Increase (decrease) in net assets from operations	$19,283,057	$123,605	$4,448,754

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MF9	MG1	MF2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$10,093,141	$—	$3,899,469
Expenses:
Mortality and expense risk charges	(5,363,616)	(1,991,996)	(4,053,624)
Distribution and administration charges	(1,391,307)	(606,421)	(933,461)

Net investment income (loss)	3,338,218	(2,598,417)	(1,087,616)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(747,018)	(3,487,214)	(466,077)
Realized gain distributions	27,826,329	—	—

Net realized gains (losses)	27,079,311	(3,487,214)	(466,077)

Net change in unrealized appreciation (depreciation)	(9,729,943)	7,973,884	1,537,382

Net realized and change in unrealized gains (losses)	17,349,368	4,486,670	1,071,305

Increase (decrease) in net assets from operations	$20,687,586	$1,888,253	$(16,311)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MG2	MG3	MG4
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,581,686	$284,911	$208,198
Expenses:
Mortality and expense risk charges	(1,908,891)	(465,650)	(384,856)
Distribution and administration charges	(556,817)	(115,652)	(110,237)

Net investment income (loss)	(884,022)	(296,391)	(286,895)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(182,903)	(871,347)	(1,874,327)
Realized gain distributions	—	2,713,225	2,491,997

Net realized gains (losses)	(182,903)	1,841,878	617,670

Net change in unrealized appreciation (depreciation)	890,695	2,787,297	3,530,248

Net realized and change in unrealized gains (losses)	707,792	4,629,175	4,147,918

Increase (decrease) in net assets from operations	$(176,230)	$4,332,784	$3,861,023

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MG6	MG7	V44
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$41,638,003	$47,216	$—
Expenses:
Mortality and expense risk charges	(20,587,899)	(93,020)	(63,961)
Distribution and administration charges	(6,164,725)	(27,553)	(19,364)

Net investment income (loss)	14,885,379	(73,357)	(83,325)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	15,600,614	246,469	(244,463)
Realized gain distributions	80,950,546	702,722	920,174

Net realized gains (losses)	96,551,160	949,191	675,711

Net change in unrealized appreciation (depreciation)	(44,111,748)	746,622	(632,201)

Net realized and change in unrealized gains (losses)	52,439,412	1,695,813	43,510

Increase (decrease) in net assets from operations	$67,324,791	$1,622,456	$(39,815)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	V43	O19	O23
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$21,483	$255,926
Expenses:
Mortality and expense risk charges	(85,353)	(239,256)	(159,946)
Distribution and administration charges	(27,327)	(76,265)	(41,274)

Net investment income (loss)	(112,680)	(294,038)	54,706

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(465,657)	423,780	1,155,820
Realized gain distributions	326,677	1,963,474	—

Net realized gains (losses)	(138,980)	2,387,254	1,155,820

Net change in unrealized appreciation (depreciation)	(496,226)	(2,968,176)	(745,490)

Net realized and change in unrealized gains (losses)	(635,206)	(580,922)	410,330

Increase (decrease) in net assets from operations	$(747,886)	$(874,960)	$465,036

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	O20	O21	O04
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$163,820	$1,849,546	$15,415
Expenses:
Mortality and expense risk charges	(270,117)	(3,007,717)	(83,562)
Distribution and administration charges	(76,959)	(710,869)	(25,585)

Net investment income (loss)	(183,256)	(1,869,040)	(93,732)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	951,662	29,466,159	302,529
Realized gain distributions	1,452,486	25,797,921	237,307

Net realized gains (losses)	2,404,148	55,264,080	539,836

Net change in unrealized appreciation (depreciation)	(2,803,730)	(34,459,571)	469,598

Net realized and change in unrealized gains (losses)	(399,582)	20,804,509	1,009,434

Increase (decrease) in net assets from operations	$(582,838)	$18,935,469	$915,702

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	PH2	P08	PC0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$13,297	$507,645	$436,028
Expenses:
Mortality and expense risk charges	(3,187)	(251,290)	(218,378)
Distribution and administration charges	(984)	(76,905)	(69,211)

Net investment income (loss)	9,126	179,450	148,439

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(31,199)	(699,397)	(881,250)
Realized gain distributions	59,090	—	—

Net realized gains (losses)	27,891	(699,397)	(881,250)

Net change in unrealized appreciation (depreciation)	(18,269)	2,569,352	2,633,608

Net realized and change in unrealized gains (losses)	9,622	1,869,955	1,752,358

Increase (decrease) in net assets from operations	$18,748	$2,049,405	$1,900,797

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	P70	P10	PK8
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,964	$378,030	$644,629
Expenses:
Mortality and expense risk charges	(4,561)	(455,166)	(158,909)
Distribution and administration charges	(1,615)	(121,818)	(45,591)

Net investment income (loss)	(2,212)	(198,954)	440,129

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(132,425)	(10,524,053)	(479,555)
Realized gain distributions	—	—	—

Net realized gains (losses)	(132,425)	(10,524,053)	(479,555)

Net change in unrealized appreciation (depreciation)	189,186	15,291,497	1,383,667

Net realized and change in unrealized gains (losses)	56,761	4,767,444	904,112

Increase (decrease) in net assets from operations	$54,549	$4,568,490	$1,344,241

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	P20	PD6	P06
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$18,721	$11,971,573	$1,099,445
Expenses:
Mortality and expense risk charges	(4,083)	(6,313,074)	(662,453)
Distribution and administration charges	(1,816)	(1,994,621)	(169,016)

Net investment income (loss)	12,822	3,663,878	267,976

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(11,914)	(9,589,055)	(1,236,943)
Realized gain distributions	—	—	—

Net realized gains (losses)	(11,914)	(9,589,055)	(1,236,943)

Net change in unrealized appreciation (depreciation)	37,107	16,704,153	2,769,743

Net realized and change in unrealized gains (losses)	25,193	7,115,098	1,532,800

Increase (decrease) in net assets from operations	$38,015	$10,778,976	$1,800,776

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	P07	PI3	P72
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4,107,052	$838,255	$270,151
Expenses:
Mortality and expense risk charges	(2,717,566)	(268,955)	(188,195)
Distribution and administration charges	(646,226)	(85,799)	(51,607)

Net investment income (loss)	743,260	483,501	30,349

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,131,401)	(154,428)	400,324
Realized gain distributions	—	—	254,337

Net realized gains (losses)	(1,131,401)	(154,428)	654,661

Net change in unrealized appreciation (depreciation)	2,624,895	(535,696)	849,232

Net realized and change in unrealized gains (losses)	1,493,494	(690,124)	1,503,893

Increase (decrease) in net assets from operations	$2,236,754	$(206,623)	$1,534,242

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	W41	W42	W46
	Sub-Account	Sub-Account	Sub-Account[5]
Income:
Dividend income	$578	$—	$189,833
Expenses:
Mortality and expense risk charges	(4,656)	(652)	(160,720)
Distribution and administration charges	(943)	(197)	(49,141)

Net investment income (loss)	(5,021)	(849)	(20,028)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(22,315)	(2,249)	812,543
Realized gain distributions	106,801	11,796	—

Net realized gains (losses)	84,486	9,547	812,543

Net change in unrealized appreciation (depreciation)	(38,862)	(6,696)	155,804

Net realized and change in unrealized gains (losses)	45,624	2,851	968,347

Increase (decrease) in net assets from operations	$40,603	$2,002	$948,319

[5]	Wells Fargo VT Total Return Bond Fund Class 2 Sub-Account (W46) was liquidated and merged into a new Sub-Account during 2016 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2016. See Note 1 for additional information around merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	AL1 Sub-Account		AO5 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$92,072	$203,529	$(1,012,263)	$(1,105,827)
Net realized gains (losses)	3,382,956	6,712,086	1,541,550	4,336,516
Net change in unrealized appreciation/(depreciation)	(1,857,572)	(7,066,854)	1,126,567	(6,316,672)

Increase (decrease) in net assets from operations	1,617,456	(151,239)	1,655,854	(3,085,983)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	127,395	451,589	34,839	150,475
Transfers between Sub-Accounts (including the Fixed Account), net	811,505	2,010,545	(433,330)	4,548,464
Withdrawals, surrenders, annuitizations and contract charges	(9,600,495)	(8,382,364)	(10,642,824)	(13,258,709)

Net accumulation activity	(8,661,595)	(5,920,230)	(11,041,315)	(8,559,770)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(8,661,595)	(5,920,230)	(11,041,315)	(8,559,770)

Total increase (decrease) in net assets	(7,044,139)	(6,071,469)	(9,385,461)	(11,645,753)
Net assets at beginning of year	58,432,090	64,503,559	105,174,303	116,820,056

Net assets at end of year	$51,387,951	$58,432,090	$95,788,842	$105,174,303

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	AM2 Sub-Account		A98 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(97,866)	$(119,115)	$(238,600)	$170,281
Net realized gains (losses)	122,251	215,887	68,410	1,755,265
Net change in unrealized appreciation/(depreciation)	(521,205)	(343,090)	(958,522)	(877,571)

Increase (decrease) in net assets from operations	(496,820)	(246,318)	(1,128,712)	1,047,975

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	28,819	4,424	154,998	152,686
Transfers between Sub-Accounts (including the Fixed Account), net	525,809	3,254	1,569,332	(2,492,466)
Withdrawals, surrenders, annuitizations and contract charges	(1,085,771)	(1,137,708)	(6,179,646)	(10,198,444)

Net accumulation activity	(531,143)	(1,130,030)	(4,455,316)	(12,538,224)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(531,143)	(1,130,030)	(4,455,316)	(12,538,224)

Total increase (decrease) in net assets	(1,027,963)	(1,376,348)	(5,584,028)	(11,490,249)
Net assets at beginning of year	6,494,198	7,870,546	41,831,964	53,322,213

Net assets at end of year	$5,466,235	$6,494,198	$36,247,936	$41,831,964

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	A74 Sub-Account		B18 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(94,291)	$(97,752)	$(2,633,501)	$(4,101,370)
Net realized gains (losses)	(199,142)	1,248,623	(3,610,770)	40,445,842
Net change in unrealized appreciation/(depreciation)	1,701,594	(1,707,969)	17,488,056	(50,999,222)

Increase (decrease) in net assets from operations	1,408,161	(557,098)	11,243,785	(14,654,750)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	6,142	28,779	1,232,991	3,323,489
Transfers between Sub-Accounts (including the Fixed Account), net	2,979,499	254,073	(8,642,029)	(11,824,943)
Withdrawals, surrenders, annuitizations and contract charges	(1,007,835)	(1,721,606)	(65,074,938)	(76,235,061)

Net accumulation activity	1,977,806	(1,438,754)	(72,483,976)	(84,736,515)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(1,299)	(1,638)	(10,296)	(9,693)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(416)	(2,308)	1,594	89,814

Net annuitization activity	(1,715)	(3,946)	(8,702)	80,121

Net increase (decrease) from contract owner transactions	1,976,091	(1,442,700)	(72,492,678)	(84,656,394)

Total increase (decrease) in net assets	3,384,252	(1,999,798)	(61,248,893)	(99,311,144)
Net assets at beginning of year	7,178,377	9,178,175	584,729,720	684,040,864

Net assets at end of year	$10,562,629	$7,178,377	$523,480,827	$584,729,720

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	C65 Sub-Account[6]		C61 Sub-Account[6]
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$14,772	$(108,521)	$(1,062)	$(781)
Net realized gains (losses)	419,173	534,082	18,382	9,352
Net change in unrealized appreciation/(depreciation)	(789,644)	(473,389)	(5,992)	(8,767)

Increase (decrease) in net assets from operations	(355,699)	(47,828)	11,328	(196)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,250	82,589	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(6,207,815)	28,778	(63,363)	8,900
Withdrawals, surrenders, annuitizations and contract charges	(295,710)	(1,385,650)	(1,685)	(1,627)

Net accumulation activity	(6,502,275)	(1,274,283)	(65,048)	7,273

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(6,502,275)	(1,274,283)	(65,048)	7,273

Total increase (decrease) in net assets	(6,857,974)	(1,322,111)	(53,720)	7,077
Net assets at beginning of year	6,857,974	8,180,085	53,720	46,643

Net assets at end of year	$—	$6,857,974	$—	$53,720

[6]	The activities for this Sub-Account are for the period of January 1, 2016 to April 28, 2016. Refer to Note 1 for details on merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	C62 Sub-Account[6]		C64 Sub-Account[6]
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(387,267)	$(1,467,878)	$(84,028)	$(480,854)
Net realized gains (losses)	5,365,406	29,563,730	(883,833)	5,856,504
Net change in unrealized appreciation/(depreciation)	(10,365,643)	(28,042,806)	805,825	(5,360,937)

Increase (decrease) in net assets from operations	(5,387,504)	53,046	(162,036)	14,713

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	49,401	397,606	2,833	94,370
Transfers between Sub-Accounts (including the Fixed Account), net	(67,788,555)	(3,445,110)	(23,251,954)	(2,729,176)
Withdrawals, surrenders, annuitizations and contract charges	(3,182,630)	(16,470,232)	(1,112,697)	(4,895,337)

Net accumulation activity	(70,921,784)	(19,517,736)	(24,361,818)	(7,530,143)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(25)	(7,961)	(1,511)	(3,121)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	4,772	(5,640)	(1,823)	1,619

Net annuitization activity	4,747	(13,601)	(3,334)	(1,502)

Net increase (decrease) from contract owner transactions	(70,917,037)	(19,531,337)	(24,365,152)	(7,531,645)

Total increase (decrease) in net assets	(76,304,541)	(19,478,291)	(24,527,188)	(7,516,932)
Net assets at beginning of year	76,304,541	95,782,832	24,527,188	32,044,120

Net assets at end of year	$—	$76,304,541	$—	$24,527,188

[6]	The activities for this Sub-Account are for the period of January 1, 2016 to April 28, 2016. Refer to Note 1 for details on merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	C71 Sub-Account		C59 Sub-Account[7]
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(527)	$(386)	$(4,954)	$—
Net realized gains (losses)	4,598	2,329	8,708	—
Net change in unrealized appreciation/(depreciation)	8,282	(4,731)	10,886	—

Increase (decrease) in net assets from operations	12,353	(2,788)	14,640	—

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	4,146	713	485,471	—
Withdrawals, surrenders, annuitizations and contract charges	(1,293)	(155)	(6,756)	—

Net accumulation activity	2,853	558	478,715	—

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	2,853	558	478,715	—

Total increase (decrease) in net assets	15,206	(2,230)	493,355	—
Net assets at beginning of year	34,255	36,485	—	—

Net assets at end of year	$49,461	$34,255	$493,355	$—

[7]	The activities for this Sub-Account are for the period of April 29, 2016 to December 31, 2016. Refer to Note 1 for details on merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	C60 Sub-Account[7]		C89 Sub-Account[7]
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(809,750)	$—	$(573)	$—
Net realized gains (losses)	404,036	—	1,848	—
Net change in unrealized appreciation/(depreciation)	3,488,557	—	477	—

Increase (decrease) in net assets from operations	3,082,843	—	1,752	—

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	120,093	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	71,621,007	—	73,182	—
Withdrawals, surrenders, annuitizations and contract charges	(6,771,406)	—	(93)	—

Net accumulation activity	64,969,694	—	73,089	—

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(750)	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(1,131)	—	—	—

Net annuitization activity	(1,881)	—	—	—

Net increase (decrease) from contract owner transactions	64,967,813	—	73,089	—

Total increase (decrease) in net assets	68,050,656	—	74,841	—
Net assets at beginning of year	—	—	—	—

Net assets at end of year	$68,050,656	$—	$74,841	$—

[7]	The activities for this Sub-Account are for the period of April 29, 2016 to December 31, 2016. Refer to Note 1 for details on merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	C90 Sub-Account[7]		C58 Sub-Account[7]
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(254,099)	$—	$(2,282)	$—
Net realized gains (losses)	242,448	—	(23,703)	—
Net change in unrealized appreciation/(depreciation)	1,007,156	—	(170,414)	—

Increase (decrease) in net assets from operations	995,505	—	(196,399)	—

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	91,092	—	2,839	—
Transfers between Sub-Accounts (including the Fixed Account), net	22,013,026	—	6,630,758	—
Withdrawals, surrenders, annuitizations and contract charges	(2,042,527)	—	(465,735)	—

Net accumulation activity	20,061,591	—	6,167,862	—

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(9,055)	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	7,007	—	—	—

Net annuitization activity	(2,048)	—	—	—

Net increase (decrease) from contract owner transactions	20,059,543	—	6,167,862	—

Total increase (decrease) in net assets	21,055,048	—	5,971,463	—
Net assets at beginning of year	—	—	—	—

Net assets at end of year	$21,055,048	$—	$5,971,463	$—

[7]	The activities for this Sub-Account are for the period of April 29, 2016 to December 31, 2016. Refer to Note 1 for details on merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	FD7 Sub-Account		F24 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(510,394)	$(368,648)	$(2,021,445)	$(1,907,307)
Net realized gains (losses)	3,716,345	5,725,674	29,849,147	38,609,629
Net change in unrealized appreciation/(depreciation)	2,191,658	(6,715,114)	(16,883,252)	(38,668,638)

Increase (decrease) in net assets from operations	5,397,609	(1,358,088)	10,944,450	(1,966,316)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	463,997	297,019	185,105	741,859
Transfers between Sub-Accounts (including the Fixed Account), net	2,743,940	9,594,674	(3,633,844)	(1,506,512)
Withdrawals, surrenders, annuitizations and contract charges	(16,918,225)	(13,558,934)	(23,825,822)	(28,113,959)

Net accumulation activity	(13,710,288)	(3,667,241)	(27,274,561)	(28,878,612)

Annuitization Activity:
Annuitizations	—	—	—	11,100
Annuity payments and contract charges	—	—	(12,151)	(11,524)
Transfers between Sub-Accounts, net	(19,821)	—	—	—
Adjustments to annuity reserves	—	—	1,743	77,039

Net annuitization activity	(19,821)	—	(10,408)	76,615

Net increase (decrease) from contract owner transactions	(13,730,109)	(3,667,241)	(27,284,969)	(28,801,997)

Total increase (decrease) in net assets	(8,332,500)	(5,025,329)	(16,340,519)	(30,768,313)
Net assets at beginning of year	111,120,652	116,145,981	198,122,776	228,891,089

Net assets at end of year	$102,788,152	$111,120,652	$181,782,257	$198,122,776

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	F88 Sub-Account		FB9 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(15,036)	$(9,953)	$(88,335)	$(38,199)
Net realized gains (losses)	147,306	332,400	1,088,477	1,042,881
Net change in unrealized appreciation/(depreciation)	(26,722)	(395,217)	(407,679)	(1,397,562)

Increase (decrease) in net assets from operations	105,548	(72,770)	592,463	(392,880)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	291,599	12,909	58,614	131,274
Transfers between Sub-Accounts (including the Fixed Account), net	138,277	214,052	(97,067)	(152,219)
Withdrawals, surrenders, annuitizations and contract charges	(540,597)	(970,869)	(3,587,126)	(3,047,891)

Net accumulation activity	(110,721)	(743,908)	(3,625,579)	(3,068,836)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(110,721)	(743,908)	(3,625,579)	(3,068,836)

Total increase (decrease) in net assets	(5,173)	(816,678)	(3,033,116)	(3,461,716)
Net assets at beginning of year	3,006,722	3,823,400	18,207,001	21,668,717

Net assets at end of year	$3,001,549	$3,006,722	$15,173,885	$18,207,001

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	F15 Sub-Account		F41 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(120,338)	$(38,059)	$(1,529,441)	$(1,862,552)
Net realized gains (losses)	2,382,442	1,727,711	8,351,575	24,830,267
Net change in unrealized appreciation/(depreciation)	(1,247,476)	(2,262,373)	3,762,368	(26,098,584)

Increase (decrease) in net assets from operations	1,014,628	(572,721)	10,584,502	(3,130,869)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	102,709	228,640	138,763	755,652
Transfers between Sub-Accounts (including the Fixed Account), net	538,266	597,724	(7,259,933)	(1,932,026)
Withdrawals, surrenders, annuitizations and contract charges	(5,499,004)	(4,118,324)	(14,519,888)	(20,749,990)

Net accumulation activity	(4,858,029)	(3,291,960)	(21,641,058)	(21,926,364)

Annuitization Activity:
Annuitizations	—	—	11,528	—
Annuity payments and contract charges	—	—	(821)	(237)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	466	(367)

Net annuitization activity	—	—	11,173	(604)

Net increase (decrease) from contract owner transactions	(4,858,029)	(3,291,960)	(21,629,885)	(21,926,968)

Total increase (decrease) in net assets	(3,843,401)	(3,864,681)	(11,045,383)	(25,057,837)
Net assets at beginning of year	29,229,313	33,093,994	117,171,457	142,229,294

Net assets at end of year	$25,385,912	$29,229,313	$106,126,074	$117,171,457

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	FE3 Sub-Account		T21 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(3,585,479)	$(3,907,328)	$(244,573)	$93,857
Net realized gains (losses)	6,560,521	29,888,052	(3,194,842)	4,901,264
Net change in unrealized appreciation/(depreciation)	8,789,342	(22,728,981)	7,571,150	(11,890,041)

Increase (decrease) in net assets from operations	11,764,384	3,251,743	4,131,735	(6,894,920)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	462,501	1,705,632	82,418	156,483
Transfers between Sub-Accounts (including the Fixed Account), net	(286,546)	(13,453,042)	(2,802,108)	5,382,759
Withdrawals, surrenders, annuitizations and contract charges	(39,628,171)	(50,307,323)	(3,856,659)	(5,576,917)

Net accumulation activity	(39,452,216)	(62,054,733)	(6,576,349)	(37,675)

Annuitization Activity:
Annuitizations	—	8,162	4,940	—
Annuity payments and contract charges	(8,069)	(12,442)	(303)	(54)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	927	(1,288)	32	(451)

Net annuitization activity	(7,142)	(5,568)	4,669	(505)

Net increase (decrease) from contract owner transactions	(39,459,358)	(62,060,301)	(6,571,680)	(38,180)

Total increase (decrease) in net assets	(27,694,974)	(58,808,558)	(2,439,945)	(6,933,100)
Net assets at beginning of year	340,985,348	399,793,906	29,094,768	36,027,868

Net assets at end of year	$313,290,374	$340,985,348	$26,654,823	$29,094,768

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	T20 Sub-Account		FE6 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$287,977	$1,918,198	$807,235	$551,840
Net realized gains (losses)	3,672,437	15,074,702	1,452,790	1,426,335
Net change in unrealized appreciation/(depreciation)	1,420,627	(26,304,080)	1,437,883	(5,219,869)

Increase (decrease) in net assets from operations	5,381,041	(9,311,180)	3,697,908	(3,241,694)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,569,007	2,389,364	255,802	25,199
Transfers between Sub-Accounts (including the Fixed Account), net	(2,408,165)	4,427,321	(959,576)	98,640
Withdrawals, surrenders, annuitizations and contract charges	(20,181,040)	(25,443,424)	(7,069,106)	(5,097,311)

Net accumulation activity	(21,020,198)	(18,626,739)	(7,772,880)	(4,973,472)

Annuitization Activity:
Annuitizations	—	33,610	—	—
Annuity payments and contract charges	(11,363)	(42,062)	—	—
Transfers between Sub-Accounts, net	2,678	—	—	—
Adjustments to annuity reserves	9,083	1,229	—	—

Net annuitization activity	398	(7,223)	—	—

Net increase (decrease) from contract owner transactions	(21,019,800)	(18,633,962)	(7,772,880)	(4,973,472)

Total increase (decrease) in net assets	(15,638,759)	(27,945,142)	(4,074,972)	(8,215,166)
Net assets at beginning of year	121,352,263	149,297,405	37,738,539	45,953,705

Net assets at end of year	$105,713,504	$121,352,263	$33,663,567	$37,738,539

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	T59 Sub-Account		F56 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(102,202)	$476,805	$82,204	$253,040
Net realized gains (losses)	(374,276)	(391,232)	1,845,535	1,813,571
Net change in unrealized appreciation/(depreciation)	513,513	(596,607)	(315,112)	(4,116,234)

Increase (decrease) in net assets from operations	37,035	(511,034)	1,612,627	(2,049,623)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	7,886	25,465	105,860	143,881
Transfers between Sub-Accounts (including the Fixed Account), net	(69,227)	(406,211)	(860,901)	(124,738)
Withdrawals, surrenders, annuitizations and contract charges	(836,187)	(975,762)	(2,818,542)	(4,450,356)

Net accumulation activity	(897,528)	(1,356,508)	(3,573,583)	(4,431,213)

Annuitization Activity:
Annuitizations	—	—	—	8,701
Annuity payments and contract charges	—	—	(4,737)	(5,195)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	141	357

Net annuitization activity	—	—	(4,596)	3,863

Net increase (decrease) from contract owner transactions	(897,528)	(1,356,508)	(3,578,179)	(4,427,350)

Total increase (decrease) in net assets	(860,493)	(1,867,542)	(1,965,552)	(6,476,973)
Net assets at beginning of year	6,420,065	8,287,607	23,282,566	29,759,539

Net assets at end of year	$5,559,572	$6,420,065	$21,317,014	$23,282,566

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	F59 Sub-Account		FF0 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$2,869,899	$3,035,397	$74,257	$81,313
Net realized gains (losses)	(58,600)	2,002,908	(11,606)	23,779
Net change in unrealized appreciation/(depreciation)	7,041,316	(13,588,944)	208,664	(356,187)

Increase (decrease) in net assets from operations	9,852,615	(8,550,639)	271,315	(251,095)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	259,115	1,002,522	300	33,772
Transfers between Sub-Accounts (including the Fixed Account), net	(1,296,993)	(498,303)	(280,568)	34,730
Withdrawals, surrenders, annuitizations and contract charges	(12,117,843)	(16,970,281)	(299,511)	(242,776)

Net accumulation activity	(13,155,721)	(16,466,062)	(579,779)	(174,274)

Annuitization Activity:
Annuitizations	—	9,071	—	—
Annuity payments and contract charges	(13,027)	(20,863)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(4,945)	3,672	—	—

Net annuitization activity	(17,972)	(8,120)	—	—

Net increase (decrease) from contract owner transactions	(13,173,693)	(16,474,182)	(579,779)	(174,274)

Total increase (decrease) in net assets	(3,321,078)	(25,024,821)	(308,464)	(425,369)
Net assets at beginning of year	88,276,667	113,301,488	2,675,685	3,101,054

Net assets at end of year	$84,955,589	$88,276,667	$2,367,221	$2,675,685

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	F54 Sub-Account		FG8 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$572,567	$2,673,719	$1,020	$4,831
Net realized gains (losses)	28,009,838	28,661,796	31,325	29,873
Net change in unrealized appreciation/(depreciation)	(5,435,431)	(43,569,375)	12,209	(58,774)

Increase (decrease) in net assets from operations	23,146,974	(12,233,860)	44,554	(24,070)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	477,631	833,397	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(13,778,332)	4,331,272	321	15,060
Withdrawals, surrenders, annuitizations and contract charges	(24,490,740)	(27,517,364)	(37,424)	(5,440)

Net accumulation activity	(37,791,441)	(22,352,695)	(37,103)	9,620

Annuitization Activity:
Annuitizations	—	9,468	—	—
Annuity payments and contract charges	(8,860)	(42,541)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	126	(310)	—	—

Net annuitization activity	(8,734)	(33,383)	—	—

Net increase (decrease) from contract owner transactions	(37,800,175)	(22,386,078)	(37,103)	9,620

Total increase (decrease) in net assets	(14,653,201)	(34,619,938)	7,451	(14,450)
Net assets at beginning of year	183,026,033	217,645,971	290,680	305,130

Net assets at end of year	$168,372,832	$183,026,033	$298,131	$290,680

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	F53 Sub-Account		FJ9 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(277,347)	$(390,714)	$(6,956)	$(9,650)
Net realized gains (losses)	5,734,745	7,655,240	91,119	153,049
Net change in unrealized appreciation/(depreciation)	2,859,711	(10,576,313)	104,434	(226,195)

Increase (decrease) in net assets from operations	8,317,109	(3,311,787)	188,597	(82,796)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	241,236	254,925	18,011	5,182
Transfers between Sub-Accounts (including the Fixed Account), net	(4,281,334)	1,874,384	(16,256)	27,186
Withdrawals, surrenders, annuitizations and contract charges	(4,073,328)	(6,075,382)	(126,428)	(93,065)

Net accumulation activity	(8,113,426)	(3,946,073)	(124,673)	(60,697)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	(25,547)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	(25,547)	—	—

Net increase (decrease) from contract owner transactions	(8,113,426)	(3,971,620)	(124,673)	(60,697)

Total increase (decrease) in net assets	203,683	(7,283,407)	63,924	(143,493)
Net assets at beginning of year	33,770,572	41,053,979	813,592	957,085

Net assets at end of year	$33,974,255	$33,770,572	$877,516	$813,592

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	T28 Sub-Account		FJ0 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$365,552	$1,255,079	$5,193	$20,721
Net realized gains (losses)	(900,842)	(764,823)	(17,573)	(13,755)
Net change in unrealized appreciation/(depreciation)	1,731,018	(1,814,400)	31,075	(29,839)

Increase (decrease) in net assets from operations	1,195,728	(1,324,144)	18,695	(22,873)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	6,269	242,582	—	31,258
Transfers between Sub-Accounts (including the Fixed Account), net	(319,305)	(1,920,007)	12,401	18,148
Withdrawals, surrenders, annuitizations and contract charges	(2,992,526)	(4,663,372)	(66,353)	(141,497)

Net accumulation activity	(3,305,562)	(6,340,797)	(53,952)	(92,091)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(3,305,562)	(6,340,797)	(53,952)	(92,091)

Total increase (decrease) in net assets	(2,109,834)	(7,664,941)	(35,257)	(114,964)
Net assets at beginning of year	21,339,869	29,004,810	364,463	479,427

Net assets at end of year	$19,230,035	$21,339,869	$329,206	$364,463

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	H24 Sub-Account		H27 Sub-Account[8]
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$53,189	$56,304	$—	$22,931
Net realized gains (losses)	75,287	322,110	—	304,480
Net change in unrealized appreciation/(depreciation)	(29,483)	(478,846)	—	(275,874)

Increase (decrease) in net assets from operations	98,993	(100,432)	—	51,537

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	4,733	—	18
Transfers between Sub-Accounts (including the Fixed Account), net	(88,416)	(562,514)	—	(2,166,691)
Withdrawals, surrenders, annuitizations and contract charges	(375,548)	(674,014)	—	(7,125)

Net accumulation activity	(463,964)	(1,231,795)	—	(2,173,798)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(463,964)	(1,231,795)	—	(2,173,798)

Total increase (decrease) in net assets	(364,971)	(1,332,227)	—	(2,122,261)
Net assets at beginning of year	1,892,317	3,224,544	—	2,122,261

Net assets at end of year	$1,527,346	$1,892,317	$—	$—

[8]	Huntington VA International Equity Sub-Account (H27) was liquidated and closed in 2015 and therefore does not appear on the Statement of Assets and Liabilities as of December 31, 2016.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	H32 Sub-Account		V35 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(17,449)	$(25,108)	$(146,190)	$(183,731)
Net realized gains (losses)	457,157	774,416	101,492	1,934,775
Net change in unrealized appreciation/(depreciation)	(273,095)	(955,562)	1,234,575	(2,879,174)

Increase (decrease) in net assets from operations	166,613	(206,254)	1,189,877	(1,128,130)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	2,074	35,173	26,738
Transfers between Sub-Accounts (including the Fixed Account), net	(106,704)	(883,822)	(917,634)	1,186,165
Withdrawals, surrenders, annuitizations and contract charges	(376,556)	(489,913)	(1,321,857)	(1,701,866)

Net accumulation activity	(483,260)	(1,371,661)	(2,204,318)	(488,963)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(483,260)	(1,371,661)	(2,204,318)	(488,963)

Total increase (decrease) in net assets	(316,647)	(1,577,915)	(1,014,441)	(1,617,093)
Net assets at beginning of year	2,112,682	3,690,597	10,234,351	11,851,444

Net assets at end of year	$1,796,035	$2,112,682	$9,219,910	$10,234,351

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	V13 Sub-Account		V11 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(116,135)	$609	$15,778	$817,563
Net realized gains (losses)	4,289,973	3,334,177	5,167,910	16,131,327
Net change in unrealized appreciation/(depreciation)	159,653	(6,255,474)	7,625,769	(21,731,077)

Increase (decrease) in net assets from operations	4,333,491	(2,920,688)	12,809,457	(4,782,187)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	79,513	258,219	241,145	514,797
Transfers between Sub-Accounts (including the Fixed Account), net	(1,647,048)	674,993	(4,231,891)	6,078,778
Withdrawals, surrenders, annuitizations and contract charges	(4,177,909)	(5,375,079)	(12,755,833)	(13,892,294)

Net accumulation activity	(5,745,444)	(4,441,867)	(16,746,579)	(7,298,719)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	(20,151)	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	(20,151)	—

Net increase (decrease) from contract owner transactions	(5,745,444)	(4,441,867)	(16,766,730)	(7,298,719)

Total increase (decrease) in net assets	(1,411,953)	(7,362,555)	(3,957,273)	(12,080,906)
Net assets at beginning of year	33,829,593	41,192,148	109,646,517	121,727,423

Net assets at end of year	$32,417,640	$33,829,593	$105,689,244	$109,646,517

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	AC1 Sub-Account		J88 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(14,786)	$(8,156)	$380,605	$683,971
Net realized gains (losses)	(65,048)	45,817	(102,727)	(332,440)
Net change in unrealized appreciation/(depreciation)	4,148	(197,611)	(436,319)	(639,197)

Increase (decrease) in net assets from operations	(75,686)	(159,950)	(158,441)	(287,666)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	468	4,526	41,651	42,737
Transfers between Sub-Accounts (including the Fixed Account), net	(145,979)	1,609,845	14,641,644	7,205,794
Withdrawals, surrenders, annuitizations and contract charges	(266,197)	(317,296)	(5,387,840)	(6,187,186)

Net accumulation activity	(411,708)	1,297,075	9,295,455	1,061,345

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(411,708)	1,297,075	9,295,455	1,061,345

Total increase (decrease) in net assets	(487,394)	1,137,125	9,137,014	773,679
Net assets at beginning of year	3,100,461	1,963,336	36,693,573	35,919,894

Net assets at end of year	$2,613,067	$3,100,461	$45,830,587	$36,693,573

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	J94 Sub-Account		L11 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(92,586)	$(71,894)	$(253,828)	$(233,831)
Net realized gains (losses)	242,013	1,442,815	(2,096,961)	(982,196)
Net change in unrealized appreciation/(depreciation)	748,115	(1,648,037)	9,394,975	(9,103,925)

Increase (decrease) in net assets from operations	897,542	(277,116)	7,044,186	(10,319,952)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	44,690	84,234	76,521	276,448
Transfers between Sub-Accounts (including the Fixed Account), net	976,165	348,884	(3,962,913)	6,314,931
Withdrawals, surrenders, annuitizations and contract charges	(1,015,573)	(2,807,856)	(4,873,656)	(7,117,919)

Net accumulation activity	5,282	(2,374,738)	(8,760,048)	(526,540)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(151)	(175)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	48	(140)

Net annuitization activity	—	—	(103)	(315)

Net increase (decrease) from contract owner transactions	5,282	(2,374,738)	(8,760,151)	(526,855)

Total increase (decrease) in net assets	902,824	(2,651,854)	(1,715,965)	(10,846,807)
Net assets at beginning of year	10,824,807	13,476,661	40,573,672	51,420,479

Net assets at end of year	$11,727,631	$10,824,807	$38,857,707	$40,573,672

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	L18 Sub-Account		L17 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(496,675)	$(587,058)	$(241,092)	$(288,438)
Net realized gains (losses)	(528,038)	3,354,162	349,215	4,092,528
Net change in unrealized appreciation/(depreciation)	850,645	(2,217,402)	5,101,914	(6,107,859)

Increase (decrease) in net assets from operations	(174,068)	549,702	5,210,037	(2,303,769)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	290,685	433,871	152,801	405,434
Transfers between Sub-Accounts (including the Fixed Account), net	(658,492)	607,174	(2,163,000)	(668,464)
Withdrawals, surrenders, annuitizations and contract charges	(4,525,399)	(5,259,765)	(4,848,778)	(6,345,368)

Net accumulation activity	(4,893,206)	(4,218,720)	(6,858,977)	(6,608,398)

Annuitization Activity:
Annuitizations	—	1,555	—	—
Annuity payments and contract charges	(2,106)	(2,133)	(398)	(403)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	987	739	(196)	(99)

Net annuitization activity	(1,119)	161	(594)	(502)

Net increase (decrease) from contract owner transactions	(4,894,325)	(4,218,559)	(6,859,571)	(6,608,900)

Total increase (decrease) in net assets	(5,068,393)	(3,668,857)	(1,649,534)	(8,912,669)
Net assets at beginning of year	31,539,261	35,208,118	41,432,558	50,345,227

Net assets at end of year	$26,470,868	$31,539,261	$39,783,024	$41,432,558

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M07 Sub-Account		M35 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$5,460,151	$4,830,151	$4,065,731	$3,195,049
Net realized gains (losses)	14,125,995	19,004,075	16,697,814	24,529,776
Net change in unrealized appreciation/(depreciation)	7,308,505	(30,547,340)	7,066,409	(37,460,275)

Increase (decrease) in net assets from operations	26,894,651	(6,713,114)	27,829,954	(9,735,450)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,986,570	6,744,488	2,913,170	6,389,439
Transfers between Sub-Accounts (including the Fixed Account), net	1,052,378	(2,004,170)	(534,179)	(5,562,404)
Withdrawals, surrenders, annuitizations and contract charges	(46,186,626)	(48,163,124)	(66,420,642)	(81,208,798)

Net accumulation activity	(42,147,678)	(43,422,806)	(64,041,651)	(80,381,763)

Annuitization Activity:
Annuitizations	261,262	160,123	—	140,602
Annuity payments and contract charges	(6,290)	(623,394)	(34,020)	(36,999)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(51,884)	(282,422)	6,221	10,739

Net annuitization activity	203,088	(745,693)	(27,799)	114,342

Net increase (decrease) from contract owner transactions	(41,944,590)	(44,168,499)	(64,069,450)	(80,267,421)

Total increase (decrease) in net assets	(15,049,939)	(50,881,613)	(36,239,496)	(90,002,871)
Net assets at beginning of year	377,393,483	428,275,096	423,982,545	513,985,416

Net assets at end of year	$362,343,544	$377,393,483	$387,743,049	$423,982,545

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M31 Sub-Account		M80 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(1,780,232)	$(1,783,451)	$(334,026)	$(350,358)
Net realized gains (losses)	12,988,508	13,442,217	1,908,610	2,850,541
Net change in unrealized appreciation/(depreciation)	(10,067,507)	(3,336,921)	(1,478,730)	(1,419,222)

Increase (decrease) in net assets from operations	1,140,769	8,321,845	95,854	1,080,961

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,284,225	1,283,544	361,216	84,933
Transfers between Sub-Accounts (including the Fixed Account), net	(1,712,393)	(508,407)	2,121,971	827,960
Withdrawals, surrenders, annuitizations and contract charges	(13,405,240)	(14,694,189)	(1,751,951)	(2,962,156)

Net accumulation activity	(13,833,408)	(13,919,052)	731,236	(2,049,263)

Annuitization Activity:
Annuitizations	791	(9,684)	—	—
Annuity payments and contract charges	(83,277)	(110,409)	(6,213)	(4,375)
Transfers between Sub-Accounts, net	72	—	—	—
Adjustments to annuity reserves	15,653	22,445	(2,013)	1,654

Net annuitization activity	(66,761)	(97,648)	(8,226)	(2,721)

Net increase (decrease) from contract owner transactions	(13,900,169)	(14,016,700)	723,010	(2,051,984)

Total increase (decrease) in net assets	(12,759,400)	(5,694,855)	818,864	(971,023)
Net assets at beginning of year	136,388,570	142,083,425	20,421,532	21,392,555

Net assets at end of year	$123,629,170	$136,388,570	$21,240,396	$20,421,532

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MF1 Sub-Account		M41 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(309,830)	$(349,308)	$(518,105)	$(628,440)
Net realized gains (losses)	2,490,124	3,562,968	3,946,507	6,597,900
Net change in unrealized appreciation/(depreciation)	(1,522,725)	(2,464,173)	(2,573,970)	(4,741,035)

Increase (decrease) in net assets from operations	657,569	749,487	854,432	1,228,425

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	392,700	145,601	110,435	169,940
Transfers between Sub-Accounts (including the Fixed Account), net	(414,260)	546,435	(459,384)	(1,351,384)
Withdrawals, surrenders, annuitizations and contract charges	(2,760,467)	(2,680,643)	(4,908,759)	(6,937,812)

Net accumulation activity	(2,782,027)	(1,988,607)	(5,257,708)	(8,119,256)

Annuitization Activity:
Annuitizations	—	(10,204)	—	—
Annuity payments and contract charges	(5,189)	(64,972)	(471)	(861)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	3,712	(6,835)	(263)	(709)

Net annuitization activity	(1,477)	(82,011)	(734)	(1,570)

Net increase (decrease) from contract owner transactions	(2,783,504)	(2,070,618)	(5,258,442)	(8,120,826)

Total increase (decrease) in net assets	(2,125,935)	(1,321,131)	(4,404,010)	(6,892,401)
Net assets at beginning of year	22,872,751	24,193,882	33,576,678	40,469,079

Net assets at end of year	$20,746,816	$22,872,751	$29,172,668	$33,576,678

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M05 Sub-Account		M42 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(696,757)	$(830,096)	$(803,915)	$(972,905)
Net realized gains (losses)	(881,854)	(240,647)	(2,162,263)	(1,025,857)
Net change in unrealized appreciation/(depreciation)	4,864,638	(466,705)	6,103,751	565,599

Increase (decrease) in net assets from operations	3,286,027	(1,537,448)	3,137,573	(1,433,163)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	479,452	1,002,567	508,372	773,852
Transfers between Sub-Accounts (including the Fixed Account), net	(1,542,866)	75,275	(2,559,730)	(880,719)
Withdrawals, surrenders, annuitizations and contract charges	(5,955,286)	(7,002,944)	(7,570,706)	(9,572,823)

Net accumulation activity	(7,018,700)	(5,925,102)	(9,622,064)	(9,679,690)

Annuitization Activity:
Annuitizations	1,150	—	—	8,720
Annuity payments and contract charges	(10,135)	(105,441)	(10,477)	(10,405)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	3,765	(659)	(966)	4,546

Net annuitization activity	(5,220)	(106,100)	(11,443)	2,861

Net increase (decrease) from contract owner transactions	(7,023,920)	(6,031,202)	(9,633,507)	(9,676,829)

Total increase (decrease) in net assets	(3,737,893)	(7,568,650)	(6,495,934)	(11,109,992)
Net assets at beginning of year	51,473,702	59,042,352	51,679,700	62,789,692

Net assets at end of year	$47,735,809	$51,473,702	$45,183,766	$51,679,700

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M89 Sub-Account		M82 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$9,672,580	$10,563,597	$(1,825,332)	$(2,197,065)
Net realized gains (losses)	(1,031,005)	(1,484,534)	21,457,658	21,548,375
Net change in unrealized appreciation/(depreciation)	6,247,595	(23,023,650)	(9,398,261)	(21,081,678)

Increase (decrease) in net assets from operations	14,889,170	(13,944,587)	10,234,065	(1,730,368)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,354,361	3,306,669	97,895	766,962
Transfers between Sub-Accounts (including the Fixed Account), net	26,334,360	(18,757,048)	(5,258,632)	(4,404,991)
Withdrawals, surrenders, annuitizations and contract charges	(73,350,616)	(81,941,751)	(19,988,617)	(23,905,772)

Net accumulation activity	(45,661,895)	(97,392,130)	(25,149,354)	(27,543,801)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(11,049)	(12,824)	(820)	(11,795)
Transfers between Sub-Accounts, net	(13,006)	—	—	—
Adjustments to annuity reserves	4,906	77,913	739	(2,564)

Net annuitization activity	(19,149)	65,089	(81)	(14,359)

Net increase (decrease) from contract owner transactions	(45,681,044)	(97,327,041)	(25,149,435)	(27,558,160)

Total increase (decrease) in net assets	(30,791,874)	(111,271,628)	(14,915,370)	(29,288,528)
Net assets at beginning of year	610,129,654	721,401,282	166,083,179	195,371,707

Net assets at end of year	$579,337,780	$610,129,654	$151,167,809	$166,083,179

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M44 Sub-Account		M40 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$2,804,740	$3,821,668	$1,378,265	$1,849,009
Net realized gains (losses)	(3,391,432)	6,362,498	(5,036,250)	3,253,188
Net change in unrealized appreciation/(depreciation)	11,624,905	(32,705,984)	10,466,083	(18,611,448)

Increase (decrease) in net assets from operations	11,038,213	(22,521,818)	6,808,098	(13,509,251)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	726,525	2,862,813	355,583	492,092
Transfers between Sub-Accounts (including the Fixed Account), net	(1,428,512)	(2,756,964)	(3,466,557)	4,509,900
Withdrawals, surrenders, annuitizations and contract charges	(14,736,811)	(18,732,085)	(10,054,953)	(14,606,276)

Net accumulation activity	(15,438,798)	(18,626,236)	(13,165,927)	(9,604,284)

Annuitization Activity:
Annuitizations	35,575	(28,671)	—	—
Annuity payments and contract charges	(84,678)	(276,467)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	92,423	(24,790)	—	—

Net annuitization activity	43,320	(329,928)	—	—

Net increase (decrease) from contract owner transactions	(15,395,478)	(18,956,164)	(13,165,927)	(9,604,284)

Total increase (decrease) in net assets	(4,357,265)	(41,477,982)	(6,357,829)	(23,113,535)
Net assets at beginning of year	115,876,289	157,354,271	73,904,560	97,018,095

Net assets at end of year	$111,519,024	$115,876,289	$67,546,731	$73,904,560

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M83 Sub-Account		M08 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$1,294,278	$2,038,157	$283,751	$628,841
Net realized gains (losses)	32,205,442	31,075,845	9,671,971	9,392,674
Net change in unrealized appreciation/(depreciation)	(1,151,397)	(39,969,865)	5,888,527	(13,989,146)

Increase (decrease) in net assets from operations	32,348,323	(6,855,863)	15,844,249	(3,967,631)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,250,152	3,858,480	829,538	1,040,545
Transfers between Sub-Accounts (including the Fixed Account), net	(14,338,237)	(2,424,459)	(4,638,030)	(6,313,264)
Withdrawals, surrenders, annuitizations and contract charges	(39,279,532)	(50,748,973)	(20,750,009)	(26,465,630)

Net accumulation activity	(51,367,617)	(49,314,952)	(24,558,501)	(31,738,349)

Annuitization Activity:
Annuitizations	23,055	69,943	—	—
Annuity payments and contract charges	(14,433)	(792,967)	(6,195)	(10,836)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	73,705	20,459	(6,624)	7,780

Net annuitization activity	82,327	(702,565)	(12,819)	(3,056)

Net increase (decrease) from contract owner transactions	(51,285,290)	(50,017,517)	(24,571,320)	(31,741,405)

Total increase (decrease) in net assets	(18,936,967)	(56,873,380)	(8,727,071)	(35,709,036)
Net assets at beginning of year	291,415,553	348,288,933	146,351,881	182,060,917

Net assets at end of year	$272,478,586	$291,415,553	$137,624,810	$146,351,881

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MB6 Sub-Account		MB7 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$941	$461,871	$(371,185)	$(409,078)
Net realized gains (losses)	45,603,229	44,186,666	19,446,085	19,495,598
Net change in unrealized appreciation/(depreciation)	(27,555,311)	(45,247,557)	(14,268,007)	(19,667,165)

Increase (decrease) in net assets from operations	18,048,859	(599,020)	4,806,893	(580,645)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,765,009	4,274,832	1,500,578	1,404,410
Transfers between Sub-Accounts (including the Fixed Account), net	(2,725,491)	(3,215,855)	(3,261,122)	(2,690,910)
Withdrawals, surrenders, annuitizations and contract charges	(34,086,045)	(38,375,153)	(13,344,167)	(17,057,461)

Net accumulation activity	(34,046,527)	(37,316,176)	(15,104,711)	(18,343,961)

Annuitization Activity:
Annuitizations	45,743	31,271	—	99,680
Annuity payments and contract charges	(243,391)	(286,907)	(20,858)	(22,842)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	19,964	(66,662)	1,131	17,224

Net annuitization activity	(177,684)	(322,298)	(19,727)	94,062

Net increase (decrease) from contract owner transactions	(34,224,211)	(37,638,474)	(15,124,438)	(18,249,899)

Total increase (decrease) in net assets	(16,175,352)	(38,237,494)	(10,317,545)	(18,830,544)
Net assets at beginning of year	290,589,545	328,827,039	86,489,467	105,320,011

Net assets at end of year	$274,414,193	$290,589,545	$76,171,922	$86,489,467

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MC0 Sub-Account		MA0 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$1,653,391	$1,734,041	$3,488,070	$3,832,529
Net realized gains (losses)	480,848	1,239,144	(1,276,881)	728,993
Net change in unrealized appreciation/(depreciation)	934,333	(4,079,078)	4,340,005	(8,225,306)

Increase (decrease) in net assets from operations	3,068,572	(1,105,893)	6,551,194	(3,663,784)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	56,357	937,183	527,435	929,295
Transfers between Sub-Accounts (including the Fixed Account), net	1,240,236	1,431,086	8,196,504	3,281,325
Withdrawals, surrenders, annuitizations and contract charges	(9,059,556)	(9,249,972)	(20,962,714)	(22,704,335)

Net accumulation activity	(7,762,963)	(6,881,703)	(12,238,775)	(18,493,715)

Annuitization Activity:
Annuitizations	—	21,567	—	—
Annuity payments and contract charges	(51,199)	(102,325)	(1,099)	(1,081)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	23,268	(34,848)	276	(416)

Net annuitization activity	(27,931)	(115,606)	(823)	(1,497)

Net increase (decrease) from contract owner transactions	(7,790,894)	(6,997,309)	(12,239,598)	(18,495,212)

Total increase (decrease) in net assets	(4,722,322)	(8,103,202)	(5,688,404)	(22,158,996)
Net assets at beginning of year	63,529,911	71,633,113	155,094,085	177,253,081

Net assets at end of year	$58,807,589	$63,529,911	$149,405,681	$155,094,085

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MC2 Sub-Account		MC1 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(664,053)	$(978,326)	$(459,334)	$(596,700)
Net realized gains (losses)	11,096,408	12,730,396	6,033,567	7,664,005
Net change in unrealized appreciation/(depreciation)	(1,536,661)	(13,335,923)	(2,234,719)	(7,888,228)

Increase (decrease) in net assets from operations	8,895,694	(1,583,853)	3,339,514	(820,923)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	489,691	1,170,344	283,641	201,278
Transfers between Sub-Accounts (including the Fixed Account), net	78,005	(1,157,673)	(99,873)	2,661,225
Withdrawals, surrenders, annuitizations and contract charges	(11,493,240)	(12,579,415)	(7,147,915)	(6,963,982)

Net accumulation activity	(10,925,544)	(12,566,744)	(6,964,147)	(4,101,479)

Annuitization Activity:
Annuitizations	2,756	28,362	—	80,970
Annuity payments and contract charges	(73,540)	(96,724)	(11,958)	(14,961)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	35,129	19,693	(469)	6,376

Net annuitization activity	(35,655)	(48,669)	(12,427)	72,385

Net increase (decrease) from contract owner transactions	(10,961,199)	(12,615,413)	(6,976,574)	(4,029,094)

Total increase (decrease) in net assets	(2,065,505)	(14,199,266)	(3,637,060)	(4,850,017)
Net assets at beginning of year	99,683,494	113,882,760	41,219,748	46,069,765

Net assets at end of year	$97,617,989	$99,683,494	$37,582,688	$41,219,748

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MC3 Sub-Account		MA1 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(140,146)	$(103,125)	$(249,574)	$(235,871)
Net realized gains (losses)	(876,812)	(239,625)	(939,995)	(790,044)
Net change in unrealized appreciation/(depreciation)	2,294,519	(2,633,660)	2,603,467	(2,211,635)

Increase (decrease) in net assets from operations	1,277,561	(2,976,410)	1,413,898	(3,237,550)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	80,610	265,402	56,597	53,865
Transfers between Sub-Accounts (including the Fixed Account), net	(328,148)	(303,213)	(700,357)	1,452,038
Withdrawals, surrenders, annuitizations and contract charges	(1,914,400)	(3,168,258)	(2,227,714)	(3,628,023)

Net accumulation activity	(2,161,938)	(3,206,069)	(2,871,474)	(2,122,120)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(21,049)	(71,100)	(1,925)	(1,399)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	6,592	12,975	(657)	390

Net annuitization activity	(14,457)	(58,125)	(2,582)	(1,009)

Net increase (decrease) from contract owner transactions	(2,176,395)	(3,264,194)	(2,874,056)	(2,123,129)

Total increase (decrease) in net assets	(898,834)	(6,240,604)	(1,460,158)	(5,360,679)
Net assets at beginning of year	17,765,433	24,006,037	20,171,751	25,532,430

Net assets at end of year	$16,866,599	$17,765,433	$18,711,593	$20,171,751

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MC4 Sub-Account		MC5 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(177,934)	$134,368	$(26,441)	$17,570
Net realized gains (losses)	(39,356)	(176,437)	(9,928)	(47,272)
Net change in unrealized appreciation/(depreciation)	122,435	(665,451)	17,206	(79,587)

Increase (decrease) in net assets from operations	(94,855)	(707,520)	(19,163)	(109,289)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	154,815	231,386	37,259	571
Transfers between Sub-Accounts (including the Fixed Account), net	533,175	(166,343)	100,735	21,566
Withdrawals, surrenders, annuitizations and contract charges	(1,663,167)	(1,741,888)	(130,993)	(133,148)

Net accumulation activity	(975,177)	(1,676,845)	7,001	(111,011)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(4,652)	(4,429)	(1,964)	(1,333)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	22,189	(84,304)	(634)	354

Net annuitization activity	17,537	(88,733)	(2,598)	(979)

Net increase (decrease) from contract owner transactions	(957,640)	(1,765,578)	4,403	(111,990)

Total increase (decrease) in net assets	(1,052,495)	(2,473,098)	(14,760)	(221,279)
Net assets at beginning of year	12,301,550	14,774,648	1,583,099	1,804,378

Net assets at end of year	$11,249,055	$12,301,550	$1,568,339	$1,583,099

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MC6 Sub-Account		MC7 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(385,015)	$(237,329)	$(28,283)	$(21,830)
Net realized gains (losses)	5,189,083	5,207,218	218,641	233,090
Net change in unrealized appreciation/(depreciation)	(2,718,191)	(6,371,051)	(111,293)	(277,172)

Increase (decrease) in net assets from operations	2,085,877	(1,401,162)	79,065	(65,912)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	211,816	446,388	7,785	40,617
Transfers between Sub-Accounts (including the Fixed Account), net	(532,400)	82,673	520,703	(88,948)
Withdrawals, surrenders, annuitizations and contract charges	(4,703,628)	(5,256,984)	(278,844)	(188,375)

Net accumulation activity	(5,024,212)	(4,727,923)	249,644	(236,706)

Annuitization Activity:
Annuitizations	33,723	—	—	—
Annuity payments and contract charges	(35,705)	(49,441)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	26,414	(32,431)	—	—

Net annuitization activity	24,432	(81,872)	—	—

Net increase (decrease) from contract owner transactions	(4,999,780)	(4,809,795)	249,644	(236,706)

Total increase (decrease) in net assets	(2,913,903)	(6,210,957)	328,709	(302,618)
Net assets at beginning of year	46,420,205	52,631,162	1,996,561	2,299,179

Net assets at end of year	$43,506,302	$46,420,205	$2,325,270	$1,996,561

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MC8 Sub-Account		MC9 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(259,214)	$(144,225)	$(49,201)	$(47,899)
Net realized gains (losses)	4,121,138	5,436,298	382,008	705,314
Net change in unrealized appreciation/(depreciation)	(519,176)	(7,191,932)	(107,094)	(826,788)

Increase (decrease) in net assets from operations	3,342,748	(1,899,859)	225,713	(169,373)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	750,445	1,284,719	46,216	62,465
Transfers between Sub-Accounts (including the Fixed Account), net	(839,943)	(950,386)	(114,434)	49,151
Withdrawals, surrenders, annuitizations and contract charges	(9,910,830)	(12,981,742)	(899,518)	(1,297,259)

Net accumulation activity	(10,000,328)	(12,647,409)	(967,736)	(1,185,643)

Annuitization Activity:
Annuitizations	18,857	381,086	—	—
Annuity payments and contract charges	(92,754)	(148,995)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	47,107	(172)	—	—

Net annuitization activity	(26,790)	231,919	—	—

Net increase (decrease) from contract owner transactions	(10,027,118)	(12,415,490)	(967,736)	(1,185,643)

Total increase (decrease) in net assets	(6,684,370)	(14,315,349)	(742,023)	(1,355,016)
Net assets at beginning of year	93,596,211	107,911,560	7,232,070	8,587,086

Net assets at end of year	$86,911,841	$93,596,211	$6,490,047	$7,232,070

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MD0 Sub-Account		M92 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(771,915)	$2,281,449	$(11,351,941)	$26,849,977
Net realized gains (losses)	3,189,742	1,027,288	43,773,220	26,102,176
Net change in unrealized appreciation/(depreciation)	149,062	(5,386,048)	(1,178,737)	(83,544,211)

Increase (decrease) in net assets from operations	2,566,889	(2,077,311)	31,242,542	(30,592,058)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	474,648	558,090	829,955	2,539,819
Transfers between Sub-Accounts (including the Fixed Account), net	(53,289)	(204,635)	(6,741,194)	(10,651,010)
Withdrawals, surrenders, annuitizations and contract charges	(6,316,932)	(7,459,793)	(63,534,458)	(92,592,695)

Net accumulation activity	(5,895,573)	(7,106,338)	(69,445,697)	(100,703,886)

Annuitization Activity:
Annuitizations	33,723	226,587	—	—
Annuity payments and contract charges	(57,357)	(231,695)	(8,172)	(8,642)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	3,861	(26,036)	862	(1,716)

Net annuitization activity	(19,773)	(31,144)	(7,310)	(10,358)

Net increase (decrease) from contract owner transactions	(5,915,346)	(7,137,482)	(69,453,007)	(100,714,244)

Total increase (decrease) in net assets	(3,348,457)	(9,214,793)	(38,210,465)	(131,306,302)
Net assets at beginning of year	54,757,714	63,972,507	724,423,931	855,730,233

Net assets at end of year	$51,409,257	$54,757,714	$686,213,466	$724,423,931

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M96 Sub-Account		MD2 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$1,241,293	$1,427,712	$1,663,327	$2,092,781
Net realized gains (losses)	(129,437)	(14,318)	(2,005,404)	(1,761,590)
Net change in unrealized appreciation/(depreciation)	(1,271,728)	(2,398,424)	(1,322,009)	(3,733,219)

Increase (decrease) in net assets from operations	(159,872)	(985,030)	(1,664,086)	(3,402,028)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	335,604	1,800,030	899,179	2,260,897
Transfers between Sub-Accounts (including the Fixed Account), net	3,346,393	(1,162,638)	17,328,017	317,003
Withdrawals, surrenders, annuitizations and contract charges	(12,892,775)	(13,648,363)	(35,720,592)	(36,387,186)

Net accumulation activity	(9,210,778)	(13,010,971)	(17,493,396)	(33,809,286)

Annuitization Activity:
Annuitizations	23,381	(27,174)	—	63,649
Annuity payments and contract charges	(83,876)	(174,046)	(32,232)	(52,550)
Transfers between Sub-Accounts, net	16,401	—	(12,857)	—
Adjustments to annuity reserves	44,312	(37,459)	17,507	(14,635)

Net annuitization activity	218	(238,679)	(27,582)	(3,536)

Net increase (decrease) from contract owner transactions	(9,210,560)	(13,249,650)	(17,520,978)	(33,812,822)

Total increase (decrease) in net assets	(9,370,432)	(14,234,680)	(19,185,064)	(37,214,850)
Net assets at beginning of year	102,055,769	116,290,449	233,787,906	271,002,756

Net assets at end of year	$92,685,337	$102,055,769	$214,602,842	$233,787,906

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MA6 Sub-Account		MA3 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$3,163,519	$3,832,690	$2,644,924	$3,174,338
Net realized gains (losses)	205,543	1,485,477	(822,955)	609,412
Net change in unrealized appreciation/(depreciation)	3,781,611	(8,916,165)	4,428,188	(7,311,162)

Increase (decrease) in net assets from operations	7,150,673	(3,597,998)	6,250,157	(3,527,412)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	639,098	897,148	328,822	551,382
Transfers between Sub-Accounts (including the Fixed Account), net	(393,966)	(1,380,178)	(2,038,223)	1,232,299
Withdrawals, surrenders, annuitizations and contract charges	(9,642,252)	(9,846,143)	(9,544,160)	(11,736,522)

Net accumulation activity	(9,397,120)	(10,329,173)	(11,253,561)	(9,952,841)

Annuitization Activity:
Annuitizations	2,296	14,677	6,587	16,255
Annuity payments and contract charges	(27,994)	(43,201)	(8,273)	(10,571)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	17,995	(8,724)	5,044	(7,731)

Net annuitization activity	(7,703)	(37,248)	3,358	(2,047)

Net increase (decrease) from contract owner transactions	(9,404,823)	(10,366,421)	(11,250,203)	(9,954,888)

Total increase (decrease) in net assets	(2,254,150)	(13,964,419)	(5,000,046)	(13,482,300)
Net assets at beginning of year	61,795,969	75,760,388	57,755,879	71,238,179

Net assets at end of year	$59,541,819	$61,795,969	$52,755,833	$57,755,879

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M97 Sub-Account		MD5 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(117,221)	$42,426	$(130,544)	$(68,545)
Net realized gains (losses)	2,628,540	1,685,679	1,095,370	1,190,913
Net change in unrealized appreciation/(depreciation)	(2,097,320)	(2,026,355)	(798,922)	(1,314,691)

Increase (decrease) in net assets from operations	413,999	(298,250)	165,904	(192,323)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	247,827	494,477	130,451	153,093
Transfers between Sub-Accounts (including the Fixed Account), net	6,637	(498,971)	873,306	(416,070)
Withdrawals, surrenders, annuitizations and contract charges	(4,336,355)	(4,669,946)	(2,284,847)	(2,450,790)

Net accumulation activity	(4,081,891)	(4,674,440)	(1,281,090)	(2,713,767)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(15,207)	(18,173)	(3,944)	(2,842)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(883)	(927)	(1,433)	834

Net annuitization activity	(16,090)	(19,100)	(5,377)	(2,008)

Net increase (decrease) from contract owner transactions	(4,097,981)	(4,693,540)	(1,286,467)	(2,715,775)

Total increase (decrease) in net assets	(3,683,982)	(4,991,790)	(1,120,563)	(2,908,098)
Net assets at beginning of year	40,049,140	45,040,930	18,095,128	21,003,226

Net assets at end of year	$36,365,158	$40,049,140	$16,974,565	$18,095,128

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M98 Sub-Account		M93 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(45,101)	$247,935	$(624,034)	$19,919
Net realized gains (losses)	2,663,780	1,909,709	14,888,092	18,024,628
Net change in unrealized appreciation/(depreciation)	(1,456,014)	287,924	(11,780,960)	(11,764,704)

Increase (decrease) in net assets from operations	1,162,665	2,445,568	2,483,098	6,279,843

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	218,968	647,761	423,239	696,375
Transfers between Sub-Accounts (including the Fixed Account), net	(291,628)	1,248,808	2,143,423	(1,469,197)
Withdrawals, surrenders, annuitizations and contract charges	(4,654,616)	(5,317,990)	(15,591,636)	(21,545,064)

Net accumulation activity	(4,727,276)	(3,421,421)	(13,024,974)	(22,317,886)

Annuitization Activity:
Annuitizations	—	—	23,055	—
Annuity payments and contract charges	(37,705)	(37,388)	(1,409)	(256)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(6,182)	13,404	406	(3,228)

Net annuitization activity	(43,887)	(23,984)	22,052	(3,484)

Net increase (decrease) from contract owner transactions	(4,771,163)	(3,445,405)	(13,002,922)	(22,321,370)

Total increase (decrease) in net assets	(3,608,498)	(999,837)	(10,519,824)	(16,041,527)
Net assets at beginning of year	46,933,339	47,933,176	118,129,065	134,170,592

Net assets at end of year	$43,324,841	$46,933,339	$107,609,241	$118,129,065

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MD6 Sub-Account		MB3 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(2,509,336)	$(3,119,331)	$(472,826)	$(502,402)
Net realized gains (losses)	52,461,951	40,396,620	6,725,586	6,867,109
Net change in unrealized appreciation/(depreciation)	(36,262,994)	(42,035,753)	(4,795,557)	(7,020,040)

Increase (decrease) in net assets from operations	13,689,621	(4,758,464)	1,457,203	(655,333)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	3,266,807	3,947,695	528,730	370,072
Transfers between Sub-Accounts (including the Fixed Account), net	(3,497,110)	(4,967,683)	(60,850)	(535,567)
Withdrawals, surrenders, annuitizations and contract charges	(37,324,247)	(36,956,340)	(4,809,994)	(5,991,052)

Net accumulation activity	(37,554,550)	(37,976,328)	(4,342,114)	(6,156,547)

Annuitization Activity:
Annuitizations	50,878	(1,542)	—	74,460
Annuity payments and contract charges	(236,465)	(358,408)	(11,340)	(46,862)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	84,032	75,804	(991)	6,763

Net annuitization activity	(101,555)	(284,146)	(12,331)	34,361

Net increase (decrease) from contract owner transactions	(37,656,105)	(38,260,474)	(4,354,445)	(6,122,186)

Total increase (decrease) in net assets	(23,966,484)	(43,018,938)	(2,897,242)	(6,777,519)
Net assets at beginning of year	311,395,276	354,414,214	37,896,204	44,673,723

Net assets at end of year	$287,428,792	$311,395,276	$34,998,962	$37,896,204

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MD8 Sub-Account		MD9 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(820,172)	$(887,948)	$(3,065,254)	$(2,972,144)
Net realized gains (losses)	(2)	(2)	(2)	(3)
Net change in unrealized appreciation/(depreciation)	1	(2)	2	(2)

Increase (decrease) in net assets from operations	(820,173)	(887,952)	(3,065,254)	(2,972,149)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	5,815,358	2,078,993	3,656,574	4,517,834
Transfers between Sub-Accounts (including the Fixed Account), net	7,553,999	9,944,340	100,031,897	69,068,095
Withdrawals, surrenders, annuitizations and contract charges	(22,131,977)	(14,859,747)	(98,024,593)	(94,208,488)

Net accumulation activity	(8,762,620)	(2,836,414)	5,663,878	(20,622,559)

Annuitization Activity:
Annuitizations	143,850	22,730	4,940	206,514
Annuity payments and contract charges	(112,206)	(147,986)	(32,511)	(40,290)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	206,311	(53,800)	9,694	(10,626)

Net annuitization activity	237,955	(179,056)	(17,877)	155,598

Net increase (decrease) from contract owner transactions	(8,524,665)	(3,015,470)	5,646,001	(20,466,961)

Total increase (decrease) in net assets	(9,344,838)	(3,903,422)	2,580,747	(23,439,110)
Net assets at beginning of year	63,450,866	67,354,288	168,401,641	191,840,751

Net assets at end of year	$54,106,028	$63,450,866	$170,982,388	$168,401,641

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	ME2 Sub-Account		ME3 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$29,859	$136,597	$(190,249)	$23
Net realized gains (losses)	(848,042)	(649,896)	1,096,230	5,923,083
Net change in unrealized appreciation/(depreciation)	243,582	(211,049)	(2,445,157)	(7,579,457)

Increase (decrease) in net assets from operations	(574,601)	(724,348)	(1,539,176)	(1,656,351)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	110,195	353,246	412,279	711,929
Transfers between Sub-Accounts (including the Fixed Account), net	(434,301)	(540,552)	2,216,080	826,437
Withdrawals, surrenders, annuitizations and contract charges	(2,432,572)	(3,454,299)	(8,556,076)	(11,532,323)

Net accumulation activity	(2,756,678)	(3,641,605)	(5,927,717)	(9,993,957)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(3,862)	(9,545)	(2,371)	(2,375)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	1,654	(6,086)	1,070	1,760

Net annuitization activity	(2,208)	(15,631)	(1,301)	(615)

Net increase (decrease) from contract owner transactions	(2,758,886)	(3,657,236)	(5,929,018)	(9,994,572)

Total increase (decrease) in net assets	(3,333,487)	(4,381,584)	(7,468,194)	(11,650,923)
Net assets at beginning of year	24,634,929	29,016,513	57,887,140	69,538,063

Net assets at end of year	$21,301,442	$24,634,929	$50,418,946	$57,887,140

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MA5 Sub-Account		MA7 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$469,627	$1,437,460	$78,567	$273,602
Net realized gains (losses)	(115,537)	377,324	11,588	8,999
Net change in unrealized appreciation/(depreciation)	1,598,069	(2,882,797)	313,014	(532,537)

Increase (decrease) in net assets from operations	1,952,159	(1,068,013)	403,169	(249,936)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	258,131	490,134	6,918	3,433
Transfers between Sub-Accounts (including the Fixed Account), net	(150,168)	(598,194)	509,971	135,865
Withdrawals, surrenders, annuitizations and contract charges	(4,599,083)	(4,863,087)	(698,722)	(755,695)

Net accumulation activity	(4,491,120)	(4,971,147)	(181,833)	(616,397)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(68,071)	(80,542)	(632)	(628)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	37,578	(24,783)	(80)	60

Net annuitization activity	(30,493)	(105,325)	(712)	(568)

Net increase (decrease) from contract owner transactions	(4,521,613)	(5,076,472)	(182,545)	(616,965)

Total increase (decrease) in net assets	(2,569,454)	(6,144,485)	220,624	(866,901)
Net assets at beginning of year	30,929,998	37,074,483	6,242,579	7,109,480

Net assets at end of year	$28,360,544	$30,929,998	$6,463,203	$6,242,579

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	ME4 Sub-Account		MA2 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(220,244)	$(224,393)	$(22,311)	$(21,829)
Net realized gains (losses)	1,624,883	2,106,819	87,649	155,570
Net change in unrealized appreciation/(depreciation)	(372,620)	(539,003)	8,684	(38,422)

Increase (decrease) in net assets from operations	1,032,019	1,343,423	74,022	95,319

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	216,428	73,293	8,134	2,006
Transfers between Sub-Accounts (including the Fixed Account), net	107,094	(53,355)	(2,478)	142,593
Withdrawals, surrenders, annuitizations and contract charges	(1,737,206)	(1,828,712)	(103,830)	(211,875)

Net accumulation activity	(1,413,684)	(1,808,774)	(98,174)	(67,276)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(8,855)	(9,681)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(7,707)	6,711	—	—

Net annuitization activity	(16,562)	(2,970)	—	—

Net increase (decrease) from contract owner transactions	(1,430,246)	(1,811,744)	(98,174)	(67,276)

Total increase (decrease) in net assets	(398,227)	(468,321)	(24,152)	28,043
Net assets at beginning of year	15,593,420	16,061,741	1,480,354	1,452,311

Net assets at end of year	$15,195,193	$15,593,420	$1,456,202	$1,480,354

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MF3 Sub-Account		MF5 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(552,880)	$(1,185,892)	$4,955,369	$9,903,663
Net realized gains (losses)	7,408,354	23,569,341	19,320,273	18,534,338
Net change in unrealized appreciation/(depreciation)	5,471,530	(27,066,043)	(4,992,585)	(42,093,432)

Increase (decrease) in net assets from operations	12,327,004	(4,682,594)	19,283,057	(13,655,431)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	259,928	389,287	1,012,157	5,258,552
Transfers between Sub-Accounts (including the Fixed Account), net	(10,161,015)	(637,996)	(3,521,089)	(3,389,450)
Withdrawals, surrenders, annuitizations and contract charges	(10,213,780)	(15,331,428)	(91,642,382)	(89,686,395)

Net accumulation activity	(20,114,867)	(15,580,137)	(94,151,314)	(87,817,293)

Annuitization Activity:
Annuitizations	8,234	—	—	—
Annuity payments and contract charges	(950)	(5,816)	(9,851)	(10,580)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	1,556	(4,965)	195	(1,113)

Net annuitization activity	8,840	(10,781)	(9,656)	(11,693)

Net increase (decrease) from contract owner transactions	(20,106,027)	(15,590,918)	(94,160,970)	(87,828,986)

Total increase (decrease) in net assets	(7,779,023)	(20,273,512)	(74,877,913)	(101,484,417)
Net assets at beginning of year	77,471,696	97,745,208	650,867,979	752,352,396

Net assets at end of year	$69,692,673	$77,471,696	$575,990,066	$650,867,979

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MF6 Sub-Account		MF7 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$19,224	$61,452	$193,712	$1,370,431
Net realized gains (losses)	248,671	113,089	5,882,198	5,882,068
Net change in unrealized appreciation/(depreciation)	(144,290)	(202,357)	(1,627,156)	(8,356,412)

Increase (decrease) in net assets from operations	123,605	(27,816)	4,448,754	(1,103,913)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	(2,555)	10,914	493,492	779,768
Transfers between Sub-Accounts (including the Fixed Account), net	(132,686)	17,968	(1,347,541)	409,368
Withdrawals, surrenders, annuitizations and contract charges	(371,161)	(356,943)	(10,902,359)	(15,238,543)

Net accumulation activity	(506,402)	(328,061)	(11,756,408)	(14,049,407)

Annuitization Activity:
Annuitizations	—	—	4,940	2,413
Annuity payments and contract charges	(2,144)	(2,302)	(2,766)	(2,356)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	2,012	(3,953)	842	255

Net annuitization activity	(132)	(6,255)	3,016	312

Net increase (decrease) from contract owner transactions	(506,534)	(334,316)	(11,753,392)	(14,049,095)

Total increase (decrease) in net assets	(382,929)	(362,132)	(7,304,638)	(15,153,008)
Net assets at beginning of year	2,640,528	3,002,660	77,277,420	92,430,428

Net assets at end of year	$2,257,599	$2,640,528	$69,972,782	$77,277,420

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MF9 Sub-Account		MG1 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$3,338,218	$12,013,967	$(2,598,417)	$(2,207,727)
Net realized gains (losses)	27,079,311	30,624,105	(3,487,214)	(4,321,981)
Net change in unrealized appreciation/(depreciation)	(9,729,943)	(47,737,664)	7,973,884	(6,026,480)

Increase (decrease) in net assets from operations	20,687,586	(5,099,592)	1,888,253	(12,556,188)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	942,142	4,159,962	187,636	890,265
Transfers between Sub-Accounts (including the Fixed Account), net	(239,660)	2,420,487	10,588,772	(2,648,222)
Withdrawals, surrenders, annuitizations and contract charges	(65,176,213)	(66,390,870)	(19,781,435)	(23,268,596)

Net accumulation activity	(64,473,731)	(59,810,421)	(9,005,027)	(25,026,553)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(1,823)	(1,904)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	66	(64)	543	(1,431)

Net annuitization activity	66	(64)	(1,280)	(3,335)

Net increase (decrease) from contract owner transactions	(64,473,665)	(59,810,485)	(9,006,307)	(25,029,888)

Total increase (decrease) in net assets	(43,786,079)	(64,910,077)	(7,118,054)	(37,586,076)
Net assets at beginning of year	434,272,098	499,182,175	164,263,639	201,849,715

Net assets at end of year	$390,486,019	$434,272,098	$157,145,585	$164,263,639

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MF2 Sub-Account		MG2 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(1,087,616)	$(1,312,754)	$(884,022)	$(1,080,350)
Net realized gains (losses)	(466,077)	(694,071)	(182,903)	(472,704)
Net change in unrealized appreciation/(depreciation)	1,537,382	(2,062,510)	890,695	(781,825)

Increase (decrease) in net assets from operations	(16,311)	(4,069,335)	(176,230)	(2,334,879)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,417,821	3,939,475	443,497	948,015
Transfers between Sub-Accounts (including the Fixed Account), net	16,288,580	(5,932,053)	4,842,294	(8,292,912)
Withdrawals, surrenders, annuitizations and contract charges	(47,920,406)	(62,552,657)	(21,993,949)	(27,472,479)

Net accumulation activity	(29,214,005)	(64,545,235)	(16,708,158)	(34,817,376)

Annuitization Activity:
Annuitizations	37,876	68,401	—	4,987
Annuity payments and contract charges	(14,691)	(13,334)	(1,950)	(2,178)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	6,607	(2,173)	289	(987)

Net annuitization activity	29,792	52,894	(1,661)	1,822

Net increase (decrease) from contract owner transactions	(29,184,213)	(64,492,341)	(16,709,819)	(34,815,554)

Total increase (decrease) in net assets	(29,200,524)	(68,561,676)	(16,886,049)	(37,150,433)
Net assets at beginning of year	305,073,432	373,635,108	158,937,215	196,087,648

Net assets at end of year	$275,872,908	$305,073,432	$142,051,166	$158,937,215

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MG3 Sub-Account		MG4 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(296,391)	$(322,181)	$(286,895)	$(325,961)
Net realized gains (losses)	1,841,878	6,617,610	617,670	5,839,265
Net change in unrealized appreciation/(depreciation)	2,787,297	(7,663,559)	3,530,248	(6,890,112)

Increase (decrease) in net assets from operations	4,332,784	(1,368,130)	3,861,023	(1,376,808)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	340,874	437,658	4,175	172,021
Transfers between Sub-Accounts (including the Fixed Account), net	(2,479,591)	(317,422)	(2,588,256)	1,985,667
Withdrawals, surrenders, annuitizations and contract charges	(5,243,025)	(6,875,101)	(3,680,696)	(5,176,293)

Net accumulation activity	(7,381,742)	(6,754,865)	(6,264,777)	(3,018,605)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(1,545)	(27,964)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	3,273	(2,599)	—	—

Net annuitization activity	1,728	(30,563)	—	—

Net increase (decrease) from contract owner transactions	(7,380,014)	(6,785,428)	(6,264,777)	(3,018,605)

Total increase (decrease) in net assets	(3,047,230)	(8,153,558)	(2,403,754)	(4,395,413)
Net assets at beginning of year	34,980,102	43,133,660	31,822,181	36,217,594

Net assets at end of year	$31,932,872	$34,980,102	$29,418,427	$31,822,181

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MG6 Sub-Account		MG7 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$14,885,379	$38,795,546	$(73,357)	$(110,476)
Net realized gains (losses)	96,551,160	74,743,081	949,191	1,005,929
Net change in unrealized appreciation/(depreciation)	(44,111,748)	(137,243,428)	746,622	(1,207,048)

Increase (decrease) in net assets from operations	67,324,791	(23,704,801)	1,622,456	(311,595)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,842,389	9,502,413	46,119	30,854
Transfers between Sub-Accounts (including the Fixed Account), net	(15,009,956)	(10,748,917)	(769,227)	(95,705)
Withdrawals, surrenders, annuitizations and contract charges	(164,165,056)	(245,765,248)	(936,737)	(1,131,559)

Net accumulation activity	(177,332,623)	(247,011,752)	(1,659,845)	(1,196,410)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(376,049)	(367,059)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	9,576	(10,675)	—	—

Net annuitization activity	(366,473)	(377,734)	—	—

Net increase (decrease) from contract owner transactions	(177,699,096)	(247,389,486)	(1,659,845)	(1,196,410)

Total increase (decrease) in net assets	(110,374,305)	(271,094,287)	(37,389)	(1,508,005)
Net assets at beginning of year	1,700,470,142	1,971,564,429	7,573,913	9,081,918

Net assets at end of year	$1,590,095,837	$1,700,470,142	$7,536,524	$7,573,913

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	V44 Sub-Account		V43 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(83,325)	$(58,077)	$(112,680)	$(144,664)
Net realized gains (losses)	675,711	483,276	(138,980)	1,580,928
Net change in unrealized appreciation/(depreciation)	(632,201)	(126,838)	(496,226)	(2,004,325)

Increase (decrease) in net assets from operations	(39,815)	298,361	(747,886)	(568,061)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	359	1,918	4,142	35,231
Transfers between Sub-Accounts (including the Fixed Account), net	2,683,693	594,011	621,248	(121,580)
Withdrawals, surrenders, annuitizations and contract charges	(614,179)	(717,013)	(805,259)	(2,127,181)

Net accumulation activity	2,069,873	(121,084)	(179,869)	(2,213,530)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	2,069,873	(121,084)	(179,869)	(2,213,530)

Total increase (decrease) in net assets	2,030,058	177,277	(927,755)	(2,781,591)
Net assets at beginning of year	3,575,777	3,398,500	7,397,574	10,179,165

Net assets at end of year	$5,605,835	$3,575,777	$6,469,819	$7,397,574

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	O19 Sub-Account		O23 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(294,038)	$(398,881)	$54,706	$44,911
Net realized gains (losses)	2,387,254	7,085,622	1,155,820	1,024,030
Net change in unrealized appreciation/(depreciation)	(2,968,176)	(6,231,186)	(745,490)	(1,178,863)

Increase (decrease) in net assets from operations	(874,960)	455,555	465,036	(109,922)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	35,288	144,168	90,659	264,286
Transfers between Sub-Accounts (including the Fixed Account), net	(23,384)	(981,493)	3,238,699	(237,785)
Withdrawals, surrenders, annuitizations and contract charges	(2,831,272)	(3,851,952)	(2,871,798)	(2,213,900)

Net accumulation activity	(2,819,368)	(4,689,277)	457,560	(2,187,399)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(3,567)	(4,468)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	4,172	(4,529)	—	—

Net annuitization activity	605	(8,997)	—	—

Net increase (decrease) from contract owner transactions	(2,818,763)	(4,698,274)	457,560	(2,187,399)

Total increase (decrease) in net assets	(3,693,723)	(4,242,719)	922,596	(2,297,321)
Net assets at beginning of year	20,459,674	24,702,393	10,095,675	12,392,996

Net assets at end of year	$16,765,951	$20,459,674	$11,018,271	$10,095,675

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	O20 Sub-Account		O21 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(183,256)	$(164,792)	$(1,869,040)	$(2,766,963)
Net realized gains (losses)	2,404,148	4,312,282	55,264,080	74,440,155
Net change in unrealized appreciation/(depreciation)	(2,803,730)	(3,447,541)	(34,459,571)	(68,038,778)

Increase (decrease) in net assets from operations	(582,838)	699,949	18,935,469	3,634,414

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	118,541	124,348	2,131,642	3,417,519
Transfers between Sub-Accounts (including the Fixed Account), net	(1,176,386)	36,947	(9,773,949)	(13,149,797)
Withdrawals, surrenders, annuitizations and contract charges	(3,774,904)	(4,843,164)	(35,959,216)	(47,326,429)

Net accumulation activity	(4,832,749)	(4,681,869)	(43,601,523)	(57,058,707)

Annuitization Activity:
Annuitizations	—	—	19,762	41,239
Annuity payments and contract charges	—	—	(19,252)	(17,970)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	4,131	12,759

Net annuitization activity	—	—	4,641	36,028

Net increase (decrease) from contract owner transactions	(4,832,749)	(4,681,869)	(43,596,882)	(57,022,679)

Total increase (decrease) in net assets	(5,415,587)	(3,981,920)	(24,661,413)	(53,388,265)
Net assets at beginning of year	24,056,298	28,038,218	229,753,746	283,142,011

Net assets at end of year	$18,640,711	$24,056,298	$205,092,333	$229,753,746

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	O04 Sub-Account		PH2 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(93,732)	$(79,995)	$9,126	$8,492
Net realized gains (losses)	539,836	1,721,057	27,891	22,503
Net change in unrealized appreciation/(depreciation)	469,598	(2,167,949)	(18,269)	(50,659)

Increase (decrease) in net assets from operations	915,702	(526,887)	18,748	(19,664)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	109,080	43,165	—	38
Transfers between Sub-Accounts (including the Fixed Account), net	506,728	75,148	126,390	44,396
Withdrawals, surrenders, annuitizations and contract charges	(696,989)	(1,162,757)	(31,602)	(25,537)

Net accumulation activity	(81,181)	(1,044,444)	94,788	18,897

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(81,181)	(1,044,444)	94,788	18,897

Total increase (decrease) in net assets	834,521	(1,571,331)	113,536	(767)
Net assets at beginning of year	6,257,962	7,829,293	200,218	200,985

Net assets at end of year	$7,092,483	$6,257,962	$313,754	$200,218

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	P08 Sub-Account		PC0 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$179,450	$348,534	$148,439	$323,220
Net realized gains (losses)	(699,397)	(1,153,012)	(881,250)	(530,212)
Net change in unrealized appreciation/(depreciation)	2,569,352	(1,592,799)	2,633,608	(2,044,781)

Increase (decrease) in net assets from operations	2,049,405	(2,397,277)	1,900,797	(2,251,773)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	20,956	30,897	152	240,545
Transfers between Sub-Accounts (including the Fixed Account), net	(105,872)	(3,034,907)	(1,197,769)	610,412
Withdrawals, surrenders, annuitizations and contract charges	(2,375,037)	(3,346,827)	(2,279,807)	(3,546,069)

Net accumulation activity	(2,459,953)	(6,350,837)	(3,477,424)	(2,695,112)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(2,459,953)	(6,350,837)	(3,477,424)	(2,695,112)

Total increase (decrease) in net assets	(410,548)	(8,748,114)	(1,576,627)	(4,946,885)
Net assets at beginning of year	19,696,479	28,444,593	18,751,715	23,698,600

Net assets at end of year	$19,285,931	$19,696,479	$17,175,088	$18,751,715

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	P70 Sub-Account		P10 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(2,212)	$11,874	$(198,954)	$1,195,439
Net realized gains (losses)	(132,425)	(48,728)	(10,524,053)	(8,940,390)
Net change in unrealized appreciation/(depreciation)	189,186	(103,529)	15,291,497	(4,357,467)

Increase (decrease) in net assets from operations	54,549	(140,383)	4,568,490	(12,102,418)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	28,132	8	160,377	182,411
Transfers between Sub-Accounts (including the Fixed Account), net	(62,488)	128,025	(3,444,118)	9,969,634
Withdrawals, surrenders, annuitizations and contract charges	(92,791)	(32,402)	(5,104,420)	(7,147,569)

Net accumulation activity	(127,147)	95,631	(8,388,161)	3,004,476

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(107)	(162)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	348	(489)

Net annuitization activity	—	—	241	(651)

Net increase (decrease) from contract owner transactions	(127,147)	95,631	(8,387,920)	3,003,825

Total increase (decrease) in net assets	(72,598)	(44,752)	(3,819,430)	(9,098,593)
Net assets at beginning of year	446,503	491,255	36,847,209	45,945,802

Net assets at end of year	$373,905	$446,503	$33,027,779	$36,847,209

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	PK8 Sub-Account		P20 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$440,129	$547,690	$12,822	$14,357
Net realized gains (losses)	(479,555)	(401,057)	(11,914)	(3,320)
Net change in unrealized appreciation/(depreciation)	1,383,667	(661,514)	37,107	(25,137)

Increase (decrease) in net assets from operations	1,344,241	(514,881)	38,015	(14,100)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	4,639	81,782	80,373	—
Transfers between Sub-Accounts (including the Fixed Account), net	(854,068)	(1,683,331)	821	(9,144)
Withdrawals, surrenders, annuitizations and contract charges	(1,645,874)	(2,315,596)	(110,497)	(38,128)

Net accumulation activity	(2,495,303)	(3,917,145)	(29,303)	(47,272)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(1,157)	(1,349)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(84)	(1,551)	—	—

Net annuitization activity	(1,241)	(2,900)	—	—

Net increase (decrease) from contract owner transactions	(2,496,544)	(3,920,045)	(29,303)	(47,272)

Total increase (decrease) in net assets	(1,152,303)	(4,434,926)	8,712	(61,372)
Net assets at beginning of year	12,770,747	17,205,673	361,335	422,707

Net assets at end of year	$11,618,444	$12,770,747	$370,047	$361,335

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	PD6 Sub-Account		P06 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$3,663,878	$(159,781)	$267,976	$1,221,318
Net realized gains (losses)	(9,589,055)	(5,794,434)	(1,236,943)	(318,501)
Net change in unrealized appreciation/(depreciation)	16,704,153	(2,040,174)	2,769,743	(3,398,888)

Increase (decrease) in net assets from operations	10,778,976	(7,994,389)	1,800,776	(2,496,071)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	381,434	2,698,224	247,088	364,983
Transfers between Sub-Accounts (including the Fixed Account), net	(12,367,850)	(17,569,335)	1,055,726	(757,082)
Withdrawals, surrenders, annuitizations and contract charges	(49,624,672)	(65,280,887)	(8,338,140)	(12,231,797)

Net accumulation activity	(61,611,088)	(80,151,998)	(7,035,326)	(12,623,896)

Annuitization Activity:
Annuitizations	—	—	—	58,286
Annuity payments and contract charges	(10,234)	(12,102)	(3,368)	(31,255)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	1,452	36,035	4,100	(4,320)

Net annuitization activity	(8,782)	23,933	732	22,711

Net increase (decrease) from contract owner transactions	(61,619,870)	(80,128,065)	(7,034,594)	(12,601,185)

Total increase (decrease) in net assets	(50,840,894)	(88,122,454)	(5,233,818)	(15,097,256)
Net assets at beginning of year	549,137,374	637,259,828	51,516,094	66,613,350

Net assets at end of year	$498,296,480	$549,137,374	$46,282,276	$51,516,094

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	P07 Sub-Account		PI3 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$743,260	$7,092,906	$483,501	$(351,597)
Net realized gains (losses)	(1,131,401)	2,287,571	(154,428)	759,016
Net change in unrealized appreciation/(depreciation)	2,624,895	(11,946,087)	(535,696)	(894,578)

Increase (decrease) in net assets from operations	2,236,754	(2,565,610)	(206,623)	(487,159)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	665,666	1,511,270	28,437	208,673
Transfers between Sub-Accounts (including the Fixed Account), net	11,801,578	(6,275,850)	1,569,074	3,660,207
Withdrawals, surrenders, annuitizations and contract charges	(29,767,869)	(44,487,676)	(3,085,161)	(2,728,500)

Net accumulation activity	(17,300,625)	(49,252,256)	(1,487,650)	1,140,380

Annuitization Activity:
Annuitizations	19,762	19,828	—	—
Annuity payments and contract charges	(9,957)	(77,075)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(8,542)	(10,082)	—	—

Net annuitization activity	1,263	(67,329)	—	—

Net increase (decrease) from contract owner transactions	(17,299,362)	(49,319,585)	(1,487,650)	1,140,380

Total increase (decrease) in net assets	(15,062,608)	(51,885,195)	(1,694,273)	653,221
Net assets at beginning of year	204,323,414	256,208,609	22,655,392	22,002,171

Net assets at end of year	$189,260,806	$204,323,414	$20,961,119	$22,655,392

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	P72 Sub-Account		W41 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$30,349	$(11,660)	$(5,021)	$(5,932)
Net realized gains (losses)	654,661	896,824	84,486	150,461
Net change in unrealized appreciation/(depreciation)	849,232	(1,667,780)	(38,862)	(148,430)

Increase (decrease) in net assets from operations	1,534,242	(782,616)	40,603	(3,901)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	64,386	43,299	1,829	5,203
Transfers between Sub-Accounts (including the Fixed Account), net	(1,624,161)	3,191,379	5,816	(21,833)
Withdrawals, surrenders, annuitizations and contract charges	(1,593,830)	(2,530,125)	(56,754)	(104,985)

Net accumulation activity	(3,153,605)	704,553	(49,109)	(121,615)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	370	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	370	—	—	—

Net increase (decrease) from contract owner transactions	(3,153,235)	704,553	(49,109)	(121,615)

Total increase (decrease) in net assets	(1,618,993)	(78,063)	(8,506)	(125,516)
Net assets at beginning of year	15,831,203	15,909,266	319,237	444,753

Net assets at end of year	$14,212,210	$15,831,203	$310,731	$319,237

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	W42 Sub-Account		W46 Sub-Account[6]
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(849)	$(1,500)	$(20,028)	$(125,434)
Net realized gains (losses)	9,547	13,320	812,543	(71,847)
Net change in unrealized appreciation/(depreciation)	(6,696)	(13,554)	155,804	(456,488)

Increase (decrease) in net assets from operations	2,002	(1,734)	948,319	(653,769)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	763	134,790
Transfers between Sub-Accounts (including the Fixed Account), net	(1,237)	(1,861)	(40,648,448)	4,458,470
Withdrawals, surrenders, annuitizations and contract charges	(29,675)	(423)	(1,798,301)	(4,355,086)

Net accumulation activity	(30,912)	(2,284)	(42,445,986)	238,174

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(30,912)	(2,284)	(42,445,986)	238,174

Total increase (decrease) in net assets	(28,910)	(4,018)	(41,497,667)	(415,595)
Net assets at beginning of year	75,099	79,117	41,497,667	41,913,262

Net assets at end of year	$46,189	$75,099	$—	$41,497,667

[6]	The activities for this Sub-Account are for the period of January 1, 2016 to April 28, 2016. Refer to Note 1 for details on merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2016

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account F (the “Variable Account”) is a separate account of Delaware Life Insurance Company (the “Sponsor”). The Variable Account was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Choice II contracts, Regatta Classic contracts, Regatta Extra contracts, Regatta Flex II contracts, Regatta Flex 4 contracts, Regatta Gold contracts, Regatta Platinum contracts, Masters Access contracts, Masters Choice contracts, Masters Choice II contracts, Masters Extra contracts, Masters Extra II contracts, Masters Flex contracts, Masters Flex II contracts, Masters I Share contracts, Masters IV contracts, Masters VII contracts (collectively the “Contracts”), and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Previous Name	Effective Date
H24	Huntington VA Dividend Capture Fund	February 12, 2016
H32	Huntington VA Situs Fund	February 12, 2016
MD8	MFS VIT II Money Market Portfolio Initial Class	April 29, 2016
MD9	MFS VIT II Money Market Portfolio Service Class	April 29, 2016
PH2	PIMCO Global Dividend Portfolio, Advisor Class	June 17, 2016

The following Sub-Account was liquidated and merged with an existing Sub-Accounts during the current year:

Closed Sub-Account	New Sub-Account	Effective Date
C63	C89	April 29, 2016
C61	C59	April 29, 2016
C62	C60	April 29, 2016
C65	C58	April 29, 2016
C64	C90	April 29, 2016
W46	MD9	April 29, 2016

Columbia Variable Portfolio—Loomis Sayles Growth Fund II Class 1 Sub-Account (C63) has a zero balance at December 31, 2016 and therefore does not appear on the statements of assets and liabilities.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

1. BUSINESS AND ORGANIZATION (CONTINUED)

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years) is as follows:

Sub-Account	Effective Date
C59, C60, C58, C89, C90	April 29, 2016
M44, M40, M05, M44	August 11, 2014
M07, M35	August 16, 2013
M82, M83, M08, M42	December 10, 2012
M31, M80, MF1, M41	August, 20, 2012

A summary of Sub-Accounts held by the contract owners of the Variable Account, with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years, is as follows:

Sub-Account	Year of First Activity
FFS	2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2016. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Annuitization

On the annuity commencement date, the contract’s accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

Annuity Payments

The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract. The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Accounting for Uncertain Tax Provisions

The 2003 through 2016 tax years generally remain subject to examination by U.S. federal and most state tax authorities. Although the Sponsor remains jointly and severally liable for consolidated tax liabilities, the Sponsor will be held harmless by its former parent for any such liability. The Sponsor believes that the possibility of a tax liability for the tax years prior to August 1, 2013 is remote. Additionally, the Sponsor does not believe it has any uncertain tax provisions for its stand-alone federal and state income tax returns that would be material to its financial statements. Therefore, the Sponsor did not record a liability for uncertain tax provisions at December 31, 2016.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments and the calculation of the reserve for variable annuities. Actual results could vary from the amounts derived from management’s estimates.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Subsequent events

Management has evaluated events subsequent to December 31, 2016 noting there are no subsequent events requiring accounting adjustments or disclosure.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, Topic 820 establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2016, the net assets held in the Variable Account was categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2016. There were no transfers between levels during the year ended December 31, 2016.

4. RELATED PARTY TRANSACTIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks, the optional death benefit riders and optional living benefit riders are based on the average daily Variable Account assets and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. These charges are reflected in the Statement of Operations.

The deductions are calculated at different levels based upon the elections made by the contract holder and are transferred periodically to the Sponsor. At December 31, 2016, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8	Level 9
Regatta	1.40%	—	—	—	—	—	—	—	—
Regatta Gold	1.25%	—	—	—	—	—	—	—	—
Regatta Classic	1.00%	—	—	—	—	—	—	—	—
Regatta Platinum	1.25%	—	—	—	—	—	—	—	—
Regatta Extra	1.30%	1.45%	1.55%	1.70%	—	—	—	—	—
Regatta Choice	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%	—	—	—
Regatta Access	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%	—	—	—
Regatta Flex 4	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%	—	—	—
Regatta Flex II	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	—
Regatta Choice II	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	—	—
Masters Extra	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%	—
Masters Choice	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%	—
Masters Access	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%	—	—	—
Masters Flex	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	—
Masters IV	1.25%	1.30%	1.35%	1.45%	1.50%	1.55%	1.60%	1.65%	1.75%
Masters VII	1.00%	1.05%	1.20%	1.25%	1.30%	1.35%	1.40%	1.50%	—
Masters Extra II	1.40%	1.80%	—	—	—	—	—	—	—
Masters Choice II	1.05%	1.30%	1.45%	—	—	—	—	—	—
Masters Flex II	1.30%	1.70%	—	—	—	—	—	—	—
Masters I Share	0.50%	—	—	—	—	—	—	—	—

Distribution and administrative expense charges

For assuming the risk that surrender charges may be insufficient to compensate the Sponsor for the costs of distributing the Contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the average daily value of the contract invested in the Sub-Account attributable to Regatta, Masters VII, Masters Extra, Masters Extra II, Masters Choice and Masters Choice II, and at an effective annual rate of 0.20% of the average daily value of the contract invested in the Sub-Account attributable to Masters IV, Masters Access, Masters Flex and Masters Flex II. There are no distribution charges associated with the other contracts listed in Note 1.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Distribution and administrative expense charges (Continued)

Additionally, for Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Masters Extra, Masters Choice, Masters Access, Masters Flex, Masters IV, Masters VII, Masters Extra II, Masters Flex II, Masters I Share, and Masters Choice II contracts, an administrative expense charge is deducted from the assets of the Variable Account at an annual effective rate equal to 0.15% of the average daily Variable Account value. This charge is designed to reimburse the Sponsor for expenses incurred in administering the Contracts, the accounts and the Variable Account that are not covered by the annual account administration fee (“Account Fee”). Distribution and administrative expense charges are reflected in the Statement of Operations.

Administration charges (“Account Fee”)

Each year on the account anniversary date, an Account Fee equal to the lesser of $30 or 2% of the participant’s account value in the case of Regatta Gold, $35 in the case of Regatta Extra and Regatta Platinum contracts, and $50 in the case of Regatta Choice, Regatta Classic, Regatta Access, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Masters Extra, Masters Choice, Masters Access, Masters Flex, Masters IV, Masters VII, Masters Extra II, Masters Flex II, Masters I Share, and Masters Choice II contracts (after account year 5, the Account Fee for Regatta Gold, Regatta Platinum, Regatta Extra, and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant’s account value) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. The Account Fee related to contracts in the accumulation phase is reflected in the Statement of Changes in Net Assets as part of “Withdrawals, surrenders, annuitizations, and contract charges” line item. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year and reflected under the line item “annuity payments and contract charges” in the Statement of Changes in Net Assets.

Surrender charges

The Sponsor does not deduct a sales charge from the purchase payments. However, a surrender charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn will be deducted to cover certain expenses relating to the sale of Regatta, Regatta Gold, Regatta Flex 4, and Regatta Platinum contracts; 8% for Regatta Extra, Regatta Choice II, Regatta Flex II, Masters Choice, Masters Choice II, Masters Flex, Masters Flex II, Masters Extra, Masters Extra II, Masters IV, and Masters VII; and for 7% for Regatta Choice if the contract holder requests a full withdrawal prior to reaching the pay-out phase. These charges are reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statement of Changes in Net Assets.

Optional living benefit rider charges (“Benefit Fee”)

Benefit Fee is charged for optional living benefit riders elected by the contract holder. The benefit fee is deducted from the related account value as highlighted in the following table.

	Single Life Quarterly Charge	Joint Life Quarterly Charge	Single Life Annual Charge	Joint Life Annual Charge
Secured Returns	0.1000%	N/A	0.40%	N/A
Secured Returns 2	0.1250%	N/A	0.50%	N/A
Secured Returns for Life	0.1250%	N/A	0.50%	N/A
Secured Returns for Life Plus	0.1250%	N/A	0.50%	N/A
Income on Demand	0.1625%	0.2125%	0.65%	0.85%
Income on Demand II	0.1625%	0.2125%	0.65%	0.85%
Retirement Asset Protector	0.1875%	N/A	0.75%	N/A
Retirement Income Escalator	0.1875%	0.2375%	0.75%	0.95%
Income Advisor	0.2250%	0.2750%	0.90%	1.10%
Income on Demand II Plus	0.2375%	0.2875%	0.95%	1.15%
Income on Demand II Escalator	0.2375%	0.2875%	0.95%	1.15%
Retirement Income Escalator II	0.2375%	0.2875%	0.95%	1.15%
Income Riser	0.2750%	0.3250%	1.10%	1.30%
Income on Demand III Escalator	0.2750%	0.3250%	1.10%	1.30%
Income Riser III	0.2750%	0.3000%	1.10%	1.20%
Income Maximizer	0.2750%	0.3000%	1.10%	1.20%
Income Maximizer Plus	0.3125%	0.3625%	1.25%	1.45%

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Optional living benefit rider charges (“Benefit Fee”) (Continued)

Income Advisor was only available on Masters I Share contracts. Income Maximizer, Income Maximizer Plus, and Income Riser III were available on Masters Choice II contracts, Masters Extra II contracts, and Masters Flex II contracts. The remaining optional living benefits above were available on Masters Extra, Masters Choice, Masters Flex, and Masters Access contracts.

Secured Returns for Life and Secured Returns for Life Plus were the only optional living benefits available on Masters IV and Masters VII contracts.

Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income on Demand, and Retirement Asset Protector were the only optional living benefits available on Regatta Flex II and Regatta Choice II contracts.

Benefit Fee is reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statement of Changes in Net Assets

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to deduct the taxes at the annuity commencement date. However, the Sponsor reserves the right to deduct such taxes when incurred.

6. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and who chose the variable payout option. Annuity reserves for contracts with annuity commencement dates on or between January 1, 1987 and December 31, 1998 are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or between January 1, 1999 and December 31, 2014 are calculated using the Annuity 2000 Table. Annuity reserves for contracts with annuity commencement dates on or after January 1, 2015 are calculated using the 2012 Individual Annuitant Mortality Table. All annuity reserves are calculated using an assumed interest rate of at least 3% or 4% per year. The Individual Annuitant Mortality Tables utilized are subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners. The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2016 were as follows:

	Purchases	Sales
AL1	$10,159,666	$14,997,810
AO5	5,779,167	17,927,591
AM2	862,385	1,501,904
A98	3,725,958	8,417,447
A74	7,412,383	4,992,299
B18	22,903,728	98,673,840
C65	448,480	6,895,502
C61	455,400	437,947
C62	21,950,801	76,622,228
C64	10,093,154	25,120,867
C71	15,124	8,714
C59	664,310	190,549
C60	74,609,347	10,450,153
C89	98,954	26,438
C90	24,483,531	4,685,094
C58	7,106,936	941,356
FD7	13,449,385	24,943,401
F24	25,944,986	40,466,455
F88	675,247	731,234
FB9	1,042,934	4,292,838
F15	2,448,537	6,536,322
F41	11,796,720	27,943,263
FE3	21,761,781	58,925,601
T21	1,683,757	8,498,349
T20	8,912,957	27,682,427
FE6	3,117,155	8,916,723
T59	1,073,249	2,057,846
F56	2,429,500	5,264,182
F59	10,497,569	21,010,332
FF0	122,713	628,212
F54	19,872,603	42,904,817
FG8	58,088	67,549
F53	8,302,271	11,881,089
FJ9	237,695	263,466
T28	1,663,425	4,714,740
FJ0	35,909	83,756
H24	300,938	718,799
H32	646,332	593,586
V35	1,554,870	3,360,413

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
V13	$6,921,188	$10,361,641
V11	14,097,146	27,532,245
AC1	611,341	1,038,118
J88	19,524,252	9,729,650
J94	5,934,660	5,693,133
L11	3,653,735	12,673,786
L18	1,800,498	6,986,717
L17	3,418,519	9,796,409
M07	31,553,392	56,478,290
M35	39,511,595	86,548,879
M31	10,452,450	18,580,940
M80	6,635,180	4,993,191
MF1	2,542,277	3,997,042
M41	4,510,143	7,752,253
M05	3,696,100	9,392,704
M42	7,496,534	15,779,615
M89	60,810,126	97,438,793
M82	19,609,640	30,775,424
M44	9,406,228	19,583,731
M40	11,725,821	21,933,894
M83	33,810,707	61,582,683
M08	21,340,364	34,194,635
MB6	36,594,823	42,706,466
MB7	11,961,104	19,118,958
MC0	6,697,956	12,852,230
MA0	23,742,370	32,616,983
MC2	10,879,201	14,721,512
MC1	7,008,692	11,336,388
MC3	543,905	2,867,563
MA1	1,406,749	4,532,312
MC4	1,087,468	2,321,606
MC5	186,574	207,968
MC6	3,453,241	6,676,908
MC7	760,672	427,238
MC8	2,040,134	12,509,141
MC9	250,185	1,269,483
MD0	4,673,198	8,749,743
M92	58,009,541	100,615,030
M96	8,921,870	16,937,615
MD2	30,309,277	46,351,007
MA6	8,267,178	14,555,568
MA3	8,907,413	17,220,883
M97	4,136,493	6,427,757
MD5	3,217,763	3,734,559
M98	3,061,000	6,884,627
M93	14,157,498	25,692,836
MD6	39,993,945	46,197,859
MB3	6,341,957	6,989,612
MD8	20,868,566	30,087,365

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
MD9	$139,597,250	$137,707,447
ME2	1,051,392	3,841,161
ME3	5,578,630	11,716,384
MA5	2,606,135	6,863,249
MA7	881,335	1,006,691
ME4	1,185,468	2,431,350
MA2	233,936	317,620
MF3	9,844,479	23,068,530
MF5	54,162,562	123,203,432
MF6	445,084	916,058
MF7	8,058,710	18,545,000
MF9	50,875,222	84,467,404
MG1	17,024,973	28,765,286
MF2	25,054,557	55,329,209
MG2	15,560,709	33,204,019
MG3	3,962,156	8,855,801
MG4	5,861,011	10,505,157
MG6	145,040,406	227,792,563
MG7	1,820,359	2,870,600
V44	4,408,405	1,504,040
V43	1,597,492	1,600,902
O19	3,984,423	5,162,057
O23	4,257,196	3,748,856
O20	3,614,679	7,519,008
O21	32,126,538	51,949,472
O04	1,257,259	1,191,968
PH2	249,140	86,136
P08	1,886,821	4,168,772
PC0	1,575,936	4,882,614
P70	34,496	164,020
P10	3,163,683	11,779,238
PK8	1,246,137	3,301,419
P20	67,807	84,288
PD6	27,191,608	85,304,844
P06	3,445,751	10,271,230
P07	19,523,456	36,242,425
PI3	4,371,410	5,359,102
P72	2,691,227	5,656,939
W41	145,642	92,971
W42	12,179	32,144
W46	1,527,995	43,969,080

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2016 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AL1	582,846	1,230,067	(647,221)
AO5	710,557	1,717,646	(1,007,089)
AM2	133,001	194,475	(61,474)
A98	675,879	1,320,511	(644,632)
A74	424,398	338,604	85,794
B18	2,294,363	7,242,421	(4,948,058)
C65	35,451	549,257	(513,806)
C61	49,862	52,880	(3,018)
C62	511,848	6,147,475	(5,635,627)
C64	61,082	1,633,797	(1,572,715)
C71	704	465	239
C59	64,984	17,759	47,225
C60	7,564,709	1,040,462	6,524,247
C89	9,523	2,366	7,157
C90	2,478,535	458,208	2,020,327
C58	691,204	75,267	615,937
FD7	934,013	1,850,034	(916,021)
F24	1,143,669	2,845,221	(1,701,552)
F88	40,929	48,694	(7,765)
FB9	61,637	308,169	(246,532)
F15	133,887	469,437	(335,550)
F41	485,830	1,779,719	(1,293,889)
FE3	1,772,634	4,633,124	(2,860,490)
T21	218,003	795,826	(577,823)
T20	558,298	1,740,309	(1,182,011)
FE6	104,609	717,237	(612,628)
T59	138,671	226,824	(88,153)
F56	85,850	269,618	(183,768)
F59	771,821	1,792,904	(1,021,083)
FF0	1,266	47,937	(46,671)
F54	386,218	2,135,853	(1,749,635)
FG8	1,918	3,920	(2,002)
F53	177,974	443,800	(265,826)
FJ9	7,897	16,267	(8,370)
T28	142,871	389,754	(246,883)
FJ0	2,878	8,003	(5,125)
H24	25,016	56,813	(31,797)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
H32	8,276	43,379	(35,103)
V35	85,765	220,713	(134,948)
V13	412,609	837,160	(424,551)
V11	960,611	2,034,557	(1,073,946)
AC1	51,857	85,020	(33,163)
J88	2,132,425	1,248,686	883,739
J94	432,996	436,270	(3,274)
L11	622,383	1,644,144	(1,021,761)
L18	143,476	372,810	(229,334)
L17	164,932	482,004	(317,072)
M07	1,463,738	5,056,817	(3,593,079)
M35	3,007,653	8,546,680	(5,539,027)
M31	228,319	826,485	(598,166)
M80	255,557	243,214	12,343
MF1	135,733	467,266	(331,533)
M41	159,261	422,593	(263,332)
M05	267,877	991,829	(723,952)
M42	683,854	1,445,989	(762,135)
M89	6,920,932	11,152,470	(4,231,538)
M82	488,089	2,193,184	(1,705,095)
M44	484,638	2,182,671	(1,698,033)
M40	1,597,886	3,033,682	(1,435,796)
M83	1,070,877	4,724,898	(3,654,021)
M08	1,019,074	2,721,241	(1,702,167)
MB6	443,109	1,704,977	(1,261,868)
MB7	307,464	953,030	(645,566)
MC0	255,718	604,977	(349,259)
MA0	1,434,400	2,126,484	(692,084)
MC2	182,620	700,789	(518,169)
MC1	340,968	774,311	(433,343)
MC3	24,702	121,888	(97,186)
MA1	189,231	422,556	(233,325)
MC4	68,126	117,597	(49,471)
MC5	20,323	19,367	956
MC6	66,639	241,176	(174,537)
MC7	27,496	19,700	7,796
MC8	107,234	596,208	(488,974)
MC9	16,729	70,010	(53,281)
MD0	108,345	327,084	(218,739)
M92	2,662,698	8,316,409	(5,653,711)
M96	470,575	927,786	(457,211)
MD2	2,691,627	4,011,553	(1,319,926)
MA6	234,222	617,706	(383,484)
MA3	443,971	1,018,865	(574,894)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
M97	116,973	331,748	(214,775)
MD5	286,779	373,914	(87,135)
M98	64,400	214,486	(150,086)
M93	1,066,568	1,981,986	(915,418)
MD6	666,285	2,942,549	(2,276,264)
MB3	146,210	380,135	(233,925)
MD8	2,143,853	2,885,548	(741,695)
MD9	21,835,377	21,257,812	577,565
ME2	57,944	237,902	(179,958)
ME3	435,087	748,405	(313,318)
MA5	134,556	373,594	(239,038)
MA7	45,060	54,129	(9,069)
ME4	93,452	250,132	(156,680)
MA2	10,367	16,291	(5,924)
MF3	313,061	1,600,763	(1,287,702)
MF5	3,152,082	9,548,425	(6,396,343)
MF6	36,804	59,170	(22,366)
MF7	519,623	1,212,703	(693,080)
MF9	1,291,939	4,743,803	(3,451,864)
MG1	1,948,633	2,665,043	(716,410)
MF2	3,377,566	6,269,368	(2,891,802)
MG2	2,219,830	3,902,383	(1,682,553)
MG3	133,937	546,837	(412,900)
MG4	321,097	680,356	(359,259)
MG6	4,101,925	14,642,716	(10,540,791)
MG7	76,362	157,627	(81,265)
V44	236,931	106,734	130,197
V43	118,872	130,700	(11,828)
O19	172,700	306,475	(133,775)
O23	977,349	915,384	61,965
O20	192,340	437,744	(245,404)
O21	552,024	2,471,760	(1,919,736)
O04	40,458	44,004	(3,546)
PH2	15,472	7,189	8,283
P08	176,035	368,553	(192,518)
PC0	168,134	504,115	(335,981)
P70	9,261	34,162	(24,901)
P10	813,319	2,293,862	(1,480,543)
PK8	64,134	159,080	(94,946)
P20	5,888	8,724	(2,836)
PD6	2,153,725	7,752,149	(5,598,424)
P06	298,221	753,808	(455,587)
P07	1,564,536	2,614,606	(1,050,070)
PI3	409,620	552,577	(142,957)
P72	240,242	421,255	(181,013)
W41	2,454	4,644	(2,190)
W42	24	1,961	(1,937)
W46	185,904	4,037,527	(3,851,623)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2015 were as follows:

	10/1/2015 Annuity Units	Units Issued	Units Redeemed	Net Increase (Decrease)
AL1	—	10,709,461	11,161,271	(451,810)
AO5	—	25,801,553	26,560,449	(758,896)
AM2	—	2,126,569	2,255,916	(129,347)
A98	—	19,712,589	21,349,409	(1,636,820)
A74	1,888	1,207,219	1,288,245	(79,138)
B18	7,896	90,028,161	95,634,147	(5,598,090)
C61	—	5,247	4,851	396
C62	75	18,121,208	19,525,918	(1,404,635)
C64	4,042	4,605,538	5,090,575	(480,995)
C65	—	1,314,328	1,401,989	(87,661)
C71	—	5,182	5,143	39
FD7	—	17,793,644	18,041,469	(247,825)
F24	8,822	37,120,940	38,922,675	(1,792,913)
F88	—	303,221	354,686	(51,465)
FB9	—	1,800,564	2,009,450	(208,886)
F15	—	1,991,375	2,212,440	(221,065)
F41	122	20,886,117	22,160,100	(1,273,861)
FE3	3,248	72,886,832	77,366,252	(4,476,172)
T21	39	7,858,801	7,797,763	61,077
T20	4,502	21,045,148	21,942,298	(892,648)
FE6	—	2,995,066	3,378,073	(383,007)
T59	—	1,394,506	1,526,317	(131,811)
F56	1,056	2,959,661	3,176,161	(215,444)
F59	3,225	18,833,753	20,082,729	(1,245,751)
FF0	—	467,805	480,949	(13,144)
F54	1,737	25,967,548	26,980,644	(1,011,359)
FG8	—	45,593	45,221	372
F53	—	3,074,411	3,208,486	(134,075)
FJ9	—	115,285	119,048	(3,763)
T28	—	3,588,196	4,061,166	(472,970)
FJ0	—	58,896	66,968	(8,072)
H24	—	461,494	546,387	(84,893)
H27	—	—	230,193	(230,193)
H32	—	491,812	586,438	(94,626)
V35	—	1,598,772	1,620,431	(21,659)
V13	—	7,393,243	7,709,167	(315,924)
V11	—	21,050,843	21,522,781	(471,938)
AC1	—	800,980	705,342	95,638

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	10/1/2015 Annuity Units	Units Issued	Units Redeemed	Net Increase (Decrease)
J88	—	11,232,719	11,127,266	105,453
J94	—	2,006,215	2,147,385	(141,170)
L11	278	14,647,400	14,630,185	17,493
L18	791	3,951,484	4,138,930	(186,655)
L17	297	5,334,167	5,646,460	(311,996)
M07	253,564	3,462,686	7,259,089	(3,542,839)
M35	40,885	35,000,857	42,078,444	(7,036,702)
M31	19,699	2,596,425	3,180,460	(564,336)
M80	340	1,663,275	1,759,386	(95,771)
MF1	7,558	774,550	1,014,822	(232,714)
M41	499	4,297,863	4,666,225	(367,863)
M05	9,558	3,635,682	4,209,759	(564,519)
M42	3,292	11,013,392	11,714,634	(697,950)
M89	10,111	185,272,971	194,444,965	(9,161,883)
M82	340	36,406,822	38,300,272	(1,893,110)
M44	90,002	1,427,643	3,363,111	(1,845,466)
M40	—	19,511,464	20,390,180	(878,716)
M83	94,729	41,843,956	45,524,181	(3,585,496)
M08	7,940	27,228,101	29,471,059	(2,235,018)
MB6	50,232	4,130,116	5,466,596	(1,286,248)
MB7	8,002	10,125,284	10,904,586	(771,300)
MC0	19,797	700,060	1,022,267	(302,410)
MA0	885	27,100,285	28,182,208	(1,081,038)
MC2	26,972	617,830	1,214,307	(569,505)
MC1	4,999	6,054,264	6,296,875	(237,612)
MC3	8,369	346,871	476,837	(121,597)
MA1	52	4,138,589	4,279,838	(141,197)
MC4	2,197	457,748	547,901	(87,956)
MC5	98	158,337	166,750	(8,315)
MC6	6,005	200,221	342,935	(136,709)
MC7	—	41,264	52,828	(11,564)
MC8	29,678	436,497	971,862	(505,687)
MC9	—	867,257	931,755	(64,498)
MD0	11,663	312,654	563,990	(239,673)
M92	4,179	126,316,515	134,643,607	(8,322,913)
M96	22,300	6,178,584	6,837,069	(636,185)
MD2	22,916	55,702,797	58,290,292	(2,564,579)
MA6	14,409	2,168,933	2,580,825	(397,483)
MA3	3,320	7,640,103	8,138,451	(495,028)
M97	8,198	2,107,651	2,338,302	(222,453)
MD5	144	3,544,233	3,748,186	(203,809)
M98	12,107	263,207	367,847	(92,533)
M93	160	26,237,901	27,823,441	(1,585,380)
MD6	123,044	7,685,132	10,012,727	(2,204,551)
MB3	5,101	2,890,914	3,204,067	(308,052)
MD8	85,846	2,563,421	2,845,547	(196,280)
MD9	29,688	58,433,883	60,673,908	(2,210,337)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	10/1/2015 Annuity Units	Units Issued	Units Redeemed	Net Increase (Decrease)
ME2	3,428	368,002	578,806	(207,376)
ME3	1,109	8,294,984	8,754,013	(457,920)
MA5	12,010	420,773	684,462	(251,679)
MA7	272	180,979	216,335	(35,084)
ME4	12,117	364,728	575,766	(198,921)
MA2	—	55,821	59,999	(4,178)
MF3	667	16,378,065	17,370,222	(991,490)
MF5	1,972	56,228,448	62,209,070	(5,978,650)
MF6	277	201,912	215,608	(13,419)
MF7	1,192	15,229,169	16,099,089	(868,728)
MF9	—	20,511,160	23,711,495	(3,200,335)
MG1	1,566	44,579,454	46,644,551	(2,063,531)
MF2	9,574	100,742,381	107,105,975	(6,354,020)
MG2	1,875	52,758,453	56,244,560	(3,484,232)
MG3	789	5,345,686	5,726,559	(380,084)
MG4	—	5,686,540	5,859,626	(173,086)
MG6	53,695	110,153,500	124,809,855	(14,602,660)
MG7	—	1,063,117	1,121,699	(58,582)
V44	—	616,524	626,613	(10,089)
V43	—	1,165,223	1,296,708	(131,485)
O19	396	2,092,973	2,299,630	(206,261)
O23	—	2,264,551	2,491,982	(227,431)
O20	—	2,615,185	2,834,043	(218,858)
O21	6,253	34,815,994	37,426,824	(2,604,577)
O04	—	284,135	316,014	(31,879)
PH2	—	21,479	19,706	1,773
P08	—	4,439,289	4,913,371	(474,082)
PC0	—	5,368,508	5,615,854	(247,346)
P70	—	208,718	190,119	18,599
P10	491	19,143,305	18,511,785	632,011
PK8	1,002	1,198,938	1,349,136	(149,196)
P20	—	82,323	86,689	(4,366)
PD6	5,450	126,234,817	133,151,666	(6,911,399)
P06	3,533	10,480,393	11,297,483	(813,557)
P07	9,629	40,223,043	43,256,478	(3,023,806)
PI3	—	6,163,451	6,057,172	106,279
P72	—	2,568,814	2,530,505	38,309
W41	—	58,427	64,892	(6,465)
W42	—	6,638	6,756	(118)
W46	—	12,510,562	12,495,455	15,107

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
AL1
2016	3,865,256	$14.3855	to	$12.5630	$51,387,951	1.79%	0.65%	to	2.25%	3.76%	to	2.09%
2015	4,512,477	13.8637	to	12.3054	58,432,090	1.78	0.65	to	2.25	0.64	to	(0.99)
2014	4,964,287	13.7762	to	12.4279	64,503,559	2.37	0.65	to	2.25	6.41	to	4.70
2013	5,318,723	11.8701	to	12.9459	65,572,601	2.26	0.65	to	2.25	13.66	to	15.52
2012	5,475,295	10.5211	to	11.2069	59,011,011	1.91	0.65	to	2.10	10.98	to	12.63
AO5
2016	8,585,060	11.7699	to	10.5496	95,788,842	0.56	0.65	to	2.55	2.69	to	0.73
2015	9,592,149	11.4611	to	10.4731	105,174,303	0.59	0.65	to	2.55	(1.94)	to	(3.82)
2014	10,351,045	11.6881	to	10.8888	116,820,056	0.38	0.65	to	2.55	3.53	to	1.55
2013	9,712,844	10.7227	to	11.2896	106,896,574	0.29	0.65	to	2.55	9.08	to	11.21
2012	5,428,829	9.9060	to	10.1521	54,255,262	0.13	0.65	to	2.10	5.73	to	7.30
AM2
2016	713,443	7.8616	to	7.3171	5,466,235	—	1.35	to	2.15	(8.32)	to	(9.07)
2015	774,917	8.5754	to	8.0468	6,494,198	0.06	1.35	to	2.15	(3.50)	to	(4.28)
2014	904,264	8.8860	to	8.4064	7,870,546	—	1.35	to	2.15	(2.75)	to	(3.54)
2013	1,020,343	8.7145	to	9.1370	9,149,747	0.73	1.35	to	2.15	10.89	to	11.79
2012	1,093,270	7.8010	to	8.1732	8,792,098	1.46	1.35	to	2.30	12.57	to	13.67
A98
2016	5,133,617	7.2932	to	6.6668	36,247,936	1.05	1.30	to	2.30	(2.09)	to	(3.08)
2015	5,778,249	7.4488	to	6.8786	41,831,964	2.01	1.30	to	2.30	1.07	to	0.05
2014	7,415,069	7.3699	to	6.8755	53,322,213	3.22	1.30	to	2.30	(7.68)	to	(8.61)
2013	8,077,654	7.5012	to	7.9827	63,128,091	5.72	1.30	to	2.35	19.85	to	21.13
2012	9,822,886	6.2590	to	6.5900	63,597,746	1.34	1.30	to	2.35	11.50	to	12.70
A74
2016	523,358	21.2769	to	19.4750	10,562,629	0.42	0.65	to	2.30	23.98	to	21.92
2015	437,564	17.1614	to	15.9732	7,178,377	0.50	0.65	to	2.30	(6.31)	to	(7.86)
2014	516,702	18.3166	to	17.3365	9,178,175	0.47	0.65	to	2.30	8.24	to	6.44
2013	553,196	16.2876	to	16.9226	9,166,477	0.51	0.65	to	2.30	34.47	to	36.74
2012	127,943	12.1521	to	12.2638	1,588,940	0.33	1.35	to	2.05	16.03	to	16.86
B18
2016	35,145,601	12.6320	to	14.0152	523,480,827	1.15	0.65	to	2.35	3.13	to	1.37
2015	40,093,659	12.2486	to	13.8264	584,729,720	0.98	0.65	to	2.35	(1.64)	to	(3.33)
2014	45,691,749	12.4534	to	14.3024	684,040,864	2.09	0.65	to	2.35	1.27	to	(0.46)
2013	52,777,976	12.2973	to	15.1505	787,728,876	1.01	0.65	to	2.35	11.73	to	13.67
2012	59,518,591	10.8182	to	13.4228	788,739,478	1.47	0.65	to	2.55	7.15	to	9.25
C65
2016	—	9.8054	to	12.3340	—	0.80	1.30	to	2.10	(4.24)	to	(4.49)
2015	513,806	10.2392	to	12.9140	6,857,974	0.28	1.30	to	2.10	(1.33)	to	(2.13)
2014	601,467	10.3774	to	13.1953	8,180,085	0.03	1.30	to	2.10	(6.33)	to	(7.09)
2013	667,648	10.6265	to	15.1870	9,749,224	0.41	1.30	to	2.10	17.87	to	18.83
2012	801,506	8.8906	to	12.7869	9,865,957	0.91	1.30	to	2.10	15.14	to	16.08
C61
2016	—	17.1122	to	16.0816	—	—	1.35	to	1.90	(6.80)	to	(6.97)
2015	3,018	17.9633	to	17.7677	53,720	—	1.55	to	1.65	(3.28)	to	(13.42)
2014	2,622	17.7916			46,643	—	1.65			7.26
2013	2,841	16.5871			47,121	0.45	1.65			40.08
2012	3,484	11.8408			41,258	—	1.65			9.54
C62
2016	—	15.5095	to	11.8811	—	—	0.65	to	2.30	(6.66)	to	(7.17)
2015	5,635,627	16.6154	to	12.7981	76,304,541	—	0.65	to	2.30	0.60	to	(1.07)
2014	7,040,262	16.5163	to	12.9366	95,782,832	—	0.65	to	2.30	8.12	to	6.32
2013	8,725,729	12.1253	to	15.2766	110,940,837	0.24	0.65	to	2.35	38.66	to	41.08
2012	11,724,482	8.7443	to	10.8285	106,744,410	—	0.65	to	2.35	8.50	to	10.40

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
C63
2014	—	$—			$1	0.04%	1.65%	to	1.75%	7.62%	to	7.51%
2013	2,169	16.3665	to	16.5136	35,578	0.25	1.65	to	1.75	33.27	to	33.40
2012	2,170	12.2809	to	12.3786	26,696	0.74	1.65	to	1.75	10.26	to	10.38
C64
2016	—	17.4651	to	14.6266	—	0.19	0.65	to	2.25	(0.66)	to	(1.19)
2015	1,572,715	17.5816	to	14.7239	24,527,188	—	0.65	to	2.30	1.22	to	(0.54)
2014	2,053,710	17.3704	to	14.8046	32,044,120	0.06	0.65	to	2.30	8.46	to	6.66
2013	2,153,236	13.9292	to	16.0160	31,284,082	0.07	0.65	to	2.25	32.27	to	34.43
2012	2,686,650	10.4998	to	11.9139	29,316,702	0.48	0.65	to	2.30	9.33	to	11.18
C71
2016	2,366	21.2353	to	20.4850	49,461	0.39	1.55	to	1.85	30.68	to	30.29
2015	2,127	16.2493	to	15.7231	34,255	0.56	1.55	to	1.85	(7.77)	to	(8.05)
2014	2,088	17.6183	to	17.0999	36,485	0.48	1.55	to	1.85	1.45	to	1.14
2013	2,076	16.9066	to	17.3660	35,796	0.72	1.55	to	1.85	31.56	to	31.96
2012	1,184	12.8507	to	13.0562	15,387	0.29	1.65	to	1.85	9.19	to	9.41
C59
2016	47,225	10.4695	to	10.5251	493,355	—	1.35	to	2.10	4.70	to	5.25
C60
2016	6,524,247	10.5036	to	10.3862	68,050,656	—	0.65	to	2.30	5.04	to	3.86
C89
2016	7,157	10.4571	to	10.4571	74,841	—	1.35	to	1.35	4.57	to	4.57
C90
2016	2,020,327	10.4906	to	10.3770	21,055,048	—	0.65	to	2.25	4.91	to	3.77
C58
2016	615,937	9.8447	to	9.6674	5,971,463	1.10	1.30	to	2.10	(1.55)	to	(3.33)
FD7
2016	6,637,474	16.1118	to	14.5197	102,788,152	1.13	0.65	to	2.25	6.28	to	4.57
2015	7,553,495	15.1593	to	14.3059	111,120,652	1.25	0.65	to	2.30	(0.29)	to	1.48
2014	7,801,320	15.2037	to	14.0970	116,145,981	1.32	0.65	to	2.30	9.30	to	7.49
2013	7,562,294	13.1149	to	14.0597	103,919,564	1.36	1.30	to	2.30	16.54	to	17.73
2012	7,507,371	11.3885	to	11.9421	87,912,238	1.53	1.30	to	2.10	12.40	to	13.32
F24
2016	11,005,874	18.8423	to	15.4835	181,782,257	0.58	0.65	to	2.35	7.03	to	5.20
2015	12,707,426	17.6047	to	14.7183	198,122,776	0.77	0.65	to	2.35	(0.24)	to	(1.94)
2014	14,500,339	17.6466	to	15.0102	228,891,089	0.69	0.65	to	2.35	10.93	to	9.03
2013	16,883,265	13.7669	to	15.9081	242,518,324	0.80	0.65	to	2.35	27.88	to	30.10
2012	20,321,365	10.7657	to	12.2274	226,589,248	1.09	0.65	to	2.35	13.40	to	15.38
F88
2016	207,643	15.1173	to	13.8816	3,001,549	1.27	1.35	to	2.10	3.81	to	3.02
2015	215,408	14.5625	to	13.4747	3,006,722	1.46	1.35	to	2.10	(1.87)	to	(2.62)
2014	266,873	14.8405	to	13.8371	3,823,400	1.13	1.35	to	2.10	2.80	to	2.02
2013	366,195	13.5628	to	14.4357	5,112,070	1.35	1.35	to	2.10	10.82	to	11.67
2012	453,269	12.1048	to	12.9273	5,687,870	1.64	1.35	to	2.25	9.06	to	10.07
FB9
2016	1,020,459	15.5472	to	13.9546	15,173,885	1.17	1.30	to	2.25	4.20	to	3.20
2015	1,266,991	14.9198	to	13.5217	18,207,001	1.50	1.30	to	2.25	(1.80)	to	(2.75)
2014	1,475,877	15.1933	to	13.9034	21,668,717	1.29	1.30	to	2.25	3.10	to	2.10
2013	1,808,434	13.6168	to	14.7369	25,834,253	1.41	1.30	to	2.25	11.54	to	12.62
2012	2,213,373	12.2083	to	13.0854	28,165,613	1.74	1.30	to	2.25	9.37	to	10.44
F15
2016	1,691,367	15.5919	to	13.9150	25,385,912	1.20	1.30	to	2.30	4.43	to	3.37
2015	2,026,917	14.9308	to	13.4614	29,229,313	1.53	1.30	to	2.30	(1.75)	to	(2.75)
2014	2,247,982	15.1973	to	13.8419	33,093,994	1.32	1.30	to	2.30	3.24	to	2.19
2013	2,727,741	13.2873	to	14.7210	39,069,394	1.52	0.65	to	2.30	12.98	to	14.88
2012	2,941,746	11.9896	to	12.8982	37,000,260	1.71	1.30	to	2.30	10.46	to	11.59

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value [4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
F41
2016	6,007,337	$16.8246	to	$15.6761	$106,126,074	0.28%	0.65%	to	2.30%	11.20%	to	3.49%
2015	7,301,226	15.1306	to	15.1469	117,171,457	0.24	0.65	to	2.30	(2.27)	to	(3.89)
2014	8,575,087	15.4818	to	15.8235	142,229,294	0.02	0.65	to	2.25	5.34	to	3.65
2013	10,268,467	14.6966	to	16.3096	163,285,319	0.26	0.65	to	2.35	32.68	to	34.99
2012	12,996,921	10.8875	to	12.1619	154,665,507	0.38	0.65	to	2.35	11.86	to	13.81
FE3
2016	22,736,161	13.1653	to	12.5649	313,290,374	0.53	0.65	to	2.55	4.49	to	2.49
2015	25,596,651	12.6001	to	12.2598	340,985,348	0.60	0.65	to	2.55	1.18	to	(0.76)
2014	30,072,823	12.4532	to	12.3532	399,793,906	2.65	0.65	to	2.55	(1.87)	to	(3.75)
2013	33,340,140	12.6902	to	14.0011	456,002,716	1.66	0.65	to	2.55	10.36	to	12.51
2012	37,860,350	11.2791	to	12.5261	464,766,322	0.74	0.65	to	2.55	11.89	to	14.08
T21
2016	2,224,462	12.5433	to	11.1941	26,654,823	0.83	1.30	to	2.30	15.92	to	14.74
2015	2,802,285	10.8211	to	9.7559	29,094,768	2.00	1.30	to	2.30	(20.65)	to	(21.45)
2014	2,741,208	13.6370	to	12.4206	36,027,868	1.53	1.30	to	2.30	(9.58)	to	(10.50)
2013	2,977,837	13.8777	to	15.0823	43,477,768	1.85	1.30	to	2.30	(3.20)	to	(2.21)
2012	2,973,922	14.3367	to	15.4232	44,554,239	1.44	1.30	to	2.30	10.55	to	11.68
T20
2016	5,668,828	15.7992	to	17.0744	105,713,504	2.01	1.30	to	2.50	5.78	to	4.50
2015	6,850,839	14.9357	to	18.1124	121,352,263	3.09	1.30	to	2.55	(7.71)	to	1.67
2014	7,743,487	16.1832	to	17.8155	149,297,405	1.89	1.30	to	2.55	(12.29)	to	(13.40)
2013	8,445,001	17.0938	to	23.0962	186,410,420	2.43	1.30	to	2.55	19.84	to	21.37
2012	10,512,459	14.1988	to	19.0405	192,256,195	3.17	1.30	to	2.55	15.20	to	16.69
FE6
2016	2,475,754	13.9431	to	12.5173	33,663,567	3.95	1.35	to	2.55	11.65	to	10.29
2015	3,088,382	12.4880	to	11.3489	37,738,539	2.79	1.35	to	2.55	(7.48)	to	(8.61)
2014	3,471,389	13.4975	to	12.4175	45,953,705	2.78	1.35	to	2.55	1.46	to	0.23
2013	3,944,019	12.3896	to	13.3034	51,560,794	12.11	1.35	to	2.55	20.62	to	22.10
2012	4,517,904	10.5024	to	10.8955	48,525,970	2.78	1.35	to	2.10	12.90	to	13.77
T59
2016	531,876	11.0934	to	10.0171	5,559,572	—	0.65	to	2.55	2.20	to	0.25
2015	620,029	10.8545	to	9.9925	6,420,065	7.82	0.65	to	2.55	(5.01)	to	(6.83)
2014	751,840	11.4273	to	10.7250	8,287,607	4.82	0.65	to	2.55	1.03	to	(0.90)
2013	749,817	10.8224	to	11.3105	8,275,057	4.41	0.65	to	2.55	(1.05)	to	0.88
2012	372,598	10.9809	to	11.2124	4,125,222	5.80	0.65	to	2.25	12.37	to	14.22
F56
2016	1,040,279	15.8582	to	19.0576	21,317,014	2.04	1.30	to	2.25	8.19	to	7.15
2015	1,224,047	14.6571	to	17.3044	23,282,566	2.58	1.30	to	2.25	(7.70)	to	(11.06)
2014	1,439,491	15.8804	to	19.4571	29,759,539	1.35	1.30	to	2.25	(4.08)	to	(5.00)
2013	1,577,153	15.4863	to	22.7083	34,020,697	2.71	1.30	to	2.30	27.81	to	29.12
2012	1,891,734	12.0793	to	17.5958	31,651,870	2.01	1.30	to	2.30	18.27	to	19.49
F59
2016	6,181,841	14.4793	to	12.8587	84,955,589	4.95	0.65	to	2.30	13.28	to	11.40
2015	7,202,924	12.7816	to	11.5427	88,276,667	4.65	0.65	to	2.30	(7.66)	to	(9.19)
2014	8,448,675	13.8417	to	12.7112	113,301,488	4.99	0.65	to	2.30	3.94	to	2.21
2013	9,121,585	12.4364	to	13.3321	118,825,574	6.33	0.65	to	2.30	11.32	to	13.20
2012	10,438,756	11.1716	to	11.8550	121,315,834	6.45	1.30	to	2.30	10.05	to	11.18

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
FF0
2016	174,678	$13.6995	to	$13.1580	$2,367,221	4.61%	1.35%	to	2.10%	12.33%	to	11.48%
2015	221,349	12.1956	to	11.8032	2,675,685	4.38	1.35	to	2.10	(8.40)	to	(9.10)
2014	234,493	13.3139	to	12.9843	3,101,054	4.73	1.35	to	2.10	3.11	to	2.33
2013	232,968	12.6890	to	13.1224	2,995,129	6.25	0.65	to	2.10	11.46	to	13.11
2012	219,490	11.3840	to	11.6010	2,515,056	6.87	0.65	to	2.10	10.18	to	11.83
F54
2016	7,296,500	17.3704	to	19.2457	168,372,832	1.98	0.65	to	2.55	15.30	to	13.10
2015	9,046,135	15.0650	to	17.0167	183,026,033	2.98	0.65	to	2.55	(5.55)	to	(7.36)
2014	10,057,494	15.9510	to	18.3689	217,645,971	1.96	0.65	to	2.55	6.43	to	4.39
2013	11,763,564	14.9879	to	21.3191	241,465,876	2.06	0.65	to	2.55	24.99	to	27.43
2012	14,648,890	11.7619	to	16.8490	238,076,966	2.06	0.65	to	2.55	11.32	to	13.50
FG8
2016	17,750	16.9831	to	16.3559	298,131	1.91	1.35	to	2.05	14.38	to	13.56
2015	19,752	14.8484	to	14.4022	290,680	2.95	1.35	to	2.05	(6.33)	to	(7.00)
2014	19,380	15.8522	to	15.4858	305,130	2.14	1.35	to	2.05	5.60	to	4.85
2013	13,774	14.7698	to	15.0120	205,905	2.06	1.35	to	2.05	25.43	to	26.32
2012	12,309	11.7754	to	11.8836	145,875	2.21	1.35	to	2.05	11.85	to	12.65
F53
2016	975,482	20.6828	to	28.7869	33,974,255	0.83	0.65	to	2.55	29.34	to	26.87
2015	1,241,308	15.9909	to	22.6902	33,770,572	0.63	0.65	to	2.55	(7.99)	to	(9.75)
2014	1,375,383	17.3794	to	25.1414	41,053,979	0.62	0.65	to	2.55	(0.08)	to	(1.99)
2013	1,567,440	17.3937	to	31.5174	47,194,557	1.28	0.65	to	2.55	32.77	to	35.35
2012	1,751,017	12.8507	to	23.4505	39,374,752	0.76	0.65	to	2.50	15.41	to	17.61
FJ9
2016	44,227	20.0288	to	19.2891	877,516	0.65	1.35	to	2.05	28.36	to	27.45
2015	52,597	15.6030	to	15.1342	813,592	0.53	1.35	to	2.05	(8.77)	to	(9.42)
2014	56,360	17.1026	to	16.7073	957,085	0.48	1.35	to	2.05	(0.88)	to	(1.58)
2013	50,422	16.9760	to	17.5351	865,842	1.12	0.65	to	2.05	33.33	to	35.24
2012	50,191	12.7319	to	12.8489	643,132	0.69	1.35	to	2.05	15.83	to	16.66
T28
2016	1,385,829	12.1651	to	13.1050	19,230,035	3.46	0.65	to	2.25	7.24	to	5.51
2015	1,632,712	11.3441	to	12.4205	21,339,869	6.56	0.65	to	2.25	(4.49)	to	(6.03)
2014	2,105,682	11.8779	to	13.2179	29,004,810	6.10	0.65	to	2.25	1.20	to	(0.43)
2013	2,335,970	11.7372	to	14.1815	32,166,899	6.13	0.65	to	2.30	0.94	to	2.64
2012	2,573,447	11.4349	to	13.9072	35,029,483	6.96	0.65	to	2.30	10.15	to	12.02
FJ0
2016	28,744	11.5214	to	11.0959	329,206	3.06	1.35	to	2.05	6.41	to	5.65
2015	33,869	11.3392	to	10.5022	364,463	5.99	0.65	to	2.05	(3.07)	to	(5.94)
2014	41,941	11.6988	to	11.1660	479,427	5.71	0.65	to	2.05	1.09	to	(0.33)
2013	43,918	11.2034	to	11.5725	500,863	5.70	0.65	to	2.05	1.05	to	2.50
2012	33,907	11.0868	to	11.1887	378,585	7.29	1.35	to	2.05	10.35	to	11.14
HBF
2014	—	—	to	—	—	3.15	1.35	to	2.10	0.29	to	—
2013	988,273	14.7503	to	15.2845	14,981,788	1.82	1.35	to	2.10	12.73	to	13.59
2012	1,240,009	13.0852	to	13.4560	16,579,285	1.47	1.35	to	2.10	7.20	to	8.02
H24
2016	103,249	14.9810	to	14.2426	1,527,346	4.49	1.35	to	1.90	5.52	to	4.94
2015	135,046	14.1967	to	13.5725	1,892,317	3.96	1.35	to	1.90	(4.37)	to	(4.90)
2014	219,939	14.8447	to	14.2716	3,224,544	4.11	1.35	to	1.90	8.67	to	8.07
2013	341,476	13.0440	to	13.6600	4,608,325	2.90	1.35	to	2.10	17.44	to	18.34
2012	396,553	11.1065	to	11.5427	4,528,237	3.84	1.35	to	2.10	9.11	to	9.95

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
HVG
2014	—	$—			$—	0.13%	1.35%	to	1.90%	(3.00%)	to	(3.20%)
2013	78,457	10.3462	to	10.7016	830,844	0.96	1.35	to	1.90	31.20	to	31.94
2012	105,576	7.8856	to	8.1111	848,512	0.36	1.35	to	1.90	8.34	to	8.95
HVI
2014	—	—			—	5.00	1.35	to	2.10	6.41	to	6.03
2013	81,411	11.0666	to	11.5892	932,571	3.73	1.35	to	2.10	21.21	to	22.14
2012	113,189	9.1301	to	9.4886	1,062,389	3.72	1.35	to	2.10	8.39	to	9.23
H27
2015	—	9.6560	to	9.1381	—	1.75	1.35	to	2.10	3.03	to	2.89
2014	230,193	9.3724	to	8.8817	2,122,261	1.49	1.35	to	2.10	(7.95)	to	(8.65)
2013	473,837	9.7224	to	10.1815	4,749,934	1.34	1.35	to	2.10	20.33	to	21.25
2012	599,889	8.0800	to	8.3974	4,972,427	1.19	1.35	to	2.10	11.63	to	12.49
HVM
2013	—	—			—	1.45	1.35	to	1.90	11.48	to	11.63
2012	8,808	9.2715	to	9.5366	82,921	0.60	1.35	to	1.90	8.50	to	9.11
HVC
2014	—	—			—	0.52	1.35	to	2.10	2.14	to	1.78
2013	116,539	13.3851	to	14.0172	1,606,941	0.74	1.35	to	2.10	29.56	to	30.55
2012	159,752	10.3312	to	10.7368	1,690,777	0.27	1.35	to	2.10	12.17	to	13.03
HVS
2014	—	—	to	—	—	3.60	1.35	to	2.10	0.48	to	0.19
2013	737,944	10.7284	to	11.2348	8,218,734	2.50	1.35	to	2.10	(3.75)	to	(3.02)
2012	771,336	11.1469	to	11.5843	8,869,495	2.42	1.35	to	2.10	1.17	to	1.95
HVN
2012	—	—			—	—	1.35	to	2.10	18.65	to	18.95
HRS
2014	—	—			—	2.83	1.35	to	2.10	(2.24)	to	(2.52)
2013	308,937	7.3255	to	7.6491	2,330,630	0.98	1.35	to	2.10	6.81	to	7.63
2012	349,676	6.8582	to	7.1067	2,457,433	0.23	1.35	to	2.10	2.13	to	2.92
HVR
2014	—	—			—	0.23	1.35	to	2.10	(1.42)	to	(1.70)
2013	131,266	10.6411	to	11.1435	1,442,554	0.73	1.35	to	2.10	21.82	to	22.76
2012	155,429	8.7348	to	9.0777	1,394,690	1.64	1.35	to	2.10	4.68	to	5.49
H32
2016	122,712	14.8475	to	13.8570	1,796,035	0.62	1.35	to	2.10	9.51	to	8.67
2015	157,815	13.5587	to	12.7511	2,112,682	0.52	1.35	to	2.10	(8.42)	to	(9.12)
2014	252,441	14.8054	to	14.0303	3,690,597	0.39	1.35	to	2.10	(3.39)	to	(4.12)
2013	340,400	14.6333	to	15.3243	5,154,845	0.31	1.35	to	2.10	29.15	to	30.14
2012	437,852	11.3304	to	11.7752	5,102,981	—	1.35	to	2.10	20.04	to	20.96
V35
2016	523,944	18.0681	to	15.3400	9,219,910	0.11	1.35	to	2.10	13.66	to	12.80
2015	658,892	15.8962	to	14.9758	10,234,351	0.01	1.35	to	2.10	(10.58)	to	(11.26)
2014	680,551	17.7777	to	16.8766	11,851,444	0.20	1.35	to	2.10	8.00	to	7.18
2013	705,458	15.7463	to	16.4608	11,412,161	0.57	1.35	to	2.10	31.12	to	32.12
2012	497,553	12.0090	to	12.7466	6,119,962	0.58	0.65	to	2.10	14.60	to	16.31

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
V13
2016	2,109,158	$19.7645	to	$14.0059	$32,417,640	1.29%	0.65%	to	2.55%	16.23%	to	14.00%
2015	2,533,709	17.0051	to	12.2855	33,829,593	1.58	0.65	to	2.55	(6.80)	to	(8.59)
2014	2,849,633	18.2467	to	13.4396	41,192,148	1.06	0.65	to	2.55	8.39	to	6.32
2013	2,946,646	12.6409	to	16.8341	39,678,147	1.48	0.65	to	2.55	32.20	to	34.77
2012	2,455,811	9.5623	to	10.3003	24,746,978	1.55	1.30	to	2.55	15.88	to	17.37
V11
2016	6,225,472	17.2143	to	16.2194	105,689,244	1.61	0.65	to	2.10	14.09	to	12.42
2015	7,299,418	15.0885	to	14.4270	109,646,517	2.17	0.65	to	2.10	(3.22)	to	(4.63)
2014	7,771,356	15.5903	to	15.1276	121,727,423	1.60	0.65	to	2.10	8.06	to	6.48
2013	6,967,224	14.0805	to	14.8512	101,917,116	1.68	0.65	to	2.25	22.08	to	24.07
2012	4,842,609	11.6196	to	12.0545	57,677,285	1.81	0.65	to	2.10	10.02	to	11.65
AC1
2016	210,017	12.6609	to	12.1604	2,613,067	1.15	1.35	to	2.10	(2.04)	to	(2.78)
2015	243,180	12.9242	to	12.5084	3,100,461	1.41	1.35	to	2.10	(3.93)	to	(4.66)
2014	147,542	13.4530	to	13.1200	1,963,336	1.56	1.35	to	2.10	(1.26)	to	(2.01)
2013	93,459	13.3271	to	13.6249	1,265,384	1.18	1.35	to	2.30	15.99	to	17.12
2012	16,040	11.5883	to	11.6337	186,262	1.24	1.35	to	1.65	13.34	to	13.69
J88
2016	4,467,729	10.8018	to	9.8869	45,830,587	2.50	0.65	to	2.30	1.17	to	(0.51)
2015	3,583,990	10.6765	to	10.0247	36,693,573	3.11	0.65	to	2.10	0.21	to	(1.25)
2014	3,478,537	10.6543	to	10.1520	35,919,894	3.62	0.65	to	2.10	4.03	to	2.51
2013	2,366,142	9.9032	to	10.2415	23,724,644	3.93	0.65	to	2.10	(3.80)	to	(2.38)
2012	858,794	10.2340	to	10.4910	8,892,765	2.33	0.65	to	2.55	2.37	to	4.38
J94
2016	610,046	20.2108	to	18.7003	11,727,631	0.71	0.65	to	2.10	9.97	to	8.37
2015	613,320	18.3776	to	17.2559	10,824,807	0.91	0.65	to	2.10	(0.06)	to	(1.52)
2014	754,490	18.3895	to	17.5229	13,476,661	0.76	0.65	to	2.10	12.87	to	11.22
2013	325,342	15.7548	to	16.2927	5,212,710	1.08	0.65	to	2.10	33.05	to	35.01
2012	100,716	11.8494	to	11.9582	1,199,600	0.88	1.35	to	2.05	14.86	to	15.69
L11
2016	4,251,904	8.8917	to	8.5784	38,857,707	1.00	0.65	to	2.35	19.99	to	17.94
2015	5,273,665	7.4101	to	7.2733	40,573,672	1.13	0.65	to	2.35	(20.58)	to	(21.94)
2014	5,256,172	9.3297	to	9.3172	51,420,479	1.67	0.65	to	2.35	(5.26)	to	(6.88)
2013	5,760,595	9.8474	to	10.6476	60,059,241	1.38	0.65	to	2.35	(3.56)	to	(1.89)
2012	5,713,464	10.0366	to	10.9237	61,330,118	1.54	0.65	to	2.35	19.17	to	21.25
L18
2016	1,243,093	17.1039	to	19.1710	26,470,868	—	0.65	to	2.50	0.58	to	(1.30)
2015	1,472,427	17.0061	to	19.4230	31,539,261	—	0.65	to	2.50	2.06	to	0.15
2014	1,659,082	16.6636	to	19.3930	35,208,118	—	0.65	to	2.50	5.38	to	3.42
2013	2,007,338	18.6553	to	22.9112	40,883,716	—	1.30	to	2.55	33.58	to	35.30
2012	2,655,359	13.9651	to	16.9340	40,130,308	—	1.30	to	2.55	11.18	to	12.61
L17
2016	1,720,494	18.1758	to	21.3338	39,783,024	1.08	0.65	to	2.30	14.99	to	13.08
2015	2,037,566	15.8061	to	18.8657	41,432,558	1.08	0.65	to	2.30	(4.07)	to	(5.66)
2014	2,349,562	16.4770	to	19.9986	50,345,227	0.42	0.65	to	2.30	6.44	to	4.68
2013	2,786,160	15.4793	to	21.0606	56,663,879	0.25	0.65	to	2.30	32.64	to	34.88
2012	2,764,087	14.4039	to	15.7255	42,125,655	0.52	1.30	to	2.30	8.03	to	9.14

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
EGS
2012	—	$—			$—	0.05%	1.00%	to	1.85%	13.19%	to	13.81%
MFF
2012	—	—			—	—	1.00	to	2.25	12.71	to	13.62
M07
2016	29,910,041	12.2267	to	11.9316	362,343,544	2.88	1.15	to	1.85	7.85	to	7.08
2015	33,503,120	11.3363	to	11.1431	377,393,483	2.58	1.15	to	1.85	(1.50)	to	(2.21)
2014	37,045,959	11.5073	to	11.3954	428,275,096	1.85	1.15	to	1.85	7.25	to	6.49
2013	41,621,978	10.7007	to	10.7298	449,385,727	1.77	1.15	to	1.85	7.01	to	7.30
M35
2016	32,522,599	12.3304	to	11.5526	387,743,049	2.61	0.65	to	2.55	8.11	to	6.04
2015	38,061,626	11.4057	to	10.8944	423,982,545	2.32	0.65	to	2.55	(1.23)	to	(3.11)
2014	45,098,328	11.5472	to	11.2447	513,985,416	1.67	0.65	to	2.55	7.53	to	5.48
2013	54,392,986	10.6609	to	10.7384	582,198,307	1.66	0.65	to	2.55	6.61	to	7.38
M31
2016	5,426,005	11.6429	to	11.3291	123,629,170	0.04	1.00	to	1.85	1.42	to	0.55
2015	6,024,171	11.4800	to	11.2673	136,388,570	0.15	1.00	to	1.85	6.48	to	5.57
2014	6,588,507	10.7810	to	10.6729	142,083,425	0.10	1.00	to	1.85	7.86	to	6.93
2013	7,603,903	8.9609	to	38.9941	150,048,532	0.23	1.00	to	1.85	34.32	to	35.48
2012	8,715,181	6.6678	to	28.8924	126,358,221	—	1.00	to	1.85	1.81	to	2.14
M80
2016	863,914	18.4555	to	28.9819	21,240,396	—	0.65	to	2.30	1.51	to	(2.62)
2015	851,571	18.1802	to	29.7614	20,421,532	—	0.65	to	2.30	6.60	to	4.83
2014	947,342	17.0540	to	28.3893	21,392,555	—	0.65	to	2.30	7.98	to	6.18
2013	957,977	15.2725	to	30.3796	20,199,476	0.12	0.65	to	2.25	33.43	to	35.61
2012	1,067,867	11.4290	to	22.5272	17,349,507	—	1.15	to	2.25	1.57	to	1.99
MF1
2016	2,360,839	9.2491	to	8.2190	20,746,816	—	1.15	to	1.85	3.72	to	2.97
2015	2,692,372	8.9176	to	7.9820	22,872,751	—	1.15	to	1.85	3.42	to	2.68
2014	2,925,086	8.6063	to	7.7739	24,193,882	—	1.15	to	1.85	7.61	to	6.85
2013	3,214,346	7.0908	to	8.0117	24,799,452	—	1.15	to	1.85	35.17	to	36.16
2012	3,355,284	5.2403	to	5.8842	19,045,900	—	1.15	to	1.85	2.92	to	3.19
M41
2016	1,460,801	12.2240	to	18.5451	29,172,668	—	1.15	to	2.35	3.41	to	2.16
2015	1,724,133	11.8206	to	18.1534	33,576,678	—	1.15	to	2.35	3.23	to	1.98
2014	2,091,996	11.4506	to	17.8013	40,469,079	—	1.15	to	2.35	7.31	to	6.01
2013	2,385,661	9.7733	to	22.4833	43,834,880	—	1.15	to	2.35	33.99	to	35.64
2012	3,042,637	7.2567	to	16.5842	41,719,426	—	1.15	to	2.50	2.77	to	4.26
M05
2016	4,550,411	10.6045	to	10.3875	47,735,809	—	1.00	to	1.85	7.96	to	7.03
2015	5,274,363	9.8226	to	9.7048	51,473,702	—	1.00	to	1.85	(2.87)	to	(3.70)
2014	5,838,882	10.1124	to	10.0778	59,042,352	—	1.00	to	1.85	1.12	to	0.78
M42
2016	3,472,298	14.3524	to	13.2562	45,183,766	—	0.65	to	2.55	8.09	to	6.02
2015	4,234,433	13.2781	to	12.5030	51,679,700	—	0.65	to	2.55	(2.78)	to	(4.64)
2014	4,932,383	13.6580	to	13.1116	62,789,692	—	0.65	to	2.55	(8.10)	to	(9.85)
2013	1,244,536	14.6197	to	14.8611	18,296,470	—	0.65	to	2.10	38.25	to	40.30
2012	1,253,717	10.5720	to	10.5924	13,270,525	—	0.65	to	2.30	5.72	to	5.92

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
M89
2016	54,097,481	$11.2556	to	$10.1637	$579,337,780	3.20%	0.65%	to	2.55%	3.33%	to	1.36%
2015	58,329,019	10.8924	to	10.0275	610,129,654	2.99	0.65	to	2.55	(1.23)	to	(3.12)
2014	67,490,902	11.0278	to	10.3501	721,401,282	2.69	0.65	to	2.55	4.93	to	2.93
2013	75,771,098	9.6804	to	10.5094	779,097,934	1.07	0.65	to	2.55	(3.81)	to	(1.93)
2012	85,754,971	10.0069	to	10.7163	907,744,211	0.19	0.65	to	2.55	0.07	to	6.36
M82
2016	9,907,870	15.9063	to	14.6264	151,167,809	0.51	0.65	to	2.30	7.78	to	4.42
2015	11,612,965	14.7576	to	14.0971	166,083,179	0.45	0.65	to	2.10	(0.12)	to	(1.58)
2014	13,506,075	14.7757	to	14.3235	195,371,707	0.56	0.65	to	2.10	9.22	to	7.63
2013	16,264,441	13.3085	to	13.5283	217,583,373	0.29	0.65	to	2.10	29.23	to	31.14
2012	21,332,345	10.2959	to	10.3158	219,815,489	—	0.65	to	2.30	2.96	to	3.16
M44
2016	11,888,231	9.4362	to	9.2738	111,519,024	3.84	1.15	to	1.85	10.20	to	9.41
2015	13,586,264	8.5625	to	8.4762	115,876,289	4.13	1.15	to	1.85	(15.49)	to	(16.10)
2014	15,431,730	10.1315	to	10.1029	157,354,271	2.07	1.15	to	1.85	1.32	to	1.03
M40
2016	7,287,818	9.4141	to	9.1202	67,546,731	3.56	1.00	to	2.30	10.12	to	8.68
2015	8,723,614	8.5486	to	8.3920	73,904,560	3.83	1.00	to	2.30	(15.61)	to	(16.72)
2014	9,602,330	10.1299	to	10.0768	97,018,095	1.93	1.00	to	2.30	1.30	to	0.77
M83
2016	19,203,768	11.8689	to	15.8414	272,478,586	2.08	1.15	to	2.50	12.79	to	11.24
2015	22,857,789	10.5228	to	14.8028	291,415,553	2.19	1.15	to	2.55	(1.87)	to	0.71
2014	26,443,285	10.7223	to	14.6986	348,288,933	1.87	1.15	to	2.55	7.22	to	7.69
2013	19,546,304	13.6487	to	13.8438	269,468,965	1.14	1.30	to	2.55	32.42	to	34.12
2012	25,592,147	10.3068	to	10.3219	264,127,204	—	1.30	to	2.55	3.07	to	3.22
M08
2016	9,064,489	16.9448	to	14.9209	137,624,810	1.86	0.65	to	2.50	13.04	to	5.53
2015	10,766,656	14.9906	to	14.1384	146,351,882	2.02	0.65	to	2.50	(1.58)	to	(3.41)
2014	13,001,674	15.2310	to	14.6377	182,060,917	3.15	0.65	to	2.50	9.49	to	7.45
2013	1,001,872	13.6854	to	13.8022	13,784,206	0.99	1.35	to	2.10	32.75	to	33.77
2012	1,256,681	10.3091	to	10.3182	12,962,256	—	1.35	to	2.10	3.09	to	3.18
MB6
2016	9,827,330	30.4722	to	16.5398	274,414,193	1.43	1.15	to	1.85	7.21	to	6.44
2015	11,089,198	28.4221	to	15.5391	290,589,545	1.57	1.15	to	1.85	(0.02)	to	(0.74)
2014	12,375,446	16.5128	to	15.6556	328,827,039	1.65	1.15	to	1.85	11.27	to	10.49
2013	13,963,398	13.5787	to	49.6504	335,078,758	2.04	1.15	to	1.85	33.88	to	34.85
2012	15,937,014	10.1375	to	36.9102	284,268,803	1.68	1.15	to	1.85	13.23	to	14.06
MB7
2016	3,165,481	21.1190	to	21.5140	76,171,922	1.25	1.00	to	2.50	7.09	to	5.47
2015	3,811,047	19.7201	to	21.0114	86,489,467	1.25	1.00	to	2.55	(0.14)	to	1.91
2014	4,582,347	19.7475	to	20.6168	105,320,011	1.38	1.00	to	2.55	11.16	to	9.42
2013	5,813,652	15.9698	to	24.1277	121,852,464	1.74	1.00	to	2.55	32.59	to	34.70
2012	7,733,934	11.9588	to	17.9491	121,965,691	1.37	1.00	to	2.55	12.15	to	13.95
MC0
2016	2,639,684	23.6109	to	20.5132	58,807,589	4.07	1.15	to	1.85	5.08	to	4.32
2015	2,988,943	22.4704	to	19.6641	63,529,911	3.96	1.15	to	1.85	(1.45)	to	(2.16)
2014	3,291,353	21.7244	to	20.0978	71,633,113	3.75	1.15	to	1.85	4.56	to	3.82
2013	3,586,004	19.0130	to	21.8027	74,837,112	4.08	1.15	to	1.85	(2.12)	to	(1.41)
2012	4,392,042	19.3030	to	22.1141	93,350,707	4.92	1.15	to	1.85	9.24	to	10.04

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
MA0
2016	8,446,444	$12.4116	to	$14.0494	$149,405,681	3.90%	0.65%	to	2.50%	5.29%	to	3.91%
2015	9,138,528	11.7876	to	13.5201	155,094,085	3.78	0.65	to	2.50	(1.23)	to	(3.07)
2014	10,219,566	11.9341	to	13.9480	177,253,081	3.62	0.65	to	2.50	4.91	to	2.95
2013	10,687,410	11.3759	to	18.0972	178,270,189	4.08	0.65	to	2.50	(3.00)	to	(1.16)
2012	9,751,262	11.5089	to	18.4014	166,516,251	4.64	0.65	to	2.55	8.16	to	10.28
MC2
2016	4,258,493	29.2369	to	18.7314	97,617,989	0.76	1.15	to	1.85	10.11	to	9.32
2015	4,776,662	26.5525	to	17.1351	99,683,494	0.55	1.15	to	1.85	(1.34)	to	(2.05)
2014	5,346,167	19.1135	to	17.4945	113,882,760	0.80	1.15	to	1.85	10.10	to	9.32
2013	5,928,013	15.4053	to	24.4424	114,679,328	0.99	1.15	to	1.85	32.13	to	33.09
2012	6,563,929	11.6470	to	18.3649	95,519,770	0.78	1.15	to	1.85	14.30	to	15.13
MC1
2016	2,161,230	19.8405	to	15.8192	37,582,688	0.45	0.65	to	2.25	10.35	to	8.57
2015	2,594,573	17.9804	to	14.5707	41,219,748	0.30	0.65	to	2.25	(1.05)	to	(2.65)
2014	2,832,185	18.1715	to	14.9667	46,069,765	0.56	0.65	to	2.25	10.34	to	8.57
2013	3,243,424	13.7856	to	25.4526	48,214,531	0.77	0.65	to	2.25	31.26	to	33.41
2012	3,536,923	10.4710	to	19.1846	39,795,981	0.54	0.65	to	2.30	13.55	to	15.48
MC3
2016	699,804	24.1864	to	21.0156	16,866,599	0.62	1.00	to	1.85	8.27	to	7.34
2015	796,990	22.3385	to	19.5780	17,765,433	0.94	1.00	to	1.85	(13.76)	to	(14.51)
2014	918,587	25.9038	to	22.8996	24,006,037	0.64	1.00	to	1.85	(7.66)	to	(8.45)
2013	1,069,130	25.0134	to	30.8705	30,332,889	1.55	1.00	to	1.85	(6.96)	to	(6.16)
2012	1,170,564	26.8859	to	33.0133	35,575,216	1.10	1.00	to	1.85	16.77	to	17.79
MA1
2016	1,403,830	8.1584	to	11.1075	18,711,593	0.37	0.65	to	2.55	8.33	to	6.26
2015	1,637,155	7.5307	to	10.4527	20,171,751	0.58	0.65	to	2.55	(13.65)	to	(15.30)
2014	1,778,352	8.7212	to	12.3414	25,532,430	0.41	0.65	to	2.55	(7.59)	to	(9.36)
2013	1,912,047	9.4376	to	34.9436	29,856,169	1.43	0.65	to	2.55	(7.81)	to	(6.02)
2012	1,981,331	10.0417	to	37.3877	33,553,289	0.89	0.65	to	2.50	15.62	to	17.83
MC4
2016	640,441	16.4663	to	14.3695	11,249,055	—	1.00	to	1.85	(0.70)	to	(1.55)
2015	689,912	16.5821	to	14.5958	12,301,550	2.44	1.00	to	1.85	(4.62)	to	(5.44)
2014	777,868	17.3851	to	15.4352	14,774,648	0.53	1.00	to	1.85	(0.28)	to	(1.13)
2013	935,239	15.6124	to	22.9637	17,862,748	—	1.00	to	1.85	(7.01)	to	(6.21)
2012	1,121,650	16.7896	to	24.5777	23,029,564	2.90	1.00	to	1.85	(1.23)	to	(0.37)
MC5
2016	111,398	15.1182	to	13.5556	1,568,339	—	1.15	to	1.85	(1.15)	to	(1.85)
2015	110,442	15.2941	to	15.0234	1,583,099	2.55	1.15	to	2.05	(4.96)	to	(0.34)
2014	118,757	16.0931	to	15.0741	1,804,378	0.19	1.15	to	2.05	(0.67)	to	(1.57)
2013	164,670	13.7755	to	16.4557	2,532,443	—	1.15	to	2.05	(7.37)	to	(6.52)
2012	136,568	14.8332	to	17.6563	2,246,301	2.50	1.15	to	2.05	(1.73)	to	(0.83)
MC6
2016	1,566,590	31.9832	to	14.0815	43,506,302	0.58	1.15	to	1.85	4.86	to	4.11
2015	1,741,127	30.4997	to	13.5259	46,420,205	0.95	1.15	to	1.85	(2.66)	to	(3.36)
2014	1,877,836	14.3617	to	13.9964	52,631,162	0.50	1.15	to	1.85	3.12	to	2.39
2013	2,092,115	12.7440	to	40.1105	57,215,898	0.67	1.15	to	1.85	19.01	to	19.88
2012	2,365,951	10.7025	to	33.5420	54,517,556	0.72	1.15	to	1.85	17.50	to	18.35

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
MC7
2016	104,234	$20.4535	to	$20.4656	$2,325,270	0.35%	1.15%	to	2.55%	4.63%	to	3.15%
2015	96,438	19.5480	to	19.8404	1,996,561	0.62	1.15	to	2.55	(2.95)	to	(4.33)
2014	108,002	20.1429	to	20.7381	2,299,179	0.19	1.15	to	2.55	2.86	to	1.40
2013	175,811	17.9370	to	26.0623	3,534,222	0.38	1.15	to	2.55	17.86	to	19.55
2012	179,854	15.1109	to	21.8117	3,076,199	0.47	1.15	to	2.10	16.97	to	18.11
MC8
2016	3,836,452	22.0136	to	11.1342	86,911,841	1.12	1.15	to	1.85	4.24	to	3.49
2015	4,325,426	21.1183	to	10.7590	93,596,211	1.26	1.15	to	1.85	(1.94)	to	(2.65)
2014	4,831,113	11.4495	to	11.0518	107,911,560	1.06	1.15	to	1.85	1.22	to	0.50
2013	5,432,212	9.9571	to	33.9097	120,583,776	1.56	1.15	to	1.85	21.71	to	22.59
2012	6,184,482	8.1769	to	27.7289	112,011,193	1.58	1.15	to	1.85	14.64	to	15.48
MC9
2016	369,037	15.8845	to	19.6450	6,490,047	0.81	1.10	to	2.25	4.05	to	2.84
2015	422,318	15.2657	to	19.1018	7,232,070	0.96	1.10	to	2.25	(2.18)	to	(3.32)
2014	486,816	15.6054	to	19.7568	8,587,086	0.75	1.10	to	2.25	1.03	to	(0.15)
2013	571,136	14.0599	to	22.3523	9,984,130	1.25	1.10	to	2.25	20.90	to	22.32
2012	804,018	11.5821	to	18.2921	11,694,232	1.31	1.15	to	2.25	13.94	to	15.23
MD0
2016	1,899,277	28.6923	to	18.1988	51,409,257	—	1.15	to	1.85	5.03	to	4.27
2015	2,118,016	27.3178	to	17.4528	54,757,714	5.17	1.15	to	1.85	(3.34)	to	(4.04)
2014	2,357,689	19.8453	to	18.1874	63,972,507	2.80	1.15	to	1.85	3.26	to	2.53
2013	2,653,641	17.6120	to	34.6579	69,875,165	2.55	1.15	to	1.85	6.82	to	7.60
2012	2,816,638	16.4786	to	32.2897	69,236,431	1.92	1.15	to	1.85	7.52	to	8.31
M92
2016	56,171,972	12.4709	to	11.3569	686,213,466	—	0.65	to	2.55	5.29	to	3.28
2015	61,825,683	11.8441	to	10.9963	724,423,931	4.89	0.65	to	2.55	(3.12)	to	(4.98)
2014	70,148,596	12.2261	to	11.5723	855,730,233	2.58	0.65	to	2.55	3.57	to	1.59
2013	78,489,983	11.3913	to	21.0923	933,031,187	2.33	0.65	to	2.55	5.77	to	7.84
2012	83,848,269	10.8365	to	19.6683	933,129,242	1.79	0.65	to	2.35	6.68	to	8.55
M96
2016	4,799,909	19.8527	to	15.3592	92,685,337	2.68	1.15	to	1.85	(0.11)	to	(0.83)
2015	5,257,120	19.8742	to	15.4874	102,055,769	2.73	1.15	to	1.85	(0.67)	to	(1.39)
2014	5,893,305	17.1661	to	15.7056	116,290,449	2.42	1.15	to	1.85	3.65	to	2.92
2013	6,645,894	14.9236	to	24.4099	127,074,581	2.17	1.15	to	1.85	(4.40)	to	(3.70)
2012	7,678,114	15.5939	to	25.4107	153,265,951	3.16	1.15	to	1.85	0.62	to	1.36
MD2
2016	16,682,003	10.5502	to	10.9635	214,602,842	2.37	0.65	to	2.50	0.02	to	(1.84)
2015	18,001,929	10.5479	to	11.2494	233,787,906	2.39	0.65	to	2.55	(0.40)	to	(0.96)
2014	20,566,508	10.5899	to	11.3580	271,002,756	2.18	0.65	to	2.55	3.99	to	2.00
2013	24,621,249	10.1838	to	14.4102	314,785,436	1.93	0.65	to	2.55	(5.37)	to	(3.53)
2012	27,316,157	10.5561	to	15.0126	365,299,829	2.86	0.65	to	2.55	(0.35)	to	1.60
MA6
2016	2,350,891	21.8140	to	19.0023	59,541,819	6.62	1.00	to	1.85	12.69	to	11.72
2015	2,734,375	19.3581	to	17.0090	61,795,969	6.84	1.00	to	1.85	(5.18)	to	(5.99)
2014	3,131,858	20.4147	to	18.0929	75,760,388	5.28	1.00	to	1.85	1.78	to	0.90
2013	3,573,022	17.9306	to	36.2344	85,666,186	2.34	1.00	to	1.85	4.46	to	5.36
2012	4,001,907	17.1657	to	34.5236	91,984,284	6.85	1.00	to	1.85	12.77	to	13.75
MA3
2016	2,592,985	11.7787	to	16.6825	52,755,833	6.38	0.65	to	2.50	12.91	to	10.80
2015	3,167,879	10.4323	to	15.9129	57,755,878	6.36	0.65	to	2.55	(5.04)	to	(0.91)
2014	3,662,907	10.9863	to	16.0598	71,238,179	4.98	0.65	to	2.55	1.87	to	(0.08)
2013	4,518,884	10.6096	to	21.3599	87,287,128	2.08	0.65	to	2.55	3.39	to	5.41
2012	5,322,383	10.2150	to	20.3768	98,934,341	6.17	0.65	to	2.55	2.15	to	13.21

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
M97
2016	1,863,912	$18.2037	to	$16.1509	$36,365,158	1.15%	1.00%	to	1.85%	1.47%	to	0.60%
2015	2,078,687	17.9405	to	16.0552	40,049,140	1.55	1.00	to	1.85	(0.68)	to	(1.54)
2014	2,301,140	18.0638	to	16.3057	45,040,930	0.88	1.00	to	1.85	(5.93)	to	(6.74)
2013	2,560,681	17.2816	to	24.7827	53,514,206	1.32	1.00	to	1.85	11.81	to	12.78
2012	2,783,903	15.4481	to	22.0049	51,736,851	1.00	1.00	to	1.85	17.67	to	18.69
MD5
2016	1,260,948	11.8749	to	10.7967	16,974,565	0.88	0.65	to	2.10	1.49	to	0.01
2015	1,348,083	11.7007	to	10.7959	18,095,128	1.28	0.65	to	2.10	(0.55)	to	(2.00)
2014	1,551,892	11.7650	to	11.0160	21,003,226	0.64	0.65	to	2.10	(5.80)	to	(7.18)
2013	1,744,997	11.8682	to	28.1895	25,080,479	1.11	0.65	to	2.10	11.29	to	12.94
2012	1,795,206	10.5378	to	25.0992	23,166,934	0.75	0.65	to	2.30	16.78	to	18.76
M98
2016	1,344,992	40.2464	to	24.4224	43,324,841	1.33	1.15	to	1.85	2.87	to	2.13
2015	1,495,078	39.1244	to	23.9140	46,933,339	1.92	1.15	to	1.85	5.44	to	4.68
2014	1,587,611	24.9009	to	22.8449	47,933,176	1.92	1.15	to	1.85	0.18	to	(0.53)
2013	1,731,827	22.7506	to	37.0357	52,302,066	1.51	1.15	to	1.85	25.54	to	26.45
2012	1,880,504	18.1128	to	29.2883	44,954,741	1.55	1.15	to	1.85	14.07	to	14.90
M93
2016	7,480,028	16.2563	to	13.3412	107,609,241	1.11	0.65	to	2.25	3.17	to	1.51
2015	8,395,446	15.7574	to	13.1434	118,129,065	1.68	0.65	to	2.25	5.63	to	3.93
2014	9,980,826	14.9177	to	12.6466	134,170,592	1.71	0.65	to	2.25	0.48	to	(1.14)
2013	11,692,129	12.7038	to	32.8942	158,015,486	1.35	0.65	to	2.35	24.64	to	26.80
2012	13,665,036	10.1927	to	26.0852	146,947,171	1.40	0.65	to	2.35	13.19	to	15.17
MD6
2016	16,970,462	12.3173	to	11.5679	287,428,792	0.59	1.00	to	1.85	5.01	to	4.11
2015	19,246,726	11.7292	to	11.1109	311,395,276	0.49	1.00	to	1.85	(1.11)	to	(1.96)
2014	21,451,277	11.8614	to	11.3334	354,414,214	0.54	1.00	to	1.85	10.40	to	9.45
2013	24,362,512	9.6327	to	18.0749	365,928,868	0.71	1.00	to	1.85	27.98	to	29.09
2012	27,774,564	7.5228	to	14.0213	323,460,136	0.41	1.00	to	1.85	15.07	to	16.07
MB3
2016	1,833,885	17.9326	to	19.3889	34,998,962	0.37	1.00	to	2.50	4.78	to	4.10
2015	2,067,810	17.1139	to	18.6244	37,896,204	0.44	1.00	to	2.50	(1.33)	to	(2.83)
2014	2,375,862	17.3448	to	19.1662	44,673,723	0.27	1.00	to	2.50	10.12	to	8.45
2013	2,908,840	14.1592	to	22.7001	50,157,881	0.45	1.00	to	2.50	26.88	to	28.83
2012	3,365,777	11.0856	to	17.6557	45,257,479	0.12	1.00	to	2.55	13.86	to	15.68
MCS
2012	—	—			—	—	1.15	to	1.85	11.24	to	11.75
MC1
2012	—	—			—	—	1.15	to	2.50	10.53	to	11.50
MD8
2016	4,698,353	11.9508	to	9.3554	54,106,028	0.01	1.15	to	1.85	(1.13)	to	(1.84)
2015	5,440,048	12.0872	to	9.5310	63,450,866	—	1.15	to	1.85	(1.14)	to	(1.85)
2014	5,636,328	10.6572	to	9.7106	67,354,288	—	1.15	to	1.85	(1.15)	to	(1.85)
2013	6,262,253	9.8057	to	13.4938	75,746,727	—	1.15	to	1.85	(1.85)	to	(1.14)
2012	6,985,878	9.9804	to	13.6827	85,734,713	—	1.15	to	1.85	(1.86)	to	(1.14)
MD9
2016	18,785,298	9.7360	to	8.0637	170,982,388	0.01	0.65	to	2.55	(0.64)	to	(2.54)
2015	18,207,733	9.7989	to	8.3576	168,401,641	—	0.65	to	2.55	(0.65)	to	(1.57)
2014	20,418,070	9.8630	to	8.4905	191,840,751	—	0.65	to	2.55	(0.65)	to	(2.55)
2013	23,996,564	8.7127	to	10.3292	228,987,377	—	0.65	to	2.55	(2.55)	to	(0.65)
2012	28,245,079	8.9407	to	10.4335	273,733,380	—	0.65	to	2.55	(2.56)	to	(0.08)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
NWD
2014	—	$—			$—	—%	1.00%	to	1.85%	(9.19%)	to	(9.66%)
2013	3,047,385	16.2186	to	33.0888	71,102,862	—	1.00	to	1.85	38.83	to	40.03
2012	3,463,596	11.6471	to	23.6629	57,662,794	—	1.00	to	1.85	18.97	to	20.00
M1A
2014	—	—			—	—	1.00	to	2.55	(9.33)	to	(10.19)
2013	2,132,167	19.0015	to	32.2292	59,031,517	—	1.00	to	2.55	37.48	to	39.66
2012	2,886,757	13.7510	to	23.1232	58,254,104	—	1.00	to	2.55	17.78	to	19.66
ME2
2016	1,315,665	23.6996	to	12.6486	21,301,442	1.57	1.15	to	1.85	(1.83)	to	(2.54)
2015	1,495,623	24.1416	to	12.9781	24,634,929	1.93	1.15	to	1.85	(3.08)	to	(3.78)
2014	1,702,999	14.4470	to	13.4876	29,016,513	1.83	1.15	to	1.85	(7.95)	to	(8.60)
2013	1,850,203	14.5705	to	27.0563	34,295,007	0.72	1.15	to	1.85	16.81	to	17.66
2012	2,040,223	12.4675	to	22.9961	32,226,095	2.15	1.15	to	1.85	14.43	to	15.26
ME3
2016	2,632,854	17.2127	to	16.9084	50,418,946	1.34	1.15	to	2.50	(2.05)	to	(2.03)
2015	2,946,172	17.5735	to	17.2595	57,887,140	1.69	1.15	to	2.50	(3.32)	to	(4.64)
2014	3,404,092	18.1773	to	18.0998	69,538,063	1.53	1.15	to	2.50	(8.23)	to	(9.48)
2013	3,783,762	16.6767	to	24.2405	84,627,041	0.48	1.15	to	2.55	15.75	to	17.41
2012	4,445,030	10.6668	to	20.6568	84,955,119	1.94	0.65	to	2.55	13.31	to	15.53
MA5
2016	1,449,592	20.7762	to	18.1852	28,360,544	3.06	1.15	to	1.85	7.01	to	6.24
2015	1,688,630	19.4153	to	17.1175	30,929,998	5.58	1.15	to	1.85	(2.97)	to	(3.67)
2014	1,940,309	19.3023	to	17.7693	37,074,483	3.23	1.15	to	1.85	2.09	to	1.36
2013	2,007,250	17.3367	to	19.5978	37,490,369	3.02	1.15	to	1.85	(0.41)	to	0.31
2012	2,221,728	17.3996	to	19.5370	41,521,964	5.37	1.15	to	1.85	8.37	to	9.16
MA7
2016	369,423	18.9631	to	16.1284	6,463,203	2.85	1.15	to	2.10	6.76	to	5.73
2015	378,492	17.7625	to	15.2539	6,242,579	5.56	1.15	to	2.10	(3.19)	to	(4.12)
2014	413,576	18.3474	to	15.9092	7,109,480	3.07	1.15	to	2.10	1.80	to	0.82
2013	424,124	15.7791	to	18.0225	7,225,862	2.91	1.15	to	2.10	(1.04)	to	(0.08)
2012	494,514	15.6190	to	18.0370	8,481,632	5.10	1.15	to	2.30	7.74	to	9.02
ME4
2016	1,549,172	10.7600	to	8.9511	15,195,193	—	1.15	to	1.85	7.46	to	6.68
2015	1,705,852	10.0145	to	8.3903	15,593,420	—	1.15	to	1.85	9.49	to	8.70
2014	1,904,773	8.5713	to	7.7188	16,061,741	—	1.15	to	1.85	9.44	to	8.66
2013	1,991,018	7.0989	to	8.3588	15,414,639	—	1.15	to	1.85	32.68	to	33.65
2012	2,237,212	5.3448	to	6.2552	13,006,405	—	1.15	to	1.85	12.46	to	13.29
MA2
2016	69,292	21.4868	to	20.8489	1,456,202	—	1.15	to	2.05	7.14	to	6.16
2015	75,216	20.0550	to	19.6383	1,480,354	—	1.15	to	2.05	9.26	to	8.27
2014	79,394	18.3552	to	18.1390	1,452,311	—	1.15	to	2.05	9.14	to	8.14
2013	88,657	15.4047	to	35.3976	1,488,775	—	1.15	to	1.85	32.23	to	33.17
2012	97,822	11.6499	to	26.5938	1,233,938	—	1.15	to	1.85	12.14	to	12.94
TRS
2013	—	—			—	3.92	1.15	to	1.85	9.13	to	9.62
2012	17,540,875	14.4819	to	37.7417	436,066,585	2.59	1.15	to	1.85	9.27	to	10.07

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
MFJ
2013	—	$—			$—	3.51%	0.65%	to	2.55%	8.50%	to	9.82%
2012	38,375,398	11.5397	to	16.5688	595,106,199	2.31	0.65	to	2.55	8.17	to	10.29
UTS
2014	—	—			—	5.57	1.15	to	1.85	10.23	to	9.76
2013	4,065,665	22.3402	to	72.3830	158,211,015	2.75	1.15	to	1.85	18.38	to	19.24
2012	4,597,504	18.8620	to	60.8539	150,920,550	4.62	1.15	to	1.85	12.03	to	12.85
MFE
2014	—	—			—	5.01	1.00	to	2.30	10.14	to	9.27
2013	2,522,048	26.2756	to	47.2413	106,401,617	2.53	1.00	to	2.30	17.53	to	19.09
2012	2,966,844	12.6267	to	39.7482	106,106,149	4.40	0.65	to	2.35	11.23	to	13.18
MVS
2014	—	—			—	3.20	1.15	to	1.85	1.82	to	1.38
2013	4,956,976	19.7881	to	28.7356	127,041,369	2.90	1.15	to	1.85	33.35	to	34.32
2012	5,477,388	14.8015	to	21.3937	104,795,200	1.84	1.15	to	1.85	14.06	to	14.89
MV1
2014	—	—			—	2.77	0.65	to	2.50	2.01	to	0.86
2013	8,175,633	16.4495	to	25.7119	190,701,383	2.62	0.65	to	2.50	32.09	to	34.60
2012	10,162,634	12.2213	to	19.2092	178,140,581	1.58	0.65	to	2.50	13.06	to	15.21
MF3
2016	4,055,584	20.9829	to	16.1445	69,692,673	0.92	0.65	to	2.30	19.80	to	17.81
2015	5,343,286	17.5150	to	13.7037	77,471,696	0.32	0.65	to	2.30	(5.00)	to	(6.58)
2014	6,334,776	18.4370	to	14.6688	97,745,208	0.69	0.65	to	2.30	6.34	to	4.58
2013	7,735,586	13.9780	to	17.3375	113,424,430	1.43	0.65	to	2.35	41.92	to	44.39
2012	10,479,693	9.7321	to	12.0077	107,498,309	0.35	0.65	to	2.55	11.46	to	13.65
MF5
2016	38,928,761	12.8118	to	13.6840	575,990,066	2.42	0.65	to	2.55	4.05	to	2.06
2015	45,325,104	12.3135	to	13.4082	650,867,979	2.85	0.65	to	2.55	(1.14)	to	(3.03)
2014	51,303,754	12.4549	to	13.8267	752,352,396	1.53	0.65	to	2.55	3.73	to	1.75
2013	58,713,818	12.0067	to	14.4817	838,071,596	2.70	0.65	to	2.55	6.72	to	8.80
2012	68,401,135	11.0351	to	13.4043	905,908,146	2.64	0.65	to	2.55	5.93	to	8.01
MF6
2016	90,462	26.3141	to	20.1245	2,257,599	2.55	1.35	to	2.55	6.48	to	5.19
2015	112,828	24.7122	to	19.1320	2,640,528	3.97	1.35	to	2.55	(0.62)	to	(1.82)
2014	126,247	24.8653	to	19.4876	3,002,660	2.16	1.35	to	2.55	14.06	to	12.67
2013	162,229	17.2957	to	22.0560	3,387,519	5.26	1.35	to	2.55	2.31	to	3.57
2012	187,171	16.9055	to	21.3719	3,725,321	1.04	1.35	to	2.55	26.70	to	28.27
MF7
2016	4,098,331	15.0877	to	15.3561	69,972,782	1.97	0.65	to	2.50	7.00	to	5.01
2015	4,791,411	14.1003	to	14.6231	77,277,420	3.27	0.65	to	2.50	(0.18)	to	(2.04)
2014	5,660,139	14.1263	to	14.9281	92,430,428	1.70	0.65	to	2.50	14.56	to	12.43
2013	7,368,766	12.3309	to	14.9157	106,126,893	4.54	0.65	to	2.55	2.09	to	4.08
2012	7,508,053	11.8471	to	14.4322	105,024,241	0.70	0.65	to	2.55	26.25	to	28.72
MF9
2016	20,358,832	15.1113	to	18.1505	390,486,019	2.45	0.65	to	2.30	6.24	to	4.48
2015	23,810,696	14.2233	to	17.3724	434,272,098	4.01	0.65	to	2.30	(0.35)	to	(2.01)
2014	27,011,031	14.2739	to	17.7287	499,182,175	1.40	0.65	to	2.30	4.35	to	2.62
2013	32,241,288	13.6785	to	18.1674	576,399,130	2.32	0.65	to	2.30	19.57	to	21.59
2012	34,834,038	11.2501	to	15.0481	517,571,863	2.34	0.65	to	2.30	9.80	to	11.66

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
MG1
2016	13,465,623	$10.5868	to	$11.0145	$157,145,585	—%	0.65%	to	2.30%	1.72%	to	0.03%
2015	14,182,033	10.4082	to	11.0116	164,263,639	0.40	0.65	to	2.30	(5.88)	to	(7.45)
2014	16,245,564	11.0586	to	11.8974	201,849,715	0.61	0.65	to	2.30	2.76	to	1.05
2013	18,852,264	10.7616	to	12.3808	229,948,348	—	0.65	to	2.35	(7.51)	to	(5.90)
2012	21,679,451	11.4363	to	13.2504	283,700,615	0.79	0.65	to	2.35	4.88	to	6.72
MF2
2016	27,490,632	10.4101	to	9.3462	275,872,908	1.35	1.30	to	2.50	0.36	to	(0.86)
2015	30,382,434	10.3725	to	9.4944	305,073,432	1.30	1.30	to	2.55	(0.83)	to	(0.99)
2014	36,736,454	10.4592	to	9.5891	373,635,108	1.25	1.30	to	2.55	(0.51)	to	(1.77)
2013	43,289,725	9.7617	to	10.5126	444,170,343	0.13	1.30	to	2.55	(1.86)	to	(0.60)
2012	45,178,189	9.9464	to	10.5758	468,269,992	1.15	1.30	to	2.55	(0.38)	to	0.91
MG2
2016	14,365,301	10.0311	to	9.4762	142,051,166	1.05	0.65	to	2.10	0.82	to	(0.65)
2015	16,047,854	9.9493	to	9.5382	158,937,215	1.04	0.65	to	2.10	(0.37)	to	(1.83)
2014	19,532,086	9.9867	to	9.7158	196,087,648	1.06	0.65	to	2.10	(0.17)	to	(1.62)
2013	21,172,711	9.8761	to	10.3242	214,945,968	—	0.65	to	2.10	(1.63)	to	(0.17)
2012	16,475,522	10.0204	to	10.4153	169,107,917	0.92	0.65	to	2.10	(0.15)	to	1.34
MG3
2016	1,665,751	19.9432	to	18.2309	31,932,872	0.86	1.30	to	2.30	14.47	to	13.31
2015	2,078,651	17.4222	to	16.0893	34,980,102	0.93	1.30	to	2.30	(3.60)	to	(4.57)
2014	2,458,735	18.0722	to	16.8605	43,133,660	0.97	1.30	to	2.30	8.93	to	7.83
2013	3,123,825	15.4055	to	16.5907	50,543,702	1.14	1.30	to	2.55	33.42	to	35.13
2012	4,163,118	11.5464	to	12.2773	50,057,208	1.03	1.30	to	2.55	13.40	to	14.86
MG4
2016	1,552,431	21.1154	to	16.1967	29,418,427	0.67	0.65	to	2.15	15.01	to	1.59
2015	1,911,690	18.3596	to	15.9433	31,822,181	0.69	0.65	to	2.15	(3.29)	to	(4.75)
2014	2,084,776	18.9850	to	16.7971	36,217,594	0.76	0.65	to	2.10	9.45	to	7.85
2013	2,245,602	15.5745	to	17.3463	35,968,593	0.96	0.65	to	2.10	33.66	to	35.64
2012	2,464,431	11.6525	to	12.7888	29,350,708	0.82	0.65	to	2.10	13.57	to	15.26
MG6
2016	92,397,930	14.0486	to	16.3314	1,590,095,837	2.53	0.65	to	2.25	5.18	to	3.48
2015	102,938,721	13.3571	to	15.7817	1,700,470,142	3.65	0.65	to	2.25	(0.52)	to	(2.12)
2014	117,541,381	13.4270	to	16.1240	1,971,564,429	1.32	0.65	to	2.25	4.36	to	2.68
2013	126,127,582	12.8664	to	16.4701	2,046,366,884	2.37	0.65	to	2.35	13.77	to	15.75
2012	130,451,076	11.1157	to	14.3300	1,847,638,432	2.34	0.65	to	2.35	7.79	to	9.67
MG7
2016	320,776	19.7581	to	20.1485	7,536,524	0.64	0.65	to	2.25	25.91	to	11.84
2015	402,041	15.6921	to	18.2161	7,573,913	0.31	0.65	to	2.10	(3.53)	to	(4.94)
2014	460,623	16.2667	to	19.1628	9,081,918	0.28	0.65	to	2.10	2.52	to	1.02
2013	528,380	15.8667	to	19.7365	10,256,649	0.87	0.65	to	2.30	36.47	to	38.77
2012	774,792	11.4339	to	14.3234	10,950,659	—	0.65	to	2.10	7.29	to	8.88
V44
2016	337,618	17.5355	to	16.0506	5,605,835	—	0.65	to	2.30	(2.56)	to	(4.18)
2015	207,421	17.9962	to	16.7505	3,575,777	—	0.65	to	2.30	11.24	to	9.39
2014	217,510	16.1778	to	15.3122	3,398,500	—	0.65	to	2.30	5.40	to	3.65
2013	141,552	14.8423	to	15.1032	2,123,254	0.10	1.35	to	2.10	44.62	to	45.73
2012	66,327	10.2694	to	10.3639	684,152	—	1.35	to	2.05	11.70	to	12.51

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
V43
2016	468,136	$14.1847	to	$13.2616	$6,469,819	—%	1.35%	to	2.10%	(10.07%)	to	(10.76%)
2015	479,964	15.7736	to	14.8601	7,397,574	—	1.35	to	2.10	(7.26)	to	(7.96)
2014	611,449	17.0083	to	16.1461	10,179,165	—	1.35	to	2.10	0.47	to	(0.30)
2013	738,540	16.1944	to	16.9294	12,247,977	0.22	1.35	to	2.10	34.60	to	35.63
2012	1,086,854	12.0317	to	12.4822	13,335,284	—	1.35	to	2.10	6.20	to	7.02
O19
2016	778,076	16.9815	to	17.1754	16,765,951	0.12	0.65	to	2.35	(6.51)	to	(4.72)
2015	911,851	18.1646	to	18.0266	20,459,674	—	0.65	to	2.35	2.60	to	0.84
2014	1,118,112	17.7049	to	17.8763	24,702,393	0.18	0.65	to	2.35	14.38	to	12.42
2013	1,235,424	15.0291	to	20.7651	24,194,235	0.75	0.65	to	2.35	26.39	to	28.59
2012	1,492,800	11.8246	to	16.2632	22,858,138	0.40	0.65	to	2.55	10.89	to	13.06
O23
2016	1,113,958	10.3640	to	9.4228	11,018,271	2.12	1.30	to	2.10	4.72	to	2.76
2015	1,051,993	9.8973	to	9.1845	10,095,675	2.01	1.30	to	2.10	(0.74)	to	(1.55)
2014	1,279,424	9.9711	to	9.3554	12,392,996	1.78	1.30	to	2.10	6.61	to	5.75
2013	1,457,258	8.8469	to	9.3527	13,279,282	2.13	1.30	to	2.10	10.46	to	11.37
2012	1,556,840	8.0088	to	8.3981	12,783,812	1.20	1.30	to	2.10	9.74	to	10.64
O20
2016	917,004	15.2246	to	18.7989	18,640,711	0.79	0.65	to	2.25	(0.81)	to	(2.40)
2015	1,162,408	15.3483	to	18.6697	24,056,298	1.06	0.65	to	2.25	3.00	to	(1.78)
2014	1,381,266	14.9015	to	19.0074	28,038,218	0.87	0.65	to	2.25	1.39	to	(0.24)
2013	1,563,988	14.6968	to	21.0555	31,659,251	1.15	0.65	to	2.25	24.14	to	26.17
2012	1,669,066	11.6489	to	16.7986	27,011,227	1.95	0.65	to	2.30	18.16	to	20.16
O21
2016	8,523,438	21.1924	to	20.3773	205,092,333	0.86	1.30	to	2.50	9.85	to	8.52
2015	10,443,174	19.2919	to	18.9782	229,753,746	0.65	1.30	to	2.55	1.77	to	3.14
2014	13,047,751	18.9570	to	18.5676	283,142,011	0.58	1.30	to	2.55	8.97	to	7.59
2013	17,117,234	16.1184	to	21.1921	341,777,797	0.86	1.30	to	2.55	28.09	to	29.73
2012	22,420,942	12.5260	to	16.3438	346,551,891	0.65	1.30	to	2.55	13.62	to	15.09
O04
2016	204,714	27.3709	to	29.8788	7,092,483	0.25	1.30	to	2.25	16.14	to	15.02
2015	208,260	23.5667	to	28.3115	6,257,962	0.64	1.30	to	2.25	(7.31)	to	(7.24)
2014	240,139	25.4265	to	30.8428	7,829,293	0.63	1.30	to	2.25	10.20	to	9.14
2013	295,912	22.4228	to	31.3754	8,773,000	0.70	1.30	to	2.25	37.46	to	38.80
2012	385,170	16.2044	to	22.6169	8,255,859	0.32	1.30	to	2.30	14.95	to	16.13
PH2
2016	25,868	12.2369	to	11.4183	313,754	4.98	1.35	to	2.10	6.29	to	2.48
2015	17,585	11.5124	to	11.1420	200,218	5.36	1.35	to	2.10	(10.25)	to	8.04
2014	15,812	12.8266	to	12.5091	200,985	—	1.35	to	2.10	(0.46)	to	(1.21)
2013	2,964	12.6629	to	12.8855	37,848	1.74	1.35	to	2.10	16.69	to	17.59
2012	3,537	10.9583	to	10.9583	38,756	0.47	1.35	to	1.35	8.28	to	8.28
P08
2016	1,425,955	14.0135	to	12.6495	19,285,931	2.56	1.35	to	2.25	11.41	to	10.39
2015	1,618,473	12.5788	to	11.4590	19,696,479	2.92	1.35	to	2.25	(10.22)	to	(11.04)
2014	2,092,555	14.0101	to	12.8805	28,444,593	5.05	1.35	to	2.25	(0.88)	to	(1.79)
2013	2,482,202	13.0602	to	14.1349	34,072,842	4.90	1.35	to	2.30	(2.03)	to	(1.08)
2012	1,672,848	13.0886	to	14.2893	23,316,562	6.80	1.35	to	2.55	12.00	to	13.39

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
PC0
2016	1,573,134	$11.4748	to	$10.6169	$17,175,088	2.42%	0.65%	to	2.10%	12.17%	to	10.53%
2015	1,909,115	10.2297	to	9.6051	18,751,715	2.84	0.65	to	2.10	(9.78)	to	(11.10)
2014	2,156,461	11.3384	to	10.8039	23,698,600	5.13	0.65	to	2.10	(0.20)	to	(1.65)
2013	2,162,181	10.9857	to	11.3609	24,033,787	4.55	0.65	to	2.10	(1.99)	to	(0.54)
2012	1,970,809	11.2091	to	11.4228	22,244,284	5.61	0.65	to	2.10	12.38	to	14.06
P70
2016	71,096	5.5293	to	5.1053	373,905	0.96	0.65	to	2.05	14.13	to	12.52
2015	95,997	4.8221	to	4.5374	446,503	4.02	0.65	to	2.05	(26.15)	to	(27.19)
2014	77,398	6.5292	to	6.2317	491,255	0.26	0.65	to	2.05	(19.15)	to	(20.29)
2013	98,183	7.8180	to	8.0757	777,700	1.66	0.65	to	2.05	(16.46)	to	(15.27)
2012	123,399	9.3588	to	9.5310	1,163,627	2.52	0.65	to	2.05	2.96	to	4.44
P10
2016	5,613,985	6.1148	to	5.4308	33,027,779	1.09	0.65	to	2.35	14.41	to	12.45
2015	7,094,528	5.3448	to	4.8295	36,847,209	4.54	0.65	to	2.35	(26.19)	to	(27.45)
2014	6,462,517	7.2412	to	6.6573	45,945,802	0.36	0.65	to	2.35	(18.96)	to	(20.34)
2013	6,478,457	8.3575	to	9.0834	57,375,797	1.73	0.65	to	2.35	(16.71)	to	(15.25)
2012	6,600,955	10.0337	to	10.8339	69,673,586	2.78	0.65	to	2.35	2.90	to	4.70
PK8
2016	419,882	12.1916	to	17.8672	11,618,444	5.26	0.65	to	2.55	12.61	to	10.45
2015	514,828	10.8266	to	16.1760	12,770,747	5.18	0.65	to	2.55	(2.88)	to	(4.74)
2014	664,024	11.1479	to	16.9809	17,205,673	5.23	0.65	to	2.55	0.86	to	(1.07)
2013	807,165	11.0524	to	27.6386	21,005,673	5.00	0.65	to	2.55	(9.34)	to	(7.57)
2012	954,608	11.9580	to	30.1155	27,021,992	4.93	0.65	to	2.30	15.18	to	17.13
P20
2016	32,472	11.5638	to	11.1066	370,047	5.17	1.35	to	2.10	11.70	to	10.85
2015	35,308	10.3522	to	10.0190	361,335	5.19	1.35	to	2.10	(3.66)	to	(4.40)
2014	39,674	10.7458	to	10.4797	422,707	5.08	1.35	to	2.10	0.05	to	(0.71)
2013	50,359	10.5545	to	10.7402	537,988	4.90	1.35	to	2.10	(9.01)	to	(8.32)
2012	55,383	11.6001	to	11.7144	647,237	4.86	1.35	to	2.10	15.30	to	16.19
PD6
2016	43,988,744	10.4463	to	10.7801	498,296,480	2.31	0.65	to	2.25	3.24	to	1.58
2015	49,587,168	10.1180	to	10.6122	549,137,374	1.58	0.65	to	2.25	(0.91)	to	(2.50)
2014	56,498,567	10.2107	to	10.8847	637,259,828	2.34	0.65	to	2.25	3.89	to	2.22
2013	72,498,400	9.8283	to	11.0842	794,289,727	3.11	0.65	to	2.25	(9.98)	to	(8.51)
2012	90,852,198	10.7422	to	12.2009	1,098,153,881	3.19	0.65	to	2.25	6.31	to	8.06
P06
2016	2,992,479	13.8527	to	14.0798	46,282,276	2.24	1.30	to	2.30	3.83	to	2.78
2015	3,448,066	13.3416	to	13.6990	51,516,094	3.70	1.30	to	2.30	(3.97)	to	(4.94)
2014	4,261,623	13.8932	to	14.5017	66,613,350	1.43	1.30	to	2.30	1.76	to	0.73
2013	5,155,938	13.0181	to	16.0778	79,426,344	1.64	1.30	to	2.35	(11.35)	to	(10.40)
2012	5,645,895	14.6029	to	17.9528	97,276,054	1.08	1.30	to	2.35	6.19	to	7.34
P07
2016	11,732,629	15.5594	to	13.3638	189,260,806	2.06	1.30	to	2.55	1.35	to	0.06
2015	12,782,699	15.3525	to	13.3552	204,323,414	4.63	1.30	to	2.55	(0.86)	to	(2.11)
2014	15,806,505	15.4850	to	13.6433	256,208,609	2.15	1.30	to	2.55	2.93	to	1.62
2013	19,151,407	13.4254	to	16.4258	302,435,033	2.20	1.30	to	2.55	(4.46)	to	(3.24)
2012	20,657,880	14.0524	to	16.9837	338,090,727	2.57	1.30	to	2.55	6.79	to	8.17

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
PI3
2016	2,003,188	$10.6047	to	$10.1855	$20,961,119	3.83%	1.35%	to	2.10%	(0.66%)	to	(1.42%)
2015	2,146,145	10.6752	to	10.3318	22,655,392	0.09	1.35	to	2.10	(1.88)	to	(2.63)
2014	2,039,866	10.8800	to	10.6106	22,002,171	—	1.35	to	2.10	2.45	to	1.68
2013	1,907,591	10.4357	to	10.7922	20,126,427	—	0.65	to	2.10	1.90	to	3.40
2012	687,110	10.2416	to	10.3425	7,077,333	—	1.35	to	2.10	2.17	to	2.95
P72
2016	734,547	20.4002	to	18.4216	14,212,210	1.82	0.65	to	2.55	12.90	to	10.75
2015	915,560	17.5294	to	16.6341	15,831,203	1.42	1.35	to	2.55	(4.35)	to	(5.52)
2014	877,251	18.3270	to	17.6051	15,909,266	1.59	1.35	to	2.55	11.14	to	9.79
2013	635,744	16.0356	to	16.4901	10,403,998	1.27	1.35	to	2.55	29.04	to	30.63
2012	212,723	12.4677	to	12.6236	2,672,455	1.41	1.35	to	2.30	16.55	to	17.69
3XX
2012	—	—			—	6.91	1.35	to	2.10	8.59	to	9.37
SBI
2012	—	—			—	5.92	0.65	to	2.30	11.03	to	12.79
SSA
2012	—	—			—	3.25	0.65	to	2.30	10.93	to	12.69
SVV
2012	—	—			—	1.24	0.65	to	2.30	8.14	to	9.86
1XX
2012	—	—			—	—	0.01	to	0.02	11.71	to	13.48
SLC
2012	—	—			—	1.58	1.30	to	2.55	8.18	to	9.49
S12
2012	—	—			—	1.14	1.35	to	2.10	8.36	to	9.14
S14
2012	—	—			—	6.20	0.65	to	2.35	10.57	to	12.38
4XX
2012	—	—			—	2.91	0.65	to	2.55	5.28	to	7.21
S16
2012	—	—			—	0.08	1.35	to	2.35	14.74	to	15.84
LGF
2012	—	—			—	—	0.01	to	0.02	9.67	to	10.46
IGB
2012	—	—			—	2.16	0.65	to	2.55	3.39	to	5.29
CMM
2012	—	—			—	—	0.65	to	2.30	(2.16)	to	(0.61)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
W41
2016	15,020	$21.4519	to	$19.7246	$310,731	0.16%	1.35%	to	2.05%	11.83%	to	11.04%
2015	17,210	19.1829	to	17.7642	319,237	0.01	1.35	to	2.05	(1.10)	to	(1.81)
2014	23,675	19.3972	to	18.0911	444,753	—	1.35	to	2.05	1.75	to	1.03
2013	28,431	17.9073	to	19.0638	526,566	0.29	1.35	to	2.05	31.82	to	32.76
2012	37,543	13.5845	to	14.3593	525,113	0.37	1.35	to	2.05	16.02	to	16.85
W42
2016	2,292	20.3397	to	15.6813	46,189	—	1.65	to	2.05	11.81	to	11.36
2015	4,229	18.1909	to	17.4081	75,099	—	1.65	to	2.05	(2.25)	to	(2.65)
2014	4,347	18.6096	to	17.8815	79,117	—	1.65	to	2.05	3.06	to	2.64
2013	4,578	17.4222	to	18.0578	80,974	0.14	1.65	to	2.05	31.01	to	31.55
2012	4,820	13.2981	to	13.7272	64,970	0.32	1.65	to	2.05	17.54	to	18.03
W46
2016	—	11.5298	to	10.4698	—	0.48	0.65	to	2.55	2.57	to	1.93
2015	3,851,623	11.2410	to	10.2720	41,497,667	1.24	0.65	to	2.55	(0.52)	to	(2.42)
2014	3,836,516	11.2995	to	10.5269	41,913,262	1.36	0.65	to	2.55	4.90	to	2.90
2013	3,349,146	10.2303	to	10.7712	35,196,445	1.25	0.65	to	2.55	(4.92)	to	(3.07)
2012	2,389,154	10.8060	to	11.1121	26,148,333	1.41	0.65	to	2.30	3.64	to	5.40

[1]	Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
[2]	Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges and distribution charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
[3]	Ratio represents the total return for the year indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The ranges for the current year total return are based on the groupings that produced the lowest and highest expense ratios.
[4]	The unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account. The ranges for the current year unit value are based on the groupings that produced the lowest and highest expense ratios. Some unit values may be outside of the range due to timing of the related Sub-Account level’s commencement date.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

Report of Independent Auditors

Statutory Financial Statements as of

December 31, 2016 and 2015 and for the Years

Ended December 31, 2016, 2015 and 2014

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

Report of Independent Auditors

To the Board of Directors of

    Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2016 and 2015, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for the years ended December 31, 2016, 2015 and 2014.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

1

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2016 and 2015, or the results of its operations or its cash flows for the years ended December 31, 2016, 2015 and 2014.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years ended December 31, 2016, 2015 and 2014, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut

April 28, 2017

2

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENT OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2016 AND 2015 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2016	2015
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS
Debt securities	$7,171,155	$5,853,362
Preferred stocks	33,584	32,634
Common stocks	565,055	550,351
Mortgage loans on real estate	374,983	490,340
Cash, cash equivalents and short-term investments	1,082,724	1,536,423
Contract loans	618,946	630,826
Derivatives	247,258	246,437
Other invested assets	911,089	529,509
Mortgage escrow funds	3,492	3,142
Receivables for securities	20,136	8,167
Investment income due and accrued	101,939	84,071
Amounts recoverable from reinsurers	2,875	4,282
Other amounts receivable under reinsurance contracts	—	8,777
Current federal and foreign income tax recoverable	8,103	8,071
Net deferred tax asset	161,385	213,377
Receivables from parent, subsidiaries and affiliates	1,735	1,298
Cash value of Company Owned Life Insurance	90,540	89,431
Reinsurance deposit asset	1,161,941	1,332,097
Other assets	25,281	24,657

Total general account assets	12,582,221	11,647,252
SEPARATE ACCOUNT ASSETS	25,101,753	25,229,673

TOTAL ADMITTED ASSETS	$37,683,974	$36,876,925

See notes to the statutory financial statements.

3

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENT OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2016 AND 2015 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2016	2015
LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$8,810,475	$7,811,011
Liability for deposit type contracts	467,300	189,353
Contract claims	34,945	45,934
Other amounts payable on reinsurance	8,116	3,232
Interest maintenance reserve	131,313	27,333
Commissions to agents due or accrued	10,135	8,358
General expenses due or accrued	56,085	51,851
Transfers from Separate Accounts due or accrued (net)	(622,380)	(644,905)
Remittances and items not allocated	13,112	31,013
Borrowed money and accrued interest thereon	—	25,000
Asset valuation reserve	115,826	151,228
Payable for securities	319,400	521,988
Funds held under reinsurance treaties with unauthorized and certified reinsurers	263,721	270,742
Funds held under coinsurance	1,161,941	1,332,097
Derivatives	45,249	51,090
Other liabilities	131,088	136,037

Total general account liabilities	10,946,326	10,011,362
SEPARATE ACCOUNT LIABILITIES	25,101,751	25,229,672

Total liabilities	36,048,077	35,241,034
CAPITAL STOCK AND SURPLUS:
Common capital stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding	6,437	6,437

Surplus notes	565,000	565,000
Gross paid in and contributed surplus	653,698	653,698
Unassigned funds	410,762	410,756

Total surplus	1,629,460	1,629,454

Total capital stock and surplus	1,635,897	1,635,891

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$37,683,974	$36,876,925

See notes to the statutory financial statements.

4

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014 (IN THOUSANDS)

	2016	2015	2014
INCOME:
Premiums and annuity considerations	$1,814,434	$1,321,183	$1,783,056
Considerations for supplementary contracts with life contingencies	28,598	28,768	29,190
Net investment income	171,895	381,623	50,614
Amortization of interest maintenance reserve	22,067	18,777	18,502
Commissions and expense allowances on reinsurance ceded	2,442	2,932	3,676
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	436,129	467,433	480,820
Change in cash value of Company Owned Life Insurance	1,109	(515)	(54)
Investment (loss) or gain on reinsurance deposit asset	(327,872)	46,818	102,960
Other income	70,917	93,093	106,183

Total Income	2,219,719	2,360,112	2,574,947
BENEFITS AND EXPENSES:
Death benefits	128,678	142,344	153,679
Annuity benefits	588,881	589,120	682,288
Surrender benefits and withdrawals for life contracts	2,112,722	2,518,026	3,385,457
Interest and adjustments on contract or deposit-type contract funds	(38,729)	6,607	9,688
Payments on supplementary contracts with life contingencies	35,940	31,740	35,769
Increase in aggregate reserves for life and accident and health contracts	971,605	536,439	644,086

Total Benefits	3,799,097	3,824,276	4,910,967
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	118,388	119,118	109,136
Commissions and expense allowances on reinsurance assumed	121	123	127
General insurance expenses	228,521	231,294	216,356
Insurance taxes, licenses and fees, excluding federal income taxes	2,820	4,697	6,025
Net transfers (from) Separate Accounts net of reinsurance	(1,949,196)	(2,160,670)	(2,749,140)
Investment (income) expense on funds held	(178,151)	58,979	(225,350)
Other deductions	2,751	3,990	3,832

Total Benefits and Expenses	2,024,351	2,081,807	2,271,953
Net income from operations before federal income tax (benefit) expense and net realized capital gains (losses)	195,368	278,305	302,994
Federal income tax (benefit) expense, excluding tax on capital gains (losses)	(39,991)	(2,729)	6,861

Net income from operations after federal income taxes and before net realized capital gains	235,359	281,034	296,133
Net realized capital gains less capital gains tax and transfers to the interest maintenance reserve	74,587	67,719	19,628

NET INCOME	$309,946	$348,753	$315,761

See notes to statutory financial statements.

5

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014 (IN THOUSANDS)

	2016	2015	2014
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,635,891	$1,591,482	$1,410,420
Net income	309,946	348,753	315,761
Change in net unrealized capital (losses) gains, net of deferred income tax	(155,105)	(5,299)	424,710
Change in net unrealized foreign exchange capital (losses) gains	(3,686)	(7,317)	(1,413)
Change in net deferred income tax	(68,842)	(101,139)	(123,660)
Change in nonadmitted assets	62,747	107,496	151,478
Change in liability for reinsurance in unauthorized and certified companies	—	145	(129)
Change in asset valuation reserve	35,402	3,203	(85,470)
Surplus withdrawn from Separate Accounts during period	—	552	—
Changes in Separate Accounts surplus	—	3,106	25,443
Cumulative effect of changes in accounting principles	—	6,255	—
Dividends to stockholders	(300,000)	(311,543)	(185,000)
Prior period adjustment net of tax	(18,108)	—	—
Investment income (expense) on funds held—unrealized	137,652	197	(340,658)

CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,635,897	$1,635,891	$1,591,482

See notes to statutory financial statements.

6

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014 (IN THOUSANDS)

	2016	2015	2014
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$1,843,032	$1,349,951	$1,812,246
Net investment income	430,578	408,727	322,375
Miscellaneous income	519,373	554,167	609,258

Total receipts	2,792,983	2,312,845	2,743,879
Benefits and loss related payments	(2,833,510)	(3,267,558)	(4,317,666)
Net transfers (from) Separate Accounts	1,971,722	2,221,535	2,869,878
Commissions, expenses paid and aggregate write-ins for deductions	(356,543)	(377,301)	(343,135)
Federal and foreign income taxes (paid) recovered	(20,405)	4,077	(528)

Total payments	(1,238,736)	(1,419,247)	(1,790,395)

Net cash from operations	1,554,247	893,598	953,484

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received
Debt Securities	13,130,777	2,287,249	2,651,165
Stocks	84,939	25,026	8,079
Mortgage loans	129,924	368,687	141,903
Real Estate	—	13,275	120,126
Other Invested Assets	89,713	83,147	285,341
Net gains or (losses) on cash, cash equivalents and short-term investments	89	(1,558)	212
Miscellaneous proceeds	—	19,113	1,336,187

Total investment proceeds	13,435,442	2,794,939	4,543,013
Cost of investments acquired (long-term only):
Debt Securities	(14,162,654)	(2,827,494)	(3,170,123)
Stocks	(81,889)	(74,352)	(95,569)
Mortgage loans	(118,719)	(165,500)	(61,600)
Real Estate	—	(173)	(1,451)
Other Invested Assets	(607,204)	(94,474)	(582,554)
Miscellaneous applications	(401,611)	(1,276,604)	(130,491)

Total investments acquired	(15,372,077)	(4,438,597)	(4,041,788)
Net decrease (increase) in contract loans and premium notes	11,876	(7,342)	(86,505)

Net cash used in investments	(1,924,759)	(1,651,000)	414,720

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Borrowed funds	(25,000)	(185,022)	210,023
Net deposits on deposit-type contracts and other liabilities	277,947	(26,191)	31,062
Dividends to stockholders	(300,000)	(311,543)	(185,000)
Other cash (used) provided	(36,134)	19,477	(67,310)

Net cash used in financing and miscellaneous sources	(83,187)	(503,279)	(11,225)

Net change in cash, cash equivalents and short-term investments	(453,699)	(1,260,681)	1,356,979
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	1,536,423	2,797,104	1,440,125

End of year	$1,082,724	$1,536,423	$2,797,104

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

	2016	2015	2014
Exchanges of debt securities	$103,085	$39,626	$192,199
Exchanges of preferred stock	—	150	—
Transfer of other invested assets to real estate	—	5,222	—
Transfer of bonds to common stock	—	18,012	—
Transfer of bonds to other invested assets	—	23,517	—
Transfer of mortgage loan to bonds	117,601	—	—

See notes to statutory financial statements.

7

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company (the “Company”), formerly known as Sun Life Assurance Company of Canada (U.S.), is a stock life insurance company incorporated under the laws of Delaware. Effective July 21, 2014, following the receipt of all required board of directors, shareholder, and regulatory approvals, the Company’s name changed from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company. The Company is a direct, wholly-owned subsidiary of Delaware Life Holdings, LLC (the “Parent”), a Delaware limited liability company.

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. While the Company is not authorized to transact business in the State of New York, its wholly-owned subsidiary, Delaware Life Insurance Company of New York (“DLNY”), is authorized to transact business in New York as well as Rhode Island. The business of the Company and its subsidiaries includes the issuance, administration and servicing of a variety of wealth accumulation products, protection products and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, funding agreements, and group life, disability, dental and stop loss insurance.

In the normal course of business, the Company and DLNY reinsure portions of their individual life insurance, annuity, and group insurance exposure with both affiliated and unaffiliated companies using indemnity reinsurance agreements. DLNY cedes 100% of its net group life, disability, dental and stop-loss insurance to Sun Life and Health Insurance Company (U.S.), a former affiliate.

BASIS OF PRESENTATION—ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting practice prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under Delaware’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware.

There is no difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life insurance subsidiaries, as defined by Statement of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (“SSAP No. 97”), are carried at their audited net statutory equity value. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries, including limited liability companies (“LLCs”), and controlled partnerships are carried at their audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company’s net investment income.

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs, unearned premium reserve and statutory non-admitted assets. Deferred policy acquisition costs create a temporary tax difference as disclosed in Note 14. An asset valuation reserve

8

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

(“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP. Methods for calculating investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on net deferred tax assets (“DTAs”) under statutory accounting principles. Contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at their aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

All derivatives are used for hedging purposes. The majority of derivatives are carried at fair value on both a GAAP and statutory basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and are recognized in surplus on a statutory basis. The Company designates derivatives as hedges on a limited basis which results in unrealized gains and losses on those derivatives being recognized in income.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

CORRECTION OF ERROR

During 2016, the Company discovered an error related to the prior year computation of “Aggregate reserves for life contracts.” The December 31, 2015 balance was understated by $27.9 million. This error has been adjusted and recorded, net of tax, through surplus in the amount of $18.1 million.

GOING CONCERN

There are no conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern.

9

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans, and derivatives. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS

Cash, cash equivalents, and short-term investments are liquid assets. The Company’s cash equivalents primarily include commercial paper and money market investments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments are stated at amortized cost which approximates fair value. Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition.

INVESTMENTS

Debt Securities

Investments in debt securities including bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the debt security has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, the NAIC appointed a third-party vendor for each security type to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is NAIC 6 per the model, further comparison based on fair value is required, which in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised (“SSAP No. 43R”), includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For debt securities subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI, using the scientific method.

10

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Preferred Stocks, Common Stocks, and Other Invested Assets

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value, except for investments in subsidiaries. The latter are carried based on the underlying statutory equity of the subsidiary for insurance subsidiaries and GAAP equity for non-insurance subsidiaries including LLC’s. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. Audited financial statements for these investments are received on an annual basis. OTTI on stocks is evaluated under the methodology described in Note 3.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statement of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company funds the purchase or receives the proceeds from the sale. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statement of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s fair value at the time that the original loan was made. The Company regularly assesses the fair value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured.    If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or

11

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans, and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management strategy, the Company uses over-the-counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps, interest rate swaps and swaptions.

Interest rate swaps are employed for duration matching purposes and are also used to hedge the guaranteed minimum living benefit offered in some of the Company’s variable annuity policies. Interest rate swaps are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

The Company utilizes listed put and call options and exchange-traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company’s variable annuities. These options are reported at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

Purchased OTC options on Momentum Asset Allocator (“MAA”), Cash Return on Capital Invested (“CROCI”) and certain Standard & Poor’s indices have been designated as fair value hedges of the index credits of certain of the Company’s fixed index annuity contracts. The options are reported at fair value if proven highly effective. The changes in the fair value are recorded as a component of net investment income. The change in the option embedded within the policy is also marked to market through income.

The Company also purchases OTC and listed call options and exchange-traded futures on the S&P 500 Index and other indices to economically hedge its obligations under certain fixed index annuity contracts. The interest credited on these products is based on the changes in the indices. Options are reported at fair value. Changes in fair value are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are reported at fair value and changes in fair value are recorded in unrealized gains/losses within surplus.

12

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of the benefit payments. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

DEPOSIT TYPE CONTRACTS

Liabilities for funding agreements, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”). Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the realization of such DTAs. Refer to Note 14 for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets in these insulated separate accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation, income, or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate Reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include a market value adjustment (“MVA”) feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated Separate Accounts are carried at fair value or on a General Account basis, depending on the annuity contract being

13

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

supported. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values on the insulated variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the insulated variable Separate Accounts are carried at fair value. The investment risk of such securities is retained by the contract holder. The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to contracts for which funds are invested in variable Separate Accounts.

The activity of the variable Separate Accounts is not reflected in the Company’s financial statements except for the following:

•	The fees that the Company receives which are assessed periodically and recognized as revenue when assessed.

•	The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit, guaranteed minimum income benefit, and guaranteed minimum withdrawal benefit, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statement of Operations.

•	Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•	The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective August 26, 2016, the NAIC adopted changes to SSAP No. 51R, Life Contracts (“SSAP No. 51R”), to provide guidance on how to determine the change in valuation basis under principle-based reserving. The adoption of the revisions within SSAP No. 51R did not have a significant impact on the financial statements of the Company.

Effective January 1, 2015, the NAIC adopted SSAP No. 40R, Real Estate Investments (“SSAP No. 40R”). SSAP No. 40R provides guidance for a single real estate property investment that is wholly-owned by a limited liability company under certain conditions. The adoption of SSAP No. 40R had an impact of $6.3 million on the Company, which has been recorded in “Cumulative effect of changes in accounting principles” in the Statutory Statements of Changes in Capital Stock and Surplus. This amount represents the value of a previously non-admitted other invested asset which became admitted upon adoption of SSAP No. 40R.

2.	RELATED-PARTY TRANSACTIONS

The Company has significant transactions with affiliates and other related parties. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties. Below is a summary of significant transactions with affiliates and other related parties for the reporting period.

14

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Investments in Subsidiaries

(In Thousands)
		Carrying Value
		December 31,
Entity Name	Type of Subsidiary	2016	2015
DLNY	Insurance	$404,361	$401,810
DL Reinsurance Company	Insurance	31,647	30,573
Delaware Life Reinsurance (U.S.) Corp.	Insurance	20,250	—
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454

Total		$457,712	$433,837

The Company made capital contributions totaling $20.3 million to its newly formed wholly-owned subsidiary, Delaware Life Reinsurance (U.S.) Corp., during the fourth quarter of 2016.

In October 2015, the Company sold its wholly-owned subsidiary, DL Information Services Ireland Limited (“DL Ireland”), for $256 thousand. In December 2016, the Company dissolved its wholly-owned subsidiary, DL Information Services Canada (“DL Canada”). The non-admitted equity value of DL Canada was $0.7 million at December 31, 2015.

The Company made capital contributions totaling $30 million to DLRC during the fourth quarter of 2014.

The Statement of Admitted Assets amount for all SSAP No. 97 8a entities as of December 31, 2016 and 2015 was as follows:

(In Thousands)

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
Clarendon Insurance Agency, Inc.	100%	$1,454	$1,454	$—

Total SSAP No. 97 8a Entities	XXX	$1,454	$1,454	$—

The Company’s Sub -2 filing for the above entity will be completed in accordance with SSAP No. 97.

The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

The Company owns controlling membership interests in the following limited liability companies:    DL Investment DELRE Holdings 2009-1, LLC; IDF IX, LLC; IDF X, LLC; DL Service Holdings, LLC; DL Private Placement Investment Company I, LLC; Conway Capital LLC; Clear Spring PC Holdings, LLC, Ellendale Insurance Agency, LLC; DL Investment Holdings 2015-1, LLC; DL Investment Holdings 2016-1, LLC; and DL Investment Holdings 2016-2, LLC. The value of certain of these limited liability companies without audited financial statements was non-admitted as of December 31, 2016 and as of December 31, 2015.

In June 2015, the Company organized DL Investment Holdings 2015-1, LLC, a Delaware limited liability company, as an investment subsidiary, for the purpose of engaging in certain hedging activities associated with the Company’s variable annuity products. No capital contributions were made to DL Investment Holdings 2015-1, LLC during 2015. The Company contributed a total of $539.4 million of capital to DL Investment Holdings 2015 -1, LLC during 2016.

15

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The Company also owns the membership interest of DL Investment DELRE Holdings 2009-1, LLC (the “LLC”). The real estate asset originally held in the LLC was disposed of during 2015. There was a nominal cash balance in the LLC as of December 31, 2016 and 2015.

Dividends

In November 2016 and September 2015, the Company received ordinary dividends from DLNY in the amounts of $17.2 million and $36.5 million respectively. Refer to Note 15 for a summary of dividends paid to the Parent.

Reinsurance-Related Agreements

The Company entered into a reinsurance agreement with its subsidiary, DL Reinsurance Company (“DLRC”), under which the Company cedes and DLRC reinsures on a combination modified coinsurance and funds held coinsurance basis certain risks associated with the Company’s variable annuity contracts and associated riders (the “VA Treaty”). The VA Treaty transfers certain hedging risks from the Company to DLRC. It does not transfer insurance risks to DLRC. SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, does not provide specific guidance on reinsurance contracts that do not transfer insurance risk, but transfer only hedging risk. The Department approved the VA Treaty on December 29, 2014 and it was effective December 31, 2014. As a result of the VA Treaty, gains (losses) related to the hedging, previously accounted for as other changes in capital stock and surplus and net investment income (loss), are accounted for as investment income on reinsurance deposit asset.

The Company also entered into a reinsurance agreement with DLRC under which the Company cedes and DLRC reinsures on an indemnity coinsurance funds held basis the quota share of risks associated with various fixed index annuity contracts and associated riders (the “FIA Treaty”). The FIA Treaty transfers certain hedging risks from the Company to DLRC. It does not transfer insurance risks to DLRC. The Department approved the FIA Treaty on June 30, 2015, with an effective date as of January 1, 2015. As a result of the FIA Treaty, gains (losses) related to the hedging, previously accounted for as other changes in capital stock and surplus and net investment income (loss), are accounted for as investment income on reinsurance deposit asset.

Hedging risk is defined as changes in unrealized hedging instrument gains or losses and investment income or loss from hedging instruments. “Investment gains (losses) on funds held” represents amounts received or paid on hedging instruments and realized gains and loss on dispositions of hedging instruments. “Investment income on funds-held - unrealized” represents the unrealized gain or loss for the period on hedging instruments. “Investment expense on reinsurance deposit liability” represents the net gains and loss on all hedging instruments.

16

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

A summary of the impact of these two treaties on the Company’s December 31, 2016, December 31, 2015 and December 31, 2014 Statement of Operations and Statement of Changes in Capital Stock and Surplus is below:

(In Thousands)
	Treaty Impacts
Statement of Operations	2016	2015	2014
Investment (Loss) Income on Reinsurance Deposit Asset	$(327,872)	$46,818	$102,960

Total Revenue	(327,872)	46,818	102,960
Investment Expense on Funds Held	(190,220)	47,016	(237,698)

Total Policyholder Benefits and Expenses	(190,220)	47,016	(237,698)
Net (Loss) Gain from Operations After Dividends and Before Federal Income Taxes	(137,652)	(198)	340,658

Statement of Changes in Capital Stock and Surplus
Investment Benefit (Expense) on Funds Held—Unrealized	137,652	198	(340,658)
Net Change in Capital Stock and Surplus from
Reinsurance Treaties (excluding reinsurance fee)	$—	$—	$—

In addition, the Company recognized a reinsurance deposit accounting asset of $1,161.9 million and $1,332.1 million at December 31, 2016 and 2015, respectively, and a corresponding amount in funds held under coinsurance liability.

The Company has a reinsurance agreement with Delaware Life Reinsurance (Barbados) Corp. (“Barbco”), an affiliate, under which it cedes risks associated with certain of the Company’s in-force corporate and bank-owned variable universal life insurance and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-withheld basis.

The Company has a reinsurance agreement with Barbco under which it cedes mortality risks associated with certain of the Company’s in-force bank-owned variable universal life insurance policies on a yearly renewable term basis.

Debt and Surplus Note Transactions

In June 2015, Delaware Life Insurance and Annuity Company (Bermuda) Ltd. (“DLIAC”), an affiliate, issued a floating rate revolving credit note payable to the Company, pursuant to which DLIAC can borrow up to $40 million from the Company. The interest on any outstanding principal amount is based on LIBOR plus 1.15%. The interest is accrued monthly and payable on the last day of the fiscal quarter. The note will mature on June 30, 2017. There was no outstanding balance at December 31, 2016 or 2015.

As of December 31, 2016 and 2015, the Company had $565.0 million of surplus notes outstanding. During 2013, the Company entered into an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes, some of which are related parties as of December 31, 2016, (the “Noteholders”).

17

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2016, the Noteholders were as follows:

•	EquiTrust Life Insurance Company

•	Guggenheim Life and Annuity Company

•	Heritage Life Insurance Company

•	Midland National Life Insurance Company

•	North American Company for Life and Health Insurance

•	Paragon Life Insurance Company of Indiana

•	Security Benefit Life Insurance Company

The details of outstanding surplus notes at December 31, 2016 and 2015 were as follows (amounts in thousands):

Issue Date	Type	Rate	Maturity	Face Amount	Principal/ Carrying Value	Interest Paid Years Ended December 31, 2016 and 2015
12/15/1995	Surplus	6.15%	12/15/2027	$150,000	$150,000	$9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.15%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/6/2027	250,000	250,000	21,563

				$565,000	$565,000	$43,260

The surplus notes and accrued interest thereon are subordinate to payments due to policyholders, claimants and beneficiaries, as well as all other classes of creditors other than surplus note holders. After payment in full of certain obligations set forth Section 5918 of the Delaware Insurance Code, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note is entitled to receive payment in full. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Delaware Commissioner of Insurance.

The Company expensed $43.3 million for interest on the surplus notes for the years ended December 31, 2016, 2015 and 2014, respectively. Total interest paid from inception through December 31, 2016 was approximately $862.8 million. There have been no principal payments since original issuance of the surplus notes.

Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent that the Company has sufficient surplus earnings to make such payment. The Company received approval for all surplus note payments and the related accrual in the amount of $4.3 million at December 31, 2016 and 2015.

Administrative Services Agreements

The Company is party to various related-party agreements.

The Company sponsors the Delaware Life Insurance Company 401(k) Savings Plan (the “401(k) Plan”), which qualifies under Section 401(k) of the Internal Revenue Code and includes a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the Internal Revenue Code. Income and expenses under the 401(k) Plan and the RIA are allocated to affiliates pursuant to inter-company service agreements. The expenses incurred by the Company under the 401(k) Plan and the RIA were $1.8 million, $2.8 million and $3.2 million, respectively, for the years ended December 31, 2016, 2015 and 2014, of which $0.1 million, $0.3 million and $0.4 million, respectively, were allocated to the Company’s subsidiary, DLNY.

18

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The Company has a management services agreement with its subsidiary, DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis. The Company allocated amounts related to this agreement of $9.2 million, $13.0 million and $14.8 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company has an administrative services agreement with DLIAC, pursuant to which the Company performs various administrative services on behalf of DLIAC. Amounts allocated under this agreement amounted to approximately $0.2 million, $0.3 million and $0.5 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company has an administrative services agreement with its wholly-owned subsidiary, Clarendon Insurance Agency, Inc. (“Clarendon”), pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products. The Company also has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance and annuity products issued by the Company. There were equal and offsetting amounts incurred under these two agreements.

The Company has an administrative and tax services agreement with Barbco, pursuant to which the Company provides administrative and tax services to Barbco on a cost-reimbursement basis. Amounts allocated under this agreement amounted to approximately $0.2 million, $0.6 million and $35 thousand for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company has an administrative services agreement with DLRC, pursuant to which the Company furnishes certain investment, actuarial and administrative services to DLRC. Amounts allocated in 2016, 2015 and 2014 were negligible.

The Company had an administrative services agreement with its subsidiary, DL Canada, pursuant to which DL Canada provided administrative and support services to the Company and its U.S. affiliates. Expenses incurred under this agreement amounted to $1.3 million, $5.1 million and $8.2 million for the years ended December 31, 2016, 2015 and 2014, respectively.

On August 2, 2013, the Parent acquired all of the issued and outstanding shares of the Company from Sun Life Canada (U.S.) Holdings, Inc. (the “Sale Transaction”). In connection with the Sale Transaction, the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements in effect that the Company has filed pursuant to the terms of this undertaking:

The Company has an investment management agreement with Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses incurred under this agreement amounted to approximately $5.3 million, $9.9 million and $10.9 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company has an investment services agreement with GPIM, whereby GPIM provides services to the Company with respect to certain General Account assets that GPIM does not manage for the Company under the above-cited agreement. Expenses incurred under this agreement amounted to approximately $2.8 million, $1.6 million and $1.2 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company has a services agreement with Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. No

19

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

expenses related to this agreement were incurred during 2016. There were $132 thousand and $34 thousand in expenses incurred related to this agreement for the years ended December 31, 2015 and 2014, respectively.

The Company has a services agreement with Guggenheim Insurance Services, LLC (“GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services, and other advisory services to the Company. Expenses incurred under this agreement amounted to approximately $57.0 million, $49.5 million and $47.3 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company has a services agreement with se2, llc (“se2”), under which se2 provides annuity and life insurance policy servicing and third-party administrator services to the Company. Expenses incurred under this agreement amounted to approximately $24.4 million, $8.9 million and $3.6 million for the years ended December 31, 2016, 2015 and 2014, respectively. In addition, the Company incurred $35.9 million, $31.4 million and $18.9 million of conversion costs related to this agreement for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company has a Master Agency Agreement with Dunbarre Insurance Agency, LLC (“Dunbarre”), together with a related Commission Payment Facility Agreement and an Assignment and Assumption Agreement, under which the Company authorizes Dunbarre to recruit producers to solicit and sell life insurance and annuity contracts and to accept assignment of previously recruited producers. Expenses under the Commission Payment Facility Agreement amounted to approximately $20.1 million and $18.9 million in 2016 and 2015, respectively. The Company did not incur expenses related to this agreement in 2014.

The Company has a Master Agency Agreement with Divinshire Insurance Agency, LLC (“Divinshire”), together with a related Commission Payment Facility Agreement and an Assignment and Assumption Agreement, under which the Company authorizes Divinshire to recruit producers to solicit and sell life insurance and annuity contracts and to accept assignment of previously recruited producers. Expenses under the Commission Payment Facility Agreement amounted to approximately $9.1 million in 2016. While this Agreement was entered into during 2015, no expenses were incurred during that year.

The Company has a selling agreement among the Company, GIS, and South Blacktree, LLC related to the sale of certain private placement variable universal life insurance policies and funding agreements issued by the Company as identified in the selling agreement. The Company did not incur expenses under this agreement for the years ended December 31, 2016, 2015 and 2014.

The Company had $1.7 million and $1.3 million due from affiliates, $0 and $0.3 million due to affiliates, and $18.0 million and $13.4 million, included in general expenses due or accrued to other related parties, as of December 31, 2016 and 2015, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis.

Other

During 2016, the Company purchased several short-term investments from four affiliates, Armstrong STF IV, LLC, Marcy STF I, LLC, Redfield STF II, LLC and Wright STF III, LLC, totaling $552 million. The Company also sold a portion of these investments back to these affiliates, totaling $773 million, resulting in a pre-tax gain of $0.1 million. The Company recorded $35.6 million of investment income related to affiliated short-term investments in 2016 and the average yield was 6.86%. As of December 31, 2016, the Company held $238 million of affiliated short-term investments. During 2016, the Company sold public bonds to related parties and recognized gains of $50.1 million before taxes and transfers to the IMR.

During 2015, the Company purchased several short-term investments from four affiliates, Armstrong STF IV, LLC, Marcy STF I, LLC, Redfield STF II, LLC and Wright STF III, LLC, totaling $784 million. The Company also sold a portion of these investments back to these affiliates, totaling $461 million, resulting in a pre-tax gain of $0.2 million. The Company recorded $21.7 million of investment income related to these short-term investments in 2015 and the

20

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

average yield was 7.23%. As at December 31, 2015, the Company held $458 million of affiliated short-term investments.

In 2014, the Company’s wholly-owned subsidiary, DL Service Holdings, LLC, purchased corporate-owned life insurance (“COLI”) with a cash value of $89.9 million as of December 31, 2014 on the lives of key executives of the Company from Equitrust Life Insurance Company (“ELIC”), a former related party. At December 31, 2016 the cash surrender value of these COLI policies was $90.5 million, which included additional policy loans from ELIC totaling $68.4 million and $38.6 million during 2015 and 2014, respectively. There were no additional policy loans during 2016.

In 2014, the Company issued private placement variable universal life policies to ELIC through a single member limited liability company, IDF IX, LLC, with a total value of $177.1 million, outstanding policy loans of $115.3 million, and recognized premium income of $177.3 million. During 2015, the Company recognized additional premium income of $25.0 million. No additional premium income was recognized in 2016. Outstanding policy loans totaled $158.7 and $148.1 million, including capitalized interest, at December 31, 2016 and 2015, respectively. The net cash value of the policies was $225.5 and $211.2 million at December 31, 2016 and 2015, respectively.

At December 31, 2016 and 2015, the Company had investments in parties related to or managed by Guggenheim Capital, LLC or Sammons Enterprises, Inc. as follows:

	December 31,
(In Thousands)	2016	2015
Debt Securities	$701,349	$911,485
Common Stocks	68,111	67,849
Short-term Investments	—	—
Other Invested Assets	65,749	48,000

Total	$835,209	$1,027,334

Guarantees

The Company, as successor to Keyport Life Insurance Company (“Keyport”), unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. The cash surrender value of the contracts at December 31, 2016 and December 31, 2015 was approximately $248.6 million and $272.5 million, respectively. At December 31, 2016 and 2015, there was no liability accrued for this guaranty.

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by DLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the U.S. Securities and Exchange Commission (the “SEC”). Under the SEC’s rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company’s guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts. The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company,

21

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the holders of the MVA Contracts. The total account value of the MVA Contracts was approximately $8.3 million and $9.3 million at December 31, 2016 and 2015, respectively. There is no liability accrued for this guaranty.

3.	DEBT SECURITIES AND PREFERRED STOCKS

The statement value and fair value of the Company’s debt securities and preferred stocks were as follows:

	December 31, 2016
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Debt Securities:
U.S. Governments	$261,022	$327	$(10,022)	$251,327
All Other Governments	15,153	—	(127)	15,026
U.S. States, Territories and Possessions (Direct and Guaranteed)	2,917	140	(28)	3,029
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	118,311	3,029	(2,099)	119,241
Industrial and Miscellaneous (Unaffiliated)	6,711,808	92,061	(184,830)	6,619,040
Hybrid Securities	32,012	449	(5,364)	27,097
SVO Identified Funds	29,932	—	—	29,932

Total Debt Securities	$7,171,155	$96,006	$(202,470)	$7,064,692

Preferred Stocks	$33,584	$243	$(437)	$33,390

	December 31, 2015
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Debt Securities:
U.S. Governments	$225,249	$518	$(1,034)	$224,733
All Other Governments	20,059	1,378	(18)	21,419
U.S. States, Territories and Possessions (Direct and Guaranteed)	8,805	185	(188)	8,802
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	213,464	5,949	(2,171)	217,242
Industrial and Miscellaneous (Unaffiliated)	5,352,038	66,553	(162,162)	5,256,429
Hybrid Securities	33,747	760	(6,535)	27,972

Total Debt Securities	$5,853,362	$75,343	$(172,108)	$5,756,597

Preferred Stocks	$32,634	$424	$(997)	$32,061

22

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The statement value and estimated fair value by maturity periods for debt securities, other than ABS and MBS, are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2016
	Statement	Estimated
(In Thousands)	Value	Fair Value
Due in one year or less	$262,226	$262,663
Due after one year through five years	1,120,571	1,108,922
Due after five years through ten years	1,641,919	1,613,863
Due after ten years	1,778,118	1,697,002
SVO Identified Funds—Bond Mutual Funds	29,932	29,932

Total before asset and mortgage-backed securities	4,832,766	4,712,382

Asset and mortgage-backed securities	2,338,389	2,352,310

Total	$7,171,155	$7,064,692

Proceeds from sales and maturities of investments in debt securities and preferred stock during 2016, 2015 and 2014, were $13.2 billion, $2.4 billion and $2.7 billion, including non-cash transactions of $103.1 million, $86.5 million and $192.2 million, respectively; gross gains were $198.3 million, $48.6 million and $69.1 million respectively; and gross losses were $12.7 million, $11.3 million and $8.6 million, respectively.

The Company had unfunded commitments for future private placement fundings of $258.2 million as of December 31, 2016. The Company also had commitments for future private placement fundings of $355.4 million as of December 31, 2015.

Debt securities included above with a statement value of approximately $5.0 million, $4.1 million and $4.1 million for the years ended December 31, 2016, 2015 and 2014, respectively, were on deposit with governmental authorities as required by law.

Investment-grade debt securities were 95.1%, 94.1% and 91.0% of the Company’s total debt securities as of December 31, 2016, 2015 and 2014, respectively.

The fair value of publicly-traded debt securities is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

23

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Other-than-temporary-impairment

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

There were no credit impairments recorded in 2016, 2015 and 2014 on LBSS held as of December 31, 2016, 2015 and 2014, respectively, pursuant to SSAP No. 43R.

If the fair value of a debt security, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statement of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the debt security, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the debt security, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has a credit committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the credit committee considers the factors described below. The process involves a quarterly screening of all securities with a fair value less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the credit committee exercises considerable judgment. Based on the credit committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”—A security on this list is subject to a heightened level of monitoring because either the issue or the issuer or its industry, sector, geographic location, or political operating environment has been under stress.

24

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

“Watch List”—There is a preponderance of likelihood that either interest or principal will not be received according to the committee’s expectations and may result in an impairment or write-offs.

“Impaired List”—The credit committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statement of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. For the years ended December 31, 2016, 2015 and 2014, the Company incurred write-downs of debt securities totaling $0.3 million, $1.4 million and $0.0 million, respectively, including those subject to SSAP No. 43R. Of these amounts, no OTTI was related to sub-prime loans.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2016 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Debt Securities:
U.S. Governments	5	$180,042	$(10,022)	—	$—	$—	5	$180,042	$(10,022)
All Other Governments	1	15,026	(127)	—	—	—	1	15,026	(127)
U.S. States, Territories and Possessions (Direct and Guaranteed)	2	988	(28)	—	—	—	2	988	(28)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	21	52,722	(2,099)	—	—	—	21	52,722	(2,099)
Industrial and Miscellaneous (Unaffiliated)	461	3,318,544	(154,758)	99	563,495	(30,072)	560	3,882,039	(184,830)
Hybrid Securities	2	1,655	(11)	3	19,998	(5,353)	5	21,653	(5,364)
SVO Identified Funds	—	—	—	—	—	—	—	—	—

Total Debt Securities	492	$3,568,977	$(167,045)	102	$583,493	$(35,425)	594	$4,152,470	$(202,470)

Preferred Stocks	2	$1,782	$(18)	6	$15,701	$(419)	8	$17,483	$(437)

25

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2015 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Debt Securities:
U.S. Governments	9	$167,294	$(661)	1	$49,734	$(373)	10	$217,028	$(1,034)
All Other Governments	4	3,038	(18)	—	—	—	4	3,038	(18)
U.S. States, Territories and Possessions (Direct and Guaranteed)	3	4,325	(188)	—	—	—	3	4,325	(188)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	43	80,212	(1,644)	15	10,372	(527)	58	90,584	(2,171)
Industrial and Miscellaneous (Unaffiliated)	1,124	2,890,637	(143,174)	61	225,126	(18,988)	1,185	3,115,763	(162,162)
Hybrid Securities	4	10,076	(2,709)	2	10,650	(3,826)	6	20,726	(6,535)

Total Debt Securities	1,187	$3,155,582	$(148,394)	79	$295,882	$(23,714)	1,266	$3,451,464	$(172,108)

Preferred Stocks	2	$10,725	$(289)	1	$15,412	$(708)	3	$26,137	$(997)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $2.1 million as of December 31, 2016. This amount represented approximately three-tenths of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was as shown below (in thousands):

		Book/Adjusted
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$1,610	$1,610	$1,674
Structured Securities	500	500	507

	$2,110	$2,110	$2,181

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $2.5 million as of December 31, 2015. This amount represented approximately two-tenths of a percent of the Company’s total invested assets. The Company’s overall exposure to sub-prime mortgage risk was as shown below (in thousands):

		Book/Adjusted
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$4,371	$2,483	$2,485

	$4,371	$2,483	$2,485

26

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

5* Securities

The Company’s overall exposure to 5* securities was as shown below:

(In thousands except for number of securities):

Investment	Number of 5* Securities		Aggregate Book Adjusted Carry Value		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
LBSS	3	4	$12,383	$13,683	$13,347	$14,646

Total	3	4	$12,383	$13,683	$13,347	$14,646

4. MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States. Investments are diversified by property type and geographic area. The Company monitors the condition of the mortgage loans in its portfolio.

In cases where mortgages have been restructured, appropriate allowances for losses are made. In those cases where, in management’s judgment, the mortgage loan’s value is impaired, appropriate losses are recorded.

27

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The following table shows the geographical distribution of the statement value of the Company’s mortgage loan portfolio as of December 31, 2016 and 2015 (in thousands):

	2016	2015
Alabama	$3,685	$3,850
Arizona	2,625	9,807
California	18,598	22,566
Colorado	18,424	18,994
District of Columbia	54,584	61,401
Florida	820	3,274
Georgia	1,977	2,564
Idaho	1,574	1,636
Illinois	27,306	1,227
Kansas	—	1,451
Kentucky	3,005	3,608
Louisiana	1,324	8,638
Maine	1,346	—
Maryland	—	1,376
Massachusetts	1,753	1,945
Michigan	5,934	7,821
Minnesota	12,383	21,349
Missouri	—	9,381
Mississippi	2,795	2,901
Nebraska	—	945
New Jersey	6,213	6,574
New Mexico	4,628	4,857
New York	139,363	141,385
North Carolina	8,786	11,668
Ohio	10,814	16,070
Oregon	9,381	9,981
Pennsylvania	6,831	8,633
Rhode Island	241	321
South Carolina	2,435	18,653
Tennessee	78	1,533
Texas	16,815	26,580
Utah	4,322	8,557
Virginia	2,180	52,602
Washington	2,361	2,776
West Virginia	—	3,218
Wisconsin	1,915	4,158
Great Britain	2,947	—
General Allowance for Loan Loss	(2,460)	(11,960)

Total Mortgage Loans on Real Estate	$374,983	$490,340

The Company had $46.3 million of outstanding mortgage loan commitments on real estate as of December 31, 2016. The Company had no outstanding mortgage loan commitments on real estate as of December 31, 2015.

28

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The Company originated 17 mortgage loans with a total cost of $118.7 million during the year ended December 31, 2016 with rates ranging from 3% to 13.68%, three mortgage loans with a total cost of $165.5 million during the year ended December 31, 2015 with rates ranging from 5.24% to 6.25% and six mortgage loans with a total cost of $61.6 million during the year ended December 31, 2014 with rates ranging from 4.95% to 5.65%. During the years ended December 31, 2016, 2015 and 2014, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and are no more than 75% of the property’s value at the time the original loan is made.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss at December 31, 2016 and 2015. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $2.5 million and $12.0 million at December 31, 2016 and 2015, respectively. While management believes that it uses the best information available to establish allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2016 and 2015, the Company individually and collectively evaluated loans with a gross carrying value of $377.4 million and $502.3 million, respectively.

As of December 31, 2016 and 2015, the Company held no restructured loans. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2016. One loan with a carrying value of $1.7 million was past due for a period greater than 90 days at December 31, 2015 and was a non-admitted asset at December 31, 2015.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

29

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Other information is as follows:

Age Analysis of Mortgage Loans:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2016
Recorded Investment
Current	$—	$—	$—	$—	$377,443	$—	$377,443
December 31, 2015
Recorded Investment
Current	$—	$—	$—	$—	$499,911	$—	$499,911

The Company did not have any mortgages accruing interest more than 90 days past due or interest reduced during 2016 or 2015.

The Company did not have any investments in impaired loans during 2016 or 2015.

Allowance for Credit Losses:

(In Thousands)	2016	2015	2014
Balance at Beginning of Period	$11,960	$15,415	$15,727
Additions Charged to Operations	—	—	1,108
Direct Write-downs Charged Against The Allowances Recoveries of Amounts Previously Charged Off	(9,500)	(3,455)	(1,420)

Balance at End of Period	$2,460	$11,960	$15,415

30

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The credit quality indicator for the Company’s mortgage loans is an internal risk-rated measure based on the borrowers’ ability to pay and the value of the underlying collateral. The internal risk rating is related to an increasing likelihood of loss, with the lowest rating representing the category in which a loss is first expected. The following table shows the recorded investment of the Company’s mortgage loans, net of allowances for credit losses, aggregated by internal risk rating as of December 31, 2016 and 2015:

(In Thousands) Internal Risk Rating	2016	2015
AA	$68,702	$127,201
A	156,252	117,797
BBB	35,029	44,837
BB and Lower	117,460	212,465

Total	$377,443	$502,300

Total Allowance for Loan Loss	(2,460)	(11,960)

Total Mortgage Loans on Real Estate	$374,983	$490,340

The following table provides an aging of past due commercial mortgage loans as of December 31, 2016 and 2015, based on the recorded investment net of allowances for credit losses:

(In Thousands)	2016	2015
Current	$377,443	$499,911
30-59 Days Past Due	—	232
60-89 Days Past Due	—	2,157

Total Past Due	$—	$2,389

Total Allowance for Loan Loss	(2,460)	(11,960)

Total Mortgage Loans on Real Estate	$374,983	$490,340

5.	REAL ESTATE

The Company held no real estate property at the end of December 31, 2016. The Company sold its remaining two real estate properties during the 2015 statement period. The sales resulted in net realized gains of $1.7 million. The Company sold nine properties throughout the year ended December 31, 2014 that resulted in net realized gains of $32.0 million. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses.

The Company recognized impairment losses of $11.3 million related to five properties that were deemed “held for sale” and subsequently sold during 2014. The impairment loss is the difference between estimated fair value less costs to sell. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses.

31

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on debt securities, preferred stock, mortgages and interest rate swaps, which relate to changes in the general level of interest rates, are charged or credited to the IMR, net of tax, and amortized into income over the remaining contractual life of the security sold. Realized gains and losses from all other investments are reported, net of tax, in the Statement of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses on investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

	Years Ended December 31,
(In Thousands)	2016	2015	2014
Realized Gains (Losses):
Debt Securities	$185,285	$35,808	$60,537
Preferred Stocks	16	141	79
Common Stocks	7,060	(209)	—
Common Stocks of Affiliates	—	278	—
Mortgage Loans	63	17,486	—
Real Estate	—	1,678	21,273
Cash, Cash Equivalents and Short-term Investments	88	265	212
Other Invested Assets	950	(1,864)	(2)
Other Hedging Investments	4,783	(143)	(62,216)
Derivative Instruments	63,478	56,014	51,430

Subtotal	261,723	109,454	71,313
Capital Gains Tax Expense (Benefit)	60,364	6,100	(3,669)

Net Realized Gains	201,359	103,354	74,982
(Gains) Transferred to IMR (Net of Taxes)	$(126,772)	$(35,635)	$(55,354)

Total	$74,587	$67,719	$19,628

	Years Ended December 31,
(In Thousands)	2016	2015	2014
Changes in Net Unrealized Capital Gains (Losses) Net of Deferred Income Tax:
Debt Securities	$119	$(267)	$2,659
Common Stocks of Non-affiliates	8,003	759	—
Common Stocks of Affiliates	2,897	(15,020)	18,189
Mortgage Loans	6,175	2,246	203
Derivative Instruments	(39,386)	14,374	392,514
Other Hedging Investments	(135,495)	(9,597)	9,597
Other Invested Assets	2,582	2,206	1,548

Total	$(155,105)	$(5,299)	$424,710

32

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The deferred tax netted in unrealized capital gains (losses) above, except for common stock of affiliates and other affiliated invested assets, was $57.6 million, $4.9 million and ($26.6) million at December 31, 2016, 2015 and 2014, respectively.

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2016	2015	2014
Debt Securities (Unaffiliated)	$296,501	$259,795	$197,595
Debt Securities (Affiliated)	—	1,246	—
Preferred Stocks (Unaffiliated)	1,943	1,992	1,813
Common Stocks (Unaffiliated)	11,747	11,212	—
Common Stocks (Affiliated)	18,038	37,047	—
Mortgage Loans	26,223	41,268	50,062
Real Estate	—	1,664	8,822
Contract Loans	34,293	26,230	22,837
Cash, Cash Equivalents and Short-term Investments	62,031	48,296	62,575
Derivative Instruments	(243,007)	(11,850)	(225,328)
Other Invested Assets	37,645	35,822	22,160
Other Investment Income	3	—	—

Gross Investment Income	245,417	452,722	140,536

Interest Expense on Surplus Notes	43,260	43,260	43,260
Investment Expenses and Other Interest Expense on Borrowed Money	30,262	27,839	46,662

Net Investment Income	$171,895	$381,623	$50,614

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The total amount of investment income due and accrued excluded from surplus for the years ended December 31, 2016 and 2015 was $0 and $309.5 thousand, respectively.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes only. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity and interest exposure embedded in the Company’s fixed and variable annuity products. Futures are used to hedge equity exposure included in fixed indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange (“FX”) rates.

Interest swaps, options, swaptions and currency swaps are reported at fair value, with the unrealized gain or loss reported as an adjustment to surplus if not a designated effective hedge. All futures are marked to market and settled on a daily basis, with the gain or loss reported as a component of net investment income (loss).

33

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Beginning in July 2015, the Company began hedging its fixed index annuity product with OTC options utilizing the CROCI, Sector III, and MAA indices. The equity exposure embedded in the annuity contract is hedged using these options. These options have been designated as fair value hedges. The mark to market on the options is recorded as a component of net investment income and the offsetting change in liability is recorded through income.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2016 and 2015, the Company pledged $146.8 million and $175.5 million, respectively, in U.S. Treasury securities and corporate bonds as collateral to counterparties. At December 31, 2016 and 2015, counterparties pledged to the Company $131.4 million and $128.6 million, respectively, in collateral comprised of cash and U.S. Treasury securities and corporate bonds.

34

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Derivatives are carried in accordance with SSAP No. 86, Derivatives. The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows (in thousands):

	Outstanding at
	December 31, 2016
	(per SSAP No. 86)
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$2,702,000	$40,468	$—	$40,468
Currency Swaps	102,509	20,806	—	20,806
FX Forwards	4,954	44	—	44
Payor Swaptions	800,000	2,707	7,890	(5,183)
Receiver Swaptions	—	—	—	—
Equity Index Options	1,379,451	138,055	49,796	88,259

Total	$4,988,914	$202,080	$57,686	$144,394

	Outstanding at
	December 31, 2015
	(per SSAP No. 86)
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$2,410,000	$47,101	$—	$47,101
Currency Swaps	73,099	5,013	—	5,013
TBA’s	5,565	5,750	5,755	(5)
FX Forwards	—	—	—	—
Payor Swaptions	800,000	3,720	7,890	(4,170)
Receiver Swaptions	75,000	1,341	2,126	(785)
Equity Index Options	1,898,914	111,472	28,056	83,416

Total	$5,262,578	$174,397	$43,827	$130,570

At December 31, 2016 and 2015, open futures contracts had a notional value of $2,368.0 million and $4,324.4 million and a fair value of ($0.1) million and $20.9 million, respectively. These amounts did not include the component of variation margin that had already been cash settled.

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

The Company has two reinsurance agreements with Barbco, refer to Note 2 for additional details. The Company has miscellaneous liabilities for the funds held under the coinsurance with funds held treaty with Barbco of $263.7 million and $270.7 million at December 31, 2016 and 2015, respectively.

35

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The Company cedes certain risks to DLRC through the VA Treaty and the FIA Treaty. Refer to Note 2 for further details.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain of the Company’s individual variable universal life, individual universal life, individual private placement variable universal life, and corporate and bank-owned life insurance policies. These amounts are reinsured on either a monthly renewable term, yearly renewable term, or coinsurance basis.

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain of its variable annuity contracts. These amounts are reinsured on a monthly renewable term basis.

The effects of reinsurance were as follows:

	Years Ended December 31,
(In Thousands)	2016	2015	2014
Premiums and Annuity Considerations:
Direct	$1,891,709	$1,369,407	$1,848,605
Ceded—Affiliated	(60,552)	(33,974)	(51,827)
Ceded—Non-affiliated	(16,723)	(14,250)	(13,722)

Net Premiums and Annuity Considerations	$1,814,434	$1,321,183	$1,783,056

Insurance and Other Individual Policy Benefits and Claims:
Direct	824,340	804,664	915,197
Assumed—Non-affiliated	4,287	4,621	6,978
Ceded—Affiliated	(62,746)	(29,383)	(41,766)
Ceded—Non-affiliated	(12,381)	(16,698)	(8,673)

Net Policy Benefits and Claims	$753,500	$763,204	$871,736

36

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

10.	RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2016 and 2015, the Company had $15.0 million and $15.5 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $3.3 million and $3.3 million as of December 31, 2016 and 2015, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on Funds not Involving Life Contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the NAIC instructions. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2016 and 2015 were the changes in additional reserves held due to asset adequacy analysis testing. Direct asset adequacy reserves were $38.4 million and $236.4 million at December 31, 2016 and 2015, respectively.

37

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

December 31, 2016

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2016	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$4,181,594	$631,068	$—	$4,812,662	22.30%
At Book Value Less Current Surrender Charge of 5% or More	905,638	—	—	905,638	4.20%
At Fair Value	—	—	13,278,650	13,278,650	61.53%

Total with Adjustment or at Market Value	5,087,232	631,068	13,278,650	18,996,950	88.03%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,553,695	—	—	1,553,695	7.20%
Not Subject to Discretionary Withdrawal	1,010,759	—	20,000	1,030,759	4.77%

Total (Gross: Direct and Assumed)	7,651,686	631,068	13,298,650	21,581,404	100.00%
Reinsurance Ceded	29,630	—	—	29,630

Total (Net)	$7,622,056	$631,068	$13,298,650	$21,551,774

December 31, 2015

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2015	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$2,500,107	$769,505	$—	$3,269,612	15.39%
At Book Value Less Current Surrender Charge of 5% or More	1,101,664	—	—	1,101,664	5.19%
At Fair Value	—	—	14,397,807	14,397,807	67.77%

Total with Adjustment or at Market Value	3,601,771	769,505	14,397,807	18,769,083	88.35%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,707,249	—	—	1,707,249	8.04%
Not Subject to Discretionary Withdrawal	746,407	—	20,837	767,244	3.61%

Total (Gross: Direct +Assumed)	6,055,427	769,505	14,418,644	21,243,576	100.00%
Reinsurance Ceded	29,210	—	—	29,210

Total (Net)	$6,026,217	$769,505	$14,418,644	$21,214,366

12.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value

38

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in “Aggregate reserve for the life contracts” in the Company’s Statement of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity Separate Account are carried on a General Account basis. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality and the other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company’s Statement of Operations for the General Account.

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Variable Life

•	Variable Annuity

•	MVA Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account, whereas the non-insulated Separate Account assets are not legally insulated. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of “legally insulated” vs. “not legally insulated” is supported by Section 2932 of the Delaware Insurance Code.

The Company maintained Separate Account assets totaling $25,101.8 million and $25,229.7 million as of December 31, 2016 and 2015, respectively. As of December 31, 2016 and 2015, the Company’s Separate Account statement included legally insulated assets of $23,977.7 million and $24,042.0 million, respectively.

The assets legally insulated and non-legally insulated from the General Account as of December 31, 2016 were attributed to the following products:

Product (In Thousands)	Legally Insulated Assets	Non - Legally Insulated Assets
Variable Life	$10,500,264	$—
Variable Annuity	13,477,456	—
MVA Annuity	—	1,124,033

Total	$23,977,720	$1,124,033

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statement of Operations for the General Account as a component of “Net transfers (from) or to Separate Accounts net of reinsurance.” The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed

39

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The Company had $20,856.1 million and $21,883.7 million of non-guaranteed Separate Account reserves and $631.1 million and $769.5 million of guaranteed Separate Account reserves as of December 31, 2016 and 2015, respectively.

As of December 31, 2016 and 2015, the General Account of the Company had a maximum guarantee for Separate Account liabilities of $16,133.9 million and $17,247.9 million, respectively.

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $207.6 million, $206.8 million and $194.2 million were received by the General Account from the Separate Accounts during the years ended December 31, 2016, 2015 and 2014, respectively.

For the years ended December 31, 2016, 2015 and 2014, the Company’s General Account paid $95.7 million, $81.0 million and $81.6 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within its Separate Account.

An analysis of the Separate Account reserves as of December 31, 2016 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2016	$(24,596)	$143,910	$119,314
Reserves at 12/31/2016
For Accounts with Assets at:
Fair Value	184,400	20,856,124	21,040,524
Amortized Cost	446,668	—	446,668

Total Reserves	$631,068	$20,856,124	$21,487,192

By Withdrawal Characteristics:
With Market Value Adjustment	$631,068	$—	$631,068
At Fair Value	—	20,836,124	20,836,124

Subtotal	631,068	20,836,124	21,467,192
Not Subject to Discretionary Withdrawal	—	20,000	20,000

Total	$631,068	$20,856,124	$21,487,192

40

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

An analysis of the Separate Account reserves as of December 31, 2015 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2015	$14,225	$205,027	$219,252
Reserves at 12/31/2015
For Accounts with Assets at:
Fair Value	240,838	21,883,718	22,124,556
Amortized Cost	528,667	—	528,667

Total Reserves	$769,505	$21,883,718	$22,653,223

By Withdrawal Characteristics:
With Market Value Adjustment	$769,505	$—	$769,505
At Fair Value	—	21,862,881	21,862,881

Subtotal	769,505	21,862,881	22,632,386
Not Subject to Discretionary Withdrawal	—	20,837	20,837

Total	$769,505	$21,883,718	$22,653,223

Below is the reconciliation of “Net Transfers (from) or to Separate Accounts net of reinsurance” in the Statement of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2016	2015	2014
Transfers to Separate Accounts	$119,314	$219,252	$389,023
Transfers (from) Separate Accounts	(2,068,510)	(2,379,922)	(3,138,163)

Net Transfers (from) Separate Accounts net of reinsurance in the Statement of Operations	$(1,949,196)	$(2,160,670)	$(2,749,140)

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

41

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Financial assets and liabilities recorded at fair value in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Valuation inputs are unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuation inputs generally include cash, cash equivalents, short term investments, U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange-traded derivatives.

Level 2

•	Valuation is based upon quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments, and certain derivatives.

Level 3

•	Valuation utilizes techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

These valuations reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain commercial montages, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

42

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The fair value of the Company’s assets and liabilities classified by these levels as of December 31, 2016 were as follows:

(In Thousands) Description for Each Class of Asset or Liability	Level 1	Level 2	Level 3	Total
Assets at Fair Value:
Common Stock-Unaffiliated (a)
Industrial and Miscellaneous	$—	$2,220	$105,124	$107,344
Debt Securities-Unaffiliated (b)
Asset-backed Securities	—	—	1,219	1,219
Industrial and Miscellaneous	—	21	—	21
Derivative Assets (d)
Interest Rate Contracts	37,084	44,918	1,551	83,553
Equity Contracts	4,750	138,054	—	142,804
Foreign Exchange Contracts	47	20,854	—	20,901
Separate Accounts Assets (c) (e)	15,281,948	5,731,366	418,867	21,432,181

Total Assets at Fair Value	$15,323,829	$5,937,433	$526,761	$21,788,023

Liabilities at Fair Value:
Separate Accounts (c)	$—	$(35,432)	$—	$(35,432)
Derivative Liabilities (d)
Interest Rate Contracts	(8,253)	(32,532)	—	(40,785)
Equity Contracts	(2,130)	—	—	(2,130)
Foreign Exchange Contracts	(2,329)	(5)	—	(2,334)

Total Liabilities at Fair Value	$(12,712)	$(67,969)	$—	$(80,681)

43

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The fair value of the Company’s assets and liabilities classified by these levels as of December 31, 2015 were as follows:

(In Thousands) Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at Fair Value:
Common Stock-Unaffiliated (a)
Industrial and Miscellaneous	$—	$—	$116,514	$116,514
Debt Securities-Unaffiliated (b)
Asset-backed Securities	—	—	1,093	1,093
Industrial and Miscellaneous	—	32	—	32
Derivative Assets (d)
Interest Rate Contracts	30,169	65,042	2,647	97,858
Equity Contracts	18,557	122,030	—	140,587
Foreign Exchange Contracts	2,978	5,014	—	7,992
Separate Accounts Assets (c) (e)	16,696,658	5,947,855	407,263	23,051,776

Total Assets at Fair Value	$16,748,362	$6,139,973	$527,517	$23,415,852

Liabilities at Fair Value:
Separate Accounts (c)	$—	$(38,321)	$—	$(38,321)
Derivative Liabilities (d)
Interest Rate Contracts	(4,375)	(35,581)	—	(39,956)
Equity Contracts	(10,577)	—	—	(10,577)
Foreign Exchange Contracts	(557)	—	—	(557)

Total Liabilities at Fair Value	$(15,509)	$(73,902)	$—	$(89,411)

(a)	Common stocks are carried at fair value.
(b)	Debt securities with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the tables above.
(c)	Separate Account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, debt securities and preferred stocks are carried at amortized cost based on their respective NAIC designation. Separate Account assets also include $2,781 million and $1,202 million of investment income and receivables due at December 31, 2016 and 2015, respectively. Separate Account liabilities include derivative liabilities carried at fair value.
(d)	The derivatives included in the leveling descriptions are carried at fair value.
(e)	Excludes assets with a fair value of $226.3 million and $287.9 million at December 31, 2016 and 2015, respectively, in hedge funds and private equity funds for which fair value is measured at Net Asset Value (“NAV”) using the practical expedient.

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2016 and December 31, 2015.

44

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2016:

(In Thousands)	Beginning Balance at 01/01/2016	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2016
Assets:
Common Stock Unaffiliated	$116,514	$—	$(3,953)	$3,438	$9,626	$56,562	$—	$(76,617)	$(446)	$105,124
Debt Securities—Unaffiliated:
Asset-backed Securities	1,093	—	—	—	126	—	—	—	—	1,219
Derivative Assets	2,647	—	—	—	858	—	—	693	(2,647)	1,551
Separate Accounts Assets	407,263	6,043	(48,884)	(368)	4,533	148,092	113	(79,269)	(18,656)	418,867

Total Assets	$527,517	$6,043	$(52,837)	$3,070	$15,143	$204,654	$113	$(155,193)	$(21,749)	$526,761

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2015:

(In Thousands)	Beginning Balance at 01/01/2015	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2015
Assets:
Common Stock Unaffiliated	$47,719	$17,647	$—	$24	$759	$69,122	$—	$(18,640)	$(117)	$116,514
Debt Securities—Unaffiliated:
Asset-backed Securities	1,471	—	—	—	(378)	—	—	—	—	1,093
Derivative Assets	—	16,262	(13,557)	(58)	—	—	—	—	—	2,647
Separate Accounts Assets	268,878	92,739	(34,555)	972	(6,076)	243,344	—	(126,653)	(31,386)	407,263

Total Assets	$318,068	$126,648	$(48,112)	$938	$(5,695)	$312,466	$—	$(145,293)	$(31,503)	$527,517

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers are made as a result of changes in the level of observability of inputs used to price the assets or changes in NAIC designations.

45

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2016:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Debt Securities—Unaffiliated
Asset-backed Securities	Matrix Pricing	Spreads	$1,219	26	29
Common Stocks	Market Pricing	Quoted Prices	83,640	88-107	101
	Market Pricing	Quoted Prices	105,124	1-193	62
Separate Accounts Assets	Matrix Pricing	Spreads	61,962	94-193	101
	Market Pricing	Quoted Prices	5,802	31-105	97
	Amortized Cost	None	—	—	—

Total Assets			$257,747

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2015:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Debt Securities—Unaffiliated
Asset-backed Securities	Matrix Pricing	Spreads	$1,093	26	26
Common Stocks	Matrix Pricing	Spreads	114,781	1-192	25
	Matrix Pricing	Quoted Prices	1,733	58	58
Separate Accounts Assets	Matrix Pricing	Spreads	16,845	29-109	96
	Matrix Pricing	Quoted Prices	125,820	60-115	100
	Amortized Cost	None	252	50	50

Total Assets			$260,524

There were no significant changes made in valuation techniques during 2016 and 2015.

Derivative values in the above tables are presented on a gross basis.

46

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Aggregate Fair Value of all Financial Instruments

The following table presents the estimated fair values and carrying amounts of the Company’s financial instruments as of December 31, 2016:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$1,082,724	$1,082,724	$231,516	$851,208	$—	—
Debt Securities	7,064,692	7,171,115	195,033	5,098,312	1,771,347	—
Preferred Stocks	33,390	33,584	—	33,390	—	—
Common Stocks	107,344	107,344	—	2,220	105,124	—
Mortgages Loans on Real Estate	384,539	374,983	—	—	384,539	—
Derivatives – Options and Swaptions	140,761	140,761	—	139,210	1,551	—
Derivatives – Swaps and Forwards	101,700	101,700	37,084	64,616	—	—
Derivatives—Futures	4,797	4,797	4,797	—	—	—
Contract Loans	663,327	618,946	—	—	663,327	—
Other Invested Assets (a)	404,750	402,561	—	—	404,750	—
Separate Account Assets (b)	22,064,950	22,094,787	15,288,428	6,226,820	549,702	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(513,530)	(467,300)	—	—	(513,530)	—
Derivatives – Swaps and Forwards	(40,382)	(40,382)	(7,844)	(32,538)	—	—
Derivatives—Futures	(4,867)	(4,867)	(4,867)	—	—	—
Separate Account Liabilities	(60,707)	(60,707)	—	(35,432)	(25,275)	—

47

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The following table presents the estimated fair value and carrying amounts of the Company’s financial instruments as of December 31, 2015:

(In Thousands)	Aggregate	Statement				Not Practicable
Type of Financial Instrument	Fair Value	Value	Level 1	Level 2	Level 3	(Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$1,536,423	$1,536,423	$678,448	$857,975	$—	—
Debt Securities	5,756,624	5,853,362	217,169	2,682,365	2,857,090	—
Preferred Stocks	32,061	32,634	—	32,061	—	—
Common Stocks	116,514	116,514	—	—	116,514	—
Mortgages Loans on Real Estate	497,360	490,340	—	—	497,360	—
Derivatives – Options and Swaptions	127,089	127,089	—	124,442	2,647	—
Derivatives – Swaps and Forwards	97,810	97,810	30,167	67,643	—	—
Derivatives—Futures	21,538	21,538	21,538	—	—	—
Contract Loans	669,276	630,826	—	—	669,276	—
Other Invested Assets (a)	432,544	428,832	—	8,720	423,824	—
Separate Account Assets (b)	23,739,760	23,739,052	16,717,221	6,392,174	630,365	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(199,186)	(189,353)	—	—	(199,186)	—
Derivatives – Options and Swaptions	(10,557)	(10,557)	(10,557)	—	—	—
Derivatives – Swaps and Forwards	(39,945)	(39,945)	(4,365)	(35,580)	—	—
Derivatives—Futures	(588)	(588)	(588)	—	—	—
Societe Generale	(25,000)	(25,000)	(25,000)	—	—	—
Separate Account Liabilities	(67,698)	(67,698)	—	(38,321)	(29,377)	—

(a)	Excludes assets with a fair value of $104.8 million and $100.7 million at December 31, 2016 and 2015, respectively, in limited partnership investments as they are valued using equity values which are a proxy for fair value.
(b)	Excludes assets with a fair value of $226.3 million and $287.9 million at December 31, 2016 and 2015, respectively, in hedge funds and private equity funds for which fair value is measured at NAV using the practical expedient.

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents, and short-term investments—The carrying value for cash, cash equivalents, and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Debt securities—The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using

48

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities – The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate –The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives – The fair values of swaps, swaptions, and forwards are based on current settlement values, dealer quotes, and market prices. Fair values for options and futures are also based on dealer quotes and market prices.

Contract loans – The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets – Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits (“LIHTCs”), surplus debentures, collateral loans, and equipment lease trusts. The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures are obtained from third-party pricing services. Collateral loans are carried at amortized cost using pricing methods similar to private placements.

Separate Accounts – The estimated fair value of Separate Account assets and liabilities is determined using the same methodology described in Note 12. The difference between Separate Account assets and liabilities reflected in the chart above and the total recognized in the Statement of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are attributable to non-financial instruments.

Contract holder deposit funds – The fair values of the Company’s General Account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

49

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

14.	FEDERAL INCOME TAXES

The application of SSAP No.101 requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized.

Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company did not record a valuation allowance as of December 31, 2016 and December 31, 2015.

The components of the Company’s DTAs and DTLs as of December 31, 2016 and December 31, 2015 were as follows:

(In Thousands)	December 31, 2016			December 31, 2015			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$262,307	$—	$262,307	$368,714	$—	$368,714	$(106,407)	$—	$(106,407)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	262,307	—	262,307	368,714	—	368,714	(106,407)	—	(106,407)
Deferred Tax Assets Nonadmitted	—	—	—	64,719	—	64,719	(64,719)	—	(64,719)

Subtotal Net Admitted Deferred Tax Assets	262,307	—	262,307	303,995	—	303,995	(41,688)	—	(41,688)
Deferred Tax Liabilities	100,922	—	100,922	90,618	—	90,618	10,304	—	10,304

Net Admitted Deferred Tax Assets / (Net Deferred Tax Liabilities)	$161,385	$—	$161,385	$213,377	$—	$213,377	$(51,992)	$—	$(51,992)

The following table provides component amounts of the Company’s calculation by tax character in accordance with paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)	December 31, 2016			December 31, 2015			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Admitted Pursuant to 11.a.	$28,448	$—	$28,448	$—	$—	$—	$28,448	$—	$28,448
(b) Admitted Pursuant to 11.b. (lesser of 11.b.i. or 11.b.ii.)	132,937	—	132,937	213,377	—	213,377	(80,440)	—	(80,440)
(c) 11.b.i	132,937	—	132,937	228,470	—	228,470	(95,533)	—	(95,533)
(d) 11.b.ii	—	—	221,177	—	—	213,377	—	—	7,800
(e) Admitted Pursuant to 11.c.	100,922	—	100,922	90,618	—	90,618	10,304	—	10,304

(f) Total Admitted Under 11.a.—11.c.	262,307	—	262,307	303,995	—	303,995	(41,688)	—	(41,688)
(g) Deferred Tax Liabilities	100,922	—	100,922	90,618	—	90,618	10,304	—	10,304

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$161,385	$—	$161,385	$213,377	$—	$213,377	$(51,992)	$—	$(51,992)

50

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

	2016	2015
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	1,222%	1,286%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above	$1,474,512,349	$1,422,514,602

The following table provides the impact of tax planning strategies on adjusted gross and net admitted DTAs, as used in the Company’s SSAP No. 101 calculation.

	December 31, 2016		December 31, 2015		Change
(In Thousands)
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets and Net
Admitted Deferred Tax Assets, by Tax Character as a Percentage.
Adjusted Gross Deferred Tax Assets	$262,307	—	$368,714	—	$(106,407)	—
Percentage of Adjusted Gross Deferred Tax Assets by Tax Character Attributable to the Impact of Tax Planning Strategies	0.00%	0.00%	4.00%	0.00%	(4.00)%	0.00%
Net Admitted Adjusted Gross Deferred Tax Assets	$262,307	—	$303,995	—	$(41,688)	—
Percentage of Net Admitted Adjusted Gross Deferred Tax
Assets by Tax Character Because of the Impact of Tax Planning Strategies	4.00%	0.00%	6.00%	0.00%	(2.00)%	0.00%

The Company’s tax planning strategies included the use of reinsurance.

The Company had no temporary difference for which a DTL was not established.

The following tables provide the Company’s significant components of income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31, 2016	December 31, 2015	December 31, 2014
Current Income Tax
Federal Tax (Benefit) Expense from Operations	$(39,991)	$(2,729)	$6,861
Federal Income Tax Expense on Net Capital Gains	60,364	6,099	(3,669)

Current Income Tax Expense	$20,373	$3,370	$3,192

51

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The main components of the Company’s DTAs and DTLs as of December 31, 2016 and 2015 were as follows:

(In Thousands)	December 31, 2016	December 31, 2015	Change
Deferred Tax Assets:
Ordinary
Policyholder Reserves	$177,897	$242,840	$(64,943)
Investments	21,898	40,433	(18,535)
Deferred Acquisition Costs	20,352	14,715	5,637
Net Operating Loss Carryforward	—	29,529	(29,529)
Other (Including Items <5% of Total Ordinary Tax Assets)	42,160	41,197	963

Total Ordinary Deferred Tax Assets	$262,307	$368,714	$(106,407)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	64,719	(64,719)

Admitted Ordinary Deferred Tax Assets	$262,307	$303,995	$(41,688)
Capital:
Investments	—	—	—
Net Capital Loss Carryforward	—	—	—

Subtotal	—	—	—
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—

Admitted Capital Deferred Tax Assets	—	—	—

Admitted Deferred Tax Assets	$262,307	$303,995	$(41,688)

Deferred Tax Liabilities:
Ordinary
Investments	$44,270	$17,154	$27,116
Policyholder Reserves	56,652	73,464	(16,812)

Subtotal	$100,922	$90,618	$10,304
Capital:
Investments	—	—	—

Subtotal	—	—	—

Deferred Tax Liabilities	$100,922	$90,618	$10,304

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$161,385	$213,377	$(51,992)

52

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The change in net deferred income taxes was comprised of the following:

(In Thousands) Description	December 31, 2016	December 31, 2015	Change
Total Deferred Tax Assets	$262,307	$368,714	$(106,407)
Total Deferred Tax Liabilities	100,922	90,618	10,304

Net Deferred Tax Assets / Deferred Tax Liabilities	$161,385	$278,096	$(116,711)
Statutory Valuation Allowance	—	—	—

Net Deferred Tax Assets / Deferred Tax Liabilities	$161,385	$278,096	$(116,711)
Tax Effect of Unrealized (Gains)/Losses			(57,619)

Change in Net Deferred Income Tax			$(59,092)

The change in net deferred income tax of ($68,842) shown on the Statement of Changes in Capital Stock and Surplus is inclusive of ($9,750) related to the prior period adjustment.

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2016, 2015 and 2014 were as follows:

(In Thousands)	December 31, 2016			December 31, 2015			December 31, 2014
Description	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net Income Before Taxes	$195,368	$68,378	15.0%	$278,305	$97,407	25.1%	$302,994	$106,048	28.3%
Pre-tax Capital Gains—Pre IMR	261,723	91,603	20.0%	109,454	38,309	9.9%	71,313	24,960	6.7%
Dividends Received Deduction		(10,581)	(2.3)%		(23,864)	(6.2)%		(11,550)	(3.1)%
Tax Credits		(764)	(0.2)%		(2,594)	(0.7)%		(932)	(0.2)%
Non-deductible Expenses		59	—%		99	0.1%		119	—%
Prior Period Adjustment		(9,750)	(0.3)%		—	—%		—	—%
Reversal of IMR		1,209	0.3%		(5,939)	(1.5)%		(1,928)	(0.5)%
Change in Non-admitted assets		(1,540)	(0.3)%		1,283	0.3%		2,520	0.7%
Prior Year Over/Under Accrual		(1,201)	(2.1)%		(301)	(0.1)%		(4,839)	(1.3)%
Retained Deferred Tax Asset		—	—%		—	—%		5,133	1.4%
Non-consolidated Wholly Owned Subsidiaries		(57,572)	(12.6)%		—	—%		—	—%
Other		(376)	(0.1)%		110	0.1%		7,321	2.0%

Total Statutory Income Taxes		$79,465	17.4%		$104,510	27.0%		$126,852	34.0%

Federal Income Taxes Incurred		$20,373	4.5%		$3,370	0.9%		$3,192	0.9%
Change in Net Deferred Income Taxes		59,092	12.9%		101,140	26.1%		123,660	33.1%

Total Statutory Income Taxes		$79,465	17.4%		$104,510	27.0%		$126,852	34.0%

At December 31, 2016, the Company had no net operating loss carryforward.    At December 31, 2016, the Company had no capital loss carryforward. At December 31, 2016, the Company had $11.6 million of LIHTC carryforward, which will begin to expire, if not utilized, by 2030. At December 31, 2016, the Company had $8.1 million minimum tax credit carryforward which will not expire.

53

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

At December 31, 2016, the Company incurred $28.4 million in the current year that will be available for recoupment in the event of future net losses.

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

Tax years prior to 2006 are closed for audit or examination under the applicable statute of limitations. The Company is subject to ongoing examinations for subsequent tax years as a member of the former affiliate, Sun Life of Canada -U.S. Operations Holdings consolidated federal income tax returns. The 2007 through 2009 tax years for the consolidated return were settled at appeals with the Internal Revenue Service (the “IRS”), and the appeals closing documents have been submitted to the Joint Committee on Taxation. The IRS issued the Revenue Agent’s Report for the 2010 through 2013 tax years on December 15, 2016; such years are currently in the appeals process. Although the Company remains jointly and severally liable for consolidated tax liabilities, the Company is held harmless in accordance with the terms of the Sale Transaction and believes that the possibility of a tax liability for the pre-sale tax years is remote. Additionally, the Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of operations, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2016 and 2015. As of December 31, 2016, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2016 and December 31, 2015. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2016, 2015 and 2014. The Company has not accrued any penalties related to UTBs.

The Company will file a consolidated federal income tax return for the December 31, 2016 tax year with its wholly-owned subsidiary, DLNY, and will continue to do so in future tax years under Internal Revenue Code Section 1504(c)(1). A formal tax allocation agreement has been implemented, and the allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

15.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware’s statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company’s statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the Sale Transaction on August 2, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

In March 2016, the Company paid a $200.0 million dividend to the Parent, of which $169.5 million was ordinary and $30.5 million extraordinary. In September 2016, the Company paid a $100.0 million extraordinary dividend to the Parent. In September 2015, the Company paid an ordinary dividend of $75.0 million to the Parent. In November 2015, the Company paid a dividend of $36.5 million to the Parent, of which $21.1 million was ordinary and $15.4

54

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

million extraordinary. In March 2015, the Company paid an ordinary dividend of $200.0 million to the Parent. In March 2014, the Company paid an ordinary dividend of $185.0 million to the Parent.

Risk-Based Capital

Life and health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2016 and 2015.

16.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent Commitments

The Company had unfunded commitments for limited partnership investments of $25.2 million as of December 31, 2016. The Company also had commitments for limited partnership investments of $34.7 million as of December 31, 2015.

Regulatory and Industry Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective, premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.5 million and $3.5 million for guaranty fund assessments as of December 31, 2016 and 2015, respectively. The Company does not know the period over which the guaranty fund assessments may be paid.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation, Income Taxes, and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends received deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD. On May 30, 2010, the IRS issued an Industry Director Directive which made clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

On February 4, 2014, the IRS issued Revenue Ruling 2014-7, which provided that Revenue Ruling 2007-54 was thereby modified and superseded, and that Revenue Ruling 2007-61 was obsolete. Accordingly, the required interest holding, which was used in calculating a company’s share of DRD, is no longer a published position of the IRS and is viewed as effectively being revoked. Priority Guidance Plans released subsequent to the publication of Revenue Ruling 2014-7 do not include a project concerning the determination of the company’s share of DRD. For now, the issue has been resolved by the LB&I Industry Director’s Directive, Examination of Dividends Received Deduction on Separate Accounts of Life Insurance Companies, LMSB-4-0510-015 (May 20, 2010), which permits calculating required interest at another appropriate rate using a modified version of the formula, set forth in Treas.

55

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Reg. § 801-8(e). For the years ended December 31, 2016, 2015, and 2014, the Company’s financial statements reflect benefits of $10.1 million, $10.6 million, and $8.9 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations, or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pursuant to the terms of the Sale Transaction, the acquired companies, including the Company and DLNY, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of SLF and (ii) other specified matters, including losses arising from pending or threatened litigation as of the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF’s affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by DLNY, certain environmental liabilities, and certain liabilities arising under unclaimed property laws.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2016 and reported in the current financial statements:

•	Collateral posted under repurchase agreements which was reported as bonds and preferred stocks.

•	Cash collateral posted under reverse repurchase agreements which was reported as cash equivalents.

•	Certain Federal Home Loan Bank (“FHLB”) capital stock.

•	Certain bonds on deposit with governmental authorities as required by law.

•	Certain cash deposits held in a mortgage escrow account (see “Other restricted assets” below).

•	Derivative cash collateral which was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below).

56

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The following were restricted assets (including pledged assets):

(In Thousands)	Current Year									Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Non Admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Subject to Repurchase Agreements	$217,776	$—	$—	$—	$217,776	$440,852	$(223,076)	$—	$217,776	0.58%	0.58%
Subject to Reverse Repurchase Agreements	538,896	—	—	—	538,896	271,730	267,166	—	538,896	1.43%	1.43%
FHLB Capital Stock	16,425	—	—	—	16,425	5,981	10,444	—	16,425	0.04%	0.04%
On Deposit with States	5,005	—	—	—	5,005	4,050	955	—	5,005	0.01%	0.01%
Pledged as Collateral to FHLB (Including Securities and Commercial Mortgage Loans)	512,000	—	—	—	512,000	607,594	(95,594)	—	512,000	1.36%	1.36%
Pledged as Collateral Not Captured (Including Assets Backing Funding Agreements)	104,934	—	—	—	104,934	141,002	(36,068)	—	104,934	0.28%	0.28%
Other Restricted Assets	407,389	—	—	—	407,389	349,705	57,684	—	407,389	1.08%	1.08%

Total Restricted Assets	$1,802,425	$—	$—	$—	$1,802,425	$1,820,914	$(18,489)	$—	$1,802,425	4.78%	4.78%

The following were assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross Restricted
(In Thousands)	Current Year								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Bond Collateral to Societe Generale	$—	$—	$—	$—	$—	$37,610	$(37,610)	$—	—%	—%
Derivative Collateral	104,934	—	—	—	104,934	103,392	1,542	104,934	0.28%	0.28%

Total	$104,934	$—	$—	$—	$104,934	$141,002	$(36,068)	$104,934	0.28%	0.28%

57

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The following were other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross Restricted
(In Thousands)	Current Year								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Mortgage Escrow	$3,492	$—	$—	$—	$3,492	$3,142	$350	$3,492	0.01%	0.01%
Restricted Cash from Policyholders	—	—	—	—	—	57,070	(57,070)	—	—%	—%
Restricted Cash—Brokerage Margin	403,897	—	—	—	403,897	289,493	114,404	403,897	1.07%	1.07%

Total	$407,389	$—	$—	$—	$407,389	$349,705	$57,684	$407,389	1.08%	1.08%

Collateral from unsettled trades included cash received from sales of S&P 500 Index exchange-traded funds which funds were not yet purchased. A liability for the future purchase of the funds was included as payable for securities.

Lease Commitments

Effective August 1, 2013, the Company entered into a lease agreement for its former Massachusetts office. The lease expired on November 30, 2015. The Company did not incur rental expense related to this agreement in 2016. Rental expenses for 2015 and 2014 were $2.1 million and $2.1 million, respectively, under this lease.

Effective January 22, 2014, the Company entered into a lease agreement for its Indiana office. This lease expires on December 31, 2024. Rental expenses for 2016, 2015 and 2014 were $0.2 million, $0.2 million and $0.1 million, respectively, under this lease.

Effective July 27, 2016, the Company entered into a sublease agreement for additional space for its Indiana office, this lease expires on November 30, 2026. Rental expenses for 2016 were $0.2 million under this sublease.

Effective September 24, 2014, the Company entered into a lease agreement for its new Massachusetts office. On February 19, 2016, the original lease agreement was amended to add additional space. The lease, as amended, expires on April 30, 2023. Rental expense for 2016 and 2015 was $1.7 million and $0.9 million, respectively, under this lease. No rental expense was incurred for 2014 under this lease.

Effective February 26, 2016, the Company entered into a sublease agreement for its Chicago office. This sublease expires on July 29, 2018. Rental expenses for 2016 were $0.2 million under this sublease.

a. At January 1, 2017, minimum aggregate rental commitments were as follows:

Year Ending December 31,	(In Thousands) Operating Leases
2017	$2,822
2018	2,805
2019	2,654
2020	2,667
2021	2,681

Aggregate Total All Future Years	$4,162

58

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

17.	DEBT

On April 1, 2014, the Company entered into a $500.0 million revolving credit facility (the “Facility”) with Bank of America Merrill Lynch. Borrowings under the Facility were for general corporate purposes. Borrowings bore interest at LIBOR + 125 basis points, with a commitment fee of 30 basis points for any unused portion of the Facility, and the Facility had a 180 day tenor. The Facility was secured by certain securities held in an account established for this purpose, and borrowings were limited to a specified percentage of the value of the securities in this account. The total interest paid under the Facility in 2014 was approximately $1.1 million. This facility was terminated on December 22, 2014.

On December 12, 2014, the Company entered into a $350.0 million revolving credit facility (the “Replacement Facility”) with Societe Generale. Borrowings under the Replacement Facility may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Replacement Facility, and the Replacement Facility has a 270 days rolling margin commitment. The Replacement Facility is secured by certain securities held in an account established for this purpose, and borrowings are limited to a specified percentage of the value of the securities in this account. The total commitment fees paid in 2016, 2015, and 2014 were approximately $1.5 million, $1.7 million and $90 thousand, respectively, and the total interest paid under the Replacement Facility in 2016, 2015 and 2014 was approximately $200 thousand, $27 thousand and $90 thousand, respectively. At December 31, 2015, there was $25.0 million outstanding under the Replacement Facility which was paid in full on July 8, 2016. The Company was required to maintain a collateral security deposit with the lender. Upon repayment of the borrowed money on July 8, 2016, all collateral was returned.

18.	FEDERAL HOME LOAN BANK

The Company is a member of the FHLB of Indianapolis. Through its membership, the Company utilizes funding agreements obtained from the FHLB. The Company manages these funds in an investment spread strategy, consistent with its other investment spread operations. Accordingly, the Company considers these funds policyholder liabilities. It is not part of the Company’s strategy to utilize these fund for operations, and any funds obtained from the FHLB for use in the general operations would be accounted for as borrowed money. As of December 31, 2016 there was $365.0 million outstanding to the FHLB.

59

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

FHLB Capital Stock

Aggregate Totals

		General	Separate
Year Ended 2016 (In Thousands)	Total	Account	Accounts
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	2,218	2,218	—
Activity Stock	14,207	14,207	—
Excess Stock	—	—	—

Aggregate Total	$16,425	$16,425	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$383,567	XXX	XXX
Year Ended 2015 (In Thousands)
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	2,640	2,640	—
Activity Stock	—	—	—
Excess Stock	3,341	3,341	—

Aggregate Total	$5,981	$5,981	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$132,916	XXX	XXX

Membership Stock (Class A and B) Eligible for Redemption

(In Thousands)
Membership stock	Current Year Total	Not Eligible for Redemption	Less Than 6 Months	6 months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	16,425	16,425	—	—	—	—

Collateral Pledged to FHLB

Amount Pledged as of Reporting Date

(In Thousands)	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Total Collateral Pledged	$405,256	$390,734	$365,000
Current Year Separate Accounts Total Collateral Pledged	122,960	121,266	—

Current Year Total General and Separate Accounts Total Collateral Pledged	$528,216	$512,000	$365,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$616,227	$607,594	$210,000

60

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Maximum Amount Pledged During Reporting Period

(In Thousands)
	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Maximum Collateral Pledged	$441,111	$428,111	$365,000
Current Year Separate Accounts Maximum Collateral Pledged	122,960	121,266	—

Current Year Total General and Separate Accounts Maximum Collateral Pledged	$564,071	$549,377	$365,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$616,227	$607,594	$210,000

Borrowing from FHLB

Amount as of Reporting Date

Current Year (In Thousands)	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	365,000	365,000	—	304,939
Other	—	—	—	XXX

Aggregate Total	$365,000	$365,000	$—	$304,939

Prior Year (In Thousands)	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	—	—	—	—
Other	—	—	—	XXX

Aggregate Total	$—	$—	$—	$—

Maximum Amount during Reporting Period (Current Year)

(In Thousands)	Total	General Account	Separate Accounts
Debt	$—	$—	$—
Funding Agreements	365,000	365,000	—
Other	—	—	—

Aggregate Total	$365,000	$365,000	$—

61

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

FHLB – Prepayment Obligations

Does the Company have prepayment Obligations under the following arrangements (YES/NO)
Debt	YES
Funding Agreements	YES
Other	NO

19.	SUBSEQUENT EVENTS

Effective January 1, 2017, SeaBright Insurance Company (“SeaBright”), a Texas domestic property and casualty insurance company, became a controlled insurer of the Company. The Company invested a total of $48.3 million for the acquisition of SeaBright and for additional capital contributions.

On April 3, 2017 the Company paid an ordinary dividend of $135.4 million dividend to the Parent.

The Company is not aware of any other events that occurred subsequent to December 31, 2016 having a material effect on the financial statements. The Company has evaluated events that occurred from January 1, 2017 to April 28, 2017, the date the financial statements were available to be issued.

62

PART C

OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

A.	Condensed Financial Information—Accumulation Unit Values (Part A)

B.	Financial Statements of the Depositor (Part B)

	1.	Independent Auditors’ Reports;

	2.	Statutory-Basis Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus as of December 31, 2016 and 2015;

	3.	Statutory-Basis Statements of Operations for the Years Ended December 31, 2016, 2015 and 2014;

	4.	Statutory-Basis Statements of Changes in Capital Stock and Surplus for the Years Ended December 31, 2016, 2015 and 2014;

	5.	Statutory-Basis Statements of Cash Flows for the Years Ended December 31, 2016, 2015 and 2014; and

	6.	Notes to Statutory-Basis Financial Statements.

C.	Financial Statements of the Registrant (Part B)

	1.	Report of Independent Registered Public Accounting Firm;

	2.	Statement of Assets and Liabilities, December 31, 2016;

	3.	Statement of Operations, Year Ended December 31, 2016;

	4.	Statements of Changes in Net Assets, Years Ended December 31, 2016 and December 31, 2015; and

	5.	Notes to Financial Statements.

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)	Resolution of Board of Directors of the Depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on October 14, 1997);

(2)	Not Applicable;

(3)(a)	Marketing Services Agreement between Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Distributors, Inc. and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(i)	Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 27, 2009);

(3)(b)(ii)	Amendment No. 1 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 27, 2009);

(3)(b)(iii)	Amendment No. 2 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009);

(3)(b)(iv)	Amendment No. 3 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009);

(3)(c)(i)	Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(ii)	Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(iii)	General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(4)(a)	Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74844, filed on February 14, 2002);

(4)(b)	Certificate to be issued in connection with Contract filed as Exhibit 4(a) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-74844, filed on December 10, 2001);

(4)(c)	Flexible Payment Combination Fixed/Variable Individual Annuity Contract (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74844, filed on February 14, 2002);

(4)(d)	Secured Returns 2 Rider to Certificate filed as Exhibit (4)(b) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-115525, filed on May 14, 2004);

(4)(e)	Secured Returns 2 Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-115525, filed on May 14, 2004);

(4)(f)	Secured Returns for Life Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 2, 2005);

(4)(g)	Secured Returns for Life Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 3, 2006);

(4)(h)	Income ON Demand Benefit Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-83516, filed on September 22, 2006);

(4)(i)	Retirement Asset Protector Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-83516, filed on September 22, 2006);

(4)(j)	Retirement Income Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(4)(k)	Income ON Demand Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(4)(l)	Retirement Income Escalator II Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008);

(4)(m)	Income ON Demand II Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008);

(4)(n)	Income ON Demand II Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008);

(4)(o)	Income ON Demand II Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008);

(4)(p)	Income ON Demand III Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4, File No. 333-83362, filed on June 10, 2009);

(4)(q)	Sun Income Riser Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4, File No. 333-83362, filed on June 10, 2009);

(5)(a)	Application to be used with Contract filed as Exhibit 4(a) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed on February 14, 2002);

(5)(b)	Application to be used with Certificate filed as Exhibit 4(b) and Contract filed as Exhibit 4(c) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed on February 14, 2002);

(6)(a)	Certificate of Incorporation of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014);

(6)(b)	By-Laws of the Depositor(Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014);

(7)	Not Applicable;

(8)(a)	Participation Agreement by and between The Alger American Fund, the Depositor, and Fred Alger and Company, Incorporated (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 033-41628, filed on April 23, 1999);

(8)(b)	Participation Agreement dated February 17, 1998 by and between Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co. and the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 033-41628, filed on April 23, 1999);

(8)(c)	Participation Agreement dated February 17, 1998 by and among the Depositor, AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-82957, filed on February 3, 2000);

(8)(d)	Participation Agreement dated April 30, 2001 by and among Rydex Variable Trust, Rydex Distributors, Inc., and Sun Life Assurance Company of Canada (U.S.). (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed on July 27, 2001);

(8)(e)	Amended and Restated Participation Agreement dated September 1, 2004 by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Funds, and Fidelity Distributors Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(f)	Participation Agreement dated May 1, 2001 by and among Sun Life Assurance Company of Canada (U.S.), the Depositor, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed on July 27, 2001);

(8)(g)	Participation Agreement dated February 17, 1998 by and among Sun Life Assurance Company of Canada (U.S.), Lord Abbett Series Fund, Inc. and Lord, Abbett & Co. (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(h)	Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed on December 31, 2002);

(8)(i)	Participation Agreement Among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(j)	Participation Agreement Among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(k)	Participation Agreement by and among Wanger Advisors Trust, Columbia Funds Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(l)	Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(8)(m)	Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 of Delaware Life Variable Account G, File No. 333-111688, filed on April 27, 2007);

(8)(n)	Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), The Huntington Funds, Edgewood Services, Inc., and Huntington Asset Advisors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(8)(o)	Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-111688, filed on December 30, 2005);

(8)(p)	Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-143353, filed on May 30, 2007);

(8)(q)	Participation Agreement, dated August 1, 2011, among Putnam Variable Trust, Putnam Retail Management Limited Partnership, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Pre-Effective Amendment No. 2 the Registration Statement of Delaware Life Variable Account K on Form N-4, File No. 333-173301, filed on August 10, 2011);

(8)(r)	Participation Agreement, dated August 1, 2011, among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Equity Series VIT, and PIMCO Investments LLC (Incorporated herein by reference to Pre-Effective Amendment No. 2 the Registration Statement of Delaware Life Variable Account K on Form N-4, File No. 333-173301, filed on August 10, 2011);

(8)(s)	Participation Agreement, dated May 1, 2011, among Wells Fargo Variable Trust, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Pre-Effective Amendment No. 1 the Registration Statement on Form N-4, File No. 333-173301, filed on June 8, 2011);

(8)(t)	Participation Agreement dated April 24, 2009, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and, JPMorgan Funds Management, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 the Registration Statement on Form N-4, File No. 333-173301, filed on June 8, 2011);

(8)(u)	Participation Agreement, dated December 10, 2012, by and among MFS Variable Insurance Trusts I, II and III, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-65048, filed on December 10, 2012);

(8)(v)	Participation Agreement, restated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 29, 2013);

(8)(w)	Participation Agreement, restated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 29, 2013);

(8)(x)	Participation Agreement, dated April 29, 2011, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, RiverSource Variable Series Trust, Columbia Management Investment Advisers, LLC, and Columbia Management Investment Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 29, 2013);

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use;*

(10)(a)	Consent of Independent Registered Public Accounting Firm;*

(10)(b)	Representation of Counsel pursuant to Rule 485(b);*

(11)	Not Applicable;

(12)	Not Applicable;

(13)	Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 033-41628, filed on April 29, 1998);

(14)(a)	Powers of Attorney;*

(14)(b)	Resolution of the Board of Directors of the depositor dated April 26, 2017, authorizing the use of powers of attorney for Officer signatures (Incorporated herein by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-4, File No. 333-83516, filed on May 1, 2017);

(15)	Organizational Chart (Incorporated herein by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-4, File No. 333-83516, filed on May 1, 2017);

(16)	Master Services Agreement by and between Sun Life Assurance Company of Canada (U.S.) and se2, Inc., dated December 1, 2013. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-6, File No. 333-143354, filed on April 29, 2015.)

*	Filed herewith

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor
Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

David E. Sams, Jr. Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Executive Officer and Director

Daniel J. Towriss Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	President, Chief Risk Officer and Director

Michael S. Bloom Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and General Counsel and Secretary

Keith A. Dall Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Executive Vice President, Chief Actuary

Andrew F. Kenney Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Investment Officer

Jeffrey S. Lange Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Liability Hedging Officer

Michael K. Moran Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and Chief Accounting Officer and Treasurer

James D. Purvis Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Operating Officer

Robert S. Sabatino Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Information Technology and Operations

Michelle B. Wilcon Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Human Resources

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company, which is a wholly-owned subsidiary of Delaware Life Holdings, LLC.

The organization chart of the Depositor and Registrant is incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-4, File No. 333-83516, filed May 1, 2017.

None of the companies listed in such Exhibit 15 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.

Item 27. NUMBER OF CONTRACT OWNERS

As of March 1, 2017, there were 17,554 qualified and 11,394 non-qualified contract owners.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, G, I, K and L, and Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Delaware Life NY Variable Accounts A, B, C, D, J and N.

(b)	Name and Principal	Position and Offices
	Business Address*	with Underwriter
	Thomas G. Seitz	President and Director
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director

*The	principal business address of all directors and officers of the principal underwriter is 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

(c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451, at the offices of Clarendon Insurance Agency, Inc., at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451, or at the offices of se2, llc at 5801 SW 6th Avenue, Topeka, Kansas 66606-0001.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)	To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)	To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)	Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Delaware Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 1st day of May, 2017.

DELAWARE LIFE VARIABLE ACCOUNT F
(Registrant)
DELAWARE LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Daniel J. Towriss*
Daniel J. Towriss
President

*By:	/s/ Kenneth N. Crowley
Kenneth N. Crowley
Assistant Vice President and
Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David E. Sams, Jr.*	Chief Executive Officer and Director	May 1, 2017
David E. Sams, Jr.	(Principal Executive Officer)

/s/ Michael K. Moran*	Senior Vice President and Chief Accounting	May 1, 2017
Michael K. Moran	Officer and Treasurer
(Principal Financial Officer and Principal
Accounting Officer)

*By:	/s/ Kenneth N. Crowley	Attorney-in-Fact for:	May 1, 2017
	Kenneth N. Crowley	Dennis A. Cullen, Director
Daniel J. Towriss, Director

*	Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-4, File No. 333-83516, filed on or about May 1, 2017. Powers of attorney are included herein as Exhibit 14(a).

EXHIBIT INDEX

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use

(10)(a)	Consent of Independent Registered Public Accounting Firm

(10)(b)	Representation of Counsel pursuant to Rule 485(b)

(14)(a)	Powers of Attorney